Exhibit 10.1

EXECUTION COPY

$400,000,000

SENIOR SECURED SUPERPRIORITY

DEBTOR-IN-POSSESSION CREDIT AGREEMENT

Dated as of March 18, 2009

Among

CHEMTURA CORPORATION,
as Debtor and Debtor-in-Possession

as Borrower

and

THE GUARANTORS PARTY HERETO,
as Debtors and Debtors in Possession under Chapter 11 of the Bankruptcy Code

and

CITIBANK, N.A.

as Administrative Agent

and

ROYAL BANK OF SCOTLAND PLC

as Syndication Agent

and

CITIBANK, N.A.

as Initial Issuing Bank

THE INITIAL LENDERS AND THE OTHER LENDERS PARTY HERETO

CITIGROUP GLOBAL MARKETS INC.

as Sole Lead Arranger and Sole Bookrunner

Section 3.04 Determinations Under Sections 3.01 and 3.03	71

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

Section 4.01 Representations and Warranties of the Loan Parties	72

ARTICLE V

COVENANTS OF THE LOAN PARTIES

Section 5.01 Affirmative Covenants	76
Section 5.02 Negative Covenants	80
Section 5.03 Reporting Requirements	86
Section 5.04 Financial Covenants	89

ARTICLE VI

EVENTS OF DEFAULT

Section 6.01 Events of Default	90
Section 6.02 Actions in Respect of the Letters of Credit upon Default	94

ARTICLE VII

THE AGENTS

Section 7.01 Appointment and Authorization of the Agents	94
Section 7.02 Administrative Agent Individually	94
Section 7.03 Duties of Administrative Agent; Exculpatory Provisions	95
Section 7.04 Reliance by Administrative Agent	96
Section 7.05 Delegation of Duties	96
Section 7.06 Resignation of Administrative Agent	97
Section 7.07 Non-Reliance on Administrative Agent and Other Lender Parties	98
Section 7.08 No other Duties, etc.	99
Section 7.09 Indemnification of Agents	99
Section 7.10 Administrative Agent May File Proofs of Claim	99
Section 7.11 Collateral and Guaranty Matters	100

ARTICLE VIII

SUBSIDIARY GUARANTY

Section 8.01 Subsidiary Guaranty	100
Section 8.02 Guaranty Absolute	101
Section 8.03 Waivers and Acknowledgments	102
Section 8.04 Subrogation	102

SCHEDULES

Schedule I	-	Commitments and Applicable Lending Offices
Schedule II	-	Intellectual Property
Schedule III	-	Material IP Agreements
Schedule IV	-	Initial Pledged Equity
Schedule V	-	Initial Pledged Debt
Schedule VI	-	Designated Account Debtors
Schedule VII	-	Form of Invoices
Schedule VIII	-	Non-Filing Domestic Subsidiaries
Schedule 4.01(a)	-	Equity Investments; Subsidiaries
Schedule 4.01(b)	-	Loan Parties
Schedule 4.01(i)	-	Disclosures
Schedule 4.01(m)	-	Environmental Liabilities
Schedule 4.01(t)	-	Surviving Debt
Schedule 4.01(u)	-	Lien
Schedule 5.02(g)	-	Investments in Joint Ventures
Schedule 5.02(p)	-	Sale and Lease Backs

EXHIBITS

Exhibit A-1	-	Form of Term Note
Exhibit A-2	-	Form of Non-rollup Revolving Credit Note
Exhibit A-3	-	Form of Rollup Revolving Credit Note
Exhibit B	-	Form of Notice of Borrowing
Exhibit C	-	Form of Assignment and Acceptance
Exhibit D-1	-	Form of Opinion of Kirkland & Ellis LLP
Exhibit E	-	Interim Order
Exhibit F	-	Form of Borrowing Base Certificate
Exhibit G	-	Form of IP Security Agreement Supplement
Exhibit H	-	Form of Guaranty Supplement

SENIOR SECURED SUPERPRIORITY
DEBTOR-IN-POSSESSION CREDIT AGREEMENT

SENIOR SECURED SUPERPRIORITY DEBTOR-IN-POSSESSION CREDIT AGREEMENT (this “Agreement”) dated as of March 18, 2009 among CHEMTURA CORPORATION, a Delaware corporation and a debtor and debtor-in-possession in a case pending under chapter 11 of the Bankruptcy Code (as hereinafter defined) (the “Borrower”), and each of the direct and indirect Subsidiaries of the Borrower signatory hereto (each, a “Guarantor”, and together with any person that becomes a Guarantor hereunder pursuant to Section 8.05, the “Guarantors”), each of which is a debtor and debtor-in-possession in a case pending under chapter 11 of the Bankruptcy Code, the Initial Lenders (as hereinafter defined) and the other banks, financial institutions and other institutional lenders party hereto (each, a “Lender”, and together with the Initial Lenders and any other person that becomes a Lender hereunder pursuant to Section 10.07, the “Lenders”), CITIBANK, N.A. (“Citibank”), as the initial issuing bank (in such capacity, the “Initial Issuing Bank”), Citibank, as administrative agent (or any successor appointed pursuant to Article VII, the “Administrative Agent”) for the Lender Parties and the other Secured Parties (each as hereinafter defined), ROYAL BANK OF SCOTLAND PLC (“RBS”), as syndication agent (the “Syndication Agent”) and CITIGROUP GLOBAL MARKETS INC., as sole lead arranger and sole bookrunner (the “Lead Arranger”).

PRELIMINARY STATEMENTS

(1)           On March 18, 2009 (the “Petition Date”), the Borrower and the Guarantors filed voluntary petitions in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) for relief, and commenced proceedings (the “Cases”) under chapter 11 of the U.S. Bankruptcy Code (11 U.S.C. §§ 101 et seq.; the “Bankruptcy Code”) and have continued in the possession of their assets and in the management of their businesses pursuant to sections 1107 and 1108 of the Bankruptcy Code.

(2)           The Borrower has requested that the Agents and the Lender Parties (each as hereinafter defined) enter into term, revolving credit and letter of credit facilities (collectively, the “Facilities”) in an aggregate principal amount not to exceed $400,000,000.  The Lender Parties have agreed to enter into the Facilities on the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS AND ACCOUNTING TERMS

Section 1.01  Certain Defined Terms.  As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

“Account Collateral” has the meaning specified in Section 9.01(f).

“Account Debtor” means, with respect to any Account, the Person obligated on such Account.

“Accounts” has the meaning set forth in the UCC.

“Activities” has the meaning specified in Section 7.02(b).

“Administrative Agent” has the meaning specified in the recital of parties to this Agreement.

“Administrative Agent’s Account” means the account of the Administrative Agent maintained by the Administrative Agent with Citibank and identified to the Borrower and the Lender Parties from time to time.

“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.

“Advance” means a Term Advance, a Rollup Revolving Credit Advance, a Non-rollup Revolving Credit Advance, a Rollup Letter of Credit Advance or a Non-rollup Letter of Credit Advance.

“Affected Lender” has the meaning specified in Section 2.20.

“Affiliate” means, as to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person or is a director or officer of such Person.  For purposes of this definition, the term “control” (including the terms “controlling”, “controlled by” and “under common control with”) of a Person means the possession, direct or indirect, of the power to vote 10% or more of the Voting Stock of such Person or to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Stock, by contract or otherwise.

“After-Acquired Intellectual Property” has the meaning specified in Section 9.04(g)(v).

“Agent’s Group” has the meaning specified in Section 7.02(b).

“Agents” means the Administrative Agent and the Lead Arranger.

“Agreement Value” means, for each Hedge Agreement, on any date of determination, an amount determined by the Administrative Agent equal to:  (a) in the case of a Hedge Agreement documented pursuant to the Master Agreement (Multicurrency-Cross Border) published by the International Swap and Derivatives Association, Inc. (the “Master Agreement”), the amount, if any, that would be payable by any Loan Party or any of its Subsidiaries to its counterparty to such Hedge Agreement, as if (i) such Hedge Agreement were being terminated early on such date of determination, (ii) such Loan Party or Subsidiary were the sole “Affected Party,” and (iii) the Administrative Agent were the sole party determining such payment amount (with the Administrative Agent reasonably making such determination pursuant to the provisions of the form of Master Agreement); (b) in the case of a Hedge Agreement traded on an exchange, the mark-to-market value of such Hedge Agreement, which will be the unrealized loss on such Hedge Agreement to the Loan Party or Subsidiary of a Loan Party party to such Hedge Agreement reasonably determined by the Administrative Agent based on the settlement price of such Hedge Agreement on such date of determination; or (c) in all other cases, the mark-to-market value of such Hedge Agreement, which will be the unrealized loss on such Hedge Agreement to the Loan Party or Subsidiary of a Loan Party party to such Hedge Agreement reasonably determined by the Administrative Agent as the amount, if any, by which (i) the present value of the future cash flows to be paid by such Loan Party or Subsidiary exceeds (ii) the present value of the future cash flows to be received by such Loan Party or Subsidiary pursuant to such Hedge Agreement;

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capitalized terms used and not otherwise defined in this definition or this Agreement shall have the respective meanings set forth in the above described Master Agreement or any other document governing such Hedge Agreement.

“Applicable Lending Office” means, with respect to each Lender Party, such Lender Party’s Domestic Lending Office in the case of a Base Rate Advance and such Lender Party’s Eurodollar Lending Office in the case of a Eurodollar Rate Advance.

“Applicable Margin” means (a) in respect of the Term Facility, 7.5% per annum, in the case of Eurodollar Advances, and 6.5% per annum, in the case of Base Rate Advances, (b) in respect of the Non-rollup Revolving Credit Facility, 7.5% per annum, in the case of Eurodollar Rate Advances, and 6.5% per annum, in the case of Base Rate Advances and (c) in respect of the Rollup Revolving Credit Facility, 3.5% per annum, in the case of Eurodollar Rate Advances, and 2.5% per annum, in the case of Base Rate Advances; provided that during any Specified Interest Accrual Period, the Applicable Margin stated herein for each Facility shall be increased by 2.5% per annum.

“Appropriate Lender” means, at any time, with respect to (a) the Non-rollup Revolving Credit Facility, the Rollup Revolving Credit Facility or the Term Facility, a Lender that has a Commitment or Advances outstanding, in each case with respect to or under such Facility at such time, and (b) the Letter of Credit Sublimit, (i) any Issuing Bank, (ii) if the Non-rollup Revolving Credit Lenders have made Non-rollup Letter of Credit Advances pursuant to Section 2.03(c) that are outstanding at such time, each such Non-rollup Revolving Credit Lender and (iii) if the Rollup Revolving Credit Lenders have made Rollup Letter of Credit Advances pursuant to Section 2.21(c) that are outstanding at such time, each such Rollup Revolving Credit Lender.

“Approved Electronic Communications” means each Communication that any Loan Party is obligated to, or otherwise chooses to, provide to the Administrative Agent pursuant to any Loan Document or the transactions contemplated therein, including any financial statement, financial and other report, notice, request, certificate and other information material; provided, however, that, solely with respect to delivery of any such Communication by any Loan Party to the Administrative Agent and without limiting or otherwise affecting either the Administrative Agent’s right to effect delivery of such Communication by posting such Communication to the Approved Electronic Platform or the protections afforded hereby to the Administrative Agent in connection with any such posting, “Approved Electronic Communication” shall exclude (i) any Notice of Borrowing, Letter of Credit Application, notice of Conversion or continuation, and any other notice, demand, communication, information, document and other material relating to a request for a new, or a conversion of an existing, Borrowing, (ii) any notice pursuant to Section 2.06 and any other notice relating to the payment of any principal or other amount due under any Loan Document prior to the scheduled date therefor, (iii) all notices of any Default or Event of Default and (iv) any notice, demand, communication, information, document and other material required to be delivered to satisfy any of the conditions set forth in Article III or any other condition to any Borrowing or other extension of credit hereunder or any condition precedent to the effectiveness of this Agreement.

“Approved Electronic Platform” has the meaning specified in Section 10.02(d).

“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

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“Assignment and Acceptance” means an assignment and acceptance entered into by a Lender Party and an Eligible Assignee, and accepted by the Administrative Agent, in accordance with Section 10.07 and in substantially the form of Exhibit C hereto.

“Available Amount” of any Letter of Credit means, at any time, the maximum amount available to be drawn under such Letter of Credit at such time (assuming compliance at such time with all conditions to drawing).

“Availability” means, at any time, (a) the lesser of (i) the Borrowing Base at such time (based on the most recent Borrowing Base Certificate), and (ii) the aggregate Commitments at such time minus (b) the sum of (i) the Advances outstanding at such time plus (ii) the aggregate Available Amount of all Letters of Credit outstanding at such time.  Availability at any time shall be determined by reference to the most recent Borrowing Base Certificate delivered to the Administrative Agent pursuant to Section 5.03(p).

“Bank Product Reserves” means all reserves which the Administrative Agent from time to time establishes in its reasonable judgment for the Obligations under the Secured Cash Management Agreements and the Secured Hedge Agreements then outstanding.

“Bankruptcy Code” has the meaning specified in the Preliminary Statements.

“Bankruptcy Court” has the meaning specified in the Preliminary Statements and means the United States District Court for the Southern District of New York when such court is exercising direct jurisdiction over the Cases.

“Base Rate” means the higher of (a) 4% per annum and (b) a fluctuating interest rate per annum in effect from time to time, which rate per annum shall at all times be equal to the higher of (i) the rate of interest announced publicly by Citibank in New York, New York, from time to time, as Citibank’s base rate and (ii) ½ of 1% per annum above the Federal Funds Rate.

“BBA LIBOR” has the meaning specified in the definition of “Eurodollar Rate”.

“Borrower” has the meaning specified in the recital of parties to this Agreement.

“Borrower’s Account” means the account of the Borrower maintained by the Borrower and specified in writing to the Administrative Agent from time to time.

“Borrowing” means a borrowing consisting of simultaneous Advances of the same Type made by the Appropriate Lenders.

“Borrowing Base” means:

(a) prior to the Final Term Advance Date, $190,000,000; and

(b) on or after the Final Term Advance Date, (i) 80% of the value of Eligible Receivables, plus (ii) the lesser of (A) 85% of the Net Orderly Liquidation Value Percentage of Eligible Inventory and (B) 75% of the cost of Eligible Inventory, plus (iii) $125,000,000, minus (iv) Reserves.

“Borrowing Base Certificate” means a certificate in substantially the form of Exhibit F hereto (with such changes therein as may be required in accordance with the terms of this

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Agreement by the Administrative Agent or the Initial Lenders to reflect the components of, and reserves against, the Borrowing Base as provided for hereunder from time to time), executed and certified as accurate and complete by a Responsible Officer of the Borrower or by the controller of the Borrower, which shall include detailed calculations as to the Borrowing Base as reasonably requested by the Administrative Agent or the Initial Lenders.

“Budget Variance Report” means a report, in each case certified by a Responsible Officer of the Borrower, in form reasonably satisfactory to the Initial Lenders, delivered in accordance with Section 5.03(e), showing actual cash flows and the aggregate maximum amount of utilization of the Commitments for each such week as of the end of the week immediately preceding the week during which such Budget Variance Report is delivered and the variance (as a percentage) of such amounts from the corresponding anticipated amounts therefor set forth in the DIP Budget.

“Business Day” means a day of the year on which banks are not required or authorized by law to close in New York City and, if the applicable Business Day relates to any Eurodollar Rate Advances, on which dealings are carried on in the London interbank market.

“Capital Expenditures” means, for any Person for any period, the sum (without duplication) of all expenditures made, directly or indirectly, by such Person or any of its Subsidiaries during such period for equipment, fixed assets, real property or improvements, or for replacements or substitutions therefor or additions thereto, that have been or should be, in accordance with GAAP, reflected as additions to property, plant or equipment on a Consolidated balance sheet of such Person.  For purposes of this definition, the purchase price of equipment that is purchased simultaneously with the trade in of existing equipment or with insurance proceeds shall be included in Capital Expenditures only to the extent of the gross amount of such purchase price less the credit granted by the seller of such equipment for the equipment being traded in at such time or the amount of such proceeds, as the case may be.

“Capitalized Leases” means all leases that have been or should be, in accordance with GAAP, recorded as capitalized leases.

“Carve-Out” means (i) all fees required to be paid to the Clerk of the Bankruptcy Court and to the Office of the United States Trustee under Section 1930(a) of title 28 of the United States Code, (ii) Professional Fees that are incurred prior to an Event of Default, and invoiced and payable under sections 330 and 331 of the Bankruptcy Code, whether prior to or after an Event of Default (the “Pre-Trigger Pipeline Claims”) (but only to the extent that such fees are payable pursuant to an order of the Bankruptcy Court), and (iii) without duplication of the amounts described in clause (ii) above, Professional Fees in an aggregate amount not to exceed $8,000,000 (the “Carve-Out Cap”) incurred after the occurrence and during the continuance of an Event of Default (but only to the extent such fees are payable pursuant to an order of the Bankruptcy Court); provided, however (to the extent allowed by the Bankruptcy Court), that the Borrower and each Guarantor shall be permitted to pay the Pre-Trigger Pipeline Claims, and the Carve-Out Cap shall not be reduced by the amount of any compensation and reimbursement of expenses incurred prior to the occurrence of an Event of Default (to the extent allowed by the Bankruptcy Court), whether paid prior to or after an Event of Default, or any fees, expenses, indemnities or other amounts paid to the Administrative Agent or the Lenders and their respective attorneys and agents under this Agreement or otherwise; and provided further that nothing herein shall be construed to impair the ability of any party to object to any of the fees, expenses, reimbursement or compensation described above in accordance with the Bankruptcy Code, the Federal Rules of Bankruptcy Procedure, The Local Bankruptcy Rules for the Southern District of New York,

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Guidelines for Reviewing Applications for Compensation & Reimbursement of Expenses Filed Under 11 U.S.C. Section 330, and any applicable order of the Bankruptcy Court.

“Cases” has the meaning specified in the Preliminary Statements.

“Cash Collateralize” means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the Issuing Banks and the Non-rollup Revolving Credit Lenders or Rollup Revolving Credit Lenders, as applicable, as collateral for the L/C Obligations, cash or deposit account balances in an amount not less than 105% of the face amount of such L/C Obligations, pursuant to customary documentation in form and substance reasonably satisfactory to the Administrative Agent and the Issuing Banks.  Derivatives of such term have corresponding meanings.

“Cash Equivalents” means any of the following, to the extent having a maturity of not greater than 12 months from the date of issuance thereof:  (a) readily marketable direct obligations of the Government of the United States or any agency or instrumentality thereof or obligations unconditionally guaranteed by the full faith and credit of the Government of the United States, (b) certificates of deposit of or time deposits with any commercial bank that is a Lender Party or a member of the Federal Reserve System that issues (or the parent of which issues) commercial paper rated as described in clause (c), is organized under the laws of the United States or any state thereof and has combined capital and surplus of at least $1,000,000,000, (c) commercial paper in an aggregate amount of no more than $25,000 per issuer outstanding at any time, issued by any corporation organized under the laws of any state of the United States and rated at least “Prime-1” (or the then equivalent grade) by Moody’s or “A-1” (or the then equivalent grade) by S&P, and (d) Investments, classified in accordance with GAAP, as current assets of the Borrower or any of its Subsidiaries, in money market investment programs registered under the Investment Company Act of 1940, as amended, which are administered by financial institutions that have the highest rating obtainable from either Moody’s or S&P and which are approved by the Bankruptcy Court.

“Cash Management Agreement” means any agreement to provide cash management services, including treasury, depository, overdraft, credit or debit card, electronic funds transfer and other cash management arrangements.

“Cash Management Bank” means any Person that, at the time it enters into a Cash Management Agreement, is a Lender Party or an Affiliate of a Lender Party, in its capacity as a party to such Cash Management Agreement.

“CFC” means an entity that is a controlled foreign corporation of the Borrower under Section 957 of the Internal Revenue Code.

“Change of Control” means and shall be deemed to have occurred upon the occurrence of any of the following events:  (i) any Person or two or more Persons acting in concert shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934), directly or indirectly, of Voting Stock of the Borrower (or other securities convertible into such Voting Stock) representing 35% or more of the combined voting power of all Voting Stock of the Borrower; or (ii) after the date of this Agreement, individuals who as of the date of this Agreement were directors of the Borrower, together with each individual on the board of directors of the Borrower who was either (x) elected or appointed by a majority of those members of the board of directors of the Borrower who were members at the time of such election or appointment or (y) nominated for election or appointment

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by a majority of those members of the board of directors of the Borrower who were members at the time of such nomination, shall cease for any reason to constitute a majority of the board of directors of the Borrower.

“Citibank” has the meaning specified in the recital of parties to this Agreement.

“Collateral” means all “Collateral” referred to in the Collateral Documents and all other property of the Loan Parties that is or is purported to be subject to any Lien in favor of the Administrative Agent for the benefit of the Secured Parties.

“Collateral Access Agreement” means any landlord waiver, mortgagee waiver, bailee letter, or any similar acknowledgment or agreement of any warehouseman or processor that owns or is in possession of property where any Inventory is stored or located, pursuant to which a Person shall waive or subordinate its rights and claims as landlord, mortgagee, bailee, warehouseman or processor in any Inventory of a Loan Party and grant access to the Administrative Agent for the repossession and sale of such Inventory, in each case in form and substance reasonably satisfactory to the Agent.

“Collateral Documents” means, collectively, the provisions of Article IX of this Agreement, the Intellectual Property Security Agreement, the Mortgages and any other agreement that creates or purports to create a Lien in favor of the Administrative Agent for the benefit of the Secured Parties.

“Commitment” means a Term Commitment, a Rollup Revolving Credit Commitment, a Non-rollup Revolving Credit Commitment or a Letter of Credit Commitment.

“Committee” means the unsecured creditors’ committee appointed in the Cases.

“Communications” means each notice, demand, communication, information, document and other material provided for hereunder or under any other Loan Document or otherwise transmitted between the parties hereto relating this Agreement, the other Loan Documents, any Loan Party or its Affiliates, or the transactions contemplated by this Agreement or the other Loan Documents including, without limitation, all Approved Electronic Communications.

“Computer Software” has the meaning specified in Section 9.01(g)(iv).

“Consolidated” refers to the consolidation of accounts in accordance with GAAP.

“Contract” means an agreement between any Loan Party and an Account Debtor in any written form acceptable to such Loan Party, or in the case of any open account agreement as evidenced by one of the forms of invoices set forth in Schedule VII hereto or otherwise approved by the Administrative Agent from time to time (which approval shall not be unreasonably withheld), pursuant to or under which such Account Debtor shall be obligated to pay for goods or services from time to time.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and the terms “Controlling” and “Controlled” shall have meanings correlative thereto.

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“Conversion”, “Convert” and “Converted” each refers to the conversion of Advances from one Type to Advances of the other Type.

“Copyrights” has the meaning specified in Section 9.01(g)(iii).

“Debt” of any Person means, without duplication, (a) all indebtedness of such Person for borrowed money, (b) all Obligations of such Person for the deferred purchase price of property or services (other than trade payables not overdue by more than 90 days incurred in the ordinary course of such Person’s business), (c) all Obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all Obligations of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all Obligations of such Person as lessee under Capitalized Leases, (f) all Obligations of such Person under acceptance, letter of credit or similar facilities, (g) all Obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Equity Interests in such Person or any other Person or any warrants, rights or options to acquire such Equity Interests, valued, in the case of Redeemable Preferred Interests, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends, (h) all Obligations of such Person in respect of Hedge Agreements, valued at the Agreement Value thereof, (i) all Guarantee Obligations and Synthetic Debt of such Person and (j) all indebtedness and other payment Obligations referred to in clauses (a) through (i) above of another Person secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any Lien on property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such indebtedness or other payment Obligations.

“Debtor Relief Law” means the Bankruptcy Code and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or any other applicable jurisdiction from time to time in effect and affecting the rights of creditors generally.

“Default” means any Event of Default or any event that would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

“Defaulted Advance” means, with respect to any Lender at any time, the portion of any Advance required to be made by such Lender to the Borrower pursuant to Section 2.01, 2.02, 2.03 or 2.21 at or prior to such time which has not been made by such Lender or by the Administrative Agent for the account of such Lender pursuant to Section 2.02(e) as of such time.  In the event that a portion of a Defaulted Advance shall be deemed made pursuant to Section 2.15(a), the remaining portion of such Defaulted Advance shall be considered a Defaulted Advance originally required to be made pursuant to Section 2.01 on the same date as the Defaulted Advance so deemed made in part.

“Defaulted Amount” means, with respect to any Lender Party at any time, any amount required to be paid by such Lender Party to the Administrative Agent or any other Lender Party hereunder or under any other Loan Document at or prior to such time which has not been so paid as of such time, including, without limitation, any amount required to be paid by such Lender Party to (a) any Issuing Bank pursuant to Section 2.03(d) to purchase a portion of a Non-rollup Letter of Credit Advance made by such Issuing Bank, (b) the Administrative Agent pursuant to

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Section 2.02(e) to reimburse the Administrative Agent for the amount of any Advance made by the Administrative Agent for the account of such Lender Party, (c) any other Lender Party pursuant to Section 2.13 to purchase any participation in Advances owing to such other Lender Party, (d) the Administrative Agent or any Issuing Bank pursuant to Section 7.07 to reimburse the Administrative Agent or such Issuing Bank for such Lender Party’s ratable share of any amount required to be paid by the Lender Parties to the Administrative Agent or such Issuing Bank as provided therein and (e) any Issuing Bank pursuant to Section 2.21(d) to purchase a portion of a Rollup Letter of Credit Advance made by such Issuing Bank.  In the event that a portion of a Defaulted Amount shall be deemed paid pursuant to Section 2.15(b), the remaining portion of such Defaulted Amount shall be considered a Defaulted Amount originally required to be paid hereunder or under any other Loan Document on the same date as the Defaulted Amount so deemed paid in part.

“Defaulting Lender” means, at any time, a Lender Party as to which the Administrative Agent has notified the Borrower that (a) such Lender Party has failed for two or more Business Days to comply with its obligations under this Agreement to make an Advance or make a payment to an Issuing Bank in respect of an Unreimbursed mount (each a “funding obligation”), (b) such Lender Party has notified the Administrative Agent, or has stated publicly, that it will not comply with any such funding obligation hereunder, or has defaulted on its funding obligations under any other loan agreement or credit agreement or other similar/other financing agreement, (c) such Lender Party has, for two or more Business Days, failed to confirm in writing to the Administrative Agent, in response to a written request of the Administrative Agent, that it will comply with its funding obligations hereunder, or (d) a Lender Insolvency Event has occurred and is continuing with respect to such Lender Party.  Any determination that a Lender Party is a Defaulting Lender under any of clauses (a) through (d) above (to the extent such a determination is contemplated in the preceding sentence in order for the relevant Lender Party to be considered a Defaulting Lender pursuant to such clause) will be made by the Administrative Agent in its sole discretion acting in good faith.

“Designated Litigation Liabilities” means all criminal and civil judgments rendered against, and all civil and criminal settlements entered into by, the Borrower and any of its Subsidiaries in connection with the antitrust investigations and related matters described under the heading “Antitrust Investigation and Related Matters” set forth in the Borrower’s Form 10-K filed with the SEC in respect of the Borrower’s fiscal year ended December 31, 2008 and all costs and expenses related thereto.

“DIP Budget” means, at any time, collectively (a) the forecast delivered pursuant to Section 3.01(a)(ix) detailing the Borrower’s anticipated weekly cash receipts and disbursements and anticipated weekly cash flow projections, on a Consolidated basis for the Borrower and its Subsidiaries, and setting forth the anticipated aggregate maximum amount of utilization of the Commitments for each such week, together with a written set of assumptions supporting such projections, for the thirteen week period commencing with the week in which the Petition Date occurs and (b) the most recent supplement to such forecast, and all intervening supplements to such forecast, delivered in accordance with Section 5.03(f).

“DIP Financing Orders” means the Interim Order and the Final Order.

“Domestic Lending Office” means, with respect to any Lender Party, the office of such Lender Party specified as its “Domestic Lending Office” opposite its name on Schedule I hereto or in the Assignment and Acceptance pursuant to which it became a Lender Party, as the case

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may be, or such other office of such Lender Party as such Lender Party may from time to time specify to the Borrower and the Administrative Agent.

“EBITDA” means, for any Person for any period, (a) net income (or net loss) plus (b) without duplication, to the extent included in the calculation of net income of such Person for such period in accordance with GAAP, the sum of (i) Interest Expense, (ii) income tax expense, (iii) depreciation expense, (iv) amortization expense, (v) non-cash charges related to restructuring, asset impairment or other extraordinary items and costs and expenses and legal and other advisor fees and expenses incurred in connection with the Cases and any related plan of reorganization, and fees and expenses incurred in connection with European Receivables Financing, (vi) charges for legal and other expenses in connection with Designated Litigation Liabilities in an aggregate amount not to exceed $40,000,000, (vii) the amount of all Designated Litigation Liabilities incurred for such period in excess of $1,000,000 in the aggregate to the extent that the same were deducted in arriving at net income (or net loss) for such period, (viii) any losses from sales of assets other than in the ordinary course of business, (ix) the amount of all fees, expenses and premiums incurred in connection with obtaining and attempting to obtain debtor-in-possession financing and receivables financing expense, including but not limited to fees, expenses and premiums incurred in connection with the execution and delivery of this Agreement and (x) non-cash expenses in respect of employees’ compensation payable in Equity Interests, minus (c) without duplication, (i) cash payments for non-cash restructuring charges reserved in a prior period to the extent a charge or expense for such payments was included in EBITDA for a prior period pursuant to clause (b) above and (ii) to the extent included in the calculation of net income of such Person for such period in accordance with GAAP, any gains from sales of assets other than in the ordinary course of business and any other extraordinary gains.  For the purposes of calculating EBITDA for any period, if during such period the Borrower or any of its Subsidiaries shall have made an acquisition, EBITDA for such period shall be calculated after giving pro forma effect thereto as if such acquisition occurred on the first day of such period.

“Effective Date” means the date on which this Agreement became effective pursuant to Section 3.01.

“Eligible Assignee” means with respect to any Facility (other than the Letter of Credit Facility), (i) a Lender Party; (ii) an Affiliate of a Lender Party; (iii) an Approved Fund; and (iv) any other Person (other than an individual) approved by (x) the Administrative Agent and (y) in the case of an assignment of a Non-rollup Revolving Credit Commitment, each Issuing Bank; provided, however, that neither any Loan Party nor any Affiliate of a Loan Party shall qualify as an Eligible Assignee under this definition.

“Eligible Inventory” means, at the time of any determination thereof, without duplication, the Inventory Value of the Loan Parties at such time that is not ineligible for inclusion in the calculation of the Borrowing Base pursuant to any of clauses (a) through (m) below.  No Inventory shall be deemed Eligible Inventory if, without duplication:

(a)           a Loan Party does not have good, valid and unencumbered title thereto, subject only to Liens granted to the Administrative Agent for the benefit of the Secured Parties under the Loan Documents and Permitted Liens; or

(b)           it is not located in the United States; or

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(c)           it is either (i) not located on property owned by a Loan Party or (ii) located at a third party processor or (except in the case of consigned Inventory, which is covered by clause (f) below) in another location not owned by a Loan Party (it being understood that the Borrower will provide its best estimate of the value of such Inventory to be agreed to by the Administrative Agent and reflected in the Borrowing Base Certificate), and either (A) is not covered by a Collateral Access Agreement, (B) a Rent Reserve has not been taken with respect to such Inventory or, in the case of any third party processor, a Reserve has not been taken by the Administrative Agent in the exercise of its reasonable discretion or (C) is not subject to an enforceable agreement in form and substance reasonably satisfactory to the Administrative Agent pursuant to which the relevant Loan Party has validly assigned its access rights to such Inventory and property to the Administrative Agent; or

(d)           it is operating supplies, labels, packaging or shipping materials, cartons, repair parts, labels or miscellaneous spare parts, nonproductive stores inventory and other such materials, in each case not considered used for sale in the ordinary course of business of the Loan Parties by the Administrative Agent in its reasonable discretion from time to time; or

(e)           it is not subject to a valid and perfected first priority Lien in favor of the Administrative Agent subject only to Permitted Liens; or

(f)            it has been sold or is consigned at a customer, supplier or contractor location but still accounted for in the Loan Party’s inventory balance; or

(g)           it is in transit (unless it is in transit from one location within the United States of a Loan Party to another location of a Loan Party within the United States and as to which a Reserve has been taken by the Administrative Agent in the exercise of its reasonable discretion); or

(h)           it is obsolete, slow-moving, nonconforming or unmerchantable or is identified as a write-off, overstock or excess by a Loan Party, or does not otherwise conform to the representations and warranties contained in this Agreement and the other Loan Documents applicable to Inventory; or

(i)            it is Inventory used as a sample or prototype, display or display item; or

(j)            and to the extent any portion of Inventory Value thereof is attributable to intercompany profit among Loan Parties or their Affiliates; or

(k)           it is damaged, defective or marked for return to vendor, has been deemed by a Loan Party to require rework or is being held for quality control purposes; or

(l)            it does not meet all material applicable standards imposed by any Governmental Authority having regulatory authority over it; or

(m)          as to which the Administrative Agent shall not have completed its due diligence investigation in scope, and with results, satisfactory to the Administrative Agent.

“Eligible Receivables” means, at the time of any determination thereof, each Account that satisfies the following criteria: such Account (i) has been invoiced to, and represents the bona

11

fide amounts due to a Loan Party from, the purchaser of goods or services, in each case originated in the ordinary course of business of such Loan Party and (ii) is not ineligible for inclusion in the calculation of the Borrowing Base pursuant to any of clauses (a) through (v) below.  In determining the amount to be so included, the face amount of an Account shall be reduced by, without duplication, to the extent not reflected in such face amount, (A) the amount of all accrued and actual discounts, claims, credits or credits pending, promotional program allowances, price adjustments, finance charges or other allowances (including any amount that a Loan Party may be obligated to rebate to a customer pursuant to the terms of any written agreement or understanding), (B) the aggregate amount of all limits and deductions provided for in this definition and elsewhere in this Agreement, if any, and (C) the aggregate amount of all cash received in respect of such Account but not yet applied by a Loan Party to reduce the amount of such Account.  No Account shall be an Eligible Receivable if, without duplication:

(a)   any representation or warranty contained in this Agreement or any other Loan Document with respect to such specific Account is not true and correct with respect to such Account; or

(b)   the Account Debtor on such Account has disputed liability or made any claim with respect to such Account or any other Account due from such Account Debtor to any Loan Party but only to the extent of such dispute or claim; or

(c)   the Account Debtor in respect of such Account or any of its Affiliates is also a supplier to any Loan Party; provided that such Account shall be ineligible pursuant to this clause (c) only to the extent of an amount equal to the aggregate amount of accounts payable or other indebtedness owing by the Loan Parties to such Account Debtor or any of its Affiliates as at such date, unless the Account Debtor has executed a satisfactory no-offset letter; or

(d)   the transaction represented by such Account is to an Account Debtor which, if a natural person, is not a resident of the United States or, if not a natural person, is organized under the laws of a jurisdiction outside the United States or has its chief executive office outside the United States, unless (i) such Account is backed by a letter of credit in customary and reasonable form from an issuer reasonably deemed creditworthy by the Administrative Agent, which letter of credit is reasonably acceptable to the Administrative Agent in its reasonable discretion and such letter of credit names the Administrative Agent as the beneficiary or the issuer of such letter of credit has consented to the assignment of the proceeds thereof to the Administrative Agent, (ii) such Account Debtor is, if a natural person, a resident of Canada or the United Kingdom or, if not a natural person, is organized under the laws of the United Kingdom, Canada or a province of Canada and has its chief executive office in the United Kingdom or Canada, as applicable, and such Account is denominated in U.S. Dollars, (iii) such Account Debtor is listed on Schedule VI or (iv) such Account is backed by insurance reasonably acceptable to the Administrative Agent and the relevant insurance policy names the Administrative Agent as additional insured and loss payee; provided that if the Account Debtor is located in a jurisdiction outside the United States, the United Kingdom or Canada, this clause (d) shall not apply with respect to Accounts to the extent that such Accounts are denominated in U.S. Dollars and arise from sales of inventory shipped from the United States and the face amount thereof does not exceed 10% of the face amount of all Eligible Receivables; or

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(e)   the sale to the Account Debtor on such Account is on a bill-and-hold, guaranteed sale, sale-and-return, sale-on-approval or consignment basis; or

(f)    such Account is not subject to a valid and perfected first priority Lien in favor of the Administrative Agent for the benefit of the Secured Parties; or

(g)   such Account is subject to any deduction, offset, counterclaim, return privilege or other conditions; or

(h)   the Account Debtor on such Account is located in any State of the United States requiring the holder of such Account, as a precondition to commencing or maintaining any action in the courts of such State either to (i) receive a certificate of authorization to do business in such State or be in good standing in such State or (ii) file a Notice of Business Activities Report with the appropriate office or agency of such State, in each case unless the holder of such Account has received such a certificate of authority to do business, is in good standing or, as the case may be, has duly filed such a notice in such State; or

(i)    the Account Debtor on such Account is a Governmental Authority, unless the applicable Loan Party has assigned its rights to payment of such Account to the Administrative Agent pursuant to the Assignment of Claims Act of 1940, as amended, in the case of a federal Governmental Authority, and pursuant to applicable law, if any, in the case of any other Governmental Authority, and such assignment has been accepted and acknowledged by the appropriate government officers; or

(j)    50% or more of the face amount of the Accounts of the Account Debtor are not, or are determined by the Administrative Agent not to be, Eligible Receivables as a result of the provisions of clause (o) below; or

(k)   the payment obligation represented by such Account is denominated in a currency other than U.S. Dollars; or

(l)    such Account is not evidenced by an invoice or other writing in form acceptable to the Agent, in its sole discretion; or

(m)  any Loan Party, in order to be entitled to collect such Account, is required to deliver any additional goods or merchandise to, perform any additional service for, or perform or incur any additional obligation to, the Person to whom or to which it was made; or

(n)   the total Accounts of the Account Debtor on such Account to the Loan Parties (taken as a whole) represent (a) if such Account Debtor has an Investment Grade Rating, more than 15% of the face amount of the Eligible Receivables of the Loan Parties (taken as a whole) at such time, or (b) if such Account Debtor does not have an Investment Grade Rating, more than 5% of the face amount of the Eligible Receivables of the Loan Parties (taken as a whole) at such time, but in each case only to the extent of such excess; or

(o)   such Account (or any portion thereof) remains unpaid for more than (x) 60 days from the original payment due date, or (y) 90 days from the original invoice date thereof, except that for purposes of clause (y) above, in the case of an Account that is

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a Long Term Account, such Account shall be an Eligible Receivable for the period commencing with the day that is 180 days prior to the original payment due date for such Account until the day that is 60 days after the original payment due date for such Account, notwithstanding that such Account remains unpaid for more than 90 days from the original invoice date thereof; provided that the total Long Term Accounts that represent (A) on any day in the month of January, February, March, April, May or June, more than 35%, (B) on any day in the month of July, more than 20%, (C) on any day in the month of August, September or October, more than 10% or (D) on any day in the month of November or December, more than 15%, in each case, of the face amount of the Eligible Receivables of the Account Debtors (taken as a whole) at such time, shall not be Eligible Receivables to the extent of such excess); or

(p)   the Account Debtor on such Account has (i) filed a petition for bankruptcy or any other relief under any Debtor Relief Law, (ii) made an assignment for the benefit of creditors, (iii) had filed against it any petition or other application for relief under any Debtor Relief Law, (iv) failed, suspended business operations, become insolvent, called a meeting of its creditors for the purpose of obtaining any financial concession or accommodation or (v) had or suffered a receiver or a trustee to be appointed for all or a significant portion of its assets or affairs; or

(q)   such Account is not payable into a deposit account maintained with the Administrative Agent or which is the subject of an account control agreement described in Section 5.01(k); or

(r)    such Account does not arise under a Contract which has been duly authorized and which, together with such Account, is in full force and effect and constitutes the legal, valid and binding obligation of the Account Debtor of such Account enforceable against such Account Debtor in accordance with its terms; or

(s)   such Account, together with the Contract related thereto, contravenes in any material respect any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to usury, consumer protection, truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) or with respect to which any party to the Contract related thereto is in violation of any such law, rule or regulation in any material respect; or

(t)    the inventory giving rise to such Account has not been sent to the Account Debtor or the services giving rise to such Account have not yet been rendered to the Account Debtor; or

(u)   the sale to such Account Debtor on such Account is not a final sale; or

(v)   such Account relates to inventory not yet shipped or services not yet rendered.

For the avoidance of doubt, it is acknowledged and agreed that any calculation of ineligibility made pursuant to more than one clause above shall be made without duplication.

“EMU” means the economic and monetary union as contemplated in the Treaty on European Union.

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“Environmental Action” means any action, suit, written demand, demand letter, claim, notice of noncompliance or violation, notice of liability or potential liability, investigation, proceeding, consent order or consent agreement relating in any way to any Environmental Law, any Environmental Permit, any Hazardous Material, or arising from alleged injury or threat to public or employee health or safety, as such relates to exposure to Hazardous Material, or to the environment, including, without limitation, (a) by any governmental or regulatory authority for enforcement, cleanup, removal, response, remedial or other actions or damages and (b) by any governmental or regulatory authority or third party for damages, contribution, indemnification, cost recovery, compensation or injunctive relief.

“Environmental Law” means any applicable federal, state, local or foreign statute, law, ordinance, rule, regulation, code, order, writ, judgment, injunction or decree, or judicial or agency interpretation, relating to pollution or protection of the environment, public or employee health or safety, as such relates to exposure to Hazardous Material, or natural resources, including, without limitation, those relating to the use, handling, transportation, treatment, storage, disposal, release or discharge of Hazardous Materials.

“Environmental Permit” means any permit, approval, identification number, license or other authorization required under any Environmental Law.

“Equipment” has the meaning specified in the UCC.

“Equity Interests” means, with respect to any Person, shares of capital stock of (or other ownership or profit interests in) such Person, warrants, options or other rights for the purchase or other acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or other acquisition from such Person of such shares (or such other interests), and other ownership or profit interests in such Person (including, without limitation, partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are authorized on any date of determination.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

“ERISA Affiliate” means any Person that for purposes of Title IV of ERISA is a member of the controlled group of any Loan Party, or under common control with any Loan Party, within the meaning of Section 414(b), (c), (m) or (o) of the Internal Revenue Code.

“ERISA Event” means (a) (i) the occurrence of a reportable event, within the meaning of Section 4043 of ERISA, with respect to any ERISA Plan unless the 30-day notice requirement with respect to such event has been waived by the PBGC or (ii) the requirements of subsection (1) of Section 4043(b) of ERISA (without regard to subsection (2) of such Section) are met with respect to a contributing sponsor, as defined in Section 4001(a)(13) of ERISA, of an ERISA Plan, and an event described in paragraph (9), (10), (11), (12) or (13) of Section 4043(c) of ERISA is reasonably expected to occur with respect to such ERISA Plan within the following 30 days; (b) the application for a minimum funding waiver with respect to an ERISA Plan; (c) the provision by the administrator of any ERISA Plan of a notice of intent to terminate such ERISA Plan, pursuant to Section 4041(a)(2) of ERISA (including any such notice with respect to a plan amendment referred to in Section 4041(e) of ERISA); (d) the cessation of operations at a facility of any Loan Party or any ERISA Affiliate in the circumstances described in Section 4062(e) of

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ERISA; (e) the withdrawal by any Loan Party or any ERISA Affiliate from a Multiple Employer Plan during a plan year for which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (f) the conditions for imposition of a Lien under Section 302(f) of ERISA shall have been met with respect to any ERISA Plan; (g) the adoption of an amendment to an ERISA Plan requiring the provision of security to such ERISA Plan pursuant to Section 307 of ERISA; or (h) the institution by the PBGC of proceedings to terminate an ERISA Plan pursuant to Section 4042 of ERISA, or the occurrence of any event or condition described in Section 4042 of ERISA that constitutes grounds for the termination of, or the appointment of a trustee to administer, such ERISA Plan.

“ERISA Plan” means a Single Employer Plan or a Multiple Employer Plan.

“Euro”, “€” and “EUR” means the single currency of participating member states of the EMU.

“Eurodollar Base Rate” has the meaning specified in the definition of Eurodollar Rate.

“Eurodollar Lending Office” means, with respect to any Lender Party, the office of such Lender Party specified as its “Eurodollar Lending Office” opposite its name on Schedule I hereto or in the Assignment and Acceptance pursuant to which it became a Lender Party, as the case may be, or such other office of such Lender Party as such Lender Party may from time to time specify to the Borrower and the Administrative Agent.

“Eurodollar Rate” means, for any Interest Period with respect to a Eurodollar Rate Advance, a rate per annum equal to the higher of (a) 3% per annum and (b) the rate per annum determined by the Administrative Agent pursuant to the following formula:

Eurodollar Rate =	Eurodollar Base Rate
1.00 – Eurodollar Rate Reserve Percentage

Where,

“Eurodollar Base Rate” means, for such Interest Period, the rate per annum equal to the British Bankers Association LIBOR Rate (“BBA LIBOR”), as published by Reuters (or other commercially available source providing quotations of BBA LIBOR as designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period.  If such rate and such other commercially available alternative is not available at such time for any reason, then the “Eurodollar Base Rate” for such Interest Period shall be the rate per annum determined by the Administrative Agent to be the rate at which deposits in Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Eurodollar Rate Advance being made, continued or converted by Citibank and with a term equivalent to such Interest Period would be offered by Citibank’s London Branch to major banks in the London interbank eurodollar market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period.

“Eurodollar Rate Advance” means an Advance that bears interest as provided in Section 2.07(a)(ii).

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“Eurodollar Rate Reserve Percentage” means, for any day during any Interest Period, the reserve percentage (expressed as a decimal, carried out to five decimal places) in effect on such day, whether or not applicable to any Lender, under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as “Eurocurrency liabilities”).  The Eurodollar Rate for each outstanding Eurodollar Rate Advance shall be adjusted automatically as of the effective date of any change in the Eurodollar Rate Reserve Percentage.

“European Receivables Financing” means (a) (i) the non-recourse factoring agreements in effect as of the date hereof between Mediofactoring Spa and the Foreign Subsidiaries named therein, and (ii) the non-recourse factoring agreement to be entered into after the date hereof between Mediofactoring Spa and Chemtura Sales France SA, each as referred to in the letter agreement dated February 25, 2009 between the Borrower and Mediofactoring Spa and in effect as of the date hereof (as such agreements may hereafter be amended, restated, supplemented or otherwise modified (or in the case of the agreement described in clause (a)(ii), entered into), so long as the terms thereof (other than Permitted Modifications) are not less favorable to the Borrower, the Subsidiaries and the Lenders than as in effect on the date hereof (or, in the case of the agreement described in clause (a)(ii), than the agreements described in clause (a)(i)), and (b) any other receivables factoring or any receivables securitization financing for Foreign Subsidiaries, in each case (covered by this clause (b)) on terms acceptable to the Required Lenders.

“Events of Default” has the meaning specified in Section 6.01.

“Existing Credit Agreement” means the Amended and Restated Credit Agreement, dated as of July 1, 2005 and amended and restated as of July 31, 2007, among the Borrower, Citibank, as administrative agent and the other lenders signatory thereto from time to time.

“Existing Receivables Facility” means the sale and securitization of certain Accounts of the Borrower and certain of its Subsidiaries pursuant to the (a) Receivables Sale Agreement, dated as of January 23, 2009, among the Borrower, Great Lakes Chemical Corporation, GLCC Laurel, LLC, Biolab, Inc. and Chemtura Receivables LLC, and (b) Receivables Purchase Agreement, dated as January 23, 2009, among Chemtura Receivables LLC, the Borrower, Citicorp USA, Inc., Citigroup Global Markets Inc., The Royal Bank of Scotland PLC and the other purchasers party thereto from time to time.

“Extraordinary Receipt” means any proceeds of property or casualty insurance (in any event excluding proceeds of business interruption insurance to the extent such proceeds constitute compensation for lost earnings) and condemnation awards in respect of any equipment and fixed assets (and payments in lieu thereof).

“Facility” means the Term Facility, the Rollup Revolving Credit Facility, the Non-rollup Revolving Credit Facility or the Letter of Credit Sublimit.

“Federal Funds Rate” means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day for such transactions received

17

by the Administrative Agent from three federal funds brokers of recognized standing selected by it.

“Fee Letter” means the fee letter dated March 5, 2009 between the Borrower and the Lead Arranger.

“Final Order” has the meaning specified in Section 3.02(b)(i)(C).

“Final Term Advance Date” means the date on which the Term Advances are made pursuant to Section 2.01(a)(ii).

“First Day Orders” means all orders entered by the Bankruptcy Court on, or within five days of, the Petition Date or based on motions filed on or about the Petition Date.

“Fiscal Year” means a fiscal year of the Borrower and its Subsidiaries ending on December 31.

“Fitch” means Fitch Ratings Ltd.

“Flow-Through Entity” has the meaning specified in Section 9.01(e)(iii).

“Foreign Subsidiary” means, at any time, any of the direct or indirect Subsidiaries of the Borrower that are organized outside of the laws of the United States or any state or political subdivision thereof at such time.

“Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

“GAAP” has the meaning specified in Section 1.03.

“General Intangibles” has the meaning specified in the UCC.

“Governmental Authority” means any nation, sovereign or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including any central bank.

“Granting Lender” has the meaning specified in Section 10.07(k).

“Guarantee Obligation” means, with respect to any Person, any Obligation or arrangement of such Person to guarantee or intended to guarantee any Debt (“primary obligations”) of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, including, without limitation, (a) the direct or indirect guarantee, endorsement (other than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the Obligation of a primary obligor, (b) the Obligation to make take-or-pay or similar payments, if required, regardless of nonperformance by any other party or parties to an agreement or (c) any Obligation of such Person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (A) for the purchase or payment of any such primary obligation or (B) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase

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property, assets, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof.  The amount of any Guarantee Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made (or, if less, the maximum amount of such primary obligation for which such Person may be liable pursuant to the terms of the instrument evidencing such Guarantee Obligation) or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder), as determined by such Person in good faith.

“Guaranteed Obligations” has the meaning specified in Section 8.01.

“Guarantor” has the meaning specified in the recital of parties to this Agreement, but in any event shall exclude Non-Filing Domestic Subsidiaries.

“Guaranty” has the meaning specified in Section 8.01.

“Guaranty Supplement” has the meaning specified in Section 8.05.

“Hazardous Materials” means (a) petroleum or petroleum products, by-products or breakdown products, radioactive materials, asbestos-containing materials, polychlorinated biphenyls, mold and radon gas and (b) any other chemicals, materials or substances designated, classified or regulated as hazardous, toxic or words of similar import under any Environmental Law.

“Hedge Agreements” means interest rate swap, cap or collar agreements, interest rate future or option contracts, currency swap agreements, currency future or option contracts and other hedging agreements.

“Hedge Bank” means any Person that, at the time it enters into a Hedge Agreement, is a Lender Party or an Affiliate of a Lender Party, in its capacity as a party to such Hedge Agreement.

“Indemnified Liabilities” has the meaning specified in Section 10.04(b).

“Indemnitees” has the meaning specified in Section 10.04(b).

“Information” has the meaning specified in Section 10.09.

“Initial Extension of Credit” means the earlier to occur of the initial Borrowing and the initial issuance of a Letter of Credit hereunder.

“Initial Issuing Bank” has the meaning specified in the recital of parties to this Agreement.

“Initial Lenders” means the banks, financial institutions and other institutional lenders listed on the signature pages hereof as the Initial Lenders; provided that any such bank, financial institution or other institutional lender shall cease to be an Initial Lender on any date on which it ceases to have a Commitment.

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“Initial Pledged Debt” means Debt in existence on the Petition Date which is evidenced by a promissory note payable to a Loan Party by a third party with a principal face amount in excess of $100,000 as listed opposite such Loan Party’s name on and as otherwise described in Schedule V hereto.

“Initial Pledged Equity” means the shares of stock and other Equity Interests in any Subsidiary of a Loan Party as set forth opposite each Loan Party’s name on and as otherwise described in Schedule IV hereto.

“Intellectual Property” has the meaning specified in Section 9.01(g).

“Intellectual Property Security Agreement” has the meaning specified in Section 3.01(a)(vii).

“Interest Expense” means the sum of (a) interest on, and amortization of debt discount in respect of, Debt of the Borrower and its Subsidiaries and (b) amortization of discount of receivables or other assets of the Borrower and its Subsidiaries that are subject to factoring or securitization programs.  For the purposes of calculating Interest Expense for any period, if during such period the Borrower or any of its Subsidiaries shall have made an acquisition, Interest Expense for such period shall be calculated after giving pro forma effect thereto as if such acquisition occurred on the first day of such period.

“Interest Period” means, for each Eurodollar Rate Advance comprising part of the same Borrowing, the period commencing on the date of such Eurodollar Rate Advance or the date of the Conversion of any Base Rate Advance into such Eurodollar Rate Advance, and ending on the last day of the period selected by the Borrower pursuant to the provisions below and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of the period selected by the Borrower pursuant to the provisions below.  The duration of each such Interest Period shall be one, two or three months, as the Borrower may, upon notice received by the Administrative Agent not later than 11:00 A.M. (New York City time) on the third Business Day prior to the first day of such Interest Period, select; provided, however, that:

(a)           the Borrower may not select any Interest Period with respect to any Eurodollar Rate Advance under a Facility that ends after the Stated Maturity Date;

(b)           Interest Periods commencing on the same date for Eurodollar Rate Advances comprising part of the same Borrowing shall be of the same duration;

(c)           whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day, provided, however, that, if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day; and

(d)           whenever the first day of any Interest Period occurs on a day of an initial calendar month for which there is no numerically corresponding day in the calendar month that succeeds such initial calendar month by the number of months equal to the number of months in such Interest Period, such Interest Period shall end on the last Business Day of such succeeding calendar month.

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“Interim Order” has the meaning specified in Section 3.01(b).

“Internal Revenue Code” means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

“Inventory” has the meaning specified in the UCC.

“Inventory Value” means with respect to any Inventory of a Loan Party at the time of any determination thereof, (a) the lower of market value and standard cost determined on a first-in-first-out basis and carried on the general ledger or inventory system of such Loan Party stated on a basis consistent with its current and historical accounting practices, in U.S. Dollars, determined in accordance with the standard cost method of accounting less, (b) without duplication, (i) any markup on Inventory from an affiliate and (ii) in the event variances under the standard cost method are expensed, a reserve reasonably determined by the Administrative Agent as appropriate in order to adjust the standard cost of Eligible Inventory to approximate actual cost.

“Investment” means, with respect to any Person, (a) any direct or indirect purchase or other acquisition (whether for cash, securities, property, services or otherwise) by such Person of, or of a beneficial interest in, any Equity Interests or Debt of any other Person, (b) any direct or indirect purchase or other acquisition (whether for cash, securities, property, services or otherwise) by such Person of all or substantially all of the property and assets of any other Person or of any division, branch or other unit of operation of any other Person, (c) any direct or indirect loan, advance, other extension of credit or capital contribution by such Person to, or any other investment by such Person in, any other Person (including, without limitation, any arrangement pursuant to which the investor incurs indebtedness of the types referred to in clause (i) or (j) of the definition of “Debt” set forth in this Section 1.01 in respect of such other Person) and (d) any agreement irrevocably binding such Person to make any Investment prior to the Stated Maturity Date.

“Investment Grade Rating” with respect to a Person means that the Public Debt Rating of such Person is at least BBB- by S&P and Baa3 by Moody’s and such rating shall not be accompanied by either, in the case of S&P, a negative outlook, creditwatch negative or the equivalent thereof, or in the case of Moody’s, a negative outlook, a review for possible downgrade or the equivalent thereof (or, if such Person does not have a Public Debt Rating from S&P and Moody’s, the Public Debt Rating of such Person is at least BBB- by Fitch, and such rating shall not be accompanied by a negative watch or the equivalent thereof).

“ISP” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice, Inc. (or such later version thereof as may be in effect at the time of issuance).

“Issuing Bank” means each Initial Issuing Bank and any other Non-rollup Revolving Credit Lender approved as an Issuing Bank by the Administrative Agent and any Eligible Assignee to which a Letter of Credit Commitment hereunder has been assigned pursuant to Section 7.09 or 10.07.

“L/C Cash Collateral Account” means the account established by the Borrower in the name of the Administrative Agent and under the sole and exclusive control of the Administrative Agent  that shall be used solely for the purposes set forth herein.

“L/C Obligations” means Non-rollup L/C Obligations or Rollup L/C Obligations.

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“Lead Arranger” has the meaning specified in the recital of parties to this Agreement.

“Lender Insolvency Event” means that (a) a Lender Party or its Parent Company is insolvent, or is generally unable to pay its debts as they become due, or admits in writing its inability to pay its debts as they become due, or makes a general assignment for the benefit of its creditors, or (b) such Lender Party or its Parent Company is the subject of a bankruptcy, insolvency, reorganization, liquidation or similar proceeding, or a receiver, trustee, conservator, intervenor or sequestrator or the like has been appointed for such Lender Party or its Parent Company, or such Lender Party or its Parent Company has taken any action in furtherance of or indicating its consent to or acquiescence in any such proceeding or appointment.

“Lender Party” means any Lender or any Issuing Bank.

“Lender Party Appointment Period” has the meaning specified in Section 7.06(a).

“Lenders” has the meaning specified in the recital of parties to this Agreement.

“Letter of Credit” means a Non-rollup Letter of Credit or Rollup Letter of Credit.

“Letter of Credit Advance” means a Non-rollup Letter of Credit Advance or Rollup Letter of Credit Advance.

“Letter of Credit Application” means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the applicable Issuing Bank.

“Letter of Credit Commitment” means with respect to any Issuing Bank, at any time, the obligation of such Issuing Bank to issue Letters of Credit pursuant to the terms and conditions of this Agreement in (a) the dollar amount set forth opposite such Issuing Bank’s name on Schedule I hereto under the caption “Letter of Credit Commitment” or (b) if such Issuing Bank has entered into one or more Assignment and Acceptances, set forth for such Issuing Bank in the Register maintained by the Administrative Agent pursuant to Section 10.07(d) as such Issuing Bank’s Letter of Credit Commitment,” in each case as the amount of such obligation may be reduced at or prior to such time pursuant to Section 2.05.

“Letter of Credit Expiration Date” means the day that is 10 Business Days prior to the Stated Maturity Date, or such later date as the applicable Issuing Bank may, in its sole discretion, specify.

“Letter of Credit Sublimit” means an amount equal to the lesser of (a) the aggregate amount of the Issuing Banks’ Letter of Credit Commitments at such time and (b) $50,000,000 as such amount may be reduced from time to time pursuant to Section 2.05.  The Letter of Credit Sublimit is part of, and not in addition to, the Non-rollup Revolving Credit Commitments and the Rollup Revolving Credit Commitments.

“Lien” means any lien, security interest or other charge or encumbrance of any kind, or any other type of preferential arrangement, including, without limitation, the lien or retained security title of a conditional vendor and any easement, right of way or other encumbrance on title to real property.

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“Loan Documents” means (i) this Agreement, (ii) the Notes, if any, (iii) the DIP Financing Orders, (iv) the Collateral Documents, (v) the Fee Letter, (vi) solely for purposes of the Collateral Documents, each Secured Hedge Agreement and Secured Cash Management Agreement and (vii) any other document, agreement or instrument executed and delivered by a Loan Party in connection with the Facilities, in each case as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

“Loan Parties” means, collectively, the Borrower and the Guarantors.

“Long Term Account” means an Account that relates to a Contract (a) which has an original payment due date that is more than 90 days after the invoice date specified in such Contract and (b) pursuant to or under which the Account Debtor is obligated to pay for crop protection goods or services or consumer goods or services (including pool and spa treatment products and household cleaning products).

“Margin Stock” has the meaning specified in Regulation U.

“Material Adverse Change” means any event or occurrence which has resulted in or would reasonably be expected to result in any material adverse change in the business, condition (financial or otherwise), operations, performance, properties, contingent liabilities, material agreements or prospects of the Borrower and each Guarantor, individually, and the Borrower, the Guarantors and their respective Subsidiaries, taken as a whole.

“Material Adverse Effect” means a material adverse effect on (a) the business, condition (financial or otherwise), operations, performance, properties, contingent liabilities, material agreements or prospects of the Borrower and each Guarantor, individually, and the Borrower, the Guarantors and their respective Subsidiaries, taken as a whole, (b) the rights and remedies of the Administrative Agent or any Lender Party under any Loan Document or (c) the ability of any Loan Party to perform its Obligations under any Loan Document to which it is or is to be a party.

“Material Contract” means, with respect to any Person, each contract evidencing such Person’s Debt for borrowed money in an aggregate principal amount exceeding $10,000,000.

“Material Real Property” means any real property owned or leased by any Loan Party reasonably determined by the Administrative Agent to be material.

“Material Subsidiary” means, on any date of determination, (a) any Subsidiary of the Borrower that, on such date, has (i) assets with a fair value equal to or in excess of $3,000,000, or (ii) annual net income in excess of $3,000,000 or (b) any other Subsidiary designated by the Borrower as a Material Subsidiary; provided that in no event shall all Subsidiaries of the Borrower that are not Material Subsidiaries have (A) assets with an aggregate book value in excess of $10,000,000, (B) aggregate annual net income in excess of $10,000,000 or (C) liabilities in an aggregate amount in excess of $10,000,000.

“Maturity Date” means the earlier of (a) the Stated Maturity Date and (b) the effective date of a Reorganization Plan.

“Moody’s” means Moody’s Investor Services, Inc.

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“Mortgages” means, collectively, the deeds of trust, trust deeds, mortgages, leasehold mortgages and leasehold deeds of trust executed by the Loan Parties in favor of the Administrative Agent in form and substance reasonably satisfactory to the Administrative Agent.

“Multiemployer Plan” means a multiemployer plan, as defined in Section 4001(a)(3) of ERISA, to which any Loan Party or any ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

“Multiple Employer Plan” means a single employer plan, as defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of any Loan Party or any ERISA Affiliate and at least one Person other than the Loan Parties and the ERISA Affiliates or (b) was so maintained and in respect of which any Loan Party or any ERISA Affiliate could have liability under Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

“Net Cash Proceeds” means, (a) with respect to any sale, lease, transfer or other disposition of any asset of the Borrower or any Guarantor consummated after the Petition Date (other than any sale, lease, transfer or other disposition of assets pursuant to Section 5.02(h)(i), (ii), (iii), (v), (vi), (vii), (viii) or (ix) or any single sale, lease, transfer or other disposition (or series of related sales, leases, transfers or other dispositions) of assets for cash proceeds of less than $50,000), the excess, if any, of (i) the sum of cash and Cash Equivalents received in connection with such sale, lease, transfer or other disposition (including any cash or Cash Equivalents received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) over (ii) the sum of (A) the amount required to be paid in respect of any Debt permitted hereunder (other than Debt under the Loan Documents) that is secured by a lien permitted under Section 5.02(a) on such asset and that is required to be repaid in connection with such sale, lease, transfer or other disposition thereof, (B) the reasonable and customary out-of-pocket costs, fees, commissions, premiums and expenses incurred by the Borrower or its Subsidiaries, (C) federal, state, provincial, foreign and local taxes reasonably estimated (on a Consolidated basis) to be actually payable within the current or the immediately succeeding tax year as a result of such sale, lease, transfer of other disposition, and (D) a reasonable reserve (which reserve shall be deposited into an escrow account with the Administrative Agent) for any purchase price adjustment or any indemnification payments (fixed and contingent) or other liabilities attributable to the seller’s obligations to the purchaser undertaken by the Borrower or any of its Subsidiaries in connection with such sale, lease, transfer or other disposition (but excluding any purchase price adjustment or any indemnity which, by its terms, will not under any circumstances be made prior to the Stated Maturity Date); and

(b) with respect to any Extraordinary Receipt of the Borrower or any Guarantor after the Petition Date that is not otherwise included in clauses (a) above, the excess, if any, of (i) the sum of the cash and Cash Equivalents received in connection therewith in respect of an event that occurred after the Petition Date over (ii) the sum of (A) the amount required to be paid in respect of any Debt permitted hereunder (other than Debt under the Loan Documents) that is secured by a lien permitted under Section 5.02(a) on the assets giving rise to such Extraordinary Receipt and that is required to be repaid in connection with such Extraordinary Receipt, (B) the amount required to be paid with such Extraordinary Receipt under the terms of any contractual obligations permitted hereunder then in effect, (C) the reasonable and customary out-of-pocket costs, fees, commissions, premiums and expenses incurred by the Borrower or its Subsidiaries, and (D) federal, state, provincial, foreign and local taxes reasonably estimated (on a Consolidated

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basis) to be actually payable within the current or the immediately succeeding tax year as a result of such Extraordinary Receipt.

“Net Orderly Liquidation Value Percentage” means, with respect to Inventory at any time, the quotient (expressed as a percentage) of (a) the Net Orderly Liquidation Value of all Inventory owned by the Borrower and the Guarantors divided by (b) the gross inventory cost of such Inventory, determined on the basis of the then most recently conducted third party appraisal in form and substance, and performed by an independent appraisal firm, reasonably satisfactory to the Administrative Agent.

“Net Orderly Liquidation Value” means, with respect to Inventory, the orderly liquidation value with respect to such Inventory, net of expenses estimated to be incurred in connection with such liquidation, based on the most recent third party appraisal in form and substance, and by an independent appraisal firm, reasonably satisfactory to the Administrative Agent.

“Non-Consenting Lender” means, in the event that the Supermajority Lenders have agreed to any consent, waiver or amendment pursuant to Section 10.01 that requires the consent of one or more Lenders in addition to the Supermajority Lenders or (other than in the case of any consent, waiver or amendment that solely requires the consent of the Supermajority Lenders) the Required Lenders, any Lender whose agreement is necessary for the effectiveness of such consent, waiver or amendment but who does not so agree.

“Non-Defaulting Lender” means, at any time, a Lender Party that is not a Defaulting Lender or a Potential Defaulting Lender.

“Non-Filing Domestic Subsidiary” means Chemtura Receivables LLC and each other direct or indirect Subsidiary of the Borrower that is organized under the laws of the United States or any state or other political subdivision thereof that is not a guarantor under the Pre-Petition Document and is not a party to a Case.  As of the Effective Date, except as listed on Schedule VIII, Chemtura Receivables LLC is the only Non-Filing Domestic Subsidiary.

“Non-Loan Party” means any Subsidiary of a Loan Party that is not a Loan Party.

“Non-rollup Honor Date” has the meaning specified in Section 2.03(c).

“Non-rollup L/C Obligations” means, as at any date of determination, the aggregate Available Amount of all outstanding Non-rollup Letters of Credit plus the aggregate of all Non-rollup Unreimbursed Amounts, including all Non-rollup Letter of Credit Advances.

“Non-rollup Letter of Credit” means any letter of credit issued under Section 2.03.

“Non-rollup Letter of Credit Advance” means an advance made by any Issuing Bank or Non-rollup Revolving Credit Lender pursuant to Section 2.03(c).

“Non-rollup Reduction Amount” has the meaning specified in Section 2.06(b)(iv).

“Non-rollup Revolving Credit Advance” has the meaning specified in Section 2.01(b).

“Non-rollup Revolving Credit Commitment” means, with respect to any Lender at any time, the amount set forth for such time opposite such Lender’s name on Schedule I hereto under

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the caption “Non-rollup Revolving Credit Commitment” or, if such Lender has entered into one or more Assignments and Acceptances, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 10.07(d) as such Lender’s “Non-rollup Revolving Credit Commitment”, as such amount may be reduced at or prior to such time pursuant to Section 2.05.  The aggregate principal amount of the Non-rollup Revolving Credit Commitments shall be (a) $25,000,000 as of the Effective Date and (b) increased to an amount not in excess of $63,532,482 as of the Final Term Advance Date in accordance with Section 2.05(b).

“Non-rollup Revolving Credit Facility” means, at any time, the aggregate amount of the Lenders’ Non-rollup Revolving Credit Commitments at such time.

“Non-rollup Revolving Credit Lender” means any Lender that has a Non-rollup Revolving Credit Commitment.

“Non-rollup Revolving Credit Note” means a promissory note of the Borrower payable to the order of any Non-rollup Revolving Credit Lender, in substantially the form of Exhibit A-2 hereto, evidencing the aggregate indebtedness of the Borrower to such Lender resulting from the Non-rollup Revolving Credit Advances made by such Lender.

“Non-Rollup Unreimbursed Amount” has the meaning specified in Section 2.03(c)(i).

“Note” means a Term Note, a Rollup Revolving Credit Note or a Non-rollup Revolving Credit Note.

“Notice of Borrowing” has the meaning specified in Section 2.02(a).

“Obligation” means, with respect to any Person, any payment, performance or other obligation of such Person of any kind, including, without limitation, any liability of such Person on any claim, whether or not the right of any creditor to payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured or unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any proceeding under any Debtor Relief Law.  Without limiting the generality of the foregoing, the Obligations of the Loan Parties under the Loan Documents include (a) the obligation to pay principal, interest, Letter of Credit commissions, charges, expenses, fees, reasonable attorneys’ fees and disbursements, indemnities and other amounts payable by any Loan Party under any Loan Document and (b) the obligation of any Loan Party to reimburse any amount in respect of any of the foregoing that any Lender Party, in its sole discretion, may elect to pay or advance on behalf of such Loan Party.

“Other Taxes” has the meaning specified in Section 2.12(b).

“Outstanding Amount” means (a) with respect to Advances on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of Advances, as the case may be, occurring on such date; and (b) with respect to any L/C Obligations on any date, the amount of such L/C Obligations on such date after giving effect to any Letter of Credit Advance occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements of outstanding unpaid drawings under any Letters of Credit or any reductions in the Available Amount of any Letter of Credit taking effect on such date.

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“Outstanding Financing Amount” means, at any time, with respect to any European Receivables Financing, the aggregate cash amount invested by investors that are not Affiliates of the Borrower and paid to the Foreign Subsidiaries of the Borrower pursuant to such European Receivables Financing, as reduced by the aggregate amounts received by such investors from the collection or payment of receivables in connection therewith and applied to reduce such invested amount.

“Parent Company” means, with respect to a Lender Party, the bank holding company (as defined in Federal Reserve Board Regulation Y), if any, of such Lender Party, and/or any Person owning, beneficially or of record, directly or indirectly, a majority of the shares of such Lender Party.

“Patents” has the meaning specified in Section 9.01(g)(i).

“Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Pub. L. 107-56, signed into law October 26, 2001.

“PBGC” means the Pension Benefit Guaranty Corporation (or any successor).

“Permitted Discretion” means the Administrative Agent’s determination based upon such credit and collateral considerations as it may deem appropriate, in its sole discretion acting in a commercially reasonable manner and in accordance with its customary business practices.

“Permitted Lien” means such of the following as to which no enforcement, collection, execution, levy or foreclosure proceeding shall have been commenced (or if commenced, shall have been stayed):  (a) Liens for taxes, assessments and governmental charges or levies to the extent not required to be paid under Section 5.01(b) hereof; (b) Liens imposed by law, such as materialmen’s, mechanics’, carriers’, workmen’s and repairmen’s Liens and other similar Liens arising in the ordinary course of business securing obligations that (i) are not overdue for a period of more than 30 days and (ii) individually or together with all other Permitted Liens outstanding on any date of determination do not materially and adversely affect the use of the property to which they relate; (c) pledges or deposits in the ordinary course of business to secure obligations under workers’ compensation laws or similar legislation or to secure public or statutory obligations; (d) deposits to secure the performance of bids, trade contracts and leases (other than Debt), statutory obligations, surety bonds (other than bonds related to judgments or litigation), performance bonds and other obligations of a like nature incurred in the ordinary course of business; (e) Liens securing judgments (or the payment of money not constituting a Default under Section 9.01(g) or securing appeal or other surety bonds related to such judgments; (e) any banker’s Lien or right of offset on moneys of the Borrower or any of its Subsidiaries in favor of any lender or holder of its commercial paper deposited with such lender or holder in the ordinary course of business; (f) interest of lessees in property owned by the Borrower or any of its Subsidiaries where such interests are created in the ordinary course of their respective leasing activities and are not created directly or indirectly in connection with the borrowing of money or the securing of Debt by the Borrower or any of its Subsidiaries; (g) Liens in favor of customs or revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods; (h) Liens arising from or related to precautionary UCC or like personal property security financing statements regarding operating leases (if any) entered into by the Borrower and its Subsidiaries in the ordinary course of business; (i) licenses, sublicenses, leases and subleases, to the extent that such would be an encumbrance, in each case entered into in the ordinary course of business and not materially interfering with the business of the Borrower

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or any of its Subsidiaries, and (k) easements, restrictions (including zoning restrictions), rights of way and other encumbrances on title to real property that do not render title to the property encumbered thereby unmarketable or materially adversely affect the use of such property for its present purposes.

“Permitted Modifications” means the modifications to the non-recourse factoring agreements in effect as of the date hereof between Mediofactoring Spa and the Foreign Subsidiaries named therein, as referred to in the letter agreement dated February 25, 2009 between the Borrower and Mediofactoring Spa, as in effect as of the date hereof (a) to implement full “with notification” provisions, (b) to reduce to 60 days the maximum payment term for receivables to which the factor’s risk assumption applies under section 6.1 of the general conditions to such factoring agreements, (c) to increase the interest spread to a rate not in excess of 4.0% per annum and (d) to impose additional factoring fees of not more than 1.0% of the amount of factored invoices.

“Person” means an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

“Petition Date” has the meaning specified in Preliminary Statement (1).

“Pledged Collateral” means, collectively, (a) the Initial Pledged Equity, (b) the Initial Pledged Debt, (c) Pledged Equity which is Equity Interests in any domestic Subsidiary of a Loan Party (other than the Initial Pledged Equity) acquired after the Petition Date, (d) Pledged Debt (other than the Initial Pledged Debt) which has a face principal amount in excess of $100,000 and which arises after the Petition Date and (e) any Pledged Investment Property (other than an Equity Interest), subject in the case of each of the foregoing to the limitations and exclusions set forth in this Agreement.

“Pledged Debt” has the meaning specified in Section 9.01(e)(iv).

“Pledged Equity” has the meaning specified in Section 9.01(e)(iii).

“Pledged Investment Property” has the meaning specified in Section 9.01(e)(v).

“Potential Defaulting Lender” means, at any time, a Lender Party directly or indirectly Controlled by a Person as to which an event of the kind referred to in the definition of “Lender Insolvency Event” has occurred and is continuing in respect of such Person.  Any determination that a Lender Party is a Potential Defaulting Lender (to the extent the preceding sentence contemplates such a determination in order for the relevant Lender Party to be considered a Potential Defaulting Lender) will be made by the Administrative Agent in its sole discretion acting in good faith.

“Pre-Petition Agent” means Citibank in its capacity as agent under the Pre-Petition Security Agreement.

“Pre-Petition Collateral” means the “Collateral” as defined in the Pre-Petition Security Agreement.

“Pre-Petition Debt” means Debt of the Loan Parties outstanding and unpaid on the Effective Date.

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“Pre-Petition Document” means the “Credit Agreement” as defined in the Pre-Petition Security Agreement.

“Pre-Petition Secured Creditors” means the Persons from time to time holding Pre-Petition Secured Indebtedness.

“Pre-Petition Secured Indebtedness” means all indebtedness and other Obligations of the Borrower and the Guarantors that are secured pursuant to the Pre-Petition Security Agreement.

“Pre-Petition Security Agreement” means the Second Amended and Restated Pledge and Security Agreement dated as of December 30, 2008 from the Borrower and the other grantors referred to therein to Citibank, as agent.

“Preferred Interests” means, with respect to any Person, Equity Interests issued by such Person that are entitled to a preference or priority over any other Equity Interests issued by such Person upon any distribution of such Person’s property and assets, whether by dividend or upon liquidation.

“Pro Rata Share” of any amount means, with respect to any Lender at any time, the product of such amount times a fraction the numerator of which is the amount of such Lender’s Commitment (or, if the Commitments shall have been terminated pursuant to Section 2.05 or 6.01, such Lender’s Commitment as in effect immediately prior to such termination) under the applicable Facility or Facilities at such time and the denominator of which is the amount of such Facility or Facilities at such time (or, if the Commitments shall have been terminated pursuant to Section 2.05 or 6.01, the amount of such Facility or Facilities as in effect immediately prior to such termination).

“Professional Fees” means the fees and expenses of any and all professional Persons, retained by the Borrower or the Committee.

“Public Debt Rating” means, with respect to any Person, as of any date, the rating that has been most recently announced by either S&P, Moody’s or Fitch, as the case may be, for any class of non-credit enhanced long-term senior unsecured debt issued by such Person or, if any such rating agency shall have issued more than one such rating, the lowest such rating issued by such rating agency for such debt of such Person.  For purposes of the foregoing, (a) if any rating established by S&P, Moody’s or Fitch shall be changed, such change shall be effective as of the date on which such change is first announced publicly by the rating agency making such change; and (b) if S&P, Moody’s or Fitch shall change the basis on which ratings are established, each reference to the Public Debt Rating announced by S&P, Moody’s or Fitch, as the case may be, shall refer to the then equivalent rating by S&P, Moody’s or Fitch, as the case may be.

“RBS” has the meaning specified in the recital of parties to this Agreement.

“Redeemable” means, with respect to any Equity Interest, Debt or other right or Obligation, any such right or Obligation that (a) the issuer has undertaken to redeem at a fixed or determinable date or dates, whether by operation of a sinking fund or otherwise, or upon the occurrence of a condition not solely within the control of the issuer or (b) is redeemable at the option of the holder.

“Register” has the meaning specified in Section 10.07(d).

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“Regulation U” means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time.

“Related Contracts” has the meaning specified in Section 9.01(c).

“Related Parties” means, with respect to any Person, such Person’s Affiliates and such Person’s and such Person’s Affiliates’ respective administrators, trustees, partners, directors, officers, employees, agents, fund managers and advisors.

“Related Security” means,  with respect to any Account, (a) all of the applicable Loan Party’s right, title and interest in and to the goods (including returned or repossessed goods), if any, relating to the sale which gave rise to such Account, (b) all other security interests or Liens and property subject thereto from time to time purporting to secure payment of such Account, whether pursuant to the obligation giving rise to such Account or otherwise, (c) all guarantees and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Account whether pursuant to the obligation giving rise to such Account or otherwise, (d) all records relating to the foregoing and (e) all proceeds of the foregoing.

“Rent Reserve” means, with respect to any plant, warehouse distribution center or other operating facility where any Inventory subject to landlords’ Liens or other Liens arising by operation of law is located and a Collateral Access Agreement has not been duly executed and delivered by the lessor or bailee at such location, a reserve equal to three (3) month’s rent at such plant, warehouse distribution center, or other operating facility, and such other reserve amounts that may be determined by the Administrative Agent in its reasonable discretion.

“Reorganization Plan” means a chapter 11 plan of reorganization in any of the Cases of the Borrower or a Guarantor.

“Required Lenders” means, at any time, Lenders owed or holding at least a majority in interest of the sum of (a) the aggregate principal amount of the Advances outstanding at such time, (b) the aggregate Available Amount of all Letters of Credit outstanding at such time, (c) the aggregate Unused Term Commitments at such time, (d) the aggregate Unused Non-rollup Revolving Credit Commitments at such time and (e) the aggregate Unused Rollup Revolving Credit Commitments at such time; provided, however, that if any Lender shall be a Defaulting Lender at such time, there shall be excluded from the determination of Required Lenders at such time (i) the aggregate principal amount of the Advances owing to such Lender (in its capacity as a Lender) and outstanding at such time, (ii) such Lender’s Pro Rata Share of the aggregate Available Amount of all Letters of Credit outstanding at such time, (iii) the Unused Term Commitment of such Lender at such time, (iv) the Unused Non-rollup Revolving Credit Commitment of such Lender at such time and (v) the Unused Rollup Revolving Credit Commitment of such Lender at such time.  For purposes of this definition, (A) the aggregate principal amount of Non-rollup Letter of Credit Advances owing to the Issuing Banks and the Available Amount of each Non-rollup Letter of Credit shall be considered to be owed to the Lenders ratably in accordance with their respective Non-rollup Revolving Credit Commitments and (B) the aggregate principal amount of Rollup Letter of Credit Advances owing to the Issuing Banks and the Available Amount of each Rollup Letter of Credit shall be considered to be owed to the Lenders ratably in accordance with their respective Rollup Revolving Credit Commitments.

“Reserves” means, at any time of determination, (a) Bank Product Reserves, (b) Rent Reserves, (c) the Carve-Out and (d) such other reserves as determined from time to time in the

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Permitted Discretion of the Administrative Agent to preserve and protect the value of the Collateral.

“Responsible Officer” means the chief executive officer, president, any executive vice president, chief financial officer, principal accounting officer, controller, chief restructuring officer or treasurer of a Loan Party.  Any document delivered hereunder or under any other Loan Document that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.

“Restricting Information” has the meaning specified in Section 10.10.

“Rollup Honor Date” has the meaning specified in Section 2.21(c).

“Rollup L/C Obligations” means, as at any date of determination, the aggregate Available Amount of all outstanding Rollup Letters of Credit plus the aggregate of all Rollup Unreimbursed Amounts, including all Rollup Letter of Credit Advances.

“Rollup Letter of Credit” means any letter of credit issued under Section 2.21.

“Rollup Letter of Credit Advance” means an advance made by any Issuing Bank or Rollup Revolving Credit Lender pursuant to Section 2.21(c).

“Rollup Reduction Amount” has the meaning specified in Section 2.06(b)(v).

“Rollup Revolving Credit Advance” has the meaning specified in Section 2.01(b).

“Rollup Revolving Credit Commitment” means, with respect to any Lender at any time, the amount set forth for such time opposite such Lender’s name on Schedule I hereto under the caption “Rollup Revolving Credit Commitment” or, if such Lender has entered into one or more Assignments and Acceptances, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 10.07(d) as such Lender’s “Rollup Revolving Credit Commitment”, in each case as such amount may be reduced at or prior to such time pursuant to Section 2.05.  As of the Effective Date, the aggregate principal amount of the Rollup Revolving Credit Commitments is $86,467,518.

“Rollup Revolving Credit Facility” means, at any time, the aggregate amount of the Lenders’ Rollup Revolving Credit Commitments at such time.

“Rollup Revolving Credit Lender” means any Lender that has a Rollup Revolving Credit Commitment.

“Rollup Revolving Credit Note” means a promissory note of the Borrower payable to the order of any Rollup Revolving Credit Lender, in substantially the form of Exhibit A-3 hereto, evidencing the aggregate indebtedness of the Borrower to such Lender resulting from the Rollup Revolving Credit Advances made by such Lender.

“Rollup Unreimbursed Amount” has the meaning specified in Section 2.21(c)(i).

“S&P” means Standard & Poor’s, a division of The Mc-Graw Hill Companies, Inc.

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“SEC” means the Securities and Exchange Commission or any governmental authority succeeding to any of its principal functions.

“Secured Cash Management Agreement” means any Cash Management Agreement permitted under Article V that is entered into by and between any Loan Party and any Cash Management Bank after the Petition Date, in each case solely to the extent that the obligations in respect of such Cash Management Agreement are not cash collateralized or otherwise secured (other than pursuant to the Collateral Documents); provided that the aggregate principal or notional amount of Obligations (in terms of Agreement Value in the case of Secured Hedge Agreements) under all Secured Cash Management Agreements and Secured Hedge Agreements shall not exceed $10,000,000 at any time outstanding.

“Secured Hedge Agreement” means any Hedge Agreement permitted under Article V that is entered into by and between any Loan Party and any Hedge Bank after the Petition Date, in each case solely to the extent that the obligations in respect of such Hedge Agreement are not cash collateralized or otherwise secured (other than pursuant to the Collateral Documents); provided that the aggregate principal or notional amount of Obligations (in terms of Agreement Value in the case of Secured Hedge Agreements) under all Secured Cash Management Agreements and Secured Hedge Agreements shall not exceed $10,000,000 at any time outstanding.

“Secured Obligation” has the meaning specified in Section 9.01.

“Secured Parties” means, collectively, the Administrative Agent, the Lender Parties, the Cash Management Banks and the Hedge Banks.

“Security Collateral” has the meaning specified in Section 9.01(e).

“Single Employer Plan” means a single employer plan, as defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of any Loan Party or any ERISA Affiliate and no Person other than the Loan Parties and the ERISA Affiliates or (b) was so maintained and in respect of which any Loan Party or any ERISA Affiliate could have liability under Section 4069 of ERISA in the event such plan has been or were to be terminated.

“SPC” has the meaning specified in Section 10.07(k).

“Specified Interest Accrual Period” means any period of time commencing (whether before or after the Effective Date) at such time that the aggregate Outstanding Financing Amount under all European Receivables Financings plus, if any other financing for Foreign Subsidiaries on terms acceptable to the Required Lenders is in effect, the aggregate principal amount thereof, shall be less than 40,000,000 Euros and ending at such time thereafter that either (a) the aggregate Outstanding Financing Amount under all European Receivables Financings (then in effect) plus the aggregate principal amount of such other financing shall equal or exceed 40,000,000 Euros or (b) the Borrower shall have implemented European Receivables Financings and/or alternative arrangements with respect to financing the operations of the Subsidiaries of the Borrower in Europe that are, in the aggregate, reasonably acceptable to the Administrative Agent or the Required Lenders.

“Stated Maturity Date” means the date that is 364 days following the Effective Date.

“Subagent” has the meaning specified in Section 9.06(b).

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“Subsidiary” of any Person means any corporation, partnership, joint venture, limited liability company, trust or estate of which (or in which) more than 50% of (a) the issued and outstanding capital stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (b) the interest in the capital or profits of such partnership, joint venture or limited liability company or (c) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person’s other Subsidiaries.  Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Borrower.

“Superpriority Claim” means a claim against the Borrower or a Guarantor in any of the Cases that is a superpriority administrative expense claim having priority over any or all administrative expenses and other claims of the kind specified in, or otherwise arising or ordered under, any sections of the Bankruptcy Code (including, without limitation, sections 105, 326, 328, 330, 331, 503(b), 507(a), 507(b), 546(c) and/or 726 thereof), whether or not such claim or expenses may become secured by a judgment Lien or other non-consensual Lien, levy or attachment.

“Supermajority Lenders” means, at any time, Lenders owed or holding at least 66 2/3% in interest of the sum of (a) the aggregate principal amount of the Advances outstanding at such time, (b) the aggregate Available Amount of all Letters of Credit outstanding at such time, (c) the aggregate Unused Term Commitments at such time, (d) the aggregate Unused Non-rollup Revolving Credit Commitments at such time and (e) the aggregate Unused Rollup Revolving Credit Commitments at such time; provided, however, that if any Lender shall be a Defaulting Lender at such time, there shall be excluded from the determination of Required Lenders at such time (i) the aggregate principal amount of the Advances owing to such Lender (in its capacity as a Lender) and outstanding at such time, (ii) such Lender’s Pro Rata Share of the aggregate Available Amount of all Letters of Credit outstanding at such time, (iii) the Unused Term Commitment of such Lender at such time, (iv) the Unused Non-rollup Revolving Credit Commitment of such Lender at such time and (iv) the Unused Rollup Revolving Credit Commitment of such Lender at such time.  For purposes of this definition, (A) the aggregate principal amount of Non-rollup Letter of Credit Advances owing to the Issuing Banks and the Available Amount of each Non-rollup Letter of Credit shall be considered to be owed to the Lenders ratably in accordance with their respective Non-rollup Revolving Credit Commitments and (B) the aggregate principal amount of Rollup Letter of Credit Advances owing to the Issuing Banks and the Available Amount of each Rollup Letter of Credit shall be considered to be owed to the Lenders ratably in accordance with their respective Rollup Revolving Credit Commitments.

“Surviving Debt” means Debt of each Loan Party and its Subsidiaries outstanding immediately before and after giving effect to the Initial Extension of Credit.

“Syndication Agent” has the meaning specified in the recital of parties to this Agreement.

“Synthetic Debt” means, with respect to any Person as of any date of determination thereof, all Obligations of such Person in respect of transactions entered into by such Person that are intended to function primarily as a borrowing of funds (including, without limitation, any minority interest transactions that function primarily as a borrowing) but are not otherwise included in the definition of “Debt” or as a liability on the consolidated balance sheet of such Person and its Subsidiaries in accordance with GAAP.

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“Taxes” has the meaning specified in Section 2.12(a).

“Term Advance” has the meaning specified in Section 2.01(a).

“Term Commitment” means, with respect to any Term Lender at any time, the amount set forth opposite such Lender’s name on Schedule I hereto under the caption “Term Commitment” or, if such Lender has entered into one or more Assignments and Acceptances, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 10.07(d) as such Lender’s “Term Commitment”, in each case as such amount may be reduced at or prior to such time pursuant to Section 2.05.  Before giving effect to any Term Advances, the aggregate principal amount of the Term Commitments shall be $250,000,000 as of the Effective Date.

“Term Facility” means, at any time, the aggregate amount of the Term Lenders’ Term Commitments at such time.

“Term Lender” means any Lender that has a Term Commitment.

“Term Note” means a promissory note of the Borrower payable to the order of any Term Lender, in substantially the form of Exhibit A-1 hereto, evidencing the indebtedness of the Borrower to such Lender resulting from the Term Advance made by such Lender.

“Termination Date” means the earliest to occur of (i) the Maturity Date and (ii) the date of termination in whole of the Commitments pursuant to Section 2.05 or 6.01.

“Testing Period” means for any calendar week (the “subject week”) with respect to which compliance with Section 5.04(c) is being calculated, the period commencing with the first day of the first calendar week of the DIP Budget and ending with the last day of such subject week.

“Trade Secrets” has the meaning specified in Section 9.01(g)(v).

“Trademarks” has the meaning specified in Section 9.01(g)(ii).

“Type” refers to the distinction between Advances bearing interest at the Base Rate and Advances bearing interest at the Eurodollar Rate.

“UCC” means the Uniform Commercial Code as in effect, from time to time, in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

“Unreimbursed Amount” means a Non-rollup Unreimbursed Amount or Rollup Unreimbursed Amount.

“Unrolled Pre-Petition Secured Indebtedness” means Pre-Petition Secured Indebtedness that shall not be refinanced with the proceeds of the Rollup Revolving Credit Advances pursuant to the Final Order.

“Unused Non-rollup Revolving Credit Commitment” means, with respect to any Lender at any time, (a) such Lender’s Non-rollup Revolving Credit Commitment at such time minus

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(b) the sum of (i) the aggregate principal amount of all Non-rollup Revolving Credit Advances and Non-rollup Letter of Credit Advances made by such Lender (in its capacity as a Lender) and outstanding at such time, plus (ii) such Lender’s Pro Rata Share of (A) the aggregate Available Amount of all Non-rollup Letters of Credit outstanding at such time and (B) the aggregate principal amount of all Non-rollup Letter of Credit Advances made by the Issuing Banks pursuant to Section 2.03(c) and outstanding at such time.

“Unused Rollup Revolving Credit Commitment” means, with respect to any Lender at any time, (a) such Lender’s Rollup Revolving Credit Commitment at such time minus (b) the sum of (i) the aggregate principal amount of all Rollup Revolving Credit Advances and Rollup Letter of Credit Advances made by such Lender (in its capacity as a Lender) and outstanding at such time, plus (ii) such Lender’s Pro Rata Share of (A) the aggregate Available Amount of all Rollup Letters of Credit outstanding at such time and (B) the aggregate principal amount of all Rollup Letter of Credit Advances made by the Issuing Banks pursuant to Section 2.21(c) and outstanding at such time.

“Unused Term Commitment” means, with respect to any Term Lender at any time (a) such Lender’s aggregate Term Commitments at such time minus (b) the aggregate principal amount of all Term Advances made by such Lender (in its capacity as a Lender).

“Voting Stock” means capital stock issued by a corporation, or equivalent interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency.

“Withdrawal Liability” has the meaning specified in Part I of Subtitle E of Title IV of ERISA.

Section 1.02  Computation of Time Periods; Other Definitional Provisions.  In this Agreement in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding”.  Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document in any Loan Document shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document) and (b) any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time.Section 1.03  Accounting Terms.  All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles consistent with those applied in the preparation of the financial statements referred to in Section 4.01(f) (“GAAP”).

Section 1.04  Terms Generally.  (a) When any Reserve is to be established or a change in any amount, percentage, reserve, eligibility criteria or other item in the definitions of the terms “Bank Product Reserves”, “Borrowing Base”, “Eligible Inventory”, “Eligible Receivables”, “Rent Reserve” and “Reserves” is to be determined in each case in the Administrative Agent’s “reasonable discretion” or “Permitted Discretion”, such Reserve shall be implemented or such change shall become effective on the second Business Day after the date of delivery of a written notice thereof to the Borrower (a “Borrowing Base Change Notice”), or immediately, without prior written notice, during the continuance of an Event of Default.

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(b)           Nothing in this Agreement or any other Loan Document (other than the DIP Financing Orders) shall be construed as limiting the amount of Pre-Petition Secured Indebtedness or shall prejudice the right of the Administrative Agent or any Lender Party to contest such amount.

ARTICLE II

AMOUNTS AND TERMS OF THE ADVANCES
AND THE LETTERS OF CREDIT

Section 2.01  The Advances.  (a)  The Term Advances.  Each Term Lender severally agrees, on the terms and conditions hereinafter set forth, to (i) make a single advance to the Borrower (together with any outstanding Non-rollup Revolving Credit Advance converted pursuant to the second proviso to this sentence, “Term Advances”) on the Effective Date in an amount not to exceed the lesser of (x) such Lender’s Pro Rata Share of $165,000,000, (y) such Lenders’ Term Commitment at such time and (z) such Lender’s Pro Rata Share of Availability at such time, and (ii) make a single advance to the Borrower on any Business Day within two Business Days after the entry of the Final Order, in an amount not to exceed the lesser of (x) such Lender’s Pro Rata Share of the amount of (1) $250,000,000 minus (2) the aggregate Term Advances made on the Effective Date, (y) such Lender’s Term Commitment at such time and (z) such Lender’s Pro Rata Share of Availability at such time; provided that the aggregate amount of Advances that may be made at any time shall not exceed the Availability at such time (without double-counting Non-rollup Revolving Credit Advances that are to be converted into Term Advances); provided further that to the extent a Lender holds both an Unused Term Commitment and any outstanding Non-rollup Revolving Credit Advance immediately prior to the time when the Term Advance is required to be made under Section 2.01(a)(ii), (A) on the Final Term Advance Date, such outstanding Non-rollup Revolving Credit Advance shall be automatically converted into a Term Advance of such Lender in the same Type and in the case of an Eurodollar Rate Advance, with the same continued Interest Period (and the Borrower shall be deemed to have requested such Term Advance on the Final Term Advance Date in such Type and with such Interest Period) and (B) the amount so converted shall be deemed to constitute for all purposes a Term Advance (such that the amount of the single advance that such Term Lender is obligated to make on the Final Term Advance Date shall be reduced by such amount).  Amounts borrowed under this Section 2.01(a) and repaid or prepaid may not be reborrowed.

(b)           The Revolving Credit Advances.  (i) Each Non-rollup Revolving Credit Lender severally agrees, on the terms and conditions hereinafter set forth, to make advances (each, a “Non-rollup Revolving Credit Advance”) to the Borrower from time to time on any Business Day during the period from the Effective Date until the Termination Date in an amount for each such Advance not to exceed the lesser of (A) such Non-rollup Revolving Credit Lender’s Non-rollup Revolving Credit Commitment at such time and (B) such Non-rollup Revolving Credit Lender’s Pro Rata Share of Availability at such time; provided that the aggregate amount of Advances that may be made at any time shall not exceed the Availability at such time.

(ii) Each Rollup Revolving Credit Lender severally agrees, on the terms and conditions hereinafter set forth, to make advances (each, a “Rollup Revolving Credit Advance”) to the Borrower from time to time on any Business Day during the period from the Final Term Advance Date until the Termination Date in an amount for each such Advance not to exceed the lesser of (A) such Rollup Revolver Credit Lender’s Rollup Revolving Credit Commitment at such time and (B) such Rollup Revolving Credit Lender’s Pro Rata Share of Availability at such time; provided that the aggregate amount of Advances that may be made at any time shall not exceed the Availability at such time.

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(c)           Borrowings.  Each Borrowing shall be in a principal amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof (other than (x) a Borrowing the proceeds of which shall be used solely to repay or prepay in full outstanding Letter of Credit Advances and (y) a Borrowing in an amount equal to the aggregate unused principal amount of the Commitments under any Facility) and shall consist of Advances made simultaneously by the Lenders under the applicable Facility ratably according to the Lenders’ Commitments under such Facility.  Within the limits of each Lender’s Unused Non-rollup Revolving Credit Commitment in effect from time to time, the Borrower may borrow under Section 2.01(b)(i), prepay pursuant to Section 2.06, and reborrow under Section 2.01(b).  Within the limits of each Lender’s Unused Rollup Revolving Credit Commitment in effect from time to time, the Borrower may borrow under Section 2.01(b)(ii), prepay pursuant to Section 2.06, and reborrow under Section 2.01(b).

Section 2.02  Making the Advances.  (a)   Except as otherwise provided in Section 2.02(b), 2.03 or 2.21, each Borrowing shall be made on notice, given not later than 11:00 A.M. (New York City time) (or (5:30 P.M. (New York City time) in the case of any Base Rate Advance in the Initial Extension of Credit)) on the third Business Day prior to the date of the proposed Borrowing in the case of a Borrowing consisting of Eurodollar Rate Advances, or the first Business Day prior to the date of the proposed Borrowing in the case of a Borrowing consisting of Base Rate Advances, by the Borrower to the Administrative Agent, which shall give to each Lender prompt notice thereof by telex or telecopier.  Each such notice of a Borrowing (a “Notice of Borrowing”) shall be by telephone, confirmed promptly in writing, or telex or telecopier, in substantially the form of Exhibit B hereto, specifying therein the requested (i) date of such Borrowing, (ii) the Facility under which such Borrowing is to be made, (iii) Type of Advances comprising such Borrowing, (iv) aggregate amount of such Borrowing and (v) in the case of a Borrowing consisting of Eurodollar Rate Advances, initial Interest Period for each such Advance.  Each Lender shall, before 11:00 A.M. (New York City time) on the date of such Borrowing, make available for the account of its Applicable Lending Office to the Administrative Agent at the Administrative Agent’s Account, in same day funds, such Lender’s ratable portion of such Borrowing in accordance with the respective Commitments of such Lender and the other Lenders.  After the Administrative Agent’s receipt of such funds and upon fulfillment of the applicable conditions set forth in Article III, the Administrative Agent will make such funds available to the Borrower by crediting the Borrower’s Account or such other account as the Borrower shall request; provided, however, that, in the case of Non-rollup Revolving Credit Advances, the Administrative Agent shall first apply such funds to prepay ratably the aggregate principal amount of any Letter of Credit Advances outstanding on the date of such Borrowing, plus interest accrued and unpaid thereon to and as of such date.

(b)           Anything in subsection (a) above to the contrary notwithstanding, (i) the Borrower may not select Eurodollar Rate Advances for the initial Borrowing hereunder or for any Borrowing if the aggregate amount of such Borrowing is less than $5,000,000 or if the obligation of the Lenders to make Eurodollar Rate Advances shall then be suspended pursuant to Section 2.09 or 2.10, (ii) the Non-rollup Revolving Credit Advances may not be outstanding as part of more than 15 separate Borrowings and (iii) the Rollup Revolving Credit Advances may not be outstanding as part of more than 15 separate Borrowings.

(c)           Each Notice of Borrowing shall be irrevocable and binding on the Borrower.  In the case of any Borrowing that the related Notice of Borrowing specifies is to be comprised of Eurodollar Rate Advances, the Borrower shall indemnify each Lender against any loss, cost or expense incurred by such Lender as a result of any failure to fulfill on or before the date specified in such Notice of Borrowing for such Borrowing the applicable conditions set forth in Article III, including, without limitation, any loss (excluding loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the Advance to be made by

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such Lender as part of such Borrowing when such Advance, as a result of such failure, is not made on such date.

(d)           Unless the Administrative Agent shall have received notice from any Lender prior to the date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s ratable portion of such Borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the date of such Borrowing in accordance with subsection (a) of this Section 2.02 and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount.  If and to the extent that such Lender shall not have so made such ratable portion available to the Administrative Agent, such Lender and the Borrower severally agree to repay or pay to the Administrative Agent forthwith on demand such corresponding amount and to pay interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid or paid to the Administrative Agent, at (i) in the case of the Borrower, the interest rate applicable at such time under Section 2.07 to Advances comprising such Borrowing and (ii) in the case of such Lender, the Federal Funds Rate.  If such Lender shall pay to the Administrative Agent such corresponding amount, such amount so paid shall constitute such Lender’s Advance as part of such Borrowing for all purposes of this Agreement.

(e)           The failure of any Lender to make the Advance to be made by it shall not relieve any other Lender of its obligation, if any, hereunder to make its Advance or make available on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Advance to be made by it.

Section 2.03  Issuance of and Drawings and Reimbursement Under Non-rollup Letters of Credit.

(a)  The Letter of Credit Commitment.

(i)            Subject to the terms and conditions set forth herein, (A) each Issuing Bank agrees, in reliance upon the agreements of the other Non-rollup Revolving Credit Lenders set forth in this Section 2.03, (1) from time to time on any Business Day during the period from the Effective Date until the Letter of Credit Expiration Date, to issue Non-rollup Letters of Credit for the account of the Borrower or any of its Subsidiaries, and to amend Non-rollup Letters of Credit previously issued by it, in accordance with subsection (b) below, and (2) to honor drafts under the Non-rollup Letters of Credit; and (B) the Non-rollup Revolving Credit Lenders severally agree to participate in Non-rollup Letters of Credit issued for the account of the Borrower or any of its Subsidiaries; provided that the Issuing Banks shall not be obligated to issue any Non-rollup Letter of Credit, and no Non-rollup Revolving Credit Lender shall be obligated to participate in any Non-rollup Letter of Credit, if as of the date of such issuance, (x) the Available Amount for all Letters of Credit issued by such Issuing Bank would exceed the lesser of the Letter of Credit Sublimit at such time and such Issuing Bank’s Letter of Credit Commitment at such time, (y) the Available Amount of such Non-rollup Letter of Credit would exceed the aggregate Unused Non-rollup Revolving Credit Commitments or (z) the Available Amount of such Non-rollup Letter of Credit would exceed the Availability at such time.  Within the foregoing limits, and subject to the terms and conditions hereof, the Borrower’s ability to obtain Non-rollup Letters of Credit shall be fully revolving, and accordingly the Borrower may, during the foregoing period, obtain Non-rollup Letters of Credit to replace Non-rollup Letters of Credit that have expired or that have been drawn upon and reimbursed.

(ii)           No Issuing Bank shall be under any obligation to issue any Non-rollup Letter of Credit if:  (A) any order, judgment or decree of any governmental authority or arbitrator shall by its terms purport to enjoin or restrain such Issuing Bank from issuing such Non-rollup Letter of Credit, or any law applicable to such Issuing Bank or any request or directive (whether or not having the force of law) from

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any governmental authority with jurisdiction over such Issuing Bank shall prohibit, or request that such Issuing Bank refrain from, the issuance of letters of credit generally or such Non-rollup Letter of Credit in particular or shall impose upon such Issuing Bank any unreimbursed loss, cost or expense which such Issuing Bank in good faith deems material to it; (B) the expiry date of such requested Non-rollup Letter of Credit would occur after the Letter of Credit Expiration Date, unless all the Non-rollup Revolving Credit Lenders have approved such expiry date; (C) the issuance of such Non-rollup Letter of Credit would violate one or more policies of such Issuing Bank; or (D) such Non-rollup Letter of Credit is in an initial amount less than $100,000 (unless such Issuing Bank agrees otherwise), or is to be denominated in a currency other than U.S. dollars.

(iii)          No Issuing Bank shall be under any obligation to amend any Non-rollup Letter of Credit if (A) such Issuing Bank would have no obligation at such time to issue such Non-rollup Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of such Non-rollup Letter of Credit does not accept the proposed amendment to such Non-rollup Letter of Credit.

(iv)          Non-rollup Letters of Credit may be issued for the account of a Subsidiary that is not a Loan Party so long as such Subsidiary is primarily liable for its reimbursement obligations thereunder pursuant to a separate reimbursement agreement entered into between such Subsidiary and the applicable Issuing Bank, to the extent practicable (in the Issuing Bank’s sole discretion).

(v)           In addition to the other conditions precedent herein set forth, if any Non-rollup Lender becomes, and during the period it remains, a Defaulting Lender or a Potential Defaulting Lender, no Issuing Bank shall be required to issue any Non-rollup Letter of Credit or to amend any outstanding Non-rollup Letter of Credit to increase the face amount thereof, alter the drawing terms thereunder or extend the expiry date thereof, unless such Issuing Bank is satisfied that any exposure that would result therefrom is eliminated or fully covered by the Non-rollup Revolving Credit Commitments of the Non-Defaulting Lenders or by Cash Collateralization or a combination thereof reasonably satisfactory to such Issuing Bank.

(b)           Procedures for Issuance and Amendment of Non-rollup Letters of Credit.

(i)            Each Non-rollup Letter of Credit shall be issued or amended, as the case may be, upon the request of the Borrower delivered to the applicable Issuing Bank (with a copy to the Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of the Borrower.  Such Letter of Credit Application must be received by the applicable Issuing Bank and the Administrative Agent not later than 11:00 a.m. at least two Business Days (or such later date and time as such Issuing Bank may agree in a particular instance in its sole discretion) prior to the proposed issuance date or date of amendment, as the case may be.  In the case of a request for an initial issuance of a Non-rollup Letter of Credit, such Letter of Credit Application shall specify in form and detail reasonably satisfactory to the applicable Issuing Bank: (A) the proposed issuance date of the requested Non-rollup Letter of Credit (which shall be a Business Day); (B) the amount thereof; (C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; and (G) such other matters as such Issuing Bank may reasonably require.  In the case of a request for an amendment of any outstanding Non-rollup Letter of Credit, such Letter of Credit Application shall specify in form and detail reasonably satisfactory to the applicable Issuing Bank (A) the Non-rollup Letter of Credit to be amended; (B) the proposed date of amendment thereof (which shall be a Business Day); (C) the nature of the proposed amendment; and (D) such other matters as such Issuing Bank may reasonably require.

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(ii)           Promptly after receipt of any Letter of Credit Application for a Non-rollup Letter of Credit, the applicable Issuing Bank will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit Application from the Borrower and, if not, such Issuing Bank will provide the Administrative Agent with a copy thereof.  Upon receipt by such Issuing Bank of confirmation from the Administrative Agent that the requested issuance or amendment is permitted in accordance with the terms hereof, then, subject to the terms and conditions hereof, such Issuing Bank shall, on the requested date, issue a Non-rollup Letter of Credit for the account of the Borrower or enter into the applicable amendment, as the case may be, in each case in accordance with such Issuing Bank’s usual and customary business practices.  Immediately upon the issuance of each Non-rollup Letter of Credit, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from such Issuing Bank a risk participation in such Non-rollup Letter of Credit in an amount equal to the product of such Lender’s Pro Rata Share in respect of the Non-rollup Revolving Credit Facility times the amount of such Non-rollup Letter of Credit.

(iii)          Promptly after its delivery of any Non-rollup Letter of Credit or any amendment to a Non-rollup Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the applicable Issuing Bank will also deliver to the Borrower and the Administrative Agent a true and complete copy of such Non-rollup Letter of Credit or amendment.

(c)           Drawings and Reimbursements; Funding of Participations.

(i)            Upon receipt from the beneficiary of any Non-rollup Letter of Credit of any notice of a drawing under such Non-rollup Letter of Credit, the applicable Issuing Bank shall notify the Borrower and the Administrative Agent thereof.  Not later than 11:00 a.m. on the Business Day following the date of any payment by the applicable Issuing Bank under a Non-rollup Letter of Credit, so long as the Borrower has received notice of such drawing by 10:00 a.m. on such following Business Day (each such date, an “Non-rollup Honor Date”), the Borrower shall reimburse such Issuing Bank through the Administrative Agent in an amount equal to the amount of such drawing (together with interest thereon at the rate set forth in Section 2.07 for Non-rollup Revolving Credit Advances bearing interest at the Base Rate).  If the Borrower fails to so reimburse the applicable Issuing Bank by such time, the Administrative Agent shall promptly notify each Non-rollup Revolving Credit Lender of the Non-rollup Honor Date, the amount of the unreimbursed drawing (the “Non-rollup Unreimbursed Amount”), and the amount of such Non-rollup Revolving Credit Lender’s Pro Rata Share thereof.  In such event, the Borrower shall be deemed to have requested a Borrowing to be disbursed on the Non-rollup Honor Date in an amount equal to the Non-rollup Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.02 for the principal amount of Borrowings, but subject to the amount of the Unused Non-rollup Revolving Credit Commitments and the conditions set forth in Section 3.02 (other than the delivery of a Notice of Borrowing).  Any notice given by an Issuing Bank or the Administrative Agent pursuant to this Section 2.03(c)(i) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

(ii)           Each Non-rollup Revolving Credit Lender (including a Non-rollup Revolving Credit Lender acting as Issuing Bank) shall upon any notice pursuant to Section 2.03(c)(i) make funds available to the Administrative Agent for the account of the applicable Issuing Bank at the Administrative Agent’s Office in an amount equal to its Pro Rata Share of the Non-rollup Unreimbursed Amount not later than 1:00 p.m. on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of Section 2.03(c)(iii), each Non-rollup Revolving Credit Lender that so makes funds available shall be deemed to have made a Non-rollup Letter of Credit Advance to the Borrower in such amount.  The Administrative Agent shall remit the funds so received to the applicable Issuing Bank.

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(iii)          With respect to any Non-rollup Unreimbursed Amount that is not fully refinanced by a Borrowing because the conditions set forth in Section 3.02 cannot be satisfied or for any other reason, the Borrower shall be deemed to have incurred from the applicable Issuing Bank a Non-rollup Letter of Credit Advance in the amount of the Non-rollup Unreimbursed Amount that is not so refinanced, which Non-rollup Letter of Credit Advance shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate.  In such event, each Non-rollup Revolving Credit Lender’s payment to the Administrative Agent for the account of the applicable Issuing Bank pursuant to Section 2.03(c)(ii) shall be deemed payment in respect of its participation in such Non-rollup Letter of Credit Advance and shall constitute a Non-rollup Letter of Credit Advance from such Non-rollup Revolving Credit Lender in satisfaction of its participation obligation under this Section 2.03.

(iv)          Until each Non-rollup Revolving Credit Lender funds its Non-rollup Revolving Credit Advance or Non-rollup Letter of Credit Advance pursuant to this Section 2.03(c) to reimburse the applicable Issuing Bank for any amount drawn under any Non-rollup Letter of Credit, interest in respect of such Non-rollup Revolving Credit Lender’s Pro Rata Share of such amount shall be solely for the account of such Issuing Bank.

(v)           Each Non-rollup Revolving Credit Lender’s obligation to make Non-rollup Letter of Credit Advances to reimburse the applicable Issuing Bank for amounts drawn under Non-rollup Letters of Credit, as contemplated by this Section 2.03(c), shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any set-off, counterclaim, recoupment, defense or other right which such Non-rollup Revolving Credit Lender may have against such Issuing Bank, the Borrower or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing.  No such making of a Non-rollup Letter of Credit Advance shall relieve or otherwise impair the obligation of the Borrower to reimburse the applicable Issuing Bank for the amount of any payment made by such Issuing Bank under any Non-rollup Letter of Credit, together with interest as provided herein.

(vi)          If any Non-rollup Revolving Credit Lender fails to make available to the Administrative Agent for the account of the applicable Issuing Bank any amount required to be paid by such Non-rollup Revolving Credit Lender pursuant to the foregoing provisions of this Section 2.03(c) by the time specified in Section 2.03(c)(ii), such Issuing Bank shall be entitled to recover from such Non-rollup Revolving Credit Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the such Issuing Bank at a rate per annum equal to the Federal Funds Rate from time to time in effect.  A certificate of the applicable Issuing Bank submitted to any Non-rollup Revolving Credit Lender (through the Administrative Agent) with respect to any amounts owing under this clause (vi) shall be conclusive absent manifest error.

(d)           Repayment of Participations.

(i)            At any time after any Issuing Bank has made a payment under any Non-rollup Letter of Credit and has received from any Non-rollup Revolving Credit Lender such Non-rollup Revolving Credit Lender’s Non-rollup Letter of Credit Advance in respect of such payment in accordance with Section 2.03(c), if the Administrative Agent receives for the account of the applicable Issuing Bank any payment in respect of the related Non-rollup Unreimbursed Amount or interest thereon (whether directly from the Borrower or otherwise, including proceeds of Cash Collateral applied thereto by the Administrative Agent), the Administrative Agent will distribute to such Non-rollup Revolving Credit Lender its Pro Rata Share thereof (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Non-rollup Revolving Credit Lender’s Non-rollup Letter of Credit Advance was outstanding) in the same funds as those received by the Administrative Agent.

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(ii)           If any payment received by the Administrative Agent for the account of the applicable Issuing Bank pursuant to Section 2.03(c)(i) is required to be returned under any circumstances (including pursuant to any settlement entered into by such Issuing Bank in its discretion), each Non-rollup Revolving Credit Lender shall pay to the Administrative Agent for the account of such Issuing Bank its Pro Rata Share thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Non-rollup Revolving Credit Lender, at a rate per annum equal to the Federal Funds Rate from time to time in effect.

(e)           Obligations Absolute.  The obligation of the Borrower to reimburse any Issuing Bank for each drawing under each Non-rollup Letter of Credit and to repay each Non-rollup Letter of Credit Advance shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following:

(i)            any lack of validity or enforceability of such Non-rollup Letter of Credit, this Agreement, or any other agreement or instrument relating thereto;

(ii)           the existence of any claim, counterclaim, set-off, defense or other right that the Borrower may have at any time against any beneficiary or any transferee of such Non-rollup Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), such Issuing Bank or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Non-rollup Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;

(iii)          any draft, demand, certificate or other document presented under such Non-rollup Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Non-rollup Letter of Credit;

(iv)          any payment by the Issuing Bank under such Non-rollup Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Non-rollup Letter of Credit; or any payment made by such Issuing Bank under such Non-rollup Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Non-rollup Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law; or

(v)           any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower.

The Borrower shall promptly examine a copy of each Non-rollup Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with the Borrower’s instructions or other irregularity, the Borrower will promptly notify the applicable Issuing Bank.  The Borrower shall be conclusively deemed to have waived any such claim against the applicable Issuing Bank and its correspondents unless such notice is given as aforesaid.

(f)            Role of Issuing Bank.  Each Non-rollup Revolving Credit Lender and the Borrower agree that, in paying any drawing under a Non-rollup Letter of Credit, no Issuing Bank shall have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Non-rollup Letter of Credit) or to ascertain or inquire as to the validity or

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accuracy of any such document or the authority of the Person executing or delivering any such document.  None of the Issuing Banks, any of their Related Parties nor any of the respective correspondents, participants or assignees of any Issuing Bank shall be liable to any Non-rollup Revolving Credit Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Non-rollup Revolving Credit Lenders or the Required Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Non-rollup Letter of Credit or Letter of Credit Application therefor.  The Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Non-rollup Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude the Borrower from pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement.  None of the Issuing Banks, any of their Related Parties, nor any of the respective correspondents, participants or assignees of any Issuing Bank, shall be liable or responsible for any of the matters described in clauses (i) through (v) of Section 2.03(e); provided, however, that anything in such clauses to the contrary notwithstanding, the Borrower may have a claim against an Issuing Bank, any of its Related Parties, any of their respective correspondents, participants or assignees of such Issuing Bank or of their Related Parties, and they may be liable to the Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Borrower which the Borrower proves were caused by such Issuing Bank’s, any such Related Party’s, or any of such respective correspondents, participants or assignees of such Issuing Bank or of any such Related Party’s willful misconduct or gross negligence or such Issuing Bank’s willful failure to pay under any Non-rollup Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Non-rollup Letter of Credit.  In furtherance and not in limitation of the foregoing, the applicable Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and such Issuing Bank shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Non-rollup Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

(g)           Cash Collateral; Defaulting Lenders.  (i) Upon the request of the Administrative Agent, if, as of the Letter of Credit Expiration Date, any Non-rollup Letter of Credit may for any reason remain outstanding and partially or wholly undrawn, the Borrower shall immediately Cash Collateralize the then Outstanding Amount of all Non-rollup L/C Obligations (in an amount equal to 105% of such Outstanding Amount determined as of the date of such Non-rollup Letter of Credit Advance or the Letter of Credit Expiration Date, as the case may be).  The Borrower hereby grants to the Administrative Agent, for the benefit of the Issuing Banks and the Non-rollup Revolving Credit Lenders, a security interest in all such cash, deposit accounts and all balances therein and all proceeds of the foregoing.  Such cash collateral shall be maintained in the L/C Cash Collateral Account.

(ii)           If any Lender becomes, and during the period it remains, a Defaulting Lender or a Potential Defaulting Lender, if any Non-rollup Letter of Credit is at the time outstanding, the Issuing Bank that issued such Non-rollup Letter of Credit may, by notice to the Borrower and such Defaulting Lender or Potential Defaulting Lender through the Administrative Agent, require the Borrower to Cash Collateralize the obligations of the Borrower to such Issuing Bank in respect of such Non-rollup Letter of Credit in amount equal to 105% of the aggregate amount of the Obligations (contingent or otherwise) of such Defaulting Lender or Potential Defaulting Lender in respect of such Non-rollup Letter of Credit, and the Borrower shall thereupon either Cash Collateralize such obligations or make other arrangements satisfactory to the Administrative Agent, and to such Issuing Bank, in their sole discretion to protect them against the risk of non-payment by such Defaulting Lender or Potential Defaulting Lender.

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(iii)          In furtherance of the foregoing, if any Lender becomes, and during the period it remains, a Defaulting Lender or a Potential Defaulting Lender, each Issuing Bank is hereby authorized by the Borrower (which authorization is irrevocable and coupled with an interest) to give, in its discretion, through the Administrative Agent, Notices of Borrowing pursuant to Section 2.02 in such amounts and in such times as may be required to (A) reimburse an outstanding Non-rollup Unreimbursed Amount and/or (B) Cash Collateralize the Obligations of the Borrower in respect of outstanding Non-rollup Letters of Credit in an amount equal to 105% of the aggregate amount of the Obligations (contingent or otherwise) of such Defaulting Lender or Potential Defaulting Lender in respect of such Non-rollup Letters of Credit.

(h)           Applicability of ISP and UCP.  Unless otherwise expressly agreed by the applicable Issuing Bank and the Borrower when a Non-rollup Letter of Credit is issued, (i) the rules of the ISP shall apply to each standby Non-rollup Letter of Credit, and (ii) the rules of the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce at the time of issuance shall apply to each commercial Non-rollup Letter of Credit.

(i)            Conflict with Letter of Credit Application.  In the event of any conflict between the terms hereof and the terms of any Letter of Credit Application, the terms hereof shall control.

Section 2.04  Repayment of Advances.  (a) Term Advances.  The Borrower shall repay to the Administrative Agent for the ratable account of the Term Lenders on the Termination Date the aggregate outstanding principal amount of the Term Advances then outstanding together with exit fees then due and payable under Section 2.08(e).

(b)           Non-rollup Revolving Credit Advances.  The Borrower shall repay to the Administrative Agent for the ratable account of the Non-rollup Revolving Credit Lenders on the Termination Date the aggregate outstanding principal amount of the Non-rollup Revolving Credit Advances then outstanding.  In addition, on the Final Term Advance Date, the Borrower shall repay to the Administrative Agent for the ratable account of the Non-rollup Revolving Credit Lenders (other than those that are converting their Non-rollup Revolving Credit Advances into Term Advances pursuant to Section 2.01(a)) a principal amount of the Non-rollup Revolving Credit Advances owing to such Non-rollup Revolving Credit Lenders then outstanding such that after giving effect to such repayment, the amount of Non-rollup Revolving Credit Advances held by all Non-rollup Revolving Credit Lenders shall be ratable in accordance with their respective Non-rollup Revolving Credit Commitments.

(c)           Rollup Revolving Credit Advances.  The Borrower shall repay to the Administrative Agent for the ratable account of the Rollup Revolving Credit Lenders on the Termination Date the aggregate outstanding principal amount of the Rollup Revolving Credit Advances then outstanding.

(d)           Non-rollup Letter of Credit Advances.  The Borrower shall repay to the Administrative Agent for the account of the Issuing Banks and each Non-rollup Revolving Credit Lender that has made a Non-rollup Letter of Credit Advance the outstanding principal amount of each Non-rollup Letter of Credit Advance made by each of them on the earlier of (i) the date of demand therefor and (ii) the Termination Date.

(e)           Rollup Letter of Credit Advances.  The Borrower shall repay to the Administrative Agent for the account of the Issuing Banks and each Rollup Revolving Credit Lender that has made a Rollup Letter of Credit Advance the outstanding principal amount of each Rollup Letter of

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Credit Advance made by each of them on the earlier of (i) the date of demand therefor and (ii) the Termination Date.

Section 2.05  Termination, Reduction or Automatic Increase of Commitments.  (a)  Optional.  The Borrower may, upon at least three Business Days’ notice to the Administrative Agent, terminate in whole or reduce in part the unused portions of the Letter of Credit Sublimit or of the other Commitments (which shall be applied ratably to the Unused Term Commitments, Unused Non-rollup Revolving Credit Commitments and the Unused Rollup Revolving Credit Commitments (it being understood that such “unused” portion of any such Commitments shall include any portion that becomes unused as a result of any repayment occurring concurrently with such Commitment reduction or termination)); provided, however, that each partial reduction shall be in an aggregate amount of $10,000,000 or an integral multiple of $5,000,000 in excess thereof.

(b)           Mandatory.

(i)            Upon the making of the Term Advances pursuant to Section 2.01(a)(ii), the Term Commitments shall be automatically and permanently reduced to zero.

(ii)           The Non-rollup Revolving Credit Facility and the Rollup Revolving Credit Facility shall be automatically and permanently reduced on each date on which prepayment thereof is required to be made pursuant to Section 2.06(b)(i), by an amount equal to the Non-rollup Reduction Amount or the Rollup Reduction Amount, as applicable.

(iii)          The Letter of Credit Sublimit shall be automatically and permanently reduced from time to time on the date of each reduction in the Non-rollup Revolving Credit Facility and the Rollup Revolving Credit Facility by the amount, if any, by which the amount of the Letter of Credit Sublimit exceeds the sum of the Non-rollup Revolving Credit Facility and the Rollup Revolving Credit Facility after giving effect to such reduction of the Non-rollup Revolving Credit Facility and the Rollup Revolving Credit Facility.

(c)           Application of Commitment Reductions.  Upon each reduction of the Rollup Revolving Credit Facility pursuant to this Section 2.05, the Rollup Revolving Credit Commitment of each of the Rollup Revolving Credit Lenders shall be reduced by such Rollup Revolving Credit Lender’s Pro Rata Share of the amount by which the Rollup Revolving Credit Facility is reduced in accordance with the Lenders’ respective Non-rollup Revolving Credit Commitments.  Upon each reduction of the Non-rollup Revolving Credit Facility pursuant to this Section 2.05, the Non-rollup Revolving Credit Commitment of each of the Non-rollup Revolving Credit Lenders shall be reduced by such Non-rollup Revolving Credit Lender’s Pro Rata Share of the amount by which the Non-rollup Revolving Credit Facility is reduced in accordance with the Lenders’ respective Non-rollup Revolving Credit Commitments; provided that this sentence shall not apply to any repayment of Non-rollup Revolving Credit Advances on the Final Term Advance Date pursuant to the second sentence of Section 2.04(b).

(d)           Rollup Revolving Credit Commitments.  Any reduction or termination of Rollup Revolving Credit Commitments pursuant to this Section 2.05 shall be made together with the payment of exit fees then due and payable under Section 2.08(c).

(e)           Non-rollup Revolving Credit Commitments.  Any reduction or termination of Non-rollup Revolving Credit Commitments pursuant to this Section 2.05 shall be made together with the payment of exit fees then due and payable under Section 2.08(e).

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(f)            Term Commitments.  Any reduction or termination of Term Commitments pursuant to Section 2.05(a) above shall be made together with the payment of exit fees then due and payable under Section 2.08(e).

(g)           Increase of Non-rollup Revolving Credit Commitments.  Upon the making of the Term Advances pursuant to Section 2.01(a)(ii), the Non-rollup Revolving Credit Commitments shall be automatically and permanently increased to an amount equal to $63,532,482 in accordance with Schedule I.

Section 2.06  Prepayments.  (a)  Optional.  The Borrower may, upon at least three Business Days’ notice in the case of Eurodollar Rate Advances and one Business Day’s notice in the case of Base Rate Advances, in each case to the Administrative Agent received not later than 11:00 A.M. (New York, New York time) stating the proposed date and aggregate principal amount of the prepayment, and if such notice is given the Borrower shall, prepay the outstanding aggregate principal amount of Advances, in whole or ratably in part, together with accrued interest to the date of such prepayment on the aggregate principal amount prepaid; provided, however, that each partial prepayment shall be (i) in the case of Term Advances, in an aggregate principal amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof or, if less, the aggregate outstanding principal amount of any Advance and (ii) in the case of Non-rollup Revolving Credit Advances and in the case of Rollup Revolving Credit Advances, in an aggregate principal amount of $1,000,000 or an integral multiple of $500,000 in excess thereof or, if less, the aggregate outstanding principal amount of any Advance.  Any prepayment of Advances pursuant to this Section 2.06(a) shall be applied to any one or more of the Facilities as directed by the Borrower.

(b)           Mandatory.

(i)            The Borrower shall, on the Business Day following the date of receipt of any Net Cash Proceeds by any Loan Party or any of its Subsidiaries, prepay an aggregate principal amount of the Advances equal to such Net Cash Proceeds; provided, however, that (A) the Borrower shall not be required to make any prepayment hereunder with Net Cash Proceeds unless and until the aggregate amount of all such Net Cash Proceeds (excluding Net Cash Proceeds from Extraordinary Receipts) that have not theretofore been applied to prepay the Advances pursuant to this Section 2.06(b)(i) exceeds $5,000,000 (at such time the Borrower shall be required to make a prepayment hereunder with all such excess Net Cash Proceeds except to the extent such prepayment is not required under clause (B), (C) or (D) of this proviso), (B) to the extent the aggregate amount of all Net Cash Proceeds (excluding Net Cash Proceeds from Extraordinary Receipts) received by the Loan Parties and their Subsidiaries shall exceed $10,000,000, only 75% of any amount of such excess amount of Net Cash Proceeds received shall be required to be applied to prepayment hereunder, (C) in the case of Net Cash Proceeds that are Extraordinary Receipts in respect of any casualty or condemnation event (“Extraordinary Receipts Proceeds”), to the extent such Extraordinary Receipts Proceeds are used to repair, restore or replace the assets that are the subject of such event in substantially the same location promptly after the receipt of such Extraordinary Receipts Proceeds by a Loan Party or any of its Subsidiaries, no such Extraordinary Receipts Proceeds shall be required to be applied to any prepayment hereunder, and (D) in the case of Extraordinary Receipts Proceeds received with respect to a casualty or condemnation event in respect of Inventory, no such Extraordinary Receipts Proceeds shall be required to be applied to any prepayment hereunder.  Each such prepayment shall be applied first ratably to the outstanding Term Advances, second ratably to the outstanding Non-rollup Revolving Credit Facility as set forth in clause (iv) below and the Rollup Revolving Credit Facility as set forth in clause (v) below, and third, if required under Section 2.03(g) or 2.21(g), deposited in the L/C Cash Collateral Account.

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(ii)           The Borrower shall, on each Business Day, if applicable, prepay an aggregate principal amount of the Non-rollup Revolving Credit Advances, the Rollup Revolving Credit Advances, the Non-rollup Letter of Credit Advances or the Rollup Letter of Credit Advances or deposit an amount in the L/C Collateral Account in an amount equal to the amount by which (A) the sum of (x) the Non-rollup Revolving Credit Advances, the Rollup Revolving Credit Advances, the Non-rollup Letter of Credit Advances and the Rollup Letter of Credit Advances then outstanding plus (y) the aggregate Available Amount of all Letters of Credit then outstanding exceeds (B) the lesser of (x) the sum of the aggregate Non-rollup Revolving Credit Commitments and the Rollup Revolving Credit Commitments and (y) (1) the Borrowing Base minus (2) the aggregate principal amount of the Term Advances then outstanding.

(iii)          The Borrower shall, on each Business Day, if applicable, pay to the Administrative Agent for deposit in the L/C Cash Collateral Account an amount sufficient to cause the aggregate amount on deposit in such L/C Cash Collateral Account to equal the amount by which the aggregate Available Amount of all Letters of Credit then outstanding exceeds the Letter of Credit Sublimit on such Business Day.

(iv)          Prepayments of the Non-rollup Revolving Credit Facility made pursuant to clauses (i) and (ii) above shall be first applied to prepay Non-rollup Letter of Credit Advances then outstanding, if any, until such Advances are paid in full, second applied ratably to prepay Non-rollup Revolving Credit Advances then outstanding, if any, until such Advances are paid in full and third, if required under Section 2.03(g), deposited in the L/C Cash Collateral Account; and, in the case of any prepayment of the Non-rollup Revolving Credit Facility pursuant to clause (i) above, the amount remaining, if any, from the Non-rollup Revolving Credit Facility’s ratable portion of such Net Cash Proceeds after the prepayment of the Non-rollup Letter of Credit Advances and the Non-rollup Revolving Credit Advances then outstanding and any required Cash Collateralization of Non-rollup Letters of Credit then outstanding (the sum of such prepayment amounts, cash collateralization amounts and remaining amounts being referred to herein as the “Non-rollup Reduction Amount”) may be retained by the Borrower for use in its business and operations.  Upon the drawing of any Non-rollup Letter of Credit for which funds are on deposit in the L/C Cash Collateral Account, such funds shall be applied to reimburse the applicable Issuing Bank or Non-rollup Revolving Credit Lenders, as applicable.

(v)           Prepayments of the Rollup Revolving Credit Facility made pursuant to clauses (i) and (ii) above shall be first applied to prepay Rollup Letter of Credit Advances then outstanding, if any, until such Advances are paid in full, second applied ratably to prepay Rollup Revolving Credit Advances then outstanding, if any, until such Advances are paid in full and third, if required under Section 2.21(g), deposited in the L/C Cash Collateral Account; and, in the case of any prepayment of the Rollup Revolving Credit Facility pursuant to clause (i) above, the amount remaining, if any, from the Rollup Revolving Credit Facility’s ratable portion of such Net Cash Proceeds after the prepayment of the Rollup Letter of Credit Advances and the Rollup Revolving Credit Advances then outstanding and any required Cash Collateralization of Rollup Letters of Credit then outstanding (the sum of such prepayment amounts, cash collateralization amounts and remaining amounts being referred to herein as the “Rollup Reduction Amount”) may be retained by the Borrower for use in its business and operations.  Upon the drawing of any Rollup Letter of Credit for which funds are on deposit in the L/C Cash Collateral Account, such funds shall be applied to reimburse the applicable Issuing Bank or Rollup Revolving Credit Lenders, as applicable.

(vi)          All prepayments under this subsection (b) shall be made together with accrued interest to the date of such prepayment on the principal amount prepaid.

(vii)         All prepayments of Term Advances under this Section 2.06 shall be made together with the payment of exit fees then due and payable under Section 2.08(e).

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Section 2.07  Interest.  (a)  Scheduled Interest.  The Borrower shall pay interest on each Term Advance, each Non-rollup Revolving Credit Advance and each Rollup Revolving Credit Advance owing to each Lender from the date of such Term Advance, Non-rollup Revolving Credit Advance and Rollup Revolving Credit Advance until such principal amount shall be paid in full, at the following rates per annum:

(i)            Base Rate Advances.  During such periods as such Advance is a Base Rate Advance, a rate per annum equal at all times to the sum of (A) the Base Rate in effect from time to time plus (B) the Applicable Margin in effect from time to time, payable in arrears monthly on the first Business Day of each month during such periods and on the date such Base Rate Advance shall be Converted or paid in full.

(ii)           Eurodollar Rate Advances.  During such periods as such Advance is a Eurodollar Rate Advance, a rate per annum equal at all times during each Interest Period for such Advance to the sum of (A) the Eurodollar Rate for such Interest Period for such Advance plus (B) the Applicable Margin in effect on the first day of such Interest Period, payable in arrears on the last Business Day of such Interest Period and, if such Interest Period has a duration of more than one month, on the first Business Day of each month that occurs during such Interest Period every month from the first day of such Interest Period and on the date such Eurodollar Rate Advance shall be Converted or paid in full.

(b)           Default Interest.  Upon the occurrence and during the continuance of an Event of Default the Borrower shall pay interest on (i) the unpaid principal amount of each Advance owing to each Lender (whether or not due), payable in arrears on the dates referred to in clause (a) above and on demand, at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid on such Advance pursuant to clause (a) and (ii) to the fullest extent permitted by law, the amount of any interest, fee or other amount payable hereunder that is not paid when due, from the date such amount shall be due until such amount shall be paid in full, payable in arrears on the date such amount shall be paid in full and on demand, at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid on Advances pursuant to clause (a)(i) above.

(c)           Notice of Interest Rate.  Promptly after receipt of a Notice of Borrowing pursuant to Section 2.02(a), the Administrative Agent shall give notice to the Borrower and each Lender of the interest rate determined by the Administrative Agent for purposes of clause (a) above.

Section 2.08  Fees. (a)  Commitment Fees.  (i) The Borrower shall pay to the Administrative Agent for the account of the Non-rollup Revolving Credit Lenders a commitment fee, from the date hereof in the case of each such Initial Lender and from the effective date specified in the Assignment and Acceptance pursuant to which it became a Lender in the case of each other such Lender until the Termination Date, payable in arrears on the Effective Date, thereafter monthly on the first day of each month and on the Termination Date, at the rate of 1.5% per annum on the average daily unused portion of the Unused Non-rollup Revolving Credit Commitment of such Lender; provided, however, that no commitment fee shall accrue on any of the Commitments of a Defaulting Lender so long as such Lender shall be a Defaulting Lender.

(ii) The Borrower shall pay to the Administrative Agent for the account of the Rollup Revolving Credit Lenders a commitment fee, from the Final Term Advance Date in the case of each such Initial Lender and (if such date is later than the Final Term Advance Date) the effective date specified in the Assignment and Acceptance pursuant to which it became a Lender in the case of each other such Lender until the Termination Date, payable in arrears on the Effective Date, thereafter monthly on the first day of each month and on the Termination Date, at the rate of 1.5% per annum on the average daily

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unused portion of the Unused Rollup Revolving Credit Commitment of such Lender; provided, however, that no commitment fee shall accrue on any of the Commitments of a Defaulting Lender so long as such Lender shall be a Defaulting Lender.

(b)           Letter of Credit Fees, Etc.

(i)            The Borrower shall pay to the Administrative Agent for the account of each Non-rollup Revolving Credit Lender a commission, payable in arrears on the first Business Day of each month, on the earliest to occur of the full drawing, expiration, termination or cancellation of any such Non-rollup Letter of Credit and on the Termination Date, on such Non-rollup Revolving Credit Lender’s Pro Rata Share of the average daily aggregate Available Amount during such month of all Non-rollup Letters of Credit outstanding from time to time  during such month at a rate per annum equal to the Applicable Margin for Eurodollar Rate Advances under the Non-rollup Revolving Credit Facility; provided, however, that no such commission shall accrue on any of the Non-rollup Revolving Credit Commitments of a Defaulting Lender so long as such Lender shall be a Defaulting Lender.

(ii)           The Borrower shall pay to the Administrative Agent for the account of each Rollup Revolving Credit Lender a commission, payable in arrears on the first Business Day of each month, on the earliest to occur of the full drawing, expiration, termination or cancellation of any such Rollup Letter of Credit and on the Termination Date, on such Rollup Revolving Credit Lender’s Pro Rata Share of the average daily aggregate Available Amount during such month of all Rollup Letters of Credit outstanding from time to time  during such month at a rate per annum equal to the Applicable Margin for Eurodollar Rate Advances under the Rollup Revolving Credit Facility; provided, however, that no such commission shall accrue on any of the Rollup Revolving Credit Commitments of a Defaulting Lender so long as such Lender shall be a Defaulting Lender.

(iii)          The Borrower shall pay to each Issuing Bank, for its own account, (A) a fronting fee, payable in arrears on the first Business Day of each month and on the Termination Date, on the average daily Available Amount during such month of all Letters of Credit issued by such Issuing Bank, at the rate of 0.25% per annum and (B) the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of such Issuing Bank.

(c)           Exit Fees for Rollup Revolving Credit Lenders.  (i) Concurrently with any reduction or termination of any amount of the Rollup Revolving Credit Commitments pursuant to Section 2.05, the Borrower shall pay to the Administrative Agent for the account of the Rollup Revolving Credit Lenders an exit fee equal to 2% of such amount so reduced or terminated and (ii) without duplication of the fees in clause (i), immediately upon the substantial consummation of a Reorganization Plan in any of the Cases, the Borrower shall pay to the Administrative Agent for the account of the Rollup Revolving Credit Lenders an exit fee equal to 2% of the aggregate outstanding principal amount of the Rollup Revolving Credit Advances; provided that the aggregate amount of exit fees payable under this Section 2.08(c) shall not exceed 2% of the aggregate principal amount of Rollup Revolving Credit Advances used to prepay the Pre-Petition Secured Indebtedness.

(d)           Initial Lender Fees.  The Borrower shall pay to the Administrative Agent for the account of the Initial Lenders (or their respective Affiliates) (i) that are Term Lenders an upfront fee equal to 3% of such Lenders’ Term Commitments on the Effective Date, (ii) that are Non-rollup Revolving Credit Lenders an upfront fee equal to 3% of such Lenders’ Non-rollup Revolving Credit Commitments on the Effective Date and (iii) such other fees as may be from time to time agreed among the Borrower and the Initial Lenders (or their respective Affiliates).

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(e)           Exit Fees for Term Lenders and Non-rollup Revolving Credit Lenders.  (i)(x) Concurrently with any reduction or termination of any amount of the Non-rollup Revolving Credit Commitments pursuant to Section 2.05, the Borrower shall pay to the Administrative Agent for the account of the Non-rollup Revolving Credit Lenders an exit fee equal to 3% of such amount so reduced or terminated and (y) without duplication of the fees in clause (x), immediately upon the substantial consummation of a Reorganization Plan in any of the Cases, the Borrower shall pay to the Administrative Agent for the account of the Non-rollup Revolving Credit Lenders an exit fee equal to 3% of the aggregate outstanding principal amount of the Non-rollup Revolving Credit Advances.

(ii)           (x) Concurrently with any repayment or prepayment of any amount of the Term Advances pursuant to Sections 2.04(a) or 2.06 or any reduction or termination of Term Commitments under Section 2.05(a), the Borrower shall pay to the Administrative Agent for the account of the Term Lenders an exit fee equal to 3% of such amount so repaid or prepaid and (y) without duplication of the fees in clause (x), immediately upon the substantial consummation of a Reorganization Plan in any of the Cases, the Borrower shall pay to the Administrative Agent for the account of the Term Lenders an exit fee equal to 3% of the aggregate outstanding principal amount of the Term Advances.

Section 2.09  Conversion of Advances.  (a)  Optional.  The Borrower may on any Business Day, upon notice given to the Administrative Agent not later than 11:00 A.M. (New York City time) on the third Business Day prior to the date of the proposed Conversion (or the Business Day prior to the date of the proposed Conversion, in the case of a Conversion of a Eurodollar Rate Advance to a Base Rate Advance) and subject to the provisions of Section 2.10, Convert all or any portion of the Advances of one Type comprising the same Borrowing into Advances of the other Type; provided, however, that any Conversion of Eurodollar Rate Advances into Base Rate Advances shall be made only on the last day of an Interest Period for such Eurodollar Rate Advances, any Conversion of Base Rate Advances into Eurodollar Rate Advances shall be in an amount not less than the minimum amount specified in Section 2.02(c), no Conversion of any Advances shall result in more separate Borrowings than permitted under Section 2.02(c) and each Conversion of Advances comprising part of the same Borrowing shall be made ratably among the Lenders in accordance with their Commitments.  Each such notice of Conversion shall, within the restrictions specified above, specify (i) the date of such Conversion, (ii) the Advances to be Converted and (iii) if such Conversion is into Eurodollar Rate Advances, the duration of the initial Interest Period for such Advances.  Each notice of Conversion shall be irrevocable and binding on the Borrower.

(b)           Mandatory.

(i)            On the date on which the aggregate unpaid principal amount of Eurodollar Rate Advances comprising any Borrowing shall be reduced, by payment or prepayment or otherwise, to less than $5,000,000, such Advances shall, at the end of the applicable Interest Period, automatically Convert into Base Rate Advances.

(ii)           If the Borrower shall fail to select the duration of any Interest Period for any Eurodollar Rate Advances in accordance with the provisions contained in the definition of “Interest Period” in Section 1.01, the Administrative Agent will forthwith so notify the Borrower and the Lenders, whereupon each such Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance.

(iii)          Upon the occurrence and during the continuance of any Event of Default, (x) each Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance and (y) the obligation of the Lenders to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended.

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Section 2.10  Increased Costs, Etc.  (a)  If, due to either (i) the introduction of or any change in or in the interpretation of any law or regulation or (ii) the compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law), there shall be any increase in the cost to any Lender Party of agreeing to make or of making, funding or maintaining Eurodollar Rate Advances or of agreeing to issue or of issuing or maintaining or participating in Letters of Credit or of agreeing to make or of making or maintaining Letter of Credit Advances (excluding, for purposes of this Section 2.10, any such increased costs resulting from (x) Taxes or Other Taxes (as to which Section 2.12 shall govern) and (y) changes in the basis of taxation of overall net income or overall gross income by the United States or by the foreign jurisdiction or state under the laws of which such Lender Party is organized or has its Applicable Lending Office or any political subdivision thereof), then the Borrower shall from time to time, upon demand by such Lender Party (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender Party additional amounts sufficient to compensate such Lender Party for such increased cost.  A certificate as to the amount of such increased cost, submitted to the Borrower by such Lender Party, shall be conclusive and binding for all purposes, absent manifest error.

(b)           If any Lender Party determines that compliance with any law or regulation or any guideline or request from any central bank or other governmental authority (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by such Lender Party or any corporation controlling such Lender Party and that the amount of such capital is increased by or based upon the existence of such Lender Party’s commitment to lend or to issue or participate in Letters of Credit hereunder and other commitments of such type or the issuance or maintenance of or participation in the Letters of Credit (or similar contingent obligations), then, upon demand by such Lender Party or such corporation (with a copy of such demand to the Administrative Agent), the Borrower shall pay to the Administrative Agent for the account of such Lender Party, from time to time as specified by such Lender Party, additional amounts sufficient to compensate such Lender Party in the light of such circumstances, to the extent that such Lender Party reasonably determines such increase in capital to be allocable to the existence of such Lender Party’s commitment to lend or to issue or participate in Letters of Credit hereunder or to the issuance or maintenance of or participation in any Letters of Credit.  A certificate as to such amounts submitted to the Borrower by such Lender Party shall be conclusive and binding for all purposes, absent manifest error.

(c)           If, with respect to any Eurodollar Rate Advances, the Required Lenders notify the Administrative Agent that the Eurodollar Rate for any Interest Period for such Advances will not adequately reflect the cost to such Lenders of making, funding or maintaining their Eurodollar Rate Advances for such Interest Period, the Administrative Agent shall forthwith so notify the Borrower and the Lenders, whereupon (i) each such Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance and (ii) the obligation of the Lenders to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended until the Administrative Agent shall notify the Borrower that such Lenders have determined that the circumstances causing such suspension no longer exist.

(d)           Notwithstanding any other provision of this Agreement, if the introduction of or any change in or in the interpretation of any law or regulation shall make it unlawful, or any central bank or other governmental authority shall assert that it is unlawful, for any Lender or its Eurodollar Lending Office to perform its obligations hereunder to make Eurodollar Rate Advances or to continue to fund or maintain Eurodollar Rate Advances hereunder, then, on notice thereof and demand therefor by such Lender to the Borrower through the Administrative Agent, (i) each Eurodollar Rate Advance will automatically, upon such demand, Convert into a Base Rate Advance and (ii) the obligation of the Lenders to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended until the

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Administrative Agent shall notify the Borrower that such Lender has determined that the circumstances causing such suspension no longer exist.

Section 2.11  Payments and Computations.  (a)  The Borrower shall make each payment hereunder and under the Notes, irrespective of any right of counterclaim or set-off (except as otherwise provided in Section 2.15), not later than 11:00 A.M. (New York, New York time) on the day when due (or, in the case of payments made by a Guarantor pursuant to Section 8.01, on the date of demand therefor) in U.S. dollars to the Administrative Agent at the Administrative Agent’s Account in same day funds.  The Administrative Agent will promptly thereafter cause like funds to be distributed (i) if such payment by the Borrower is in respect of principal, interest, commitment fees or any other Obligation then payable hereunder and under the Notes to more than one Lender Party, to such Lender Parties for the account of their respective Applicable Lending Offices ratably in accordance with the amounts of such respective Obligations then payable to such Lender Parties (except as set forth in the second sentence of Section 2.04(b)) and (ii) if such payment by the Borrower is in respect of any Obligation then payable hereunder to one Lender Party, to such Lender Party for the account of its Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement.  Upon its acceptance of an Assignment and Acceptance and recording of the information contained therein in the Register pursuant to Section 10.07(d), from and after the effective date of such Assignment and Acceptance, the Administrative Agent shall make all payments hereunder and under the Notes in respect of the interest assigned thereby to the Lender Party assignee thereunder, and the parties to such Assignment and Acceptance shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves.

(b)           If the Administrative Agent receives funds for application to the Obligations under the Loan Documents under circumstances for which the Loan Documents do not specify the Advances to which, or the manner in which, such funds are to be applied, the Administrative Agent may, but shall not be obligated to, elect to distribute such funds to each Lender Party ratably in accordance with such Lender Party’s proportionate share of the principal amount of all outstanding Advances and the Available Amount of all Letters of Credit then outstanding, in repayment or prepayment of such of the outstanding Advances or other Obligations owed to such Lender Party, and for application to such principal installments, as the Administrative Agent shall direct.

(c)           The Borrower hereby authorizes each Lender Party, if and to the extent payment owed to such Lender Party is not made when due hereunder or, in the case of a Lender, under the Note held by such Lender, to charge from time to time against any or all of the Borrower’s accounts with such Lender Party any amount so due (subject to the limitations on the exercise of remedies upon an Event of Default set forth in Article VI hereof and in the Interim Order or Final Order, as applicable).  Each of the Lender Parties hereby agrees to notify the Borrower promptly after any such setoff and application shall be made by such Lender Party; provided, however, that the failure to give such notice shall not affect the validity of such charge.

(d)           All computations of interest based on the Base Rate shall be made by the Administrative Agent on the basis of a year of 365 or 366 days, as the case may be, and all computations of interest based on the Eurodollar Rate or the Federal Funds Rate and of fees and Letter of Credit commissions shall be made by the Administrative Agent on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest, fees or commissions are payable.  Each determination by the Administrative Agent of an interest rate, fee or commission hereunder shall be conclusive and binding for all purposes, absent manifest error.

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(e)           Whenever any payment hereunder or under the Notes shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or commitment fee, as the case may be; provided, however, that, if such extension would cause payment of interest on or principal of Eurodollar Rate Advances to be made in the next following calendar month, such payment shall be made on the next preceding Business Day.

(f)            Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to any Lender Party hereunder that the Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each such Lender Party on such due date an amount equal to the amount then due such Lender Party.  If and to the extent the Borrower shall not have so made such payment in full to the Administrative Agent, each such Lender Party shall repay to the Administrative Agent forthwith on demand such amount distributed to such Lender Party together with interest thereon, for each day from the date such amount is distributed to such Lender Party until the date such Lender Party repays such amount to the Administrative Agent, at the Federal Funds Rate.

Section 2.12  Taxes.  (a)  Any and all payments by any Loan Party to or for the account of any Lender Party or any Agent hereunder or under any other Loan Document shall be made, in accordance with Section 2.11 or the applicable provisions of such other Loan Document, if any, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender Party and each Agent, taxes that are imposed on its overall net income by the United States and taxes that are imposed on its overall net income (and franchise taxes imposed in lieu thereof) by the state or foreign jurisdiction under the laws of which such Lender Party or such Agent, as the case may be, is organized or any political subdivision thereof and, in the case of each Lender Party, taxes that are imposed on its overall net income (and franchise taxes imposed in lieu thereof) by the state or foreign jurisdiction of such Lender Party’s Applicable Lending Office or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities in respect of payments hereunder or under any other Loan Document being hereinafter referred to as “Taxes”).  If any Loan Party shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any other Loan Document to any Lender Party or any Agent, (i) the sum payable by such Loan Party shall be increased as may be necessary so that after such Loan Party and the Administrative Agent have made all required deductions (including deductions applicable to additional sums payable under this Section 2.12) such Lender Party or such Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Loan Party shall make all such deductions and (iii) such Loan Party shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

(b)           In addition, each Loan Party shall pay any present or future stamp, documentary, excise, property, intangible, mortgage recording or similar taxes, charges or levies that arise from any payment made by such Loan Party hereunder or under any other Loan Documents or from the execution, delivery or registration of, performance under, or otherwise with respect to, this Agreement or the other Loan Documents (hereinafter referred to as “Other Taxes”).

(c)           The Loan Parties shall indemnify each Lender Party and each Agent for and hold them harmless against the full amount of Taxes and Other Taxes, and for the full amount of taxes of any kind imposed or asserted by any jurisdiction on amounts payable under this Section 2.12, imposed on or paid by such Lender Party or such Agent (as the case may be) and any liability (including penalties, additions to tax, interest and expenses) arising therefrom or with respect thereto.  This indemnification

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shall be made within 30 days from the date such Lender Party or such Agent (as the case may be) makes written demand therefor.

(d)           Within 30 days after the date of any payment of Taxes, the appropriate Loan Party shall furnish to the Administrative Agent, at its address referred to in Section 10.02, the original or a certified copy of a receipt evidencing such payment, to the extent such a receipt is issued therefor, or other written proof of payment thereof that is reasonably satisfactory to the Administrative Agent.  In the case of any payment hereunder or under the other Loan Documents by or on behalf of a Loan Party through an account or branch outside the United States or by or on behalf of a Loan Party by a payor that is not a United States person, if such Loan Party determines that no Taxes are payable in respect thereof, such Loan Party shall furnish, or shall cause such payor to furnish, to the Administrative Agent, at such address, an opinion of counsel acceptable to the Administrative Agent stating that such payment is exempt from Taxes.  For purposes of subsections (d) and (e) of this Section 2.12, the terms “United States” and “United States person” shall have the meanings specified in Section 7701 of the Internal Revenue Code.

(e)           Each Lender Party organized under the laws of a jurisdiction outside the United States shall, on or prior to the date of its execution and delivery of this Agreement in the case of each Initial Lender Party and on the date of the Assignment and Acceptance pursuant to which it becomes a Lender Party in the case of each other Lender Party, and from time to time thereafter as reasonably requested in writing by the Borrower (but only so long thereafter as such Lender Party remains lawfully able to do so), provide each of the Administrative Agent and Borrower with two original Internal Revenue Service Forms W-8BEN or W-8ECI, (in the case of a Lender Party that has certified in writing to the Administrative Agent that it is not (i) a “bank” (within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code), (ii) a 10-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Internal Revenue Code) of any Loan Party or (iii) a controlled foreign corporation related to the Borrower (within the meaning of Section 864(d)(4) of the Internal Revenue Code), Internal Revenue Service Form W-8BEN,) as appropriate, or any successor or other form prescribed by the Internal Revenue Service, certifying that such Lender Party is exempt from or entitled to a reduced rate of United States withholding tax on payments pursuant to this Agreement or the other Loan Documents or, in the case of a Lender Party that has certified that it is not a “bank” as described above, certifying that such Lender Party is a foreign corporation, partnership, estate or trust.  If the forms provided by a Lender Party at the time such Lender Party first becomes a party to this Agreement indicate a United States interest withholding tax rate in excess of zero, withholding tax at such rate shall be considered excluded from Taxes unless and until such Lender Party provides the appropriate forms certifying that a lesser rate applies, whereupon withholding tax at such lesser rate only shall be considered excluded from Taxes for periods governed by such forms; provided, however, that if, at the effective date of the Assignment and Acceptance pursuant to which a Lender Party becomes a party to this Agreement, the Lender Party assignor was entitled to payments under subsection (a) of this Section 2.12 in respect of United States withholding tax with respect to interest paid at such date, then, to such extent, the term Taxes shall include (in addition to withholding taxes that may be imposed in the future or other amounts otherwise includable in Taxes) United States withholding tax, if any, applicable with respect to the Lender Party assignee on such date.  If any form or document referred to in this subsection (e) requires the disclosure of information, other than information necessary to compute the tax payable and information required on the date hereof by Internal Revenue Service Form W-8BEN or W-8ECI, or the related certificate described above, that the applicable Lender Party reasonably considers to be confidential, such Lender Party shall give notice thereof to the Borrower and shall not be obligated to include in such form or document such confidential information.

(f)            For any period with respect to which a Lender Party has failed to provide the Borrower with the appropriate form, certificate or other document described in subsection (e) above

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(other than if such failure is due to a change in law, or in the interpretation or application thereof, occurring after the date on which a form, certificate or other document originally was required to be provided or if such form, certificate or other document otherwise is not required under subsection (e) above), such Lender Party shall not be entitled to indemnification under subsection (a) or (c) of this Section 2.12 with respect to Taxes imposed by the United States by reason of such failure; provided that should a Lender Party become subject to Taxes because of its failure to deliver a form, certificate or other document required hereunder, the Loan Parties shall take such steps as such Lender Party shall reasonably request to assist such Lender Party to recover such taxes.

Section 2.13  Sharing of Payments, Etc.  If any Lender Party shall obtain at any time any payment, whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise (other than pursuant to Section 2.10, 2.12, 10.04 or 10.07), (a) on account of Obligations due and payable to such Lender Party hereunder and under the Notes at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations due and payable to such Lender Party at such time (other than pursuant to Section 2.10, 2.12, 10.04 or 10.07) to (ii) the aggregate amount of the Obligations due and payable to all Lender Parties hereunder and under the Notes at such time) of payments on account of the Obligations due and payable to all Lender Parties hereunder and under the Notes at such time obtained by all the Lender Parties at such time or (b) on account of Obligations owing (but not due and payable) to such Lender Party hereunder and under the Notes at such time (other than pursuant to Section 2.10, 2.12, 10.04 or 10.07) in excess of its ratable share (according to the proportion of (i) the amount of such Obligations owing to such Lender Party at such time (other than pursuant to Section 2.10, 2.12, 10.04 or 10.07) to (ii) the aggregate amount of the Obligations owing (but not due and payable) to all Lender Parties hereunder and under the Notes at such time) of payments on account of the Obligations owing (but not due and payable) to all Lender Parties hereunder and under the Notes at such time obtained by all of the Lender Parties at such time, such Lender Party shall forthwith purchase from the other Lender Parties such participations in the Obligations due and payable or owing to them, as the case may be, as shall be necessary to cause such purchasing Lender Party to share the excess payment ratably with each of them; provided, however, that, if all or any portion of such excess payment is thereafter recovered from such purchasing Lender Party, such purchase from each other Lender Party shall be rescinded and such other Lender Party shall repay to the purchasing Lender Party the purchase price to the extent of such Lender Party’s ratable share (according to the proportion of (i) the purchase price paid to such Lender Party to (ii) the aggregate purchase price paid to all Lender Parties) of such recovery together with an amount equal to such Lender Party’s ratable share (according to the proportion of (i) the amount of such other Lender Party’s required repayment to (ii) the total amount so recovered from the purchasing Lender Party) of any interest or other amount paid or payable by the purchasing Lender Party in respect of the total amount so recovered.  The Borrower agrees that any Lender Party so purchasing a participation from another Lender Party pursuant to this Section 2.13 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender Party were the direct creditor of the Borrower in the amount of such participation.  Notwithstanding the foregoing, this Section 2.13 shall not apply to the repayment of any Non-rollup Revolving Credit Advances pursuant to the second sentence of Section 2.04(b).

Section 2.14  Use of Proceeds.  The proceeds of (a) the Non-rollup Revolving Credit Advances and the Non-rollup Letters of Credit shall only be utilized (i) to refinance the Existing Receivables Facility, (ii) to pay costs and expenses in connection with such refinancing and the Cases, and (iii) to provide financing for working capital, letters of credit, capital expenditures and other general corporate purposes of the Borrower and the Guarantors, including but not limited to Investments in other Subsidiaries of the Loan Parties to the extent not prohibited under this Agreement and the refinancing of the Pre-Petition Secured Indebtedness, (b) the Term Advances shall only be utilized (i) to refinance the Existing Receivables Facility, (ii) to pay costs and expenses in connection with such refinancing and the Cases, (iii) to repay or convert Non-rollup Revolving Credit Advances and (iv) for other general corporate

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purposes of the Borrower and the Guarantors, including but not limited to Investments in other Subsidiaries of the Loan Parties to the extent not prohibited under this Agreement and the refinancing of the Pre-Petition Secured Indebtedness and (c) the Rollup Revolving Credit Advances and the Rollup Letters of Credit shall only be utilized (i) to refinance the Pre-Petition Secured Indebtedness and (ii) for other general corporate purposes of the Loan Parties, including but not limited to Investments in other Subsidiaries of the Loan Parties to the extent not prohibited under this Agreement.

Section 2.15  Defaulting Lenders.  (a)  In the event that, at any time, (i) any Lender Party shall be a Defaulting Lender, (ii) such Defaulting Lender shall owe a Defaulted Advance to the Borrower and (iii) the Borrower shall be required to make any payment hereunder or under any other Loan Document to or for the account of such Defaulting Lender, then the Borrower may, so long as no Default shall occur or be continuing at such time and to the fullest extent permitted by applicable law, set off and otherwise apply the Obligation of the Borrower to make such payment to or for the account of such Defaulting Lender against the obligation of such Defaulting Lender to make such Defaulted Advance.  In the event that, on any date, the Borrower shall so set off and otherwise apply its obligation to make any such payment against the obligation of such Defaulting Lender to make any such Defaulted Advance on or prior to such date, the amount so set off and otherwise applied by the Borrower shall constitute for all purposes of this Agreement and the other Loan Documents an Advance by such Defaulting Lender made on the date under the Facility pursuant to which such Defaulted Advance was originally required to have been made pursuant to Section 2.01.  Such Advance shall be considered, for all purposes of this Agreement, to comprise part of the Borrowing in connection with which such Defaulted Advance was originally required to have been made pursuant to Section 2.01, even if the other Advances comprising such Borrowing shall be Eurodollar Rate Advances on the date such Advance is deemed to be made pursuant to this subsection (a).  The Borrower shall notify the Administrative Agent at any time the Borrower exercises its right of set-off pursuant to this subsection (a) and shall set forth in such notice (A) the name of the Defaulting Lender and the Defaulted Advance required to be made by such Defaulting Lender and (B) the amount set off and otherwise applied in respect of such Defaulted Advance pursuant to this subsection (a).  Any portion of such payment otherwise required to be made by the Borrower to or for the account of such Defaulting Lender which is paid by the Borrower, after giving effect to the amount set off and otherwise applied by the Borrower pursuant to this subsection (a), shall be applied by the Administrative Agent as specified in subsection (b) or (c) of this Section 2.15.

(b)           In the event that, at any time, (i) any Lender Party shall be a Defaulting Lender, (ii) such Defaulting Lender shall owe a Defaulted Amount to the Administrative Agent or any of the other Lender Parties and (iii) the Borrower shall make any payment hereunder or under any other Loan Document to the Administrative Agent for the account of such Defaulting Lender, then the Administrative Agent may, on its behalf or on behalf of such other Lender Parties and to the fullest extent permitted by applicable law, apply at such time the amount so paid by the Borrower to or for the account of such Defaulting Lender to the payment of each such Defaulted Amount to the extent required to pay such Defaulted Amount.  In the event that the Administrative Agent shall so apply any such amount to the payment of any such Defaulted Amount on any date, the amount so applied by the Administrative Agent shall constitute for all purposes of this Agreement and the other Loan Documents payment, to such extent, of such Defaulted Amount on such date.  Any such amount so applied by the Administrative Agent shall be retained by the Administrative Agent or distributed by the Administrative Agent to such other Lender Parties, ratably in accordance with the respective portions of such Defaulted Amounts payable at such time to the Administrative Agent and such other Lender Parties and, if the amount of such payment made by the Borrower shall at such time be insufficient to pay all Defaulted Amounts owing at such time to the Administrative Agent and the other Lender Parties, in the following order of priority:

(i)            first, to the Administrative Agent for any Defaulted Amount then owing to the Administrative Agent in its capacity as Administrative Agent; and

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(ii)           second, to the Issuing Banks for any Defaulted Amounts then owing to them, in their capacities as such, ratably in accordance with such respective Defaulted Amounts then owing to the Issuing Banks; and

(iii)          third, to any other Lender Parties for any Defaulted Amounts then owing to such other Lender Parties, ratably in accordance with such respective Defaulted Amounts then owing to such other Lender Parties.

Any portion of such amount paid by the Borrower for the account of such Defaulting Lender remaining, after giving effect to the amount applied by the Administrative Agent pursuant to this subsection (b), shall be applied by the Administrative Agent as specified in subsection (c) of this Section 2.15.

(c)           In the event that, at any time, (i) any Lender Party shall be a Defaulting Lender, (ii) such Defaulting Lender shall not owe a Defaulted Advance or a Defaulted Amount and (iii) the Borrower, the Administrative Agent or any other Lender Party shall be required to pay or distribute any amount hereunder or under any other Loan Document to or for the account of such Defaulting Lender, then the Borrower or such other Lender Party shall pay such amount to the Administrative Agent to be held by the Administrative Agent, to the fullest extent permitted by applicable law, in escrow or the Administrative Agent shall, to the fullest extent permitted by applicable law, hold in escrow such amount otherwise held by it.  Any funds held by the Administrative Agent in escrow under this subsection (c) shall be deposited by the Administrative Agent in an account with Citibank, in the name and under the control of the Administrative Agent, but subject to the provisions of this subsection (c).  The terms applicable to such account, including the rate of interest payable with respect to the credit balance of such account from time to time, shall be Citibank’s standard terms applicable to escrow accounts maintained with it.  Any interest credited to such account from time to time shall be held by the Administrative Agent in escrow under, and applied by the Administrative Agent from time to time in accordance with the provisions of, this subsection (c).  The Administrative Agent shall, to the fullest extent permitted by applicable law, apply all funds so held in escrow from time to time to the extent necessary to make any Advances required to be made by such Defaulting Lender and to pay any amount payable by such Defaulting Lender hereunder and under the other Loan Documents to the Administrative Agent or any other Lender Party, as and when such Advances or amounts are required to be made or paid and, if the amount so held in escrow shall at any time be insufficient to make and pay all such Advances and amounts required to be made or paid at such time, in the following order of priority:

(i)            first, to the Administrative Agent for any amount then due and payable by such Defaulting Lender to the Administrative Agent hereunder in its capacity as Administrative Agent;

(ii)           second, to the Issuing Banks for any amounts then due and payable to them hereunder, in their capacities as such, by such Defaulting Lender, ratably in accordance with such respective amounts then due and payable to the Issuing Banks;

(iii)          third, to any other Lender Parties for any amount then due and payable by such Defaulting Lender to such other Lender Parties hereunder, ratably in accordance with such respective amounts then due and payable to such other Lender Parties; and

(iv)          fourth, to the Borrower for any Advance then required to be made by such Defaulting Lender pursuant to a Commitment of such Defaulting Lender.

(x) In the event that any Lender Party that is a Defaulting Lender shall, at any time, cease to be a Defaulting Lender, and (y) at any time after all principal, interest and other outstanding amounts under the Loan Documents are repaid on or after the Termination Date, any funds held by the Administrative Agent

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in escrow at such time with respect to such Lender Party shall be distributed by the Administrative Agent to such Lender Party and applied by such Lender Party to the Obligations owing to such Lender Party at such time under this Agreement and the other Loan Documents ratably in accordance with the respective amounts of such Obligations outstanding at such time; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while such Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender or Potential Defaulting Lender to Non-Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from such Lender’s having been a Defaulting Lender or Potential Defaulting Lender.

(d)           The rights and remedies against a Defaulting Lender under this Section 2.15 are in addition to other rights and remedies that the Borrower may have against such Defaulting Lender with respect to any Defaulted Advance and that the Administrative Agent or any Lender Party may have against such Defaulting Lender with respect to any Defaulted Amount.

Section 2.16  Evidence of Debt.  (a)  The Advances made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business.  The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Advances made by the Lenders to the Borrower and the interest and payments thereon.  Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations.  In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.  Upon the request of any Lender made through the Administrative Agent, the Borrower shall execute and deliver to such Lender (through the Administrative Agent) a Note, which shall evidence such Lender’s Advances in addition to such accounts or records.  Each Lender may attach schedules to its Note and endorse thereon the date, amount and maturity of its Advances and payments with respect thereto.(b) In addition to the accounts and records referred to in subsection (a), each Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Lender of participations in Letters of Credit.  In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.

Section 2.17  Priority and Liens.  (a)  Each of the Borrower and each Guarantor hereby covenants, represents and warrants that, upon entry of the Interim Order, the Obligations of the Borrower and such Guarantor hereunder and under the Loan Documents:  (i) pursuant to section 364(c)(1) of the Bankruptcy Code, shall at all times constitute an allowed Superpriority Claim; (ii) pursuant to section 364(c)(2) of the Bankruptcy Code, shall at all times be secured by a perfected first priority Lien on all unencumbered tangible and intangible property of the Borrower and such Guarantor and on all cash maintained in the L/C Cash Collateral Account and any investments of the funds contained therein, including any such property that is subject to valid and perfected Liens in existence on the Petition Date, which Liens are thereafter released or otherwise extinguished in connection with the satisfaction of the obligations secured by such Liens (excluding any avoidance actions under the Bankruptcy Code or the proceeds therefrom); (iii) pursuant to section 364(c)(3) of the Bankruptcy Code, shall be secured by a perfected Lien upon all real, personal and mixed property of the Borrower and such Guarantor that is subject to valid and perfected Liens in existence on the Petition Date, junior to such valid and perfected Liens (other than Liens securing the Pre-Petition Secured Indebtedness) and (iv) pursuant to section 364(d)(1), shall be secured by a perfected priming Lien upon all tangible and intangible property of the Borrower and such Guarantor that presently secure the Pre-Petition Secured Indebtedness; provided that

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the foregoing shall be subject in all respects to the Carve-Out.  (b)           Each of the Borrower and each Guarantor hereby covenants, represents and warrants that, upon entry of the Final Order, the Obligations of the Borrower and such Guarantor hereunder and under the Loan Documents:  (i) pursuant to section 364(c)(1) of the Bankruptcy Code, shall at all times constitute an allowed Superpriority Claim; (ii) pursuant to section 364(c)(2) of the Bankruptcy Code, shall at all times be secured by a perfected first priority Lien on all unencumbered tangible and intangible property of the Borrower and such Guarantor and on all cash maintained in the L/C Cash Collateral Account and any investments of the funds contained therein, including any such property that is subject to valid and perfected Liens in existence on the Petition Date, which Liens are thereafter released or otherwise extinguished in connection with the satisfaction of the obligations secured by such Liens (excluding any avoidance actions under the Bankruptcy Code (but including the proceeds therefrom)); (iii) pursuant to section 364(c)(3) of the Bankruptcy Code, shall be secured by a perfected Lien upon all real, personal and mixed property of the Borrower and such Guarantor that is subject to valid and perfected Liens in existence on the Petition Date, junior to such valid and perfected Liens (other than Liens securing the Unrolled Pre-Petition Secured Indebtedness), and (iv) pursuant to section 364(d)(1), shall be secured by a perfected priming Lien upon all tangible and intangible property of the Borrower and such Guarantor that secure the Unrolled Pre-Petition Secured Indebtedness; provided that the foregoing shall be subject in all respects to the Carve-Out.

(c)           Except for the Carve-Out having priority over the Obligations, the Superpriority Claims shall at all times be senior to the rights of the Borrower, each Guarantor, any chapter 11 trustee and, subject to section 726 of the Bankruptcy Code, any chapter 7 trustee, or any other creditor (including, without limitation, post-petition counterparties and other post-petition creditors) in the Cases or any subsequent proceedings under the Bankruptcy Code, including, without limitation, any chapter 7 cases if any of the Borrower’s or the Guarantor’s cases are converted to cases under chapter 7 of the Bankruptcy Code.

Section 2.18  Payment of Obligations.  Subject to the provisions of Section 6.01 and the DIP Financing Orders, upon the maturity (whether by acceleration or otherwise) of any of the Obligations under this Agreement or any of the other Loan Documents of the Borrower and the Guarantors, the Lender Parties shall be entitled to immediate payment of such Obligations without further application to or order of the Bankruptcy Court.

Section 2.19  No Discharge: Survival of Claims.  Each of the Borrower and each Guarantor agree that (i) its Obligations under this Agreement or any of the Loan Documents shall not be discharged by the entry of an order confirming any Reorganization Plan (and each of the Borrower and each Guarantor, pursuant to section 1141(d)(4) of the Bankruptcy Code hereby waives any such discharge), (ii) the Superpriority Claim granted to the Administrative Agent and the Lender Parties pursuant to the DIP Financing Orders and described in Section 2.17 and the Liens granted to the Administrative Agent and the Lender Parties pursuant to the DIP Financing Orders and described in Section 2.17 shall not be affected in any manner by the entry of any order by the Bankruptcy Court, including an order confirming any Reorganization Plan, and (iii) notwithstanding the terms of any Reorganization Plan, its Obligations hereunder and under each other Loan Document shall be repaid in full in accordance with the terms hereof and the terms of the DIP Financing Orders and the other Loan Documents.

Section 2.20  Replacement of Certain Lenders.  In the event a Lender (“Affected Lender”) shall have (a) become a Defaulting Lender under Section 2.15, (b) requested compensation from the Borrowers under Section 2.12 with respect to Taxes or Other Taxes or with respect to increased costs or capital or under Section 2.10 or other additional costs incurred by such Lender which, in any case, are not being incurred generally by the other Lenders, (c) delivered a notice pursuant to Section 2.10(d) claiming that such Lender is unable to extend Eurodollar Rate Advances to the Borrower for reasons not

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generally applicable to the other Lenders or (d) become a Non-Consenting Lender, then, in any case, the Borrower or the Administrative Agent may make written demand on such Affected Lender (with a copy to the Administrative Agent in the case of a demand by the Borrower and a copy to the Borrower in the case of a demand by the Administrative Agent) for the Affected Lender to assign, and such Affected Lender shall assign pursuant to one or more duly executed Assignments and Acceptances within 5 Business Days after the date of such demand, to one or more financial institutions that the Borrower or the Administrative Agent, as the case may be, shall have engaged for such purpose, all of such Affected Lender’s rights and obligations under this Agreement and the other Loan Documents (including, without limitation, its Commitment, all Advances owing to it, all of its participation interests in existing Letters of Credit, and its obligation to participate in additional Letters of Credit hereunder), in accordance with Section 10.07.  The Administrative Agent is authorized to execute one or more of such Assignments and Acceptances as attorney-in-fact for any Affected Lender failing to execute and deliver the same within 5 Business Days after the date of such demand.  Further, with respect to such assignment, the Affected Lender shall have concurrently received, in cash, all amounts due and owing to the Affected Lender hereunder or under any other Loan Document; provided that upon such Affected Lender’s replacement, such Affected Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.10 and 10.04, as well as to any fees accrued for its account hereunder and not yet paid, and shall continue to be obligated under Section 7.09 with respect to losses, obligations, liabilities, damages, penalties, actions, judgments, costs, expenses or disbursements for matters which occurred prior to the date the Affected Lender is replaced.

Section 2.21  Issuance of and Drawings and Reimbursement Under Rollup Letters of Credit.

(a)  The Letter of Credit Commitment.

(i)            Subject to the terms and conditions set forth herein, (A) each Issuing Bank agrees, in reliance upon the agreements of the other Rollup Revolving Credit Lenders set forth in this Section 2.21, (1) from time to time on any Business Day during the period from the Final Term Advance Date until the Letter of Credit Expiration Date, to issue Rollup Letters of Credit for the account of the Borrower or any of its Subsidiaries, and to amend Rollup Letters of Credit previously issued by it, in accordance with subsection (b) below, and (2) to honor drafts under the Rollup Letters of Credit; and (B) the Rollup Revolving Credit Lenders severally agree to participate in Rollup Letters of Credit issued for the account of the Borrower or any of its Subsidiaries; provided that the Issuing Banks shall not be obligated to issue any Rollup Letter of Credit, and no Rollup Revolving Credit Lender shall be obligated to participate in any Rollup Letter of Credit, if as of the date of such issuance, (x) the Available Amount for all Letters of Credit issued by such Issuing Bank would exceed the lesser of the Letter of Credit Sublimit at such time and such Issuing Bank’s Letter of Credit Commitment at such time, (y) the Available Amount of such Rollup Letter of Credit would exceed the aggregate Unused Rollup Revolving Credit Commitments or (z) the Available Amount of such Rollup Letter of Credit would exceed the Availability at such time.  Within the foregoing limits, and subject to the terms and conditions hereof, the Borrower’s ability to obtain Rollup Letters of Credit shall be fully revolving, and accordingly the Borrower may, during the foregoing period, obtain Rollup Letters of Credit to replace Rollup Letters of Credit that have expired or that have been drawn upon and reimbursed.

(ii)           No Issuing Bank shall be under any obligation to issue any Rollup Letter of Credit if:  (A) any order, judgment or decree of any governmental authority or arbitrator shall by its terms purport to enjoin or restrain such Issuing Bank from issuing such Rollup Letter of Credit, or any law applicable to such Issuing Bank or any request or directive (whether or not having the force of law) from any governmental authority with jurisdiction over such Issuing Bank shall prohibit, or request that such Issuing Bank refrain from, the issuance of letters of credit generally or such Rollup Letter of Credit in

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particular or shall impose upon such Issuing Bank any unreimbursed loss, cost or expense which such Issuing Bank in good faith deems material to it; (B) the expiry date of such requested Rollup Letter of Credit would occur after the Letter of Credit Expiration Date, unless all the Rollup Revolving Credit Lenders have approved such expiry date; (C) the issuance of such Rollup Letter of Credit would violate one or more policies of such Issuing Bank; or (D) such Rollup Letter of Credit is in an initial amount less than $100,000 (unless such Issuing Bank agrees otherwise), or is to be denominated in a currency other than U.S. dollars.

(iii)          No Issuing Bank shall be under any obligation to amend any Rollup Letter of Credit if (A) such Issuing Bank would have no obligation at such time to issue such Rollup Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of such Rollup Letter of Credit does not accept the proposed amendment to such Rollup Letter of Credit.

(iv)          Rollup Letters of Credit may be issued for the account of a Subsidiary that is not a Loan Party so long as such Subsidiary is primarily liable for its reimbursement obligations thereunder pursuant to a separate reimbursement agreement entered into between such Subsidiary and the applicable Issuing Bank, to the extent practicable (in the Issuing Bank’s sole discretion).

(v)           In addition to the other conditions precedent herein set forth, if any Rollup Lender becomes, and during the period it remains, a Defaulting Lender or a Potential Defaulting Lender, no Issuing Bank shall be required to issue any Rollup Letter of Credit or to amend any outstanding Rollup Letter of Credit to increase the face amount thereof, alter the drawing terms thereunder or extend the expiry date thereof, unless such Issuing Bank is satisfied that any exposure that would result therefrom is eliminated or fully covered by the Rollup Revolving Credit Commitments of the Non-Defaulting Lenders or by Cash Collateralization or a combination thereof reasonably satisfactory to such Issuing Bank.

(b)           Procedures for Issuance and Amendment of Rollup Letters of Credit.

(i)            Each Rollup Letter of Credit shall be issued or amended, as the case may be, upon the request of the Borrower delivered to the applicable Issuing Bank (with a copy to the Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of the Borrower.  Such Letter of Credit Application must be received by the applicable Issuing Bank and the Administrative Agent not later than 11:00 a.m. at least two Business Days (or such later date and time as such Issuing Bank may agree in a particular instance in its sole discretion) prior to the proposed issuance date or date of amendment, as the case may be.  In the case of a request for an initial issuance of a Rollup Letter of Credit, such Letter of Credit Application shall specify in form and detail reasonably satisfactory to the applicable Issuing Bank: (A) the proposed issuance date of the requested Rollup Letter of Credit (which shall be a Business Day); (B) the amount thereof; (C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; and (G) such other matters as such Issuing Bank may reasonably require.  In the case of a request for an amendment of any outstanding Rollup Letter of Credit, such Letter of Credit Application shall specify in form and detail reasonably satisfactory to the applicable Issuing Bank (A) the Rollup Letter of Credit to be amended; (B) the proposed date of amendment thereof (which shall be a Business Day); (C) the nature of the proposed amendment; and (D) such other matters as such Issuing Bank may reasonably require.

(ii)           Promptly after receipt of any Letter of Credit Application for a Rollup Letter of Credit, the applicable Issuing Bank will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit Application from the Borrower and, if not, such Issuing Bank will provide the Administrative Agent with a copy thereof.  Upon

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receipt by such Issuing Bank of confirmation from the Administrative Agent that the requested issuance or amendment is permitted in accordance with the terms hereof, then, subject to the terms and conditions hereof, such Issuing Bank shall, on the requested date, issue a Rollup Letter of Credit for the account of the Borrower or enter into the applicable amendment, as the case may be, in each case in accordance with such Issuing Bank’s usual and customary business practices.  Immediately upon the issuance of each Rollup Letter of Credit, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from such Issuing Bank a risk participation in such Rollup Letter of Credit in an amount equal to the product of such Lender’s Pro Rata Share in respect of the Rollup Revolving Credit Facility times the amount of such Rollup Letter of Credit.

(iii)          Promptly after its delivery of any Rollup Letter of Credit or any amendment to a Rollup Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the applicable Issuing Bank will also deliver to the Borrower and the Administrative Agent a true and complete copy of such Rollup Letter of Credit or amendment.

(c)           Drawings and Reimbursements; Funding of Participations.

(i)            Upon receipt from the beneficiary of any Rollup Letter of Credit of any notice of a drawing under such Rollup Letter of Credit, the applicable Issuing Bank shall notify the Borrower and the Administrative Agent thereof.  Not later than 11:00 a.m. on the Business Day following the date of any payment by the applicable Issuing Bank under a Rollup Letter of Credit, so long as the Borrower has received notice of such drawing by 10:00 a.m. on such following Business Day (each such date, an “Rollup Honor Date”), the Borrower shall reimburse such Issuing Bank through the Administrative Agent in an amount equal to the amount of such drawing (together with interest thereon at the rate set forth in Section 2.07 for Rollup Revolving Credit Advances bearing interest at the Base Rate).  If the Borrower fails to so reimburse the applicable Issuing Bank by such time, the Administrative Agent shall promptly notify each Rollup Revolving Credit Lender of the Rollup Honor Date, the amount of the unreimbursed drawing (the “Rollup Unreimbursed Amount”), and the amount of such Rollup Revolving Credit Lender’s Pro Rata Share thereof.  In such event, the Borrower shall be deemed to have requested a Borrowing to be disbursed on the Rollup Honor Date in an amount equal to the Rollup Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.02 for the principal amount of Borrowings, but subject to the amount of the Unused Rollup Revolving Credit Commitments and the conditions set forth in Section 3.02 (other than the delivery of a Notice of Borrowing).  Any notice given by an Issuing Bank or the Administrative Agent pursuant to this Section 2.21(c)(i) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

(ii)           Each Rollup Revolving Credit Lender (including a Rollup Revolving Credit Lender acting as Issuing Bank) shall upon any notice pursuant to Section 2.21(c)(i) make funds available to the Administrative Agent for the account of the applicable Issuing Bank at the Administrative Agent’s Office in an amount equal to its Pro Rata Share of the Rollup Unreimbursed Amount not later than 1:00 p.m. on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of Section 2.21(c)(iii), each Rollup Revolving Credit Lender that so makes funds available shall be deemed to have made a Rollup Letter of Credit Advance to the Borrower in such amount.  The Administrative Agent shall remit the funds so received to the applicable Issuing Bank.

(iii)          With respect to any Rollup Unreimbursed Amount that is not fully refinanced by a Borrowing because the conditions set forth in Section 3.02 cannot be satisfied or for any other reason, the Borrower shall be deemed to have incurred from the applicable Issuing Bank a Rollup Letter of Credit Advance in the amount of the Rollup Unreimbursed Amount that is not so refinanced, which Rollup Letter of Credit Advance shall be due and payable on demand (together with interest) and shall bear

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interest at the Default Rate.  In such event, each Rollup Revolving Credit Lender’s payment to the Administrative Agent for the account of the applicable Issuing Bank pursuant to Section 2.21(c)(ii) shall be deemed payment in respect of its participation in such Rollup Letter of Credit Advance and shall constitute a Rollup Letter of Credit Advance from such Rollup Revolving Credit Lender in satisfaction of its participation obligation under this Section 2.21.

(iv)          Until each Rollup Revolving Credit Lender funds its Rollup Revolving Credit Advance or Rollup Letter of Credit Advance pursuant to this Section 2.21(c) to reimburse the applicable Issuing Bank for any amount drawn under any Rollup Letter of Credit, interest in respect of such Rollup Revolving Credit Lender’s Pro Rata Share of such amount shall be solely for the account of such Issuing Bank.

(v)           Each Rollup Revolving Credit Lender’s obligation to make Rollup Letter of Credit Advances to reimburse the applicable Issuing Bank for amounts drawn under Rollup Letters of Credit, as contemplated by this Section 2.21(c), shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any set-off, counterclaim, recoupment, defense or other right which such Rollup Revolving Credit Lender may have against such Issuing Bank, the Borrower or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing.  No such making of a Rollup Letter of Credit Advance shall relieve or otherwise impair the obligation of the Borrower to reimburse the applicable Issuing Bank for the amount of any payment made by such Issuing Bank under any Rollup Letter of Credit, together with interest as provided herein.

(vi)          If any Rollup Revolving Credit Lender fails to make available to the Administrative Agent for the account of the applicable Issuing Bank any amount required to be paid by such Rollup Revolving Credit Lender pursuant to the foregoing provisions of this Section 2.21(c) by the time specified in Section 2.21(c)(ii), such Issuing Bank shall be entitled to recover from such Rollup Revolving Credit Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the such Issuing Bank at a rate per annum equal to the Federal Funds Rate from time to time in effect.  A certificate of the applicable Issuing Bank submitted to any Rollup Revolving Credit Lender (through the Administrative Agent) with respect to any amounts owing under this clause (vi) shall be conclusive absent manifest error.

(d)           Repayment of Participations.

(i)            At any time after any Issuing Bank has made a payment under any Rollup Letter of Credit and has received from any Rollup Revolving Credit Lender such Rollup Revolving Credit Lender’s Rollup Letter of Credit Advance in respect of such payment in accordance with Section 2.21(c), if the Administrative Agent receives for the account of the applicable Issuing Bank any payment in respect of the related Rollup Unreimbursed Amount or interest thereon (whether directly from the Borrower or otherwise, including proceeds of Cash Collateral applied thereto by the Administrative Agent), the Administrative Agent will distribute to such Rollup Revolving Credit Lender its Pro Rata Share thereof (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Rollup Revolving Credit Lender’s Rollup Letter of Credit Advance was outstanding) in the same funds as those received by the Administrative Agent.

(ii)           If any payment received by the Administrative Agent for the account of the applicable Issuing Bank pursuant to Section 2.21(c)(i) is required to be returned under any circumstances (including pursuant to any settlement entered into by such Issuing Bank in its discretion), each Rollup Revolving Credit Lender shall pay to the Administrative Agent for the account of such Issuing Bank its

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Pro Rata Share thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Rollup Revolving Credit Lender, at a rate per annum equal to the Federal Funds Rate from time to time in effect.

(e)           Obligations Absolute.  The obligation of the Borrower to reimburse any Issuing Bank for each drawing under each Rollup Letter of Credit and to repay each Rollup Letter of Credit Advance shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following:

(i)            any lack of validity or enforceability of such Rollup Letter of Credit, this Agreement, or any other agreement or instrument relating thereto;

(ii)           the existence of any claim, counterclaim, set-off, defense or other right that the Borrower may have at any time against any beneficiary or any transferee of such Rollup Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), such Issuing Bank or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Rollup Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;

(iii)          any draft, demand, certificate or other document presented under such Rollup Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Rollup Letter of Credit;

(iv)          any payment by the Issuing Bank under such Rollup Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Rollup Letter of Credit; or any payment made by such Issuing Bank under such Rollup Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Rollup Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law; or

(v)           any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower.

The Borrower shall promptly examine a copy of each Rollup Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with the Borrower’s instructions or other irregularity, the Borrower will promptly notify the applicable Issuing Bank.  The Borrower shall be conclusively deemed to have waived any such claim against the applicable Issuing Bank and its correspondents unless such notice is given as aforesaid.

(f)            Role of Issuing Bank.  Each Rollup Revolving Credit Lender and the Borrower agree that, in paying any drawing under a Rollup Letter of Credit, no Issuing Bank shall have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Rollup Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document.  None of the Issuing Banks, any of their Related Parties nor any of the respective correspondents, participants or assignees of any Issuing Bank shall be liable to any Rollup Revolving Credit Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Rollup Revolving Credit Lenders or the

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Required Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Rollup Letter of Credit or Letter of Credit Application therefor.  The Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Rollup Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude the Borrower from pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement.  None of the Issuing Banks, any of their Related Parties, nor any of the respective correspondents, participants or assignees of any Issuing Bank, shall be liable or responsible for any of the matters described in clauses (i) through (v) of Section 2.21(e); provided, however, that anything in such clauses to the contrary notwithstanding, the Borrower may have a claim against an Issuing Bank, any of its Related Parties, any of their respective correspondents, participants or assignees of such Issuing Bank or of their Related Parties, and they may be liable to the Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Borrower which the Borrower proves were caused by such Issuing Bank’s, any such Related Party’s, or any of such respective correspondents, participants or assignees of such Issuing Bank or of any such Related Party’s willful misconduct or gross negligence or such Issuing Bank’s willful failure to pay under any Rollup Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Rollup Letter of Credit.  In furtherance and not in limitation of the foregoing, the applicable Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and such Issuing Bank shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Rollup Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

(g)           Cash Collateral; Defaulting Lenders.  (i) Upon the request of the Administrative Agent, if, as of the Letter of Credit Expiration Date, any Rollup Letter of Credit may for any reason remain outstanding and partially or wholly undrawn, the Borrower shall immediately Cash Collateralize the then Outstanding Amount of all Rollup L/C Obligations (in an amount equal to 105% of such Outstanding Amount determined as of the date of such Rollup Letter of Credit Advance or the Letter of Credit Expiration Date, as the case may be).  The Borrower hereby grants to the Administrative Agent, for the benefit of the Issuing Banks and the Rollup Revolving Credit Lenders, a security interest in all such cash, deposit accounts and all balances therein and all proceeds of the foregoing.  Such cash collateral shall be maintained in the L/C Cash Collateral Account.

(ii)           If any Lender becomes, and during the period it remains, a Defaulting Lender or a Potential Defaulting Lender, if any Rollup Letter of Credit is at the time outstanding, the Issuing Bank that issued such Rollup Letter of Credit may, by notice to the Borrower and such Defaulting Lender or Potential Defaulting Lender through the Administrative Agent, require the Borrower to Cash Collateralize the obligations of the Borrower to such Issuing Bank in respect of such Rollup Letter of Credit in amount equal to 105% of the aggregate amount of the Obligations (contingent or otherwise) of such Defaulting Lender or Potential Defaulting Lender in respect of such Rollup Letter of Credit, and the Borrower shall thereupon either Cash Collateralize such obligations or make other arrangements satisfactory to the Administrative Agent, and to such Issuing Bank, in their sole discretion to protect them against the risk of non-payment by such Defaulting Lender or Potential Defaulting Lender.

(iii)          In furtherance of the foregoing, if any Lender becomes, and during the period it remains, a Defaulting Lender or a Potential Defaulting Lender, each Issuing Bank is hereby authorized by the Borrower (which authorization is irrevocable and coupled with an interest) to give, in its discretion, through the Administrative Agent, Notices of Borrowing pursuant to

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Section 2.02 in such amounts and in such times as may be required to (A) reimburse an outstanding Rollup Unreimbursed Amount and/or (B) Cash Collateralize the Obligations of the Borrower in respect of outstanding Rollup Letters of Credit in an amount equal to 105% of the aggregate amount of the Obligations (contingent or otherwise) of such Defaulting Lender or Potential Defaulting Lender in respect of such Rollup Letters of Credit.

(h)                                Applicability of ISP and UCP.  Unless otherwise expressly agreed by the applicable Issuing Bank and the Borrower when a Rollup Letter of Credit is issued, (i) the rules of the ISP shall apply to each standby Rollup Letter of Credit, and (ii) the rules of the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce at the time of issuance shall apply to each commercial Rollup Letter of Credit.

(i)                                    Conflict with Letter of Credit Application.  In the event of any conflict between the terms hereof and the terms of any Letter of Credit Application, the terms hereof shall control.

ARTICLE III

CONDITIONS TO EFFECTIVENESS

Section 3.01  Conditions Precedent to Effectiveness.  The effectiveness of this Credit Agreement, the obligation of each Term Lender to make a Term Advance pursuant to Section 2.01(a)(i), the initial obligation of the Non-rollup Revolving Credit Lenders to make Non-rollup Revolving Credit Advances, and the obligation of the Initial Issuing Bank to issue the initial Letter of Credit are, in each case, subject to the satisfaction of the following conditions precedent:

(a)                                 The Administrative Agent shall have received on or before the Effective Date the following, each dated such day (unless otherwise specified), in form and substance reasonably satisfactory to the Initial Lenders (unless otherwise specified) and (except for the Notes) in sufficient copies for each Initial Lender:

(i)            The Notes payable to the order of the Non-rollup Revolving Credit Lenders to the extent requested in accordance with Section 2.16(a).

(ii)           Certified copies of the resolutions of the boards of directors of each of the Borrower and each Guarantor approving the execution and delivery of this Agreement.

(iii)          A copy of the charter or other constitutive document of each Guarantor and each amendment thereto, certified (as of a date reasonably near the Effective Date), if applicable, by the Secretary of State of the jurisdiction of its incorporation or organization, as the case may be, thereof as being a true and correct copy thereof.

(iv)          A certificate of each of the Borrower and each Guarantor signed on behalf of the Borrower and such Guarantor, respectively, by its President or a Vice President and its Secretary or any Assistant Secretary, dated the Effective Date (the statements made in which certificate shall be true on and as of the Effective Date), certifying as to (A) the accuracy and completeness of the charter of the Borrower or such Guarantor and the absence of any changes thereto; (B) the accuracy and completeness of the bylaws (or equivalent organizational document) of the Borrower or such Guarantor as in effect on the date on which the resolutions of the board of directors (or persons performing similar functions) of such Person referred to in Section 3.01(a)(ii) were

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adopted and the absence of any changes thereto (a copy of which shall be attached to such certificate); and (C) the absence of any proceeding known to be pending or threatened in writing for the dissolution, liquidation or other termination of the existence of the Borrower or any Guarantor.

(v)           A certificate of the Secretary or an Assistant Secretary of each of the Borrower and each Guarantor certifying the names and true signatures of the officers of the Borrower and such Guarantor, respectively, authorized to sign this Agreement and the other documents to be delivered hereunder.

(vi)          The following:  (A) such certificates representing the Initial Pledged Equity of domestic entities referred to on Schedule IV hereto, accompanied by undated stock powers, duly executed in blank, and such instruments evidencing the Initial Pledged Debt referred to on Schedule V hereto, duly indorsed in blank, as the Loan Parties may be able to deliver using their reasonable best efforts, (B) proper financing statements (Form UCC-1 or a comparable form) under the UCC of all jurisdictions that the Initial Lenders may deem necessary or desirable in order to perfect and protect the Liens and security interest created or purported to be created under Article IX hereof, covering the Collateral described in Article IX hereof, in each case completed in a manner reasonably satisfactory to the Lender Parties, and (C) evidence of insurance as reasonably requested by the Initial Lenders.

(vii)         An intellectual property security agreement (as amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Intellectual Property Security Agreement”), duly executed by each Loan Party, together with evidence that all actions that the Initial Lenders may deem reasonably necessary or desirable in order to perfect and protect the first priority Liens and security interests created under the Intellectual Property Security Agreement in the United States have been taken or will be taken in accordance with the terms of the Loan Documents.

(viii)        A forecast reasonably satisfactory to the Administrative Agent and the Initial Lenders detailing the Borrower’s anticipated monthly income statement, balance sheet and cash flow statement, each on a Consolidated basis for the Borrower and its Subsidiaries, together with a written set of assumptions supporting such statements, for each month during the period commencing on the Petition Date and ending on the Stated Maturity Date and setting forth the anticipated aggregate maximum amount of utilization of the Commitments on a monthly basis.

(ix)           A DIP Budget reasonably satisfactory to the Administrative Agent and the Initial Lenders.

(x)            Audited Consolidated financial statements of the Borrower and its Subsidiaries as at December 31, 2008 for the Fiscal Year then ended.

(xi)           A Notice of Borrowing for any Borrowing to be made, and/or one or more Letter of Credit Applications for each Letter of Credit to be issued, on the Effective Date.

(xii)          A favorable opinion of Kirkland & Ellis LLP, counsel to the Loan Parties, in substantially the form of Exhibit D-1 hereto.

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(b)                                 Interim Order.  At the time of the Initial Extension of Credit, the Initial Lenders shall have received, on or before the Effective Date, a certified copy of an order entered by the Bankruptcy Court in substantially the form of Exhibit E (the “Interim Order”) approving the Loan Documents and granting the Superpriority Claim status and the Liens described in Section 2.17, which Interim Order (i)(A) shall authorize extensions of credit in respect of (x) the Non-rollup Revolving Credit Facility in an aggregate amount of up to $25,000,000 and (y) the Term Facility in an aggregate amount of up to $165,000,000, (B) shall authorize and direct the indefeasible repayment of any Obligations under the Existing Receivables Facility, which repayment shall not be subject to any future challenge by any Person, (C) shall have been entered upon an application or motion of the Borrower and each Guarantor reasonably satisfactory in form and substance to the Initial Lenders, on such prior notice to such parties as may in each case be reasonably satisfactory to the Initial Lenders, (D) shall approve the payment by the Borrower of all of the fees and expenses that are required to be paid in connection with the Facilities and (E) shall have been entered not later than five days after the Petition Date; (ii) shall have authorized the use by the Borrower and the Guarantors of any cash collateral in which any Pre-Petition Secured Creditor under the Pre-Petition Security Agreement may have an interest and shall have provided, as adequate protection for the use of such cash collateral and the aggregate reduction in the Pre-Petition Collateral as a consequence of the priming Liens described in Section 2.17 and the imposition of the automatic stay pursuant to section 362 of the Bankruptcy Code, for (A) the monthly cash payment of current interest and letter of credit fees on the Pre-Petition Secured Indebtedness at the applicable non-default rates applicable on the Petition Date pursuant to the Pre-Petition Document, (B) a superpriority claim as contemplated by section 507(b) of the Bankruptcy Code, limited in amount to the diminution in value of the Pre-Petition Collateral to the extent of the Pre-Petition Secured Indebtedness, resulting from the sale, lease or use by the Borrower and the Guarantors of any Pre-Petition Collateral, the priming Liens described in Section 2.17 and the imposition of the automatic stay pursuant to section 362 of the Bankruptcy Code, immediately junior to the claims under section 364(c)(1) of the Bankruptcy Code held by the Administrative Agent and the Lenders (without the requirement to file any motion or pleading or to make any demand) and subject to the payment of the Carve-Out, (C) a Lien on substantially all of the assets of the Borrower and the Guarantors having a priority immediately junior to the Liens granted in favor of the Administrative Agent and the Lenders hereunder and under the other Loan Documents and (D) the payment on a current basis of the reasonable fees and disbursements of respective professionals (including, but not limited to, the reasonable fees and disbursements of counsel and advisers as permitted under the Pre-Petition Document) for the Pre-Petition Agent (including the payment on the Effective Date or as soon thereafter as is practicable of any unpaid pre-petition fees and expenses) and the continuation of the payment to the Pre-Petition Agent on a current basis of the fees that are provided for under the Pre-Petition Security Agreement; (iii) shall be in full force and effect; and (iv) shall not have been stayed, reversed, modified or amended in any respect.

(c)                                  First Day Orders.  All of the First Day Orders entered by the Bankruptcy Court at the time of commencement of the Cases shall be in form and substance reasonably satisfactory to the Initial Lenders.

(d)                                 Payment of Fees.  The Borrower shall have paid all accrued fees and expenses then due and payable of the Lead Arranger, the Administrative Agent and the Initial Lenders.

(e)                                  Others.

(i)            The Initial Lenders shall be satisfied in their reasonable judgment that, except as authorized by the Interim Order (and without considering the Existing

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Receivables Facility for purposes of this clause (i)), there shall not occur as a result of, and after giving effect to, the initial extension of credit under the DIP Facility, a default (or any event which with the giving of notice or lapse of time or both would be a default) under any of the Borrower’s, the Guarantors’ or their respective Subsidiaries’ debt instruments and other Material Contracts which, in the case of the Borrower’s or any Guarantor’s debt instruments and other Material Contracts, would permit the counterparty thereto to exercise remedies thereunder after the Petition Date.

(ii)           The Administrative Agent shall have received such field audits, asset appraisals and such other reports as may reasonably be requested by the Administrative Agent, to the extent the same can be delivered prior to the Initial Extension of Credit after the exercise by the Loan Parties of commercially reasonable efforts, in each case, in form, scope and substance reasonably satisfactory to the Administrative Agent and the Initial Lenders.

(iii)          There shall exist no action, suit, investigation, litigation or proceeding pending or threatened in any court or before any arbitrator or governmental instrumentality (other than the Cases) that would not be stayed and (i) could reasonably be expected to result in a Material Adverse Change during the term of the Cases or (ii) restrains, prevents or imposes or could reasonably be expected to impose materially adverse conditions upon the Facilities or the transactions contemplated hereby.

(iv)          All necessary governmental and third party consents and approvals necessary in connection with the Facilities and the transactions contemplated hereby shall have been obtained (without the imposition of any adverse conditions that are not reasonably acceptable to the Lenders) and shall remain in effect; and no law or regulation shall be applicable in the judgment of the Initial Lenders that restrains, prevents or imposes materially adverse conditions upon the Facilities or the transactions contemplated hereby.

(v)           The Initial Lenders shall have received, to the extent requested, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act.

(vi)          The Administrative Agent shall have received endorsements (to the extent such endorsements can be delivered prior to the Initial Extension of Credit after the exercise of the Loan Parties’ commercially reasonably efforts) naming the Administrative Agent, on behalf of the Lenders, as an additional insured and loss payee under all insurance policies to be maintained with respect to the properties of the Borrower, the Guarantors and their respective Subsidiaries forming part of the Collateral.

(vii)         Concurrently with the Initial Extension of Credit, the Existing Receivables Facility shall be paid in full, all Liens securing the Existing Receivables Facility shall be terminated, and the Accounts subject to the Existing Receivables Facility shall be transferred to the Loan Parties.

(viii)        The Borrower shall have retained a turnaround advisory firm reasonably satisfactory to the Administrative Agent (it being understood Alvarez & Marsal is satisfactory to the Administrative Agent) and a chief restructuring officer reasonably satisfactory to the Required Lenders.

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Section 3.02  Conditions Precedent to Each Borrowing and Each Issuance of a Letter of Credit.  Each of (a) the obligation of each Appropriate Lender to make an Advance (other than a Letter of Credit Advance to be made by the Issuing Banks or a Lender pursuant to Section 2.03(c) or 2.21(c)) on the occasion of each Borrowing, and (b) the obligation of the Issuing Banks to issue a Letter of Credit (including the initial issuance of a Letter of Credit hereunder) or to renew a Letter of Credit, shall be subject to the further conditions precedent that on the date of such Borrowing, issuance or renewal:

(i)                                    the following statements shall be true (and each of the giving of the applicable Notice of Borrowing or Letter of Credit Application and the acceptance by the Borrower of the proceeds of such Borrowing or the issuance or renewal of such Letter of Credit, as the case may be, shall constitute a representation and warranty by the Borrower that both on the date of such notice and on the date of such Borrowing, issuance or renewal such statements are true):

(A)          the representations and warranties contained in each Loan Document, are correct in all material respects (provided that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects) on and as of such date, immediately before and immediately after giving effect to such Borrowing, issuance or renewal and to the application of the proceeds therefrom, as though made on and as of such date, other than any such representations or warranties that, by their terms, refer to a specific date other than the date of such Borrowing, issuance or renewal, in which case such representations or warranties were true and correct in all material respects (provided that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language were true and correct in all respects) as of such specific date;

(B)           no event has occurred and is continuing, or would result from such Borrowing, issuance or renewal or from the application of the proceeds, if any, therefrom, that constitutes a Default; and

(C)           the Interim Order is in full force and effect and has not been stayed, reversed, modified or amended in any respect (except pursuant to the Final Order) without the prior written consent of the Lenders, provided that if at the time of the making of any Advance or the issuance of any Letter of Credit, the amount of either of which, when added to the sum of the aggregate Advances outstanding and the aggregate Available Amount of all Letters of Credit then outstanding, would exceed the amount authorized by the Interim Order (collectively, the “Additional Credit”), the Administrative Agent and each of the Lenders shall have received a copy of an order of the Bankruptcy Court entered in the Cases, in substantially the form of the Interim Order, with such modifications thereto as are satisfactory to the Lenders including the modifications described in this Section 3.02(b)(i)(C) (the “Final Order”), which, in any event, (v) shall have been entered by the Bankruptcy Court no later than 40 days after entry of the Interim Order, (w) at the time of the extension of any Additional Credit shall be in full force and effect, (x) shall authorize extensions of credit in respect of the Non-rollup Revolving Credit Facility in the aggregate amount of up to $63,532,482, in respect of the Term Facility in the aggregate amount of up to $250,000,000 and in respect of the Rollup Revolving Credit Facility in the aggregate amount of up to $86,467,518, (y) shall authorize and direct the repayment of the Pre-Petition Secured Indebtedness (other than the Unrolled Pre-Petition Secured Indebtedness) and (z) shall not have been stayed, reversed, modified or amended without the prior written consent of the Lenders in any respect; and

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(ii)           the Lenders shall have received the Borrowing Base Certificate most recently required to be delivered pursuant to Section 5.03(p), the calculations contained in which shall be reasonably satisfactory to the Administrative Agent.

Section 3.03  Conditions Precedent to the Term Borrowing.  The obligation of each Term Lender to make a Term Advance pursuant to Section 2.01(a)(ii) is subject to the satisfaction of the following conditions precedent:

(a)           The Administrative Agent shall have received a Notice of Borrowing with respect to such Borrowing as required by Section 2.02.

(b)           The Final Order shall have been entered by the Bankruptcy Court.

(c)           The Administrative Agent shall have received such initial field audits, asset appraisals and such other reports as may reasonably be requested by the Administrative Agent, in each case, in form, scope and substance reasonably satisfactory to the Administrative Agent and the Initial Lenders.

(d)           The Borrower shall have paid to the Administrative Agent, the Lead Arranger and the Lenders the then unpaid balance of all accrued and unpaid fees of the Administrative Agent, the Lead Arranger and the Lenders, and the reasonable fees and out-of-pocket expenses of counsel to the Administrative Agent, the Lead Arranger and the Lenders as to which invoices have been issued.

(e)           The Pre-Petition Secured Indebtedness (other than Unrolled Pre-Petition Secured Indebtedness) shall have been paid in full, all Liens securing the Pre-Petition Secured Indebtedness (other than Liens securing the Unrolled Pre-Petition Secured Indebtedness) shall have been terminated, and the Pre-Petition Document in effect prior to the Petition Date shall have been amended in form and substance reasonably satisfactory to the Administrative Agent and the Initial Lenders.

(f)            The Administrative Agent shall have received endorsements reasonably satisfactory to the Administrative Agent naming the Administrative Agent, on behalf of the Lenders, as an additional insured and loss payee under all insurance policies to be maintained with respect to the properties of the Borrower, the Guarantors and their respective Subsidiaries forming part of the Collateral.

(g)           The Borrower shall have used commercially reasonable efforts to cause the Facilities to be rated by S&P and an additional national rating agency.

(h)           The conditions set forth in Sections 3.01 and 3.02 shall have been satisfied.

Section 3.04  Determinations Under Sections 3.01 and 3.03.  For purposes of determining compliance with the conditions specified in Sections 3.01 and 3.03, each Lender Party shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lender Parties unless an officer of the Administrative Agent responsible for the transactions contemplated by the Loan Documents shall have received notice from such Lender Party prior to the Effective Date or the Final Term Advance Date, as applicable, specifying its objection thereto, and if a Borrowing occurs on the Effective Date or the Final Term Advance Date, as applicable, such Lender Party shall not have made available to the Administrative Agent such Lender Party’s ratable portion of such Borrowing.

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ARTICLE IV

REPRESENTATIONS AND WARRANTIES

Section 4.01  Representations and Warranties of the Loan Parties. Each Loan Party represents and warrants as follows:

(a)           Each Loan Party and each of its Subsidiaries (i) is a corporation, limited liability company or limited partnership duly organized, validly existing and in good standing (or its equivalent) under the laws of the jurisdiction of its incorporation or formation, except where the failure to be so duly organized, validly existing or in good standing in the case of a Foreign Subsidiary has not had, or could not reasonably be expected to have, a Material Adverse Effect, (ii) is duly qualified and in good standing as a foreign corporation or company in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except where the failure to so qualify or be licensed would not be reasonably likely to have a Material Adverse Effect, and (iii) subject to the entry by the Bankruptcy Court of (x) the Interim Order at any time prior to the entry of the Final Order and (y) the Final Order at any time thereafter, has all requisite power and authority (including, without limitation, all governmental licenses, permits and other approvals) to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted, except where the failure to have such power or authority, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.  All of the outstanding capital stock of each Loan Party (other than the Borrower) has been validly issued, is fully paid and non-assessable and is owned by the Persons listed on Schedule 4.01(a) hereto in the percentages specified on Schedule 4.01(a) hereto free and clear of all Liens, except those created under the Collateral Documents or otherwise permitted under Section 5.02(a) hereof.

(b)           Set forth on Schedule 4.01(a) hereto is a complete and accurate list of all Subsidiaries of the Borrower, showing as of the Effective Date (as to each such Subsidiary) the jurisdiction of its incorporation or organization, as the case may be, and the percentage of the Equity Interests owned (directly or indirectly) by the Borrower or its Subsidiaries.  Set forth on Schedule 4.01(b) hereto is a complete and accurate list of all Loan Parties, showing as of the date hereof (as to each Loan Party) the jurisdiction of its incorporation and its U.S. taxpayer identification number.  The copy of the charter of each Loan Party and each amendment thereto provided pursuant to Section 3.01(a)(iii) is a true and correct copy of each such document as of the Effective Date, each of which is valid and in full force and effect.

(c)           Subject to the entry of the Interim Order by the Bankruptcy Court, the execution, delivery and performance by each Loan Party of this Agreement, the Notes and each other Loan Document to which it is or is to be a party, and the consummation of each aspect of the transactions contemplated hereby, are within such Loan Party’s constitutive powers, have been duly authorized by all necessary constitutive action, and do not (i) contravene such Loan Party’s constitutive documents, (ii) violate any law (including, without limitation, the Securities Exchange Act of 1934), rule, regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award applicable to such Loan Party, (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting any Loan Party, or any of their properties to the extent the same is enforceable after the Petition Date or (iv) except for the Liens created under the Loan Documents, the Interim Order and the Final Order, result in or require the creation or

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imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries.

(d)           Except for the entry of the DIP Financing Orders, no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the due execution, delivery, recordation, filing or performance by any Loan Party of this Agreement, the Notes or any other Loan Document to which it is or is to be a party, or for the consummation of each aspect of the transactions contemplated hereby, (ii) the grant by any Loan Party of the Liens granted by it pursuant to the Collateral Documents, (iii) the perfection or maintenance of the Liens created under the Collateral Documents (including the requisite priority set forth in the DIP Financing Orders, if and to the extent perfection was achieved by the entry of the DIP Financing Orders) or (iv) subject to the DIP Financing Orders, the exercise by the Administrative Agent or any Lender Party of its rights under the Loan Documents or the remedies in respect of the Collateral pursuant to the Collateral Documents, except for those authorizations, approvals, actions, notices and filings which have been duly obtained, taken, given, waived or made and are in full force and effect.

(e)           This Agreement has been, and each of the Notes, if any, and each other Loan Document when delivered hereunder will have been, duly executed and delivered by each Loan Party party thereto.  This Agreement is, and each of the Notes and each other Loan Document when delivered hereunder will be, subject to (x) the entry of the Interim Order and the terms thereof at any time prior to the entry of the Final Order and (y) the entry of the Final Order and the terms thereof at any time thereafter, the legal, valid and binding obligation of each Loan Party thereto, enforceable against such Loan Party in accordance with its terms and the terms of the DIP Financing Orders, except as such enforceability may be limited by the effect of foreign laws, rules and regulations as they relate to Pledged Equity in Foreign Subsidiaries.

(f)            The Consolidated balance sheet of the Borrower and its Subsidiaries as at December 31, 2008, and the related Consolidated statements of income and cash flows of the Borrower and its Subsidiaries for the Fiscal Year then ended, which have been furnished to each Lender Party, present fairly the financial condition and results of operations of the Borrower and its Subsidiaries as of such date and for such period, all in accordance with GAAP consistently applied.  Since December 31, 2008, other than the commencement of the Cases and the matters disclosed in the Borrower’s annual report on Form 10-K for the fiscal year ended December 31, 2008, there has not occurred a Material Adverse Change.

(g)           The DIP Budget and all projected Consolidated balance sheets, income statements and cash flow statements of the Borrower and its Subsidiaries delivered to the Lender Parties pursuant to Section 5.03 were prepared in good faith on the basis of the assumptions stated therein, which assumptions were fair in light of the conditions existing at the time of delivery of such DIP Budget or projections, as the case may be, it being understood that projections are subject to significant uncertainties and contingencies many of which are beyond the Borrower’s control, and that no guarantees can be given that the forecasts will be realized.

(h)           No information, exhibit or report furnished by or on behalf of the Borrower to the Administrative Agent or any Lender in connection with the negotiation and syndication of the Loan Documents or pursuant to the terms of the Loan Documents contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements, taken as a whole, made therein not misleading in any material respect in light of the circumstances under which such statements were made.

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(i)            Except as set forth on Schedule 4.01(i) and the Cases, there is no action, suit, investigation, litigation or proceeding affecting the Borrower or any of its Subsidiaries, including any Environmental Action, pending or threatened before any court, Governmental Authority or arbitrator that (i) could reasonably be expected to have a Material Adverse Effect or (ii) purports to adversely affect the legality, validity or enforceability of this Agreement, any Note or any other Loan Document.

(j)            The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying Margin Stock, and no proceeds of any Advance or any drawing under any Letter of Credit will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock.

(k)           The Borrower and each of its Subsidiaries owns, or is licensed to use, all Intellectual Property necessary for the conduct of its business as currently conducted except for those the failure to own or license which could not reasonably be expected to have a Material Adverse Effect.  No claim has been asserted and is pending by any Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, nor does such Borrower or Subsidiary know of any valid basis for any such claim, except, in either case, for such claims that in the aggregate could not reasonably be expected to have a Material Adverse Effect.  The use of such Intellectual Property by the Borrower and its Subsidiaries does not infringe on the rights of any Person, except for such claims and infringements that, in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

(l)            (i)  Other than the filing of the Cases, no ERISA Event has occurred or is reasonably expected to occur with respect to any Plan that has resulted in or is reasonably expected to result in a liability of any Loan Party or any ERISA Affiliate that in the aggregate could reasonably be expected to have a Material Adverse Effect.

(ii)           Neither any Loan Party nor any ERISA Affiliate has incurred or is reasonably expected to incur any Withdrawal Liability to any Multiemployer Plan that in the aggregate could reasonably be expected to result in a Material Adverse Effect.

(iii)          Neither any Loan Party nor any ERISA Affiliate has been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or has been terminated, within the meaning of Title IV of ERISA, and no such Multiemployer Plan is reasonably expected to be in reorganization or to be terminated, within the meaning of Title IV of ERISA.

(m)          Except as set forth on Schedule 4.01(m) or as could not reasonably be expected to result in a Material Adverse Effect, the operations and properties of the Borrower and each of its Subsidiaries comply in all material respects with all applicable Environmental Laws and Environmental Permits, all past non-compliance with such Environmental Laws and Environmental Permits has been resolved without ongoing obligations or costs, and no circumstances exist that could be reasonably likely to (i) form the basis of an Environmental Action against the Borrower or any of its Subsidiaries or any of their properties (whether owned, leased or operated or formerly owned leased or operated) or (ii) cause any such property to be subject to any restrictions on ownership, occupancy, use or transferability under any Environmental Law.

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(n)           Except to the extent failure to do so is permitted by chapter 11 of the Bankruptcy Code or pursuant to the Interim Order or the Final Order, each Loan Party and each of its Subsidiaries and Affiliates has filed, has caused to be filed or has been included in all material tax returns (Federal, state, local and foreign) required to be filed and has paid all taxes shown thereon to be due, together with applicable interest and penalties.

(o)           Except as could not reasonably be expected to result in, individually or in the aggregate, a Material Adverse Effect, neither the business nor the properties of any Loan Party or any of its Subsidiaries are affected by any unfair labor practices complaint, union representation campaigns, strike, lockout or other labor dispute.

(p)           Other than as a result of the filing of the Cases, each Loan Party and each of its Subsidiaries is in compliance with all contracts and agreements to which it is a party, except such non-compliances as have not had, and could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

(q)           Upon the entry of the DIP Financing Orders, the DIP Financing Orders and the Collateral Documents create a valid and perfected security interest in the Collateral having the priority set forth therein securing the payment of the Secured Obligations, and all filings and other actions necessary or desirable, as determined in the reasonable discretion of the Initial Lenders, to perfect and protect such security interest have been duly taken, in each case if and to the extent perfection may be achieved by the entry of the DIP Financing Orders.  The Loan Parties are the legal and beneficial owners of the Collateral free and clear of any Lien, except for (i) the Liens and security interests created or permitted under the Loan Documents and (ii) defects in legal title to Intellectual Property that do not materially adversely affect the use of such property for its present purposes.

(r)            Neither any Loan Party nor any of its Subsidiaries is an “investment company”, or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company”, as such terms are defined in the Investment Company Act of 1940, as amended.  Neither the making of any Advances, nor the issuance of any Letters of Credit, nor the application of the proceeds or repayment thereof by the Borrower, nor the consummation of the other transactions contemplated by the Loan Documents, will violate any provision of any such Act or any rule, regulation or order of the Securities and Exchange Commission thereunder.

(s)           As of the date hereof, the Equity Interests owned by the Borrower or any of its Subsidiaries listed on Schedule 4.01(a) and the Initial Pledged Debt set forth on Schedule V hereto are all Equity Interests and Debt (other than any exception contained in the definition of “Initial Pledged Debt”) held by or owed to any Loan Party or any of its Subsidiaries.

(t)            Set forth on Schedule 4.01(t) hereto is a complete and accurate list of all Surviving Debt that is Debt for borrowed money (other than Surviving Debt in an aggregate amount not exceeding $1,000,000), showing as of the date hereof the obligor and the principal amount outstanding thereunder, the maturity date thereof and the amortization schedule therefor.

(u)           Set forth on Schedule 4.01(u) hereto is a complete and accurate list of all Liens on the property or assets of any Loan Party or any of its Subsidiaries securing any Debt for borrowed money (other than Debt in aggregate amount not exceeding $1,000,000), showing as of the date hereof the lienholder thereof, the principal amount of the obligations secured thereby and the property or assets of such Loan Party or such Subsidiary subject thereto.

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(v)           No Non-Filing Domestic Subsidiary (other than Chemtura Receivables LLC) is  a Material Subsidiary.

ARTICLE V

COVENANTS OF THE LOAN PARTIES

Section 5.01  Affirmative Covenants.  So long as any Advance shall remain unpaid, any Letter of Credit shall be outstanding and not Cash Collateralized or any Lender Party shall have any Commitment hereunder, each Loan Party will:

(a)           Corporate Existence.  Preserve and maintain, and cause each of its Subsidiaries to preserve and maintain, its corporate existence, material rights (charter and statutory) and material franchises; provided, however, that the Borrower and its Subsidiaries may consummate any transaction permitted under Section 5.02(h) or (l) and provided further that neither the Borrower nor any of its Subsidiaries shall be required to preserve any right or franchise, or the existence of any Subsidiary that is not a Loan Party, if the board of directors (or similar governing body) of the Borrower or such Subsidiary shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Borrower or such Subsidiary, as the case may be, and that the loss thereof is not disadvantageous in any material respect to the Borrower, such Subsidiary or the Lender Parties.

(b)           Compliance with Laws.  Comply, and cause each of its Subsidiaries to comply, in all material respects, with all applicable laws, rules, regulations and orders material to the business of the Borrower and its Subsidiaries, such compliance to include, without limitation, compliance with ERISA, Environmental Laws and the Patriot Act.

(c)           Insurance.  Maintain, and cause each of its Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Borrower or such Subsidiary operates; provided, however, that the Borrower and its Subsidiaries may self-insure to the same extent as other companies engaged in similar businesses and owning similar properties in the same general areas in which the Borrower or such Subsidiary operates and to the extent consistent with prudent business practice.

(d)           Obligations and Taxes.  In accordance with the Bankruptcy Code and subject to any required approval by an applicable order of the Bankruptcy Court, pay all its material obligations arising after the Petition Date that constitute administrative expenses under Section 503(b) of the Bankruptcy Code in the Cases promptly and in accordance with their terms and pay and discharge and cause each of its Subsidiaries to pay and discharge promptly all material taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property arising, or attributed to the period, after the Petition Date, before the same shall become in default, as well as all lawful claims for labor, materials and supplies or otherwise arising after the Petition Date which, if unpaid, would become a Lien or charge upon such properties or any part thereof; provided, however, that the Borrower and each Guarantor shall not be required to pay and discharge or to cause to be paid and discharged any such tax, assessment, charge, levy or claim so long as the (i) payment or discharge thereof shall be stayed by section 362(a)(8) of the Bankruptcy Code, or (ii) the validity or amount thereof shall be contested in good faith by appropriate proceedings, in each case, if the Borrower and the

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Guarantors shall have set aside on their books adequate reserves therefor in conformity with GAAP.

(e)           Access to Books and Records.

(i)            Maintain or cause to be maintained at all times proper books and records in accordance with GAAP of the financial operations of the Borrower and the Guarantors; and, upon reasonable advance notice, provide the Lender Parties and their representatives (coordinated by the Administrative Agent) access to all such books and records during regular business hours (provided that so long as no Event of Default has occurred and is continuing, the Borrower shall not be required to pay the expenses of the Lender Parties for more than one visit per calendar quarter), in order that the Lender Parties (coordinated by the Administrative Agent) may examine and make abstracts from such books, accounts, records and other papers for the purpose of verifying the accuracy of the various reports delivered by the Borrower or the Guarantors to any Agent or the Lenders pursuant to this Agreement or for otherwise ascertaining compliance with this Agreement and to discuss the affairs, finances and condition of the Borrower and the Guarantors with the officers and independent accountants of the Borrower.

(ii)           Grant the Lender Parties (coordinated by the Administrative Agent) access to and the right to inspect all reports, audits and other internal information of the Borrower and the Guarantors relating to environmental matters upon reasonable notice.

(iii)          At any reasonable time and from time to time during regular business hours, upon reasonable notice, permit the Initial Lenders and/or any representatives designated by the Initial Lenders (including any consultants, accountants, lawyers and appraisers retained by the Initial Lenders), in each case coordinated by the Administrative Agent, to visit the properties of the Borrower and the Guarantors to conduct evaluations, appraisals, environmental assessments and ongoing maintenance and monitoring in connection with the Borrower’s computation of the Borrowing Base and the assets included in the Borrowing Base and such other assets and properties of the Borrower or its Subsidiaries as the Initial Lenders may require, and to monitor, examine and audit the Collateral and all related systems.

(iv)          Permit third-party appraisals of Inventory; provided that such third-party appraisals may be conducted (i) no more than twice per year (excluding the appraisals conducted prior to the Final Term Advance Date) or (ii) at any time (x) upon the occurrence and continuance of an Event of Default or (y) after the Final Term Advance Date, the Availability shall have been less than $75,000,000.

(f)            Use of Proceeds.  Use the proceeds of the Advances solely for the purposes, and subject to the restrictions, set forth in Section 2.14.

(g)           Restructuring Advisor; Financial Advisor.  Retain at all times (i) a restructuring advisor and (ii) a financial advisor that, in each case, has substantial experience and expertise advising chapter 11 debtors-in-possession in large and complex bankruptcy cases (it being understood that Alvarez & Marsal and Lazard are advisors described in this clause (g)); provided that any failure to comply with this Section 5.01(g) shall not be deemed to have occurred so long as the Loan Parties shall have filed a motion with the Bankruptcy Court to retain a replacement advisor within 10 days of such failure.

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(h)           Priority.  Acknowledge pursuant to section 364(c)(1) of the Bankruptcy Code, the Obligations of the Loan Parties hereunder and under the other Loan Documents constitute allowed Superpriority Claims.

(i)            Validity of Loan Documents.  Use its commercially reasonable efforts to object to any application made on behalf of any Loan Party or by any Person to the validity of any Loan Document or the applicability or enforceability of any Loan Document or which seeks to void, avoid, limit, or otherwise adversely affect the security interest created by or in any Loan Document or any payment made pursuant thereto.

(j)            Cash Management System.  Maintain with the Administrative Agent an account or accounts (i) to be used by the Borrower and the Guarantors as their principal concentration accounts and (ii) into which shall be swept or deposited, on each Business Day, all cash of the Borrower and the Guarantors in all of the operating and other bank accounts of the Borrower and the Guarantors (other than the accounts described in the proviso to Section 5.01(k)) maintained at any institution other than Citibank; provided that this clause (ii) shall not apply to accounts in which the aggregate amount on deposit for all such accounts is less than $500,000.

(k)           Account Control Agreements.  With respect to all lockboxes and deposit accounts of each Loan Party (other than those (for so long as Citibank is the Administrative Agent hereunder) maintained with Citibank), obtain and deliver to the Administrative Agent, no later than 10 days following the Effective Date (or such later date as the Administrative Agent may reasonably determine), account control agreements in form and substance reasonably satisfactory to the Administrative Agent; provided, however, that this Section 5.01(k) shall not apply to (i) payroll accounts, trust accounts, employee benefits accounts and tax escrow accounts, in each case maintained in the ordinary course of business, and (ii) deposit accounts to the extent the aggregate amount on deposit in each such deposit account does not exceed $100,000 at any time and the aggregate amount on deposit in all such deposit accounts does not exceed $500,000 at any time.

(l)            Mortgages.  Obtain and deliver to the Administrative Agent, no later than 45 days following the Effective Date (or such later date as the Administrative Agent may reasonably determine), duly executed Mortgages suitable for recording with respect to all Material Real Property and such other documents, including a policy or policies of title insurance issued by a nationally recognized title insurance company, together with such endorsements, coinsurance and reinsurance as may be reasonably requested by the Administrative Agent, insuring the Mortgages as valid first Liens on such real property, free of Liens other than those permitted under Section 5.02(a), together with such surveys, abstracts, appraisals and legal opinions required to be furnished pursuant to the terms of the Mortgages or as reasonably requested by the Administrative Agent.

(m)          Additional Guarantors.  Cause each Subsidiary that hereafter becomes party to a Case to execute a Guaranty Supplement within 10 days of becoming party thereto; provided, however, that notwithstanding the foregoing, no Subsidiary will be required to become or remain a Guarantor or provide or maintain a Lien on any of its assets as security for any of the Obligations (A) if such Subsidiary is not a wholly-owned Subsidiary; or (B) to the extent doing so would (1) result in any material adverse tax consequences or (2) be prohibited by any applicable law.

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(n)           Further Assurances.

(i)            Promptly upon request by any Agent, or any Lender Party through the Administrative Agent, correct, and cause each of its Subsidiaries promptly to correct, any material defect or error that may be discovered in any Loan Document or in the execution, acknowledgment, filing or recordation thereof.

(ii)           Promptly upon request by any Agent, or any Lender Party through the Administrative Agent, except with respect to real properties that are not Material Real Properties, do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, conveyances, pledge agreements, mortgages, deeds of trust, trust deeds, assignments, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, assurances and other instruments as any Agent, or any Lender Party through the Administrative Agent, may reasonably require from time to time in order to (A) carry out more effectively the purposes of the Loan Documents, (B) to the fullest extent permitted by applicable law, subject any Loan Party’s properties, assets, rights or interests to the Liens now or hereafter required to be covered by any of the Collateral Documents, (C) perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and any of the Liens required to be created thereunder and (D) assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively unto the Secured Parties the rights granted or now or hereafter intended to be granted to the Secured Parties under any Loan Document or under any other instrument executed in connection with any Loan Document to which any Loan Party or any of its Subsidiaries is or is to be a party, and cause each of its Subsidiaries to do so.

(iii)          Use commercially reasonable efforts to cause to be delivered promptly to the Administrative Agent copies of Collateral Access Agreements duly signed by all parties thereto with respect to all Inventory located at a third party processor or in a location not owned by a Loan Party.

(iv)          Cause to be delivered promptly to the Administrative Agent no later than 30 days following the Effective Date (or such later date as the Initial Lenders may reasonably determine) (A) such field audits, asset appraisals and such other reports as may reasonably be requested by the Administrative Agent, in each case, in form, scope and substance satisfactory to the Administrative Agent, (B) endorsements naming the Administrative Agent, on behalf of the Lenders, as an additional insured and loss payee under all insurance policies to be maintained with respect to the properties of the Borrower, the Guarantors and their respective Subsidiaries forming part of the Collateral, (C) favorable opinions of local counsel to Guarantors that are reasonably determined by the Administrative Agent to be material, with respect to customary matters, in form and substance reasonably satisfactory to the Administrative Agent and (D) information (with details reasonably satisfactory to the Administrative Agent) setting forth, with respect to any percentage of any Voting Foreign Stock owned by any Loan Party that is not pledged under this Agreement to the Administrative Agent on behalf of the Secured Parties, the material adverse tax consequences that would result to the Borrower if such percentage of such Voting Foreign Stock were so pledged under this Agreement.

(o)           Maintenance of Properties, Etc.  Maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, all of its material properties that are used or useful in the

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conduct of its business in good working order and condition, ordinary wear and tear, casualty and condemnation excepted.

(p)           Ratings.  Cause the Facilities to be rated by S&P and an additional national rating agency no later than 15 days after the entry of the Final Order by the Bankruptcy Court and thereafter at all times maintain ratings of the Facilities by S&P and an additional national rating agency.

(r)            Monthly Conference Call.  Unless otherwise agreed by the Administrative Agent, the Borrower shall host one or more conference calls or meetings with the Lenders during each calendar month at times mutually agreed by the Borrower and the Administrative Agent and upon reasonable advance notice to the Administrative Agent.

Section 5.02  Negative Covenants.  So long as any Advance shall remain unpaid, any Letter of Credit shall be outstanding or any Lender Party shall have any Commitment hereunder, no Loan Party will, at any time:

(a)           Liens.  Incur, create, assume or suffer to exist any Lien on any asset of the Borrower or any of its Subsidiaries now owned or hereafter acquired by any of the Borrower or the Guarantors, other than: (i) Liens listed on Schedule 4.01(u); (ii) Permitted Liens; (iii) Liens on assets of Foreign Subsidiaries to secure Debt permitted by Section 5.02(b)(vi); (iv) Liens in favor of the Administrative Agent and the Secured Parties granted under the Loan Documents; (v) Liens in connection with Debt permitted to be incurred pursuant to Section 5.02(b)(vii) so long as such Liens extend solely to the property (and improvements and proceeds of such property) acquired with the proceeds of such Debt or subject to the applicable Capitalized Lease; (vi) Liens on assets of Foreign Subsidiaries securing Debt permitted under Section 5.02(b)(x); (vii) Liens (A) of a collection bank arising under Section 4-210 of the Uniform Commercial Code on items in the course of collection and (B) attaching to commodity trading accounts or other commodities brokerage accounts incurred in the ordinary course of business and consistent with past practice; (viii) Liens upon specific items of inventory or other goods and proceeds of any Person securing such Person’s obligations in respect of documentary letters of credit, Liens on documents of title in respect of documentary letters of credit or banker’s acceptances issues or credit for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods; and (ix) Liens granted by a Non-Loan Party in favor of any Loan Party.

(b)           Debt.  Contract, create, incur, assume or suffer to exist any Debt, or permit any of its Subsidiaries to contract, create, incur, assume or suffer to exist any Debt, except for (i) Debt under this Agreement and the other Loan Documents; (ii) Surviving Debt and any Debt extending the maturity of, or refunding or refinancing, in whole or in part, any Surviving Debt; provided that the terms of any such extending, refunding or refinancing Debt, and of any agreement entered into and of any instrument issued in connection therewith, are otherwise permitted by the Loan Documents; provided further that the principal amount of such Surviving Debt shall not be increased above the principal amount thereof (together with fees and expenses in connection with such extension, refunding or refinancing) outstanding immediately prior to such extension, refunding or refinancing, and the direct and contingent obligors therefor shall not be changed, as a result of or in connection with such extension, refunding or refinancing; and provided further that the terms relating to principal amount, amortization, maturity, collateral (if any) and subordination (if any), and other material terms taken as a whole, of any such extending, refunding or refinancing Debt, and of any agreement entered into and of any instrument issued in connection therewith, are no less favorable in any material respect to the Loan Parties or the Lender Parties than the terms of any agreement or instrument governing the Surviving Debt being

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extended, refunded or refinanced and the interest rate applicable to any such extending, refunding or refinancing Debt does not exceed the then applicable market interest rate; (iii) Debt arising from Investments among the Borrower and its Subsidiaries that are permitted hereunder; (iv) Debt in respect of customary overdraft protection and netting services and related liabilities arising from treasury, depository and cash management services in the ordinary course of business; (v) Debt consisting of Guarantee Obligations permitted by Section 5.02(c); (vi) Debt of Foreign Subsidiaries owing to third parties in an aggregate outstanding principal amount not in excess of $10,000,000 at any time outstanding; (vii) Debt (other than Debt of Foreign Subsidiaries) constituting purchase money debt and Capitalized Lease obligations (not otherwise included in subclause (ii) above) in an aggregate outstanding amount not in excess of $10,000,000; (viii) (A) Debt (other than Debt of Foreign Subsidiaries) in respect of Hedge Agreements entered into in the ordinary course of business to protect against fluctuations in interest rates, foreign exchange rates and commodity prices and (B) Debt (other than Debt of Foreign Subsidiaries) arising on and after the Petition Date under the Cash Management Agreements, provided that the aggregate amount of Debt under this clause (viii) shall not exceed $10,000,000 at any time outstanding; (ix) Debt which may be deemed to exist pursuant to any surety bonds, appeal bonds or similar obligations incurred in connection with any judgment not constituting an Event of Default; (x) Debt of Foreign Subsidiaries arising under any European Receivables Financing or any other receivables factoring or other securitization programs, in an aggregate principal amount for all such financings not to exceed €100,000,000 at any time outstanding (for purposes of this clause (x), the “principal amount” of a receivables factoring or other securitization program shall mean the amount invested by investors that are not Affiliates of the Borrower and paid to the Borrower or its Subsidiaries, as reduced by the aggregate amounts received by such investors from the payment of receivables and applied to reduce such invested amounts); and (xi) Debt not otherwise permitted hereunder in an aggregate outstanding principal amount of $5,000,000.

(c)           Guarantees and Other Liabilities.  Contract, create, incur, assume or permit to exist, or permit any Subsidiary to contract, create, assume or permit to exist, any Guarantee Obligations, except (i) for any guaranty of Debt or other obligations of the Borrower or any Guarantor if the Borrower or such Guarantor could have incurred such Debt or obligations under this Agreement, (ii) by endorsement of negotiable instruments for deposit or collection in the ordinary course of business, (iii) Guarantee Obligations constituting Investments of the Borrower and its Subsidiaries permitted hereunder and (iv) (A) Guarantee Obligations under the letter agreement dated February 25, 2009 between the Borrower and Mediofactoring Spa in effect as of the date hereof (as such agreement may hereafter be amended, restated, supplemented or otherwise modified, so long as the terms thereof are not less favorable to the Borrower and the Lenders than as in effect on the date hereof (except that the Permitted Modifications of the primary obligations (as defined in the definition of “Guaranteed Obligations”) guaranteed under such letter agreement are permitted) and (B) any other support arrangements supporting Debt permitted under Section 5.02(b)(x) that are in form and substance reasonably satisfactory to the Required Lenders.

(d)           Chapter 11 Claims.  In respect of any Loan Party, incur, create, assume, suffer to exist or permit any other Superpriority Claim that is pari passu with or senior to the claims of the Agents and the Secured Parties against the Borrower and the Guarantors except with respect to the Carve-Out and Liens described in clauses (A) through (D) of Section 9.08(a)(ii).

(e)           Dividends; Capital Stock.  Declare or pay, directly or indirectly, any dividends or make any other distribution, redemption, repurchase or payment, whether in cash, property, securities or a combination thereof, with respect to (whether by reduction of capital or otherwise)

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any shares of capital stock (or any options, warrants, rights or other equity securities or agreements relating to any capital stock) of the Borrower, or set apart any sum for the aforesaid purposes.

(f)            Transactions with Affiliates.  Enter into or permit any of its Subsidiaries to enter into any transaction with any Affiliate, other than on terms and conditions at least as favorable to the Borrower or such Subsidiary as would reasonably be obtained at that time in a comparable arm’s-length transaction with a Person other than an Affiliate, except for the following: (i) any transaction between any Loan Party and any other Loan Party or between any Non-Loan Party and any other Non-Loan Party; (ii) any transaction between any Loan Party and any Non-Loan Party that is at least as favorable to such Loan Party as would reasonably be obtained at that time in a comparable arm’s-length transaction with a Person other than an Affiliate; (iii) any transaction expressly permitted pursuant to the terms of the Loan Documents, including, without limitation, Investments permitted under Section 5.02(g); (iv) customary fees and other benefits to officers, directors, managers and employees of the Borrower and its Subsidiaries; (v) reasonable and customary employment and severance arrangements with officers and employees of the Borrower and its Subsidiaries in the ordinary course of business; or (vi) transactions pursuant to contractual obligations or arrangements in existence on the Petition Date.

(g)           Investments.  Make or hold, or permit any of its Subsidiaries to make, any Investment in any Person, except for (i) Investments described in Section 4.01(s); (ii) Investments in Cash Equivalents (and other customary cash equivalents acceptable to the Administrative Agent in its sole discretion) and Investments by Foreign Subsidiaries in securities and deposits similar in nature to Cash Equivalents and customary in the applicable jurisdiction; (iii) advances and loans existing on the Petition Date among the Borrower and the Subsidiaries (including any refinancings or extensions thereof but excluding any increases thereof or any further advances of any kind in connection therewith); (iv) Investments or intercompany loans or advances made on or after the Petition Date (A) by any Loan Party to or in any other Loan Party, (B) by any Non-Loan Party to or in any Loan Party (so long as any Indebtedness owing by a Loan Party to a Non-Loan Party is subordinated in right of payment to the prior payment in full of the Obligations on terms satisfactory to the Administrative Agent) or (C) by any Non-Loan Party to or in any other Non-Loan Party; (v) investments (A) received in satisfaction or partial satisfaction thereof from financially troubled account debtors or in connection with the settlement of delinquent accounts and disputes with customers and suppliers, or (B) received  in settlement of debts created in the ordinary course of business and owing to the Borrower or any Subsidiary or in satisfaction of judgments; (vi) Investments (A) in the form of deposits, prepayments and other credits to suppliers made in the ordinary course of business consistent with past practices, (B) in the form of extensions of trade credit in the ordinary course of business, or (C) in the form of prepaid expenses and deposits to other Persons in the ordinary course of business; (vii) Investments made in any Person to the extent such investment represents the non-cash portion of consideration received for an asset disposition permitted under the terms of the Loan Documents; (viii) investments constituting guaranties permitted pursuant to Section 5.02(c)(i), (ii) or (iv) above; (ix) loans and advances to employees, directors and officers of the Borrower and its Subsidiaries (i) required by applicable employment laws or (ii) otherwise in the ordinary course of business for travel, business, related entertainment, relocation, as part of a recruitment or retention plan and related expenses in an aggregate principal amount outstanding not to exceed $500,000; (x) Hedge Agreements and Cash Management Agreements entered into in the ordinary course of business and otherwise permitted under this Agreement; (xi) Investments by any Foreign Subsidiary through the licensing, contribution or transactions that economically result in a contribution in kind of intellectual property rights pursuant to joint venture arrangements, in each case in the ordinary course of business and consistent with past practice; provided that, in the case

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of this clause (xi), in the event any Non-Loan Party becomes a Loan Party, all such Investments made by such Person and outstanding on the date such Person becomes a Loan Party shall continue to be permitted under this Section 5.02(g)(xi); (xii) Investments in the form of intercompany loans by any Loan Party to any Foreign Subsidiary not to exceed $7,500,000 in the aggregate at any time outstanding; (xiii) Investments made by the Borrower or any of its Subsidiaries in joint ventures that are not Subsidiaries to the extent such Investments are required to be made by the Borrower or such Subsidiary, as the case may be, under binding agreements as in effect on the date hereof, in each case described on Schedule 5.02(g); provided that the aggregate amount of Investments under this clause (xiii) shall not exceed $6,000,000; and (xiv) Investments made in Chemtura Receivables LLC on the Effective Date solely to extent necessary for the repayment on the Effective Date of Obligations under the Existing Receivables Facility and the receivables assets repurchased by such repayment.

(h)           Disposition of Assets.  Sell or otherwise dispose of, or permit any of its Subsidiaries to sell or otherwise dispose of, any assets (including, without limitation, the Equity Interests in any Subsidiary) except (i) sales or other dispositions of inventory in the ordinary course of its business; (ii) in a transaction authorized by Section 5.02(l); (iii) in transactions between or among the Loan Parties or between or among the Non-Loan Parties; (iv) dispositions of obsolete or worn-out tools, equipment or other property no longer used or useful in business and sales of intellectual property determined to be uneconomical, negligible or obsolete; (v) licenses and sub-licenses of intellectual property incurred in the ordinary course of business; (vi) dispositions made in the ordinary course of business in connection with any Investment permitted under Section 5.02(g)(ii), (v) or (vi) above; (vii) leases of real property; (viii) equity issuances by any Subsidiary to the Borrower or any other Subsidiary to the extent such equity issuance constitutes an Investment permitted under Section 5.02(g)(iv) above; (ix) transfers of receivables and receivables related assets or any interest therein by any Foreign Subsidiary in connection with any factoring or similar arrangement, subject to compliance with Sections 5.02(a)(vi) and 5.02(b)(vi) above; (x) other sales, leases, transfers or dispositions of assets for fair value in an aggregate amount not to exceed $10,000,000 in the period commencing the Effective Date and ending on the Maturity Date so long as (A) in the case of any sale or other disposition, not less than 75% of the consideration is cash and (B) no Default or Event of Default exists immediately before or after giving effect to any such sale, lease, transfer or other disposition; (xi) transfers of property that is the subject of a casualty event; (xii) sales or dispositions by the Foreign Subsidiaries of assets or other property that do not exceed $10,000,000 in the aggregate; (xiii) sales or dispositions of property in the ordinary course of business to the extent that (A) such property is exchanged for credit against the purchase price of similar replacement property in substantially the same location or (B) the proceeds of such sale or disposition are promptly applied to the purchase price of such replacement property; provided that, in each case, the proceeds of such sale or disposition are retained and applied by the entity making the sale or disposition to purchase such replacement property; (xiv) dispositions of cash and issuance of Equity Interests solely to consummate Investments permitted under Section 5.02(g)(iv), (ix), (xi), (xii) or (xiii); and (xv) dispositions of property made or deemed made solely because Liens permitted under Section 5.02(a) on such property are granted.

(i)            Nature of Business.  Engage, or permit any of its Subsidiaries to engage in any material line of business substantially different from its business as conducted at or prior to the Petition Date or related businesses (except as required by the Bankruptcy Code), it being understood that transactions permitted by Sections by 5.02(a), 5.02(b), 5.02(c), 5.02(d), 5.02(e), 5.02(f) and 5.02(g) and discontinuing operations expressly identified as operations to be discontinued in the forecast delivered pursuant to Section 3.01(a)(viii) or in the DIP Budget shall not constitute a breach of the foregoing.

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(j)            Limitation on Prepayments and Cancellation of Debt and Pre-Petition Obligations.  Except as otherwise allowed pursuant to the Interim Order, the Final Order or any order of the Bankruptcy Court and approved by the Required Lenders, (i) make any payment or prepayment or redemption or acquisition for value (including, without limitation, by way of depositing with the trustee with respect thereto money or securities before due for the purpose of paying when due) or any cancellation or other retirement of any Pre-Petition Debt or other pre-Petition Date obligations of the Borrower or any Guarantor other than refinancings otherwise permitted by this Agreement, (ii) pay any interest on any Pre-Petition Debt of the Borrower or Guarantor (whether in cash, in kind securities or otherwise), or (iii) make any payment or create or permit any Lien pursuant to section 361 of the Bankruptcy Code (or pursuant to any other provision of the Bankruptcy Code authorizing adequate protection) on property of the Loan Parties, or apply to the Court for the authority to do any of the foregoing; provided that (x) the Borrower may make payments for administrative expenses that are allowed and payable under sections 330 and 331 of the Bankruptcy Code, (y) the Borrower may prepay the obligations under the Loan Documents and make payments permitted by the First Day Orders, and (z) the Borrower may make payments to such other claimants and in such amounts as may be consented to by the Initial Lenders and approved by the Bankruptcy Court.  In addition, no Loan Party shall permit any of its Subsidiaries to make any payment, redemption or acquisition on behalf of such Loan Party which such Loan Party is prohibited from making under the provisions of this subsection (j).

(k)           Capital Expenditures.  Make, or permit any of its Subsidiaries to make, any Capital Expenditures that would cause the aggregate of all such Capital Expenditures made by the Borrower and its Subsidiaries (i) to exceed (A) $11,000,000 for the fiscal quarter ending June 30, 2009, (B) $21,000,000 for the fiscal quarter ending September 30, 2009, or (C) $24,000,000 for each subsequent fiscal quarter, or (ii) during the period from the Effective Date to the Termination Date to exceed $75,000,000.

(l)            Mergers.  Merge into or consolidate with any Person or permit any Person to merge into it, except (i) for mergers or consolidation constituting permitted Investments under Section 5.02(g) or asset dispositions permitted pursuant to Section 5.02(h), (ii) mergers, consolidations, liquidations or dissolutions (A) by any Loan Party (other than the Borrower) with or into any other Loan Party, or (B) by any Non-Loan Party with or into any other Non-Loan Party; provided that, in the case of any such merger or consolidation, the person formed by or surviving such merger or consolidation shall be a wholly owned Subsidiary of the Borrower, and provided further that in the case of any such merger or consolidation (x) to which the Borrower is a party, the Person formed by such merger or consolidation shall be the Borrower and (y) to which a Loan Party (other than the Borrower) is a party (other than a merger or consolidation made in accordance with subclause (D) above), the Person formed by such merger or consolidation shall be a Loan Party; and (iii) the dissolution, liquidation or winding up of any Subsidiary of the Borrower, provided that such dissolution, liquidation or winding up would not reasonably be expected to have a Material Adverse Effect and the assets of the Person so dissolved, liquidated or wound-up are distributed to the Borrower or to a Loan Party or if such entity is a Foreign Subsidiary, the Persons holding the Equity Interests of such Subsidiary.

(m)          Amendments of Constitutive Documents.  Amend (i) its constitutive documents except for amendments that could not adversely affect the interests of the Lenders or (ii) any of the Material Contracts, except for amendments that would not reasonably be expected to materially adversely affect the interests of the Lenders.

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(n)           Accounting Changes.  Without the consent of the Administrative Agent (not to be unreasonably withheld or delayed), make or permit any changes in (i) accounting policies or reporting practices, except as permitted or required by generally accepted accounting principles, or (ii) its Fiscal Year.

(o)           Payment Restrictions Affecting Subsidiaries.  Directly or indirectly, enter into or allow to exist, or allow any Subsidiary to enter into or allow to exist, any agreement or arrangement prohibiting or conditioning the ability of the Borrower or any such Subsidiary to (i) create or assume any Lien upon any of its property or assets, (ii) pay dividends to, or repay or prepay any Debt owed to, any Loan Party, (iii) make loans or advances to, or other investments in, any Loan Party, or (iv) transfer any of its assets to any Loan Party, other than (A) any such agreement with or in favor of the Administrative Agent or the Lenders; (B) in connection with (1) any agreement evidencing any Liens permitted pursuant to Section 5.02(a)(iii), (v), (vi), (vii) or (viii) (so long as (x) in the case of agreements evidencing Liens permitted under Section 5.02(a)(iii), such prohibitions or conditions are customary for such Liens and the obligations they secure and (y) in the case of agreements evidencing Liens permitted under Section 5.02(a)(v), (vi), (vii) or (viii), such prohibitions or conditions relate solely to the assets that are the subject of such Liens) or (2) any Debt permitted to be incurred under Sections 5.02(b)(ii), (vi), (vii), or (viii) above (so long as (x) in the case of agreements evidencing Debt permitted under Section 5.02(b)(vi), such prohibitions or conditions are customary for such Debt and (y) in the case of agreements evidencing Debt permitted under Section 5.02(b)(vii) or (viii), such prohibitions or conditions are limited to the assets securing such Debt); (C) any agreement setting forth customary restrictions on the subletting, assignment or transfer of any property or asset that is a lease, license, conveyance or contract of similar property or assets; (D) any restriction or encumbrance imposed pursuant to an agreement that has been entered into by the Borrower or any Subsidiary for the disposition of any of its property or assets so long as such disposition is otherwise permitted under the Loan Documents; (E) any such agreement imposed in connection with consignment agreements entered into in the ordinary course of business; (F) any agreement in existence on the Petition Date; (G) any agreement in existence at the time a Subsidiary is acquired so long as such agreement was not entered into in contemplation of such acquisition; (H) restrictions on cash or other deposits imposed by customers under contracts entered into in the ordinary course of business; and (I) customary provisions restricting assignment of any agreement entered into in the ordinary course of business.

(p)           Sales and Lease Backs.  Except as set forth on Schedule 5.02(p), (i) become or remain liable as lessee or as a guarantor or other surety with respect to any lease of any property, whether now owned or hereafter acquired (A) which such Loan Party has sold or transferred or is to sell or transfer to any other Person (other than another Loan Party) or (B) which such Loan Party intends to use for substantially the same purpose as any other property which has been or is to be sold or transferred by a Loan Party to any Person (other than another Loan Party) in connection with such lease, or (ii) create, incur, assume or suffer to exist any obligations as lessee under operating leases or agreements to lease having an original term of one year or more that would cause the direct and contingent liabilities of the Borrower and its Subsidiaries, on a consolidated basis, in respect of all such obligations to exceed $50,000,000 payable in any period of 12 consecutive months.

(q)           Speculative Transactions.  Engage, or permit any of its Subsidiaries to engage, in any interest rate, commodity, hedge, currency or future contract or similar speculative transaction, except for hedge transactions for the sole purpose of risk management of fluctuations in interest rates, exchange rates and commodity prices in the normal course of business and consistent with industry practice.

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Section 5.03  Reporting Requirements. So long as any Advance shall remain unpaid, any Letter of Credit shall be outstanding and not Cash Collateralized or any Lender Party shall have any Commitment hereunder, the Borrower will furnish to the Administrative Agent:

Default Notice.  As soon as possible and in any event within three Business Days after any Loan Party or any Responsible Officer thereof has knowledge of the occurrence of each Default or within five Business Days after any Loan Party or any Responsible Officer thereof has knowledge of the occurrence of any event, development or occurrence reasonably likely to have a Material Adverse Effect continuing on the date of such statement, a statement of a Responsible Officer (or person performing similar functions) of the Borrower setting forth details of such Default or other event and the action that the Borrower has taken and proposes to take with respect thereto.

(b)           Monthly Financials.  As soon as available and in any event within 30 days after the end of each of the first two months of each fiscal quarter, a Consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such month, and Consolidated statements of income and cash flows of the Borrower and its Subsidiaries for the period commencing at the end of the previous month and ending with the end of such month, and Consolidated statements and cash flows of the Borrower and its Subsidiaries for the period commencing at the end of the previous Fiscal Year and ending with the end of such month, setting forth (i) in comparative form the corresponding figures for the forecast delivered pursuant to Section 3.01(a)(viii) and (ii) in comparative form the corresponding figures for the corresponding month of the immediately preceding Fiscal Year, all in reasonable detail and duly certified by a Responsible Officer of the Borrower.

(c)           Quarterly Financials.  As soon as available and in any event within 40 days after the end of each of the first three quarters of each Fiscal Year (or (x) in respect of the fiscal quarter ending March 31, 2009, within 60 days after the end of each such quarter or (y) or such earlier date as the Borrower may be required by the SEC to deliver its Form 10-Q), a Consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such quarter, and Consolidated statements of income and cash flows of the Borrower and its Subsidiaries for the period commencing at the end of the previous quarter and ending with the end of such quarter, and Consolidated statements of income cash flows of the Borrower and its Subsidiaries for the period commencing at the end of the previous Fiscal Year and ending with the end of such quarter, setting forth, in each case in comparative form the corresponding figures for the corresponding period of the immediately preceding Fiscal Year, all in reasonable detail and duly certified (subject to normal year-end audit adjustments) by a Responsible Officer of the Borrower as having been prepared in accordance with GAAP, together with a certificate of said officer stating that no Default has occurred and is continuing or, if a Default has occurred and is continuing, a statement as to the nature thereof and the action that the Borrower has taken and proposes to take with respect thereto, together with a schedule in form reasonably satisfactory to the Initial Lenders of the computations used in determining, as of the end of such fiscal quarter, compliance with the covenants contained in Sections 5.02(k) and 5.04; provided that, in the event of any change in GAAP used in the preparation of such financial statements, the Borrower shall also provide, if necessary for the determination of compliance with Sections 5.02(k) and 5.04, a statement of reconciliation conforming such financial statements to GAAP.

(d)           Annual Financials.  As soon as available and in any event no later than 90 days following the end of the Fiscal Year, a copy of the annual audit report for such Fiscal Year, including therein a Consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such Fiscal Year and Consolidated statements of income and cash flows of the Borrower and its Subsidiaries for such Fiscal Year, in each case accompanied by (A) an opinion of independent public accountants of recognized national standing acceptable to the Initial Lenders and (B) a

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certificate of a Responsible Officer of the Borrower stating that no Default has occurred and is continuing or, if a Default has occurred and is continuing, a statement as to the nature thereof and the action that the Borrower has taken and proposes to take with respect thereto, together with a schedule in form reasonably satisfactory to the Initial Lenders of the computations used in determining, as of the end of such Fiscal Year, compliance with the covenants contained in Sections 5.02(k) and 5.04; provided that, in the event of any change in GAAP used in the preparation of such financial statements, the Borrower shall also provide, if necessary for the determination of compliance with Section 5.02(k) and 5.04, a statement of reconciliation conforming such financial statements to GAAP.

(e)           Budget Variance Report.  No later than the last Business Day of each calendar week (commencing with the calendar week starting immediately after the Effective Date), a Budget Variance Report as of the end of the immediately preceding calendar week.

(f)            DIP Budget Supplement.  No later than the last Business Day of each calendar month, and on any other date on which the Borrower may deliver the same to the Bankruptcy Court, a supplement to the DIP Budget setting forth on a weekly basis for the next thirteen weeks (commencing with the immediately succeeding calendar week) an updated forecast of the information contained in the DIP Budget for such period and a written set of supporting assumptions, all in form and substance reasonably satisfactory to the Required Lenders.

(g)           ERISA Events and ERISA Reports.  Promptly and in any event within 10 Business Days after any Loan Party or any ERISA Affiliate knows or has reason to know that any ERISA Event has occurred with respect to an ERISA Plan, a statement of a Responsible Officer of the Borrower describing such ERISA Event and the action, if any, that such Loan Party or such ERISA Affiliate has taken and proposes to take with respect thereto, on the date any records, documents or other information must be furnished to the PBGC with respect to any ERISA Plan pursuant to Section 4010 of ERISA, a copy of such records, documents and information.

(h)           Plan Terminations.  Promptly and in any event within two Business Days after receipt thereof by any Loan Party or any ERISA Affiliate, copies of each notice from the PBGC stating its intention to terminate any ERISA Plan or to have a trustee appointed to administer any ERISA Plan.

(i)            Actuarial Reports.  Promptly upon receipt thereof by any Loan Party or any ERISA Affiliate, a copy of the annual actuarial valuation report for each Plan the funded current liability percentage (as defined in Section 302(d)(8) of ERISA) of which is less than 90% or the unfunded current liability of which exceeds $5,000,000.

(j)            Multiemployer Plan Notices.  Promptly and in any event within five Business Days after receipt thereof by any Loan Party or any ERISA Affiliate from the sponsor of a Multiemployer Plan, copies of each notice concerning (i) the imposition of Withdrawal Liability by any such Multiemployer Plan, (ii) the reorganization or termination, within the meaning of Title IV of ERISA, of any such Multiemployer Plan or (iii) the amount of liability incurred, or that may be incurred, by such Loan Party or any ERISA Affiliate in connection with any event described in clause (i) or (ii) above.

(k)           Litigation.  Promptly after the commencement thereof, notice of each unstayed action, suit, investigation, litigation and proceeding before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting any Loan Party or any of its Subsidiaries that (i) could be reasonably likely to have a Material Adverse

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Effect or (ii) purports to affect the legality, validity or enforceability of this Agreement, any Note, any other Loan Document or the consummation of the transactions contemplated hereby.

(l)            Securities Reports.  Promptly after the sending or filing thereof, copies of all proxy statements, financial statements and reports that the Borrower sends to its public stockholders, copies of all regular, periodic and special reports, and all registration statements, that the Borrower files with the Securities and Exchange Commission or any governmental authority that may be substituted therefor, or with any national securities exchange and copies of all private placement or offering memoranda pursuant to which securities of any Loan Party that are exempt from registration under the Securities Act are proposed to be issued and sold thereby; provided that such documents may be made available by posting on the Borrower’s website.

(m)          Environmental Conditions.  Promptly after the assertion or occurrence thereof, notice of any Environmental Action against or of any non-compliance by any Loan Party or any of its Subsidiaries with any Environmental Law or Environmental Permit that would reasonably be expected to (i) have a Material Adverse Effect or (ii) cause any of its real property to be subject to any restrictions on ownership, occupancy, use or transferability under any Environmental Law that would reasonably be expected to have a Material Adverse Effect.

(n)           Bankruptcy Pleadings, Etc.  Within five days after the same is available, copies of all pleadings, motions, applications, judicial information, financial information and other documents filed by or on behalf of any of the Loan Parties with the Bankruptcy Court in the cases, or distributed by or on behalf of any of the Loan Parties to the Committee or any official committee appointed in the cases and, within five days after the same are filed, providing copies of same to the Initial Lenders and counsel for Administrative Agent; provided that such documents may be made available (and shall be deemed made available) by posting on a website maintained by the Borrower, and identified to the Lenders, in connection with the Cases.

(o)           Other Information.  Such other information respecting the business, condition (financial or otherwise), operations, performance, properties or prospects of any Loan Party or any of its Subsidiaries as any Lender Party (through the Administrative Agent) or the Administrative Agent may from time to time reasonably request.

(p)           Borrowing Base Certificate.  A Borrowing Base Certificate substantially in the form of Exhibit F as of the date required to be delivered or so requested, in each case with supporting documentation, which shall be furnished to the Initial Lenders:  (i) as soon as available and in any event prior to the initial Borrowing to be made after the date of entry of the Final Order, (ii) after such initial Borrowing, (A) on or before the last Business Day of each calendar week, which weekly Borrowing Base Certificate shall reflect the Eligible Receivables updated as of the end of the Business Day preceding the date of such delivery and (B) on or before the last Business Day of each two-week period, which biweekly Borrowing Base Certificate shall reflect the Inventory updated as of the end of the Business Day preceding the date of such delivery, certified by a Responsible Officer; provided that notwithstanding anything herein to the contrary, the Borrower shall be permitted to deliver an updated Borrowing Base Certificate on any Business Day, which Borrowing Base Certificate shall reflect the Eligible Receivables and Inventory updated as of the end of the preceding Business Day, certified by a Responsible Officer, and (iii) if at any time after the Final Term Advance Date the Availability shall be less than $75,000,000, or if reasonably requested by the Initial Lenders at any other time when the Initial Lenders reasonably believe that the then existing Borrowing Base Certificate is materially inaccurate, as soon as reasonably available after such time or such request, in each case with supporting documentation as the Initial Lenders may reasonably request.

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Section 5.04  Financial Covenants.  So long as any Advance shall remain unpaid, any Letter of Credit shall be outstanding and not Cash Collateralized or any Lender Party shall have any Commitment hereunder, the Borrower will:

(a)           Minimum EBITDA.  Maintain Consolidated EBITDA of the Borrower and its Subsidiaries for the period set forth below as at the last day of each calendar month not less than the amount set forth below for such period, as determined for such period then ended:

Month	Period then Ended	EBITDA

March 2009	1 month	$-15,000,000

April 2009	2 months	$-8,000,000

May 2009	3 months	$3,000,000

June 2009	4 months	$30,000,000

July 2009	5 months	$53,000,000

August 2009	6 months	$77,000,000

September 2009	7 months	$93,000,000

October 2009	8 months	$107,000,000

November 2009	9 months	$125,000,000

December 2009	10 months	$150,000,000

January 2010	11 months	$171,000,000

February 2010	12 months	$193,000,000

(b)           Minimum Availability.  Not permit Availability to be less than $40,000,000 on any Business Day after the Final Term Advance Date.

(c)           Compliance with Budget.  Not permit variance from the DIP Budget of actual cash flow (excluding from the calculation thereof payments for (x) purchases of raw materials and (y) professional fees not attributable to any litigation) of the Borrower on a Consolidated basis to exceed, for any Testing Period for any calendar week (commencing with the week that first ends after the 30th day following the Effective Date) (i) ending during the period from the Effective Date until the Final Term Advance Date, 10% of the amount set forth in the DIP Budget for such non-excluded cash flows for such Testing Period, and (ii) ending after the Final Term Advance Date, 20% of the amount set forth in the DIP Budget for such non-excluded cash flows for such Testing Period.

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ARTICLE VI

EVENTS OF DEFAULT

Section 6.01  Events of Default.  If any of the following events (“Events of Default”) shall occur and be continuing:

(a)           the Borrower shall fail to pay any principal of any Advance or any unreimbursed drawing with respect to any Letter of Credit when the same shall become due and payable or any Loan Party shall fail to make any payment of interest on any Advance or any other payment under any Loan Document within two business days after the same becomes due and payable; or

(b)           any representation or warranty made by any Loan Party (or any of its officers) under or in connection with any Loan Document shall prove to have been incorrect in any material respect when made or deemed made; or

(c)           any Loan Party shall fail to perform or observe (i) any term, covenant or agreement contained in Section 2.14, 5.01(a) (with respect to the Loan Parties), 5.01(c), 5.01(f), 5.02, 5.03 (other than subsections (e), (f), (l) and (n) of Section 5.03) or 5.04, (ii) any term, covenant or agreement contained in Section 5.03(e) or (f), if such failure shall remain unremedied for one Business Day, or (iii) any term, covenant or agreement (other than those listed in clauses (i) and (ii) above) contained in Article V hereof, if such failure shall remain unremedied for 10 days; or

(d)           any Loan Party shall fail to perform any other term, covenant or agreement contained in any Loan Document on its part to be performed or observed if such failure shall remain unremedied for 20 days; or

(e)           (i) any Loan Party or any of its Subsidiaries shall fail to pay any principal of, premium or interest on or any other amount payable in respect of one or more items of Debt arising after the Petition Date of the Loan Parties and their Subsidiaries (excluding Debt outstanding hereunder) that is outstanding in an aggregate principal or notional amount (or, in the case of any Hedge Agreement, an Agreement Value) of at least $10,000,000 when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreements or instruments relating to all such Debt; or (ii) any other event shall occur or condition shall exist under the agreements or instruments relating to one or more items of Debt arising after the Petition Date of the Loan Parties and their Subsidiaries (excluding Debt outstanding hereunder) that is outstanding in an aggregate principal or notional amount of at least $10,000,000, and such other event or condition shall continue after the applicable grace period, if any, specified in all such agreements or instruments, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt or otherwise to cause, or to permit the holder thereof to cause, such Debt to mature; or (iii) one or more items of Debt arising after the Petition Date of the Loan Parties and their Subsidiaries (excluding Debt outstanding hereunder) that is outstanding in an aggregate principal or notional amount (or, in the case of any Hedge Agreement, an Agreement Value) of at least $10,000,000 shall be declared to be due and payable or required to be prepaid or redeemed (other than by a regularly scheduled or required prepayment or redemption), purchased or defeased, or an offer to prepay, redeem, purchase or defease such Debt shall be required to be made, in each case prior to the stated maturity thereof; or

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(f)            one or more final, non-appealable judgments or orders for the payment of money in excess of $10,000,000 in the aggregate at any time, as an administrative expense of the kind specified in section 503(b) of the Bankruptcy Code shall be rendered against any Loan Party or any of its Subsidiaries and enforcement proceedings shall have been commenced, but not stayed, by any creditor upon such judgment or order; or

(g)           one or more nonmonetary judgments or orders shall be rendered against any Loan Party or any of its Subsidiaries that is reasonably likely to have a Material Adverse Effect, and there shall be any period of 10 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

(h)           any provision of any Loan Document after delivery thereof pursuant to Article III shall for any reason cease to be valid and binding on or enforceable against any Loan Party intended to be a party to it, or any such Loan Party shall so state in writing; or

(i)            any Collateral Document after delivery thereof pursuant to Article III shall for any reason (other than pursuant to the terms thereof) cease to create a valid and perfected Lien on and security interest in the Collateral purported to be covered thereby; or

(j)            the Borrower or any of its ERISA Affiliates shall incur, or shall be reasonably likely to incur liability as a result of one or more of the following:  (i) the occurrence of any ERISA Event; (ii) the partial or complete withdrawal of the Borrower or any of its ERISA Affiliates from a Multiemployer Plan; or (iii) the reorganization or termination of a Multiemployer Plan, except, in each case, (a) any liability that is reasonably expected to be treated as a general unsecured claim in the Cases and could not reasonably be expected to result in a Material Adverse Effect and (b) other liabilities not greater than $10,000,000 in the aggregate; or

(k)           any of the Cases concerning the Borrower or Guarantors shall be dismissed or converted to a case under chapter 7 of the Bankruptcy Code or any Loan Party shall file a motion or other pleading or support a motion or other pleading filed by any other Person seeking the dismissal of any of the Cases concerning the Borrower or Guarantors under section 1112 of the Bankruptcy Code or otherwise; a trustee under chapter 7 or chapter 11 of the Bankruptcy Code, a responsible officer or an examiner with enlarged powers relating to the operation of the business (powers beyond those set forth in section 1106(a)(3) and (4) of the Bankruptcy Code) under section 1106(b) of the Bankruptcy Code shall be appointed in any of the Cases and such order shall not be reversed or vacated within 30 days after the entry thereof; or any Loan Party shall file a motion or other pleading or shall consent to a motion or other pleading filed by any other Person seeking any of the foregoing;

(l)            the existence of any other Superpriority Claim (other than the Carve-Out) in any of the Cases which is pari passu with or senior to the claims of the Administrative Agent and the Lenders against the Borrower or any Guarantor hereunder, or there shall arise or be granted any such pari passu or senior Superpriority Claim (other than the Carve-Out); or

(m)          the Bankruptcy Court shall enter an order or orders granting relief from the automatic stay applicable under section 362 of the Bankruptcy Code to the holder or holders of any security interest to proceed against, including foreclosure (or the granting of a deed in lieu of foreclosure or the like) on, any assets of any of the Borrower or the Guarantors that have a value in excess of $10,000,000 in the aggregate, provided that this subsection (m) shall not apply to any order granting relief from the automatic stay pursuant to which a creditor exercises valid setoff

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rights pursuant to section 553 of the Bankruptcy Code, the Interim Order, the Final Order, the First Day Orders, pursuant to Section 5.02(j), in connection with any Lien permitted pursuant to Section 5.02(a)(ii) through (v) or in connection with any Lien in existence on the Petition Date on cash collateral securing a performance obligation (other than indebtedness for borrowed money); or

(n)                                 (i) the filing of any motion seeking an order of the Bankruptcy Court (or any other court of competent jurisdiction) (A) reversing, amending, staying for a period in excess of 10 days or vacating the Final Order, (B) without the written consent of the Administrative Agent and Lender Parties, otherwise amending, supplementing or modifying the Final Order in a manner that is adverse to the Agents and the Lenders or (C) terminating the use of cash collateral by the Borrower or the Guarantors pursuant to the Final Order; provided that such event shall not constitute an Event of Default if such motion shall be dismissed or withdrawn within 5 Business Days of such filing and no such order is entered by the Bankruptcy Court as a result of such filing; or any Loan Party shall file a motion or other pleading or shall consent to a motion or other pleading filed by any other Person seeking any of the foregoing; or

(ii) an order of the Bankruptcy Court (or any other court of competent jurisdiction) shall be entered (A) reversing, amending, staying for a period in excess of 10 days or vacating either of the DIP Financing Orders, (B) without the written consent of the Administrative Agent and Lender Parties, otherwise amending, supplementing or modifying either of the DIP Financing Orders in a manner that is adverse to the Agents and the Lenders or (C) terminating the use of cash collateral by the Borrower or the Guarantors pursuant to the DIP Financing Orders; or

(o)                                 default in any material respect shall be made by the Borrower or any Guarantor in the due observance or performance of any term or condition contained in any DIP Financing Order; or

(p)                                 a final non-appealable order of the Bankruptcy Court shall be entered that provides for the recovery from any portions of the Collateral of any costs or expenses of preserving or disposing of such Collateral under section 506(c) of the Bankruptcy Code; or any Loan Party shall bring a motion in the Cases seeking, or otherwise consent to, authority from the Bankruptcy Court (i) to recover from any portions of the Collateral any costs or expenses of preserving or disposing of such Collateral under section 506(c) of the Bankruptcy Code or (ii) to effect any other action or actions adverse to the Administrative Agent or Lenders or their rights and remedies hereunder or their interest in the Collateral, except to the extent such action (or actions) is an integral part of a transaction expressly permitted under this Agreement;

(q)                                 any Loan Party shall bring a motion in the Cases: (i) to obtain working capital financing from any Person other than Lenders under section 364(d) of the Bankruptcy Code; or (ii) to obtain financing for such Loan Party from any Person other than the Lenders under section 364(c) of the Bankruptcy Code (other than with respect to a financing used, in whole or part, to repay in full the Obligations); or (iii) to grant any Lien other than those permitted under Section 5.02(a) upon or affecting any Collateral; or (iv) to use cash collateral of the Administrative Agent or Lenders under section 363(c) of the Bankruptcy Code without the prior written consent of the Required Lenders (as provided in Section 10.01), except to pay the Carve-Out; or

(r)                                    the entry of the Final Order shall not have occurred within 40 days of the entry of the Interim Order; or

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(s)                                  the filing of a Reorganization Plan in any of the Cases that does not provide for the indefeasible payment in full upon substantial consummation of the Reorganization Plan in cash of all Obligations owed under the Loan Documents to the Lender Parties unless otherwise agreed to by the Lender Parties;

(t)                                    any Person shall challenge the validity of any Loan Document or the applicability or enforceability of any Loan Document or shall seek to void, avoid, limit, or otherwise adversely affect the security interest created by or in any Loan Document or any payment made pursuant thereto; provided that in the case that such challenge relates to the validity, applicability or enforceability of either of the DIP Financing Orders or security interests created by or in either of the DIP Financing Orders or any payment made pursuant thereto, such event shall not constitute an Event of Default if such challenge shall be dismissed or withdrawn within 5 Business Days and none of such validity, applicability or enforceability shall be affected and no such security interest or payment shall be adversely affected by such challenge; or

(u)                                 a Change of Control shall occur; or

(v)                                 any Non-Loan Party that is a Material Subsidiary shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against any Non-Loan Party that is a Material Subsidiary seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it) that is being diligently contested by it in good faith, either such proceeding shall remain undismissed or unstayed for a period of 30 days or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or any substantial part of its property) shall occur; or any Non-Loan Party that is a Material Subsidiary shall take any corporate action to authorize any of the actions set forth above in this subsection (v);

then, and in any such event, without further order of or application to the Bankruptcy Court, the Administrative Agent (i) shall at the request, or may with the consent, of the Required Lenders, by notice to the Borrower (with a copy to counsel for the Committee and to the United States Trustee for the Southern District of New York), declare the obligation of each Lender to make Advances (other than Letter of Credit Advances by the Issuing Banks or a Lender pursuant to Section 2.03(c) or 2.21(c)) and of the Issuing Banks to issue Letters of Credit to be terminated, whereupon the same shall forthwith terminate, (ii) shall at the request, or may with the consent, of the Required Lenders, by notice to the Borrower (with a copy to counsel for the Committee and to the United States Trustee for the Southern District of New York), declare the Notes, all interest thereon and all other amounts payable under this Agreement and the other Loan Documents to be forthwith due and payable, whereupon the Notes, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower, and (iii) shall at the request, or may with the consent, of the Required Lenders, by five days’ notice to the Borrower and subject to the Interim Order or the Final Order, as applicable, (A) set-off amounts in the L/C Cash Collateral Account, or any other accounts of the Loan Parties and apply such amounts to the Obligations of the Loan Parties hereunder and under the other Loan Documents, and (B) exercise any and all remedies against the Collateral under this Agreement, the Loan Documents, the DIP Financing Orders, and applicable law available to the Agents and the Lenders.

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Section 6.02  Actions in Respect of the Letters of Credit upon Default.  If any Event of Default shall have occurred and be continuing, the Administrative Agent may, or shall at the request of the Required Lenders, irrespective of whether it is taking any of the actions described in Section 6.01 or otherwise, make demand upon the Borrower to, and forthwith upon such demand the Borrower will, pay to the Administrative Agent on behalf of the Lender Parties in same day funds at the Administrative Agent’s office designated in such demand, for deposit in the L/C Cash Collateral Account, an amount equal to 105% of the aggregate Available Amount of all Letters of Credit then outstanding.  If at any time the Administrative Agent determines that any funds held in the L/C Cash Collateral Account are subject to any right or claim of any Person other than the Administrative Agent and the Lender Parties or that the total amount of such funds is less than the aggregate Available Amount of all Letters of Credit, the Borrower will, forthwith upon demand by the Administrative Agent, pay to the Administrative Agent, as additional funds to be deposited and held in the L/C Cash Collateral Account, an amount equal to the excess of (a) such aggregate Available Amount over (b) the total amount of funds, if any, then held in the L/C Cash Collateral Account that the Administrative Agent determines to be free and clear of any such right and claim.

ARTICLE VII

THE AGENTS

Section 7.01  Appointment and Authorization of the Agents.  (a)  Each Lender Party hereby irrevocably appoints Citibank to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto.  The provisions of this Article are solely for the benefit of the Administrative Agent and the Lender Parties, and neither the Borrower nor any other Loan Party shall have rights as a third party beneficiary of any of such provisions.

(b)           Each Issuing Bank shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and each Issuing Bank shall have all of the benefits and immunities (i) provided to each Agent in this Article VII with respect to any acts taken or omissions suffered by such Issuing Bank in connection with Letters of Credit issued by it or proposed to be issued by it and the applications and agreements for letters of credit pertaining to such Letters of Credit as fully as if the term “Agent” as used in this Article VII included such Issuing Bank with respect to such acts or omissions, and (ii) as additionally provided herein with respect to such Issuing Bank.

Section 7.02  Administrative Agent Individually.  (a)  The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender Party as any other Lender Party and may exercise the same as though it were not the Administrative Agent and the term “Lender Party” or “Lender Parties” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity.  Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lender Parties.

(b)           Each Lender Party understands that the Person serving as Administrative Agent, acting in its individual capacity, and its Affiliates (collectively, the “Agent’s Group”) are engaged in a wide range of financial services and businesses (including investment management, financing, securities trading, corporate and investment banking and research) (such services and businesses are collectively referred to in this Section 7.02 as “Activities”) and may engage in the Activities with or on behalf of one

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or more of the Loan Parties or their respective Affiliates.  Furthermore, the Agent’s Group may, in undertaking the Activities, engage in trading in financial products or undertake other investment businesses for its own account or on behalf of others (including the Loan Parties and their Affiliates and including holding, for its own account or on behalf of others, equity, debt and similar positions in the Borrower, another Loan Party or their respective Affiliates), including trading in or holding long, short or derivative positions in securities, loans or other financial products of one or more of the Loan Parties or their Affiliates.  Each Lender Party understands and agrees that in engaging in the Activities, the Agent’s Group may receive or otherwise obtain information concerning the Loan Parties or their Affiliates (including information concerning the ability of the Loan Parties to perform their respective Obligations hereunder and under the other Loan Documents) which information may not be available to any of the Lender Parties that are not members of the Agent’s Group.  None of the Administrative Agent nor any member of the Agent’s Group shall have any duty to disclose to any Lender Party or use on behalf of the Lender Parties, and shall not be liable for the failure to so disclose or use, any information whatsoever about or derived from the Activities or otherwise (including any information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any Loan Party or any Affiliate of any Loan Party) or to account for any revenue or profits obtained in connection with the Activities, except that the Administrative Agent shall deliver or otherwise make available to each Lender Party such documents as are expressly required by any Loan Document to be transmitted by the Administrative Agent to the Lender Parties.

(c)           Each Lender Party further understands that there may be situations where members of the Agent’s Group or their respective customers (including the Loan Parties and their Affiliates) either now have or may in the future have interests or take actions that may conflict with the interests of any one or more of the Lender Parties (including the interests of the Lender Parties hereunder and under the other Loan Documents).  Each Lender Party agrees that no member of the Agent’s Group is or shall be required to restrict its activities as a result of the Person serving as Administrative Agent being a member of the Agent’s Group, and that each member of the Agent’s Group may undertake any Activities without further consultation with or notification to any Lender Party.  None of (i) this Agreement nor any other Loan Document, (ii) the receipt by the Agent’s Group of information (including Information) concerning the Loan Parties or their Affiliates (including information concerning the ability of the Loan Parties to perform their respective Obligations hereunder and under the other Loan Documents) nor (iii) any other matter shall give rise to any fiduciary, equitable or contractual duties (including without limitation any duty of trust or confidence) owing by the Administrative Agent or any member of the Agent’s Group to any Lender Party including any such duty that would prevent or restrict the Agent’s Group from acting on behalf of customers (including the Loan Parties or their Affiliates) or for its own account.

Section 7.03  Duties of Administrative Agent; Exculpatory Provisions.  (a)  The Administrative Agent’s duties hereunder and under the other Loan Documents are solely ministerial and administrative in nature and the Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents.  Without limiting the generality of the foregoing, the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, but shall be required to act or refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the written direction of the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent or any of its Affiliates to liability or that is contrary to any Loan Document or applicable law.

(b)           The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the

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Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Section 6.01, 6.02 or 10.01) or (ii) in the absence of its own gross negligence or willful misconduct.  The Administrative Agent shall be deemed not to have knowledge of any Default or the event or events that give or may give rise to any Default unless and until the Borrower or any Lender Party shall have given notice to the Administrative Agent describing such Default and such event or events.

(c)           Neither the Administrative Agent nor any member of the Agent’s Group shall be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty, representation or other information made or supplied in or in connection with this Agreement any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith or the adequacy, accuracy and/or completeness of the information contained therein, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or the perfection or priority of any Lien or security interest created or purported to be created by the Collateral Documents or (v) the satisfaction of any condition set forth in Article III or elsewhere herein, other than (but subject to the foregoing clause (ii)) to confirm receipt of items expressly required to be delivered to the Administrative Agent.

(d)           Nothing in this Agreement or any other Loan Document shall require the Administrative Agent or  any of its Related Parties to carry out any “know your customer” or other checks in relation to any person on behalf of any Lender Party and each Lender Party confirms to the Administrative Agent that it is solely responsible for any such checks it is required to carry out and that it may not rely on any statement in relation to such checks made by the Administrative Agent or any of its Related Parties.

Section 7.04  Reliance by Administrative Agent.  The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person.  The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon.  In determining compliance with any condition hereunder to the making of an Advance, or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender Party, the Administrative Agent may presume that such condition is satisfactory to such Lender Party unless an officer of the Administrative Agent responsible for the transactions contemplated hereby shall have received notice to the contrary from such Lender Party prior to the making of such Advance or the issuance of such Letter of Credit, and in the case of a Borrowing, such Lender Party shall not have made available to the Administrative Agent such Lender Party’s ratable portion of such Borrowing.  The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower or any other Loan Party), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

Section 7.05  Delegation of Duties.  The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub agents appointed by the Administrative Agent.  The Administrative Agent and any such sub agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties.  Each such sub agent and the Related Parties of the Administrative Agent and each such sub agent shall be entitled to the benefits of all provisions of this

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Article VII and Section 10.04 (as though such sub-agents were the “Administrative Agent” under the Loan Documents) as if set forth in full herein with respect thereto.

Section 7.06  Resignation of Administrative Agent.  (a)  The Administrative Agent may at any time give 30 days’ prior written notice of its resignation to the Lender Parties and the Borrower.  Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States; provided that such successor shall comply with the requirements of Section 2.12(e) prior to becoming the successor under this Agreement; provided further that, so long as there has been no Event of Default, the Required Lenders shall not appoint a foreign agent as successor if such appointment would result in a tax gross-up or indemnification payment under this Agreement unless (i) the Required Lenders determine, in their reasonable discretion, that such appointment is necessary to avoid material adverse economic, legal or regulatory consequences, (ii) the appointment is at the request of the Borrowers’ Agent or (iii) the appointment is required by law.  If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation (such 30-day period, the “Lender Party Appointment Period”), then the retiring Administrative Agent may on behalf of the Lender Parties, appoint a successor Administrative Agent meeting the qualifications set forth above.  In addition and without any obligation on the part of the retiring Administrative Agent to appoint, on behalf of the Lender Parties, a successor Administrative Agent, the retiring Administrative Agent may at any time upon or after the end of the Lender Party Appointment Period notify the Borrower and the Lender Parties that no qualifying Person has accepted appointment as successor Administrative Agent and the effective date of such retiring Administrative Agent’s resignation.  Upon the resignation effective date established in such notice and regardless of whether a successor Administrative Agent has been appointed and accepted such appointment, the retiring Administrative Agent’s resignation shall nonetheless become effective in accordance with such notice and (i) the retiring Administrative Agent shall be discharged from its duties and obligations as Administrative Agent hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders under any of the Loan Documents, the retiring Administrative Agent shall continue to hold such collateral security as nominee until such time as a successor Administrative Agent is appointed) and (ii) all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender Party directly, until such time as the Required Lenders appoint a successor Administrative Agent as provided for above in this paragraph.  Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties as Administrative Agent of the retiring (or retired) Administrative Agent, and the retiring Administrative Agent shall be discharged from all of its duties and obligations as Administrative Agent hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this paragraph).  The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor.  After the retiring Administrative Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Article and Section 10.04 shall continue in effect for the benefit of such retiring Administrative Agent, its sub agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent.

(b)           Any resignation pursuant to this Section by a Person acting as Administrative Agent shall, unless such Person shall notify the Borrower and the Lender Parties otherwise, also act to relieve such Person and its Affiliates of any obligation to issue new or extend existing Letters of Credit where such issuance or extension is to occur on or after the effective date of such resignation.  Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, (i) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Issuing

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Bank, (ii) the retiring Issuing Bank shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents, and (iii) the successor Issuing Bank shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangement satisfactory to the retiring Issuing Bank to effectively assume the obligations of the retiring Issuing Bank with respect to such Letters of Credit.

(c)           In addition to the foregoing, if a Lender becomes, and during the period it remains, a Defaulting Lender or a Potential Defaulting Lender, any Issuing Bank may, upon prior written notice to the Borrower and the Administrative Agent, resign as Issuing Bank, effective at the close of business New York time on a date specified in such notice; provided that such resignation by such Issuing Bank will have no effect on the validity or enforceability of any Letter of Credit issued by such Issuing Bank then outstanding or on the obligations of the Borrower or any Lender under this Agreement with respect to any such outstanding Letter of Credit or otherwise to such Issuing Bank.

Section 7.07  Non-Reliance on Administrative Agent and Other Lender Parties.  (a)  Each Lender Party confirms to the Administrative Agent, each other Lender Party and each of their respective Related Parties that it (i) possesses (individually or through its Related Parties) such knowledge and experience in financial and business matters that it is capable, without reliance on the Administrative Agent, any other Lender Party or any of their respective Related Parties, of evaluating the merits and risks (including tax, legal, regulatory, credit, accounting and other financial matters) of (x) entering into this Agreement, (y) making Advances and other extensions of credit hereunder and under the other Loan Documents and (z) in taking or not taking actions hereunder and thereunder, (ii) is financially able to bear such risks and (iii) has determined that entering into this Agreement and making Advances and other extensions of credit hereunder and under the other Loan Documents is suitable and appropriate for it.

(b)           Each Lender Party acknowledges that (i) it is solely responsible for making its own independent appraisal and investigation of all risks arising under or in connection with this Agreement and the other Loan Documents, (ii) that it has, independently and without reliance upon the Administrative Agent, any other Lender Party or any of their respective Related Parties, made its own appraisal and investigation of all risks associated with, and its own credit analysis and decision to enter into, this Agreement based on such documents and information, as it has deemed appropriate and (iii) it will, independently and without reliance upon the Administrative Agent, any other Lender Party or any of their respective Related Parties, continue to be solely responsible for making its own appraisal and investigation of all risks arising under or in connection with, and its own credit analysis and decision to take or not take action under, this Agreement and the other Loan Documents based on such documents and information as it shall from time to time deem appropriate, which may include, in each case:

(A)          the financial condition, status and capitalization of the Borrower and each other Loan Party;

(B)           the legality, validity, effectiveness, adequacy or enforceability of this Agreement and each other Loan Document and any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Loan Document;

(C)           determining compliance or non-compliance with any condition hereunder to the making of an Advance, or the issuance of a Letter of Credit and the form and substance of all evidence delivered in connection with establishing the satisfaction of each such condition; and

(D)          the adequacy, accuracy and/or completeness of any information delivered by the Administrative Agent, any other Lender Party or by any of their respective Related Parties under or in connection with this Agreement or any other Loan Document, the transactions contemplated hereby and

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thereby or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Loan Document.

Section 7.08  No other Duties, etc.  Anything herein to the contrary notwithstanding, none of the Persons acting as Bookrunner or Arrangers listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent or as a Lender Party hereunder.

Section 7.09  Indemnification of Agents.  Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand each Agent and each of its Related Parties (to the extent not reimbursed by or on behalf of any Loan Party and without limiting the obligation of any Loan Party to do so), pro rata, and hold harmless each Agent and each Agent’s Related Parties from and against any and all Indemnified Liabilities incurred by it; provided, however, that no Lender shall be liable for the payment to any Agent or any of its Related Parties of any portion of such Indemnified Liabilities to the extent determined in a final, nonappealable judgment by a court of competent jurisdiction to have resulted primarily from such Agent’s or such Related Party’s own gross negligence or willful misconduct; provided, however, that no action taken in accordance with the directions of the Required Lenders shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section.  Without limitation of the foregoing, each Lender shall reimburse each Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including all reasonable fees and expenses of counsel for the Agent) incurred by any Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that such Agent is not reimbursed for such expenses by or on behalf of the Borrower.  The undertaking in this Section shall survive termination of the Commitments, the payment of all other Obligations and the resignation of each of the Agents.  In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 7.09 applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by any Lender Party, its directors, shareholders or creditors and whether or not the transactions contemplated hereby are consummated.

Section 7.10  Administrative Agent May File Proofs of Claim.  In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Advance shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether any Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise:

(a)           to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Advances and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Agents (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Agents and their respective agents and counsel and all other amounts due the Lenders and the Agents under Sections 2.08 and 10.04) allowed in such judicial proceeding; and

(b)           to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative

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Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due to the Administrative Agent under Sections 2.08 and 10.04.

Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

Section 7.11  Collateral and Guaranty Matters.  The Lenders irrevocably authorize the Administrative Agent, at its option and in its discretion,

(a)           to release any Lien on any property granted to or held by the Administrative Agent under any Loan Document (i) upon termination of the Commitments and payment in full of all Obligations (other than contingent indemnification obligations) and the expiration or termination of all Letters of Credit, (ii) that is sold or to be sold as part of or in connection with any sale permitted hereunder or under any other Loan Document, or (iii) subject to Section 10.01, if approved, authorized or ratified in writing by the Required Lenders;

(b)           to subordinate any Lien on any property granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 5.02(a);

(c)           to release any Guarantor from its obligations under the Guaranty if such Person ceases to be a Subsidiary as a result of a transaction permitted hereunder or if all of such Person’s assets are sold or liquidated as permitted under the terms of the Loan Documents and the proceeds thereof are distributed to the Borrower; and

(d)           to acquire, hold and enforce any and all Liens on Collateral granted by and of the Loan Parties to secure any of the Secured Obligations, together with such other powers and discretion as are reasonably incidental thereto.

Upon request by the Administrative Agent at any time, the Required Lenders (acting on behalf of all the Lenders) will confirm in writing that the Administrative Agent’s authority to release Liens or subordinate the interests of the Secured Parties  in particular types or items of property, or to release any Guarantor from its obligations under the Guaranty pursuant to this Section 7.11.

ARTICLE VIII

SUBSIDIARY GUARANTY

Section 8.01  Subsidiary Guaranty.  Each Guarantor, jointly and severally, unconditionally and irrevocably guarantees (the undertaking by each Guarantor under this Article VIII being the “Guaranty”) the punctual payment when due, whether at scheduled maturity or at a date fixed for prepayment or by acceleration, demand or otherwise, of all of the Obligations of each of the other Loan Parties now or hereafter existing under or in respect of the Loan Documents (including, without limitation, any extensions, modifications, substitutions, amendments or renewals of any or all of the foregoing Obligations), whether direct or indirect, absolute or contingent, and whether for principal, interest, premium, fees, indemnification payments, contract causes of action, costs, expenses or otherwise (such Obligations being the “Guaranteed Obligations”), and agrees to pay any and all expenses

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(including, without limitation, reasonable fees and expenses of counsel) incurred by the Administrative Agent or any of the other Secured Parties solely in enforcing any rights under this Guaranty.  Without limiting the generality of the foregoing, each Guarantor’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any of the other Loan Parties to the Administrative Agent or any of the other Secured Parties under or in respect of the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such other Loan Party.

Section 8.02  Guaranty Absolute.  Each Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Administrative Agent or any other Secured Party with respect thereto.  The Obligations of each Guarantor under this Guaranty are independent of the Guaranteed Obligations or any other Obligations of any Loan Party under the Loan Documents, and a separate action or actions may be brought and prosecuted against such Guarantor to enforce this Guaranty, irrespective of whether any action is brought against any other Loan Party or whether any other Loan Party is joined in any such action or actions.  The liability of each Guarantor under this Guaranty shall be absolute, unconditional and irrevocable irrespective of, and such Guarantor hereby irrevocably waives any defenses it may now or hereafter have in any way relating to, any and all of the following:

(a)           any lack of validity or enforceability of any Loan Document or any other agreement or instrument relating thereto;

(b)           any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations or any other Obligations of any Loan Party under the Loan Documents, or any other amendment or waiver of or any consent to departure from any Loan Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Loan Party or any of its Subsidiaries or otherwise;

(c)           any taking, exchange, release or nonperfection of any Collateral, or any taking, release or amendment or waiver of or consent to departure from any Subsidiary Guaranty or any other guaranty, for all or any of the Guaranteed Obligations;

(d)           any manner of application of Collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any Collateral for all or any of the Guaranteed Obligations or any other Obligations of any Loan Party under the Loan Documents, or any other property and assets of any other Loan Party or any of its Subsidiaries;

(e)           any change, restructuring or termination of the corporate structure or existence of any other Loan Party or any of its Subsidiaries;

(f)            any failure of the Administrative Agent or any other Secured Party to disclose to any Loan Party any information relating to the financial condition, operations, properties or prospects of any other Loan Party now or hereafter known to the Administrative Agent or such other Secured Party, as the case may be (such Guarantor waiving any duty on the part of the Secured Parties to disclose such information);

(g)           the failure of any other Person to execute this Guaranty or any other guarantee or agreement of the release or reduction of the liability of any of the other Loan Parties or any other guarantor or surety with respect to the Guaranteed Obligations; or

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(h)           any other circumstance (including, without limitation, any statute of limitations or any existence of or reliance on any representation by the Administrative Agent or any other Secured Party) that might otherwise constitute a defense available to, or a discharge of, such Guarantor, any other Loan Party or any other guarantor or surety other than payment in full in cash of the Guaranteed Obligations.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Administrative Agent or any other Secured Party or by any other Person upon the insolvency, bankruptcy or reorganization of any other Loan Party or otherwise, all as though such payment had not been made.

Section 8.03  Waivers and Acknowledgments.  (a)  Each Guarantor hereby unconditionally and irrevocably waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guaranty, and any requirement that the Administrative Agent or any other Secured Party protect, secure, perfect or insure any Lien or any property or assets subject thereto or exhaust any right or take any action against any other Loan Party or any other Person or any Collateral.

(b)           Each Guarantor hereby unconditionally waives any right to revoke this Guaranty, and acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

(c)           Each Guarantor hereby unconditionally and irrevocably waives (i) any defense arising by reason of any claim or defense based upon an election of remedies by the Secured Parties which in any manner impairs, reduces, releases or otherwise adversely affects the subrogation, reimbursement, exoneration, contribution or indemnification rights of such Guarantor or other rights to proceed against any of the other Loan Parties, any other guarantor or any other Person or any Collateral, and (ii) any defense based on any right of setoff or counterclaim against or in respect of such Guarantor’s obligations hereunder.

(d)           Each Guarantor acknowledges that the Administrative Agent may, without notice to or demand upon such Guarantor and without affecting the liability of the such Guarantor under this Guaranty, foreclose under any Mortgage by nonjudicial sale, and such Guarantor hereby waives any defense to the recovery by the Administrative Agent and the other Secured Parties against such Guarantor of any deficiency after such nonjudicial sale and any defense or benefits that may be afforded by applicable law.

(e)           Each Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Loan Documents and that the waivers set forth in Section 8.02 and this Section 8.03 are knowingly made in contemplation of such benefits.

Section 8.04  Subrogation.  Each Guarantor hereby unconditionally and irrevocably agrees not to exercise any rights that it may now have or may hereafter acquire against any other Loan Party or any other insider guarantor that arise from the existence, payment, performance or enforcement of its Obligations under this Guaranty or under any other Loan Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Administrative Agent or any other Secured Party against such other Loan Party or any other insider guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from such other Loan Party or any other insider guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy

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or right, until such time as all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash, all of the Letters of Credit and all Secured Hedge Agreements shall have expired or been terminated and the Commitments shall have expired or terminated.  If any amount shall be paid to any Guarantor in violation of the immediately preceding sentence at any time prior to the latest of (a) the payment in full in cash of all of the Guaranteed Obligations and all other amounts payable under this Guaranty, (b) the latest date of expiration or termination of all Letters of Credit and all Secured Hedge Agreements, and (c) the Termination Date, such amount shall be held in trust for the benefit of the Administrative Agent and the other Secured Parties and shall forthwith be paid to the Administrative Agent to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Loan Documents, or to be held as Collateral for any Guaranteed Obligations or other amounts payable under this Guaranty thereafter arising.  If (i) any Guarantor shall pay to the Administrative Agent all or any part of the Guaranteed Obligations, (ii) all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash, (iii) all Letters of Credit and all Secured Hedge Agreements and Secured Cash Management Agreements shall have expired or been terminated, and (iv) the Termination Date shall have occurred, the Administrative Agent and the other Secured Parties will, at such Guarantor’s request and expense, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer of subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from the payment made by such Guarantor. Section 8.05  Additional Guarantors.  Upon the execution and delivery by any Person of a guaranty joinder agreement in substantially the form of Exhibit H hereto (each, a “Guaranty Supplement”), (i) such Person shall be referred to as an “Additional Guarantor” and shall become and be a Guarantor hereunder, and each reference in this Guaranty to a “Guarantor” shall also mean and be a reference to such Additional Guarantor, and each reference in any other Loan Document to a “Guarantor” shall also mean and be a reference to such Additional Guarantor, and (ii) each reference herein to “this Guaranty”, “hereunder”, “hereof” or words of like import referring to this Guaranty, and each reference in any other Loan Document to the “Guaranty”, “thereunder”, “thereof” or words of like import referring to this Guaranty, shall include each such duly executed and delivered Guaranty Supplement.

Section 8.06  Continuing Guarantee; Assignments.  This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until the latest of (i) the payment in full in cash of all of the Guaranteed Obligations and all other amounts payable under this Guaranty, (ii) the latest date of expiration or termination of all Letters of Credit and all Secured Hedge Agreements (or the date on which such obligations shall have been Cash Collateralized in the case of Letters of Credit or cash collateralized in a manner reasonably satisfactory to each applicable Hedge Bank in the case of Secured Hedge Agreements), and (iii) the Termination Date, (b) be binding upon each Guarantor and its successors and assigns and (c) inure to the benefit of, and be enforceable by, the Administrative Agent and the other Secured Parties and their respective successors, transferees and assigns.  Without limiting the generality of clause (c) of the immediately preceding sentence, any Lender Party may assign or otherwise transfer all or any portion of its rights and obligations under this Agreement (including, without limitation, all or any portion of its Commitment or Commitments, the Advances owing to it and the Notes held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender Party under this Article VIII or otherwise, in each case as provided in Section 10.07.

Section 8.07  No Reliance.  Each Guarantor has, independently and without reliance upon any Agent or any Lender Party and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty and each other Loan Document to which it is or is to be a party, and such Guarantor has established adequate means of obtaining from each other Loan Party on a continuing basis information pertaining to, and is now and on a

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continuing basis will be completely familiar with, the business, condition (financial or otherwise), operations, performance, properties and prospects of such other Loan Party.

ARTICLE IX

SECURITY

Section 9.01  Grant of Security.  To induce the Lenders to make the Advances, and the Issuing Banks to issue Letters of Credit, each Loan Party hereby grants to the Administrative Agent, for itself and for the ratable benefit of the Secured Parties, as security for the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of the Obligations of such Loan Party under the Loan Documents, all Obligations of such Loan Party under Secured Hedge Agreements and all Secured Cash Management Agreements, and each agreement or instrument delivered by any Loan Party pursuant to any of the foregoing (whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, fees, premiums, penalties, indemnifications, contract causes of action, costs, expenses or otherwise) (collectively, the “Secured Obligations”) a continuing first priority Lien and security interest (but subject to the DIP Financing Orders) in accordance with subsections 364(c)(2) and (3) and 364(d)(1) of the Bankruptcy Code in and to all Collateral of such Loan Party.  “Collateral” means, except as otherwise specified in the DIP Financing Orders, all of the property and assets of each Loan Party and its estate, real and personal, tangible and intangible, whether now owned or hereafter acquired or arising and regardless of where located, including but not limited to:

(a)                                 all Equipment;

(b)                                all Inventory;

(c)                                 all Accounts (and any and all such supporting obligations, security agreements, mortgages, Liens, leases, letters of credit and other contracts being the “Related Contracts”);

(d)                                 all General Intangibles;

(e)                                 the following (the “Security Collateral”):

(i)            the Initial Pledged Equity and the certificates, if any, representing the Initial Pledged Equity, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Pledged Equity and all subscription warrants, rights or options issued thereon or with respect thereto;

(ii)           the Initial Pledged Debt and the instruments, if any, evidencing the Initial Pledged Debt, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Pledged Debt;

(iii)          all additional shares of stock and other Equity Interests from time to time acquired by such Loan Party in any manner (such shares and other Equity Interests, together with the Initial Pledged Equity, being the “Pledged Equity”), and the certificates, if any, representing such additional shares or other Equity Interests, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares or other Equity Interests and all subscription warrants, rights or options

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issued thereon or with respect thereto; provided that solely to the extent and only for so long as the pledge by any Loan Party of more than 66% of the Voting Foreign Stock in a CFC under this Agreement to the Administrative Agent on behalf of the Secured Parties would result in material adverse tax consequences to the Borrower, no Loan Party shall be required to pledge any Equity Interests in any CFC (or any Equity Interests in any entity that is treated as a partnership or a disregarded entity for United States federal income tax purposes and in each case whose assets are solely Equity Interests in CFCs (a “Flow-Through Entity”) that own directly or indirectly through one or more other Flow-Through Entities, Equity Interests in any CFCs) owned or otherwise held by such Loan Party which, when aggregated with all of the other Equity Interests in such CFC (or Flow-Through Entity) pledged by any Loan Party, would result (or would be deemed to result for United States federal income tax purposes) in more than 66% of the total combined voting power of all classes of stock in a CFC entitled to vote (within the meaning of Treasury Regulation Section 1.956-2(c)(2) promulgated under the Internal Revenue Code) (the “Voting Foreign Stock”) (on a fully diluted basis) being pledged to the Administrative Agent, on behalf of the Secured Parties, under this Agreement (although all of the shares of stock in a Foreign Subsidiary not entitled to vote (within the meaning of Treasury Regulation Section 1.956-2(c)(2) promulgated under the Internal Revenue Code) (the “Non-Voting Foreign Stock”) shall be pledged by each of the Loan Parties that owns or otherwise holds any such Non-Voting Foreign Stock therein); provided further that, if, as a result of any change in the tax laws of the United States of America after the date of this Agreement or in any other circumstance, the pledge by such Loan Party of any additional shares of stock in any such Foreign Subsidiary to the Administrative Agent, on behalf of the Secured Parties, under this Agreement would not result in material adverse tax consequences to the Borrower, then, promptly after the change in such laws or circumstance, all such additional shares of stock shall be so pledged under this Agreement;

(iv)          all additional indebtedness from time to time owed to such Loan Party (such indebtedness, together with the Initial Pledged Debt, being the “Pledged Debt”) and the instruments, if any, evidencing such indebtedness, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness; and

(v)           all other investment property (including, without limitation, all (A) securities, whether certificated or uncertificated, (B) security entitlements, (C) securities accounts, (D) commodity contracts and (E) commodity accounts) in which such Loan Party has now, or acquires from time to time hereafter, any right, title or interest in any manner, and the certificates or instruments, if any, representing or evidencing such investment property, and all dividends, distributions, return of capital, interest, distributions, value, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such investment property and all subscription warrants, rights or options issued thereon or with respect thereto (the “Pledged Investment Property”);

(f)                                   the following (collectively, the “Account Collateral”):

(i)            all deposit and other bank accounts and all funds and financial assets from time to time credited thereto (including, without limitation, all Cash Equivalents), all interest, dividends, distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or

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all of such funds and financial assets, and all certificates and instruments, if any, from time to time representing or evidencing such accounts;

(ii)           all promissory notes, certificates of deposit, deposit accounts, checks and other instruments from time to time delivered to or otherwise possessed by the Administrative Agent for or on behalf of such Loan Party, including, without limitation, those delivered or possessed in substitution for or in addition to any or all of the then existing Account Collateral; and

(iii)          all interest, dividends, distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral;

(g)                                the following (collectively, the “Intellectual Property”):

(i)            all patents, patent applications, utility models and statutory invention registrations, all inventions claimed or disclosed therein and all improvements thereto (“Patents”);

(ii)           all trademarks, service marks, domain names, trade dress, logos, designs, slogans, trade names, business names, corporate names and other source identifiers, whether registered or unregistered (provided that no security interest shall be granted in United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law), together, in each case, with the goodwill symbolized thereby (“Trademarks”);

(iii)          all copyrights, including, without limitation, copyrights in Computer Software, internet web sites and the content thereof, whether registered or unregistered (“Copyrights”);

(iv)          all computer software, programs and databases (including, without limitation, source code, object code and all related applications and data files), firmware and documentation and materials relating thereto, together with any and all maintenance rights, service rights, programming rights, hosting rights, test rights, improvement rights, renewal rights and indemnification rights and any substitutions, replacements, improvements, error corrections, updates and new versions of any of the foregoing (“Computer Software”);

(v)           all confidential and proprietary information, including, without limitation, know-how, trade secrets, manufacturing and production processes and techniques, inventions, research and development information, databases and data, including, without limitation, technical data, financial, marketing and business data, pricing and cost information, business and marketing plans and customer and supplier lists and information (collectively, “Trade Secrets”), and all other intellectual, industrial and intangible property of any type, including, without limitation, industrial designs and mask works;

(vi)          all registrations and applications for registration for any of the foregoing, including, without limitation, those registrations and applications for registration set forth in Schedule II hereto (as such Schedule II may be supplemented from time to time by

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supplements to the IP Security Agreement, each such supplement being substantially in the form of Exhibit G hereto (an “IP Security Agreement Supplement”), executed by such Loan Party to the Administrative Agent from time to time), together with all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations thereof;

(vii)         all tangible embodiments of the foregoing, all rights in the foregoing provided by international treaties or conventions, all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Loan Party accruing thereunder or pertaining thereto;

(viii)        any and all claims for damages and injunctive relief for past, present and future infringement, dilution, misappropriation, violation, misuse or breach with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

(ix)           all agreements, permits, consents, orders and franchises relating to the license, development, use or disclosure of any of the foregoing to which such Loan Party, now or hereafter, is a party or a beneficiary, including, without limitation, the material and key agreements not entered into in the ordinary course of business set forth in Schedule III hereto (such scheduled agreements, the “IP Agreements”);

(h)                                all of the right, title and interest of the Loan Parties in all real property the title to which is held by the Loan Parties, or the possession of which is held by the Loan Parties pursuant to leasehold interest, and in all such leasehold interests, together in each case with all of the right, title and interest of the Loan Parties in and to all buildings, improvements, and fixtures related thereto, any lease or sublease thereof, all general intangibles relating thereto and all proceeds thereof (collectively, the “Real Property Collateral”);

(i)                                    all books and records (including, without limitation, customer lists, credit files, printouts and other computer output materials and records) of such Loan Party pertaining to any of the Collateral; and

(j)                                    all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and supporting obligations relating to, any and all of the Collateral (including, without limitation, proceeds, collateral and supporting obligations that constitute property of the types described in clauses (a) through (i) of this Section 9.01 and this clause (k)) and, to the extent not otherwise included, all (A) payments under insurance (whether or not the Administrative Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral, (B) tort claims, including, without limitation, all commercial tort claims and (C) cash;

provided that Collateral shall not include any rights or interests of a Grantor in any joint venture if, under applicable law or the terms of the applicable contract with respect thereto, the valid grant of a security interest or other Lien therein hereunder is prohibited and such prohibition has not been or is not waived or the consent of each other party to such contract has not been or is not otherwise obtained or under applicable law such prohibition cannot be waived, provided further that the foregoing exclusion shall in no way be construed (i) to apply if any such prohibition is ineffective or unenforceable under the UCC (including Sections 9-406, 9-407, 9-408 or 9-409), by any order of the Bankruptcy Court or any other applicable law or (ii) so as to limit, impair or otherwise affects the Administrative Agent’s unconditional

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continuing security interest in and Lien upon any rights or interests of any Grantor in or to monies due or to become due under any such contract.

Section 9.02  Further Assurances.  (a)  Each Loan Party agrees that from time to time, at the expense of such Loan Party, such Loan Party will promptly execute and deliver, or otherwise authenticate, all further instruments and documents, and take all further action that may be necessary or desirable, or that any Agent may reasonably request, in order to perfect and protect any pledge or security interest granted or purported to be granted by such Loan Party hereunder or to enable such Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral of such Loan Party.  Without limiting the generality of the foregoing, each Loan Party will promptly with respect to Collateral of such Loan Party:  (i) if any such Collateral shall be evidenced by a promissory note or other instrument or chattel paper, deliver and pledge to such Agent hereunder such note or instrument or chattel paper duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to such Agent; (ii) execute or authenticate and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as any Agent may reasonably request, in order to perfect and preserve the security interest granted or purported to be granted by such Loan Party hereunder; (iii) deliver to such Agent for benefit of the Secured Parties certificates representing Pledged Collateral that constitutes certificated securities, accompanied by undated stock or bond powers executed in blank; (iv) take all action necessary to ensure that such Agent has control of Pledged Collateral and of Collateral consisting of deposit accounts, electronic chattel paper, letter-of-credit rights and transferable records as provided in Sections 9-104, 9-105, 9-106 and 9-107 of the UCC and in Section 16 of the Uniform Electronics Transactions Act, as in effect in the jurisdiction governing such transferable record; (v) take all necessary action to ensure that such Agent’s security interest is noted on any certificate of ownership related to any Collateral evidenced by a certificate of ownership; (vi) cause such Agent to be the beneficiary under all letters of credit that constitute Collateral, with the exclusive right to make all draws under such letters of credit, and with all rights of a transferee under Section 5-114(e) of the UCC; and (vii) deliver to such Agent evidence that all other action that such Agent may deem reasonably necessary or desirable in order to perfect and protect the security interest created by such Loan Party under this Agreement has been taken.

(b)           Each Loan Party hereby authorizes each Agent to file one or more financing or continuation statements, and amendments thereto, including, without limitation, one or more financing statements indicating that such financing statements cover all assets or all personal property (or words of similar effect) of such Loan Party, in each case without the signature of such Loan Party, and regardless of whether any particular asset described in such financing statements falls within the scope of the UCC or the granting clause of this Agreement.  A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.  Each Loan Party ratifies its authorization for each Agent to have filed such financing statements, continuation statements or amendments filed prior to the date hereof.

(c)           Each Loan Party will furnish to each Agent from time to time statements and schedules further identifying and describing the Collateral of such Loan Party and such other reports in connection with such Collateral as such Agent may reasonably request, all in reasonable detail.

(d)           Notwithstanding subsections (a) and (b) of this Section 9.02, or any failure on the part of any Loan Party or any Agent to take any of the actions set forth in such subsections, the Liens and security interests granted herein shall be deemed valid, enforceable and perfected by entry of the Interim Order and the Final Order, as applicable if and to the extent perfection may be achieved by the entry of the DIP Financing Orders.  No financing statement, notice of Lien, mortgage, deed of trust or similar instrument in any jurisdiction or filing office need be filed or any other action taken in order to validate

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and perfect the Liens and security interests granted by or pursuant to this Agreement, the Interim Order or the Final Order.

Section 9.03  Rights of Lender; Limitations on Lenders’ Obligations.  (a)  Subject to each Loan Party’s rights and duties under the Bankruptcy Code (including section 365 of the Bankruptcy Code), and anything herein to the contrary notwithstanding, (i) each Loan Party shall remain liable under the contracts and agreements included in such Loan Party’s Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Administrative Agent of any of the rights hereunder shall not release any Loan Party from any of its duties or obligations under the contracts and agreements included in the Collateral and (iii) no Secured Party shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement or any other Loan Document, nor shall any Secured Party be obligated to perform any of the obligations or duties of any Loan Party thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

(b)           Except as otherwise provided in this subsection (b), each Loan Party will continue to collect, at its own expense, all amounts due or to become due such Loan Party under the Accounts and Related Contracts.  In connection with such collections, such Loan Party may take (and at the Administrative Agent’s reasonable direction, will take) such action as such Loan Party or the Administrative Agent may reasonably deem necessary or advisable to enforce collection of the Accounts and Related Contracts; provided, however, that, subject to any requirement of notice provided in the DIP Financing Orders or in Section 6.01, the Administrative Agent shall have the right at any time, upon the occurrence and during the continuance of an Event of Default, to notify the obligors under any Accounts and Related Contracts of the assignment of such Accounts and Related Contracts to the Administrative Agent and to direct such obligors to make payment of all amounts due or to become due to such Loan Party thereunder directly to the Administrative Agent and, upon such notification and at the expense of such Loan Party, to enforce collection of any such Accounts and Related Contracts, to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Loan Party might have done, and to otherwise exercise all rights with respect to such Accounts and Related Contracts, including, without limitation, those set forth in Section 9-607 of the UCC.  Upon and during the exercise by the Administrative Agent on behalf of the Lenders of any of the remedies described in the proviso of the immediately preceding sentence, (i) any and all amounts and proceeds (including, without limitation, instruments) received by such Loan Party in respect of the Accounts and Related Contracts of such Loan Party shall be received in trust for the benefit of the Administrative Agent hereunder, shall be segregated from other funds of such Loan Party and shall be forthwith paid over to the Administrative Agent in the same form as so received (with any necessary endorsement) to be deposited in a collateral account maintained with the Administrative Agent and applied as provided in Section 9.07(b) and (ii) such Loan Party will not adjust, settle or compromise the amount or payment of any Account or amount due on any Related Contract, release wholly or partly any obligor thereof, or allow any credit or discount thereon.  No Loan Party will permit or consent to the subordination of its right to payment under any of the Accounts and Related Contracts to any other indebtedness or obligations of the obligor thereof.

(c)           Each Initial Lender shall have the right to make test verification of the Accounts (other than Accounts that any Loan Party is required to maintain as “classified”) in any manner and through any medium that it considers advisable in its reasonable discretion, and each Loan Party agrees to furnish all such assistance and information as any Initial Lender may reasonably require in connection therewith.

Section 9.04  Covenants of the Loan Parties with Respect to Collateral.  Each Loan Party hereby covenants and agrees with the Administrative Agent that from and after the date of this Agreement

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and until the Secured Obligations (other than contingent indemnification obligations which are not then due and payable) are fully satisfied or Cash Collateralized:

(a)           Delivery and Control of Pledged Collateral.

(i)            All certificates or instruments representing or evidencing Pledged Collateral shall be delivered to and held by or on behalf of the Administrative Agent pursuant hereto, and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Administrative Agent.  In addition, the Administrative Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.

(ii)           With respect to any Pledged Collateral in which any Loan Party has any right, title or interest and that constitutes an uncertificated security, such Loan Party will cause the issuer thereof either (i) to register the Administrative Agent as the registered owner of such security or (ii) to agree in an authenticated record with such Loan Party and the Administrative Agent that such issuer will comply with instructions with respect to such security originated by the Administrative Agent without further consent of such Loan Party, such authenticated record to be in form and substance reasonably satisfactory to the Administrative Agent.  With respect to any Pledged Collateral in which any Loan Party has any right, title or interest and that is not an uncertificated security, such Loan Party will notify each such issuer of Pledged Equity that such Pledged Equity is subject to the security interest granted hereunder.

(iii)          Except as provided in Section 9.07, such Loan Party shall be entitled to receive all cash dividends paid in respect of the Pledged Collateral (other than liquidating or distributing dividends).  Any sums paid upon or in respect of any of the Pledged Equity upon the liquidation or dissolution of any issuer of any of the Initial Pledged Equity, any distribution of capital made on or in respect of any of the Initial Pledged Equity or any property distributed upon or with respect to any of the Initial Pledged Equity pursuant to the recapitalization or reclassification of the capital of any issuer of Initial Pledged Equity or pursuant to the reorganization thereof shall be delivered to the Administrative Agent to hold as collateral for the Secured Obligations.

(iv)          Except as provided in Section 9.07, such Loan Party will be entitled to exercise all voting, consent and corporate rights with respect to Pledged Equity; provided, however, that no vote shall be cast, consent given or right exercised or other action taken by such Loan Party which would materially impair the Pledged Collateral or which would be inconsistent in any material respect with or result in any violation of any provision of this Agreement or any other Loan Document or, without prior notice to the Administrative Agent, to enable or take any other action to permit any issuer of Pledged Equity to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of any issuer of Pledged Equity other than issuances, transfers and grants to a Loan Party.

(v)           Such Loan Party shall not grant control over any investment property to any Person other than the Administrative Agent, except to the extent permitted pursuant to this Agreement.

(vi)          In the case of each Loan Party which is an issuer of Pledged Equity, such Loan Party agrees to be bound by the terms of this Agreement relating to the Pledged Equity issued by it and will comply with such terms insofar as such terms are applicable to it.

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(b)                                Maintenance of Records.  Such Loan Party will keep and maintain, at its own cost and expense, reasonably satisfactory and complete records of the Collateral, in all material respects, including, without limitation, a record of all payments received and all credits granted with respect to the Collateral and all other material dealings concerning the Collateral.  For the Administrative Agent’s further security, each Loan Party agrees that the Administrative Agent shall have a property interest in all of such Loan Party’s books and records pertaining to the Collateral and, upon the occurrence and during the continuation of an Event of Default, such Loan Party shall deliver and turn over any such books and records to the Administrative Agent or to its representatives at any time on demand of the Administrative Agent.

(c)                                 Indemnification With Respect to Collateral.  In any suit, proceeding or action brought by the Administrative Agent relating to any Collateral for any sum owing thereunder or to enforce any provision of any Collateral, such Loan Party will save, indemnify and keep the Secured Parties harmless from and against all reasonable and documented out-of-pocket expense, loss or damage suffered by the Secured Parties by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder, arising out of a breach by such Loan Party of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from such Loan Party, and all such obligations of such Loan Party shall be and remain enforceable against and only against such Loan Party and shall not be enforceable against the Administrative Agent.

(d)                                Limitation on Liens on Collateral.  Such Loan Party will not create, permit or suffer to exist, and will defend the Collateral against and take such other action as is necessary to remove, any Lien on the Collateral except Liens permitted under Section 5.02(a) and will defend the right, title and interest of the Administrative Agent in and to all of such Loan Party’s rights under the Collateral against the claims and demands of all Persons whomsoever other than claims or demands arising out of Liens permitted under Section 5.02(a).

(e)                                 Limitations on Modifications of Eligible Receivable.  Such Loan Party will not, without the Administrative Agent’s prior written consent, grant any extension of the time of payment under or in respect of any of the Eligible Receivable or Related Contracts, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any Person liable for the payment thereof, or allow any credit or discount whatsoever thereon other than any of the foregoing which are done in the ordinary course of business, consistent with past practices, and trade discounts granted in the ordinary course of business of such Loan Party.

(f)                                   Notices.  Such Loan Party will advise the Administrative Agent promptly after it obtains knowledge thereof, in reasonable detail, (i) of any Lien asserted against any of the Collateral other than Liens permitted under Section 5.02(a), and (ii) of the occurrence of any other event which would result in a Material Adverse Effect.

(g)                                As to Intellectual Property.

(i)            Unless such Loan Party shall have previously determined that such Intellectual Property is no longer desirable in the conduct of such Loan Party’s business and that the loss thereof would not be reasonably likely to have a Material Adverse Effect, with respect to each item of Intellectual Property owned by such Loan Party and that is the subject of a patent, registration or application therefor, each Loan Party agrees to take, at its expense, all commercially reasonable steps, including, without limitation, in the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other United

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States governmental authority, to (A) maintain the validity and enforceability of such Intellectual Property and maintain such Intellectual Property in full force and effect, and (B) pursue the registration and maintenance of each patent, trademark registration, or copyright registration or application therefor, now or hereafter included in such Intellectual Property owned by such Loan Party, including, without limitation, to the extent determined by such Loan Party to be desirable, the payment of required fees and taxes, the filing of responses to office actions issued by the U.S. Patent and Trademark Office, the U.S. Copyright Office or other governmental authorities, the filing of applications for renewal or extension, the filing of affidavits under Sections 8 and 15 of the U.S. Trademark Act, the filing of divisional, continuation, continuation-in-part, reissue and renewal applications or extensions, the payment of maintenance fees and the participation in interference, reexamination, opposition, cancellation, infringement and misappropriation proceedings, in each case as applicable.  Except to the extent permitted pursuant to this Agreement, no Loan Party shall, without the written consent of the Administrative Agent, abandon any patented or registered Intellectual Property owned by such Loan Party, or abandon any right to file an application for patent, trademark, or copyright, unless such Loan Party shall have previously determined that the pursuit or maintenance of such Intellectual Property is no longer desirable in the conduct of such Loan Party’s business and that the loss thereof would not be reasonably likely to have a Material Adverse Effect, in which case, such Loan Party will give notice quarterly of any such abandonment to the Administrative Agent.

(ii)           If the result of such abandonment, invalidity, unenforceability or any other action is reasonably likely to have a Material Adverse Effect, each Loan Party agrees promptly to notify the Administrative Agent if such Loan Party becomes aware (A) that any item of the Intellectual Property it owns may have become abandoned, placed in the public domain, invalid or unenforceable, or of any adverse determination or development regarding such Loan Party’s ownership of any of the Intellectual Property or its right to register the same or to keep and maintain and enforce the same, or (B) of any adverse determination or the institution of any proceeding (including, without limitation, the institution of any proceeding in the U.S. Patent and Trademark Office or any court) regarding any item of Intellectual Property owned by such Loan Party.

(iii)          In the event that any Loan Party becomes aware that any item of the Intellectual Property owned by such Loan Party is being infringed or misappropriated by a third party, and such infringement or misappropriation is reasonably likely to result in a Material Adverse Effect, such Loan Party shall promptly notify the Administrative Agent and shall take such actions, at its expense, as such Loan Party or the Administrative Agent deems reasonable and appropriate under the circumstances to protect or enforce such Intellectual Property, including, without limitation, suing for infringement or misappropriation and for an injunction against such infringement or misappropriation.

(iv)          Each Loan Party shall take all steps which it or the Administrative Agent deems reasonable and appropriate under the circumstances to preserve and protect each item of Intellectual Property owned by such Loan Party, including, without limitation, maintaining the quality of any and all products or services used or provided in connection with any of the Trademarks owned by such Loan Party, substantially consistent with the quality of the products and services as of the date hereof, and taking all steps necessary to ensure that all licensed users of any of the Trademarks owned by such Party use such consistent standards of quality.

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(v)           Each Loan Party agrees that should it obtain a material ownership interest in any item of the type set forth in Section 9.01(g) that is not on the date hereof a part of the Intellectual Property (“After-Acquired Intellectual Property”) (i) the provisions of this Agreement shall automatically apply thereto, and (ii) any such After-Acquired Intellectual Property and, in the case of trademarks, the goodwill symbolized thereby, shall automatically become part of the Intellectual Property subject to the terms and conditions of this Agreement with respect thereto.  At the end of each quarter, each Loan Party shall give prompt written notice to the Administrative Agent identifying the After-Acquired Intellectual Property that is the subject of patents or registrations or applications for registration thereof (other than patent applications the disclosure of which shall not be required until a patent is issued) acquired during such quarter, and such Loan Party shall execute and deliver to the Administrative Agent with such written notice, or otherwise authenticate, an IP Security Agreement Supplement covering such After-Acquired Intellectual Property and any newly issued patents, which IP Security Agreement Supplement may be recorded by the Administrative Agent with the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other governmental authorities necessary to perfect the security interest hereunder in such After-Acquired Intellectual Property.

Section 9.05  Performance by Agent of the Loan Parties’ Obligations.

(a)  Administrative Agent Appointed Attorney-in-Fact.  Each Loan Party hereby irrevocably appoints the Administrative Agent such Loan Party’s attorney-in-fact, with full authority in the place and stead of such Loan Party and in the name of such Loan Party or otherwise, from time to time following the occurrence and during the continuance of an Event of Default, in the Administrative Agent’s discretion, to take any action and to execute any instrument that the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

(i)            to obtain and adjust insurance required to be paid to the Administrative Agent pursuant to this Agreement,

(ii)           to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

(iii)          to receive, indorse and collect any drafts or other instruments, documents and chattel paper, in connection with clause (i) or (ii) above, and

(iv)          to file any claims or take any action or institute any proceedings that the Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Administrative Agent with respect to any of the Collateral.

(b)           Administrative Agent May Perform.  If any Loan Party fails to perform any agreement contained herein related to the Lien and security interest granted hereunder in the Collateral, the Administrative Agent may, as the Administrative Agent deems reasonably necessary to protect the security interest granted hereunder in the Collateral or to protect the value thereof, but without any obligation to do so and without notice, itself perform, or cause performance of, such agreement, and the expenses of the Administrative Agent incurred in connection therewith shall be payable by such Loan Party under Section 10.04.

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(c)           Performance of such Loan Party’s agreements as permitted under this Section 9.05 shall in no way constitute a violation of the automatic stay provided by section 362 of the Bankruptcy Code and each Loan Party hereby waives applicability thereof.  Moreover, the Administrative Agent shall in no way be responsible for the payment of any costs incurred in connection with preserving or disposing of Collateral pursuant to section 506(c) of the Bankruptcy Code and the Collateral may not be charged for the incurrence of any such cost.

Section 9.06  The Administrative Agent’s Duties.  (a)  The powers conferred on the Administrative Agent hereunder are solely to protect the Secured Parties’ interest in the Collateral and shall not impose any duty upon it to exercise any such powers.  Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not any Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral.  The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which it accords its own property.

(b)           Anything contained herein to the contrary notwithstanding, the Administrative Agent may from time to time, when the Administrative Agent deems it to be necessary, appoint one or more subagents (each a “Subagent”) for the Administrative Agent hereunder with respect to all or any part of the Collateral.  In the event that the Administrative Agent so appoints any Subagent with respect to any Collateral, (i) the assignment and pledge of such Collateral and the security interest granted in such Collateral by each Loan Party hereunder shall be deemed for purposes of this Security Agreement to have been made to such Subagent, in addition to the Administrative Agent, for the ratable benefit of the Secured Parties, as security for the Secured Obligations of such Loan Party, (ii) such Subagent shall automatically be vested, in addition to the Administrative Agent, with all rights, powers, privileges, interests and remedies of the Administrative Agent hereunder with respect to such Collateral, and (iii) the term “Administrative Agent,” when used herein in relation to any rights, powers, privileges, interests and remedies of the Administrative Agent with respect to such Collateral, shall include such Subagent; provided, however, that no such Subagent shall be authorized to take any action with respect to any such Collateral unless and except to the extent expressly authorized in writing by the Administrative Agent.

Section 9.07  Remedies.  If any Event of Default shall have occurred and be continuing, at the written request, or with the written consent, of the Required Lenders, by five days’ prior written notice to the Borrower and subject to the Interim Order or the Final Order, as applicable:

(a)           Subject to and in accordance with the DIP Financing Orders, the Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected Collateral) and also may:  (i) require each Loan Party to, and each Loan Party hereby agrees that it will at its expense and upon request of the Administrative Agent forthwith, assemble all or part of the Collateral as directed by the Administrative Agent and make it available to the Administrative Agent at a place and time to be designated by the Administrative Agent that is reasonably convenient to both parties; (ii) without notice except as specified below or in the DIP Financing Orders, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Administrative Agent’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable; (iii) occupy any premises owned or leased by any of the Loan Parties where the Collateral or any part thereof

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is assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to such Loan Party in respect of such occupation; and (iv) exercise any and all rights and remedies of any of the Loan Parties under or in connection with the Collateral, or otherwise in respect of the Collateral, including, without limitation, (A) any and all rights of such Loan Party to demand or otherwise require payment of any amount under, or performance of any provision of, the Accounts, the Related Contracts and the other Collateral, (B) withdraw, or cause or direct the withdrawal, of all funds with respect to the Account Collateral and (C) exercise all other rights and remedies with respect to the Accounts, the Related Contracts and the other Collateral, including, without limitation, those set forth in Section 9-607 of the UCC.  Each Loan Party agrees that, to the extent notice of sale shall be required by law, at least 5 days’ notice to such Loan Party of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification.  The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given.  The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b)           Any cash held by or on behalf of the Administrative Agent and all cash proceeds received by or on behalf of the Administrative Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, subject to the DIP Financing Orders and in the discretion of the Administrative Agent, be held by the Administrative Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Administrative Agent pursuant to Section 9.08) in whole or in part by the Administrative Agent for the ratable benefit of the Secured Parties against, all or any part of the Secured Obligations, in the following manner:

(i)            first, paid ratably to each Agent for any amounts then owing to such Agent pursuant to Section 10.04 or otherwise under the Loan Documents;

(ii)           second: ratably (1) paid to the Lenders for any amounts then owing to them, in their capacities as such, in respect of the Obligations under the Facilities ratably in accordance with such respective amounts then owing to such Lenders, (2) paid to each Cash Management Bank or Hedge Bank in respect of Secured Cash Management Agreements and Secured Hedge Agreements in an aggregate amount for all such obligations not to exceed the Bank Product Reserves and (3) deposited as Collateral in the L/C Cash Collateral Account up to an amount equal to 105% of the aggregate Available Amount of all outstanding Letters of Credit, provided that in the event that any such Letter of Credit is drawn, the Administrative Agent shall pay to the Issuing Bank that issued such Letter of Credit the amount held in the L/C Cash Collateral Account in respect of such Letter of Credit, provided further that, to the extent that any such Letter of Credit shall expire or terminate undrawn and as a result thereof the amount of the Collateral in the L/C Cash Collateral Account shall exceed 105% of the aggregate Available Amount of all then outstanding Letters of Credit, such excess amount of such Collateral shall be applied in accordance with the remaining order of priority set out in this Section 9.07(b); and

(iii)          third: ratably to each Hedge Bank and Cash Management Bank, to the extent not included in clause (ii) above, in respect of all remaining Obligations under Secured Hedge Agreements and Secured Cash Management Agreements.

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(c)           After the occurrence and during the continuance of an Event of Default, all payments received by any Loan Party under or in connection with the Collateral shall be received in trust for the benefit of the Administrative Agent, and shall be segregated from other funds of such Loan Party and shall be forthwith paid over to the Administrative Agent in the same form as so received (with any necessary endorsement).

(d)           After the occurrence and during the continuance of an Event of Default, the Administrative Agent may, without notice to any Loan Party except as required by law or by the DIP Financing Orders and at any time or from time to time, charge, set off and otherwise apply all or any part of the Secured Obligations against any funds held with respect to the Account Collateral or in any other deposit account.

(e)           In the event of any sale or other disposition of any of the Intellectual Property owned by any Loan Party, the goodwill symbolized by any Trademarks subject to such sale or other disposition shall be included therein, and such Loan Party shall supply to the Administrative Agent or its designee such Loan Party’s know-how and expertise, and documents and things relating to any Intellectual Property owned by such Loan Party and subject to such sale or other disposition, and such Loan Party’s customer lists and other records and documents relating to such Intellectual Property and to the manufacture, distribution, advertising and sale of products and services of such Loan Party.

(f)            The Administrative Agent is authorized, in connection with any sale of the Pledged Collateral pursuant to this Section 9.07, to deliver or otherwise disclose to any prospective purchaser of the Pledged Collateral any information in its possession relating to such Pledged Collateral.

(g)           To the extent that any rights and remedies under this Section 9.07 would otherwise be in violation of the automatic stay of section 362 of the Bankruptcy Code, such stay shall be deemed modified, as set forth in the Interim Order or Final Order, as applicable, to the extent necessary to permit the Administrative Agent to exercise such rights and remedies.

Section 9.08  Modifications.  (a)  Upon and following entry of the Final Order, the Liens, lien priority, administrative priorities and other rights and remedies granted to the Administrative Agent for the benefit of the Lenders pursuant to this Agreement and the DIP Financing Orders (specifically, including, but not limited to, the existence, perfection and priority of the Liens provided herein and therein and the administrative priority provided herein and therein) shall not be modified, altered or impaired in any manner by any other financing or extension of credit or incurrence of Debt by any of the Loan Parties (pursuant to section 364 of the Bankruptcy Code or otherwise), or by any dismissal or conversion of any of the Cases, or by any other act or omission whatsoever (other than in connection with any disposition permitted hereunder).  Without limitation, notwithstanding any such order, financing, extension, incurrence, dismissal, conversion, act or omission:

(i)            except for the Carve-Out having priority over the Secured Obligations, no costs or expenses of administration which have been or may be incurred in any of the Cases or any conversion of the same or in any other proceedings related thereto, and no priority claims, are or will be prior to or on a parity with any claim of the Administrative Agent or the Lenders against the Loan Parties in respect of any Obligation;

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(ii)           the Liens and security interests granted herein and in the DIP Financing Orders shall constitute valid and perfected first priority Liens and security interests (if and to the extent perfection may be achieved by the entry of the DIP Financing Orders) (subject only to (A) the Carve-Out, (B) Permitted Liens in existence on the Petition Date, (C) Liens permitted under section 5.02(a)(v) and in existence on the Petition Date and (D) only to the extent such post-petition perfection is expressly permitted by the Bankruptcy Code, valid, nonavoidable and enforceable Liens existing as of the Petition Date, but perfected after the Petition Date, in accordance with subsections 364(c)(2) and (3) and 364(d) of the Bankruptcy Code), and shall be prior to all other Liens and security interests (other than those set forth in sub-clauses (A) through (D) herein), now existing or hereafter arising, in favor of any other creditor or any other Person whatsoever; and

(iii)          the Liens and security interests granted hereunder shall continue valid and perfected without the necessity that financing statements be filed or that any other action be taken under applicable nonbankruptcy law (if and to the extent perfection may be achieved by the entry of the DIP Financing Orders).

(b)           Notwithstanding any failure on the part of any Loan Party or the Administrative Agent or the Lenders to perfect, maintain, protect or enforce the Liens and security interests in the Collateral granted hereunder, the Interim Order and the Final Order (when entered) shall automatically, and without further action by any Person, perfect such Liens and security interests against the Collateral (if and to the extent perfection may be achieved by the entry of the DIP Financing Orders).

Section 9.09  Release; Termination.  (a)  Upon any sale, lease, transfer or other disposition of any item of Collateral of any Loan Party in accordance with the terms of the Loan Documents (other than sales of Inventory in the ordinary course of business), the Administrative Agent will, at such Loan Party’s expense, execute and deliver to such Loan Party such documents as such Loan Party shall reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted hereby; provided, however, that (i) at the time of such request and such release no Default shall have occurred and be continuing, (ii) such Loan Party shall have delivered to the Administrative Agent, at least 5 Business Days prior to the date of the proposed release, a written request for release describing the item of Collateral and the terms of the sale, lease, transfer or other disposition in reasonable detail, including, without limitation, the price thereof and any expenses in connection therewith, together with a form of release for execution by the Administrative Agent and a certificate of such Loan Party to the effect that the transaction is in compliance with the Loan Documents and as to such other matters as the Administrative Agent may reasonably request, and (iii) the Borrower shall comply with Section 2.06 with respect to such sale, lease, transfer or other disposition.

(b)           Upon the latest of (i) the payment in full in cash of the Secured Obligations (other than contingent indemnification obligations which are not then due and payable; provided that in the case of any such obligations as to which the Administrative Agent or any Lender Party has made a claim which has not been satisfied, such obligations have been cash collateralized in an amount sufficient in the reasonable judgment of the Administrative Agent or such Lender Party to satisfy such claim), (ii) the Termination Date and (iii) the termination or expiration of all Letters of Credit, the pledge and security interest granted hereby shall terminate and all rights to the Collateral shall revert to the applicable Loan Party.  Upon any such termination, the Administrative Agent will, at the applicable Loan Party’s expense, execute and deliver to such Loan Party such documents as such Loan Party shall reasonably request to evidence such termination.

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ARTICLE X

MISCELLANEOUS

Section 10.01  Amendments, Etc.No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Borrower or any other Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders (or the Initial Lenders, as applicable) and the Borrower or the applicable Loan Party, as the case may be, and acknowledged by the Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, waiver or consent shall:

(a)           waive any condition set forth in Section 3.01 or 3.03 without the written consent of each Initial Lender;

(b)           extend or increase the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 2.05 or Section 6.01) without the written consent of such Lender  (it being understood that a waiver of any condition precedent in Article III or the waiver of any Default, Event of Default or mandatory prepayment shall not constitute an increase of any Commitment of a Lender);

(c)           postpone any date fixed by this Agreement or any other Loan Document for any payment (but not any prepayment) of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document without the written consent of each Lender directly adversely affected thereby;

(d)           reduce the principal of, or the rate of interest specified herein on, any Advance, or any fees or other amounts payable hereunder or under any other Loan Document (it being understood that any waiver of default interest payable pursuant to Section 2.07 or any waiver of a Default or Event of Default and any amendment or waiver of the applicability of a Specified Interest Accrual Event, shall not constitute a decrease in the rate of interest or fees for this purpose) or alter the pro rata sharing of payments required hereunder, whether by modification of Section 2.11 or 2.13 or otherwise, without the written consent of each Lender directly adversely affected thereby;

(e)           change the definition of “Required Lenders”, “Supermajority Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or grant any consent hereunder, in each case in a manner that would have the direct effect of reducing the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or grant any consent hereunder, without the written consent of each Lender;

(f)            release one or more Guarantors (or otherwise limit such Guarantors’ liability with respect to the Obligations owing to the Agents and the Lender Parties under the Guaranties) if such release or limitation is in respect of all or substantially all of the value of the Guaranties to the Lender Parties, or release all or substantially all of the Collateral or release the Superpriority Claim of the Lenders, in each case without the written consent of each Lender; and

(g)           amend, modify or waive the provisions of Section 5.04(b) without the consent of the Supermajority Lenders;

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(h)           change the definition of any of “Availability”, “Bank Product Reserves”, “Borrowing Base”, “Eligible Inventory”, “Eligible Receivables”, or “Reserves”, in each case in a manner adverse to the Lenders, without the written consent of the Supermajority Lenders; and

(i)            amend, modify or waive the provisions of (A) Section 6.01(n) or (t) relating to the Rollup Revolving Credit Facility (including, without limitation, the use of any proceeds of the Rollup Revolving Credit Advances) or (B) Section 6.01(r) without the consent of each Lender adversely affected thereby;

and provided further that (i) no amendment, waiver or consent shall, unless in writing and signed by the Issuing Banks, in addition to the Lenders required above, adversely affect the rights or duties of the Issuing Banks under this Agreement or any Letter of Credit Application relating to any Letter of Credit issued or to be issued by it; and (ii) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document.  Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that the Commitment of such Lender may not be increased or extended without the consent of such Lender (it being understood that a waiver of any condition precedent in Article III or the waiver of any Default, Event of Default or mandatory prepayment shall not constitute an increase of any Commitment of a Lender).

Section 10.02  Notices, Posting of Approved Electronic Communications, Etc.  (a) All notices, demands, requests, consents and other communications provided for in this Agreement shall be given in writing, or by any telecommunication device capable of creating a written record (including electronic mail), and addressed to the party to be notified as follows:

(i)            if to the Borrower or any other Loan Party, Chemtura Corporation, at 199 Benson Road, Middlebury, CT 06749, Attention: Chief Financial Officer, Telecopier number: (203) 573-2214, E-mail Address: stephen.forsyth@chemtura.com, with a copy to Kirkland & Ellis LLP, counsel to the Loan Parties, at its address at 153 E 53rd Street, New York, New York 10022, Attention: Yongjin Im, Telecopier number: (212) 446-6460, E-Mail Address: yim@kirkland.com

(ii)           if to the Administrative Agent, Citibank, N.A., Two Penns Way, New Castle, 19720, Attention: Bank Loan Syndications Department, Telecopier number (212) 994-0961, E-Mail Address: oploanswebadmin@citigroup.com

(iii)          if to any Issuing Bank or any other Lender Party, to it at its address (or telecopier number) set forth in its Administrative Questionnaire,

or at such other address as shall be notified in writing (x) in the case of the Borrower and the Administrative Agent, to the other parties and (y) in the case of all other parties, to the Borrower and the Administrative Agent.

(b)           All notices, demands, requests, consents and other communications described in Section 10.02(a) shall be effective (i) if delivered by hand, including any overnight courier service, upon personal delivery, (ii) if delivered by mail, when deposited in the mails, (iii) if delivered by posting to an Approved Electronic Platform, an Internet website or a similar telecommunication device requiring that a user have prior access to such Approved Electronic Platform, website or other device (to the extent permitted by this Section 10.2 to be delivered thereunder), when such notice, demand, request, consent and other communication shall have been made generally available on such Approved Electronic Platform, Internet website or similar device to the class of Person being notified (regardless of whether

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any such Person must accomplish, and whether or not any such Person shall have accomplished, any action prior to obtaining access to such items, including registration, disclosure of contact information, compliance with a standard user agreement or undertaking a duty of confidentiality) and such Person has been notified in respect of such posting that a communication has been posted to the Approved Electronic Platform and (iv) if delivered by electronic mail or any other telecommunications device, when transmitted to an electronic mail address (or by another means of electronic delivery) as provided in Section 10.02(a); provided, however, that notices and communications to the Administrative Agent pursuant to Article II, III or VII shall not be effective until received by the Administrative Agent.

(c)           Notwithstanding Sections 10.02(a) and (b) (unless the Administrative Agent requests that the provisions of Sections 10.02(a) and (b) be followed) and any other provision in this Agreement or any other Loan Document providing for the delivery of any Approved Electronic Communication by any other means, the Loan Parties shall deliver all Approved Electronic Communications to the Administrative Agent by properly transmitting such Approved Electronic Communications in an electronic/soft medium in a format acceptable to the Administrative Agent to oploanswebadmin@citigroup.com or such other electronic mail address (or similar means of electronic delivery) as the Administrative Agent may notify to the Borrower.  Nothing in this Section 10.02(c) shall prejudice the right of the Administrative Agent or any Lender Party to deliver any Approved Electronic Communication to any Loan Party in any manner authorized in this Agreement or to request that the Borrower effect delivery in such manner.

(d)           Each of the Lender Parties and each Loan Party agree that the Administrative Agent may, but shall not be obligated to, make the Approved Electronic Communications available to the Lender Parties by posting such Approved Electronic Communications on IntraLinks™ or a substantially similar electronic platform chosen by the Administrative Agent to be its electronic transmission system (the “Approved Electronic Platform”).

(e)           Although the Approved Electronic Platform and its primary web portal are secured with generally-applicable security procedures and policies implemented or modified by the Administrative Agent from time to time (including, as of the Closing Date, a dual firewall and a User ID/Password Authorization System) and the Approved Electronic Platform is secured through a single-user-per-deal authorization method whereby each user may access the Approved Electronic Platform only on a deal-by-deal basis, each of the Lender Parties and each Loan Party acknowledges and agrees that the distribution of material through an electronic medium is not necessarily secure and that there are confidentiality and other risks associated with such distribution.  In consideration for the convenience and other benefits afforded by such distribution and for the other consideration provided hereunder, the receipt and sufficiency of which is hereby acknowledged, each of the Lender Parties and each Loan Party hereby approves distribution of the Approved Electronic Communications through the Approved Electronic Platform and understands and assumes the risks of such distribution.

(f)            THE APPROVED ELECTRONIC PLATFORM AND THE APPROVED ELECTRONIC COMMUNICATIONS ARE PROVIDED “AS IS” AND “AS AVAILABLE”.  NONE OF THE ADMINISTRATIVE AGENT NOR ANY OTHER MEMBER OF THE AGENT’S GROUP WARRANT THE ACCURACY, ADEQUACY OR COMPLETENESS OF THE APPROVED ELECTRONIC COMMUNICATIONS OR THE APPROVED ELECTRONIC PLATFORM AND EACH EXPRESSLY DISCLAIMS ANY LIABILITY FOR ERRORS OR OMISSIONS IN THE APPROVED ELECTRONIC COMMUNICATIONS OR THE APPROVED ELECTRONIC PLATFORM.  NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY THE AGENT PARTIES

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IN CONNECTION WITH THE APPROVED ELECTRONIC COMMUNICATIONS OR THE APPROVED ELECTRONIC PLATFORM.

(g)           Each of the Lender Parties and each Loan Party agree that the Administrative Agent may, but (except as may be required by applicable law) shall not be obligated to, store the Approved Electronic Communications on the Approved Electronic Platform in accordance with the Administrative Agent’s generally-applicable document retention procedures and policies.

Section 10.03  No Waiver; Remedies.  No failure on the part of any Lender Party or the Administrative Agent to exercise, and no delay in exercising, any right hereunder or under any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.  The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section 10.04  Costs, Fees and Expenses.  (a)  The Borrower agrees (i) to pay or reimburse the Administrative Agent and the Lenders for all reasonable and documented costs and expenses incurred in connection with the development, preparation, negotiation and execution of this Agreement (which shall be deemed to include any predecessor transaction contemplated to be entered into with the Administrative Agent or any of the Lenders) and the other Loan Documents and any amendment, waiver, consent or other modification of the provisions hereof and thereof (whether or not the transactions contemplated hereby or thereby are consummated), and the consummation and administration of the transactions contemplated hereby and thereby (including the monitoring of, and participation in, all aspects of the Cases), including all reasonable fees and expenses of  outside counsel for the Administrative Agent and the reasonable fees and expenses of one outside counsel for all Lenders as a group, and (ii) to pay or reimburse the Lenders (including, without limitation, Citibank in its capacity as Administrative Agent) for all out-of-pocket costs and expenses incurred in connection with the ongoing maintenance and monitoring of Availability and enforcement, attempted enforcement, or preservation of any rights or remedies under this Agreement or the other Loan Documents (including all such costs and expenses incurred during any “workout” or restructuring in respect of the Obligations and during any legal proceeding, including any proceeding under any Debtor Relief Law), including all reasonable fees and expenses of counsel for the Lenders (including, without limitation, Citibank in its capacity as Administrative Agent).  The foregoing fees, costs and expenses shall include all search, filing, recording, title insurance, collateral review, monitoring, and appraisal charges and fees and taxes related thereto, and other reasonable out-of-pocket expenses incurred by the Initial Lenders and the cost of independent public accountants and other outside experts retained jointly by the Initial Lenders.  All amounts due under this Section 10.04(a) shall be payable within ten Business Days after demand therefor.  The agreements in this Section shall survive the termination of the Commitments and repayment of all other Obligations.

(b)           Whether or not the transactions contemplated hereby are consummated, the Borrower shall indemnify and hold harmless each Agent, each Agent’s Related Parties, each Lender and their respective Affiliates, directors, officers, employees, counsel, agents, advisors, attorneys-in-fact and representatives (collectively the “Indemnitees”) from and against any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable and documented fees and expenses of outside counsel), joint or several that may be incurred by, or asserted or awarded against any Indemnitee, in each case arising out of or in connection with or relating to any investigation, litigation or proceeding or the preparation of any defense with respect thereto arising out of or in connection with (i) the execution, delivery, enforcement, performance or administration of any Loan Document or any other agreement, letter or instrument delivered in connection with the transactions contemplated thereby or the consummation of the transactions contemplated thereby, (ii) any Commitment, Advance or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by an Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such

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demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property currently or formerly owned or operated by the Borrower or any other Loan Party, or any Liability related in any way to the Borrower or any other Loan Party in respect of Environmental Laws, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory (including any investigation of, preparation for, or defense of any pending or threatened claim, investigation, litigation or proceeding) and regardless of whether any Indemnitee is a party thereto (all the foregoing, collectively, the “Indemnified Liabilities”), in all cases, whether or not caused by or arising, in whole or in part, out of the negligence of the Indemnitee; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such claim, damage, loss, liability or expense is determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted primarily from the gross negligence or willful misconduct of such Indemnitee.  In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 10.04(b) applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by the Borrower or any of its Subsidiaries, any security holders or creditors of the foregoing an Indemnitee or any other Person, or an Indemnitee is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated.  No Indemnitee shall have any liability (whether direct or indirect, in contract, tort or otherwise) to the Borrower or any of its Subsidiaries for or in connection with the transactions contemplated hereby, except to the extent such liability is determined in a final non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnitee’s gross negligence or willful misconduct.  In no event, however, shall any Indemnitee be liable on any theory of liability for any special, indirect, consequential or punitive damages (including, without limitation, any loss of profits, business or anticipated savings).  No Indemnitee shall be liable for any damages arising from the use by others of any information or other materials obtained through IntraLinks or other similar information transmission systems in connection with this Agreement.  All amounts due under this Section 10.04(b) shall be payable within ten Business Days after demand therefor.  The agreements in this Section shall survive the resignation of the Administrative Agent, the replacement of any Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all the other Obligations.

(c)           If any payment of principal of, or Conversion of, any Eurodollar Rate Advance is made by the Borrower to or for the account of a Lender Party other than on the last day of the Interest Period for such Advance, as a result of a payment or Conversion pursuant to Section 2.06, 2.09(b)(i) or 2.10(d), acceleration of the maturity of the Notes pursuant to Section 6.01 or for any other reason, or if the Borrower fails to make any payment or prepayment of an Advance for which a notice of prepayment has been given or that is otherwise required to be made, whether pursuant to Section 2.04, 2.06 or 6.01 or otherwise, the Borrower shall, upon demand by such Lender Party (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender Party any amounts required to compensate such Lender Party for any additional losses, costs or expenses that it may reasonably incur as a result of such payment or Conversion or such failure to pay or prepay, as the case may be, including, without limitation, any loss (including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Lender Party to fund or maintain such Advance.

Section 10.05  Right of Set-off.  Subject to the DIP Financing Orders and the last sentence of Section 6.01, upon (a) the occurrence and during the continuance of any Event of Default and (b) the making of the request or the granting of the consent specified by Section 6.01 to authorize the Administrative Agent to declare the Notes due and payable pursuant to the provisions of Section 6.01, each Lender Party and each of its respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and otherwise apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender Party or such Affiliate to or for the credit or the account of the Borrower against any and

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all of the Obligations of the Borrower now or hereafter existing under this Agreement and the Note or Notes (if any) held by such Lender Party, irrespective of whether such Lender Party shall have made any demand under this Agreement or such Note or Notes and although such obligations may be unmatured.  Each Lender Party agrees promptly to notify the Borrower after any such set-off and application; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application.  The rights of each Lender Party and its respective Affiliates under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Lender Party and its respective Affiliates may have.

Section 10.06  Binding Effect.  This Agreement shall become effective when it shall have been executed by the Borrower, the Guarantors, each Agent, the Initial Issuing Bank and the Administrative Agent shall have been notified by each Initial Lender that such Initial Lender has executed it and thereafter shall be binding upon and inure to the benefit of the Borrower, each Agent and each Lender Party and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of each Lender Party.

Section 10.07  Successors and Assigns.  (a)  Each Lender may assign all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment or Commitments, the Advances owing to it and the Note or Notes held by it); provided, however, that (i) unless otherwise agreed by the Administrative Agent each such assignment shall be of a uniform, and not a varying, percentage of all rights and obligations under and in respect of any or all Facilities, (ii) except in the case of an assignment to a Person that, immediately prior to such assignment, was a Lender, an Affiliate of any Lender or an Approved Fund of any Lender or an assignment of all of a Lender’s rights and obligations under this Agreement, the aggregate amount of the Commitments being assigned to such Eligible Assignee pursuant to such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $5,000,000 under each Facility for which a Commitment is being assigned, (iii) each such assignment shall be to an Eligible Assignee, (iv) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with any Note or Notes (if any) subject to such assignment and a processing and recordation fee of $3,500, (v) to the extent any such assignment immediately upon becoming effective shall increase amounts payable under Section 2.10 or 2.12, the Borrower shall not be liable for payment of such increased amounts unless such assignment is made with the Borrower’s prior consent after the Borrower has been informed of such increased amounts and (vi) prior to such assignment, the assignor or the Administrative Agent shall have given notice of such assignment to the Borrower.

(b)           Upon such execution, delivery, acceptance and recording, from and after the effective date specified in such Assignment and Acceptance, (i) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender or Issuing Bank, as the case may be, hereunder and (ii) the Lender or Issuing Bank assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights (other than its rights under Sections 2.10, 2.12 and 10.04 to the extent any claim thereunder relates to an event arising prior to such assignment) and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the remaining portion of an assigning Lender’s or Issuing Bank’s rights and obligations under this Agreement, such Lender or Issuing Bank shall cease to be a party hereto).

(c)           By executing and delivering an Assignment and Acceptance, each Lender Party assignor thereunder and each assignee thereunder confirm to and agree with each other and the other parties thereto and hereto as follows:  (i) other than as provided in such Assignment and Acceptance, such

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assigning Lender Party makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with any Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any Lien or security interest created or purported to be created under or in connection with, any Loan Document or any other instrument or document furnished pursuant thereto; (ii) such assigning Lender Party makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or the performance or observance by any Loan Party of any of its obligations under any Loan Document or any other instrument or document furnished pursuant thereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Section 4.01 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon any Agent, such assigning Lender Party or any other Lender Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee confirms that it is an Eligible Assignee; (vi) such assignee appoints and authorizes each Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated to such Agent by the terms hereof and thereof, together with such powers and discretion as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as a Lender or Issuing Bank, as the case may be.

(d)           The Administrative Agent, acting for this purpose (but only for this purpose) as the agent of the Borrower, shall maintain at its address referred to in Section 10.02 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lender Parties and the Commitment under each Facility of, and principal amount of the Advances owing under each Facility to, each Lender Party from time to time (the “Register”).  The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Agents and the Lender Parties may treat each Person whose name is recorded in the Register as a Lender Party hereunder for all purposes of this Agreement.  The Register shall be available for inspection by the Borrower or any Agent or any Lender Party at any reasonable time and from time to time upon reasonable prior notice.

(e)           Upon its receipt of an Assignment and Acceptance executed by an assigning Lender Party and an assignee, together with any Note or Notes subject to such assignment, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit C hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Borrower and each other Agent.  In the case of any assignment by a Lender, within five Business Days after its receipt of such notice, the Borrower, at its own expense, shall execute and deliver to the Administrative Agent in exchange for the surrendered Note or Notes (if any) a new Note to the order of such Eligible Assignee in an amount equal to the Commitment assumed by it under each Facility pursuant to such Assignment and Acceptance and, if any assigning Lender that had a Note or Notes prior to such assignment has retained a Commitment hereunder under such Facility, a new Note to the order of such assigning Lender in an amount equal to the Commitment retained by it hereunder.  Such new Note or Notes shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibit A-1, A-2 or A-3 hereto, as the case may be.

(f)            Each Issuing Bank may assign to one or more Eligible Assignees all or a portion of its rights and obligations under the undrawn portion of its Letter of Credit Commitment at any time; provided, however, that (i) each such assignment shall be to an Eligible Assignee and (ii) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and

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recording in the Register, an Assignment and Acceptance, together with a processing and recordation fee of $3,500.

(g)           Each Lender Party may sell participations to one or more Persons (other than any Loan Party or any of its Affiliates) in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitments, the Advances owing to it and any Note or Notes held by it); provided, however, that (i) such Lender Party’s obligations under this Agreement (including, without limitation, its Commitments) shall remain unchanged, (ii) such Lender Party shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Lender Party shall remain the holder of any such Note for all purposes of this Agreement, (iv) the Borrower, the Agents and the other Lender Parties shall continue to deal solely and directly with such Lender Party in connection with such Lender Party’s rights and obligations under this Agreement, (v) no participant under any such participation shall have any right to approve any amendment or waiver of any provision of any Loan Document, or any consent to any departure by any Loan Party therefrom, except to the extent that such amendment, waiver or consent would reduce the principal of, or interest (other than default interest) on, the Advances or any fees or other amounts payable hereunder, in each case to the extent subject to such participation, postpone any date fixed for any payment of principal of, or interest on, the Advances or any fees or other amounts payable hereunder, in each case to the extent subject to such participation, or release all or substantially all of the value of the Collateral or of the value of the Guaranties, (vi) the participating banks or other entities shall be entitled to the benefit of Section 2.12 to the same extent as if they were a Lender Party but, with respect to any particular participant, to no greater extent than the Lender Party that sold the participation to such participant and only if such participant agrees to comply with Section 2.12(e) as though it were a Lender Party and (vii) to the extent any such participation immediately upon becoming effective shall increase amounts payable under Section 2.10 or 2.12, the Borrower shall not be liable for payment of such increased amounts unless such participation is made with the Borrower’s prior consent after the Borrower has been informed of such increased amounts.

(h)           Any Lender Party may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 10.07, disclose to the assignee or participant or proposed assignee or participant any information relating to the Borrower furnished to such Lender Party by or on behalf of the Borrower; provided, however, that, prior to any such disclosure, the assignee or participant or proposed assignee or participant shall agree to preserve the confidentiality of any Information received by it from such Lender Party in accordance with Section 10.09 hereof.

(i)            Notwithstanding any other provision set forth in this Agreement, any Lender Party may at any time (and without the consent of the Administrative Agent or the Borrower) create a security interest in all or any portion of its rights under this Agreement (including, without limitation, the Advances owing to it and any Note or Notes held by it) in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System

(j)            Notwithstanding anything to the contrary contained herein, any Lender that is a fund that invests in bank loans may create a security interest in all or any portion of the Advances owing to it and the Note or Notes held by it to the trustee for holders of obligations owed, or securities issued, by such fund as security for such obligations or securities, provided, however, that unless and until such trustee actually becomes a Lender in compliance with the other provisions of this Section 10.07, (i) no such pledge shall release the pledging Lender from any of its obligations under the Loan Documents and (ii) such trustee shall not be entitled to exercise any of the rights of a Lender under the Loan Documents even though such trustee may have acquired ownership rights with respect to the pledged interest through foreclosure or otherwise.

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(k)           Notwithstanding anything to the contrary contained herein, any Lender Party (a “Granting Lender”) may grant to a special purpose funding vehicle organized and administered by such Lender Party identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrower (an “SPC”) the option to provide all or any part of any Advance that such Granting Lender would otherwise be obligated to make pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to fund any Advance, and (ii) if an SPC elects not to exercise such option or otherwise fails to make all or any part of such Advance, the Granting Lender shall be obligated to make such Advance pursuant to the terms hereof.  The making of an Advance by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Advance were made by such Granting Lender.  Each party hereto hereby agrees that (i) no SPC shall be liable for any indemnity or similar payment obligation under this Agreement for which a Lender Party would be liable, (ii) no SPC shall be entitled to the benefits of Sections 2.10 and 2.12 (or any other increased costs protection provision) and (iii) the Granting Lender shall for all purposes, including, without limitation, the approval of any amendment or waiver of any provision of any Loan Document, remain the Lender Party of record hereunder.  In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior Debt of any SPC, it will not institute against, or join any other person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency, or liquidation proceeding under the laws of the United States or any State thereof; provided that each Lender Party designating any SPC hereby agrees to indemnify and hold harmless each other party hereto for any loss, cost, damage or expense arising out of its inability to institute such a proceeding against such SPC during such period of forbearance.  Notwithstanding anything to the contrary contained in this Agreement, any SPC may (i) with notice to, but without prior consent of, the Borrower and the Administrative Agent, assign all or any portion of its interest in any Advance to the Granting Lender and (ii) disclose on a confidential basis any non-public information relating to its funding of Advances to any rating agency, commercial paper dealer or provider of any surety or guarantee or credit or liquidity enhancement to such SPC.  This subsection (k) may not be amended without the prior written consent of each Granting Lender, all or any part of whose Advances are being funded by the SPC at the time of such amendment.

Section 10.08  Execution in Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Agreement by telecopier or by electronic transmission (e.g. “.pdf” or “tiff”) shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 10.09  Confidentiality and Related Matters.  Each of the Administrative Agent and the Lender Parties agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) on a need-to-know basis to its Related Parties (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document, any action or proceeding relating to this Agreement or any other Loan Document, the enforcement of rights hereunder or thereunder or any litigation or proceeding to which the Administrative Agent or any Lender Party or any of its respective Affiliates may be a party, (f) subject to an agreement containing

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provisions substantially the same as those of this Section, to (i) any assignee of or participant in, or any prospective assignee of or participant in, any of its rights or obligations under this Agreement, (ii) any actual or prospective party (or its managers, administrators, trustees, partners, directors, officers, employees, agents, advisors and other representatives) surety, reinsurer, guarantor or credit liquidity enhancer (or their advisors) to or in connection with any swap, derivative or other similar transaction under which payments are to be made by reference to the Obligations under the Loan Documents or to the Borrower and its obligations or to this Agreement or payments hereunder, (iii) to any rating agency when required by it, (iv) the CUSIP Service Bureau or any similar organization, (g) with the consent of the Borrower or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent, any Lender Party or any of their respective Affiliates on a nonconfidential basis from a source other than an Loan Party; provided that in the case of disclosure under subsections (b) (excluding disclosure to any bank regulatory authority) and (c) of this Section 10.09, such party subject to such requirement or request shall, to the extent permitted by law, provide the applicable Loan Party written notice of such requirement and cooperate with such Loan Party to obtain a protective order or other confidential treatment.  For purposes of this Section, “Information” means all information received from an Loan Party or any of its respective Subsidiaries relating to an Loan Party or any of its respective Subsidiaries or any of their respective businesses, other than any such information that is available to the Administrative Agent or any Lender Party on a nonconfidential basis prior to disclosure by any Loan Party or any of its respective Subsidiaries.  Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

Section 10.10  Treatment of Information.  (a)  Certain of the Lenders may enter into this Agreement and take or not take action hereunder or under the other Loan Documents on the basis of information that does not contain material non-public information with respect to any of the Loan Parties or their securities (“Restricting Information”).  Other Lenders may enter into this Agreement and take or not take action hereunder or under the other Loan Documents on the basis of information that may contain Restricting Information.  Each Lender Party acknowledges that United States federal and state securities laws prohibit any person from purchasing or selling securities on the basis of material, non-public information concerning the such issuer of such securities or, subject to certain limited exceptions, from communicating such information to any other Person.  Neither the Administrative Agent nor any of its Related Parties shall, by making any Communications (including Restricting Information) available to a Lender Party, by participating in any conversations or other interactions with a Lender Party or otherwise, make or be deemed to make any statement with regard to or otherwise warrant that any such information or Communication does or does not contain Restricting Information nor shall the Administrative Agent or any of its Related Parties be responsible or liable in any way for any decision a Lender Party may make to limit or to not limit its access to Restricting Information.  In particular, none of the Administrative Agent nor any of its Related Parties (i) shall have, and the Administrative Agent, on behalf of itself and each of its Related Parties, hereby disclaims, any duty to ascertain or inquire as to whether or not a Lender Party has or has not limited its access to Restricting Information, such Lender Party’s policies or procedures regarding the safeguarding of material, nonpublic information or such Lender Party’s compliance with applicable laws related thereto or (ii) shall have, or incur, any liability to any Loan Party or Lender Party or any of their respective Related Parties arising out of or relating to the Administrative Agent or any of its Related Parties providing or not providing Restricting Information to any Lender Party.

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(b)           Each Loan Party agrees that (i) all Communications it provides to the Administrative Agent intended for delivery to the Lender Parties whether by posting to the Approved Electronic Platform or otherwise shall be clearly and conspicuously marked “PUBLIC” if such Communications do not contain Restricting Information which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof, (ii) by marking Communications “PUBLIC,” each Loan Party shall be deemed to have authorized the Administrative Agent and the Lender Parties to treat such Communications as either publicly available information or not material information (although, in this latter case, such Communications may contain sensitive business information and, therefore, remain subject to the confidentiality undertakings of Section 10.09) with respect to such Loan Party or its securities for purposes of United States Federal and state securities laws, (iii) all Communications marked “PUBLIC” may be delivered to all Lender Parties and may be made available through a portion of the Approved Electronic Platform designated “Public Side Information,” and (iv) the Administrative Agent shall be entitled to treat any Communications that are not marked “PUBLIC” as Restricting Information and may post such Communications to a portion of the Approved Electronic Platform not designated “Public Side Information.”  Neither the Administrative Agent nor any of its Affiliates shall be responsible for any statement or other designation by an Loan Party regarding whether a Communication contains or does not contain material non-public information with respect to any of the Loan Parties or their securities nor shall the Administrative Agent or any of its Affiliates incur any liability to any Loan Party, any Lender Party or any other Person for any action taken by the Administrative Agent or any of its Affiliates based upon such statement or designation, including any action as a result of which Restricting Information is provided to a Lender Party that may decide not to take access to Restricting Information.  Nothing in this Section 10.10 shall modify or limit a Lender Party’s obligations under Section 10.09 with regard to Communications and the maintenance of the confidentiality of or other treatment of Information.

(c)           Each Lender Party acknowledges that circumstances may arise that require it to refer to Communications that might contain Restricting Information.  Accordingly, each Lender Party agrees that it will nominate at least one designee to receive Communications (including Restricting Information) on its behalf and identify such designee (including such designee’s contact information) on such Lender Party’s Administrative Questionnaire.  Each Lender Party agrees to notify the Administrative Agent from time to time of such Lender Party’s designee’s e-mail address to which notice of the availability of Restricting Information may be sent by electronic transmission.

(d)           Each Lender Party acknowledges that Communications delivered hereunder and under the other Loan Documents may contain Restricting Information and that such Communications are available to all Lender Parties generally.  Each Lender Party that elects not to take access to Restricting Information does so voluntarily and, by such election, acknowledges and agrees that the Administrative Agent and other Lender Parties may have access to Restricting Information that is not available to such electing Lender Party.  None of the Administrative Agent nor any Lender Party with access to Restricting Information shall have any duty to disclose such Restricting Information to such electing Lender Party or to use such Restricting Information on behalf of such electing Lender Party, and shall not be liable for the failure to so disclose or use, such Restricting Information.

(e)           The provisions of the foregoing clauses of this Section 10.10 are designed to assist the Administrative Agent, the Lender Parties and the Loan Parties, in complying with their respective contractual obligations and applicable law in circumstances where certain Lender Parties express a desire not to receive Restricting Information notwithstanding that certain Communications hereunder or under the other Loan Documents or other information provided to the Lender Parties hereunder or thereunder may contain Restricting Information.  Neither the Administrative Agent nor any of its Related Parties warrants or makes any other statement with respect to the adequacy of such provisions to achieve such purpose nor does the Administrative Agent or any of its Related Parties

128

warrant or make any other statement to the effect that an Loan Party’s or Lender Party’s adherence to such provisions will be sufficient to ensure compliance by such Loan Party or Lender Party with its contractual obligations or its duties under applicable law in respect of Restricting Information and each of the Lender Parties and each Loan Party assumes the risks associated therewith.

Section 10.11  Patriot Act Notice.  Each Lender Party and each Agent (for itself and not on behalf of any Lender Party) hereby notifies the Loan Parties that pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of such Loan Party and other information that will allow such Lender Party or such Agent, as applicable, to identify such Loan Party in accordance with the Patriot Act.  The Borrower shall, and shall cause each of its Subsidiaries to, provide the extent commercially reasonable, such information and take such actions as are reasonably requested by any Agents or any Lender Party in order to assist the Agents and the Lender Parties in maintaining compliance with the Patriot Act.

Section 10.12  Jurisdiction, Etc.  (a)  Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Bankruptcy Court and, if the Bankruptcy Court does not have (or abstains from) jurisdiction, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any of the other Loan Documents to which it is a party, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement or any of the other Loan Documents in the courts of any jurisdiction.

(b)           Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any of the other Loan Documents to which it is a party in any New York State or federal court.  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

Section 10.13  Governing Law.  This Agreement and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York and, to the extent applicable, the Bankruptcy Code.

Section 10.14  Certain Matters Relating to Rollup Revolving Credit Commitments.  Each Rollup Revolving Credit Lender that is party to this Agreement represents and warrants on the date hereof that its ratable share (expressed as a percentage of the aggregate Rollup Revolving Credit Commitments) of the aggregate Rollup Revolving Credit Commitments held by all Rollup Revolving Credit Lenders as of the date hereof equals its ratable share (expressed as a percentage of the aggregate principal amount of Pre-Petition Secured Indebtedness) of the aggregate principal amount of Pre-Petition Secured Indebtedness held of record by all Rollup Revolving Credit Lenders as of the date hereof.

[The remainder of this page left intentionally blank]

129

Section 10.15  Waiver of Jury Trial.  Each of the Guarantors, the Borrower, the Agents and the Lender Parties irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to any of the Loan Documents, the Advances or the actions of the Administrative Agent or any Lender Party in the negotiation, administration, performance or enforcement thereof.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CHEMTURA CORPORATION, a debtor and a
debtor-in-possession, as Borrower

By:
Name:
Title:

By:
Name:
Title:

A & M CLEANING PRODUCTS, LLC
As a debtor and a debtor-in-possession, and as a Guarantor

By:
Name:
Title:

AQUA CLEAR INDUSTRIES, LLC
As a debtor and a debtor-in-possession, and as a Guarantor

By:
Name:
Title:

ASCK, INC.
As a debtor and a debtor-in-possession, and as a Guarantor

By:
Name:
Title:

ASEPSIS, INC.
As a debtor and a debtor-in-possession, and as a Guarantor

By:
Name:
Title:

BIOLAB COMPANY STORE, LLC
As a debtor and a debtor-in-possession, and as a Guarantor

By:
Name:
Title:

BIOLAB FRANCHISE COMPANY, LLC

As a debtor and a debtor-in-possession, and as a Guarantor

By:
Name:
Title:

BIOLAB TEXTILE ADDITIVES, LLC
As a debtor and a debtor-in-possession, and as a Guarantor

By:
Name:
Title:

BIO-LAB, INC.
As a debtor and a debtor-in-possession, and as a Guarantor

By:
Name:
Title:

CNK CHEMICAL REALTY CORPORATION
As a debtor and a debtor-in-possession, and as a Guarantor

By:
Name:
Title:

CROMPTON COLORS INCORPORATED
As a debtor and a debtor-in-possession, and as a Guarantor

By:
Name:
Title:

CROMPTON HOLDING CORPORATION

As a debtor and a debtor-in-possession, and as a Guarantor

By:
Name:
Title:

CROMPTON MONOCHEM, INC.
As a debtor and a debtor-in-possession, and as a Guarantor

By:
Name:
Title:

GLCC LAUREL, LLC
As a debtor and a debtor-in-possession, and as a Guarantor

By:
Name:
Title:

GREAT LAKES CHEMICAL CORPORATION
As a debtor and a debtor-in-possession, and as a Guarantor

By:
Name:
Title:

GREAT LAKES CHEMICAL GLOBAL, INC.
As a debtor and a debtor-in-possession, and as a Guarantor

By:
Name:
Title:

GT SEED TREATMENT, INC.

As a debtor and a debtor-in-possession, and as a Guarantor

By:
Name:
Title:

HOMECARE LABS, INC.
As a debtor and a debtor-in-possession, and as a Guarantor

By:
Name:
Title:

ISCI, INC.
As a debtor and a debtor-in-possession, and as a Guarantor

By:
Name:
Title:

KEM MANUFACTURING
CORPORATION
As a debtor and a debtor-in-possession, and as a Guarantor

By:
Name:
Title:

LAUREL INDUSTRIES HOLDINGS, INC.
As a debtor and a debtor-in-possession, and as a Guarantor

By:
Name:
Title:
MONOCHEM, INC.

As a debtor and a debtor-in-possession, and as a Guarantor

By:
Name:
Title:

NAUGATUCK TREATMENT COMPANY
As a debtor and a debtor-in-possession, and as a Guarantor

By:
Name:
Title:

RECREATIONAL WATER PRODUCTS, INC.
As a debtor and a debtor-in-possession, and as a Guarantor

By:
Name:
Title:

UNIROYAL CHEMICAL COMPANY LIMITED (DELAWARE)
As a debtor and a debtor-in-possession, and as a Guarantor

By:
Name:
Title:

WEBER CITY ROAD LLC
As a debtor and a debtor-in-possession, and as a Guarantor

By:
Name:
Title:

WRL OF INDIANA, INC.

As a debtor and a debtor-in-possession, and as a Guarantor

By:
Name:
Title:

CITIBANK, N.A., as
Administrative Agent, Initial Lender and Initial Issuing Bank

By:
Name:
Title:

ROYAL BANK OF SCOTLAND PLC, as
Syndication Agent and Initial Lender

By:
Name:
Title:

EXECUTION COPY

SCHEDULES

TO

SENIOR SECURED SUPERPRIORITY

DEBTOR-IN-POSSESSION CREDIT AGREEMENT

Dated as of March 18, 2009

Among

CHEMTURA CORPORATION,
as Debtor and Debtor-in-Possession

and

THE GUARANTORS PARTY HERETO,
as Debtors and Debtors in Possession under Chapter 11 of the Bankruptcy Code

and

CITIBANK, N.A.,

as Administrative Agent

and

CITIBANK, N.A.,

as Initial Issuing Bank,

and

THE INITIAL LENDERS AND THE OTHER LENDERS PARTY HERETO

Schedule I

Commitments and Applicable Lending Offices

See attached.

Schedule II

Intellectual Property

See attached.

Schedule III

Material IP Agreements

None.

Schedule IV

Initial Pledged Equity

Grantor	Issuer	Class of Equity Interest	Number of Shares
Chemtura Corporation	Chemtura Receivables LLC	Uncertificated
Chemtura Holdings GmbH	Crompton Europe Financial Services Company	Certificated	330
Chemtura Corporation (successor to Uniroyal Chemical Company, Inc.)	Crompton Holding Corporation	Certificated	750
Great Lakes Chemical Corporation	Chemtura Holding Company, Inc.	Certificated	330
Chemtura Corporation	Chemtura Holding Company, Inc.	Certificated	330
Chemtura Corporation	Chemtura Holding Company, Inc.	Certificated	330
Chemtura Corporation (successor to Chemtura USA Corporation)	Crompton & Knowles Receivables Corporation	Certificated	1,000
Chemtura Corporation	Weber City Road LLC	Uncertificated	N/A
Chemtura Corporation (successor to Uniroyal Chemical Company, Inc.)	CNK Chemical Realty Corporation	Certificated	100
Chemtura Corporation (successor to Uniroyal Chemical Company, Inc.)	Naugatuck Treatment Company	Certificated	100
Chemtura Corporation (successor to Uniroyal Chemical Company, Inc.)	GT Seed Treatment, Inc.	Certificated	116,310
Chemtura Corporation (successor to Uniroyal Chemical Company, Inc.)	Kem Manufacturing Corporation	Certificated	5,000
Chemtura Corporation (successor to Chemtura USA Corporation)	Uniroyal Chemical Company Limited	Certificated	3,997
Chemtura Corporation	Great Lakes Chemical Corporation	Certificated	100
Chemtura Corporation (successor to Uniroyal Chemical Company, Inc.)	Monochem, Inc.	Certificated	502,020
Chemtura Corporation (successor to Uniroyal Chemical Company, Inc.)	Crompton Monochem, Inc.	Certificated	1,000
Chemtura Corporation	Crompton Specialties Sdn. Bhd.	Uncertificated
Chemtura Corporation	PT Crompton Indonesia	Uncertificated
Chemtura Corporation	Chemtura (Thailand) Ltd.	Uncertificated
Chemtura Corporation	Chemtura Taiwan Limited	Uncertificated

Grantor	Issuer	Class of Equity Interest	Number of Shares
Chemtura Corporation	Crompton, Inc.	Uncertificated
Chemtura Corporation	Chemtura Hong Kong Limited	Uncertificated
Chemtura Corporation	Chemtura (HK) Holding Co. Limited	Uncertificated
Chemtura Corporation	Crompton Specialties Asia Pacific Pte. Ltd.	Uncertificated
Chemtura Corporation	Chemtura Singapore Pte. Ltd.	Uncertificated
Chemtura Corporation	Crompton Specialties Shanghai Company Limited	Uncertificated
Chemtura Corporation	Chemtura Chemicals (Nanjing) Co., Ltd.	Uncertificated
Chemtura Corporation	Chemtura Australia Pty. Ltd.	Uncertificated
Chemtura Corporation	Chemtura Chemicals India Private Limited	Uncertificated
Chemtura Corporation	Crompton & Knowles of Canada Ltd.	Uncertificated
Chemtura Corporation	0956-0921 Quebec Inc.	Uncertificated
Chemtura Corporation	Chemtura Quimica Argentina S.A.C.I.	Uncertificated
Chemtura Corporation	Chemtura Colombia Ltda.	Uncertificated
Chemtura Corporation	Crompton Corporation Ltda.	Uncertificated
Chemtura Corporation	Chemtura Corporation Mexico de R.L. de C.V.	Uncertificated
Chemtura Corporation	Crompton Servicios S.A. de C.V.	Uncertificated
Chemtura Corporation	Chemtura Specialties Ecuador S.A.	Uncertificated
Chemtura Corporation	Chemtura Belgium N.V.	Uncertificated
Chemtura Corporation	Chemtura Korea Inc.	Uncertificated
Chemtura Corporation	Uniroyal Chemical S.A.	Uncertificated
Chemtura Corporation	Chemtura Europe Limited	Uncertificated
Chemtura Corporation	Chemtura (Pty.) Ltd.	Uncertificated
Chemtura Corporation	Uniroyal Chemical S.A.R.L.	Uncertificated
Chemtura Corporation	Crompton S.A.	Uncertificated
Chemtura Corporation	Chemtura Management GmbH	Uncertificated
Chemtura Corporation	Chemtura Holdings GmbH	Uncertificated
Chemtura Corporation	Chemtura Verwaltungs GmbH	Uncertificated
Chemtura Corporation	Chemtura LLC	Uncertificated
Chemtura Corporation (as successor to	Uniroyal Chemical Taiwan Limited	Uncertificated

Grantor	Issuer	Class of Equity Interest	Number of Shares
Chemtura USA Corporation)
Great Lakes Chemical Corporation	GLCC Laurel, LLC	Uncertificated
Laurel Industries Holdings, Inc.	GLCC Laurel, LLC	Uncertificated
Great Lakes Chemical Global, Inc.	Laurel Industries Holdings, Inc.	Uncertificated
Bio-Lab, Inc.	BioLab Company Store, LLC	Uncertificated
Bio-Lab, Inc.	BioLab Franchise Company, LLC	Uncertificated
Crompton Holding Corporation	Crompton Colors Incorporated	Certificated	500
Great Lakes Chemical Corporation	QO Chemicals, Inc.	Certificated	6,600
Great Lakes Chemical Corporation	Great Lakes Chemical Global, Inc.	Certificated	1,000
Great Lakes Chemical Corporation	Bio-Lab, Inc.	Certificated	915
Great Lakes Chemical Corporation	WRL of Indiana, Inc.	Certificated	10
Great Lakes Chemical Corporation	ISCI, Inc.	Certificated	6,526
Great Lakes Chemical Corporation	Chemtura Sales Mexico S. de R.L. de C.V.	Uncertificated
Bio-Lab, Inc.	ASCK, Inc.	Certificated	10
Bio-Lab, Inc.	Aqua Clear Industries, LLC	Certificated	100,000
Bio-Lab, Inc.	ASEPSIS, Inc.	Certificated	1,000
Bio-Lab, Inc.	HomeCare Labs, Inc.	Certificated	100
Bio-Lab, Inc.	Recreational Water Products, Inc.	Certificated	1,000
Bio-Lab, Inc.	Poolbrite (SA) (PTY) Ltd.	Uncertificated
Bio-Lab, Inc.	Recreational Water Products Inc. (Canada)	Uncertificated
Bio-Lab, Inc.	A & M Cleaning Products, LLC	Uncertificated	N/A
Bio-Lab, Inc.	BioLab Textile Additives, LLC	Uncertificated	N/A
Chemtura Corporation	Hatco Advanced Technologies Corporation	Certificated	66
Chemtura Corporation	Anderol B.V.	Uncertificated
Great Lakes Chemical Corporation	Niagara Insurance Company Ltd. (Bermuda Company)	Uncertificated

Schedule V

Initial Pledged Debt

None.

Schedule VI

Designated Account Debtors

Kuraray Co LTD	Japan
Chevron Japan LTD	Japan
LG Chem LTD	South Korea
Shell Eastern Petroleum PTE Ltd	Singapore
Exxon Mobil Chemical Asia Pacific	Singapore

Schedule VII

Form of Invoices

(See Attached)

Schedule VIII

Non-Filing Domestic Subsidiaries

Crompton Europe Financial Services Company

Crompton LLC

Chemtura Holding Company, Inc.

Chemtura Receivables LLC

Assured Insurance Company

Hatco Advanced Technologies Corporation

QO Chemicals, Inc.

Great Lakes Trading Company, Inc.

GLCC Mexico Holdings, Inc.

Schedule 4.01(a)

Equity Investments; Subsidiaries

Subsidiary	Percentage Owned directly or indirectly by the Borrower	State or Country of Formation
9056-0921 Quebec Inc.	100	Canada
A & M Cleaning Products, LLC	100	Delaware
Anderol B.V.	100	The Netherlands
Anderol Italia S.r.l.	51	Italy
Antimony Products (Proprietary) Ltd.	75	South Africa
Aqua Clear Industries, LLC	100	New York
ASCK, Inc.	100	Delaware
ASEPSIS Inc.	100	Canada
Asepsis U.K. Limited	100	United Kingdom
ASEPSIS, Inc.	100	Georgia
ASIA Stabilizers Co., Ltd.	65	Korea
Assured Insurance Company	100	Vermont
Baxenden Chemicals Limited	100	United Kingdom
Baxenden Scandinavia A.S.	100	Denmark
BAYROL Deutschland GmbH	100	Germany
BAYROL France S.A.S.	100	France
BAYROL Iberica S.A.	100	Spain
BAYROL Scandinavia A/S	100	Denmark
BioLab Australia Pty. Ltd.	100	Australia
BioLab Company Store, LLC	100	Delaware
BioLab Franchise Company, LLC	100	Delaware
BioLab Textile Additives, LLC	100	Delaware
BioLab U.K. Limited	100	United Kingdom
Bio-Lab Canada Inc.	100	Canada
Bio-Lab, Inc.	100	Delaware
BLSA Industries (Proprietary) Limited	100	South Africa
Blue Systèmes S.A.S.	100	France
Certis Europe B.V.	15	The Netherlands
Chemol Reszvenytarsasag International	78.3	Hungary
Chemtura (HK) Holding Co. Limited	100	China-Hong Kong
Chemtura (PTY) Limited	100	South Africa
Chemtura (Thailand) Limited	100	Thailand
Chemtura Australia Pty. Ltd.	100	Australia
Chemtura Belgium N.V.	100	Belgium
Chemtura Canada Co./Cie	100	Canada
Chemtura Chemicals (Nanjing) Company Limited	100	China-PRC
Chemtura Chemicals India Private Limited	100	India
Chemtura Colombia Limitada	100	Colombia
Chemtura Corporation U.K. Limited	100	United Kingdom
Chemtura Corporation Mexico, S. de R.L. de C.V.	100	Mexico
Chemtura Europe d.o.o.	100	Slovenia
Chemtura Europe GmbH	100	Switzerland
Chemtura Europe Limited	100	United Kingdom

Subsidiary	Percentage Owned directly or indirectly by the Borrower	State or Country of Formation
Chemtura France SAS	100	France
Chemtura Holding Company, Inc.	100	Delaware
Chemtura Holdings GmbH	100	Germany
Chemtura Hong Kong Limited	100	China-Hong Kong
Chemtura Industria Quimica do Brasil Limitada	100	Brazil
Chemtura Italy S.r.l.	100	Italy
Chemtura Japan Limited	100	Japan
Chemtura Korea Inc.	100	Korea
Chemtura LLC	100	Russia
Chemtura Management GmbH	100	Germany
Chemtura Manufacturing Germany GmbH	100	Germany
Chemtura Manufacturing Italy S.r.I.	100	Italy
Chemtura Manufacturing UK Limited	100	United Kingdom
Chemtura Netherlands B.V.	100	The Netherlands
Chemtura New Zealand Limited	100	New Zealand
Chemtura Organometallics GmbH	100	Germany
Chemtura Receivables LLC	100	Delaware
Chemtura Quimica Argentina S.A.C.I.	100	Argentina
Chemtura Sales Europe GmbH	100	Switzerland
Chemtura Sales France SAS	100	France
Chemtura Sales Germany GmbH	100	Germany
Chemtura Sales Mexico, S. de R.L. de C.V.	100	Mexico
Chemtura Sales UK Limited	100	United Kingdom
Chemtura Shanghai Co., Ltd.	100	China-PRC
Chemtura Singapore Pte. Ltd.	100	Singapore
Chemtura Specialties Ecuador S.A.	100	Ecuador
Chemtura Taiwan Limited	100	Taiwan
Chemtura Technology B.V.	100	The Netherlands
Chemtura Technology Belgium N.V.	100	Belgium
Chemtura UK Limited	100	United Kingdom
Chemtura Vermögensverwaltungs GmbH & Co. KG	100	Germany
Chemtura Verwaltungs GmbH	50	Germany
Chemtura Vinyl Additives GmbH	100	Germany
CNK Chemical Realty Corporation	100	Pennsylvania
CPC Bayrol Limited	100	United Kingdom
Crompton & Knowles of Canada Limited	100	Canada
Crompton (Uniroyal Chemical) Registrations Limited	100	United Kingdom
Crompton Chemicals B.V.	100	The Netherlands
Crompton Colors Incorporated	100	Delaware
Crompton Corporation Ltda.	100	Chile
Crompton Europe Financial Services Company	100	Delaware
Crompton European Holdings B.V.	100	The Netherlands
Crompton Financial Holdings	100	Ireland
Crompton Holding Corporation	100	Delaware

Subsidiary	Percentage Owned directly or indirectly by the Borrower	State or Country of Formation
Crompton Holdings B.V.	100	The Netherlands
Crompton Investments S.A.S.	100	France
Crompton Ireland Investment Company Limited	100	Ireland
Crompton Kazakhstan LLP	100	Kazakhstan
Crompton LLC	100	Delaware
Crompton Monochem, Inc.	100	Louisiana
Crompton Overseas B.V.	100	The Netherlands
Crompton S.A.	100	Switzerland
Crompton Services B.V.B.A.	100	Belgium
Crompton Servicios S.A. de C.V.	100	Mexico
Crompton Specialties Asia Pacific Pte. Ltd.	100	Singapore
Crompton Specialties GmbH	100	Germany
Crompton Specialties Limited	92	Thailand
Crompton Specialties Sdn. Bhd.	100	Malaysia
Crompton Specialties Shanghai Company Limited	100	China-PRC
Crompton, Inc.	100	Philippines
DiaKhem Technologies, LLC	30	Michigan
EPA B.V.	100	The Netherlands
Estech GmbH & Co. KG	49	Germany
Estech Managing GmbH	49	Germany
GL Development, Ltd.	100	British West Indies
GLCC Laurel de Mexico, S.A. de C.V.	100	Mexico
GLCC Laurel, LLC	100	Delaware
GLCC Mexico Holdings, Inc.	100	Delaware
Great Lakes Chemical (Far East) Limited	100	Hong Kong
Great Lakes Chemical (Netherlands) B.V.	100	The Netherlands
Great Lakes Chemical (S) Pte. Ltd	100	Singapore
Great Lakes Chemical Corporation	100	Delaware
Great Lakes Chemical Global, Inc.	100	Delaware
Great Lakes Chemical Konstanz GmbH	100	Germany
Great Lakes Europe Unlimited	100	United Kingdom
Great Lakes Holding (Europe) A.G.	100	Switzerland
Great Lakes Holding Deutschland GmbH	100	Germany
Great Lakes Holding S.A.S.	100	France
Great Lakes Trading Company, Inc.	100	Delaware
Great Lakes Vermögensverwaltungs GmbH & Co. KG	100	Germany
GT Seed Treatment, Inc.	100	Minnesota
Gulf Stabilizers Industries Sales FZCO	52	Dubai
Gulf Stabilizers Industries, Ltd.	49	Saudi Arabia
Hatco Advanced Technologies Corporation	100	Delaware
Hattech GmbH	100	Germany
HomeCare Labs, Inc.	100	Delaware
Hydrotech Chemical Corporation	100	Canada
Hydrotech Chemical Corporation Pty. Ltd.	100	Australia
INTERBAYROL, A.G.	100	Switzerland

Subsidiary	Percentage Owned directly or indirectly by the Borrower	State or Country of Formation
ISCI, Inc.	100	Indiana
Isofoam Limited	100	England
Kem Manufacturing Corporation	100	Georgia
Knight Investments B.V.	100	The Netherlands
Laurel Industries Holdings, Inc.	100	Delaware
Monochem, Inc.	100	Louisiana
MPC S.A.R.L.	100	France
Nanjing Crompton Shuguang Organosilicon Specialties Co., Ltd.	85	China-PRC
Naugatuck Treatment Company	100	Connecticut
Niagara Insurance Company, Ltd.	100	Bermuda
Penn Speciality Chemicals Inc.	29.8	Delaware
NPC Services, Inc.	12.75	Louisiana
Poolbrite (SA) (Pty) Ltd	100	South Africa
POOLTIME GmbH	100	Germany
PT Crompton Indonesia	100	Indonesia
QO Chemicals GmbH	100	Germany
QO Chemicals, Inc.	100	Delaware
Recreational Water Products Inc.	100	Canada
Recreational Water Products Pty. Ltd.	100	Australia
Recreational Water Products, Inc.	100	Delaware
Rubicon LLC	50	Utah
Sonneborn Crompton Sodium Joint Venture B.V.	50	The Netherlands
TETRABROM Technologies Ltd.	50	Israel
Unimers India Limited	1.62	India
Uniroyal Chemical Company Limited	100	Bahamas
Uniroyal Chemical Company Limited (Delaware)	100	Delaware
Uniroyal Chemical S.A.	100	Spain
Uniroyal Chemical S.A.R.L.	100	Switzerland
Uniroyal Chemical Taiwan Limited	80	Taiwan
VenOmix, Inc.	8.12	Delaware
Weber City Road LLC	100	Louisiana
WRL of Indiana, Inc.	100	Indiana

Schedule 4.01(b)

Loan Parties

Loan Party	Jurisdiction of Formation	Taxpayer ID Number/Non-US Unique ID Number
Chemtura Corporation	Delaware	52-2183153
A & M Cleaning Products, LLC	Delaware	20-0994712
Aqua Clear Industries, LLC	New York	14-1801394
ASCK, Inc.	Delaware	35-2024489
ASEPSIS, Inc.	Georgia	58-6016270
BioLab Company Store, LLC	Delaware	41-2260131
Bio-Lab Franchise Company, LLC	Delaware	77-0706709
Bio-Lab, Inc.	Delaware	22-2268754
BioLab Textile Additives, LLC	Delaware	36-4514348
CNK Chemical Realty Corporation	Pennsylvania	25-1885340
Crompton Colors Incorporated	Delaware	06-1413341
Crompton Holding Corporation	Delaware	06-1413342
Crompton Monochem, Inc.	Louisiana	62-1873574
GLCC Laurel, LLC	Delaware	16-1695687
Great Lakes Chemical Corporation	Delaware	95-1765035
Great Lakes Chemical Global, Inc.	Delaware	35-2024486
GT Seed Treatment, Inc.	Minnesota	41-0795292
HomeCare Labs, Inc.	Delaware	57-1095038
ISCI, Inc.	Indiana	35-1427696
Kem Manufacturing Corporation	Georgia	58-0620603
Laurel Industries Holdings, Inc.	Delaware	76-0213635
Monochem, Inc.	Louisiana	72-0545612
Naugatuck Treatment Company	Connecticut	06-0902035
Recreational Water Products, Inc.	Delaware	22-2268754
Uniroyal Chemical Company Limited (Delaware)	Delaware	98-0159910
Weber City Road LLC	Louisiana	62-1864381
WRL of Indiana, Inc.	Indiana	35-1119136

Schedule 4.01(i)

Disclosures

None.

Schedule 4.01(m)

Environmental Liabilities

None.

Schedule 4.01(t)

Surviving Debt

Borrower	Lender/Trustee	Description	Transaction Currency Balance as of March 16, 2009
Crompton Corporation	JPMorganChase	$150 million of 6.875% Debentures due 2026	$150,000,000.00
Crompton Corporation	JPMorganChase	$500 million of 6.875% Debentures due 2016	$500,000,000.00
Great Lakes Corporation	Citigroup	$400 million of 7.00% Debentures due 2009	$370 ,000,00000
Chemtura Corporation	Citibank	Revolving Credit Agreement	$180,000,000.00
Chemtura/Crompton	Deutsche Bank	Old Republic Insurance Co.	$5,000,000.00
Chemtura	Deutsche Bank	Pennsylvania Dept. of Environmental Protection - Petrolia	$701,501.00
Chemtura	Deutsche Bank	Pennsylvania Dept. of Environmental Protection	$751,738.00
Chemtura	Deutsche Bank	Pennsylvania. Dept. of Environmental Protection	$376,377.00
Chemtura/Crompton	Deutsche Bank	RLI Insurance Company	$72,000.00
Chemtura/Crompton	Deutsche Bank	Self Insurance Division Bureau of W/C Pa.	$1,300,000.00
Chemtura/Crompton	Deutsche Bank	State of Vermont (Capitalization of Captive Ins Co)	$250,000.00
Chemtura	Deutsche Bank	VIP Builders LLC - Brooklyn	$599,200.13
Chemtura	Deutsche Bank	Regional Admin. Region 4 - EPA	$501,000.00
Chemtura/Witco	Deutsche Bank	National Union Fire Insurance	$625,000.00
Chemtura/Uniroyal	Deutsche Bank	National Union Fire Insurance Co.	$511,712.00
Chemtura	Deutsche Bank	Ace American Insurance Company	$1,442,000.00
Chemtura	Deutsche Bank	State of N.J. - E.P.A.	$250,000.00
Chemtura	BOA/Fleet	Deutsche as Trustee - Dublin, OH IRB	$8,756,165.00
Chemtura	Deutsche Bank	Old Republic Insurance Co.	$25,000.00
Chemtura/Uniroyal	Deutsche Bank	JP Morgan Chase Bank -as Trustee for the Witco Benefits Trust	$1,000,000.00
Chemtura USA	Deutsche Bank	West Virginia Workers’ Compensation Commission	$225,000.00
Chemtura	Deutsche Bank	US Nuclear Regulatory Commission	$142,731.65

Borrower	Lender/Trustee	Description	Transaction Currency Balance as of March 16, 2009
Chemtura USA	Deutsche Bank	JP Morgan Trust Company -Bayou Sorrel Trust	$429,919.00
Chemtura	Deutsche Bank	Lousiana Commissioner of Cnservation (Geismar)	$100,133.00
Chemtura	Deutsche Bank	Lousiana Commissioner of Conservation (Taft)	$60,080.00
Chemtura	Deutsche Bank	Lousiana Commissioner of Conservation (Gretna)	$2,394,280.00
Chemtura USA	Deutsche Bank	California Dept. of Toxic Subst. Cntrl	$692,383.00
Chemtura USA	Deutsche Bank	Alabama Dept. of Environmental Management	$1,131,828.00
Chemtura USA	Deutsche Bank	Connecticut DEP - Closure Care Naugutuck	$2,000,000.00
Chemtura USA	Deutsche Bank	Connecticut DEP - SAO	$2,000,000.00
Chemtura USA	Deutsche Bank	1.35M Euro Banca Intesa	$2,097,765.00
Chemtura USA	Deutsche Bank	CT DEP Corrective Action	$1,522,014.00
Bio Lab Company Store	Deutsche Bank	Lease Agreement for BioLab Company Store Front	$200,000.00
Chemtura USA	Deutsche Bank	Lion Backstop BOFA	$1,560,983.00
Chemtura USA	Deutsche Bank	Koch Industries Supplier Security	$1,000,000.00
Chemtura USA	Deutsche Bank	Southern California Edison Utility Security	$16,660.00
Chemtura/GLCC	ABN-AMRO	Travelers Casualty and Surety Co. of America	$182,186.00
Chemtura/GLCC	Wachovia Bank	Lumberman’s Mutual (Kemper)	$642,000.00
Chemtura/GLCC	Wachovia Bank	Old Republic Insurance Co.	$500,000.00
Chemtura/GLCC	Wachovia Bank	Reliance	$464,000.00
Chemtura/GLCC	Citibank	Zurich American Ins	$2,295,200.00
Chemtura/GLCC	Citibank	XL Insurance	$300,000.00
Chemtura	Citibank	Ace American Insurance Company	$9,102,404.00
Chemtura	Citibank	Mitsui - Supplier Guarantee	$600,000.00
Chemtura	Citibank	Helm Supplier Guarantee	$560,550.00
Chemtura	Citibank	Occidental Supplier Guarantee	$1,600,000.00
BAYROL Deutschalnd GMBH	Deutsche	Dr. Klein/ M -Quadrat(Bolckmans Immobilien)EUR 58,275	$85,892.84
Chemtura	Bank of America	GLCC Union County IRB	$9,333,617.00

Borrower	Lender/Trustee	Description		Transaction Currency Balance as of March 16, 2009
GLCC	Calyon	United States EPA - Eldorado		$1,600,000.00
Bio Lab	Calyon	United States EPA - Adrian UIC Wells P & A		$401,000.00
GLCC	Calyon	Arkansas Dept of Env. Quality - Eldorado		$11,880,106.00
GLCC	Calyon	Arkansas Dept of Env. Quality - Eldorado		$8,000,000.00
	Deutsche	1.75M Euro Dutch Early Retirement - Re: RP Sale		$2,719,325.00
	Deutsche	JP Morgan Chase Bank -as Trustee for the Witco Benefits Trust		$1,810,931.99
Chemtura	Citibank	Mitsui & Co	.	$600,000.00
Chemtura	Citibank	Helm USA Corporation		$560,550.00
Chemtura	Citibank	Occidental Chemical		$1,600,000.00

Schedule 4.01(u)

Lien

1.     Asia Stabilizers Co., Ltd. has granted liens against its land, building and new production line as collateral to secure loan agreements with certain Korean banks, in an aggregate principal amount of approximately KRW 10 Billion (approximately US$9.3MM)

2.     Chemtura Corporation, in accordance with the December 31, 2008 executed Waiver and Amendment No. 2 to the Amended and Restated Credit Agreement dated as of July 31, 2008, has granted to the Agent, a security interest as defined in Section 2 of the executed Second Amended and Restated Pledge and Security Agreement, dated as of December 31, 2008

JURISDICTION	DEBTOR	SECURED PARTY	DATE & FILE NO.	DESCRIPTION

DE- Secretary of State	A&M Cleaning Products, LLC	Citibank, N.A., as agent Two Penns Way New Castle, DE 19720	12/31/08 2008-4330567	Blanket Security Interest

NY- Secretary of State	Aqua Clear Industries, LLC	Citibank, N.A., as agent Two Penns Way New Castle, DE 19720	12/31/08 200812310857433	Blanket Security Interest

DE- Secretary of State	ASCK, Inc.	Citibank, N.A., as agent Two Penn Way New Castle, DE 19720	12/31/08 2008-4331425	Blanket Security Interest

GA- Cooperative Authority	ASEPSIS, Inc.	Citibank, N.A., as agent Two Penns Way New Castle, DE 19720	1/2/09 060-2009-000004	Blanket Security Interest

DE- Secretary of State	Bio-lab Franchise Company, LLC	Citibank, N.A., as agent Two Penns Way New Castle, DE 19720	12/31/08 2008-4331623	Blanket Security Interest

DE- Secretary of State	Bio-Lab, Inc.	Citibank, N.A., as Agent Tow Penns Way New Castle, DE 19720	6/27/07 2007-2437125	Blank Security Interest

DE- Secretary of State	Bio-Lab, Inc.	Citibank, N.A., as Agent Tow Penns Way New Castle, DE 19720	12/31/08 2008-4239387	Blanket Security Interest

DE-Secretary of State	Bio-Lab, Inc. (Seller)	Citicorp USA, Inc., as Agent (Buyer) 390 Greenwich Street, 1st Fl. New York, NY 10013	1/26/09 2009-0248523	Blank Security Interest in all Seller Receivables.

DE- Secretary of State	Biolab Company Store, LLC	Citibank, N.A., as agent Two Penn Way New Castle, DE 19720	12/31/08 2008-4331490	Blanket Security Interest

DE- Secretary of State	Biolab Textile Additives, LLC	Citibank, N.A., as agent Two Penn Way New Castle, DE 19720	12/31/08 2008-4331680	Blanket Security Interest

DE-Secretary of State	Chemtura Corporation	Citicorp USA, Inc., as Agent (Buyer) 390 Greenwich Street, 1st Fl. New York, NY 10013	1/26/09 2009-0248358	Blank Security Interest in all Seller Receivables.

DE-Secretary of State	Chemtura Corporation	Citibank, N.A., as Agent Two Penns Way New Castle, DE 19720	6/27/07 2007-2437175	Blanket Security Interest

DE- Secretary of State	Chemtura Receivables, LLC	Citicorp USA, Inc., as Agent 390 Greenwich Street, 1st Floor New York, NY 10013	1/26/09 2009-0248440	All assets of the Seller (Debtor)

PA- Department of State	CNK Chemical Realty Corporation	Citibank, N.A., as agent Two Penns Way New Castle, DE 19720	1/2/09 2009010503921	Blanket Security Interest

DE-Secretary of State	Crompton & Knowles Receivables Corporation c/o Chemtura Corporation	Chemtura Corporation 199 Benson Road Middlebury, CT 06749	2/2/09 2009-0344249	Blanket Security Interest

DE-Secretary of State	Crompton Colors Incorporated	Citibank, N.A., as Agent Two Penns Way New Castle, DE 19720	12/31/08 2008-4331722	Blanket Security Interest

DE-Secretary of State	Crompton Holding Corporation	Citibank, N.A., as Agent Two Penns Way New Castle, DE 19720 to	6/27/07 2007-2437209	Blanket Security Interest

LA- Database Acadia Parish	Crompton Monochem, Inc.	Citibank, N.A., as agent Two Penns Way New Castle, DE 19720	1/5/09 01-090027	Blanket Security Interest

DE-Secretary of State	GLCC Laurel, LLC	Citibank, N.A., as agent Two Penns Way New Castle, DE 19720	12/31/08 2008-4331821	Blanket Security Interest

DE-Secretary of State	GLCC Laurel, LLC	Citicorp USA, Inc., as agent 390 Greenwich Street, 1st Fl New York, NY 10013	1/26/09 2009-0248481	Blank Security Interest in all Seller Receivables.

DE- Secretary of State	Great Lakes Chemical Global, Inc.	Citibank, N.A., as agent Two Penns Way New Castle, DE 19720	12/31/08 2008-4331862	Blanket Security Interest

DE- Secretary of State	Great Lakes Chemical Corporation	Citibank N.A., as agent Two Penns Way New Castle, DE 19720	6/27/07 2007-2437274	Blanket Security Interest

DE- Secretary of State	Great Lakes Chemical Corporation	Citicorp USA, Inc., as Agent 390 Greenwich Street, 1st Floor New York, NY 10013	1/26/09 2009-0248465	Blank Security Interest in all Seller Receivables.

MN- Secretary of State	GT Seed Treatment, Inc.	Citibank, N.A., as agent Two Penns Way New Castle, DE 19720	1//2/09 200914420231	Blanket Security Interest

DE- Secretary of State	Homecare Labs, Inc.	Citibank, N.A., as agent Two Penns Way New Castle, DE 19720	12/31/08 2008-4331896	Blanket Security Interest

IN- Secretary of State	ISCI, Inc.	Citibank, N.A., as agent Two Penns Way New Castle, DE 19720	1/2/09 200900000052654	Blanket Security Interest

GA- Cooperative Authority Fulton County MN- Secretary of State	KEM Manufacturing Corporation	Citibank, N.A., as agent Two Penns Way New Castle, DE 19720	1//2/09 060-2009-000003	Blanket Security Interest

DE- Secretary of State	Laurel Industries	Citibank, N.A., as agent Two Penns Way New Castle, DE 19720	12/31/08 2008-4331979	Blanket Security Interest

LA- Database LA- Database Acadia Parish	Monochem, Inc.	Citibank, N.A., as agent Two Penns Way New Castle, DE 19720	1/5/09 01-090026	Blanket Security Interest

CT Secretary of State	Naugatuck Treatment	Citibank, N.A., as agent Two Penns Way New Castle, DE 19720	1/2/09 0002673336	Blanket Security Interest

DE- Secretary of State	Recreational Water	Citibank, N.A., as agent Two Penns Way New Castle, DE 19720	12/31/08 2008-4332043	Blanket Security Interest

LA- Database Acadia Parish	Weber City Road LLC	Citibank, N.A., as agent Two Penns Way New Castle, DE 19720	1/5/09 01-090025	Blanket Security Interest

IN- Secretary of State	WRL of Indiana, Inc.	Citibank, N.A., as Agent Two Penns Way New Castle, DE 19720	1/2/09 200900000052765	Blanket Security Interest

JURISDICTION	DEBTOR	SECURED PARTY	DATE & FILE NO.	DESCRIPTION

CT- Secretary of State	Chemtura Corporation	MB Financial Bank, N.A. 6111 North River Road Rosemont, IL 60018	6/29/07 0002465329 Page 1 of 2 of Vol U-00360	Leased Equipment under Master Lease with Schedule #001 dated 5/8/07

CT- Secretary of State	Chemtura Corporation	LaSalle Systems Leasing, Inc. 6111 North River Road Rosemont, IL 60018	12/14/07 0002608607 Page 1 of 1 of Vol U-00372	Leased Equipment under Master Lease dated 5/8/07 with Schedule #002 dated 8/6/07

DE-Secretary of State	Chemtura Corporation	Lyondell Chemical Company 1221 McKinney, Suite 1600 Houston, TX 77010	7/10/08 2008-2361598	Continuation of 3328252

DE-Secretary of State	Chemtura Corporation	Citicorp Del Lease, Inc. d/b/a Citicorp Dealer Finance 450 Mamaroneck Ave, Harrison, NY 10528	10/7/05 53114197	Amendment to 22314312 to correct Debtor’s name to “Chemtura Corporation” and change Debtor address to 199 Benson Road, Middlebury, CT 06749

DE- Secretary of State	Chemtura Corporation	Bankers/Softech, a Division of Citicapital Technology Finance, Inc. 450 Mamaroneck Ave Harrison, NY 10528	9/30/05 53027381	In lieu statement from SOS-CT - Leased equipment

JURISDICTION	DEBTOR	SECURED PARTY	DATE & FILE NO.	DESCRIPTION

DE- Secretary of State	Chemtura Corporation	IOS Capital 1738 Bass Road Macon, GA 31210	11/15/05 53531424	Leased equipment under Master Lease Agreement

DE- Secretary of State	Chemtura Corporation	General Electric Capital Corporation 10 Riverview Drive Danbury, CT 06810	1/17/06 60166371	All accounts receivable for which Honeywell International us the Account Debtor and which have been purchased by the Debtor pursuant to an Agreement dated 12/17/99.

DE-Secretary of State	Chemtura Corporation	Trilogy Leasing Co., LLC 2551 Route 130 Cranbury, NJ 08512 IDB Leasing Inc. 1001 Durham Ave. South Plainfield, NJ 07080	4/19/06 61313733	Lease Equipment - under Master Lease dated 2/18/00 by and between Debtor and Secured Party

DE-Secretary of State	Chemtura Corporation	MB Financial Bank, N.A. 6111 N. River Road Rosemont, IL 60018	1/3/07 2007-0013267	Leased Equipment under Master Lease Agreement dated 2/18/00 by and between Debtor and Trilogy Leasing Co., LLC.

DE-Secretary of State	Chemtura Corporation	Trilogy Leasing Co., LLC 2551 Route 130 Cranbury, NJ 08512 1st Constitution Bank 2650 Route 130 Cranbury, NJ 08512	2/9/07 2007-0522549	Lease Equipment - under Master Lease dated 2/18/00 by and between Debtor and Secured Party

JURISDICTION	DEBTOR	SECURED PARTY	DATE & FILE NO.	DESCRIPTION

DE-Secretary of State	Chemtura Corporation	Lanxess Corporation 111 Ridc Park West Drive Pittsburg, PA 15275	3/2/07 2007-0798727	Debtor shall direct Baxter-Harris Co, Inc. to grant Secured Party first priority purchase money security interest in the Consignment Products -trade name Terrazole-Technical (CAS 63721-05-1)

DE-Secretary of State	Chemtura Corporation	De Lage Landen Financial Services Inc. 1111 Old Eagle School Road Wayne, PA 19087	4/27/07 2007-1583110	Leased Equipment

DE-Secretary of State	Chemtura Corporation	MB Financial Bank, N.A. 6111 N. River Road Rosemont, IL 60018	5/9/07 2007-1747947	Leased Equipment under Master Lease Agreement dated 2/18/00 by and between Debtor and Trilogy Leasing Co., LLC.

DE-Secretary of State	Chemtura Corporation	Trilogy Leasing Co., LLC 2551 Route 130 Cranbury, NJ 08512 1st Constitution Bank 2650 Route 130 Cranbury, NJ 08512	6/20/07 2007-2331105	Lease Equipment - under Master Lease dated 2/18/00 by and between Debtor and Secured Party

DE-Secretary of State	Chemtura Corporation	Cisco Systems Capital Corporation 111 Old Eagle School Road Wayne, PA 19087	6/20/07 2007-2557758	Lease Equipment

DE-Secretary of State	Chemtura Corporation	Trilogy Leasing Co., LLC 2551 Route 130 Cranbury, NJ 08512 1st Constitution Bank 2650 Route 130 Cranbury, NJ 08512	8/20/07 2007-3157285	Lease Equipment - under Master Lease dated 2/18/00 by and between Debtor and Secured Party

JURISDICTION	DEBTOR	SECURED PARTY	DATE & FILE NO.	DESCRIPTION

DE-Secretary of State	Chemtura Corporation	MB Financial Bank, N.A. 6111 N. River Road Rosemont, IL 60018	8/29/07 2007-3305983	Leased Equipment under Master Lease Agreement dated 2/18/00 by and between Debtor and Trilogy Leasing Co., LLC

DE-Secretary of State	Chemtura Corporation	AEL Financial LLC 600 North Buffalo Grove Road Buffalo Grove, IL 60089	8/29/07 2007-3680781	Leased Equipment - Water Purification System

DE-Secretary of State	Chemtura Corporation	Trilogy Leasing Co., LLC 2551 Route 130 Cranbury, NJ 08512 MB Financial Bank, N.A. 6111 N. River Road Rosemont, IL 60018	10/3/07 2007-3729695	Leased Equipment under Master Lease Agreement dated 2/18/00 by and between Debtor and Trilogy Leasing Co., LLC

DE-Secretary of State	Chemtura Corporation	Trilogy Leasing Co., LLC 2551 Route 130 Cranbury, NJ 08512 MB Financial Bank, N.A. 6111 N. River Road Rosemont, IL 60018	2/29/08 2008-0736585	Amendment to 2007-3729695 to amend collateral description

DE-Secretary of State	Chemtura Corporation	Cisco Systems Capital Corporation 111 Old Eagle School Road Wayne, PA 19087	11/16/07 2007-4418439	Leased Equipment

DE-Secretary of State	Chemtura Corporation	MB Financial Bank, N.A. 6111 N. River Road Rosemont, IL 60018	2/29/08 2008-0736551	Amendment to 2007-4644224 to amend collateral description

DE-Secretary of State	Chemtura Corporation	MB Financial Bank, N.A. 6111 N. River Road Rosemont, IL 60018	1/30/08 2008-0358968	Leased Equipment under Master Lease Agreement dated 2/18/00 by and between Debtor and Trilogy Leasing Co., LLC

JURISDICTION	DEBTOR	SECURED PARTY	DATE & FILE NO.	DESCRIPTION

DE-Secretary of State	Chemtura Corporation	MB Financial Bank, N.A. 6111 N. River Road Rosemont, IL 60018	5/19/08 2008-1713278	Leased Equipment under Master Lease Agreement dated 2/18/00 by and between Debtor and Trilogy Leasing Co., LLC

DE-Secretary of State	Chemtura Corporation	MB Financial Bank, N.A. 6111 N. River Road Rosemont, IL 60018	8/22/08 2008-2868006	Leased Equipment under Master Lease Agreement dated 2/18/00 by and between Debtor and Trilogy Leasing Co., LLC

DE- Secretary of State	Bio-Lab, Inc.	Recycle America Alliance, L.L.C. 4600 North Port Washington Road Milwaukee, WI 53212	11/17/03 33009928	Leased Equipment- Selco 60 VS-HD Bailer

DE-Secretary of State	Bio-Lab, Inc.	Crown Credit Company 40 S. Washington Street New Bremen, OH 45869	1/14/05 50169434	Leased Equipment - 3 Crown Lift Trucks

DE- Secretary of State	Bio-Lab, Inc.	Toyota Motor Credit Corporation P.O. Box 3457 Torrance, CA 90510	2/23/05 50586223	Leased Equipment - 10 Toyota Fort Lift T-Model Trucks

DE- Secretary of State	Bio-Lab, Inc.	Toyota Motor Credit Corporation P.O. Box 3457 Torrance, CA 90510	4/25/05 51255893	Leased Equipment - 12 Toyota Fork Lift T-Model Trucks

DE- Secretary of State	Bio-Lab, Inc.	Toyota Motor Credit Corporation P.O. Box 3457 Torrance, CA 90510	5/3/05 51353672	Leased Equipment - 16 Toyota Fork Lift T-Model Trucks

DE- Secretary of State	Bio-Lab, Inc.	Toyota Motor Credit Corporation P.O. Box 3457 Torrance, CA 90510	12/27/07 2007-4873815	Leased Equipment - 4 Toyota Fork Lifts

DE- Secretary of State	Bio-Lab, Inc.	Toyota Motor Credit Corporation P.O. Box 3457 Torrance, CA 90510	2/12/08 2008-0516748	Leased Equipment - 10 Toyota Fork Lifts

JURISDICTION	DEBTOR	SECURED PARTY	DATE & FILE NO.	DESCRIPTION

DE- Secretary of State	Bio-Lab, Inc.	Toyota Motor Credit Corporation P.O. Box 3457 Torrance, CA 90510	2/21/08 2008-0625531	Leased Equipment - 3 new Toyota Fork Lifts

DE- Secretary of State	Bio-Lab, Inc.	Toyota Motor Credit Corporation P.O. Box 3457 Torrance, CA 90510	5/13/08 2008-1650470	Leased Equipment - 7 new Toyota Fork lifts

DE- Secretary of State	Bio-Lab, Inc.	Toyota Motor Credit Corporation P.O. Box 3457 Torrance, CA 90510	6/10/08 2008-1981985	Leased Equipment - 3 Used Fork lifts

DE- Secretary of State	Bio-Lab, Inc.	Toyota Motor Credit Corporation P.O. Box 3457 Torrance, CA 90510	7/21/08 2008-2491759	Leased Equipment - 6 new Toyota Fork lifts

GA- Barrow County Clerk of Superior Court	Bio-Lab, Inc.	Fuji film 850 Central Avenue Hanover Park, IL 60133	11/12/04 007200415541	Fuji Graphic Arts equipment

DE- Secretary of State	GLCC Laurel, LLC	Fifth Third Bank 215 N. Illinois, Suite 1000 Indianapolis, IN 46204	5/6/04 41262932	All acquired investory, accounts, supporting obligation, software, rents, issues, profits, products and proceeds

DE- Secretary of State	Great Lakes Chemical Corporation	United of Omaha Life Insurance Company Mutual of Omaha Plaza Omaha, NE 681759	5/28/03 31352502

All of the Debtor’s right title and interest in and as a LP of House Investments - 1997 Tax Credits LP including  interest in the property and assets of the Partnership and its interest in its capital accounts of the Partnership

DE- Secretary of State	Great Lakes Chemical Corporation	Steel case Financial Services Inc. 1111 44th Street SE Grand Rapids, MI 45908	11/11/03 32961962	Amendment to 32625435 to change secured party address of 901 44th Street S.E., Grand Rapids, MI 45908

JURISDICTION	DEBTOR	SECURED PARTY	DATE & FILE NO.	DESCRIPTION

DE- Secretary of State	Great Lakes Chemical Corporation	Toyota Motor Credit Corporation P.O. Box 3457 Torrance, CA 90510	5/26/04 41463234	Leased Equipment - 1 new Toyota forklift

DE- Secretary of State	Great Lakes Chemical Corporation	The CIT Group/Equipment Financing , Inc. One CIT Drive, Livingston, NJ 07039	6/14/04 41740531	Leased Equipment -assorted

DE- Secretary of State	Great Lakes Chemical Corporation	Toyota Motor Credit Corporation P.O. Box 3457 Torrance, CA 90510	2/17/05 50537309	Leased Equipment

DE- Secretary of State	Great Lakes Chemical Corporation	Toyota Motor Credit Corporation P.O. Box 3457 Torrance, CA 90510	2/17/05 50537440	Leased Equipment

DE- Secretary of State	Great Lakes Chemical Corporation	General Electric Capital Corporation 40 Liberty Blvd. Malvern, PA 19355	11/30/05 53693950	In lieu statement from SOS-AR. All accounts receivable for with Honeywell International Inc, is the debtor and which have been purchased by the Debtor pursuant to an agreement dated 11/10/99

DE- Secretary of State	Great Lakes Chemical Corporation	General Electric Capital Corporation 10 Riverview Drive Danbury, CT 06810	1/17/06 60166470	All accounts receivable for with Honeywell International Inc, is the debtor and which have been purchased by the Debtor pursuant to an agreement dated 11/10/99

DE- Secretary of State	Uniroyal Chemical Company Ltd.	IOS Capital 1728 Bass Road Macon, GA 31210	10/9/03 32739590	Leased Equipment pursuant to Master Lease Agreement, Schedule No. SK4921

Schedule 5.02(g)

Investments in Joint Ventures

(See Attached)

Schedule 5.02(p)

Sale and Lease Backs

None.

Schedule I

Commitments and Applicable Lending Offices

See attached.

Schedule I to
Credit Agreement

Commitments and Applicable Lending Offices

	AMOUNT	COMMITMENT
FACILITY
FACILITIES TOTAL
Citibank, N.A. (1)	$187,135,135.14	46.78%
Royal Bank of Scotland Plc	$20,077,220.38	5.01%
ABN Amro Bank N.V.	$50,193,049.89	12.54%
Wachovia Bank, N.A.	$35,135,135.14	8.785%
Sumitomo Mitsui Banking Corporation	$20,270,270.27	5.07%
ING Capital LLC	$23,000,000.00	5.75%
Calyon New York Branch	$20,270,270.27	5.07%
Commerzbank AG, New York and Grand Cayman Branches	$16,891,891.89	4.22%
Intesa Sanpaolo, S.p.A., New York Branch	$13,513,513.51	3.38%
BNP Paribas	$13,513,513.51	3.38%

Total	$400,000,000.00	100.00%

INTERIM ORDER

	AMOUNT	COMMITMENT %
Term Facility
Citibank, N.A. (1)	$149,129,744.30	90.37%
Royal Bank of Scotland Plc	$1,255,502.73	0.76%
ABN Amro Bank N.V.	$3,138,756.76	1.90%
Wachovia Bank, N.A.	$2,197,129.74	1.33%
Sumitomo Mitsui Banking Corporation	$1,267,574.85	0.77%
ING Capital LLC	$3,997,304.58	2.42%
Calyon New York Branch	$1,267,574.85	0.77%
Commerzbank AG, New York and Grand Cayman Branches	$1,056,312.38	0.64%
Intesa Sanpaolo, S.p.A., New York Branch	$845,049.90	0.51%
BNP Paribas	$845,049.90	0.51%

Total	$165,000,000.00	100.00%

Non-rollup Revolving Credit Facility
Citibank, N.A.	$4,043,126.68	16.17%
Royal Bank of Scotland Plc	$2,002,310.29	8.00%
ABN Amro Bank N.V.	$5,005,775.87	20.015%
Wachovia Bank, N.A.	$3,504,043.13	14.02%
Sumitomo Mitsui Banking Corporation	$2,021,563.34	8.09%
ING Capital LLC	$2,021,563.34	8.09%
Calyon New York Branch	$2,021,563.34	8.09%
Commerzbank AG, New York and Grand Cayman Branches	$1,684,636.12	6.74%
Intesa Sanpaolo, S.p.A., New York Branch	$1,347,708.89	5.39%
BNP Paribas	$1,347,708.89	5.39%

Total	$25,000,000.00	100.00%

(1) Citi to allocate certain commitments via assignment

1

FINAL ORDER

	AMOUNT	COMMITMENT %
Term Facility
Citibank, N.A. (1)	$162,876,375.04	65.15%
Royal Bank of Scotland Plc	$8,063,358.05	3.22%
ABN Amro Bank N.V.	$20,158,394.70	8.06%
Wachovia Bank, N.A.	$14,110,876.38	5.64%
Sumitomo Mitsui Banking Corporation	$8,140,890.22	3.26%
ING Capital LLC	$10,870,619.95	4.35%
Calyon New York Branch	$8,140,890.22	3.26%
Commerzbank AG, New York and Grand Cayman Branches	$6,784,075.18	2.71%
Intesa Sanpaolo, S.p.A., New York Branch	$5,427,260.14	2.17%
BNP Paribas	$5,427,260.14	2.17%

Total	$250,000,000.00	100.00%

Rollup Revolving Credit Facility
Citibank, N.A.	$11,555,383.74	13.37%
Royal Bank of Scotland Plc	$6,986,872.69	8.08%
ABN Amro Bank N.V.	$17,467,181.36	20.20%
Wachovia Bank, N.A.	$10,014,665.90	11.58%
Sumitomo Mitsui Banking Corporation	$5,777,691.87	6.68%
ING Capital LLC	$5,777,691.87	6.68%
Calyon New York Branch	$7,054,054.05	8.16%
Commerzbank AG, New York and Grand Cayman Branches	$8,397,683.40	9.71%
Intesa Sanpaolo, S.p.A., New York Branch	$6,718,146.72	7.77%
BNP Paribas	$6,718,146.72	7.77%

Total	$86,467,518.32	100.00%

Non-rollup Revolving Credit Facility
Citibank, N.A.	$12,703,376.37	20%
Royal Bank of Scotland Plc	$5,026,989.64	7.91%
ABN Amro Bank N.V.	$12,567,473.83	19.78%
Wachovia Bank, N.A.	$11,009,592.86	17.32%
Sumitomo Mitsui Banking Corporation	$6,351,688.19	10%
ING Capital LLC	$6,351,688.19	10%
Calyon New York Branch	$5,075,326.00	7.99%
Commerzbank AG, New York and Grand Cayman Branches	$1,710,133.31	2.7%
Intesa Sanpaolo, S.p.A., New York Branch	$1,368,106.65	2.15%
BNP Paribas	$1,368,106.65	2.15%

Total	$63,532,481.68	100.00%

2

LENDERS	APPLICABLE LENDING OFFICE

Citibank, N.A.	2 Penns Way, Suite 100
New Castle, DE 19720
T: (302) 894-6010
F: (212) 994-0961

The Royal Bank of Scotland Plc	101 Park Avenue, 12th Floor
New York, NY 10178
Attn: Joseph Sileo
T: (212) 401-1320
F: (212) 401-1390

ABN Amro Bank N.V.	101 Park Avenue, 12th Floor
New York, NY 10178
Attn: Neil J. Bivona
T: (212) 401-3505
F: (203) 873-3015

Wachovia Bank, National Association	201 S. College Street, NC1183
Charlotte, NC 28244
Attn: Lekeisha Neely
T: (704) 374-6145
F: (704) 715-0095

Sumitomo Mitsui Banking Corporation., New York	277 Park Avenue
New York, NY 10172
Attn: Kimberly Rosario-Calviat
T: (212) 224-4392
F: (212) 224-5192

ING Capital LLC	1325 Avenue of the Americas
Attn: Ermelinda Young
New York, NY 10019
T: (646) 424-8240
F: (646) 424-8251

Calyon New York Branch	1301 Avenue of the Americas
New York, NY, 10019
Attn: Lissa Guillaume
T: (212) 261-7182
F: (212) 261-7696

3

Commerzbank AG, New York and Grand
Cayman Branches	2 World Financial Center
New York, NY, 10281
Attn: Victoria Montero
T: (212) 266-7441
F: (212) 266-7772

Banca Intesa S.p.A., New York Branch	1 William Street
New York, NY 10004
F: (212) 809-2124
BNP Paribas
787 Seventh Avenue
New York, NY 10019
Attn: Michael Kowalczuk
T: (212) 841-2081
F: (212) 841-3049

4

CHEMTURA COPYRIGHTS

Copyright Registrations

Title	Record Owner	Reg. Date	Reg. Number	K&E Comments

AQUA CLEAR	Aqua Clear Industries, LLC	31-Dec-97	TX0005069576

ASK ALAN: SWIMMING POOL & SPA Q&A	Aqua Clear Industries, LLC	19-Aug-99	TX0005050042

POOL CARE MAINTENANCE GUIDE	Aqua Clear Industries, LLC	20-Aug-99	TX0005019487

SPA CARE GUIDE	Aqua Clear Industries, LLC	23-Aug-23	TX0005040197

SUN INFOSOURCE POOL & SPA WATER CARE	Aqua Clear Industries, LLC	20-Dec-99	TX0005085773

DISTRIBUTOR WATER ANALYSIS SOFTWARE.	Asepsis, Inc.	27-Feb-98	TX4737285

OMNI POOL CARE GUIDE	Asepsis, Inc., a wholly-owned subsidiary of Bio-Lab, Inc.	8-Jul-86	TX0001867589

OMNI TRAINING MANUAL	Asepsis, Inc., a wholly-owned subsidiary of Bio-Lab, Inc.	8-Jul-86	TX0001867103

SPA CARE GUIDE	Asepsis, Inc., a wholly-owned subsidiary of Bio-Lab, Inc.	8-Jul-86	TX0001858386

SOFTSWIM POOL CARE GUIDE : A COMPLETE GUIDE TO PERSONALIZED POOL CARE FROM BIOGUARD.	BioLab, Inc.	5-Apr-93	TX3515891

[KISS]	Bio-Lab, Inc.	31-Mar-94	TX0003663057

ALEX BAS	Bio-Lab, Inc.	10-Apr-96	TX0004254213

ALEX INTERACTIVE SOFTWARE	Bio-Lab, Inc.	15-Jun-89	TX0002748927

ALEX SOFTWARE PROGRAM	Bio-Lab, Inc.	15-Oct-93	TX0003665449

ALGAE CONTROL AND TREATMENT IN SWIMMING POOLS	Bio-Lab, Inc.	7-Jan-74	A506078

AUTOMATIC CHLORINATION	Bio-Lab, Inc.	5-Jan-73	A419253

BIOGUARD	Bio-Lab, Inc.	8-Jul-86	TX0001858286

BIO-GUARD	Bio-Lab, Inc.	15-Aug-89	TX2633127

CHEMICAL TECHNOLOGY & MARKETING PROGRAM	Bio-Lab, Inc.	14-Oct-74	A589720

COMPUTERIZED POOL WATER ANALYSIS AND TREATMENT	Bio-Lab, Inc.	17-Sep-79	TX0000329737

1

Title	Record Owner	Reg. Date	Reg. Number	K&E Comments

SEQUENCE

COMPUTERIZED WATER ANALYSIS DATA SHEET	Bio-Lab, Inc.	17-Sep-79	TX0000329738

LOOK UP COMPUTERIZED WATER ANALYSIS DATA SHEET FOR WINTERIZATION	Bio-Lab, Inc.	17-Sep-79	TX0000329739

OMNI/PROGUARD: DISTRIBUTOR VERSION	Bio-Lab, Inc.	15-Aug-89	TX0002642151

POOL BOOK: A COMPLETE GUIDE TO POOL CARE, OPENING TO CLOSING	Bio-Lab, Inc.	15-May-86	TX0001797302

POOL GUARDIAN: A PUBLICATION FOR BIOGUARD POOL & SPA DEALERS	Bio-Lab, Inc.	1-Jan-87	CSN0074704	CSN registrations are for collective works. It can be used as a reference to the entire collection of multiple registered works. This collection includes registration TX0002102981.

POOL GUARDIAN: A PUBLICATION FOR BIOGUARD POOL & SPA DEALERS	Bio-Lab, Inc.	1-May-87	TX2102981

THE BIO-GUARD TECHNICAL SERVICES MANUAL	Bio-Lab, Inc.	1-Mar-72	A348006

THE SPA BOOK: A COMPLETE GUIDE TO SPA AND HOT TUB CARE	Bio-Lab, Inc.	31-Oct-84	TX00018588287

THE POOL BOOK : A COMPLETE GUIDE TO PERSONALIZED POOL CARE.	Biolabs, Inc.	26-May-92	TX3321190

SADTLER SPECTRA 300 MHZ PROTON NUCLEAR MAGNETIC RESONANCE STATNDARDS : VOL. 21	Bio-Labs, Inc.; Sadtler Research Laboratories	2-Oct-96	TX4352390	Company to advise if Sadtler Research Laboratories maintains an interest in this copyright.

GREAT LAKES CHEMICAL CORP. : A HISTORY OF INNOVATION AND SUCCESS / EMERSON KAMPEN.	Great Lakes Chemical Corporation	22-Jun-90	TX2847365

K E M ELECTRONIC IGNITION : BOX NO. 117.	KEM Manufacturing Company, Inc.	11-Oct-84	VA182711

2

Title	Record Owner	Reg. Date	Reg. Number	K&E Comments

K E M MAG-PLUS : MAGNETIC SUPPRESSION IGNITION WIRE SET.	KEM Manufacturing Company, Inc.	1-Jun-87	VA266417

AERACE SPRAY MARK & STAIN REMOVER	Systems General, Inc.; Kem Manufacturing Corporation; and Madison Bionics	3-Jul-89	TX2585109	Company to advise if Systems General, Inc. and Madison Bionics maintain an interest in this copyright.

RUS-T-RACE DE-RUSTS, DEGREASES, CLEANS, ETCHES	Systems General, Inc.; Kem Manufacturing Corporation; and Madison Bionics	3-Jul-89	TX2585111	Company to advise if Systems General, Inc. and Madison Bionics maintain an interest in this copyright.

[SAFE AND SORRY]	Uniroyal Chemical Company, Inc. (NJ)	8-Jul-86	TXu000278155

PESTICIDE WORKER SAFETY INFORMATION	Uniroyal Chemical Company, Inc. (NJ)	8-Sep-82	PA0000607479

PESTICIDE WORKER SAFETY INFORMATION	Uniroyal Chemical Company, Inc. (NJ)	8-Sep-82	TX0003501412

POWERGRIP HTD SYSTEMS FOR INDUSTRIAL DRIVES: POWER TRANSMISSION BELT DRIVES.	Uniroyal, Inc.	1-Jul-85	TX0001626668

SAFETY COMMUNICATIONS FOR SUPERVISORS AND EMPLOYEES	Uniroyal, Inc.	1-Feb-79	TX0000186144

HARD WORK AND INTEGRITY: THE WITCO STORY/BY ALAN S. BROWN	Witco Corporation(1)	16-Jan-96	TX0004214643

SONNEBORN INVENTORY CONTROL SYSTEM	Witco Corporation	12-Oct-88	TXu000343458

(1) Company has confirmed that Chemtura Corporation is the beneficial owner of all copyrights currently held by Witco Corporation.

3

CHEMTURA CORPORATION

TRADEMARKS

Trademark Applications and Registrations

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
ANDEROL	Algeria	Anderol, Inc.(1)	Pending	073383	25-Dec-2007
ANDEROL	Argentina	Anderol, Inc.	Pending	2792653	14-Dec-2007
EVEREST	Australia	Anderol, Inc.	Registered	980363	17-Sep-2008	980363	17-Sep-2008
ROYCO	Australia	Anderol, Inc.	Registered	1164102	02-Mar-2007	1164102	15-Oct-2007
ANDEROL	Austria	Anderol, Inc.	Registered	941130	02-Oct-2007	941130	02-Oct-2007
ANDEROL	Bangladesh	Anderol, Inc.	Pending	110925	30-Dec-2007
ANDEROL	Bolivia	Anderol, Inc.	Pending	SM585907	14-Dec-2007
ANDEROL	Brazil	Anderol, Inc.	Published	829249885	25-Jul-2007
ROYCO	Brazil	Anderol, Inc.	Pending	829651144	20-Mar-2008
ROYCO	Brazil	Anderol, Inc.	Pending	829651163	20-Mar-2008
ANDEROL	Bulgaria	Anderol, Inc.	Registered	941130	02-Oct-2007	941130	02-Oct-2007
ANDEROL	Chile	Anderol, Inc.	Published	799780	13-Dec-2007
ANDEROL	China (Peoples Republic)	Anderol, Inc.	Pending	6219218	13-Aug-2007
ANDEROL in Chinese	China (Peoples Republic)	Anderol, Inc.	Registered	4650010	11-May-2005	4650010	07-Oct-2008
ANDEROL in Chinese	China (Peoples Republic)	Anderol, Inc.	Registered	4650011	11-May-2005	4650011	07-Oct-2008
EVEREST	China (Peoples Republic)	Anderol, Inc.	Registered	980363	17-Sep-2008	980363	17-Sep-2008
ANDEROL	Czech Republic	Anderol, Inc.	Registered	941130	02-Oct-2007	941130	02-Oct-2007
ANDEROL	Dominican Republic	Anderol, Inc.	Registered	200744064	21-Dec-2007	166268	17-Mar-2008

(1) Company has confirmed that Chemtura Corporation is the beneficial owner of all trademarks currently held by Anderol, Inc.

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
EVEREST	European Community	Anderol, Inc.	Registered	980363	17-Sep-2008	980363	17-Sep-2008
ROYCO	European Community	Anderol, Inc.	Registered	006249734	21-Aug-2007	006249734	19-Jun-2008
ANDEROL	Finland	Anderol, Inc.	Registered	0280167	21-Jul-1967	52822	22-Jul-1968
ANDEROL	France	Anderol, Inc.	Registered	INPI868414	23-Jul-1987	1419584	23-Jul-1987
ANDEROL	France	Anderol, Inc.	Registered	INPI211513	22-May-1990	1593399	22-May-1990
ANDEROL	Germany	Anderol, Inc.	Registered	R121164WZ	25-Jul-1967	920620	18-Jul-1974
ANDEROL	Indonesia	Anderol, Inc.	Pending	D002007043223	28-Dec-2007
ANDEROL	Int’l Registration - Madrid Agreement / Protocol	Anderol, Inc.	Registered	941130	02-Oct-2007	941130	02-Oct-2007
EVEREST	Int’l Registration - Madrid Protocol Only	Anderol, Inc.	Registered	980363		980363	17-Sep-2008
ANDEROL PQ	Japan	Anderol, Inc.	Pending	217142008	24-Mar-2008
AOSYN	Japan	Anderol, Inc.	Registered	860422007	03-Aug-2007	5143498	20-Jun-2008
EVEREST	Japan	Anderol, Inc.	Registered	980363	17-Sep-2008	980363	17-Sep-2008
ROYCO	Japan	Anderol, Inc.	Registered	860412007	03-Aug-2007	5135802	23-May-2008
ROYCO (in Katakana)	Japan	Anderol, Inc.	Registered	877232007	09-Aug-2007	5135806	23-May-2008
ANDEROL	Korea, Republic of	Anderol, Inc.	Registered	941130	02-Oct-2007	941130	02-Oct-2007
EVEREST	Korea, Republic of	Anderol, Inc.	Registered	980363	17-Sep-2008	980363	17-Sep-2008
ANDEROL	Montenegro	Anderol, Inc.	Registered	941130	02-Oct-2007	941130	02-Oct-2007
ANDEROL	Nicaragua	Anderol, Inc.	Pending	20074616	14-Dec-2007
ANDEROL	Norway	Anderol, Inc.	Registered	93439	21-Jul-1967	75043	29-Aug-1968
EVEREST	Norway	Anderol, Inc.	Registered	980363	17-Sep-2008	980363	17-Sep-2008
ANDEROL	Panama	Anderol, Inc.	Registered	200733967	14-Dec-2007	167267	22-Aug-2008
ANDEROL	Paraguay	Anderol, Inc.	Pending	431002007	17-Dec-2007

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
ANDEROL	Peru	Anderol, Inc.	Registered	3384422007	13-Dec-2007	139331	10-Jun-2008
ANDEROL	Philippines	Anderol, Inc.	Registered	42007012382	08-Nov-2007	42007012382	03-Mar-2008
ANDEROL	Poland	Anderol, Inc.	Registered	941130	02-Oct-2007	941130	02-Oct-2007
ANDEROL	Russian Federation	Anderol, Inc.	Registered	941130	02-Oct-2007	941130	02-Oct-2007
EVEREST	Russian Federation	Anderol, Inc.	Registered	980363	17-Sep-2008	980363	17-Sep-2008
ANDEROL	Serbia (Old Code)	Anderol, Inc.	Registered	941130	02-Oct-2007	941130	02-Oct-2007
ANDEROL	Singapore	Anderol, Inc.	Registered	941130	02-Oct-2007	941130	02-Oct-2007
EVEREST	Singapore	Anderol, Inc.	Registered	980363	17-Sep-2008	980363	17-Sep-2008
ANDEROL	Slovakia	Anderol, Inc.	Registered	941130	02-Oct-2007	941130	02-Oct-2007
ANDEROL	South Africa	Anderol, Inc.	Registered	673217	24-Jul-1967	673217	24-Jul-1997
ANDEROL	Switzerland	Anderol, Inc.	Registered	4708	10-Aug-1967	356837	10-Aug-1967
ANDEROL	Taiwan	Anderol, Inc.	Pending	96050212	25-Oct-2007
ANDEROL	Trinidad and Tobago	Anderol, Inc.	Published	39310	19-Dec-2007
ANDEROL	Turkey	Anderol, Inc.	Registered	941130	02-Oct-2007	941130	02-Oct-2007
EVEREST	Turkey	Anderol, Inc.	Registered	980363	17-Sep-2008	980363	17-Sep-2008
ANDEROL	Ukraine	Anderol, Inc.	Registered	941130	02-Oct-2007	941130	02-Oct-2007
EVEREST	Ukraine	Anderol, Inc.	Registered	980363	17-Sep-2008	980363	17-Sep-2008
ANDEROL	United States of America	Anderol, Inc.	Registered	76148904	18-Oct-2000	2503969	06-Nov-2001
PQ	United States of America	Anderol, Inc.	Registered	75006147	09-Sep-1988	1549762	01-Aug-1989
R in circle design with ROYCO	United States of America	Anderol, Inc.	Pending, ITU	77260292	21-Aug-2007
ROYCO	United States of America	Anderol, Inc.	Registered	74265106	05-Jan-1993	1744221	05-Jan-1993
ROYCO	United States of America	Anderol, Inc.	Registered	77252282	10-Aug-2007	3401602	25-Mar-2008

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
ROYCO Stylized	United States of America	Anderol, Inc.	Registered	73785828	10-Mar-1989	1572700	26-Dec-1989
TRIPLE DROP DEVICE	United States of America	Anderol, Inc.	Registered	75006147	16-Oct-1995	2050404	08-Apr-1997
TIMONOX	Italy	Anzon Limited(2)	Registered	213724	08-May-1967	781802	08-May-1967
SUN-BURN	Australia	Aqua Clear Industries, LLC	Registered	469326	21-Jul-1987	469326	02-Nov-1989
SUN	Canada	Aqua Clear Industries, LLC	Registered	562568	14-May-1986	TMA325855	10-Apr-1987
SUN	Canada	Aqua Clear Industries, LLC	Registered	406065	11-Jan-1977	TMA226692	17-Mar-1978
SUN & Full Sun Design	Canada	Aqua Clear Industries, LLC	Registered	562567	14-May-1986	TMA342195	30-Jun-1988
SUN & Full Sun Design	France	Aqua Clear Industries, LLC	Registered	592216	26-Mar-1981	1721717	26-Mar-1981
SUN & Full Sun Design	Germany	Aqua Clear Industries, LLC	Registered	F303885Wz	20-Mar-1981	1034862	24-Jun-1982
SUN & Full Sun Design	Italy	Aqua Clear Industries, LLC	Registered	18322C/81	03-Apr-1981	393891	22-Jan-1986
SUN	Mexico	Aqua Clear Industries, LLC	Registered	178371	05-Jan-1981	272554	06-Apr-1982
SUN & Full Sun Design	United Kingdom	Aqua Clear Industries, LLC	Registered	1126242	28-Dec-1979	1126242	11-Apr-1984
MARK WITH CAT DESIGN	Switzerland	Argus Chemical Corporation(3)	Registered	3828	18-May-1989	372765	30-Oct-1989
POOL SEASON	Canada	Asepsis Inc.	Registered	692198	21-Oct-1991	509559	18-Mar-1999
SPECTRACANE	Australia	Biolab Limited	Registered		30-May-2005	1057462	18-Jan-2006
SPECTRACANE	New Zealand	Biolab Limited	Registered		24-May-2005	730118	24-Nov-2005
BIOLAB	Australia	Biolab Services, Inc.	Registered		07-Aug-2003	965337	23-Dec-2005

(2) Company has confirmed that Chemtura Corporation is the beneficial owner of all trademarks currently held by Anzon Limited.

(3) Company has confirmed that Chemtura Corporation is the beneficial owner of all trademarks currently held by Argus Chemical Corporation.

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
BIOLAB	Australia	Biolab Services, Inc.	Registered	612272	22-Sep-1993	612272	05-Nov-1996
BIOLAB	Australia	Biolab Services, Inc.	Registered	612273	22-Sep-1993	612273	16-Jul-1996
BIOLAB	Australia	Biolab Services, Inc.	Registered	612274	22-Sep-1993	612274	16-Jul-1996
BIOLAB	Australia	Biolab Services, Inc.	Registered	612275	22-Sep-1993	612275	05-Nov-1996
PROGUARD WATER SOLUTIONS	Australia	Biolab Services, Inc.	Registered	1023647	05-Oct-2004	1,023,647	21-Feb-2005
PROGUARD WATER SOLUTIONS	Canada	Biolab Services, Inc.	Published	1233132	07-Oct-2004
BIOLAB	European Community	Biolab Services, Inc.	Registered	4175477	30-Dec-2004	4175477	05-Dec-2005
PROGUARD WATER SOLUTIONS	European Community	Biolab Services, Inc.	Published	4061776	05-Oct-2004
LIQUIBROM	France	Biolab Services, Inc.	Registered	033219077	04-Apr-2003	033219077	12-Sep-2003
PROGUARD WATER SOLUTIONS	Mexico	Biolab Services, Inc.	Registered	680490	05-Oct-2004	860,455	25-Nov-2004
LIQUIBROM	United States of America	Biolab Services, Inc.	Registered	78289890	20-Aug-2003	2895633	19-Oct-2004
PROGUARD WATER SOLUTIONS	United States of America	Biolab Services, Inc.	Registered	78/398,942	08-Apr-2004	3074498	28-Mar-2006
AQUA CHEM	Argentina	Bio-Lab, Inc.	Registered	2069786	17-Feb-1997	1763976	25-Nov-1999
BIOGUARD	Argentina	Bio-Lab, Inc.	Registered	2069787	17-Feb-1997	1746461	27-Jul-1999
Miscellaneous Design (2-Wave Swimmer Logo) in color	Argentina	Bio-Lab, Inc.	Registered	2069785	17-Feb-1997	1672773	29-Jun-1998
POOL TIME	Argentina	Bio-Lab, Inc.	Registered	2312448	20-Oct-2000	1869189	26-Apr-2002
POOL TIME & Ladder Design	Argentina	Bio-Lab, Inc.	Registered	2312449	20-Oct-2000	1869190	26-Apr-2002
ARMOUR	Australia	Bio-Lab, Inc.	Pending	1250520	09-Jul-2008
BACK-UP	Australia	Bio-Lab, Inc.	Registered	419345	07-Dec-1984	419345	07-Dec-1984

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
BEGINNINGS	Australia	Bio-Lab, Inc.	Registered	858330	24-Nov-2000	858330	24-Nov-2000
BURN OUT EXTREME	Australia	Bio-Lab, Inc.	Registered	878089	05-Jun-2001	878089	01-Mar-2004
BURN OUT SMART SHOCK	Australia	Bio-Lab, Inc.	Registered	878088	05-Jun-2001	878088	01-Mar-2004
BURN-OUT	Australia	Bio-Lab, Inc.	Registered	377024	18-Jun-1982	377024	18-Jun-1982
CLEARGUARD	Australia	Bio-Lab, Inc.	Registered	649621	30-Dec-1994	649621	07-Mar-1996
LIQUIBROM	Australia	Bio-Lab, Inc.	Registered	591084	23-Nov-1992	591084	06-Jul-1994
LITE	Australia	Bio-Lab, Inc.	Registered	667087	19-Jul-1995	667087	20-Jun-1997
MAGIC PILL	Australia	Bio-Lab, Inc.	Registered	757968	23-Mar-1998	757968	06-Nov-1998
SMART SHOCK	Australia	Bio-Lab, Inc.	Registered	988246	09-Feb-2004	988246	15-Jun-2004
SMART STICKS	Australia	Bio-Lab, Inc.	Registered	581295	26-Jun-1992	581295	25-Mar-1994
SOFT SWIM	Australia	Bio-Lab, Inc.	Registered	580849	22-Jun-1992	580849	25-Oct-1993
STINGY STICK (Stylized)	Australia	Bio-Lab, Inc.	Registered	419346	07-Dec-1984	419346	03-Dec-1987
SYMMETRY	Australia	Bio-Lab, Inc.	Published	1250515	09-Jul-2008
VELVET	Australia	Bio-Lab, Inc.	Pending	1250518	09-Jul-2008
AQUABROME	Austria	Bio-Lab, Inc.	Registered	AM40002008	10-Jun-2008	247617	22-Oct-2008
AQUABROME DIHALO & Globe Design	Austria	Bio-Lab, Inc.	Registered	AM103983	20-Apr-1983	103859	12-Oct-1983
AQUABROME	Benelux	Bio-Lab, Inc.	Registered	651758	30-Jul-1982	383158	18-Feb-1983
AQUA CHEM	Brazil	Bio-Lab, Inc.	Published	825627907	30-Jun-2003
AQUA CHEM	Brazil	Bio-Lab, Inc.	Registered	819976334	17-Jul-1997	819976334	07-May-2002
AQUA CHEM	Brazil	Bio-Lab, Inc.	Registered	825627893	30-Jun-2003	825627893	05-Jun-2007
BIOGUARD	Brazil	Bio-Lab, Inc.	Registered	819886831	15-Apr-1997	819886831	24-Aug-1999
BIOGUARD & 2-Wave Swimmer Logo	Brazil	Bio-Lab, Inc.	Published	827501617	10-Jun-2005
BIOGUARD & 2-Wave Swimmer Logo	Brazil	Bio-Lab, Inc.	Published	827501633	10-Jun-2005
BIOGUARD & 2-Wave Swimmer Logo	Brazil	Bio-Lab, Inc.	Published	827501625	10-Jun-2005

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
Miscellaneous Design (2-Wave Swimmer Logo)	Brazil	Bio-Lab, Inc.	Registered	819886858	15-Apr-1997	819886858	24-Aug-1999
ALGICIDE PLUS	Canada	Bio-Lab, Inc.	Published	1373550	26-Nov-2007
AQUA CHEM	Canada	Bio-Lab, Inc.	Registered	734690	09-Aug-1993	TMA478011	18-Jun-1997
AQUA CHEM (Stylized)	Canada	Bio-Lab, Inc.	Registered	653455	19-Mar-1990	TMA452908	26-Jan-1996
BLN & Design	Canada	Bio-Lab, Inc.	Registered	774243	24-Dec-1993	TMA451502	08-Dec-1995
BURN OUT EXTREME	Canada	Bio-Lab, Inc.	Registered	1105368	05-Jun-2001	709562	14-Mar-2008
BURN-OUT	Canada	Bio-Lab, Inc.	Registered	388202	25-Jul-1975	TMA233332	01-Jun-1979
INITIATOR	Canada	Bio-Lab, Inc.	Registered	752661	19-Apr-1994	TMA448053	22-Sep-1995
MAGIC PILL	Canada	Bio-Lab, Inc.	Registered	872700	19-Mar-1998	TMA562041	15-May-2002
PRODUCT ADVISOR	Canada	Bio-Lab, Inc.	Registered	772726	11-Jan-1995	TMA512590	30-Jun-1999
SMART SHOCK	Canada	Bio-Lab, Inc.	Registered	1205420	05-Feb-2004	TMA638368	26-Apr-2005
SMART STICKS	Canada	Bio-Lab, Inc.	Registered	707912	29-Jun-1992	TMA458221	31-May-1996
SMART TABS	Canada	Bio-Lab, Inc.	Registered	751468	05-Apr-1994	TMA454997	08-Mar-1996
SOFTSWIM	Canada	Bio-Lab, Inc.	Registered	707618	23-Jun-1992	TMA471571	25-Feb-1997
WATER MASTER	Canada	Bio-Lab, Inc.	Registered	748697	02-Mar-1994	TMA463365	13-Sep-1996
POOL TIME	Chile	Bio-Lab, Inc.	Registered	514996	18-Jan-2001	625549	25-May-2002
POOL TIME & Ladder Design	Chile	Bio-Lab, Inc.	Registered	514995	18-Jan-2001	625548	25-Mar-2002
BIOGUARD	China (Peoples Republic)	Bio-Lab, Inc.	Pending	6015554	23-Apr-2007
BIOGUARD	China (Peoples Republic)	Bio-Lab, Inc.	Pending	6015553	23-Apr-2007
BIOGUARD	China (Peoples Republic)	Bio-Lab, Inc.	Pending	6015552	23-Apr-2007
BIOGUARD	China (Peoples Republic)	Bio-Lab, Inc.	Pending	6015551	23-Apr-2007
BIOGUARD (in Chinese)	China (Peoples Republic)	Bio-Lab, Inc.	Pending	6024201	27-Apr-2007

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
BIOGUARD (in Chinese)	China (Peoples Republic)	Bio-Lab, Inc.	Pending	6024200	27-Apr-2007
BIOGUARD (in Chinese)	China (Peoples Republic)	Bio-Lab, Inc.	Pending	6024199	27-Apr-2007
BIOGUARD (in Chinese)	China (Peoples Republic)	Bio-Lab, Inc.	Pending	6024268	23-Apr-2007
BIOGUARD & 3-Wave Swimmer Logo (Stacked)	Costa Rica	Bio-Lab, Inc.	Registered		04-Oct-1988	76202	10-Jul-1991
GUARDEX & Squares Design	Costa Rica	Bio-Lab, Inc.	Registered	20028626	28-Nov-2002	139679	06-Aug-2003
GUARDEX & Squares Design	Costa Rica	Bio-Lab, Inc.	Registered	20028627	28-Nov-2002	139678	06-Aug-2003
Miscellaneous Design (2-Wave Swimmer Logo)	Costa Rica	Bio-Lab, Inc.	Pending	2002-5094	29-Jul-2002
Miscellaneous Design (2-Wave Swimmer Logo)	Costa Rica	Bio-Lab, Inc.	Registered	53898	28-Jan-1998	111993	26-Feb-1999
Miscellaneous Design (2-Wave Swimmer Logo)	Costa Rica	Bio-Lab, Inc.	Registered	54198	28-Jan-1998	120995	30-Jun-2000
GUARDEX & Squares Design	Dominican Republic	Bio-Lab, Inc.	Registered	2002169173	27-Nov-2002	139056	30-Nov-2003
GUARDEX & Squares Design	Dominican Republic	Bio-Lab, Inc.	Registered	2002169174	27-Nov-2002	139011	30-Nov-2003
GUARDEX & Squares Design	European Community	Bio-Lab, Inc.	Registered	2968485	28-Nov-2002	2968485	17-Mar-2004
SMART SHOCK	European Community	Bio-Lab, Inc.	Registered	3663655	11-Feb-2004	3663655	11-Feb-2004
AQUABROME & Globe Design	France	Bio-Lab, Inc.	Registered	636397	26-Jul-1982	1210196	26-Jul-1982
BIOGUARD & 3-Wave Swimmer Logo (Stacked)	France	Bio-Lab, Inc.	Registered	681791	17-Nov-1983	1251311	17-Nov-1983

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
GUARDEX	France	Bio-Lab, Inc.	Registered	243355	28-Mar-1977	1428411	28-Mar-1977
Miscellaneous Design (2-Wave Swimmer Logo)	France	Bio-Lab, Inc.	Registered	97/709299	17-Dec-1997	97709299	29-May-1998
SMART STICKS	France	Bio-Lab, Inc.	Registered	97699,048	13-Oct-1997	97699048	27-Mar-1998
BIOGUARD & 3-Wave Swimmer Logo (Stacked)	Georgia	Bio-Lab, Inc.	Registered	T2445	01-Oct-1980	T2445	01-Oct-1980
BIOGUARD & 3-Wave Swimmer Logo (Stacked)	Georgia	Bio-Lab, Inc.	Registered	T2446	01-Oct-1980	T2446	01-Oct-1980
WKND.	Georgia	Bio-Lab, Inc.	Registered	1304	09-Sep-2008	S24288	09-Sep-2008
WKND.	Georgia	Bio-Lab, Inc.	Registered	1305	09-Sep-2008	S24309	09-Sep-2008
WKND.	Georgia	Bio-Lab, Inc.	Registered			S24284	02-Oct-2008
AQUABROME	Germany	Bio-Lab, Inc.	Registered	H50872/5Wz	22-Jan-1983	1061831	03-Apr-1984
AQUABROME & Globe Design (label)	Germany	Bio-Lab, Inc.	Registered	H50277/1 Wz	02-Aug-1982	1047326	19-Apr-1983
BIOGUARD & 3-Wave Swimmer Logo (Stacked)	Germany	Bio-Lab, Inc.	Registered	B721521 Wz	27-Sep-1983	1154503	16-Feb-1990
BROMINATOR	Germany	Bio-Lab, Inc.	Registered	39510982.5	10-Mar-1995	39510982	20-May-1996
Miscellaneous Design (2-Wave Swimmer Logo)	Germany	Bio-Lab, Inc.	Registered	39760885.3	18-Dec-1997	39760885	14-Jan-1999
GUARDEX & Squares Design	Guatemala	Bio-Lab, Inc.	Registered	2002-8366	27-Nov-2002	126799	13-Nov-2003
GUARDEX & Squares Design	Guatemala	Bio-Lab, Inc.	Registered	2002-8367	27-Nov-2002	126801	13-Nov-2003
AQUABROME	Japan	Bio-Lab, Inc.	Registered	722951991	09-Jul-1991	4365436	03-Mar-2000
AQUABROME with Katakana	Japan	Bio-Lab, Inc.	Registered	H03025223	12-Mar-1991	2537008	31-May-1993
HYDROTECH & Globe Design	Japan	Bio-Lab, Inc.	Registered	952012004	18-Oct-2004	4993860	06-Oct-2006

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
HYDROTECH & Globe Design	Japan	Bio-Lab, Inc.	Registered	722941991	09-Jul-1991	2643882	28-Apr-1994
AQUA CHEM	Mexico	Bio-Lab, Inc.	Registered	242938	11-Sep-1995	556337	28-Aug-1997
BIOGUARD	Mexico	Bio-Lab, Inc.	Registered	706662	10-Mar-2005	952257	14-Sep-2006
BIOGUARD	Mexico	Bio-Lab, Inc.	Registered	600130	09-May-2003	842380	09-May-2003
BIOGUARD & 3-Wave Swimmer Logo (Stacked)	Mexico	Bio-Lab, Inc.	Registered	147841	19-Aug-1992	429567	20-Jan-1993
Miscellaneous Design (2-Wave Swimmer Logo)	Mexico	Bio-Lab, Inc.	Registered	318148	18-Dec-1997	577034	22-May-1998
Miscellaneous Design (2-Wave Swimmer Logo)	Mexico	Bio-Lab, Inc.	Registered	318147	18-Dec-1997	656206	30-May-2000
Miscellaneous Design (2-Wave Swimmer Logo)	Mexico	Bio-Lab, Inc.	Registered	318146	18-Dec-1997	577243	25-May-1998
ARMOUR	New Zealand	Bio-Lab, Inc.	Pending	792473	09-Jul-2008
LITE	New Zealand	Bio-Lab, Inc.	Registered	251365	18-Jul-1995	251365	10-Nov-1997
Miscellaneous Design (2-Wave Swimmer Logo)	New Zealand	Bio-Lab, Inc.	Registered	286309	17-Dec-1997	286309	17-Jun-1998
Miscellaneous Design (2-Wave Swimmer Logo)	New Zealand	Bio-Lab, Inc.	Registered	286310	17-Dec-1997	286310	21-Oct-1998
Miscellaneous Design (2-Wave Swimmer Logo)	New Zealand	Bio-Lab, Inc.	Registered	286311	17-Dec-1997	286311	21-Oct-1998
PERFECT BALANCE	New Zealand	Bio-Lab, Inc.	Pending	792471	09-Jul-2008
SMART SHOCK	New Zealand	Bio-Lab, Inc.	Registered	707828	09-Feb-2004	707828	12-Aug-2004
VELVET	New Zealand	Bio-Lab, Inc.	Published	792472	09-Jul-2008
AQUA CHEM	Panama	Bio-Lab, Inc.	Registered	103487	28-Oct-1999	103487	28-Oct-1999
BIOGUARD	Panama	Bio-Lab, Inc.	Registered	103486	28-Oct-1999	103486	28-Oct-1999

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
GUARDEX & Squares Design	Panama	Bio-Lab, Inc.	Registered	124432	28-Nov-2002	124432	22-Dec-2003
GUARDEX & Squares Design	Panama	Bio-Lab, Inc.	Registered	124431	28-Nov-2002	124431	22-Dec-2003
AQUABROME (Stylized)	Portugal	Bio-Lab, Inc.	Registered	217264	05-Aug-1982	217264	20-Dec-1988
GUARDEX & Squares Design	Singapore	Bio-Lab, Inc.	Registered	T0218217H	27-Nov-2002	T02/18217H	28-May-2002
GUARDEX & Squares Design	Singapore	Bio-Lab, Inc.	Registered	T0218218F	27-Nov-2002	T02/18218F	28-May-2002
BACK-UP	South Africa	Bio-Lab, Inc.	Registered	846137	12-Jul-1984	846137	17-Sep-1985
BEGINNINGS	South Africa	Bio-Lab, Inc.	Published	200023634	27-Nov-2000
BIOGUARD	South Africa	Bio-Lab, Inc.	Pending	200522646	21-Oct-2005
BIOGUARD	South Africa	Bio-Lab, Inc.	Registered	826200	11-Aug-1982	826200	11-Aug-1982
BIOGUARD	South Africa	Bio-Lab, Inc.	Registered	86199	11-Aug-1982	826199	11-Aug-1982
BIOGUARD & 3-Wave Swimmer Logo (Stacked)	South Africa	Bio-Lab, Inc.	Registered	837125	05-Oct-1983	837125	30-Apr-1986
BIOGUARD & 3-Wave Swimmer Logo (Stacked)	South Africa	Bio-Lab, Inc.	Registered	837129	05-Oct-1983	837129	30-Apr-1986
BIOGUARD & 3-Wave Swimmer Logo (Stacked)	South Africa	Bio-Lab, Inc.	Registered	837126	05-Oct-1983	837126	29-Nov-1984
BIOGUARD & 3-Wave Swimmer Logo (Stacked)	South Africa	Bio-Lab, Inc.	Registered	837127	05-Oct-1983	837127	29-Nov-1984
BIOGUARD & 3-Wave Swimmer Logo (Stacked)	South Africa	Bio-Lab, Inc.	Registered	837128	05-Oct-1983	837128	29-Nov-1984
BURN OUT EXTREME	South Africa	Bio-Lab, Inc.	Registered	200109723	06-Jun-2001	200109723	07-May-2007
BURN-OUT	South Africa	Bio-Lab, Inc.	Registered	846138	12-Jul-1984	846138	17-Sep-1985

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
Miscellaneous Design (2-Wave Swimmer Logo)	South Africa	Bio-Lab, Inc.	Registered	9719504	17-Dec-1997	9719504	03-Jan-2002
Miscellaneous Design (2-Wave Swimmer Logo)	South Africa	Bio-Lab, Inc.	Registered	9719505	17-Dec-1997	9719505	03-Jan-2002
Miscellaneous Design (2-Wave Swimmer Logo)	South Africa	Bio-Lab, Inc.	Registered	9719506	17-Dec-1997	9719506	03-Jan-2002
SOFTSWIM	South Africa	Bio-Lab, Inc.	Registered	925162	22-Jun-1992	925162	04-Dec-1994
SOFTSWIM	South Africa	Bio-Lab, Inc.	Registered	925163	22-Jun-1992	925163	04-Dec-1994
AQUABROME	Spain	Bio-Lab, Inc.	Registered	1013378	29-Jul-1982	1013378	20-Dec-1983
SOFTSWIM	Spain	Bio-Lab, Inc.	Registered	1709718	26-Jun-1992	1709718	05-May-1995
SOFTSWIM	Spain	Bio-Lab, Inc.	Registered	1709719	26-Jun-1992	1709719	05-May-1995
AQUABROME	Sweden	Bio-Lab, Inc.	Registered	824580	04-Aug-1982	187687	12-Aug-1983
AQUABROME	Switzerland	Bio-Lab, Inc.	Registered	01280/2003	27-Feb-2003	520635	20-Apr-2004
REOMOL	Tunisia	Bio-Lab, Inc.	Pending	EE081131	30-Apr-2008
BEGINNINGS	United Kingdom	Bio-Lab, Inc.	Registered	2254262	28-Nov-2000	2254262	25-May-2001
LIQUIBROM	United Kingdom	Bio-Lab, Inc.	Registered	1518883	13-Nov-1992	1518883	24-Jun-1994
Miscellaneous Design (2-Wave Swimmer Logo)	United Kingdom	Bio-Lab, Inc.	Registered	2154248	22-Dec-1997	2154248	19-Feb-1999
3 Droplets Design	United States of America	Bio-Lab, Inc.	Registered	75381539	29-Oct-1997	2217231	12-Jan-1999
3” TABLETS PLUS	United States of America	Bio-Lab, Inc.	Registered	76392163	08-Apr-2002	2692851	04-Mar-2003
4-IN-1	United States of America	Bio-Lab, Inc.	Registered	78269185	01-Jul-2003	2903296	16-Nov-2004
4-IN-1 (Stylized)	United States of America	Bio-Lab, Inc.	Registered	73072053	17-Dec-1975	1060530	08-Mar-1977
ACCU-DEMAND 30	United States of America	Bio-Lab, Inc.	Registered	78724190	30-Sep-2005	3341365	20-Nov-2007

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
ACCU-SCAN	United States of America	Bio-Lab, Inc.	Registered	75399313	03-Dec-1997	2247398	25-May-1999
ALGAE ALL 60	United States of America	Bio-Lab, Inc.	Registered	78553738	25-Jan-2005	3054436	31-Jan-2006
ALGAE PREDATOR	United States of America	Bio-Lab, Inc.	Registered	76378038	06-Mar-2002	2832648	13-Apr-2004
ALGAECIDE PLUS	United States of America	Bio-Lab, Inc.	Registered	77079962	20-Jan-2007	3285366	25-Aug-2007
ALGALATOR	United States of America	Bio-Lab, Inc.	Registered	73222924	11-Jul-1979	1174683	27-Oct-1981	Security interest granted to Norstar Bank of Upstate NY by Aqua Clear Industries, Inc. executed on 1/31/99. A release will be recorded after closing.
ALGICIDE PLUS	United States of America	Bio-Lab, Inc.	Registered	75811586	29-Sep-1999	2505287	06-Nov-2001
AQUA BURN	United States of America	Bio-Lab, Inc.	Registered	74235491	23-Dec-1991	1717321	22-Sep-1992
AQUA CHEM	United States of America	Bio-Lab, Inc.	Registered	74090109	21-Aug-1990	1664646	19-Nov-1991
AQUA CHEM (Stylized)	United States of America	Bio-Lab, Inc.	Registered	73396774	30-Sep-1982	1428018	10-Feb-1987
AQUA CHEM and Swirl Design	United States of America	Bio-Lab, Inc.	Pending, ITU	77/610298	07-Nov-2008
AQUA CHEM SKIMMER SCREEN	United States of America	Bio-Lab, Inc.	Registered	78310466	07-Oct-2003	3130548	15-Aug-2006
AQUA CHLOR	United States of America	Bio-Lab, Inc.	Registered	74234580	02-Jan-1992	1753484	23-Feb-1993
AQUA CLEAR	United States of America	Bio-Lab, Inc.	Registered	75381538	29-Oct-1997	2207204	01-Dec-1998

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
AQUA CLEAR & Stylized 3 Droplet Design	United States of America	Bio-Lab, Inc.	Registered	78351279	13-Jan-2004	2970220	19-Jul-2005
AQUA STICKS	United States of America	Bio-Lab, Inc.	Registered	74235490	23-Dec-1991	1723106	13-Oct-1992
AQUA TABS	United States of America	Bio-Lab, Inc.	Registered	74235492	23-Dec-1991	1717322	22-Sep-1992
AQUABROME	United States of America	Bio-Lab, Inc.	Registered	73350457	16-Feb-1982	1246145	26-Jul-1983
ARCTIC BLUE	United States of America	Bio-Lab, Inc.	Registered	75764084	30-Jul-1999	2507761	13-Nov-2001
ASSIST	United States of America	Bio-Lab, Inc.	Registered	74666307	27-Apr-1995	1960371	05-Mar-1996
BACK UP	United States of America	Bio-Lab, Inc.	Registered	73400603	25-Oct-1982	1266822	14-Feb-1984
BACKYARD ESSENTIALS	United States of America	Bio-Lab, Inc.	Registered	78498596	12-Oct-2004	3151890	03-Oct-2006
BACKYARD ESSENTIALS	United States of America	Bio-Lab, Inc.	Registered	78360447	30-Jan-2004	3030345	13-Dec-2005
BALANCE PAK	United States of America	Bio-Lab, Inc.	Registered	72409870	10-Dec-1971	949632	02-Jan-1973
BANISH	United States of America	Bio-Lab, Inc.	Registered	75522664	21-Jul-1998	2396307	17-Oct-2000
BEGINNINGS	United States of America	Bio-Lab, Inc.	Registered	76058909	30-May-2000	2523516	25-Dec-2001
BIO-CLEAR	United States of America	Bio-Lab, Inc.	Registered	74294812	16-Jul-1992	1769578	11-May-1993
BIOGUARD	United States of America	Bio-Lab, Inc.	Registered	73683779	14-Sep-1987	1599055	05-Jun-1990
BIOGUARD	United States of America	Bio-Lab, Inc.	Registered	72167697	29-Apr-1963	782646	05-Jan-1965
BIO-GUARD	United States of America	Bio-Lab, Inc.	Registered	73183195	23-Aug-1978	1128786	08-Jan-1980

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
BIOGUARD & 2-Wave Swimmer Logo (Stacked)	United States of America	Bio-Lab, Inc.	Registered	73266764	18-Jun-1980	1210211	28-Sep-1982
BREAKOUT	United States of America	Bio-Lab, Inc.	Registered	77434261	28-Mar-2008	3520429	21-Oct-2008
BURN OUT EXTREME	United States of America	Bio-Lab, Inc.	Registered	76177559	07-Dec-2000	2929942	08-Mar-2005
BURN-OUT	United States of America	Bio-Lab, Inc.	Registered	72/291958	27-Feb-1968	866704	18-Mar-1969
CHEM-OUT	United States of America	Bio-Lab, Inc.	Registered	73126649	16-May-1977	1083039	24-Jan-1978
CHLOREXTRA	United States of America	Bio-Lab, Inc.	Registered	78499726	14-Oct-2004	3189944	26-Dec-2006
CHLORINATING GRANULES PLUS	United States of America	Bio-Lab, Inc.	Registered	76389866	02-Apr-2002	2697567	18-Mar-2003
CLARITABS (Stylized)	United States of America	Bio-Lab, Inc.	Registered	73002276	28-Sep-1973	1039017	11-May-1976	Security interest granted to Norstar Bank of Upstate NY by Aqua Clear Industries, Inc. executed on 1/31/99. A release will be recorded after closing.
CLC2	United States of America	Bio-Lab, Inc.	Pending	77262427	23-Aug-2007
CLEAR COMFORT	United States of America	Bio-Lab, Inc.	Registered	75530942	04-Aug-1998	2375956	08-Aug-2000
CLEAR MAGIC	United States of America	Bio-Lab, Inc.	Registered	74257886	23-Mar-1992	1964360	26-Mar-1996
CLEAR-OUT	United States of America	Bio-Lab, Inc.	Registered	74435939	15-Sep-1993	1841596	28-Jun-1994

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
CONVERT	United States of America	Bio-Lab, Inc.	Published	77/546,746	14-Aug-2008
CPC	United States of America	Bio-Lab, Inc.	Registered	73010180	04-Jan-1974	997826	12-Nov-1974
CRYSTAL CLEAR MULTI-SHOCK	United States of America	Bio-Lab, Inc.	Registered	75565805	07-Oct-1998	2449677	08-May-2001
EASY SHOCK & SWIM	United States of America	Bio-Lab, Inc.	Registered	78386562	18-Mar-2004	2933333	15-Mar-2005
ENZY-CLEAN	United States of America	Bio-Lab, Inc.	Registered	74294811	16-Jul-1992	1769577	11-May-1993
ERASE	United States of America	Bio-Lab, Inc.	Registered	75348898	28-Aug-1997	2175148	21-Jul-1998
EVERYDAY CHLORINATING GRANULES	United States of America	Bio-Lab, Inc.	Registered	78287534	14-Aug-2003	2934762	22-Mar-2005
FERRITABS	United States of America	Bio-Lab, Inc.	Registered	73033882	07-Oct-1974	1029120	06-Jan-1976	Security interest granted to Norstar Bank of Upstate NY by Aqua Clear Industries, Inc. executed on 1/31/99. A release will be recorded after closing.
FILTER CLEANER PLUS	United States of America	Bio-Lab, Inc.	Registered	76189805	04-Jan-2001	2840692	11-May-2004
FILTER SAND PLUS	United States of America	Bio-Lab, Inc.	Registered	78316304	21-Oct-2003	3098873	30-May-2006

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
FOAM BUSTER	United States of America	Bio-Lab, Inc.	Registered	73361723	26-Apr-1982	1281142	12-Jun-1984	Security interest granted to Norstar Bank of Upstate NY by Aqua Clear Industries, Inc. executed on 1/31/99. A release will be recorded after closing.
GREAT POOL CARE. EXPECT IT.	United States of America	Bio-Lab, Inc.	Registered	76355219	07-Jan-2002	2860780	06-Jul-2004
GUARDEX	United States of America	Bio-Lab, Inc.	Registered	73030374	26-Aug-1974	1031099	27-Jan-1976
GUARDEX & Squares Design	United States of America	Bio-Lab, Inc.	Registered	76417436	28-May-2002	2690819	25-Feb-2003
HARMONY	United States of America	Bio-Lab, Inc.	Registered	78465185	10-Aug-2004	3286795	28-Aug-2007
HYDRO-QUEST	United States of America	Bio-Lab, Inc.	Registered	73/222,922	11-Jul-1979	1159610	07-Jul-1981	Security interest granted to Norstar Bank of Upstate NY by Aqua Clear Industries, Inc. executed on 1/31/99. A release will be recorded after closing.
HYDROTECH	United States of America	Bio-Lab, Inc.	Registered	78420132	17-May-2004	2955134	24-May-2005
HYDROTECH	United States of America	Bio-Lab, Inc.	Registered	78420141	17-May-2004	2955136	24-May-2005
HYDROTECH	United States of America	Bio-Lab, Inc.	Registered	78420144	17-May-2004	2965238	05-Jul-2005

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
HYDROTECH & Sun Design	United States of America	Bio-Lab, Inc.	Registered	78420635	18-May-2004	2983223	09-Aug-2005
HYDROTECH & Sun Design	United States of America	Bio-Lab, Inc.	Registered	78420641	18-May-2004	2955139	24-May-2005
HYDROTECH & Sun Design	United States of America	Bio-Lab, Inc.	Registered	78420645	18-May-2004	2965244	05-Jul-2005
IMAGINE	United States of America	Bio-Lab, Inc.	Registered	78/465,191	10-Aug-2004	3015354	15-Nov-2005
IMPROVE	United States of America	Bio-Lab, Inc.	Published	77/546,729	14-Aug-2008
INHIBIT	United States of America	Bio-Lab, Inc.	Published	77/546738	14-Aug-2008
INITIATOR	United States of America	Bio-Lab, Inc.	Registered	74519328	15-Apr-1994	1928723	17-Oct-1995
INSIGNIA	United States of America	Bio-Lab, Inc.	Registered	78386180	17-Mar-2004	2943847	26-Apr-2005
KLEEN IT	United States of America	Bio-Lab, Inc.	Registered	73345253	11-Jan-1982	1,252,055	27-Sep-1983
LO ‘N SLO	United States of America	Bio-Lab, Inc.	Registered	72/300,549	17-Jun-1968	0877630	30-Sep-1969
MAINTAIN	United States of America	Bio-Lab, Inc.	Pending, ITU	77/546,741	14-Aug-2008
MAXIMIZER	United States of America	Bio-Lab, Inc.	Registered	78472506	24-Aug-2004	3143177	12-Sep-2006
MINERAL SPRINGS	United States of America	Bio-Lab, Inc.	Registered	75741044	01-Jul-1999	2472207	24-Jul-2001
Miscellaneous Design (2-Wave Swimmer Logo)	United States of America	Bio-Lab, Inc.	Registered	75315980	27-Jun-1997	2212469	22-Dec-1998
Miscellaneous Design (2-Wave Swimmer Logo)	United States of America	Bio-Lab, Inc.	Registered	73387959	23-Sep-1982	1257256	15-Nov-1983
MOMENTS	United States of America	Bio-Lab, Inc.	Registered	75565806	07-Oct-1998	2482919	28-Aug-2001

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
MUSTARD BUSTER	United States of America	Bio-Lab, Inc.	Registered	74011166	15-Dec-1989	1652119	30-Jul-1991
MUSTARD MASTER	United States of America	Bio-Lab, Inc.	Registered	74011167	15-Dec-1989	1646586	04-Jun-1991
‘NICE-N-CLEAR’ (Stylized)	United States of America	Bio-Lab, Inc.	Registered	73423016	25-Apr-1983	1314238	15-Jan-1985	Security interest granted to Norstar Bank of Upstate NY by Aqua Clear Industries, Inc. executed on 1/31/99. A release will be recorded after closing.
OFF THE WALL	United States of America	Bio-Lab, Inc.	Registered	73592439	09-Apr-1986	1433517	24-Mar-1987
OMNI & Swatch O Design	United States of America	Bio-Lab, Inc.	Registered	73690551	16-Oct-1987	1504458	20-Sep-1988
OPTIMIZER	United States of America	Bio-Lab, Inc.	Registered	74666309	27-Apr-1995	1960373	05-Mar-1996
OPTIMIZER PLUS	United States of America	Bio-Lab, Inc.	Registered	78322283	03-Nov-2003	2906643	30-Nov-2004
OPTIMUM	United States of America	Bio-Lab, Inc.	Published	77437619	02-Apr-2008
OXYSHEEN	United States of America	Bio-Lab, Inc.	Registered	73417815	18-Mar-1983	1282899	26-Jun-1984

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
OXY-SHOCK	United States of America	Bio-Lab, Inc.	Registered	73222923	11-Jul-1979	1160514	14-Jul-1981	Security interest granted to Norstar Bank of Upstate NY by Aqua Clear Industries, Inc. executed on 1/31/99. A release will be recorded after closing.
PERFECTLY CLEAR	United States of America	Bio-Lab, Inc.	Registered	74302945	10-Aug-1992	1801781	02-Nov-1993
PHOS-AWAY	United States of America	Bio-Lab, Inc.	Registered	75718360	01-Jun-1999	2400987	31-Oct-2000
POLYSHEEN	United States of America	Bio-Lab, Inc.	Registered	73083767	13-Apr-1976	1052711	16-Nov-1976
POOL MAGNET	United States of America	Bio-Lab, Inc.	Registered	73/027,545	23-Jul-1974	1012715	10-Jun-1975
POOL POD Design	United States of America	Bio-Lab, Inc.	Registered	78793820	18-Jan-2006	3248724	29-May-2007
POOL PODS	United States of America	Bio-Lab, Inc.	Registered	78722902	29-Sep-2005	3299354	25-Sep-2007
POOL SALT PLUS and Design	United States of America	Bio-Lab, Inc.	Published	77/535,697	31-Jul-2008
POOL TIME	United States of America	Bio-Lab, Inc.	Registered	73144095	11-Oct-1977	1139129	02-Sep-1980
POOL TIME & Ladder Design	United States of America	Bio-Lab, Inc.	Registered	76174294	01-Dec-2000	2708426	22-Apr-2003
POWER CHLOR	United States of America	Bio-Lab, Inc.	Pending	77622135	26-Nov-2008
POWER CHLOR	United States of America	Bio-Lab, Inc.	Pending	77659168	29-Jan-2009
PRO CARE & Design	United States of America	Bio-Lab, Inc.	Registered	73822838	25-Aug-1989	1612517	11-Sep-1990

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
PRO GUARD	United States of America	Bio-Lab, Inc.	Registered	75895689	12-Jan-2000	2415844	26-Dec-2000
PRO GUARD	United States of America	Bio-Lab, Inc.	Registered	73514229	18-Dec-1984	1353530	13-Aug-1985
PRO GUARD	United States of America	Bio-Lab, Inc.	Registered	78395709	02-Apr-2004	2938257	05-Apr-2005
PRO GUARD	United States of America	Bio-Lab, Inc.	Registered	78395706	02-Apr-2004	2938256	05-Apr-2005
PRO GUARD	United States of America	Bio-Lab, Inc.	Registered	78395700	02-Apr-2004	3036710	27-Dec-2005
QUICK CLEAR	United States of America	Bio-Lab, Inc.	Registered	74011168	15-Dec-1989	1639448	02-Apr-1991
REMEDY	United States of America	Bio-Lab, Inc.	Published	77/546,734	14-Aug-2008
RENEWAL	United States of America	Bio-Lab, Inc.	Registered	76008077	23-Mar-2000	2534823	29-Jan-2002
RESTORE	United States of America	Bio-Lab, Inc.	Registered	78465198	10-Aug-2004	3031771	20-Dec-2005
SHOCK AND SWIM	United States of America	Bio-Lab, Inc.	Registered	74160481	24-Apr-1991	1693869	16-Jun-1992
SHOCK ‘N CLEAR	United States of America	Bio-Lab, Inc.	Registered	76384798	20-Mar-2002	2726732	17-Jun-2003
SHOCK PLUS	United States of America	Bio-Lab, Inc.	Registered	75367012	02-Oct-1997	2178683	04-Aug-1998
SHOCKRIGHT	United States of America	Bio-Lab, Inc.	Registered	73795090	24-Apr-1989	1572714	26-Dec-1989
SHOCKXTRA BLUE	United States of America	Bio-Lab, Inc.	Registered	78305328	25-Sep-2003	2884410	14-Sep-2004
SILK SMART STICKS	United States of America	Bio-Lab, Inc.	Published	77480911	22-May-2008
SILK STICKS	United States of America	Bio-Lab, Inc.	Registered	78912381	20-Jun-2006	3,360,881	25-Dec-2007
SILK TABS	United States of America	Bio-Lab, Inc.	Registered	78912366	20-Jun-2006	3446932	10-Jun-2008

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
SILKGUARD	United States of America	Bio-Lab, Inc.	Registered	78912317	20-Jun-2006	3416140	22-Apr-2008
SILKGUARD & Design	United States of America	Bio-Lab, Inc.	Registered	77042361	13-Nov-2006	3379152	05-Feb-2008
SIMPLICITY	United States of America	Bio-Lab, Inc.	Registered	74593475	01-Nov-1994	2024409	17-Dec-1996
SINK ‘N SWEEP	United States of America	Bio-Lab, Inc.	Published	77438898	03-Apr-2008
SKIM MOR	United States of America	Bio-Lab, Inc.	Registered	76478371	26-Dec-2002	2884911	14-Sep-2004
SMART GUARD	United States of America	Bio-Lab, Inc.	Registered	74593483	01-Nov-1994	2044348	11-Mar-1997
SMART SHOCK	United States of America	Bio-Lab, Inc.	Registered	78287543	14-Aug-2003	2877552	24-Aug-2004
SMART STICKS	United States of America	Bio-Lab, Inc.	Registered	74235634	07-Jan-1992	1805023	16-Nov-1993
SNAP	United States of America	Bio-Lab, Inc.	Registered	74593476	01-Nov-1994	2027593	31-Dec-1996
SOFT SOAK	United States of America	Bio-Lab, Inc.	Registered	74427121	20-Aug-1993	1899500	13-Jun-1995
SOFTSWIM	United States of America	Bio-Lab, Inc.	Registered	74483444	27-Jan-1994	1922782	26-Sep-1995
SPA BROM	United States of America	Bio-Lab, Inc.	Registered	73235692	18-Oct-1979	1192704	30-Mar-1982
SPA ESSENTIALS	United States of America	Bio-Lab, Inc.	Registered	75187287	24-Oct-1996	2241811	27-Apr-1999
SPA GUARD (Stylized)	United States of America	Bio-Lab, Inc.	Registered	73175723	23-Jun-1978	1125285	25-Sep-1979
SPA SILKEN	United States of America	Bio-Lab, Inc.	Registered	75793972	03-Sep-1999	2375198	08-Aug-2000
SPA SYMMETRY	United States of America	Bio-Lab, Inc.	Registered	77103355	09-Feb-2007	3412378	15-Apr-2008
SPACLEAR	United States of America	Bio-Lab, Inc.	Registered	76450552	12-Sep-2002	2717535	20-May-2003

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
SPACLEAR & Design	United States of America	Bio-Lab, Inc.	Registered	76461055	21-Oct-2002	2717539	20-May-2003
SPARKALIZER	United States of America	Bio-Lab, Inc.	Registered	73361725	26-Apr-1982	1277590	15-May-1984	Security interest granted to Norstar Bank of Upstate NY by Aqua Clear Industries, Inc. executed on 1/31/99. A release will be recorded after closing.
SPARKLE UP	United States of America	Bio-Lab, Inc.	Registered	73027549	23-Jul-1974	1008667	15-Apr-1975
SPA-TIME	United States of America	Bio-Lab, Inc.	Registered	73592403	09-Apr-1986	1418819	02-Dec-1986
SPOT KILL	United States of America	Bio-Lab, Inc.	Registered	73041314	09-Jan-1975	1053827	07-Dec-1976
STINGY STICK	United States of America	Bio-Lab, Inc.	Registered	75128732	25-Jun-1996	2071759	17-Jun-1997
STOW-AWAY	United States of America	Bio-Lab, Inc.	Registered	73082126	30-Mar-1976	1051665	02-Nov-1976
STRIP-KWIK	United States of America	Bio-Lab, Inc.	Registered	73082125	30-Mar-1976	1061451	15-Mar-1977
SUMMER ALGAE PROTECTOR	United States of America	Bio-Lab, Inc.	Registered	75697047	04-May-1999	2351034	16-May-2000
SUMMER ALGAE PROTECTOR	United States of America	Bio-Lab, Inc.	Registered	78825442	28-Feb-2006	3180990	05-Dec-2006
SUN	United States of America	Bio-Lab, Inc.	Registered	73720150	31-Mar-1988	1513263	22-Nov-1988
SUN	United States of America	Bio-Lab, Inc.	Registered	73059384	01-Aug-1975	1044613	27-Jul-1976
SUN & Full Sun Design	United States of America	Bio-Lab, Inc.	Registered	73204518	21-Feb-1979	1154338	19-May-1981

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
SUN & Full Sun Design	United States of America	Bio-Lab, Inc.	Registered	73216221	18-May-1979	1138312	29-Jul-1980
SUN & Full Sun Design	United States of America	Bio-Lab, Inc.	Registered	73207091	12-Mar-1979	1135461	20-May-1980
SUN SUPER TAB & Full Sun Design	United States of America	Bio-Lab, Inc.	Registered	74120213	03-Dec-1990	1676464	25-Feb-1992
SUN-BRITE	United States of America	Bio-Lab, Inc.	Registered	74645764	13-Mar-1995	2018342	19-Nov-1996
SUN-BURN	United States of America	Bio-Lab, Inc.	Registered	75131637	09-Jul-1996	2081365	22-Jul-1997
SUN-BURN EXTRA	United States of America	Bio-Lab, Inc.	Registered	77278724	13-Sep-2007	3,491,595	26-Aug-2008
SUNSHIELD	United States of America	Bio-Lab, Inc.	Registered	76020767	07-Apr-2000	2446373	24-Apr-2001
SUPER TAB	United States of America	Bio-Lab, Inc.	Registered	74120579	03-Dec-1990	1669049	24-Dec-1991
SWIM FREE	United States of America	Bio-Lab, Inc.	Registered	73055852	23-Jun-1975	1031173	27-Jan-1976	Security interest granted to Norstar Bank of Upstate NY by Aqua Clear Industries, Inc. executed on 1/31/99. A release will be recorded after closing.
SYNERGY	United States of America	Bio-Lab, Inc.	Registered	74368851	18-Mar-1993	1852826	06-Sep-1994
TABGARD	United States of America	Bio-Lab, Inc.	Registered	72/378163	08-Dec-1970	928533	08-Feb-1972
TRU-BLUE	United States of America	Bio-Lab, Inc.	Registered	74645763	13-Mar-1995	2014462	05-Nov-1996
WATER MASTER	United States of America	Bio-Lab, Inc.	Registered	73571478	03-Dec-1985	1401044	15-Jul-1986

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
WE KNOW POOLS	United States of America	Bio-Lab, Inc.	Registered	74161403	11-Apr-1991	1678035	03-Mar-1992
WKND.	United States of America	Bio-Lab, Inc.	Pending, ITU	77223660	06-Jul-2007
WKND.	United States of America	Bio-Lab, Inc.	Published	77975591	06-Jul-2007
WONDER TAB	United States of America	Bio-Lab, Inc.	Registered	78354090	20-Jan-2004	2999140	20-Sep-2005
AQUA CHEM	Venezuela	Bio-Lab, Inc.	Registered	6288-1995	09-Nov-1995	P204917	08-May-1998
BIOLAB	Venezuela	Bio-Lab, Inc.	Registered	305087	12-Mar-1987	D25882	01-Dec-1989
CHEMTURA	Albania	Chemtura Corporation	Registered	A0001803	21-Jun-2005	876101	21-Jun-2005
CHEMTURA AND DESIGN	Albania	Chemtura Corporation	Pending		01-Aug-2005
ENVIROMITE	Angola	Chemtura Corporation	Pending	19964	29-Aug-2008
CHEMTURA	Antigua and Barbuda	Chemtura Corporation	Registered	A0001803	21-Jun-2005	876101	21-Jun-2005
CHEMTURA AND DESIGN	Antigua and Barbuda	Chemtura Corporation	Pending		01-Aug-2005
ABDERUS	Argentina	Chemtura Corporation	Registered	2664639	20-Apr-2006	2162814	07-Jun-2007
CHEMTURA	Argentina	Chemtura Corporation	Registered	2600834	01-Jul-2005	2176780	24-Aug-2007
CHEMTURA	Argentina	Chemtura Corporation	Registered	2600835	01-Jul-2005	2176781	24-Aug-2007
CHEMTURA	Argentina	Chemtura Corporation	Registered	2600836	01-Jul-2005	2176779	24-Aug-2007
CHEMTURA	Argentina	Chemtura Corporation	Registered	2600838	01-Jul-2005	2176778	24-Aug-2007
CHEMTURA	Argentina	Chemtura Corporation	Registered	2600840	01-Jul-2005	2176777	24-Aug-2007

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
CHEMTURA	Argentina	Chemtura Corporation	Registered	2600841	01-Jul-2005	2176317	24-Aug-2007
CROMPTON	Argentina	Chemtura Corporation	Registered	2386108	15-Aug-2002	1970856	19-Feb-2004
CROMPTON	Argentina	Chemtura Corporation	Registered	2386111	15-Aug-2002	1930577	05-Jun-2003
DIMENSION	Argentina	Chemtura Corporation	Registered	2664057	18-Apr-2006	2246878	04-Sep-2008
HIVALLOY	Argentina	Chemtura Corporation	Registered	2421406	28-Mar-2003	1982915	31-Mar-1993
HYBASE	Argentina	Chemtura Corporation	Registered	1341238	10-Aug-1982	2059044	19-Nov-1984
INOVATE	Argentina	Chemtura Corporation	Pending	2664056	18-Apr-2006
LANGIS	Argentina	Chemtura Corporation	Registered	2677936	13-Jun-2006	2223351	08-Apr-2008
LOGICO	Argentina	Chemtura Corporation	Registered			1668286	15-May-1998
MARK OBS	Argentina	Chemtura Corporation	Pending	2601540	04-Jul-2005
PLANTSEG	Argentina	Chemtura Corporation	Registered	2664637	20-Apr-2006	2162810	07-Jun-2007
ROYALFLO	Argentina	Chemtura Corporation	Registered	2645440	16-Jan-2006	2150574	30-Mar-2007
SEED LOCK	Argentina	Chemtura Corporation	Registered	2664638	20-Apr-2006	2162812	07-Jun-2007
CHEMTURA	Armenia	Chemtura Corporation	Registered	A0001803	21-Jun-2005	876101	21-Jun-2005
CHEMTURA AND DESIGN	Armenia	Chemtura Corporation	Registered	873323	01-Aug-2005	873323	01-Aug-2005
ACRAMITE	Australia	Chemtura Corporation	Registered	840733	29-Jun-2000	840733	17-May-2001
ADIPRENE	Australia	Chemtura Corporation	Registered	118487	25-May-1954	118487	25-May-1954

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
ADIPRENE EXTREME	Australia	Chemtura Corporation	Registered	978130	13-Nov-2003	978130	07-Jul-2004
ADOBE	Australia	Chemtura Corporation	Registered	866962	23-Feb-2001	866962	24-Oct-2001
ALAR	Australia	Chemtura Corporation	Registered	196826	20-Aug-1965	A196826	20-Aug-1965
ASSAULT	Australia	Chemtura Corporation	Registered	895067	15-Nov-2001	895067	24-Mar-2003
BLENDEX	Australia	Chemtura Corporation	Registered		06-Mar-1962	172414	30-Aug-1964
B-NINE	Australia	Chemtura Corporation	Registered	542846	27-Sep-1990	542846	17-Dec-1992
BRYTON	Australia	Chemtura Corporation	Registered	154183	02-Jun-1959	A154183	25-Oct-1960
CASORON	Australia	Chemtura Corporation	Registered	0000160588	08-Jun-1960	160588	18-Oct-1961
CHEMTURA AND DESIGN	Australia	Chemtura Corporation	Registered	873323	01-Aug-2005	873323	01-Aug-2005
CROMPTON	Australia	Chemtura Corporation	Registered	923019	13-Aug-2002	923019	06-Dec-2004
DEVICE (BULLSEYE)	Australia	Chemtura Corporation	Registered	0000321988	12-Sep-1978	321988	12-Sep-1978
DEVICE (HEAD)	Australia	Chemtura Corporation	Registered	344875	10-Apr-1980	A344875	10-Apr-1980
DIMILIN	Australia	Chemtura Corporation	Registered	000283068	06-Nov-1974	283068	02-Mar-1977
DRAPEX	Australia	Chemtura Corporation	Registered	0000342839	13-Feb-1980	342839	26-Oct-1981
DU-CASON	Australia	Chemtura Corporation	Registered	233181	10-Oct-1969	233181	04-Feb-1971
DURAZONE	Australia	Chemtura Corporation	Registered	566145	29-Oct-1991	566145	28-May-1993
EVERSHIELD	Australia	Chemtura Corporation	Registered	834297	09-May-2000	834297	28-Mar-2001

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
FLEXZONE	Australia	Chemtura Corporation	Registered	0000158204	03-Feb-1960	A158204	03-Feb-1960
FLORAMITE	Australia	Chemtura Corporation	Registered	1134956	12-Sep-2006	1134956	30-Apr-2007
HYBASE	Australia	Chemtura Corporation	Registered	154011	21-May-1959	154011	21-May-1994
INTERLOY	Australia	Chemtura Corporation	Registered	955756	29-May-2003	955756	17-Nov-2003
JAG	Australia	Chemtura Corporation	Registered	895068	15-Nov-2001	895068	15-Jul-2002
MARK	Australia	Chemtura Corporation	Registered	932551	31-Oct-2002	932551	16-Feb-2004
MICROMITE	Australia	Chemtura Corporation	Registered	0000337428	05-Sep-1979	A337428	05-Sep-1979
NAUGALUBE	Australia	Chemtura Corporation	Registered	340462	23-Nov-1979	A340462	23-Nov-1979
NAUGARD	Australia	Chemtura Corporation	Registered	0000207339	06-Jan-1967	A207339	06-Jan-1967
NAUGAWHITE	Australia	Chemtura Corporation	Registered	0000158203	03-Feb-1960	A158203	03-Feb-1960
OMITE	Australia	Chemtura Corporation	Registered	0000208214	20-Feb-1967	208214	20-Feb-1967
PANTERA	Australia	Chemtura Corporation	Registered	486105	29-Apr-1988	A486105	03-Jan-1991
PLANTVAX	Australia	Chemtura Corporation	Registered	0235252	24-Dec-1969	A235252	24-Dec-1969
POLYBOND	Australia	Chemtura Corporation	Registered	344280	24-Mar-1980	344280	24-Mar-1980
POLYLOC	Australia	Chemtura Corporation	Registered	882342	13-Jul-2001	882342	22-May-2003
POLYWET	Australia	Chemtura Corporation	Registered	340463	23-Nov-1979	A340463	23-Nov-1979
RANCONA	Australia	Chemtura Corporation	Pending	awaiting	03-Nov-2008

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
RIBBON FLOW	Australia	Chemtura Corporation	Registered	614936	29-Oct-1993	A614936	03-Feb-1995
ROYALFLO	Australia	Chemtura Corporation	Registered	657370	31-Mar-1995	657370	01-Jul-1996
SCREEN	Australia	Chemtura Corporation	Registered	866961	23-Feb-2001	866961	24-Oct-2001
TEDION V18	Australia	Chemtura Corporation	Registered	123938	04-Mar-1955	123938	31-Oct-1969
TERRA-COAT	Australia	Chemtura Corporation	Registered	0000264772	04-Jan-1973	A264772	04-Jan-1973
TERRAZOLE	Australia	Chemtura Corporation	Registered	0000265057	18-Jan-1973	A265057	18-Jan-1973
ULTRANOX	Australia	Chemtura Corporation	Registered		20-Jun-1985	428608	16-Oct-1987
UNIMITE	Australia	Chemtura Corporation	Registered	561582	13-Aug-1991	A561582	11-Mar-1993
VIBRABOND	Australia	Chemtura Corporation	Registered	339687	01-Nov-1979	A339687	01-Nov-1979
VIBRASPRAY	Australia	Chemtura Corporation	Registered	360173	13-May-1981	360173	13-May-1981
VIBRASPRAY	Australia	Chemtura Corporation	Registered	0000332652	10-May-1979	332652	10-May-1979
VITAFLO	Australia	Chemtura Corporation	Registered		22-Mar-1978	316710	22-Mar-1978
VITAVAX	Australia	Chemtura Corporation	Registered	210815	09-Jun-1967	210815	09-Jun-1967
WITCOBOND	Australia	Chemtura Corporation	Registered	500047	22-Nov-1988	500047	28-Dec-1990
WRM	Australia	Chemtura Corporation	Registered	612231	24-Sep-1993	612231	19-Feb-1996
ALAR	Austria	Chemtura Corporation	Registered	012/67	03-Jan-1967	59486	16-May-1967
BLENDEX	Austria	Chemtura Corporation	Registered	64878	24-Jul-1969	64878	20-Oct-1969

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
HIVALLOY	Austria	Chemtura Corporation	Registered	AM 5057/90	05-Oct-1990	134854	26-Feb-1991
INTERLOY	Austria	Chemtura Corporation	Registered	AM35662003	27-May-2003	212302	12-Sep-2003
ULTRANOX	Austria	Chemtura Corporation	Registered		26-May-1992	144196	08-Oct-1992
WESTON	Austria	Chemtura Corporation	Registered		06-Feb-1984	107559	30-Nov-1984
BLENDEX	Azerbaijan	Chemtura Corporation	Registered	1498-PRT	15-Apr-1994	960082	02-Oct-1996
ULTRANOX	Azerbaijan	Chemtura Corporation	Registered	940497	11-May-1994	981971	30-Nov-1998
WESTON	Azerbaijan	Chemtura Corporation	Registered	940533	18-May-1994	981970	30-Nov-1998
BLENDEX	Belarus	Chemtura Corporation	Registered		04-Oct-1993	1818	23-Nov-1993
CHEMTURA	Belarus	Chemtura Corporation	Registered	A0001803	21-Jun-2005	876101	21-Jun-2005
CHEMTURA (in Cyrillic)	Belarus	Chemtura Corporation	Registered	20052837	19-Oct-2005	27862	23-Jul-2008
CHEMTURA AND DESIGN	Belarus	Chemtura Corporation	Pending		01-Aug-2005
ELASTIQ (in Cyrillic)	Belarus	Chemtura Corporation	Pending	20071091	27-Mar-2007
RANCONA	Belarus	Chemtura Corporation	Pending	awaiting	03-Nov-2008
STIRRUP	Belarus	Chemtura Corporation	Pending	20083913	17-Oct-2008
STIRRUP in Cyrillic	Belarus	Chemtura Corporation	Pending	20083914	17-Oct-2008
ULTRANOX	Belarus	Chemtura Corporation	Registered	1591	10-Dec-1993	4422	02-Jul-1996
WESTON	Belarus	Chemtura Corporation	Registered	1632	10-Dec-1993	4825	30-Aug-1996

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
BLENDEX	Benelux	Chemtura Corporation	Registered	568868	24-Dec-1971	102624	24-Sep-1974
CHEMTURA AND DESIGN	Benelux	Chemtura Corporation	Pending		01-Aug-2005
DRAPEX	Benelux	Chemtura Corporation	Registered	65589	13-Dec-1988	459241	01-Dec-1989
DUCASON	Benelux	Chemtura Corporation	Registered	1110394	21-Apr-2006	804615	21-Apr-2006
DU-DIM	Benelux	Chemtura Corporation	Registered	699498	30-Jun-1987	430999	04-Jan-1988
FLEXZONE	Benelux	Chemtura Corporation	Registered	0069417	22-Oct-1971	0069417	14-Sep-1973
HIVALLOY	Benelux	Chemtura Corporation	Registered	752831	03-Oct-1990	486959	01-Jul-1991
HYBASE	Benelux	Chemtura Corporation	Registered	504678	04-Feb-1971	005545	11-Aug-1971
INTERLOY	Benelux	Chemtura Corporation	Registered	1033557	26-May-2003	745107	26-May-2003
ISOFOAM	Benelux	Chemtura Corporation	Registered	633486	21-Nov-1979	363240	20-Jun-1980
MARK	Benelux	Chemtura Corporation	Registered	65590	13-Dec-1988	459242	01-Dec-1989
PETRONATE	Benelux	Chemtura Corporation	Registered	027609	30-Dec-1971	104167	30-Dec-1996
ULTRANOX	Benelux	Chemtura Corporation	Registered		20-Jun-1985	410736	12-Feb-1986
WESTON	Benelux	Chemtura Corporation	Registered	25303	22-Dec-1971	98422	22-Dec-1980
CHEMTURA	Bhutan	Chemtura Corporation	Registered	A0001803	21-Jun-2005	876101	21-Jun-2005
CHEMTURA AND DESIGN	Bhutan	Chemtura Corporation	Pending		01-Aug-2005

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
CHEMTURA	Bolivia	Chemtura Corporation	Registered		21-Oct-2005	105076	26-Aug-2006
CHEMTURA	Bolivia	Chemtura Corporation	Registered		21-Oct-2005	105116	28-Aug-2006
CHEMTURA	Bolivia	Chemtura Corporation	Registered		21-Oct-2005	105077	25-Aug-2006
CHEMTURA	Bolivia	Chemtura Corporation	Registered		21-Oct-2005	105066	25-Aug-2006
CHEMTURA	Bolivia	Chemtura Corporation	Registered		21-Oct-2005	105068	25-Aug-2006
CHEMTURA	Bolivia	Chemtura Corporation	Registered		21-Oct-2005	105067	25-Aug-2006
CHEMTURA	Bolivia	Chemtura Corporation	Registered		21-Oct-2005	105075	25-Aug-2006
CHEMTURA	Bolivia	Chemtura Corporation	Registered		21-Oct-2005	105078	25-Aug-2006
CRUSADER	Bolivia	Chemtura Corporation	Registered		03-Dec-2004	101905-C	09-Jan-2006
CRUSOE	Bolivia	Chemtura Corporation	Registered	SM-0172-2006	19-Jan-2006	105064-C	25-Aug-2006
RANCONA	Bolivia	Chemtura Corporation	Pending	014511	30-Oct-2008
RANCONA	Bolivia	Chemtura Corporation	Pending	014512	30-Oct-2008
BLENDEX	Bosnia and Herzegovina	Chemtura Corporation	Registered	BAZR 972505A	11-Jul-1997	BAZR972505	19-Feb-2002
ENVIROMITE	Botswana	Chemtura Corporation	Pending	BW/M/08/00546	02-Sep-2008
ACTAFOAM	Brazil	Chemtura Corporation	Published	829958452	15-Sep-2008
ARRANKE	Brazil	Chemtura Corporation	Registered	827541961	27-Jun-2005	827541961	29-Apr-2008
ARROMAX	Brazil	Chemtura Corporation	Published	827867344	19-Oct-2005

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
CHEMTURA	Brazil	Chemtura Corporation	Registered	827528418	22-Jun-2005	827528418	03-Jun-2008
CHEMTURA	Brazil	Chemtura Corporation	Registered	827529570	22-Jun-2005	827529570	03-Jun-2008
CHEMTURA	Brazil	Chemtura Corporation	Registered	827528450	22-Jun-2005	827528450	03-Jun-2008
CHEMTURA	Brazil	Chemtura Corporation	Registered	827529562	22-Jun-2005	827529562	03-Jun-2008
CHEMTURA	Brazil	Chemtura Corporation	Registered	827528469	22-Jun-2005	827528469	03-Jun-2008
CHEMTURA	Brazil	Chemtura Corporation	Registered	827528400	22-Jun-2005	827528400	03-Jun-2008
CHEMTURA	Brazil	Chemtura Corporation	Registered	827529597	22-Jun-2005	827529597	03-Jun-2008
CHEMTURA	Brazil	Chemtura Corporation	Registered	827529589	22-Jun-2005	827529589	03-Jun-2008
DIMENSION	Brazil	Chemtura Corporation	Published	828289727	17-Apr-2006
FLORAMITE	Brazil	Chemtura Corporation	Registered	827207026	28-Feb-2005	827207026	02-Oct-2007
INOVATE	Brazil	Chemtura Corporation	Published	828389179	19-May-2006
RANCONA	Brazil	Chemtura Corporation	Pending		31-Oct-2008
RANCONA	Brazil	Chemtura Corporation	Pending		31-Oct-2008
TEMPRANO	Brazil	Chemtura Corporation	Pending		19-Nov-2008
WITCOLINK	Brazil	Chemtura Corporation	Registered	828272492	22-Mar-2006	828272492	03-Jun-2008
CHEMTURA	Bulgaria	Chemtura Corporation	Registered	A0001803	21-Jun-2005	876101	21-Jun-2005
CHEMTURA AND DESIGN	Bulgaria	Chemtura Corporation	Pending		01-Aug-2005

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
CRUSOE	Bulgaria	Chemtura Corporation	Registered	A0002948	31-Oct-2005	871183	31-Oct-2005
DEVICE (BULLSEYE)	Bulgaria	Chemtura Corporation	Registered		13-Sep-1978	11839	25-May-1979
ELASTIQ	Bulgaria	Chemtura Corporation	Registered	84029	17-Jan-2006	61581	17-Jan-2006
ELASTIQ (in Cyrillic)	Bulgaria	Chemtura Corporation	Registered	85757	23-Mar-2006	62969	23-Mar-2006
LEVEL	Bulgaria	Chemtura Corporation	Pending	94658	16-Mar-2007
RANCONA	Bulgaria	Chemtura Corporation	Pending	awaiting	03-Nov-2008
BI-LARV	Cambodia	Chemtura Corporation	Registered	2543506	20-Jun-2006	2466406	20-Jun-2006
ADOBE	Canada	Chemtura Corporation	Pending	1372395	16-Nov-2007
ATTENDANT	Canada	Chemtura Corporation	Published	1382308	06-Feb-2008
AXION	Canada	Chemtura Corporation	Published	1249056	02-Mar-2005
BI-LARV	Canada	Chemtura Corporation	Published	1317928	26-Sep-2006
BLENDEX	Canada	Chemtura Corporation	Registered	267912	02-Mar-1962	134359	24-Jan-1964
BROADSWORD	Canada	Chemtura Corporation	Pending	1401051	25-Jun-2008
CHEMTURA	Canada	Chemtura Corporation	Published	1292195	02-Mar-2006
CRUSOE	Canada	Chemtura Corporation	Pending	1372396	16-Nov-2007
DELAC	Canada	Chemtura Corporation	Registered	0000237496	21-Sep-1956	0000106614	10-May-1957
DELETE	Canada	Chemtura Corporation	Registered	0347823	15-Nov-1971	187988	19-Jan-1973

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
FLEXZONE	Canada	Chemtura Corporation	Registered	0000260823	21-Jan-1961	TMA123076	04-Aug-1961
FLORAMITE	Canada	Chemtura Corporation	Registered	1245107	27-Jan-2005	TMA702203	04-Dec-2007
HYBASE	Canada	Chemtura Corporation	Registered	239595	23-Feb-1957	107975	13-Sep-1957
INOVATE	Canada	Chemtura Corporation	Published	1319319	10-Oct-2006
INTERLOY	Canada	Chemtura Corporation	Published	1181165	10-Jun-2003
ISO-FLO	Canada	Chemtura Corporation	Registered	0447017	22-Nov-1979	TMA248195	18-Jul-1980
OXAF	Canada	Chemtura Corporation	Registered	0000341222	22-Mar-1971	TMA182201	30-Mar-1972
PREVAMITE	Canada	Chemtura Corporation	Published	1,379,437	16-Jan-2008
RANCONA	Canada	Chemtura Corporation	Pending	1416167	28-Oct-2008
REPRESS	Canada	Chemtura Corporation	Pending	1401053	25-Jun-2008
SEENOX	Canada	Chemtura Corporation	Registered	470635	29-May-1981	280373	17-Jun-1983
TEMPRANO	Canada	Chemtura Corporation	Published	1379433	16-Jan-2008
TRIMENE BASE	Canada	Chemtura Corporation	Registered	588884	29-Jul-1987	398876	05-Jun-1992
ULTRANOX	Canada	Chemtura Corporation	Registered	547790	16-Aug-1985	TMA339645	29-Apr-1988
VETO	Canada	Chemtura Corporation	Pending	1372791	19-Nov-2007
WESTON	Canada	Chemtura Corporation	Pending	1417786	10-Nov-2008
WIT-CA-FIL	Canada	Chemtura Corporation	Registered	500010	09-Mar-1983	304853	16-Oct-2000

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
ACTAFOAM	Chile	Chemtura Corporation	Pending	840017	07-Oct-2008
BLENDEX	Chile	Chemtura Corporation	Registered			731867	25-May-1995
CHEMTURA	Chile	Chemtura Corporation	Registered	692533	22-Jun-2005	754039	21-Mar-2006
INOVATE	Chile	Chemtura Corporation	Registered	745187	25-Sep-2006	781966	12-Mar-2007
RANCONA	Chile	Chemtura Corporation	Pending	843436	04-Nov-2008
VITAVAX S.P.	Chile	Chemtura Corporation	Registered	211347	16-Jun-1992	582439	27-Oct-1972
WESTON	Chile	Chemtura Corporation	Registered		23-May-1984	705206	08-Aug-1984
ACRAMITE	China (Peoples Republic)	Chemtura Corporation	Pending	6316724	11-Oct-2007
ACRAMITE (IN CHINESE)	China (Peoples Republic)	Chemtura Corporation	Pending	6024203	27-Apr-2007
ACRAMITE (IN CHINESE)	China (Peoples Republic)	Chemtura Corporation	Pending	6024202	27-Apr-2007
ADIPRENE	China (Peoples Republic)	Chemtura Corporation	Registered	3800710	27-Nov-2003	3800710	14-Sep-2005
ADIPRENE EXTREME	China (Peoples Republic)	Chemtura Corporation	Registered	3800711	17-Nov-2003	3800711	14-Sep-2005
ASSAULT	China (Peoples Republic)	Chemtura Corporation	Registered	3013681	08-Nov-2001	3013681	21-Dec-2002
AXION (with Chinese characters)	China (Peoples Republic)	Chemtura Corporation	Pending	6162802	13-Jul-2007
BLENDEX	China (Peoples Republic)	Chemtura Corporation	Registered	4404309	08-Dec-2004	4404309	14-Mar-2008
B-NINE	China (Peoples Republic)	Chemtura Corporation	Registered	930001146	28-Apr-1993	70508	25-Oct-1993
BXA	China (Peoples Republic)	Chemtura Corporation	Registered	0940001011	14-Dec-1994	75038	15-Jan-1995

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
CHEMTURA	China (Peoples Republic)	Chemtura Corporation	Registered	A0001803	21-Jun-2005	876101	21-Jun-2005
CHEMTURA (in Chinese) (Phase I)	China (Peoples Republic)	Chemtura Corporation	Published	4965947	27-Oct-2005
CHEMTURA (in Chinese) (Phase I)	China (Peoples Republic)	Chemtura Corporation	Published	4965949	27-Oct-2005
CHEMTURA (in Chinese) (Phase I)	China (Peoples Republic)	Chemtura Corporation	Published	4965950	27-Oct-2005
CHEMTURA (in Chinese) (Phase I)	China (Peoples Republic)	Chemtura Corporation	Published	4965954	27-Oct-2005
CHEMTURA (in Chinese) (Phase I)	China (Peoples Republic)	Chemtura Corporation	Registered	4965951	27-Oct-2005	4965951	21-Sep-2008
CHEMTURA (in Chinese) (Phase I)	China (Peoples Republic)	Chemtura Corporation	Registered	4965952	27-Oct-2005	4965952	21-Sep-2008
CHEMTURA AND DESIGN	China (Peoples Republic)	Chemtura Corporation	Pending		01-Aug-2005
CHEMTURA in Chinese (Simplified) (Phase II)	China (Peoples Republic)	Chemtura Corporation	Pending	5146806	28-Jan-2006
CHEMTURA in Chinese (Simplified) (Phase II)	China (Peoples Republic)	Chemtura Corporation	Pending	5146805	28-Jan-2006
CHEMTURA in Chinese (Simplified) (Phase II)	China (Peoples Republic)	Chemtura Corporation	Pending	5146804	28-Jan-2006
CHEMTURA in Chinese (Simplified) (Phase II)	China (Peoples Republic)	Chemtura Corporation	Pending	5146803	28-Jan-2006
CHEMTURA in Chinese (Simplified) (Phase II)	China (Peoples Republic)	Chemtura Corporation	Pending	5146820	28-Jan-2006
CHEMTURA in Chinese (Simplified) (Phase II)	China (Peoples Republic)	Chemtura Corporation	Pending	5146821	28-Jan-2006

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
CHEMTURA in Chinese (Simplified) (Phase II)	China (Peoples Republic)	Chemtura Corporation	Published	5146802	28-Jan-2006
CHEMTURA in Chinese (Simplified) (Phase II)	China (Peoples Republic)	Chemtura Corporation	Published	5146801	28-Jan-2006
CHEMTURA in Chinese (Traditional) (Phase II)	China (Peoples Republic)	Chemtura Corporation	Pending	5146809	28-Jan-2006
CHEMTURA in Chinese (Traditional) (Phase II)	China (Peoples Republic)	Chemtura Corporation	Pending	5146807	28-Jan-2006
CHEMTURA in Chinese (Traditional) (Phase II)	China (Peoples Republic)	Chemtura Corporation	Pending	5146808	28-Jan-2006
CHEMTURA in Chinese (Traditional) (Phase II)	China (Peoples Republic)	Chemtura Corporation	Pending	5146810	28-Jan-2006
CHEMTURA in Chinese (Traditional) (Phase II)	China (Peoples Republic)	Chemtura Corporation	Pending	5146812	28-Jan-2006
CHEMTURA in Chinese (Traditional) (Phase II)	China (Peoples Republic)	Chemtura Corporation	Pending	5146822	28-Jan-2006
CHEMTURA in Chinese (Traditional) (Phase II)	China (Peoples Republic)	Chemtura Corporation	Published	5146811	28-Jan-2006
CHEMTURA in Chinese (Traditional) (Phase II)	China (Peoples Republic)	Chemtura Corporation	Published	5146813	28-Jan-2006
COMITE	China (Peoples Republic)	Chemtura Corporation	Registered	94097104	24-Sep-1994	854078	14-Jul-1996
COMITE (in Chinese) (Simplified)	China (Peoples Republic)	Chemtura Corporation	Registered	09800063892	12-Jun-1998	1322783	14-Oct-1999

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
COMITE (in Chinese) (Simplified)	China (Peoples Republic)	Chemtura Corporation	Registered	200321038	25-Oct-2000	2018123	07-Dec-2004
COMITE and Bullseye Design	China (Peoples Republic)	Chemtura Corporation	Pending	6886343	07-Aug-2008
COMITE in Chinese (Traditional Characters)	China (Peoples Republic)	Chemtura Corporation	Pending	7109386	12-Dec-2008
CROMPTON	China (Peoples Republic)	Chemtura Corporation	Registered	3320585	26-Sep-2002	3320585	21-Sep-2004
CROMPTON	China (Peoples Republic)	Chemtura Corporation	Registered	3320586	26-Sep-2002	3320586	07-May-2004
CROMPTON	China (Peoples Republic)	Chemtura Corporation	Registered	3320587	26-Sep-2002	3320587	14-Mar-2004
CROMPTON	China (Peoples Republic)	Chemtura Corporation	Registered	3320588	26-Sep-2002	3320588	28-May-2004
CROMPTON	China (Peoples Republic)	Chemtura Corporation	Registered	3320589	26-Sep-2002	3320589	28-May-2004
CROMPTON (IN CHINESE)	China (Peoples Republic)	Chemtura Corporation	Pending	3320590	26-Sep-2002
CROMPTON (IN CHINESE)	China (Peoples Republic)	Chemtura Corporation	Registered	3320592	26-Sep-2002	3320592	14-Mar-2004
CROMPTON (IN CHINESE)	China (Peoples Republic)	Chemtura Corporation	Registered	3320593	26-Sep-2002	3320593	28-May-2004
CROMPTON (IN CHINESE)	China (Peoples Republic)	Chemtura Corporation	Registered	3320594	26-Sep-2002	3320594	28-May-2004
DELAC	China (Peoples Republic)	Chemtura Corporation	Registered	0092001221	13-Jul-1992	166114	30-Nov-1992
DELAC MOR	China (Peoples Republic)	Chemtura Corporation	Registered	0092001222	13-Jul-1992	166115	29-Nov-1992
DELAC NS	China (Peoples Republic)	Chemtura Corporation	Registered	0092001223	13-Jul-1992	166116	30-Nov-1982
DELAC S	China (Peoples Republic)	Chemtura Corporation	Registered	0092001225	13-Jul-1992	166117	30-Nov-1982
DIMILIN in Chinese Characters	China (Peoples Republic)	Chemtura Corporation	Pending	6834914	11-Jul-2008

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
FLEXZONE	China (Peoples Republic)	Chemtura Corporation	Registered	0092001224	13-Jul-1992	166118	30-Nov-1992
FLEXZONE 3C	China (Peoples Republic)	Chemtura Corporation	Registered	0092001226	13-Jul-1991	166119	30-Nov-1992
FLEXZONE 7F	China (Peoples Republic)	Chemtura Corporation	Registered	0092001198	13-Jul-1992	166120	30-Nov-1992
FLEXZONE 7L	China (Peoples Republic)	Chemtura Corporation	Registered	0092001199	13-Jul-1992	166121	30-Nov-1992
GENOX	China (Peoples Republic)	Chemtura Corporation	Registered	3260643	01-Aug-2002	3260643	21-Mar-2004
HIVALLOY	China (Peoples Republic)	Chemtura Corporation	Registered	90050753	04-Dec-1990	573926	10-Dec-1991
INTERLOY	China (Peoples Republic)	Chemtura Corporation	Registered	3576340	02-Jun-2003	3576340	14-May-2005
JAG	China (Peoples Republic)	Chemtura Corporation	Registered	3013683	08-Nov-2001	3013683	20-Dec-2002
LANCER (in Chinese)	China (Peoples Republic)	Chemtura Corporation	Pending	6019589	25-Apr-2007
LANGIS	China (Peoples Republic)	Chemtura Corporation	Registered	3484870	13-Mar-2003	3484870	14-Dec-2004
LANGIS (IN CHINESE)	China (Peoples Republic)	Chemtura Corporation	Registered	3484869	13-Mar-2003	3484869	14-Dec-2004
LANGIS SUPER	China (Peoples Republic)	Chemtura Corporation	Pending	6750787	28-May-2008
LANGIS SUPER (IN CHINESE)	China (Peoples Republic)	Chemtura Corporation	Published	4865703	29-Aug-2005
MARK OBS	China (Peoples Republic)	Chemtura Corporation	Pending		23-Jun-2005
MBT	China (Peoples Republic)	Chemtura Corporation	Registered	0092001200	13-Jul-1992	166122	29-Nov-1992
MBTS	China (Peoples Republic)	Chemtura Corporation	Registered	0092001201	13-Jul-1992	166123	29-Nov-1992
NAUGARD	China (Peoples Republic)	Chemtura Corporation	Registered	0940001009	14-Dec-1994	75036	15-Jan-1995

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
OCTAMINE	China (Peoples Republic)	Chemtura Corporation	Registered	0940001010	14-Dec-1994	75037	15-Jan-1995
OMITE	China (Peoples Republic)	Chemtura Corporation	Registered	0930001829	23-Oct-1993	70506	25-Oct-1993
OMITE (IN CHINESE)	China (Peoples Republic)	Chemtura Corporation	Registered	0960082921	16-Jul-1996	1099523	14-Sep-1997
OXAF	China (Peoples Republic)	Chemtura Corporation	Registered	0940001007	14-Dec-1994	75039	15-Jan-1995
PANTERA	China (Peoples Republic)	Chemtura Corporation	Registered	0950108005	25-Aug-1995	978798	13-Apr-1997
PANTERA	China (Peoples Republic)	Chemtura Corporation	Registered	0008821034	28-Jun-1988	345858	20-Apr-1989
PANTERA (IN CHINESE)	China (Peoples Republic)	Chemtura Corporation	Registered	09800065985	17-Jun-1998	1322750	14-Oct-1999
POLYBOND	China (Peoples Republic)	Chemtura Corporation	Pending	5163121	17-Feb-2006
POLYLOC	China (Peoples Republic)	Chemtura Corporation	Registered	3023315	23-Nov-2001	3023315	28-Dec-2002
POLYLOC (IN CHINESE)	China (Peoples Republic)	Chemtura Corporation	Registered	3023311	23-Nov-2001	3023311	28-Dec-2002
PROVAX	China (Peoples Republic)	Chemtura Corporation	Registered	0088026364	04-Aug-1988	351785	20-Jun-1989
RANCONA	China (Peoples Republic)	Chemtura Corporation	Pending		03-Nov-2008
RIBBON FLOW	China (Peoples Republic)	Chemtura Corporation	Registered	0093114429	24-Nov-1993	751218	21-Jun-1995
ROYAL MH (IN CHINESE)	China (Peoples Republic)	Chemtura Corporation	Registered	9800063853	12-Jun-1998	1322596	14-Oct-1999
ROYAL MH-30	China (Peoples Republic)	Chemtura Corporation	Registered	0930001147	28-Apr-1993	70509	25-Oct-1993
ROYALCAP	China (Peoples Republic)	Chemtura Corporation	Pending	6822320	04-Jul-2008
ROYALCAP (IN CHINESE)	China (Peoples Republic)	Chemtura Corporation	Pending	5443072	26-Jun-2006

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
ROYALFLO	China (Peoples Republic)	Chemtura Corporation	Registered	0095046975	21-Apr-1995	932584	21-Jan-1997
SIGNAL (IN CHINESE)	China (Peoples Republic)	Chemtura Corporation	Registered	3008965	01-Nov-2001	3008965	14-Dec-2002
TEBUCONAZOLE (IN CHINESE)	China (Peoples Republic)	Chemtura Corporation	Pending	6024205	27-Apr-2007
TEBUCONAZOLE (IN CHINESE)	China (Peoples Republic)	Chemtura Corporation	Pending	6024204	27-Apr-2007
TEBUVAX	China (Peoples Republic)	Chemtura Corporation	Pending	6116233	18-Jun-2007
TERRAZOLE	China (Peoples Republic)	Chemtura Corporation	Registered	0086019849	01-May-1986	279392	28-Feb-1987
TUEX	China (Peoples Republic)	Chemtura Corporation	Registered	0092001202	13-Jul-1992	166124	29-Nov-1992
ULTRANOX	China (Peoples Republic)	Chemtura Corporation	Registered		11-Nov-1985	263669	29-Sep-1986
UNIROYAL CHEMICAL COMPANY (IN CHINESE)	China (Peoples Republic)	Chemtura Corporation	Registered	2000163850	25-Oct-2000	1900038	21-Nov-2002
VIBRATHANE	China (Peoples Republic)	Chemtura Corporation	Registered	0940001024	16-Dec-1994	75040	15-Jan-1995
VITAVAX	China (Peoples Republic)	Chemtura Corporation	Registered	0930001337	20-May-1993	70503	25-Oct-1993
VITAVAX (IN CHINESE CHARACTERS)	China (Peoples Republic)	Chemtura Corporation	Registered	0960002689	14-Aug-1997	300007	30-Sep-1987
WESTON	China (Peoples Republic)	Chemtura Corporation	Registered		10-May-1994	798348	14-Dec-1995
BLENDEX	Colombia	Chemtura Corporation	Registered	311295	10-Oct-1989	137111	13-Feb-1992
CRUSOE	Colombia	Chemtura Corporation	Registered	0608828	31-Jan-2006	321104	23-Aug-2006
FLEXZONE	Colombia	Chemtura Corporation	Registered	97864	25-May-1966	67902	19-Sep-1968

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
INOVATE	Colombia	Chemtura Corporation	Registered	06105049	18-Oct-2006	333830	29-May-2007
VITAVAX	Colombia	Chemtura Corporation	Published	06016900	21-Feb-2006
VITAVAX	Colombia	Chemtura Corporation	Registered	262873	12-Nov-1986	129527	23-Jul-1990
WESTON	Colombia	Chemtura Corporation	Registered		30-May-1984	119168	31-Aug-1987
ARROMAX	Costa Rica	Chemtura Corporation	Registered	6860-2005	06-Sep-2005	182335	17-Nov-2008
LOGICO	Costa Rica	Chemtura Corporation	Registered	2005-743	01-Feb-2005	158553	18-May-2006
MARK OBS	Costa Rica	Chemtura Corporation	Registered	2005-5092	07-Jul-2005	159966	06-Jul-2006
PANAREX	Costa Rica	Chemtura Corporation	Registered	2005-2509	06-Apr-2005	159294	05-Jun-2006
PANTHER	Costa Rica	Chemtura Corporation	Pending	2005-744	01-Feb-2005
BLENDEX	Croatia	Chemtura Corporation	Registered	Z931517	21-Apr-1993	Z931517	01-Jun-1995
CHEMTURA	Croatia	Chemtura Corporation	Registered	A0001803	21-Jun-2005	876101	21-Jun-2005
CHEMTURA AND DESIGN	Croatia	Chemtura Corporation	Pending		01-Aug-2005
FLEXZONE	Croatia	Chemtura Corporation	Registered	00Z942276N	09-Nov-1994	Z942276	04-Dec-1995
CHEMTURA	Cuba	Chemtura Corporation	Published	A0001803	21-Jun-2005
CHEMTURA AND DESIGN	Cuba	Chemtura Corporation	Pending		01-Aug-2005
BLENDEX	Czech Republic	Chemtura Corporation	Registered	42917	13-Mar-1969	160690	13-Mar-1969
CHEMTURA	Czech Republic	Chemtura Corporation	Registered		24-Jun-2005	278296	23-Jan-2006

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
ELASTIQ	Czech Republic	Chemtura Corporation	Registered	0426026	04-May-2005	285358	27-Nov-2006
ULTRANOX	Czech Republic	Chemtura Corporation	Registered	68810	26-May-1992	175524	29-Mar-1994
BLENDEX	Denmark	Chemtura Corporation	Registered	VA198605084	05-Aug-1986	VR199000234	19-Jan-1990
CK & DESIGN	Denmark	Chemtura Corporation	Registered	VA199207643	28-Oct-1992	VR199407585	11-Nov-1994
CK CROMPTON & KNOWLES CORPORATION	Denmark	Chemtura Corporation	Registered	VA199207642	28-Oct-1992	US	11-Nov-1994
CYCLOL	Denmark	Chemtura Corporation	Registered	VA198908785	24-Nov-1989	VR199200513	31-Jan-1992
DRAPEX	Denmark	Chemtura Corporation	Registered	VA200101391	05-Apr-2001	VR200102065	09-May-2001
HIVALLOY	Denmark	Chemtura Corporation	Registered	VA199007539	04-Oct-1990	VR199106988	18-Oct-1991
HYBASE	Denmark	Chemtura Corporation	Registered	VA195703031	03-Dec-1957	VR195802259	15-Nov-1958
INTERLOY	Denmark	Chemtura Corporation	Registered	VA200302077	27-May-2003	VR200301944	04-Jun-2003
ARROMAX	Dominican Republic	Chemtura Corporation	Published	2005-60845	14-Sep-2005
ARROMAX	Ecuador	Chemtura Corporation	Registered	161382	31-Aug-2005	6011-07	06-Jun-2007
CHEMTURA	Ecuador	Chemtura Corporation	Registered	163673	26-Oct-2005	375506	06-Sep-2006
CHEMTURA	Ecuador	Chemtura Corporation	Registered	163672	26-Oct-2005	375406	06-Sep-2006
CHEMTURA	Ecuador	Chemtura Corporation	Registered	163671	26-Oct-2005	375306	06-Sep-2006
CHEMTURA	Ecuador	Chemtura Corporation	Registered	163670	26-Oct-2005	375206	06-Sep-2006
CHEMTURA	Ecuador	Chemtura Corporation	Registered	163677	26-Oct-2005	374906	06-Sep-2006

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
CHEMTURA	Ecuador	Chemtura Corporation	Registered	163668	26-Oct-2005	375006	06-Sep-2006
CHEMTURA	Ecuador	Chemtura Corporation	Registered	163669	26-Oct-2005	375106	06-Sep-2006
CHEMTURA	Ecuador	Chemtura Corporation	Registered	163666	26-Oct-2005	374806	06-Sep-2006
CRUSOE	Ecuador	Chemtura Corporation	Registered	167219	02-Feb-2006	1497-07	15-Jan-2007
DIMILIN	Ecuador	Chemtura Corporation	Registered		05-Jul-1979	4031	22-Nov-1979
CHEMTURA	Egypt	Chemtura Corporation	Registered	176552	25-Jun-2005	176552	25-Jun-2005
CHEMTURA	Egypt	Chemtura Corporation	Registered	176553	25-Jun-2005	176553	25-Jun-2005
CHEMTURA	Egypt	Chemtura Corporation	Registered	176554	25-Jun-2005	176554	25-Jun-2005
CHEMTURA	Egypt	Chemtura Corporation	Registered	176555	25-Jun-2005	176555	25-Jun-2005
CHEMTURA	Egypt	Chemtura Corporation	Registered	176556	25-Jun-2005	176556	25-Jun-2005
CHEMTURA	Egypt	Chemtura Corporation	Registered	176557	25-Jun-2005	176557	25-Jun-2005
CHEMTURA	Egypt	Chemtura Corporation	Registered	176558	25-Jun-2005	176558	25-Jun-2005
CHEMTURA	Egypt	Chemtura Corporation	Registered	176559	25-Jun-2005	176559	25-Jun-2005
ENVIROMITE	Egypt	Chemtura Corporation	Pending	221182	02-Sep-2008
ELASTIQ	Estonia	Chemtura Corporation	Registered	m200700375	19-Mar-2007	45482	01-Sep-2008
ULTRANOX	Estonia	Chemtura Corporation	Registered		13-Dec-1993	18068	19-Dec-1995
WESTON	Estonia	Chemtura Corporation	Registered		13-Dec-1993	18067	19-Dec-1995

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
AXION	European Community	Chemtura Corporation	Registered	845506	25-Feb-2005	845506	25-Feb-2005
BLENDEX	European Community	Chemtura Corporation	Registered	002821494	02-Aug-2002	002821494	14-Oct-2003
CHEMTURA	European Community	Chemtura Corporation	Published	007189467	26-Aug-2008
CHEMTURA	European Community	Chemtura Corporation	Registered	000876101	21-Jun-2005	876101	21-Jun-2005
CHEMTURA AND DESIGN	European Community	Chemtura Corporation	Registered	873323	01-Aug-2005	873323
CROMPTON	European Community	Chemtura Corporation	Registered	2207108	07-May-2001	2207108	26-Aug-2002
DEVICE	European Community	Chemtura Corporation	Registered	4623609	07-Sep-2005	4623609	31-Aug-2006
GENOX	European Community	Chemtura Corporation	Registered	002790632	26-Jul-2002	002790632	07-Dec-2004
INOVATE	European Community	Chemtura Corporation	Registered	A0005904	20-Sep-2006	900762	20-Sep-2006
MARK OBS	European Community	Chemtura Corporation	Registered		23-Jun-2005	858778	23-Jun-2005
RANCONA	European Community	Chemtura Corporation	Pending		03-Nov-2008
RANGO	European Community	Chemtura Corporation	Registered	4509485	27-Jun-2005	4509485	25-Aug-2006
THIRAFLO	European Community	Chemtura Corporation	Registered	5915641	18-May-2007	5915641	26-Mar-2008
ULTRANOX	European Community	Chemtura Corporation	Registered	002821502	02-Aug-2002	002821502	30-Oct-2003
WESTON	European Community	Chemtura Corporation	Registered	002821403	02-Aug-2002	002821403	29-Jun-2004
BLENDEX	Finland	Chemtura Corporation	Registered	275569	17-Jun-1969	58347	05-May-1971
DRAPEX	Finland	Chemtura Corporation	Registered	101680	14-Feb-1980	81717	20-May-1982

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
HIVALLOY	Finland	Chemtura Corporation	Registered	503590	04-Oct-1990	117935	20-Mar-1992
INTERLOY	Finland	Chemtura Corporation	Registered	200301342	28-May-2003	229638	13-Feb-2004
MARK	Finland	Chemtura Corporation	Registered	T200400339	13-Feb-2004	233966	31-Aug-2005
ULTRANOX	Finland	Chemtura Corporation	Registered		18-Jun-1992	131119	07-Mar-1994
WESTON	Finland	Chemtura Corporation	Registered		08-Feb-1984	93548	20-Aug-1985
ACTAFOAM	France	Chemtura Corporation	Published	083598933	17-Sep-2008
BLENDEX	France	Chemtura Corporation	Registered		27-Nov-1986	1381768	27-Nov-1986
CASTOCURE	France	Chemtura Corporation	Registered	194388	09-Mar-1990	1579575	09-Mar-1990
CASTOMER	France	Chemtura Corporation	Registered	194389	09-Mar-1990	1579576	09-Mar-1990
CAYTUR	France	Chemtura Corporation	Registered	846012	20-Mar-1987	1399603	20-Mar-1987
FLEXZONE	France	Chemtura Corporation	Registered	718578	23-Oct-1984	1287566	23-Oct-1994
HIVALLOY	France	Chemtura Corporation	Registered	243063	12-Oct-1990	1638121	12-Oct-1990
HYBASE	France	Chemtura Corporation	Registered	645315	16-Nov-1982	1223924	16-Nov-1982
INTERLOY	France	Chemtura Corporation	Registered	033245759	16-Sep-2003	033245759	06-Sep-2004
ISO-FLO	France	Chemtura Corporation	Registered	194387	09-Mar-1990	1579574	09-Mar-1990
ISOFOAM	France	Chemtura Corporation	Registered	194390	09-Mar-1990	1579577	09-Mar-1990
NAUGARD	France	Chemtura Corporation	Registered		10-Oct-1986	1374210	10-Oct-1986

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
OMITE	France	Chemtura Corporation	Registered	817152	03-Oct-1986	1373353	03-Oct-1986
PETROMIX and Design	France	Chemtura Corporation	Registered	190612	23-Feb-1990	1577150	23-Feb-1990
TERRAZOLE	France	Chemtura Corporation	Registered	795487	09-May-1986	1354021	09-May-1986
ULTRANOX	France	Chemtura Corporation	Registered		21-Jun-1985	1315992	21-Jun-1985
WESTON	France	Chemtura Corporation	Registered		07-Feb-1984	1259823	07-Feb-1984
WITCO	France	Chemtura Corporation	Registered	1197419	05-Mar-1982	1197419	05-Mar-1982
CHEMTURA	Georgia	Chemtura Corporation	Registered	A0001803	21-Jun-2005	876101	21-Jun-2005
CHEMTURA (in Cyrillic)	Georgia	Chemtura Corporation	Registered	AM2005036024	20-Oct-2005	M17129	28-Nov-2006
CHEMTURA AND DESIGN	Georgia	Chemtura Corporation	Registered	873323	01-Aug-2005	873323	01-Aug-2005
ULTRANOX	Georgia	Chemtura Corporation	Registered	T1993001952	27-Jul-1993	8013	08-Jan-1998
WESTON	Georgia	Chemtura Corporation	Registered	T1993001951	27-Jul-1993	8012	08-Jan-1998
ACTAFOAM	Germany	Chemtura Corporation	Pending	DE302008052238.8/01	07-Aug-2008
BLENDEX	Germany	Chemtura Corporation	Registered	W46368	19-Mar-1969	636975	26-Jan-1970
CASTOMER	Germany	Chemtura Corporation	Registered	W 30248/1 Wz	27-Nov-1979	1037328	25-Aug-1982
DRAPEX	Germany	Chemtura Corporation	Registered	30659887601	28-Sep-2006	30659887.6	23-Mar-2007
HIVALLOY	Germany	Chemtura Corporation	Registered	H64146/1Wz	04-Oct-1990	2014466	22-May-1992
HYBASE	Germany	Chemtura Corporation	Registered	C 7559/20bWz	25-Nov-1957	727070	25-Nov-1987

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
INTERLOY	Germany	Chemtura Corporation	Registered	303273232	27-May-2003	30327323	19-Nov-2003
NAUGARD	Germany	Chemtura Corporation	Registered	U2795/6 WZ	03-Jan-1967	838556	31-Oct-1967
PANAREX	Germany	Chemtura Corporation	Pending	DE 302008038466.2/05	13-Jun-2008
POLYGARD	Germany	Chemtura Corporation	Registered		26-Jan-1957	710677	26-Jan-1957
ULTRANOX	Germany	Chemtura Corporation	Registered		14-Jun-1985	1081440	06-Sep-1985
ULTRANOX	Germany	Chemtura Corporation	Registered		12-Sep-1990	650480	06-Apr-1992
ACRAMITE	Greece	Chemtura Corporation	Registered	146017	06-Feb-2001	146017	17-Jul-2002
ALAR	Greece	Chemtura Corporation	Registered	36797	17-Jan-1967	36797	17-Jan-1968
BLENDEX	Greece	Chemtura Corporation	Registered	42057	16-Jun-1969	42057	17-Aug-1970
B-NINE	Greece	Chemtura Corporation	Registered	152221	07-Feb-2007	152221	18-Jun-2008
CASORON	Greece	Chemtura Corporation	Registered	25719	11-Jun-1960	25719	17-Aug-1961
CHEMTURA SEEDKARE	Greece	Chemtura Corporation	Published	152848	09-Nov-2007
COMITE	Greece	Chemtura Corporation	Registered	113681	09-Apr-1993	113681	17-Oct-1995
COMITE (IN GREEK)	Greece	Chemtura Corporation	Registered	114613	11-Jun-1993	114613	17-May-1996
DEVICE (BULLSEYE)	Greece	Chemtura Corporation	Registered	61935	08-Sep-1978	61935	17-Feb-1980
DIMILIN	Greece	Chemtura Corporation	Registered	60560	09-Feb-1978	60560	17-Aug-1979
DU-DIM	Greece	Chemtura Corporation	Registered	87887	02-Feb-1988	87887	17-Apr-1990

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
FLORAMITE	Greece	Chemtura Corporation	Registered	146016	06-Feb-2001	146016	17-Jul-2002
HIVALLOY	Greece	Chemtura Corporation	Registered	101032	10-Oct-1990	101032	17-Dec-1993
INTERLOY	Greece	Chemtura Corporation	Registered	148829	12-Jun-2003	148829	19-Oct-2004
OMITE	Greece	Chemtura Corporation	Registered	49165	03-Oct-1972	49165	17-Oct-1973
OMITE (IN GREEK)	Greece	Chemtura Corporation	Registered	114614	11-Jun-1993	114614	17-May-1996
PANAREX	Greece	Chemtura Corporation	Registered	145533	27-Oct-2000	145533	17-May-2002
PROVAX	Greece	Chemtura Corporation	Registered	90097	09-Aug-1988	90097	19-May-1992
R. MH-30	Greece	Chemtura Corporation	Registered	87136	03-Nov-1987	87136	19-Mar-1990
R. MH-30	Greece	Chemtura Corporation	Registered	87669	13-Jan-1988	87669	17-Jan-1990
ROYALTAC	Greece	Chemtura Corporation	Registered	78204	05-Oct-1984	78204	17-Feb-1987
ROYALTAC	Greece	Chemtura Corporation	Registered	87650	12-Jan-1988	87650	17-Apr-1992
TERRAZOLE	Greece	Chemtura Corporation	Registered	59278	15-Jul-1977	59278	17-Jan-1981
TRIVAX	Greece	Chemtura Corporation	Registered	61828	24-Aug-1978	61828	17-Jul-1987
UNIROYAL CHEMICAL FLAME	Greece	Chemtura Corporation	Registered	141430	11-Aug-1999	141430	17-Aug-2001
VITAVAX	Greece	Chemtura Corporation	Registered	37576	09-Jun-1967	37576	17-Jul-1968
VITAVAX (IN GREEK)	Greece	Chemtura Corporation	Registered	114637	14-Jun-1993	114637	17-May-1996
VITAVAX-C	Greece	Chemtura Corporation	Pending	152605	26-Jul-2007

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
WESTON	Greece	Chemtura Corporation	Registered	76742	21-Mar-1984	76742	17-Jul-1986
ACTAFOAM	Guatemala	Chemtura Corporation	Pending	2008-7899	26-Sep-2008
MARK OBS	Guatemala	Chemtura Corporation	Registered	2005-4904	07-Jul-2005	143827	20-Jul-2006
BLENDEX	Hong Kong	Chemtura Corporation	Registered	863	01-Sep-1965	19660130	31-Jan-1986
CHEMTURA	Hong Kong	Chemtura Corporation	Registered	300499131	22-Sep-2005	300499131	22-Sep-2005
CHEMTURA in Chinese (Simplified And Traditional)	Hong Kong	Chemtura Corporation	Registered	300572724	26-Jan-2006	300572724	26-Jan-2006
HIVALLOY	Hong Kong	Chemtura Corporation	Registered	8245/90	10-Oct-1990	199201736	30-Apr-1992
INTERLOY	Hong Kong	Chemtura Corporation	Registered	300026171	29-May-2003	300026171	26-Nov-2003
POLYBOND	Hong Kong	Chemtura Corporation	Registered	300579376	11-Feb-2006	300579376	11-Feb-2006
ULTRANOX	Hong Kong	Chemtura Corporation	Registered	19852103	21-Jun-1985	19861236	21-May-1986
BLENDEX	Hungary	Chemtura Corporation	Registered	121250	18-Apr-1969	121250	30-Oct-1969
CHEMTURA	Hungary	Chemtura Corporation	Registered	M0502100	21-Jun-2005	187621	21-Jun-2005
ELASTIQ	Hungary	Chemtura Corporation	Registered	M0502131	23-Jun-2005	187008	07-Nov-2006
FLEXZONE	Hungary	Chemtura Corporation	Registered	111684	21-Oct-1968	120523	13-Mar-1969
HARDFLEX	Hungary	Chemtura Corporation	Pending	M0704101	11-Dec-2007
HIVALLOY	Hungary	Chemtura Corporation	Registered	3934/90	05-Oct-1990	131607	15-Jun-2002
INTERLOY	Hungary	Chemtura Corporation	Registered	M0302374	02-Jun-2003	180166	16-Dec-2004

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
SUNFLEX	Hungary	Chemtura Corporation	Registered	M0704100	11-Dec-2007	195273	03-Sep-2008
ULTRANOX	Hungary	Chemtura Corporation	Registered	M9203058	05-Jun-1992	136048	28-Jun-1993
CHEMTURA	Iceland	Chemtura Corporation	Registered	A0001803	21-Jun-2005	876101	21-Jun-2005
CHEMTURA AND DESIGN	Iceland	Chemtura Corporation	Pending		01-Aug-2005
ALLEGIANCE	India	Chemtura Corporation	Published	1409467	27-Dec-2005
AXION	India	Chemtura Corporation	Published	01348879	05-Apr-2005
BI-LARV	India	Chemtura Corporation	Published	1390429	07-Oct-2005
CHEMTURA	India	Chemtura Corporation	Registered	1373204	22-Jul-2005	1373204	22-Jul-2005
CROMPTON	India	Chemtura Corporation	Published	1335373	31-Jan-2005
CRUSOE	India	Chemtura Corporation	Published	1418308	01-Feb-2006
DRAPEX	India	Chemtura Corporation	Registered	359382	10-Mar-1980	359382	10-Mar-1980
HYBASE	India	Chemtura Corporation	Registered	190426	23-May-1959	190426	23-May-1959
IMIVAX	India	Chemtura Corporation	Pending	1428362	06-Mar-2006
INTERLOY	India	Chemtura Corporation	Registered	01204013	04-Jun-2003	1204013	04-Jun-2003
MASTAMITE	India	Chemtura Corporation	Pending	awaiting	19-Jan-2009
PANTERA	India	Chemtura Corporation	Published	1354742	03-May-2005
PETRONATE	India	Chemtura Corporation	Registered		18-Aug-1971	274370	02-Apr-1974

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
ACRAMITE	Indonesia	Chemtura Corporation	Published	D00200502179	07-Oct-2005
RANCONA	International	Chemtura Corporation	Pending	A0014334	03-Nov-2008
OBS	Int’l Registration - Madrid Agreement / Protocol	Chemtura Corporation	Registered	76468	18-Jul-2001	764638	18-Jul-2001
AXION	Int’l Registration - Madrid Protocol Only	Chemtura Corporation	Registered	845506	25-Feb-2005	845506	25-Feb-2005
CHEMTURA	Int’l Registration - Madrid Protocol Only	Chemtura Corporation	Registered	A0001803	21-Jun-2005	876101	21-Jun-2005
CHEMTURA AND DESIGN	Int’l Registration - Madrid Protocol Only	Chemtura Corporation	Registered	A0002161	01-Aug-2005	873323	01-Aug-2005
CRUSOE	Int’l Registration - Madrid Protocol Only	Chemtura Corporation	Registered	A0002948	31-Oct-2005	871183	31-Oct-2005
INOVATE	Int’l Registration - Madrid Protocol Only	Chemtura Corporation	Registered	A0005904	20-Sep-2006	900762	20-Sep-2006
MARK OBS	Int’l Registration - Madrid Protocol Only	Chemtura Corporation	Registered	858778	23-Jan-2005	858778	23-Jun-2005
BLENDEX	Iran	Chemtura Corporation	Registered	46886	19-Jun-1969	33154	28-Sep-1969
CHEMTURA	Iran	Chemtura Corporation	Registered	A0001803	21-Jun-2005	876101	21-Jun-2005
CHEMTURA AND DESIGN	Iran	Chemtura Corporation	Pending		01-Aug-2005
BLENDEX	Ireland	Chemtura Corporation	Registered	42969	10-Mar-1969	74820	25-Nov-1970

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
DIMILIN	Ireland	Chemtura Corporation	Registered	0003294/77	30-Dec-1977	94538	19-Sep-1984
DRAPEX	Ireland	Chemtura Corporation	Registered	344/80	11-Feb-1980	97015	30-Sep-1982
INTERLOY	Ireland	Chemtura Corporation	Registered	9622003	26-May-2003	227178	26-May-2003
VITAVAX	Ireland	Chemtura Corporation	Registered	0000001664	01-Aug-1972	81561	13-Jul-1976
BLENDEX	Israel	Chemtura Corporation	Registered	29968	13-Mar-1969	29968	18-Feb-1971
B-NINE	Israel	Chemtura Corporation	Registered		31-Jul-1972	35934	03-Oct-1974
ENVIROMITE	Israel	Chemtura Corporation	Pending	214435	21-Aug-2008
FLORAMITE	Israel	Chemtura Corporation	Registered	146479	05-Feb-2001	146479	02-Jan-2002
HIVALLOY	Israel	Chemtura Corporation	Registered	77767	03-Oct-1990	77767	08-Dec-1993
INTERLOY	Israel	Chemtura Corporation	Registered	164587	26-May-2003	164587	14-Apr-2004
TERRAZOLE	Israel	Chemtura Corporation	Registered		01-Aug-1972	35936	04-Mar-1974
BI-LARV	Italy	Chemtura Corporation	Pending	TO2006C001081	18-Apr-2006
BLENDEX	Italy	Chemtura Corporation	Registered	MI96C002183	04-Mar-1996	00747755	15-May-1998
CHEMTURA SEEDKARE	Italy	Chemtura Corporation	Pending	T02007C003843	30-Nov-2007
CLEAN-SOIL	Italy	Chemtura Corporation	Pending	2004C003338	15-Nov-2004
DICLOSOL	Italy	Chemtura Corporation	Pending	2004C003339	15-Nov-2004
DRAPEX	Italy	Chemtura Corporation	Registered	RM99C005062	08-Oct-1999	892953	21-May-2003

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
ENVIROMITE	Italy	Chemtura Corporation	Pending	MI2008C009321	26-Aug-2008
FLEXZONE	Italy	Chemtura Corporation	Registered	099C004040	22-Dec-1999	884077	05-Mar-2003
FORTUNE	Italy	Chemtura Corporation	Pending	2004C003336	15-Nov-2004
HIVALLOY	Italy	Chemtura Corporation	Registered	2000C006054	18-Oct-1990	601735	14-Jul-1993
HYBASE	Italy	Chemtura Corporation	Registered	097C007657	13-Aug-1957	810796	13-Apr-2000
INDIPENDENT	Italy	Chemtura Corporation	Pending	2004C003337	15-Nov-2004
INTERLOY	Italy	Chemtura Corporation	Registered	T02003C001556	04-Jun-2003	1056348	07-Jul-2007
MARK	Italy	Chemtura Corporation	Registered	RM99C005061	08-Oct-1999	892952	08-Oct-1999
NO-LARV	Italy	Chemtura Corporation	Registered	MI2007C005031	09-May-2007	awaiting	14-May-2007
OXAF	Italy	Chemtura Corporation	Registered	092C000453	03-May-1992	0000634571	21-Nov-1994
ULTRANOX	Italy	Chemtura Corporation	Registered	95C006309	19-Jun-1995	728103	13-Oct-1997
WESTON	Italy	Chemtura Corporation	Registered	RM94C000685	18-Feb-1994	686876	18-Sep-1996
ZETOS	Italy	Chemtura Corporation	Pending	MI2007C010948	14-Oct-2007
ADIPRENE	Japan	Chemtura Corporation	Registered	2007117290	21-Nov-2007	5132241	25-Apr-2008
AXION	Japan	Chemtura Corporation	Registered	845506	25-Feb-2005	845506	25-Feb-2005
BLENDEX	Japan	Chemtura Corporation	Registered	2711962	10-Jan-1962	0612768	16-May-1963
BLENDEX (IN KATAKANA)	Japan	Chemtura Corporation	Registered	S53-087472	04-Dec-1978	1527102	30-Jul-1982

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
B-NINE	Japan	Chemtura Corporation	Registered	0135602/96	29-Nov-1996	4145976	15-May-1998
B-NINE (IN KATAKANA)	Japan	Chemtura Corporation	Registered	0141202/96	13-Dec-1996	4151407	29-May-1998
CHEMTURA	Japan	Chemtura Corporation	Registered	2007-126227	21-Dec-2007	5141882	13-Jun-2008
CHEMTURA	Japan	Chemtura Corporation	Registered	A0001803	21-Jun-2005	876101	21-Jun-2005
CHEMTURA (in Katakana)	Japan	Chemtura Corporation	Registered	2005-097125	12-Oct-2005	5015061	05-Jan-2007
CHEMTURA AND DESIGN	Japan	Chemtura Corporation	Published		01-Aug-2005
CHEMTURA AND DESIGN	Japan	Chemtura Corporation	Registered	2007-126228	21-Dec-2007	5141883	13-Jun-2008
CROMPTON	Japan	Chemtura Corporation	Registered	2002-071262	22-Aug-2002	4753509	05-Mar-2004
DEMILIN	Japan	Chemtura Corporation	Registered	0023296/76	14-Apr-1976	1459897	30-Apr-1981
DEMILIN (IN KATAKANA)	Japan	Chemtura Corporation	Registered	0163616/74	17-Dec-1974	1381208	29-Jun-1979
DIMILIN (in Katakana)	Japan	Chemtura Corporation	Registered	2007086609	07-Aug-2007	5107396	25-Jan-2008
FLEXZONE	Japan	Chemtura Corporation	Registered	0207036/92	05-Feb-1960	0576203	01-Jul-1961
FLEXZONE	Japan	Chemtura Corporation	Registered	2004-026035	19-Mar-2004	4843300	04-Mar-2005
GENOX	Japan	Chemtura Corporation	Registered	2002065439	02-Aug-2002	4684996	20-Jun-2003
HIVALLOY	Japan	Chemtura Corporation	Registered	110896/90	03-Oct-1990	2525820	28-Apr-1993
HYBASE	Japan	Chemtura Corporation	Registered	4684/1961	17-Feb-1961	0597441	18-Sep-1962
INTERLOY	Japan	Chemtura Corporation	Registered	2003-056850	08-Jul-2003	4818091	12-Nov-2004

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
MARK OBS	Japan	Chemtura Corporation	Registered	858778	23-Jun-2005	858778	23-Jun-2005
MITO-KOHNE and Katakana	Japan	Chemtura Corporation	Registered			4489946	13-Jul-2001
MITOKOHNE in Katakana	Japan	Chemtura Corporation	Registered			2097089	30-Nov-1988
NAUGARD XL-1	Japan	Chemtura Corporation	Registered	0120452/84	01-Nov-1984	1926464	28-Jan-1987
PETRONATE	Japan	Chemtura Corporation	Registered	34389/1955	15-Dec-1955	493608	19-Dec-1956
PLANTVAX	Japan	Chemtura Corporation	Registered	0200991/87		1270885	16-May-1977
PLANTVAX (IN KATAKANA)	Japan	Chemtura Corporation	Registered	0017234/72	07-Feb-1972	1313151	25-Nov-1977
POLYBOND	Japan	Chemtura Corporation	Pending	200601474	21-Feb-2006
POLYGARD	Japan	Chemtura Corporation	Registered		28-Jan-1957	508594	12-Oct-1957
TEDEON V18 (IN KATAKANA)	Japan	Chemtura Corporation	Registered	0000018968	16-May-1956	500376	17-Apr-1957
ULTRANOX	Japan	Chemtura Corporation	Registered	63655/1985	24-Jun-1985	2302355	27-Feb-1991
WITCOBOND	Japan	Chemtura Corporation	Registered	27268/1988	11-Mar-1988	2701771	22-Dec-1994
WITCOBOND	Japan	Chemtura Corporation	Registered	111350/1992	08-May-1992	2708017	30-Jun-1995
BLENDEX	Jersey	Chemtura Corporation	Registered	2821494	02-Aug-2002	2821494	14-Oct-2003
GENOX	Jersey	Chemtura Corporation	Registered	2790632	26-Jul-2002	002790632	07-Dec-2004
ULTRANOX	Jersey	Chemtura Corporation	Registered	2821502	02-Aug-2002	2821502	30-Oct-2003
WESTON	Jersey	Chemtura Corporation	Registered	2821403	02-Aug-2002	2821403	29-Jun-2004

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
BLENDEX	Jordan	Chemtura Corporation	Registered		07-Nov-1986	24127	07-Nov-1986
ENVIROMITE	Jordan	Chemtura Corporation	Pending	103108	09-Oct-2008
BLENDEX	Kazakhstan	Chemtura Corporation	Registered	4037	21-Oct-1993	2369	17-Jul-1995
CHEMTURA (in Cyrillic)	Kazakhstan	Chemtura Corporation	Registered	32454	18-Oct-2005	22761	18-Oct-2005
CRUSOE	Kazakhstan	Chemtura Corporation	Registered	33536	01-Feb-2006	24010	07-Feb-2008
ELASTIQ	Kazakhstan	Chemtura Corporation	Registered	33367	18-Jan-2006	23146	14-Sep-2007
ELASTIQ (in Cyrillic)	Kazakhstan	Chemtura Corporation	Registered	34294	30-Mar-2006	24044	07-Feb-2008
RANCONA	Kazakhstan	Chemtura Corporation	Pending	45092	31-Oct-2008
STIRRUP	Kazakhstan	Chemtura Corporation	Pending	44944	17-Oct-2008
STIRRUP in Cyrillic	Kazakhstan	Chemtura Corporation	Pending	44945	17-Oct-2008
ULTRANOX	Kazakhstan	Chemtura Corporation	Registered	10850	21-Oct-1993	2370	21-Oct-2003
WESTON	Kazakhstan	Chemtura Corporation	Registered	4039	21-Oct-1993	4162	02-Sep-1996
BADGER	Kenya	Chemtura Corporation	Registered	56754	11-Nov-2004	56754	11-Nov-2004
CHEMTURA	Kenya	Chemtura Corporation	Registered	A0001803	21-Jun-2005	876101	21-Jun-2005
CHEMTURA AND DESIGN	Kenya	Chemtura Corporation	Pending		01-Aug-2005
ENVIROMITE	Kenya	Chemtura Corporation	Pending	not recd	27-Aug-2008
INGWE	Kenya	Chemtura Corporation	Registered	56779	22-Nov-2004	56779	22-Nov-2004

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
INOVATE	Kenya	Chemtura Corporation	Pending	A0005904	20-Sep-2006
ROYALKARE	Kenya	Chemtura Corporation	Registered	60039	23-Oct-2006	60039	07-Mar-2007
ROYALKOTE	Kenya	Chemtura Corporation	Registered	60040	23-Oct-2006	60040	06-Feb-2007
ROYALMARQ	Kenya	Chemtura Corporation	Registered	60041	23-Oct-2006	60041	06-Feb-2007
ROYALNEX	Kenya	Chemtura Corporation	Registered	60042	23-Oct-2006	60042	06-Feb-2007
TERRAGUARD	Kenya	Chemtura Corporation	Registered	58059	20-Sep-2005	58059	20-Sep-2005
CHEMTURA	Korea, Democratic People’s Republic of	Chemtura Corporation	Registered	A0001803	21-Jun-2005	876101	21-Jun-2005
CHEMTURA AND DESIGN	Korea, Democratic People’s Republic of	Chemtura Corporation	Pending		01-Aug-2005
ACTAFOAM	Korea, Republic of	Chemtura Corporation	Pending	4020080045118	18-Sep-2008
CHEMTURA	Korea, Republic of	Chemtura Corporation	Registered	A0001803	21-Jun-2005	876101	19-Nov-2008
CHEMTURA AND DESIGN	Korea, Republic of	Chemtura Corporation	Registered		01-Aug-2005	873323	01-Aug-2005
CROMPTON	Korea, Republic of	Chemtura Corporation	Registered	200236668	12-Aug-2002	596510	20-Oct-2004
GENOX	Korea, Republic of	Chemtura Corporation	Registered	200235101	31-Jul-2002	604267	29-Dec-2004
GENOX	Korea, Republic of	Chemtura Corporation	Registered	199313267	22-Apr-1993	338496	29-Apr-1996
HIVALLOY	Korea, Republic of	Chemtura Corporation	Registered	90-29721	10-Oct-1990	235219	07-Apr-1992

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
INTERLOY	Korea, Republic of	Chemtura Corporation	Registered	40200323556	26-May-2003	592808	09-Sep-2004
MARK OBS	Korea, Republic of	Chemtura Corporation	Registered	858778	23-Jun-2005	858778	23-Jun-2005
NAUGARD	Korea, Republic of	Chemtura Corporation	Pending	4020080010671	06-Mar-2008
NAUGARD PHR	Korea, Republic of	Chemtura Corporation	Pending	4020080010672	06-Mar-2008
ULTRANOX	Korea, Republic of	Chemtura Corporation	Registered	92-16630	17-Jun-1992	274428	16-Sep-1993
VITATHIRAM (IN KOREAN CHARACTERS)	Korea, Republic of	Chemtura Corporation	Registered	86-9899	30-May-1986	143712	30-Jul-1987
WESTON	Korea, Republic of	Chemtura Corporation	Registered	9416508	25-Apr-1994	331063	11-Jan-1996
WITCO	Korea, Republic of	Chemtura Corporation	Registered	2449/1980	18-Nov-1980	72765	18-Nov-1980
ENVIROMITE	Kuwait	Chemtura Corporation	Pending	99473	18-Nov-2008
BLENDEX	Kyrgyz Republic	Chemtura Corporation	Registered	2294	31-Mar-1999	1697	30-Nov-1994
CHEMTURA	Kyrgyz Republic	Chemtura Corporation	Registered	A0001803	21-Jun-2005	876101	21-Jun-2005
CHEMTURA (in Cyrillic)	Kyrgyz Republic	Chemtura Corporation	Registered	200504133	19-Oct-2005	8129	31-May-2007
CHEMTURA AND DESIGN	Kyrgyz Republic	Chemtura Corporation	Pending		01-Aug-2005
ULTRANOX	Kyrgyz Republic	Chemtura Corporation	Registered	940632.3	31-Oct-1994	3069	30-Jan-1996
WESTON	Kyrgyz Republic	Chemtura Corporation	Registered	940631.3	31-Oct-1994	3261	29-Mar-1996
BI-LARV	Laos	Chemtura Corporation	Registered	14834	20-Jul-2006	14382	13-Mar-2007
ELASTIQ	Latvia	Chemtura Corporation	Registered	M0652	17-Jan-2006	M58042	20-Sep-2007

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
ULTRANOX	Latvia	Chemtura Corporation	Registered	M922269	01-Dec-1992	M30838	30-Sep-1995
WESTON	Latvia	Chemtura Corporation	Registered	M92-2268	01-Dec-1992	M30837	30-Sep-1995
BLENDEX	Lebanon	Chemtura Corporation	Registered		02-Apr-1969	79062	08-Mar-1999
ENVIROMITE	Lebanon	Chemtura Corporation	Registered	6225	03-Sep-2008	118375	12-Sep-2008
CHEMTURA	Lesotho	Chemtura Corporation	Registered	A0001803	21-Jun-2005	876101	21-Jun-2005
CHEMTURA AND DESIGN	Lesotho	Chemtura Corporation	Pending		01-Aug-2005
CHEMTURA	Liechtenstein	Chemtura Corporation	Registered		01-Aug-2005	13650	01-Aug-2005
CHEMTURA	Liechtenstein	Chemtura Corporation	Registered	A0001803	21-Jun-2005	876101	21-Jun-2005
CHEMTURA AND DESIGN	Liechtenstein	Chemtura Corporation	Pending		01-Aug-2005
ELASTIQ	Lithuania	Chemtura Corporation	Registered	20060935	12-May-2006	55408	12-May-2006
ULTRANOX	Lithuania	Chemtura Corporation	Registered	ZP12547	30-Sep-1993	23707	09-May-1997
WESTON	Lithuania	Chemtura Corporation	Registered	12548	30-Sep-1993	23708	18-Oct-1996
CHEMTURA	Macedonia	Chemtura Corporation	Registered	A0001803	21-Jun-2005	876101	21-Jun-2005
CHEMTURA AND DESIGN	Macedonia	Chemtura Corporation	Pending		01-Aug-2005
BADGER	Malawi	Chemtura Corporation	Registered	562/2004	11-Nov-2004	562/2004	11-Nov-2004
INGWE	Malawi	Chemtura Corporation	Registered	608/2004	25-Nov-2004	6082004	25-Nov-2004
ANDEROL	Malaysia	Chemtura Corporation	Pending	08016150	13-Aug-2008

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
AXION	Malaysia	Chemtura Corporation	Pending	07012357	27-Jun-2007
BI-LARV	Malaysia	Chemtura Corporation	Registered	2006/09196	30-May-2006	2006/09196	15-Oct-2008
BLENDEX	Malaysia	Chemtura Corporation	Registered		12-Sep-1968	MB50688	12-Sep-1968
DRAPEX	Malaysia	Chemtura Corporation	Registered	M/85868	27-Mar-1980	M/85868	16-Jul-1987
PANTERA	Malaysia	Chemtura Corporation	Registered	MA/2626/88	06-Jun-1988	88002626	19-Jul-1994
POLYBOND	Malaysia	Chemtura Corporation	Registered	200602610	23-Feb-2006	06002610	23-Feb-2006
RIBBON FLOW	Malaysia	Chemtura Corporation	Registered	MA/8578/93	01-Nov-1993	93008578	19-May-1995
TEDION V18	Malaysia	Chemtura Corporation	Registered	0MA67286	21-Feb-1986	86000672	16-Mar-1995
TERRAZOLE	Malaysia	Chemtura Corporation	Registered	MA/7422/89	30-Nov-1989	89007422	30-Jul-1994
ULTRANOX	Malaysia	Chemtura Corporation	Registered	200210552	27-Aug-2002	201010552	27-Aug-2002
ACTAFOAM	Mexico	Chemtura Corporation	Registered	962350	19-Sep-2008	1064993	30-Sep-2008
ADOBE	Mexico	Chemtura Corporation	Pending	968306	16-Oct-2008
ADOBE	Mexico	Chemtura Corporation	Registered	968305	16-Oct-2008	1070074	30-Oct-2008
BLENDEX	Mexico	Chemtura Corporation	Registered		07-Aug-1979	236039	15-Nov-1979
CARBOVAX	Mexico	Chemtura Corporation	Registered	677882	21-Sep-2004	913362	21-Sep-2004
CHEMTURA	Mexico	Chemtura Corporation	Registered	725848	29-Jun-2005	897433	26-Aug-2005
CHEMTURA	Mexico	Chemtura Corporation	Registered	725849	29-Jun-2005	897434	26-Aug-2005

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
CHEMTURA	Mexico	Chemtura Corporation	Registered	725850	29-Jun-2005	897435	26-Aug-2005
CHEMTURA	Mexico	Chemtura Corporation	Registered	725851	29-Jun-2005	897436	26-Aug-2005
CHEMTURA	Mexico	Chemtura Corporation	Registered	725852	29-Jun-2005	903849	17-Oct-2005
CHEMTURA	Mexico	Chemtura Corporation	Registered	725853	29-Jun-2005	897437	26-Aug-2005
CHEMTURA	Mexico	Chemtura Corporation	Registered	725854	29-Jun-2005	925710	27-Mar-2006
CHEMTURA	Mexico	Chemtura Corporation	Registered	725855	29-Jun-2005	897438	26-Aug-2005
CROMPTON	Mexico	Chemtura Corporation	Registered	560929	13-Aug-2002	814000	25-Nov-2003
CROMPTON	Mexico	Chemtura Corporation	Registered	560,930	13-Aug-2002	761,834	27-Aug-2002
CROMPTON	Mexico	Chemtura Corporation	Registered	560,931	13-Aug-2002	761,835	27-Aug-2002
CROMPTON	Mexico	Chemtura Corporation	Registered	560932	13-Aug-2002	795107	12-Jun-2003
CROMPTON	Mexico	Chemtura Corporation	Registered	560,933	13-Aug-2002	761,836	27-Aug-2002
CRUSOE	Mexico	Chemtura Corporation	Registered	686644	08-Nov-2004	862884	30-Nov-2004
DELAC	Mexico	Chemtura Corporation	Registered	95609	07-Sep-1990	424203	22-Oct-1992
DRAPEX	Mexico	Chemtura Corporation	Registered	601715	21-May-2003	795603	23-Jun-2003
FLEXZONE	Mexico	Chemtura Corporation	Registered		12-Feb-1960	101845	20-Oct-1960
INOVATE	Mexico	Chemtura Corporation	Registered	816138	30-Oct-2006	983099	30-Oct-2006
INTERLOY	Mexico	Chemtura Corporation	Registered	604705	10-Jun-2003	808022	29-Sep-2003

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
MARK OBS	Mexico	Chemtura Corporation	Registered	726786	05-Jul-2005	975478	05-Jul-2005
RANCONA	Mexico	Chemtura Corporation	Pending	971641	31-Oct-2008
RANCONA	Mexico	Chemtura Corporation	Pending	971642	31-Oct-2008
ULTRANOX	Mexico	Chemtura Corporation	Registered	74035	19-Oct-1989	457296	19-Oct-1989
WESTON	Mexico	Chemtura Corporation	Registered		14-Jun-1979	252064	03-Oct-1980
WITCOLINK	Mexico	Chemtura Corporation	Registered	774120	27-Mar-2006	986169	27-Mar-2006
BLENDEX	Moldova	Chemtura Corporation	Registered	002801	12-Jul-1994	R2035	03-Aug-1995
CHEMTURA	Moldova	Chemtura Corporation	Registered	A0001803	21-Jun-2005	876101	21-Jun-2005
CHEMTURA AND DESIGN	Moldova	Chemtura Corporation	Pending		01-Aug-2005
ELASTIQ	Moldova	Chemtura Corporation	Registered	020902	19-Mar-2007	16648	19-Jun-2008
RANCONA	Moldova	Chemtura Corporation	Pending		03-Nov-2008
ROYALFLO	Moldova	Chemtura Corporation	Registered	020732	16-Feb-2007	16710	09-Jul-2008
STIRRUP	Moldova	Chemtura Corporation	Pending	024439	16-Oct-2008
STIRRUP in Cyrillic	Moldova	Chemtura Corporation	Pending	024440	16-Oct-2008
ULTRANOX	Moldova	Chemtura Corporation	Registered	002447	13-Jul-1994	R 2780	01-Dec-1995
WESTON	Moldova	Chemtura Corporation	Registered	002428	12-Jul-1994	R3671	27-Mar-1996
BLENDEX	Monaco	Chemtura Corporation	Registered		29-Aug-1986	17234	28-Aug-1996

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
CHEMTURA	Monaco	Chemtura Corporation	Registered	A0001803	21-Jun-2005	876101	21-Jun-2005
CHEMTURA AND DESIGN	Monaco	Chemtura Corporation	Pending		01-Aug-2005
CHEMTURA	Mongolia	Chemtura Corporation	Registered	A0001803	21-Jun-2005	876101	21-Jun-2005
CHEMTURA AND DESIGN	Mongolia	Chemtura Corporation	Pending		01-Aug-2005
CHEMTURA	Montenegro	Chemtura Corporation	Registered	A0001803	21-Jun-2005	876101	21-Jun-2005
CHEMTURA AND DESIGN	Montenegro	Chemtura Corporation	Registered		01-Aug-2005	873323	01-Aug-2005
CHEMTURA	Morocco	Chemtura Corporation	Registered		30-Jun-2005	98507	30-Jun-2005
CHEMTURA	Morocco	Chemtura Corporation	Registered	A0001803	21-Jun-2005	876101	21-Jun-2005
CHEMTURA AND DESIGN	Morocco	Chemtura Corporation	Pending		01-Aug-2005
CHEMTURA	Mozambique	Chemtura Corporation	Registered	A0001803	21-Jun-2005	876101	21-Jun-2005
CHEMTURA AND DESIGN	Mozambique	Chemtura Corporation	Pending		01-Aug-2005
CHEMTURA	Namibia	Chemtura Corporation	Registered	A0001803	21-Jun-2005	876101	21-Jun-2005
CHEMTURA AND DESIGN	Namibia	Chemtura Corporation	Pending		01-Aug-2005
DRAPEX	Nepal	Chemtura Corporation	Registered		26-Jul-2001	17093058	18-Oct-2001
MARK	Nepal	Chemtura Corporation	Registered			18604/059	03-Jan-2003
VITAVAX	Nepal	Chemtura Corporation	Registered		01-Oct-1993	9486/050	04-Nov-1993
CHEMTURA	Netherlands Antilles	Chemtura Corporation	Registered	A0001803	21-Jun-2005	876101	21-Jun-2005

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
CHEMTURA AND DESIGN	Netherlands Antilles	Chemtura Corporation	Pending		01-Aug-2005
ACRAMITE	New Zealand	Chemtura Corporation	Registered	617753	28-Jun-2000	617753	04-Jan-2001
BANISH	New Zealand	Chemtura Corporation	Registered	755645	22-Sep-2006	755645	22-Mar-2007
BLENDEX	New Zealand	Chemtura Corporation	Registered	83122	06-Jan-1967	83122	15-Jan-1968
BRYTON	New Zealand	Chemtura Corporation	Registered	63994	02-Jun-1959	63994	19-Aug-1960
CHEMTURA	New Zealand	Chemtura Corporation	Registered	731468	21-Jun-2005	731468	10-May-2007
CRUSOE	New Zealand	Chemtura Corporation	Published	788208	24-Apr-2008
DRAPEX	New Zealand	Chemtura Corporation	Registered	131364	14-Feb-1980	131364	28-Jun-1982
HIVALLOY	New Zealand	Chemtura Corporation	Registered	205215	03-Oct-1990	205215	13-Feb-1995
HYBASE	New Zealand	Chemtura Corporation	Registered	63919	19-May-1959	63919	13-May-1960
INTERLOY	New Zealand	Chemtura Corporation	Registered	679619	26-May-2003	679619	09-Oct-2003
TERRA-COAT	New Zealand	Chemtura Corporation	Registered	102823	04-Jan-1973	102823	16-Mar-1974
FLEXZONE	Nicaragua	Chemtura Corporation	Registered		24-Oct-1969	22176	30-Jan-1970
CHEMTURA	Norway	Chemtura Corporation	Registered	A0001803	21-Jun-2005	876101	21-Jun-2005
CHEMTURA AND DESIGN	Norway	Chemtura Corporation	Registered	873323	01-Aug-2005	873323	01-Aug-2005
DRAPEX	Norway	Chemtura Corporation	Registered	800412	12-Feb-1980	108045	09-Apr-1981
HIVALLOY	Norway	Chemtura Corporation	Registered	905114	04-Oct-1990	151843	20-Aug-1992

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
INTERLOY	Norway	Chemtura Corporation	Registered	20030527	27-May-2003	224048	17-Aug-2004
MARK OBS	Norway	Chemtura Corporation	Registered	858778	23-Jun-2005	858778	23-Jun-2005
ENVIROMITE	Oman	Chemtura Corporation	Pending	52992	24-Aug-2008
CHEMTURA	Pakistan	Chemtura Corporation	Registered	210812	23-Jun-2005	210812	15-May-2008
CHEMTURA	Pakistan	Chemtura Corporation	Registered	210811	23-Jun-2005	210811	15-May-2008
CHEMTURA	Pakistan	Chemtura Corporation	Registered	210805	23-Jun-2005	210805	15-May-2008
CHEMTURA	Pakistan	Chemtura Corporation	Registered	210810	23-Jun-2005	210810	15-May-2008
CHEMTURA	Pakistan	Chemtura Corporation	Registered	210809	23-Jun-2005	210809	15-May-2008
CHEMTURA	Pakistan	Chemtura Corporation	Registered	210808	23-Jun-2005	210808	15-May-2008
CHEMTURA	Pakistan	Chemtura Corporation	Registered	210807	23-Jun-2005	210807	15-May-2008
CHEMTURA	Pakistan	Chemtura Corporation	Registered	210806	23-Jun-2005	210806	15-May-2008
DRAPEX	Pakistan	Chemtura Corporation	Registered	175213	01-Dec-2001	175213	07-Dec-2001
CHEMTURA	Paraguay	Chemtura Corporation	Registered	32619-2005	26-Oct-2005	294177	11-Jul-2006
CHEMTURA	Paraguay	Chemtura Corporation	Registered	32620-2005	26-Oct-2005	294178	11-Jul-2006
CHEMTURA	Paraguay	Chemtura Corporation	Registered	32621-2005	26-Oct-2005	294179	11-Jul-2006
CHEMTURA	Paraguay	Chemtura Corporation	Registered	32622-2005	26-Oct-2005	294180	11-Jul-2006
CHEMTURA	Paraguay	Chemtura Corporation	Registered	32623-2005	26-Oct-2005	294181	11-Jul-2006

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
CHEMTURA	Paraguay	Chemtura Corporation	Registered	32624-2005	26-Oct-2005	294182	11-Jul-2006
CHEMTURA	Paraguay	Chemtura Corporation	Registered	32625-2005	26-Oct-2005	291768	21-Aug-2006
CHEMTURA	Paraguay	Chemtura Corporation	Registered	32626-2005	26-Oct-2005	291769	21-Aug-2006
CRUSADER	Paraguay	Chemtura Corporation	Registered	34189-2004	02-Dec-2004	279446	21-Jun-2005
CRUSOE	Paraguay	Chemtura Corporation	Registered	10272006	20-Jan-2006	295356	12-Dec-2006
BLENDEX	Peru	Chemtura Corporation	Registered	52269	28-Dec-1981	45322	19-Aug-1982
CHEMTURA	Peru	Chemtura Corporation	Registered	258757-2005/OSD	26-Oct-2005	118030	07-Aug-2006
CHEMTURA	Peru	Chemtura Corporation	Registered	258758-2005/OSD	26-Oct-2005	116213	12-Jun-2006
CHEMTURA	Peru	Chemtura Corporation	Registered	258759-2005/OSD	26-Oct-2005	113446	15-Mar-2006
CHEMTURA	Peru	Chemtura Corporation	Registered	258760-2005/OSD	26-Oct-2005	118031	07-Aug-2006
CHEMTURA	Peru	Chemtura Corporation	Registered	258761-2005/OSD	26-Oct-2005	118032	07-Aug-2006
CHEMTURA	Peru	Chemtura Corporation	Registered	258762-2005/OSD	26-Oct-2005	118033	07-Aug-2006
CHEMTURA	Peru	Chemtura Corporation	Registered	258763-2005/OSD	26-Oct-2005	113447	15-Mar-2006
CHEMTURA	Peru	Chemtura Corporation	Registered	258764-2005/OSD	26-Oct-2005	118034	07-Aug-2006
BLENDEX	Poland	Chemtura Corporation	Registered	68318	07-May-1969	48680	28-Nov-1969
CASORON	Poland	Chemtura Corporation	Registered	000Z-85011	29-Sep-1987	63260	02-Sep-1989
CHEMTURA SEEDKARE	Poland	Chemtura Corporation	Pending	Z-332565	12-Nov-2007

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
ELASTIQ	Poland	Chemtura Corporation	Registered	Z296479	14-Jun-2005	R193840	14-Jun-2005
FLEXZONE	Poland	Chemtura Corporation	Registered	0000Z67765	03-Oct-1968	0000048468	03-Oct-1968
MARK OBS	Poland	Chemtura Corporation	Registered	858778	23-Jun-2005	858778	23-Jun-2005
ULTRANOX	Poland	Chemtura Corporation	Registered	108916	05-May-1992	78679	27-Sep-1994
WESTON	Poland	Chemtura Corporation	Registered	108915	05-May-1992	78678	12-Oct-1994
ANDEROL	Portugal	Chemtura Corporation	Registered	211858	28-May-1981	211858	02-Nov-1998
BLENDEX	Portugal	Chemtura Corporation	Registered	236322	08-Aug-1986	236322	17-Jul-1992
CHEMTURA	Romania	Chemtura Corporation	Registered	M2005007065	22-Jun-2005	70949	22-Jun-2005
CHEMTURA	Romania	Chemtura Corporation	Registered	A0001803	21-Jun-2005	876101	21-Jun-2005
CHEMTURA AND DESIGN	Romania	Chemtura Corporation	Pending		01-Aug-2005
ELASTIQ	Romania	Chemtura Corporation	Registered	2005006533	08-Jun-2005	70346	08-Jun-2005
LEVEL	Romania	Chemtura Corporation	Pending	awaiting	07-Jan-2009
RANCONA	Romania	Chemtura Corporation	Pending		03-Nov-2008
ULTRANOX	Romania	Chemtura Corporation	Registered			18147	21-Jul-1992
WESTON	Romania	Chemtura Corporation	Registered	27364	21-Jul-1992	18148	21-Jul-1992
BLENDEX	Russian Federation	Chemtura Corporation	Registered	53172	31-Mar-1969	39078	12-Dec-1969
B-NINE	Russian Federation	Chemtura Corporation	Registered	84347	07-Sep-1978	63827	23-Mar-1979

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
CHEMTURA	Russian Federation	Chemtura Corporation	Registered	A0001803	21-Jun-2005	876101	21-Jun-2005
CHEMTURA (in Cyrillic)	Russian Federation	Chemtura Corporation	Registered	2005724064	20-Sep-2005	324871	21-Sep-2005
CHEMTURA (in Cyrillic)	Russian Federation	Chemtura Corporation	Registered	2005725727	10-Oct-2005	319064	10-Oct-2005
CHEMTURA AND DESIGN	Russian Federation	Chemtura Corporation	Pending		01-Aug-2005
DIMILIN (IN CYRILLIC)	Russian Federation	Chemtura Corporation	Registered	107961	19-Jan-1998	83667	12-Sep-1988
ELASTIQ (in Cyrillic)	Russian Federation	Chemtura Corporation	Pending	2007708248	26-Mar-2007
FLEXZONE	Russian Federation	Chemtura Corporation	Registered	51604	30-Sep-1968	37948	23-Jun-1969
FOMREZ	Russian Federation	Chemtura Corporation	Pending	2008707500	14-Mar-2008
HIVALLOY	Russian Federation	Chemtura Corporation	Registered	126920	04-Oct-1990	96764	17-Mar-1991
INOVATE	Russian Federation	Chemtura Corporation	Pending	A0005904	20-Sep-2006
INTERLOY	Russian Federation	Chemtura Corporation	Registered	2003711074	04-Jun-2003	267989	28-Apr-2004
NAUGARD	Russian Federation	Chemtura Corporation	Registered	83701	21-Jun-1978	63671	19-Jan-1979
POLYBOND	Russian Federation	Chemtura Corporation	Pending	2007731214	09-Oct-2007
RANCONA	Russian Federation	Chemtura Corporation	Pending		03-Nov-2008
SEEDKARE	Russian Federation	Chemtura Corporation	Registered	2007707195	16-Mar-2007	355334	21-Jul-2008
STIRRUP	Russian Federation	Chemtura Corporation	Pending	20087330079	16-Oct-2008
STIRRUP in Cyrillic	Russian Federation	Chemtura Corporation	Pending	20087330078	16-Oct-2008

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
TRIMENE BASE	Russian Federation	Chemtura Corporation	Registered	5106	30-Sep-1968	37949	23-Jun-1969
ULTRANOX	Russian Federation	Chemtura Corporation	Registered	159506	01-Jun-1992	117480	26-Apr-1994
VIBRATHANE	Russian Federation	Chemtura Corporation	Registered	83703	21-Jun-1978	63343	26-Jan-1979
WESTON	Russian Federation	Chemtura Corporation	Registered	159507	01-Jun-1992	122123	09-Dec-1994
DU-DIM	Saudi Arabia	Chemtura Corporation	Registered	116715	24-Apr-2007	96626	06-Jan-2008
BLENDEX	Serbia (Old Code)	Chemtura Corporation	Registered	Z184/69	27-Mar-1969	18946	22-Jun-1971
CHEMTURA	Serbia (Old Code)	Chemtura Corporation	Registered	A0001803	21-Jun-2005	876101	21-Jun-2005
CHEMTURA AND DESIGN	Serbia (Old Code)	Chemtura Corporation	Pending		01-Aug-2005
FLEXZONE	Serbia (Old Code)	Chemtura Corporation	Registered	00Z-691/68	26-Sep-1968	0018570	21-Apr-1970
CHEMTURA	Sierra Leone	Chemtura Corporation	Registered	A0001803	21-Jun-2005	876101	21-Jun-2005
CHEMTURA AND DESIGN	Sierra Leone	Chemtura Corporation	Pending		01-Aug-2005
ADIPRENE EXTREME	Singapore	Chemtura Corporation	Registered	T04/10974E	06-Jul-2004	T04/10974E	06-Jul-2004
BLENDEX	Singapore	Chemtura Corporation	Registered	44670	11-Sep-1968	T68/44670Z	11-Sep-1968
CHEMTURA	Singapore	Chemtura Corporation	Registered	A0001803	21-Jun-2005	876101	21-Jun-2005
CHEMTURA (in Chinese Characters Simplified) (Phase I)	Singapore	Chemtura Corporation	Registered	T0520746E	20-Oct-2005	T0520746E	20-Oct-2005
CHEMTURA (in Chinese Characters Simplified) (Phase I)	Singapore	Chemtura Corporation	Registered	T0520754F	20-Oct-2005	T0520754F	20-Oct-2005

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
CHEMTURA AND DESIGN	Singapore	Chemtura Corporation	Registered	873323	01-Aug-2005	873323	01-Aug-2005
CHEMTURA in Chinese (Simplified) (Phase II)	Singapore	Chemtura Corporation	Registered	T06/02232I	06-Feb-2006	T06/022321	06-Feb-2006
CHEMTURA in Chinese (Simplified) (Phase II)	Singapore	Chemtura Corporation	Registered	T0602233G	06-Feb-2006	T0602233G	06-Feb-2006
CHEMTURA in Chinese (Simplified) (Phase II)	Singapore	Chemtura Corporation	Registered	T06/02234E	06-Feb-2006	T06/02234E	06-Feb-2006
CHEMTURA in Chinese (Simplified) (Phase II)	Singapore	Chemtura Corporation	Registered	T06/02235C	06-Feb-2006	T06/02235C	06-Feb-2006
CHEMTURA in Chinese (Simplified) (Phase II)	Singapore	Chemtura Corporation	Registered	T06/02236A	06-Feb-2006	T06/02236A	06-Feb-2006
CHEMTURA in Chinese (Simplified) (Phase II)	Singapore	Chemtura Corporation	Registered	T06/02237Z	06-Feb-2006	T06/02237Z	06-Feb-2006
CHEMTURA in Chinese (Simplified) (Phase II)	Singapore	Chemtura Corporation	Registered	T06/02238H	06-Feb-2006	T06/02238H	06-Feb-2006
CHEMTURA in Chinese (Simplified) (Phase II)	Singapore	Chemtura Corporation	Registered	T0602239F	06-Feb-2006	T06/02239F	06-Feb-2006
CHEMTURA in Chinese (Traditional) (Phase II)	Singapore	Chemtura Corporation	Registered	T0602221C	06-Feb-2006	T0602221C	06-Feb-2006
CHEMTURA in Chinese (Traditional) (Phase II)	Singapore	Chemtura Corporation	Registered	T0602222A	06-Feb-2006	T0602222A	06-Feb-2006
CHEMTURA in Chinese (Traditional) (Phase II)	Singapore	Chemtura Corporation	Registered	T0602223Z	06-Feb-2006	T06/02223Z	02-Jun-2006

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
CHEMTURA in Chinese (Traditional) (Phase II)	Singapore	Chemtura Corporation	Registered	T0602224H	06-Feb-2006	T0602224H	06-Feb-2006
CHEMTURA in Chinese (Traditional) (Phase II)	Singapore	Chemtura Corporation	Registered	T0602225F	06-Feb-2006	T0602225F	06-Feb-2006
CHEMTURA in Chinese (Traditional) (Phase II)	Singapore	Chemtura Corporation	Registered	T0602226D	06-Feb-2006	T0602226D	06-Feb-2006
CHEMTURA in Chinese (Traditional) (Phase II)	Singapore	Chemtura Corporation	Registered	T06/02228J	06-Feb-2006	T06/02228J	06-Feb-2006
CHEMTURA in Chinese (Traditional) (Phase II)	Singapore	Chemtura Corporation	Registered	T0602229I	06-Feb-2006	T06/02229I	06-Feb-2006
DRAPEX	Singapore	Chemtura Corporation	Registered	1159/80	24-Mar-1980	T80/01159	24-Mar-1980
INTERLOY	Singapore	Chemtura Corporation	Registered	0308572I	06-Jun-2003	T03/08572I	04-Aug-2003
POLYBOND	Singapore	Chemtura Corporation	Registered	T06/02829G	13-Feb-2006	T0602829G	13-Feb-2006
ULTRANOX	Singapore	Chemtura Corporation	Registered	2786/85	21-Jun-1985	T85/02736A	21-Jun-1985
WESTON	Singapore	Chemtura Corporation	Registered	4309/92	10-Jun-1992	T92/04309A	10-Jun-1992
BLENDEX	Slovakia	Chemtura Corporation	Registered	42917	13-Mar-1969	160690	07-Feb-1972
ELASTIQ	Slovakia	Chemtura Corporation	Registered	11212005	16-Jun-2005	213845	09-May-2006
FLEXZONE	Slovakia	Chemtura Corporation	Registered	0000042327	27-Sep-1968	159170	04-Aug-1969
ULTRANOX	Slovakia	Chemtura Corporation	Registered	68810	26-May-1992	173775	10-Feb-1995
BLENDEX	Slovenia	Chemtura Corporation	Registered	Z6980184	16-Feb-1994	6980184	22-Aug-1996

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
ACRAMITE	South Africa	Chemtura Corporation	Published	2007/25661	06-Nov-2007
BADGER	South Africa	Chemtura Corporation	Published	200420349	09-Nov-2004
BLENDEX	South Africa	Chemtura Corporation	Registered		10-Mar-1969	690955	19-May-1970
CASTOCURE	South Africa	Chemtura Corporation	Registered	79/6252	22-Nov-1979	79/6252	15-Jan-1982
CASTOMER	South Africa	Chemtura Corporation	Registered	79/6251	22-Nov-1979	79/6251	15-Jan-1982
CHEMTURA	South Africa	Chemtura Corporation	Published	200512222	21-Jun-2005
CHEMTURA	South Africa	Chemtura Corporation	Published	200512223	21-Jun-2005
CHEMTURA	South Africa	Chemtura Corporation	Published	200512224	21-Jun-2005
CHEMTURA	South Africa	Chemtura Corporation	Published	200512225	21-Jun-2005
CHEMTURA	South Africa	Chemtura Corporation	Published	200512226	21-Jun-2005
CHEMTURA	South Africa	Chemtura Corporation	Published	200512227	21-Jun-2005
CHEMTURA	South Africa	Chemtura Corporation	Published	200512228	21-Jun-2005
CHEMTURA	South Africa	Chemtura Corporation	Published	200512229	21-Jun-2005
CROMPTON	South Africa	Chemtura Corporation	Registered	200500986	19-Jan-2005	200500986	04-Aug-2008
CROMPTON	South Africa	Chemtura Corporation	Registered	200500987	19-Jan-2005	200500987	27-Aug-2008
CROMPTON	South Africa	Chemtura Corporation	Registered	200500988	19-Jan-2005	200500988	26-Aug-2008
CROMPTON	South Africa	Chemtura Corporation	Registered	200500989	19-Jan-2005	200500989	18-Jan-2005

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
CROMPTON	South Africa	Chemtura Corporation	Registered	200500990	19-Jan-2005	200500990	26-Aug-2008
CRUSOE	South Africa	Chemtura Corporation	Published	2006/01238	19-Jan-2006
DRAPEX	South Africa	Chemtura Corporation	Registered	80/0800	18-Feb-1980	80/0800	10-Apr-1981
ENVIROMITE	South Africa	Chemtura Corporation	Pending	200819724	25-Aug-2008
FLEXZONE	South Africa	Chemtura Corporation	Registered	690124	14-Jan-1969	690124	09-Mar-1970
HIVALLOY	South Africa	Chemtura Corporation	Registered	90/8609	03-Oct-1990	90/8609	31-Aug-1993
HYBASE	South Africa	Chemtura Corporation	Registered	59/1482	20-May-1959	59/1482	14-Sep-1959
INGWE	South Africa	Chemtura Corporation	Published	200421132	22-Nov-2004
INOVATE	South Africa	Chemtura Corporation	Pending	2006/22745	22-Sep-2006
INTERLOY	South Africa	Chemtura Corporation	Registered	200308524	26-May-2003	2003/08524	08-Apr-2003
NAUGARD	South Africa	Chemtura Corporation	Registered	670019	03-Jan-1967	670019	24-Aug-1967
OMITE	South Africa	Chemtura Corporation	Registered	670577	16-Feb-1967	670577	04-Mar-1968
PETRONATE	South Africa	Chemtura Corporation	Registered	72/3279	20-Jun-1972	72/3279	20-Jun-1972
PROCURE	South Africa	Chemtura Corporation	Registered	200512890	28-Jun-2005	2005/12890	04-Aug-2008
ROYALKARE	South Africa	Chemtura Corporation	Published	200623307	02-Oct-2006
ROYALKOTE	South Africa	Chemtura Corporation	Published	200623308	02-Oct-2006
ROYALMARQ	South Africa	Chemtura Corporation	Published	200623309	02-Oct-2006

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
ROYALNEX	South Africa	Chemtura Corporation	Pending	2007/05395	14-Mar-2007
ROYALNEX	South Africa	Chemtura Corporation	Published	200623310	02-Oct-2006
TERRAGUARD	South Africa	Chemtura Corporation	Registered	200512891	28-Jun-2005	2005/12891	04-Aug-2008
ULTRANOX	South Africa	Chemtura Corporation	Registered		08-Jun-1992	924735	16-May-1995
VIBRABOND	South Africa	Chemtura Corporation	Registered	873087	30-Apr-1987	873087	19-Feb-1991
VIBRABOND	South Africa	Chemtura Corporation	Registered	873088	30-Apr-1987	873088	19-Feb-1991
VIBRACURE	South Africa	Chemtura Corporation	Registered	873085	30-Apr-1987	873085	19-Feb-1991
VIBRACURE	South Africa	Chemtura Corporation	Registered	873086	30-Apr-1987	873086	19-Feb-1991
VIBRASPRAY	South Africa	Chemtura Corporation	Registered	873083	30-Apr-1987	873083	19-Feb-1991
VIBRASPRAY	South Africa	Chemtura Corporation	Registered	873084	30-Apr-1987	873084	19-Feb-1991
VIBRATHANE	South Africa	Chemtura Corporation	Registered	873081	30-Apr-1987	873081	30-May-1991
VIBRATHANE	South Africa	Chemtura Corporation	Registered	873082	30-Apr-1987	873082	30-May-1991
VITAFLO	South Africa	Chemtura Corporation	Registered	771489	07-Apr-1977	771489	21-Jul-1978
VITAVAX	South Africa	Chemtura Corporation	Registered	672375	06-Jun-1967	672375	04-Aug-1968
WESTON	South Africa	Chemtura Corporation	Registered	92/24734	08-Jun-1992	B92/4734	03-May-1995
BLENDEX	Spain	Chemtura Corporation	Registered	398729	17-Mar-1962	398729	25-Feb-1965
B-NINE	Spain	Chemtura Corporation	Published	2841872(7)	26-Aug-2008

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
CAYTUR	Spain	Chemtura Corporation	Registered		19-Apr-1967	532096	23-Sep-1969
MARK	Spain	Chemtura Corporation	Registered	2686765	26-Dec-2005	2686765	29-Mar-2007
OMITE	Spain	Chemtura Corporation	Registered		17-Feb-1967	524834	10-Jul-1969
PETRONATE	Spain	Chemtura Corporation	Registered	666691	15-Feb-1972	666691	01-Feb-1978
POLYBOND	Spain	Chemtura Corporation	Registered	1689021	01-Jul-1992	1689021	03-Mar-1995
ROYAL MH	Spain	Chemtura Corporation	Registered	02781871/3	09-Jul-2007	2781871	17-Jan-2008
ROYAL MH NO BROTES	Spain	Chemtura Corporation	Registered	02781876/4	09-Jul-2007	2781876	17-Jan-2008
ROYAL MH-30	Spain	Chemtura Corporation	Registered	1706553	10-Jun-1992	1706553	21-Feb-1994
ULTRANOX	Spain	Chemtura Corporation	Registered	1109753	21-Jun-1985	1109753	05-May-1992
WESTON	Spain	Chemtura Corporation	Registered	1959234	13-Feb-1984	1060234	13-Feb-1987
MARK	Sri Lanka	Chemtura Corporation	Pending	128946	23-Nov-2005
CHEMTURA	Swaziland	Chemtura Corporation	Registered	A0001803	21-Jun-2005	876101	21-Jun-2005
CHEMTURA AND DESIGN	Swaziland	Chemtura Corporation	Pending		01-Aug-2005
BLENDEX	Sweden	Chemtura Corporation	Registered	86-5766	05-Aug-1986	238810	14-Aug-1992
DRAPEX	Sweden	Chemtura Corporation	Registered	80-0806	14-Feb-1980	175189	06-Feb-1981
HIVALLOY	Sweden	Chemtura Corporation	Registered	909054	03-Oct-1990	234531	15-May-1992
INTERLOY	Sweden	Chemtura Corporation	Registered	200303292	26-May-2003	363458	10-Oct-2003

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
ULTRANOX	Sweden	Chemtura Corporation	Registered	85-4511	20-Jun-1985	204839	06-Mar-1987
BLENDEX	Switzerland	Chemtura Corporation	Registered	00527/1989	25-Apr-1989	369498	13-Jun-1989
CHEMTURA	Switzerland	Chemtura Corporation	Registered	A0001803	21-Jun-2005	876101	21-Jun-2005
CHEMTURA AND DESIGN	Switzerland	Chemtura Corporation	Pending		01-Aug-2005
HIVALLOY	Switzerland	Chemtura Corporation	Registered	7252/1990.3	03-Oct-1990	394590	21-Aug-1991
INTERLOY	Switzerland	Chemtura Corporation	Registered	04061/2003	06-Aug-2003	514436	24-Sep-2003
ULTRANOX	Switzerland	Chemtura Corporation	Registered	3884	20-Jun-1985	340312	23-Sep-1985
WESTON	Switzerland	Chemtura Corporation	Registered	691	09-Feb-1984	P332266	12-Sep-1984
CHEMTURA	Syria	Chemtura Corporation	Published	A0001803	21-Jun-2005
CHEMTURA AND DESIGN	Syria	Chemtura Corporation	Pending		01-Aug-2005
ANDEROL	Taiwan	Chemtura Corporation	Registered		06-Nov-2006	1270305	16-Jul-2007
BLENDEX	Taiwan	Chemtura Corporation	Registered	14316	01-Jul-1962	14592	01-Jan-1963
CHEMTURA	Taiwan	Chemtura Corporation	Registered	094029722	22-Jun-2005	1229896	16-Sep-2006
CHEMTURA in Chinese (Simplified) (Phase II)	Taiwan	Chemtura Corporation	Registered	095008034	21-Feb-2006	1235577	01-Nov-2006
CHEMTURA in Chinese (Traditional) (Phase I)	Taiwan	Chemtura Corporation	Registered	094052954	02-Nov-2005	1235479	01-Nov-2006
CROMPTON	Taiwan	Chemtura Corporation	Registered	91036832	30-Aug-2002	1056674	16-Sep-2003

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
CROMPTON	Taiwan	Chemtura Corporation	Registered	91036833	30-Aug-2002	1053041	16-Aug-2003
CROMPTON	Taiwan	Chemtura Corporation	Registered	91036834	30-Aug-2002	1056963	16-Sep-2003
CROMPTON	Taiwan	Chemtura Corporation	Registered	91036835	30-Aug-2002	1063033	31-Oct-2003
CROMPTON	Taiwan	Chemtura Corporation	Registered	91036836	30-Aug-2002	1059685	01-Oct-2003
CROMPTON (IN TAIWANESE)	Taiwan	Chemtura Corporation	Registered	91036837	30-Aug-2002	1056675	16-Sep-2003
CROMPTON (IN TAIWANESE)	Taiwan	Chemtura Corporation	Registered	91036838	30-Aug-2002	1053042	16-Aug-2003
CROMPTON (IN TAIWANESE)	Taiwan	Chemtura Corporation	Registered	91036839	30-Aug-2002	1056964	16-Sep-2003
CROMPTON (IN TAIWANESE)	Taiwan	Chemtura Corporation	Registered	91036840	30-Aug-2002	1063034	01-Nov-2003
CROMPTON (IN TAIWANESE)	Taiwan	Chemtura Corporation	Registered	91036841	30-Aug-2002	1059686	01-Oct-2003
FLEXZONE	Taiwan	Chemtura Corporation	Registered	0087040747	19-Aug-1998	866521	16-Sep-1999
FLEXZONE 11	Taiwan	Chemtura Corporation	Registered	0087040743	19-Aug-1998	866582	16-Sep-1999
FLEXZONE 3C	Taiwan	Chemtura Corporation	Registered	0087040741	19-Aug-1998	866580	16-Sep-1999
FLEXZONE 4L	Taiwan	Chemtura Corporation	Registered	0870040742	19-Aug-1998	866581	16-Sep-1999
FLEXZONE 7F	Taiwan	Chemtura Corporation	Registered	0087040744	19-Aug-1998	866583	16-Sep-1999
HIVALLOY	Taiwan	Chemtura Corporation	Registered	79-44024	08-Oct-1990	520358	16-May-1991
HIVALLOY	Taiwan	Chemtura Corporation	Registered	79050453	20-Nov-1990	530064	16-Jul-1991
MARK OBS	Taiwan	Chemtura Corporation	Registered	94031534	30-Jun-2005	1195631	16-Feb-2006

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
NAUGEX	Taiwan	Chemtura Corporation	Registered	79039547	07-Sep-1990	530853	16-Aug-1991
PANTERA	Taiwan	Chemtura Corporation	Registered	85031322	26-Jun-1996	752551	16-Mar-1997
POLYBOND	Taiwan	Chemtura Corporation	Registered	95006748	14-Feb-2006	1246128	16-Jan-2007
TERRAZOLE	Taiwan	Chemtura Corporation	Registered	75011815	18-Mar-1986	342697	01-Nov-1986
ULTRANOX	Taiwan	Chemtura Corporation	Registered		01-Jul-1985	312902	01-Feb-1976
WESTON	Taiwan	Chemtura Corporation	Registered	91035450	16-Aug-2002	1046033	16-Jun-2003
BLENDEX	Tajikistan	Chemtura Corporation	Registered	94000421	01-Jul-1994	276	01-Jul-1994
ULTRANOX	Tajikistan	Chemtura Corporation	Registered	94000433	01-Jul-1994	2360	01-Jul-1994
WESTON	Tajikistan	Chemtura Corporation	Registered	94000422	01-Jul-1994	2574	16-Jul-1997
ENVIROMITE	Tanganyika	Chemtura Corporation	Pending	awaiting	28-Aug-2008
BLENDEX	Thailand	Chemtura Corporation	Registered	369337	18-Sep-1968	TM80603	10-Sep-1998
CHEMTURA	Thailand	Chemtura Corporation	Registered	603536	16-Sep-2005	TM278209	24-Mar-2008
CHEMTURA	Thailand	Chemtura Corporation	Registered	603537	16-Sep-2005	TM260122	16-Sep-2005
CHEMTURA	Thailand	Chemtura Corporation	Registered	603538	16-Sep-2005	TM251670	27-Nov-2006
CHEMTURA	Thailand	Chemtura Corporation	Registered	603539	16-Sep-2005	TM242061	26-May-2006
CHEMTURA	Thailand	Chemtura Corporation	Registered	603540	16-Sep-2005	TM257435	16-Sep-2005
CHEMTURA	Thailand	Chemtura Corporation	Registered	603541	16-Sep-2005	TM255603	16-Sep-2005

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
CHEMTURA	Thailand	Chemtura Corporation	Registered	603542	16-Sep-2005	TM275984	16-Sep-2005
CHEMTURA	Thailand	Chemtura Corporation	Registered	603543	16-Sep-2005	TM269039	16-Oct-2007
FLEXZONE	Thailand	Chemtura Corporation	Registered	405272	26-Dec-1989	TM107472	14-Jan-1991
HIVALLOY	Thailand	Chemtura Corporation	Registered	435129	17-Oct-2000	126338	18-Jan-2003
POLYBOND	Thailand	Chemtura Corporation	Registered	618889	24-Feb-2006	TM259820	24-Feb-2006
TERRAZOLE	Thailand	Chemtura Corporation	Registered	310572	30-Jun-1976	TM47158	30-Jun-1976
ULTRANOX	Thailand	Chemtura Corporation	Registered	230966	21-Jul-1992	TM4481	25-Aug-1993
WESTON	Thailand	Chemtura Corporation	Registered	230965	21-Jul-1992	TM13308	25-Jul-1994
BLENDEX	Tunisia	Chemtura Corporation	Registered		29-Oct-1986	EE011996	29-Oct-1986
ENVIROMITE	Tunisia	Chemtura Corporation	Pending	EE08 2181	28-Aug-2008
AXION	Turkey	Chemtura Corporation	Registered	2007041375	01-Aug-2007	2007041375	25-Sep-2008
BLENDEX	Turkey	Chemtura Corporation	Registered	17325	15-Apr-1969	110566	15-Apr-1989
CHEMTURA	Turkey	Chemtura Corporation	Registered	2005/032666	05-Aug-2005	2005 32666	05-Aug-2005
CHEMTURA	Turkey	Chemtura Corporation	Registered	A0001803	21-Jun-2005	876101	21-Jun-2005
CHEMTURA AND DESIGN	Turkey	Chemtura Corporation	Registered	873323	01-Aug-2005	873323
CRUSOE	Turkey	Chemtura Corporation	Registered	A0002948	31-Oct-2005	871183	31-Oct-2005
DIMILIN	Turkey	Chemtura Corporation	Registered	97/6558	12-May-1997	184875	12-May-1997

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
FLORAMITE	Turkey	Chemtura Corporation	Registered	2006042410	04-Sep-2006	200642410	04-Sep-2006
ULTRANOX	Turkey	Chemtura Corporation	Registered	5767/92	13-Jul-1992	137320	13-Jul-1992
WESTON	Turkey	Chemtura Corporation	Registered	9346/84	13-Feb-1984	80465	13-Feb-1984
WESTON CHEMICAL	Turkey	Chemtura Corporation	Registered	43872	15-Jul-1971	129659	15-Jul-1971
CHEMTURA	Turkmenistan	Chemtura Corporation	Registered	A0001803	21-Jun-2005	876101	21-Jun-2005
CHEMTURA AND DESIGN	Turkmenistan	Chemtura Corporation	Pending		01-Aug-2005
ULTRANOX	Turkmenistan	Chemtura Corporation	Registered	1(3600)	28-Jun-1996	380	25-Feb-1997
WESTON	Turkmenistan	Chemtura Corporation	Registered	1(3601)	28-Jun-1996	382	25-Feb-1997
BADGER	Uganda	Chemtura Corporation	Registered	27148	09-Nov-2004	27148	15-Nov-2004
ENVIROMITE	Uganda	Chemtura Corporation	Published	31428	27-Aug-2008
INGWE	Uganda	Chemtura Corporation	Registered	27168	19-Nov-2004	27168	19-Nov-2004
BLENDEX	Ukraine	Chemtura Corporation	Registered	39078	31-Mar-1989	5756	30-Jun-1994
CASORON	Ukraine	Chemtura Corporation	Registered	m200703652	07-Mar-2007	86756	10-Jan-2008
CHEMTURA	Ukraine	Chemtura Corporation	Registered	A0001803	21-Jun-2005	876101	21-Jun-2005
CHEMTURA AND DESIGN	Ukraine	Chemtura Corporation	Pending		01-Aug-2005
DIMILIN	Ukraine	Chemtura Corporation	Registered	200617747	13-Nov-2006	91359	12-May-2008
ELASTIQ	Ukraine	Chemtura Corporation	Registered	200506225	08-Jun-2005	74250	10-Apr-2007

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
ELASTIQ (in Cyrillic)	Ukraine	Chemtura Corporation	Registered	m200604619	30-Mar-2006	81988	10-Sep-2007
FAZOR	Ukraine	Chemtura Corporation	Registered	200617746	13-Nov-2006	91538	12-May-2008
INOVATE	Ukraine	Chemtura Corporation	Pending	A0005904	20-Sep-2006
OMITE	Ukraine	Chemtura Corporation	Registered	200703653	07-Mar-2007	87247	25-Jan-2008
RANCONA	Ukraine	Chemtura Corporation	Pending		03-Nov-2008
STIRRUP	Ukraine	Chemtura Corporation	Pending	m200818780	16-Oct-2008
STIRRUP in Cyrillic	Ukraine	Chemtura Corporation	Pending	m200818779	16-Oct-2008
ULTRANOX	Ukraine	Chemtura Corporation	Registered	2001095622	07-Sep-2001	35828	17-Nov-2003
WESTON	Ukraine	Chemtura Corporation	Registered	2001095623	07-Sep-2001	35829	17-Nov-2003
DU-DIM	United Arab Emirates	Chemtura Corporation	Pending	96292	19-Jun-2007
ENVIROMITE	United Arab Emirates	Chemtura Corporation	Pending	120871	20-Oct-2008
ACTAFOAM	United Kingdom	Chemtura Corporation	Published	2497664	15-Sep-2008
BLENDEX	United Kingdom	Chemtura Corporation	Registered	831835	09-Mar-1962	831835	09-Mar-1962
B-NINE	United Kingdom	Chemtura Corporation	Registered	996005	28-Jul-1972	996005	28-Jul-1972
CASTOMER	United Kingdom	Chemtura Corporation	Registered	836173	25-Jun-1962	836173	25-Jun-1962
CYCLOFOR	United Kingdom	Chemtura Corporation	Registered	900166	06-Oct-1966	900166	06-Oct-1987
CYCLOFOR	United Kingdom	Chemtura Corporation	Registered	718555	30-May-1953	718555	30-May-1953

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
DIMILIN	United Kingdom	Chemtura Corporation	Registered	1066911	09-Aug-1976	1066911	23-May-1977
DRAPEX	United Kingdom	Chemtura Corporation	Registered	1124514	23-Nov-1979	1124514	02-Sep-1981
FAZOR SG	United Kingdom	Chemtura Corporation	Registered	1290387	08-Nov-1986	1290387	08-Nov-1986
FOMREZ	United Kingdom	Chemtura Corporation	Registered	1189699	01-Feb-1983	1189699	06-Feb-1985
FORMREZ	United Kingdom	Chemtura Corporation	Registered	1189698	01-Feb-1983	1189698	06-Feb-1985
HYBASE	United Kingdom	Chemtura Corporation	Registered	770908	06-Nov-1957	770908	10-Jun-1958
INTERLOY	United Kingdom	Chemtura Corporation	Registered	2333219	27-May-2003	2333219	19-Dec-2003
NAUGAWHITE	United Kingdom	Chemtura Corporation	Registered	0000783293	29-Oct-1958	0000783293	29-Oct-1958
POLYBOND	United Kingdom	Chemtura Corporation	Registered	2376720	27-Oct-2004	2376720	27-Oct-2004
SEEDKARE	United Kingdom	Chemtura Corporation	Published	2471643	07-Nov-2007
TERRAZOLE	United Kingdom	Chemtura Corporation	Registered	1003908	29-Dec-1972	1003908	29-Dec-1972
ULTRANOX	United Kingdom	Chemtura Corporation	Registered	1244466	20-Jun-1985	1244466	13-Oct-1989
WESTON	United Kingdom	Chemtura Corporation	Registered	1508701	04-Aug-1992	1508701	03-May-1996
ACRAMITE	United States of America	Chemtura Corporation	Registered	076/021640	10-Apr-2000	2669716	31-Dec-2002
ADIPRENE EXTREME	United States of America	Chemtura Corporation	Registered	76/389930	02-Apr-2002	2674910	14-Jan-2003
ADOBE	United States of America	Chemtura Corporation	Published	77588032	09-Oct-2008
ANDEROL	United States of America	Chemtura Corporation	Registered	76301630	09-Aug-2001	2707819	15-Apr-2003

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
ATTENDANT	United States of America	Chemtura Corporation	Pending	77/671655	17-Feb-2009
ATTENDANT	United States of America	Chemtura Corporation	Published	77/544049	11-Aug-2008
AXION	United States of America	Chemtura Corporation	Registered	78546531	12-Jan-2005	3,442,269	03-Jun-2008
BARIUM PETRONATE	United States of America	Chemtura Corporation	Registered	268492	30-Jun-1980	1188288	02-Feb-1982
BEAN GUARD	United States of America	Chemtura Corporation	Registered	74014200	26-Dec-1989	1640896	09-Apr-1991
BI-LARV	United States of America	Chemtura Corporation	Published	77006868	25-Sep-2006
BLENDEX	United States of America	Chemtura Corporation	Registered	72077900	17-Jul-1959	724952	12-Dec-1961
BROADSWORD	United States of America	Chemtura Corporation	Published	77506105	24-Jun-2008
CALCIUM PETRONATE	United States of America	Chemtura Corporation	Registered	454084	06-Apr-1973	984262	21-May-1974
CAYTUR	United States of America	Chemtura Corporation	Registered	243428	14-Apr-1966	820999	27-Dec-1966
CHEMTURA	United States of America	Chemtura Corporation	Published	78624868	06-May-2005
CHEMTURA AND DESIGN	United States of America	Chemtura Corporation	Published	78656421	22-Jun-2005
CROMPTON	United States of America	Chemtura Corporation	Registered	75/917235	14-Feb-2000	2843342	18-May-2004
DELAC	United States of America	Chemtura Corporation	Registered	71442080	29-Mar-1941	389108	22-Jul-1941
DEO-BASE (STYLIZED)	United States of America	Chemtura Corporation	Registered	331126	10-Oct-1932	300910	14-Feb-1933
DIAMOND	United States of America	Chemtura Corporation	Registered	76319561	28-Sep-2001	3407641	08-Apr-2008
DIMILIN	United States of America	Chemtura Corporation	Registered	0000122448	12-Apr-1977	1091663	23-May-1978

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
DRAPEX	United States of America	Chemtura Corporation	Registered	388181	02-Apr-1971	938406	25-Jul-1972
DURACAST	United States of America	Chemtura Corporation	Published	77571319	16-Sep-2008
DURAZONE	United States of America	Chemtura Corporation	Registered	75/138268	10-Jul-1996	2069836	10-Jun-1997
ENHANCE	United States of America	Chemtura Corporation	Pending	77489370	03-Jun-2008
ENHANCE	United States of America	Chemtura Corporation	Registered	443833	15-Sep-1983	1297311	25-Sep-1984
EVEREST	United States of America	Chemtura Corporation	Pending, ITU	77317832	31-Oct-2007
FINDING BETTER SOLUTIONS	United States of America	Chemtura Corporation	Registered	76975677	09-Feb-2001	2921370	25-Jan-2005
FIRESTORM	United States of America	Chemtura Corporation	Registered	78686504	05-Aug-2005	3262698	10-Jul-2007
FLEXZONE	United States of America	Chemtura Corporation	Registered	72056897	08-Aug-1958	0688940	01-Dec-1959
FLORAMITE	United States of America	Chemtura Corporation	Registered	75443383	02-Mar-1998	2512973	27-Nov-2001
FOMREZ	United States of America	Chemtura Corporation	Registered	013944	14-Aug-1956	651899	24-Sep-1957
FOMREZ	United States of America	Chemtura Corporation	Registered	72094539	06-Apr-1960	706829	08-Nov-1960
FOMREZ	United States of America	Chemtura Corporation	Registered	539857	28-May-1985	1374445	10-Dec-1985
GENOX	United States of America	Chemtura Corporation	Registered	78/148898	30-Jul-2002	2791181	09-Dec-2003
GERMATE	United States of America	Chemtura Corporation	Registered	74163223	03-May-1991	1736007	01-Dec-1992
GRAIN GUARD	United States of America	Chemtura Corporation	Registered	74118830	28-Nov-1990	1712864	08-Sep-1992
HI MOLY/CAPTAN	United States of America	Chemtura Corporation	Registered	73342516	21-Dec-1981	1258197	22-Nov-1983

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
HIVALLOY	United States of America	Chemtura Corporation	Registered	78/235267	08-Apr-2003	2844843	25-May-2004
HYBASE	United States of America	Chemtura Corporation	Registered	698339	16-Nov-1955	642468	12-Mar-1957
HYDROSLIP	United States of America	Chemtura Corporation	Registered	75/416944	12-Jan-1998	2376454	16-Aug-2000
INOVATE	United States of America	Chemtura Corporation	Pending, ITU	77002998	20-Sep-2006
INTERLOY	United States of America	Chemtura Corporation	Registered	78/235254	08-Apr-2003	2840271	11-May-2004
KERNEL GUARD	United States of America	Chemtura Corporation	Registered	73663032	26-May-1987	1516981	20-Dec-1988
KERNEL GUARD	United States of America	Chemtura Corporation	Registered	73621905	25-Sep-1986	1480304	15-Mar-1988
LIQUID MOLY	United States of America	Chemtura Corporation	Registered	73179300	24-Jul-1978	1132500	08-Apr-1980
LOBASE	United States of America	Chemtura Corporation	Registered	74/691750	21-Jun-1995	1996731	27-Aug-1996
MARK	United States of America	Chemtura Corporation	Registered	72164302	11-Mar-1963	780503	24-Nov-1964
MARK OBS	United States of America	Chemtura Corporation	Published	78630089	13-May-2005
MARKLEAR	United States of America	Chemtura Corporation	Registered	75/550689	10-Sep-1998	2380460	29-Aug-2000
MARKLUBE	United States of America	Chemtura Corporation	Registered	75550899	10-Sep-1998	2389163	26-Sep-2000
MARKSCREEN	United States of America	Chemtura Corporation	Registered	78257976	04-Jun-2003	2958151	31-May-2005
MARKSTAT	United States of America	Chemtura Corporation	Registered	389513	19-Apr-1971	939393	01-Aug-1972
MONEX	United States of America	Chemtura Corporation	Registered	075119365	14-Jun-1996	2055380	02-Apr-1997
NAUGALUBE	United States of America	Chemtura Corporation	Registered	248269	16-Jun-1966	835794	26-Sep-1967

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
NAUGARD	United States of America	Chemtura Corporation	Registered	243606	15-Apr-1966	822207	17-Jan-1967
NITRO-FIX	United States of America	Chemtura Corporation	Registered	73179537	24-Jul-1978	1120803	26-Jun-1979
OFF-SHOOT-T	United States of America	Chemtura Corporation	Registered	314855	19-Dec-1968	873293	22-Jul-1969
OXAF	United States of America	Chemtura Corporation	Registered	75/119364	14-Jun-1996	2055379	22-Apr-1997
PETROFLOTE (STYLIZED)	United States of America	Chemtura Corporation	Registered	656532	17-Nov-1953	595051	14-Sep-1954
PETRONATE (STYLIZED)	United States of America	Chemtura Corporation	Registered	71388853	12-Feb-1937	348440	27-Jul-1937
PLANTVAX	United States of America	Chemtura Corporation	Registered	72253371	29-Aug-1966	0837381	24-Oct-1967
PREVAIL	United States of America	Chemtura Corporation	Registered	74081178	23-Jul-1990	1677314	03-Mar-1992
PREVAMITE	United States of America	Chemtura Corporation	Published	77366160	08-Jan-2008
R in circle design	United States of America	Chemtura Corporation	Pending, ITU	77260263	21-Aug-2007
RANCONA	United States of America	Chemtura Corporation	Published	77589064	09-Oct-2008
REPRESS	United States of America	Chemtura Corporation	Published	77506115	24-Jun-2008
SEENOX	United States of America	Chemtura Corporation	Registered	291122	29-Dec-1980	1212045	12-Oct-1982
TEMPRANO	United States of America	Chemtura Corporation	Published	77366152	08-Jan-2008
TERRAGUARD	United States of America	Chemtura Corporation	Registered	604949	19-Jun-1986	1460567	13-Oct-1987
TERRAMASTER	United States of America	Chemtura Corporation	Registered	76051222	18-May-2000	2586245	25-Jun-2002
TERRAZOLE	United States of America	Chemtura Corporation	Registered	0000241505	21-Mar-1966	835756	26-Sep-1967

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
TRIPLE-NOCTIN	United States of America	Chemtura Corporation	Registered	72456069	30-Apr-1973	982426	23-Apr-1974
UBOB	United States of America	Chemtura Corporation	Registered	73205573	26-Feb-1979	1151356	21-Apr-1981
ULTRANOX	United States of America	Chemtura Corporation	Registered	73391087	28-Sep-1982	1417977	25-Nov-1986
VETO	United States of America	Chemtura Corporation	Registered	77297303	05-Oct-2007	3525377	28-Oct-2008
VITAFLO	United States of America	Chemtura Corporation	Pending	77284121	20-Sep-2007
VITAVAX	United States of America	Chemtura Corporation	Registered	253369	29-Aug-1966	862225	24-Dec-1968
VITICURE	United States of America	Chemtura Corporation	Published	77589504	09-Oct-2008
WESTON	United States of America	Chemtura Corporation	Registered	78/060496	26-Apr-2001	2702620	01-Apr-2003
WITCOBOND	United States of America	Chemtura Corporation	Registered	350018	29-Jan-1970	919631	07-Sep-1971
WITCOBOND	United States of America	Chemtura Corporation	Registered	403216	20-Sep-1971	951716	30-Jan-1973
WITCOLINK	United States of America	Chemtura Corporation	Registered	78827636	02-Mar-2006	3386667	19-Feb-2008
BLENDEX	Uruguay	Chemtura Corporation	Registered	100905	14-Feb-1964	362333	30-May-1995
CHEMTURA	Uruguay	Chemtura Corporation	Registered	366681	04-Nov-2005	366681	15-Sep-2006
CRUSADER	Uruguay	Chemtura Corporation	Registered	359639	18-Jan-2005	359639	02-Sep-2005
CRUSOE	Uruguay	Chemtura Corporation	Pending	368283	23-Jan-2006
DIMILIN	Uruguay	Chemtura Corporation	Registered	310550	12-Feb-1999	310550	08-May-1999
FAZOR	Uruguay	Chemtura Corporation	Registered	332664	12-Jul-2001	332664	28-Nov-2001

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
OMITE	Uruguay	Chemtura Corporation	Registered	334558	11-Oct-2001	334558	03-Dec-2001
VITAVAX	Uruguay	Chemtura Corporation	Registered	339783	16-Apr-2002	339783	15-May-2002
BLENDEX	Uzbekistan	Chemtura Corporation	Registered	3635	21-Mar-1989	2154	25-Nov-1994
CRUSOE	Uzbekistan	Chemtura Corporation	Registered	MGU20060064	01-Feb-2006	MGU 14716	24-Nov-2006
ULTRANOX	Uzbekistan	Chemtura Corporation	Registered	10880	24-Dec-1993	4197	27-May-1996
WESTON	Uzbekistan	Chemtura Corporation	Registered	9301045.3	24-Dec-1993	4196	27-May-1996
CHEMTURA	Venezuela	Chemtura Corporation	Registered	137042005	23-Jun-2005	269718	17-Apr-2006
CHEMTURA	Venezuela	Chemtura Corporation	Registered	137052005	23-Jun-2005	269719	17-Apr-2006
CHEMTURA	Venezuela	Chemtura Corporation	Registered	137062005	23-Jun-2005	269720	17-Apr-2006
CHEMTURA	Venezuela	Chemtura Corporation	Registered	137072005	23-Jun-2005	269721	17-Apr-2006
CHEMTURA	Venezuela	Chemtura Corporation	Registered	137082005	23-Jun-2005	269722	17-Apr-2006
CHEMTURA	Venezuela	Chemtura Corporation	Registered	130792005	23-Jun-2005	research1	17-Jul-2006
CROMPTON	Venezuela	Chemtura Corporation	Registered	1031-2005	25-Jan-2005	265905	11-Nov-2005
DIMILIN	Venezuela	Chemtura Corporation	Registered	3794-1979	04-Jun-1979	100485-F	27-Aug-1982
BI-LARV	Viet Nam	Chemtura Corporation	Registered	4-2006-11349	19-Jul-2006	83305	25-Jun-2007
OMITE	Viet Nam	Chemtura Corporation	Registered	4200511328	01-Sep-2005	86821	21-Aug-2007
BADGER	Zambia	Chemtura Corporation	Registered	748/2004	17-Nov-2004	7482004	17-Nov-2004

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
CHEMTURA	Zambia	Chemtura Corporation	Registered	A0001803	21-Jun-2005	876101	21-Jun-2005
CHEMTURA AND DESIGN	Zambia	Chemtura Corporation	Pending		01-Aug-2005
ENVIROMITE	Zambia	Chemtura Corporation	Pending	717/2008	28-Aug-2008
INGWE	Zambia	Chemtura Corporation	Registered	758/2004	22-Nov-2004	7582004	22-Nov-2004
ROYALKARE	Zambia	Chemtura Corporation	Published	7982006	19-Oct-2006
ROYALKOTE	Zambia	Chemtura Corporation	Published	7992006	19-Oct-2006
ROYALMARQ	Zambia	Chemtura Corporation	Published	8002006	19-Oct-2006
ROYALNEX	Zambia	Chemtura Corporation	Published	8012006	19-Oct-2006
CRUSOE	Zimbabwe	Chemtura Corporation	Registered	872006	26-Jan-2006	872006	26-Jan-2006
PROVAX	Zimbabwe	Chemtura Corporation	Registered	447/88	25-Jul-1988	447/88	28-Mar-1989
ROYALKARE	Zimbabwe	Chemtura Corporation	Published	128306	20-Oct-2006
ROYALKOTE	Zimbabwe	Chemtura Corporation	Published	128406	20-Oct-2006
ROYALMARQ	Zimbabwe	Chemtura Corporation	Published	125806	20-Oct-2006
ROYALNEX	Zimbabwe	Chemtura Corporation	Published	128606	20-Oct-2006
VIBRATHANE	Argentina	Chemtura USA Corporation(4)	Registered	0002030799	23-Apr-1996	2197898	28-Oct-1996
VIBRATHANE	Argentina	Chemtura USA Corporation	Registered	2030798	23-Apr-1996	2197848	28-Oct-1996

(4)  Company has confirmed that Chemtura Corporation is the beneficial owner of all trademarks currently held by Chemtura USA Corporation.

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
VIBRATHANE	Argentina	Chemtura USA Corporation	Registered	2030800	23-Apr-1996	2197896	28-Oct-1996
NAUGARD	Benelux	Chemtura USA Corporation	Registered	547224	17-Sep-1971	50943	21-Feb-1973
TERRAZOLE	Benelux	Chemtura USA Corporation	Registered	0000009188	06-Aug-1971	0000056039	06-Aug-1971
DIMILIN	Colombia	Chemtura USA Corporation	Registered	0151351	16-Apr-1975	88553	25-Oct-1976
B-NINE	Costa Rica	Chemtura USA Corporation	Registered	1991-3864	27-Aug-1991	95788	08-Aug-1996
VITAVAX	Costa Rica	Chemtura USA Corporation	Registered	1900-6689205	19-Jan-1984	66892	22-Sep-1986
ALAR	Finland	Chemtura USA Corporation	Registered		23-Aug-1965	48268	05-Aug-1966
TERRAZOLE	Germany	Chemtura USA Corporation	Registered	O5695	10-Oct-1966	834873	07-Jul-1967
ALANAP	Greece	Chemtura USA Corporation	Registered	78243	11-Oct-1984	78243	15-Jun-1990
ALLEGIANCE	Greece	Chemtura USA Corporation	Registered	141623	01-Sep-1999	141623	19-Jun-2001
FAZOR	Greece	Chemtura USA Corporation	Registered	75338	12-Aug-1983	75338	17-May-1985
NEMAREX	Greece	Chemtura USA Corporation	Registered	146032	08-Feb-2001	146032	17-Jul-2002
PLANTVAX	Greece	Chemtura USA Corporation	Registered	49166	03-Oct-1972	49166	17-Oct-1973
PLANTVAX (IN GREEK)	Greece	Chemtura USA Corporation	Registered	114638	14-Jun-1993	114638	17-May-1996
POLYBOND	Greece	Chemtura USA Corporation	Registered	108368	31-Mar-1992	108368	17-Apr-1995
POLYLOC	Greece	Chemtura USA Corporation	Registered	146772	26-Jul-2001	146772	17-Dec-2002
ROYALFLO	Greece	Chemtura USA Corporation	Registered	120723	31-Aug-1994	120723	17-Sep-1997

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
ADIPRENE	Indonesia	Chemtura USA Corporation	Published	D002006037064	14-Nov-2006
VIBRATHANE	Ireland	Chemtura USA Corporation	Registered		12-Oct-1971	79426	07-Feb-1974
VIBRATHANE	Ireland	Chemtura USA Corporation	Registered		14-Oct-1971	79427	07-Feb-1974
NAUGARD	Italy	Chemtura USA Corporation	Registered	096C002817	23-Oct-1996	754205	20-Aug-1998
OMITE	Malaysia	Chemtura USA Corporation	Registered	M060546	01-Sep-1972	60546	01-Sep-1972
ACRAMITE	Norway	Chemtura USA Corporation	Registered	200101817	07-Feb-2001	210103	23-Aug-2001
ADIPRENE	Norway	Chemtura USA Corporation	Registered		18-May-1954	45139	04-Nov-1954
ALAR	Norway	Chemtura USA Corporation	Registered	86122	05-Jul-1965	79349	05-Nov-1969
CASORON	Norway	Chemtura USA Corporation	Registered	70077	07-Jun-1960	56000	08-Sep-1960
DIMILIN	Norway	Chemtura USA Corporation	Registered	791331	10-May-1979	108082	15-Apr-1981
POLYBOND	Norway	Chemtura USA Corporation	Registered	921137	06-Mar-1992	169712	05-Nov-1995
RIBBON FLOW	Norway	Chemtura USA Corporation	Registered	935396	05-Nov-1993	175373	18-Jul-1996
VIBRABOND	Norway	Chemtura USA Corporation	Registered	811895	14-Jul-1981	115045	08-Dec-1983
VIBRASPRAY	Norway	Chemtura USA Corporation	Registered	811895	14-Jul-1981	115046	08-Dec-1983
VITAVAX	Norway	Chemtura USA Corporation	Registered	92993	05-Jun-1967	74797	18-Jul-1968
COMITE	Peru	Chemtura USA Corporation	Registered	0010172/96	09-May-1996	0000029395	20-Sep-1996
FUERA	Peru	Chemtura USA Corporation	Registered			30103	16-Oct-1996

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
FUERA	Peru	Chemtura USA Corporation	Registered			30104	16-Oct-1996
VITAVAX	Peru	Chemtura USA Corporation	Registered	93146	01-Aug-1985	61980	03-Jul-1986
DIMILIN	Poland	Chemtura USA Corporation	Registered	0000Z76088	06-Jan-1977	R55284	06-Jan-1977
ACRAMITE	Portugal	Chemtura USA Corporation	Registered	353361	07-Feb-2001	353361	26-Nov-2001
FLORAMITE	Portugal	Chemtura USA Corporation	Registered	353362	07-Feb-2001	353362	26-Nov-2001
VIBRATHANE	United Kingdom	Chemtura USA Corporation	Registered	981842	14-Oct-1971	981842	14-Oct-1971
VIBRATHANE	United Kingdom	Chemtura USA Corporation	Registered	981843	14-Oct-1971	981843	14-Oct-1971
VITAVAX	United Kingdom	Chemtura USA Corporation	Registered	977158	02-Jul-1971	977158	02-Jul-1971
LINTPLUS	United States of America	Chemtura USA Corporation	Registered	075/749039	14-Jun-1999	2451966	15-May-2001
MICROMITE	United States of America	Chemtura USA Corporation	Registered	0000561013	30-Sep-1985	1409149	16-Sep-1986
NAUGEX	United States of America	Chemtura USA Corporation	Registered	0000559838	23-Sep-1985	1395444	03-Jun-1986
OMITE	United States of America	Chemtura USA Corporation	Registered	0000194086	23-May-1964	0000811553	26-Jul-1966
ROYALCAST	United States of America	Chemtura USA Corporation	Registered	73574346	19-Dec-1985	1406366	26-Aug-1986
TIMONOX	India	Cookson Industrial (5) Materials Ltd.	Registered	138689	09-May-1949	138689	09-May-1949
TIMONOX	India	Cookson Industrial Materials Ltd.	Registered	138690	09-May-1949	138690	09-May-1949

(5) Company has confirmed that Chemtura Corporation is the beneficial owner of all trademarks currently held by Cookson Industrial Materials Ltd.

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
BIOGUARD & 2-Wave Swimmer Logo (Horizontal)	European Community	CPC Bayrol Limited(6)	Registered	940940	25-Sep-1998	940940	16-Jul-2001
ANDEROL	Australia	Creanova Inc.(7)	Registered	211977	25-Jul-1967	A211977	25-Jul-1967
ANDEROL	Australia	Creanova Inc.	Registered	211978	25-Jul-1967	A211978	25-Jul-1967
CK CROMPTON & KNOWLES CORPORATION	Italy	Crompton & Knowles Corp.(8)	Registered	092C003999	30-Oct-1992	00644604	02-Mar-1995
ALANAP	Canada	Crompton Co./Cie.(9)	Registered	0000227925	08-Dec-1954	0000100818	17-Jun-1955
ANCHOR	Canada	Crompton Co./Cie.	Registered	0000521840	14-May-1984	TMA304781	12-Jul-1985
ARANOX	Canada	Crompton Co./Cie.	Registered	0000241243	29-Jun-1957	0000109134	17-Jan-1958
ARREST	Canada	Crompton Co./Cie.	Registered	0000648399	09-Jan-1990	388634	06-Sep-1991
BLE	Canada	Crompton Co./Cie.	Registered	598710	12-Jan-1988	352537	03-Mar-1989
B-NINE	Canada	Crompton Co./Cie.	Registered	0000278438	22-Oct-1963	0000137088	28-Aug-1964
BUTAZATE	Canada	Crompton Co./Cie.	Registered	0000255148	04-Feb-1960	119265	26-Aug-1960
BXA	Canada	Crompton Co./Cie.	Registered	0000325245	20-Aug-1969	0000169905	03-Jul-1970
CATAPULT	Canada	Crompton Co./Cie.	Registered	460104	15-Oct-1980	264278	13-Nov-1981
CEREVAX	Canada	Crompton Co./Cie.	Registered	0000621772	23-Dec-1988	362503	03-Nov-1989

(6) Company has confirmed that Chemtura Corporation is the beneficial owner of all trademarks currently held by CPC Bayrol Limited.

(7) Company has confirmed that Chemtura Corporation is the beneficial owner of all trademarks currently held by Creanova Inc.

(8) Company has confirmed that Chemtura Corporation is the beneficial owner of all trademarks currently held by Crompton & Knowles Corp..

(9) Company has confirmed that Chemtura Corporation is the beneficial owner of all trademarks currently held by Crompton Co./Cie..

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
CEREVAX EXTRA	Canada	Crompton Co./Cie.	Registered	0000621773	23-Dec-1988	362504	03-Nov-1989
CLOAK	Canada	Crompton Co./Cie.	Registered	0000460673	29-Oct-1980	TMA264283	13-Nov-1981
CROWN	Canada	Crompton Co./Cie.	Registered	0000545693	05-Jul-1985	TMA317212	08-Aug-1986
DEVICE (HEAD OF GRAIN)	Canada	Crompton Co./Cie.	Registered	418963	16-Dec-1977	TMA241299	14-Mar-1980
DYNASEAL	Canada	Crompton Co./Cie.	Registered	0000834551	24-Jan-1997	TMA489482	06-Feb-1998
GOLDEN APPLE AWARD	Canada	Crompton Co./Cie.	Registered	0000566616	24-Jul-1986	TMA349766	06-Jan-1989
METHAZATE	Canada	Crompton Co./Cie.	Registered	0000241425	29-May-1957	0000109136	17-Jan-1958
MICROMITE	Canada	Crompton Co./Cie.	Registered	0000443978	05-Sep-1979	0000253005	21-Nov-1980
MONEX	Canada	Crompton Co./Cie.	Registered	131709	30-Aug-1927	TMDA42224	30-Aug-1927
NAUGALUBE	Canada	Crompton Co./Cie.	Registered	0000319535	04-Feb-1969	0000166518	28-Nov-1969
NAUGARD	Canada	Crompton Co./Cie.	Registered	0000319586	06-Feb-1969	0000166519	28-Nov-1969
NAUGATUCK	Canada	Crompton Co./Cie.	Registered	0000320392	05-Mar-1969	0000166534	28-Nov-1969
NAUGAWHITE	Canada	Crompton Co./Cie.	Registered	0000249290	04-Feb-1959	115185	04-Sep-1959
OCTAMINE	Canada	Crompton Co./Cie.	Registered	0000211912	06-Jul-1951	0152/38904	06-Jul-1951
OMITE	Canada	Crompton Co./Cie.	Registered	0000316284	21-Sep-1968	0000163676	04-Jul-1969
PLANTVAX	Canada	Crompton Co./Cie.	Registered	0000305748	16-Jun-1967	0000156476	19-Apr-1968
POLYGARD	Canada	Crompton Co./Cie.	Registered	0000241426	29-Jun-1957	0000109203	24-Jan-1958

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
PROCURE	Canada	Crompton Co./Cie.	Registered	535354	24-Jan-1985	316785	01-Aug-1986
PRO-GRO	Canada	Crompton Co./Cie.	Registered	339756	27-Jan-1971	181264	11-Feb-1972
ROYAL MH-30	Canada	Crompton Co./Cie.	Registered	0000464433	26-Jan-1981	267896	02-Apr-1982
ROYALAC	Canada	Crompton Co./Cie.	Registered	0000326175	25-Sep-1969	0000171002	04-Sep-1970
ROYALBOND	Canada	Crompton Co./Cie.	Registered	0000876410	27-Apr-1998	0TMA514241	11-Aug-1999
ROYALCAST	Canada	Crompton Co./Cie.	Registered	0000570727	10-Oct-1986	0000333015	16-Oct-1987
SELAZATE	Canada	Crompton Co./Cie.	Registered	598709	12-Jan-1988	352536	03-Mar-1989
THIOSTOP-N	Canada	Crompton Co./Cie.	Registered	0000227920	08-Dec-1954	0000100819	17-Jun-1955
TUEX	Canada	Crompton Co./Cie.	Registered	0000241424	29-Jun-1957	0000109135	17-Jan-1958
VIBRABOND	Canada	Crompton Co./Cie.	Registered	0000446789	15-Nov-1979	0000251544	10-Oct-1980
VIBRAPAIR	Canada	Crompton Co./Cie.	Registered	0000421666	02-Mar-1978	0000274286	26-Nov-1982
VIBRATHANE	Canada	Crompton Co./Cie.	Registered	0000241987	15-Aug-1957	0000109460	21-Feb-1958
VITAFLO	Canada	Crompton Co./Cie.	Registered	0000339739	26-Jan-1971	TMA181263	11-Feb-1972
VITAVAX	Canada	Crompton Co./Cie.	Registered	0000307294	26-Aug-1967	TMA160087	20-Dec-1968
VITAVAX SINGLE	Canada	Crompton Co./Cie.	Registered	0000543101	05-Jun-1985	0000325152	27-Mar-1987

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
DEVICE (HEAD OF GRAIN)	United States of America	Crompton Co./Cie.	Registered	78369867	18-Feb-2004	3019779	29-Nov-2005
BLENDEX	Argentina	Crompton Corporation(10)	Registered			1652027	21-Oct-1966
CHEMTURA	Argentina	Crompton Corporation	Pending	2600837	01-Jul-2005
CHEMTURA	Argentina	Crompton Corporation	Pending	2600839	01-Jul-2005
CROMPTON	Argentina	Crompton Corporation	Registered	2386109	15-Aug-2002	1930575	05-Jun-2003
CROMPTON	Argentina	Crompton Corporation	Registered	2386110	15-Aug-2002	1930576	05-Jun-2003
CROMPTON	Argentina	Crompton Corporation	Registered	2386112	15-Aug-2002	1930578	05-Jun-2003
INTERLOY	Argentina	Crompton Corporation	Registered	2434750	03-Jun-2003	1994509	07-Oct-2004
RANGO	Argentina	Crompton Corporation	Registered	1736296	06-Apr-1990	1627694	04-Mar-1997
WESTON	Argentina	Crompton Corporation	Registered		29-May-1984	2212231	03-Dec-1986
CHEMTURA	Australia	Crompton Corporation	Registered	A0001803	21-Jun-2005	1102475	10-Jul-2006
DRAPEX	Bangladesh	Crompton Corporation	Registered	16060	20-Aug-1980	16060	23-Dec-1984
CASTOMER	Benelux	Crompton Corporation	Registered	633485	21-Nov-1979	364381	21-Nov-1979
CRUSADER	Brazil	Crompton Corporation	Registered	827059310	11-Nov-2004	827059310	11-Sep-2007
HIVALLOY	Brazil	Crompton Corporation	Registered	816092710	05-Mar-1991	816092710	03-Nov-1992
HYBASE	Brazil	Crompton Corporation	Registered	30921	21-Sep-1961	03538087	19-Apr-1967

(10) Company has confirmed that Chemtura Corporation is the beneficial owner of all trademarks currently held by Crompton Corporation.

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
MARK OBS	Brazil	Crompton Corporation	Published	827543948	29-Jun-2005
PANAREX	Brazil	Crompton Corporation	Published	827279213	30-Mar-2005
PROGARD	Brazil	Crompton Corporation	Pending	827313608	07-Apr-2005
TAPAK	Brazil	Crompton Corporation	Published	827044151	29-Dec-2004
VITABACTER	Brazil	Crompton Corporation	Registered	826876765	06-Sep-2004	826876765	11-Sep-2007
VITABACTER PLUS	Brazil	Crompton Corporation	Published	827528426	22-Jun-2005
VITAPACK MICRO	Brazil	Crompton Corporation	Published	827528442	22-Jun-2005
VORATE	Brazil	Crompton Corporation	Registered	827054173	08-Nov-2004	827054173	11-Sep-2007
RELOADED	Canada	Crompton Corporation	Published	1195997	06-Nov-2003
CROMPTON	Chile	Crompton Corporation	Registered	674059	20-Jan-2005	727796	17-Jun-2005
VITAVAX	Chile	Crompton Corporation	Registered	707062	13-Oct-2005	750202	09-Feb-2006
AXION	China (Peoples Republic)	Crompton Corporation	Published		25-Feb-2005
CHEMTURA	Colombia	Crompton Corporation	Registered	05066735	07-Jul-2005	312862	27-Feb-2006
CHEMTURA	Colombia	Crompton Corporation	Registered	05066746	07-Jul-2005	312903	03-Mar-2006
CHEMTURA	Colombia	Crompton Corporation	Registered	05066736	07-Jul-2005	312864	27-Feb-2006
CHEMTURA	Colombia	Crompton Corporation	Registered	05066740	07-Jul-2005	312868	27-Feb-2006
CHEMTURA	Colombia	Crompton Corporation	Registered	05066742	07-Jul-2005	312869	27-Feb-2006

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
CHEMTURA	Colombia	Crompton Corporation	Registered	05066743	07-Jul-2005	312870	27-Feb-2006
CHEMTURA	Colombia	Crompton Corporation	Registered	05066738	07-Jul-2005	312866	27-Feb-2006
CHEMTURA	Colombia	Crompton Corporation	Registered	05066748	07-Jul-2005	312872	27-Feb-2006
CROMPTON	Colombia	Crompton Corporation	Registered	02106725	25-Nov-2002	278769	18-Dec-2003
CROMPTON	Colombia	Crompton Corporation	Registered	02105302	20-Nov-2002	278766	18-Dec-2003
CROMPTON	Colombia	Crompton Corporation	Registered	02105301	20-Nov-2002	278765	18-Dec-2003
CROMPTON	Colombia	Crompton Corporation	Registered	02105303	20-Nov-2002	278767	18-Dec-2003
CROMPTON	Colombia	Crompton Corporation	Registered	02105297	20-Nov-2002	278764	18-Dec-2003
INTERLOY	Colombia	Crompton Corporation	Registered	03046541	03-Jun-2003	284102	31-May-2004
MARK OBS	Colombia	Crompton Corporation	Registered	0568803	13-Jul-2005	312873	27-Feb-2006
PANAREX	Colombia	Crompton Corporation	Registered	0533727	12-Apr-2005	320507	28-Jul-2006
ADIPRENE EXTREME	Malaysia	Crompton Corporation	Registered	2004/09344	08-Jul-2004	04009344	08-Jul-2004
DRAPEX	Nigeria	Crompton Corporation	Registered	36798/80/4	03-Apr-1980	36798	24-May-1988
MARK	Nigeria	Crompton Corporation	Registered	36797/80/4	04-Apr-1980	36797	04-Apr-1987
ISOFOAM	South Africa	Crompton Corporation	Registered		22-Nov-1979	79/6254	22-Nov-1979
DRAPEX	Sri Lanka	Crompton Corporation	Registered	41206	24-Apr-1980	41206	24-May-1988
BADGER	Tanzania	Crompton Corporation	Registered	002015	24-Nov-2004	30827	16-Nov-2004

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
INGWE	Tanzania	Crompton Corporation	Registered	002040	23-Nov-2004	30932	23-Nov-2004
CYCLORYL	United Kingdom	Crompton Corporation	Registered	715943	19-Mar-1953	715943	19-Mar-1953
CHEMTURA	Venezuela	Crompton Corporation	Registered	137102005	23-Jun-2005	research2	17-Apr-2006
CHEMTURA	Venezuela	Crompton Corporation	Registered	137112005	23-Jun-2005	research3	17-Jul-2006
CROMPTON	Venezuela	Crompton Corporation	Registered	1033-2005	24-Jan-2005	P265906	11-Nov-2005
HIVALLOY	Venezuela	Crompton Corporation	Registered	17431-1990	15-Oct-1990	160290	10-Jun-1994
INTERLOY	Venezuela	Crompton Corporation	Registered	70132003	30-May-2003	261901	26-Sep-2005
WESTON	Venezuela	Crompton Corporation	Registered	1943-1984	08-Jun-1984	124083-F	19-May-1986
BADGER	Zimbabwe	Crompton Corporation	Registered	92904	12-Nov-2004	92904	12-Nov-2004
ACRAMITE	Ecuador	Crompton Manufacturing Company, Inc.(11)	Registered	0000105420	28-Jun-2000	10643	15-Feb-2001
FLORAMITE	Ecuador	Crompton Manufacturing Company, Inc.	Registered	0000105421	28-Jun-2000	10644	15-Feb-2001
FLUPRO	Ecuador	Crompton Manufacturing Company, Inc.	Registered	0000111602	23-Feb-2001	16091	20-Mar-2002
MICROMITE	Ecuador	Crompton Manufacturing Company, Inc.	Registered	102037	17-Feb-2000	6432	14-Sep-2000

(11) Company has confirmed that Chemtura Corporation is the beneficial owner of all trademarks currently held by Crompton Manufacturing Company, Inc..

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
PANTERA	Ecuador	Crompton Manufacturing Company, Inc.	Registered	96492	16-Jun-1999	3444	26-Jun-2000
TEDION V18	Ecuador	Crompton Manufacturing Company, Inc.	Registered		13-Apr-1960	343	14-Aug-1961
ALAR	Indonesia	Crompton Manufacturing Company, Inc.	Registered	0D97 22702	16-Oct-1997	410475	20-Apr-1998
BI-LARV	Indonesia	Crompton Manufacturing Company, Inc.	Registered	409120	04-Jan-1990	502308	14-May-2002
DIMILIN	Indonesia	Crompton Manufacturing Company, Inc.	Registered	9616108	01-Aug-1996	365891	30-Aug-1996
DURAZONE	Indonesia	Crompton Manufacturing Company, Inc.	Registered	101-976	28-Jan-1992	323352	20-Aug-1996
OMITE	Indonesia	Crompton Manufacturing Company, Inc.	Registered	00D9615725	29-Jul-1996	391431	19-Sep-1997
PANTERA	Indonesia	Crompton Manufacturing Company, Inc.	Registered	0009811465	02-Jul-1998	445889	23-May-2000
VITAVAX	Indonesia	Crompton Manufacturing Company, Inc.	Registered	8373	27-Apr-2000	450462	07-Nov-2000
REOFLAM	Brazil	FMC Corporation(12)	Registered	810995204		810995204	31-Jan-1994
REOFOS	Brazil	FMC Corporation	Registered	7046758		7046758	10-Jan-1980
REOMOL	Brazil	FMC Corporation	Registered	816659370		816659370	27-Nov-1994

(12) Company has confirmed that Chemtura Corporation is the beneficial owner of all trademarks currently held by FMC Corporation.

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
PLIABRAC with Chinese characters	China (Peoples Republic)	FMC Corporation	Registered	9900022330	10-Mar-1999	1425095	28-Jul-2000
PLIABRAC	Czech Republic	FMC Corporation	Registered	43688	31-Oct-1969	159925	31-Oct-1969
REOFOS	Hong Kong	FMC Corporation	Registered	413088	11-Jul-1988	641990	09-Jan-1990
REOFOS	Poland	FMC Corporation	Registered		29-Jul-1969	48,456	29-Jul-1969
REOPLEX	Russian Federation	FMC Corporation	Registered	63380	01-Nov-1972	46,768	08-Aug-1973
REOMOL	United Kingdom	FMC Corporation	Registered	609522	28-Oct-1939	609522	28-Feb-1940
GENOX	Brazil	GE Specialties, Inc.(13)	Published	824849663	05-Aug-2002
ULTRANOX	Brazil	GE Specialties, Inc.	Registered		27-Jun-1985	812054067	23-Dec-1986
ULTRANOX	Colombia	GE Specialties, Inc.	Registered		11-Aug-1992	144795	31-Dec-1993
ULTRANOX	India	GE Specialties, Inc.	Registered	574595	03-Jun-1992	574595	14-May-1999
ULTRANOX	Indonesia	GE Specialties, Inc.	Registered	195749477	03-Nov-2001	514363	14-Aug-2002
BLENDEX	Macedonia	GE Specialties, Inc.	Registered	PZ54995	11-Jul-1995	04727	02-Apr-1997
WESTON	Malaysia	GE Specialties, Inc.	Registered	200210551	27-Aug-2002	02010551	05-Apr-2008
WESTON CHEMICAL	Germany	GE Specialty Chemicals, Inc.(14)	Registered		29-Jun-1971	1051409	25-Jul-1983
WESTON CHEMICAL	Germany	GE Specialty Chemicals, Inc.	Registered		12-Sep-1990	DD650491	06-Apr-1992
BLENDEX (IN CHINESE AND ENGLISH)	Hong Kong	GE Specialty Chemicals, Inc.	Registered		03-Nov-1967	GE Specialty Chemicals, Inc.	17-Apr-1968

(13) Company has confirmed that Chemtura Corporation is the beneficial owner of all trademarks currently held by GE Specialties, Inc.

(14) Company has confirmed that Chemtura Corporation is the beneficial owner of all trademarks currently held by GE Specialties Chemicals, Inc.

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
BLENDEX (IN CHINESE AND JAPANESE CHARACTERS)	Taiwan	GE Specialty Chemicals, Inc.	Registered		12-Jul-1967	30297	01-May-1968
BLENDEX (IN CHINESE CHARACTERS)	Taiwan	GE Specialty Chemicals, Inc.	Registered		06-Oct-1967	31121	01-Jul-1968
THERMOGUARD	Australia	GLCC Laurel, LLC	Registered	169091	06-Sep-1961	169091	06-Sep-1961
TIMONOX	Australia	GLCC Laurel, LLC	Registered	179639	09-Apr-1963	179639	09-Apr-1973
TIMONOX	Australia	GLCC Laurel, LLC	Registered	179640	09-Apr-1963	179,640	09-Apr-1973
TIMONOX	Benelux	GLCC Laurel, LLC	Registered	739561	08-Jan-1990	474725	28-Oct-1999
TIMONOX	Canada	GLCC Laurel, LLC	Registered	104810	27-Jul-1921	TMDA28854	27-Jul-1921
TIMONOX	Denmark	GLCC Laurel, LLC	Registered	14791919	22-Dec-1919	VR1920277	13-Mar-1920
TIMONOX	Finland	GLCC Laurel, LLC	Registered	195902097	06-Aug-1959	36200	27-Jan-1961
THERMOGUARD	France	GLCC Laurel, LLC	Registered	960184	11-Oct-1988	1493245	11-Oct-1988
TIMONOX	France	GLCC Laurel, LLC	Registered	852735	27-Apr-1987	1522697	27-Apr-1987
TIMONOX	Germany	GLCC Laurel, LLC	Registered	A17956WZ	27-Nov-1951	633213	28-Jan-1953
TIMONOX	Hong Kong	GLCC Laurel, LLC	Registered	16122	17-Feb-1922	19920161	17-Feb-1922
TIMONOX	Ireland	GLCC Laurel, LLC	Registered	43334	18-Jun-1918	43334	18-Jun-1918
TIMONOX	Ireland	GLCC Laurel, LLC	Registered	43335	18-Jun-1918	43335	18-Jun-1919
THERMOGUARD	Japan	GLCC Laurel, LLC	Registered	H06020849	04-Mar-1994	4039779	08-Aug-1997

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
TIMONOX	Japan	GLCC Laurel, LLC	Registered	49110860	19-Aug-1974	1343520	25-Aug-1978
TIMONOX	Malaysia	GLCC Laurel, LLC	Registered	20951	03-Mar-1952	20951	03-Mar-1952
THERMOGUARD	New Zealand	GLCC Laurel, LLC	Registered	69526	21-Sep-1961	69526	18-Dec-1963
TIMONOX	New Zealand	GLCC Laurel, LLC	Registered	73023	17-Apr-1963	73023	27-Feb-1964
TIMONOX	New Zealand	GLCC Laurel, LLC	Registered	73024	17-Apr-1963	73024	27-Feb-1964
TIMONOX	Norway	GLCC Laurel, LLC	Registered		06-Jul-1959	54159	06-Jul-1959
TIMONOX	Singapore	GLCC Laurel, LLC	Registered	13112	13-Nov-1950	T5013112Z	13-Nov-1950
TIMONOX	South Africa	GLCC Laurel, LLC	Registered	664821	29-Nov-1966	664821	29-Nov-1966
TIMONOX	South Africa	GLCC Laurel, LLC	Registered	664820	29-Nov-1966	664820	29-Nov-1966
TIMONOX	Sweden	GLCC Laurel, LLC	Registered	196903316	15-Jul-1969	128918	24-Oct-1969
TIMONOX (Stylized)	Sweden	GLCC Laurel, LLC	Registered	28116	21-Dec-1923	28116	05-Feb-1924
TIMONOX	Switzerland	GLCC Laurel, LLC	Registered	231388	07-Apr-1948	362222	07-Apr-1948
TIMONOX	United Kingdom	GLCC Laurel, LLC	Registered	426826	06-Jun-1922	426826	06-Jun-1922
TIMONOX	United Kingdom	GLCC Laurel, LLC	Registered	392424	18-Jun-1919	392424	18-Jun-1919
TIMONOX (Stylized)	United Kingdom	GLCC Laurel, LLC	Registered	744135	06-Jul-1955	744135	06-Jul-1955
TRUTINT	United Kingdom	GLCC Laurel, LLC	Registered	1175618	25-May-1982	1175618	11-Jan-1986
AZUB	United States of America	GLCC Laurel, LLC	Registered	75/226,800	16-Jan-1997	2390129	26-Sep-2000

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
MICROFINE	United States of America	GLCC Laurel, LLC	Registered	73626013	20-Oct-1986	1471098	05-Jan-1988
ONGARD	United States of America	GLCC Laurel, LLC	Registered	73041005	06-Jan-1975	1063613	19-Apr-1977
PYROBLOC	United States of America	GLCC Laurel, LLC	Registered	73433151	05-Jul-1983	1413846	21-Oct-1986
SMOKEBLOC	United States of America	GLCC Laurel, LLC	Registered	73466286	21-Feb-1984	1310630	25-Dec-1984
THERMOGUARD	United States of America	GLCC Laurel, LLC	Registered	73521412	08-Feb-1985	1359955	17-Sep-1985
TIMONOX	United States of America	GLCC Laurel, LLC	Registered	78505847	26-Oct-2004	3092434	16-May-2006
TMS	United States of America	GLCC Laurel, LLC	Registered	74109566	26-Oct-1990	1679994	24-Mar-1992
TRUTINT	United States of America	GLCC Laurel, LLC	Registered	73332836	16-Oct-1981	1228023	22-Feb-1983
TIMONOX	Pakistan	GLCC Technologies, Inc.(15)	Registered	5135	30-Apr-1949	5135	30-Apr-1949
TIMONOX	Pakistan	GLCC Technologies, Inc.	Registered	5136	30-Apr-1949	5136	30-Apr-1949
TIMONOX	Portugal	GLCC Technologies, Inc.	Registered	149364	04-Jun-1968	149364	05-Nov-1969
ANZON	United Kingdom	GLCC Technologies, Inc.	Registered	1159728	19-Aug-1981	1159728	19-Aug-1981
AZ & Design	United Kingdom	GLCC Technologies, Inc.	Registered	1079766	15-Jun-1977	1079766	15-Jun-1977
FIREMASTER	Argentina	Great Lakes Chemical Corporation	Registered	2367956	04-Mar-2002	1915987	28-Feb-2003
FYREBLOC	Argentina	Great Lakes Chemical Corporation	Registered	2490724	23-Jan-2004	2047762	17-Oct-2005

(15) Company has confirmed that Chemtura Corporation is the beneficial owner of all trademarks currently held by GLCC Technologies, Inc.

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
NDB	Argentina	Great Lakes Chemical Corporation	Registered	2361389	10-Dec-2001	1910835	16-Jan-2003
PBS-64	Argentina	Great Lakes Chemical Corporation	Registered	2300485	03-Aug-2000	1858472	17-Jan-2002
BLOOMGARD	Australia	Great Lakes Chemical Corporation	Registered	844801	02-Aug-2000	844801	02-Aug-2000
NDB	Austria	Great Lakes Chemical Corporation	Registered	2493385	07-Dec-2001	2493385	07-Dec-2003
NDB	Benelux	Great Lakes Chemical Corporation	Registered	2493385	07-Dec-2001	2493385	07-Dec-2003
AGRIBROM	Brazil	Great Lakes Chemical Corporation	Registered	814020593	31-Dec-1987	814020593	21-Aug-1990
NDB	Bulgaria	Great Lakes Chemical Corporation	Registered	57477	11-Dec-2001	44917	28-May-2003
DURAD	Canada	Great Lakes Chemical Corporation	Registered	488712	22-Jun-1982	TMA301615	04-Apr-1985
FIREMASTER	Canada	Great Lakes Chemical Corporation	Registered	1130248	05-Feb-2002	TMA607987	19-Apr-2004
FYREBLOC	Canada	Great Lakes Chemical Corporation	Registered	1205027	22-Jan-2004	TMA721699	21-Aug-2008
GEOBROM	Canada	Great Lakes Chemical Corporation	Registered	623053	11-Jan-1989	TMA393010	24-Jan-1992

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
LIQUIBROM	Canada	Great Lakes Chemical Corporation	Registered	716943	16-Nov-1992	TMA461128	16-Aug-1996
METH-O-GAS	Canada	Great Lakes Chemical Corporation	Registered	376635	02-Jul-1974	TMA206833	02-May-1975
NDB	Canada	Great Lakes Chemical Corporation	Registered	1124475	06-Dec-2001	TMA592274	15-Oct-2003
REOFLAM	Canada	Great Lakes Chemical Corporation	Registered	494304	02-Nov-1982	TMA290670	04-May-1984
REOFOS	Canada	Great Lakes Chemical Corporation	Registered	512211	10-Nov-1983	TMA295786	05-Oct-1984
REOGARD	Canada	Great Lakes Chemical Corporation	Registered	1132659	28-Feb-2002	604440	08-Mar-2004
REOLUBE	Canada	Great Lakes Chemical Corporation	Registered	339687	25-Jan-1971	TMA181618	03-Mar-1972
REOMOL	Canada	Great Lakes Chemical Corporation	Registered	512210	10-Nov-1983	299198	18-Jan-1985
REOPLEX	Canada	Great Lakes Chemical Corporation	Registered	512212	10-Nov-1983	TMA 294572	31-Aug-1984
TERR-O-GAS	Canada	Great Lakes Chemical Corporation	Registered	519743	03-Apr-1984	TMA299598	01-Feb-1985
VECAP and Design	Canada	Great Lakes Chemical Corporation	Pending	1355783	16-Jul-2007

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
FIREMASTER	Chile	Great Lakes Chemical Corporation	Registered	563114	28-Mar-2002	672419	02-Sep-2003
FYREBLOC	Chile	Great Lakes Chemical Corporation	Registered	635250	23-Jan-2004	702833	08-Sep-2004
NDB	Chile	Great Lakes Chemical Corporation	Registered	552414	11-Dec-2001	658239	19-Feb-2003
BLOOMGARD	China (Peoples Republic)	Great Lakes Chemical Corporation	Registered	200116225	21-Jan-2002	1700004	21-Jan-2002
FIREMASTER	China (Peoples Republic)	Great Lakes Chemical Corporation	Registered	3092669	07-Feb-2002	3092669	21-May-2003
GEOBROM	China (Peoples Republic)	Great Lakes Chemical Corporation	Registered	2000029388	15-Mar-2000	1628104	07-Sep-2001
NDB	China (Peoples Republic)	Great Lakes Chemical Corporation	Registered	3036762	11-Dec-2001	3036762	28-Mar-2003
VECAP and Design	China (Peoples Republic)	Great Lakes Chemical Corporation	Pending		09-Jul-2007
FIREMASTER	Colombia	Great Lakes Chemical Corporation	Registered	218107	27-Feb-2002	257317	30-Oct-2002
FYREBLOC	Colombia	Great Lakes Chemical Corporation	Registered	4005077	23-Jan-2004	288524	29-Oct-2004
NDB	Colombia	Great Lakes Chemical Corporation	Registered	1105515	10-Dec-2001	265247	30-Jan-2003

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
NDB	Cyprus, Republic of	Great Lakes Chemical Corporation	Registered	2493385	07-Dec-2001	2493385	07-Dec-2003
NDB	Czech Republic	Great Lakes Chemical Corporation	Registered	174635	11-Dec-2001	250810
AGRIBROM	Denmark	Great Lakes Chemical Corporation	Registered	8645-1987	23-Dec-1987	795-1990	16-Feb-1990
NDB	Denmark	Great Lakes Chemical Corporation	Registered	2493385	07-Dec-2001	2493385	07-Dec-2003
NDB	Ecuador	Great Lakes Chemical Corporation	Registered	119574	07-Dec-2001	19036	09-Aug-2002
NDB	Estonia	Great Lakes Chemical Corporation	Registered	2493385	07-Dec-2001	2493385	07-Dec-2003
FIREMASTER	European Community	Great Lakes Chemical Corporation	Registered	2561199	04-Feb-2002	2561199	02-May-2003
FYREBLOC	European Community	Great Lakes Chemical Corporation	Registered	3629466	23-Jan-2004	3629466	23-Jun-2004
NDB	European Community	Great Lakes Chemical Corporation	Registered	2493385	07-Dec-2001	2493385	07-Dec-2003
VECAP and Design	European Community	Great Lakes Chemical Corporation	Registered	005628821	19-Jan-2007	005628821	04-Feb-2008
NDB	Finland	Great Lakes Chemical Corporation	Registered	2493385	07-Dec-2001	2493385	07-Dec-2003

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
BLOOMGARD	France	Great Lakes Chemical Corporation	Registered	003 045 223	04-Aug-2000	003 045 223	05-Jan-2001
NDB	France	Great Lakes Chemical Corporation	Registered	2493385	07-Dec-2001	2493385	07-Dec-2003
PBS-64	France	Great Lakes Chemical Corporation	Registered	003045224	04-Aug-2000	003045224	05-Jan-2001
NDB	Georgia	Great Lakes Chemical Corporation	Registered	AM 2001 016562	11-Dec-2001	M14852	12-Dec-2002
BLOOMGARD	Germany	Great Lakes Chemical Corporation	Registered	300 57 838	07-Feb-2000	300 57 838	11-Jan-2001
LIQUIBROM	Germany	Great Lakes Chemical Corporation	Registered	G149255Wz	14-Nov-1992	2053394	04-Jan-1994
NDB	Germany	Great Lakes Chemical Corporation	Registered	2493385	07-Dec-2001	2493385	07-Dec-2003
PBS-64	Germany	Great Lakes Chemical Corporation	Registered	300 57 839.3/01	03-Aug-2000	300 57 839	21-Jun-2001
LIQUIBROM	Greece	Great Lakes Chemical Corporation	Registered	112290	13-Jan-1993	112290	18-Sep-1995
NDB	Greece	Great Lakes Chemical Corporation	Registered	2493385	07-Dec-2001	2493385	07-Dec-2003
FIREMASTER	Hong Kong	Great Lakes Chemical Corporation	Registered	200201888	08-Feb-2002	133772002	17-Oct-2002

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
NDB	Hong Kong	Great Lakes Chemical Corporation	Registered	2001/19790	06-Dec-2001	2003B06975	28-May-2003
PBS-64	Hong Kong	Great Lakes Chemical Corporation	Registered	2000 17159	01-Aug-2000	2001B04383	12-Apr-2001
NDB	Hungary	Great Lakes Chemical Corporation	Registered	M0106375	11-Dec-2001	174947	10-Apr-2003
VECAP and Design	India	Great Lakes Chemical Corporation	Pending		18-Jul-2007
GEOBROM	Indonesia	Great Lakes Chemical Corporation	Registered	D004950	15-Mar-2000	477680	25-May-2001
NDB	Indonesia	Great Lakes Chemical Corporation	Registered	D00-2001-27170-27381	11-Mar-2002	530334	24-Feb-2003
FYREBLOC	Int’l Registration - Madrid Agreement / Protocol	Great Lakes Chemical Corporation	Registered	Z1230304	23-Jan-2004	818690	04-Mar-2004
VECAP and Design	Int’l Registration - Madrid Agreement / Protocol	Great Lakes Chemical Corporation	Registered	933296	09-Jul-2007	933296	09-Jul-2007
NDB	Iran	Great Lakes Chemical Corporation	Registered	8009545	09-Dec-2001	103382	04-Mar-2003
BLOOMGARD	Ireland	Great Lakes Chemical Corporation	Registered	218382	01-Aug-2000	218382	01-Aug-2000
NDB	Ireland	Great Lakes Chemical Corporation	Registered	2493385	07-Dec-2001	2493385	07-Dec-2003

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
PBS-64	Ireland	Great Lakes Chemical Corporation	Registered	218618	01-Aug-2000	218618	01-Aug-2000
FIREMASTER	Israel	Great Lakes Chemical Corporation	Registered	155136	04-Feb-2002	155136	05-Aug-2003
NDB	Israel	Great Lakes Chemical Corporation	Registered	153710	09-Dec-2001	153710	08-Oct-2002
REOGARD	Israel	Great Lakes Chemical Corporation	Registered	155610	28-Feb-2002	155610	04-Mar-2003
BLOOMGARD	Italy	Great Lakes Chemical Corporation	Registered	4886200 RM	02-Aug-2000	900945	04-Jul-2003
BROM-O-GAS	Italy	Great Lakes Chemical Corporation	Registered	RM91C002221	18-Jun-1991	612978	29-Dec-1993
LIQUIBROM	Italy	Great Lakes Chemical Corporation	Registered	RM92C004420	04-Dec-1992	644939	07-Mar-1995
NDB	Italy	Great Lakes Chemical Corporation	Registered	2493385	07-Dec-2001	2493385	07-Dec-2003
PBS-64	Italy	Great Lakes Chemical Corporation	Registered	2000C004887	02-Aug-2000	900946	04-Jul-2003
AGRIBROM	Japan	Great Lakes Chemical Corporation	Registered	146155/1987	26-Dec-1987	2,280,376	30-Nov-1990
BLOOMGARD	Japan	Great Lakes Chemical Corporation	Registered	84758/2000	01-Aug-2000	4447869	19-Jan-2001

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
FIREMASTER	Japan	Great Lakes Chemical Corporation	Pending	77852002	04-Feb-2002
FYREBLOC	Japan	Great Lakes Chemical Corporation	Registered	818690	23-Jan-2004	818690	29-Jul-2004
LIQUIBROM	Japan	Great Lakes Chemical Corporation	Registered	383/1993	06-Jan-1993	3330914	11-Jul-1997
NDB	Japan	Great Lakes Chemical Corporation	Registered	108961/2001	06-Dec-2001	4626282	29-Nov-2002
VECAP and Design	Japan	Great Lakes Chemical Corporation	Pending		09-Jul-2007
ALKANOX 240	Korea, Republic of	Great Lakes Chemical Corporation	Registered			385797	08-Dec-1997
ANOX	Korea, Republic of	Great Lakes Chemical Corporation	Registered			385791	08-Dec-1997
ANOX 20	Korea, Republic of	Great Lakes Chemical Corporation	Registered			385793	08-Dec-1997
ANOX 20 NDB	Korea, Republic of	Great Lakes Chemical Corporation	Registered			385795	08-Dec-1997
ANOX PP18	Korea, Republic of	Great Lakes Chemical Corporation	Registered			385792	08-Dec-1997
FIREMASTER	Korea, Republic of	Great Lakes Chemical Corporation	Registered	40-2002-6676	07-Feb-2002	605850	14-Jan-2005

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
FYREBLOC	Korea, Republic of	Great Lakes Chemical Corporation	Registered	818690		818690	23-Jan-2004
NDB	Korea, Republic of	Great Lakes Chemical Corporation	Registered	40-2001-54718	07-Dec-2001	552892	04-Jul-2003
PP18NDB	Korea, Republic of	Great Lakes Chemical Corporation	Registered			385796	08-Dec-1997
REOGARD	Korea, Republic of	Great Lakes Chemical Corporation	Registered	2002-0009599	28-Feb-2002	582387	12-May-2004
VECAP and Design	Korea, Republic of	Great Lakes Chemical Corporation	Pending		09-Jul-2007
NDB	Latvia	Great Lakes Chemical Corporation	Registered	2493385	07-Dec-2001	2493385	07-Dec-2003
NDB	Lebanon	Great Lakes Chemical Corporation	Registered	34659	10-Dec-2001	89211	10-Dec-2001
NDB	Lithuania	Great Lakes Chemical Corporation	Registered	2493385	07-Dec-2001	2493385	07-Dec-2003
NDB	Malaysia	Great Lakes Chemical Corporation	Registered	2001/15767	08-Dec-2001	01015767	15-Oct-2004
NDB	Malta	Great Lakes Chemical Corporation	Registered	2493385	07-Dec-2001	2493385	07-Dec-2003
BLOOMGARD	Mexico	Great Lakes Chemical Corporation	Registered	440,353	04-Aug-2000	678,558	27-Nov-2000

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
FIREMASTER	Mexico	Great Lakes Chemical Corporation	Registered	548555	24-May-2002	751371	25-Jun-2002
GEOBROM	Mexico	Great Lakes Chemical Corporation	Registered	416098	15-Mar-2000	683012	24-Jan-2001
LIQUIBROM	Mexico	Great Lakes Chemical Corporation	Registered	157865	28-Dec-1992	437696	19-Jul-1993
NDB	Mexico	Great Lakes Chemical Corporation	Registered	522798	11-Dec-2001	746795	14-May-2002
PBS-64	Mexico	Great Lakes Chemical Corporation	Registered	440,354	04-Aug-2000	677254	31-Oct-2000
REOLUBE	Mexico	Great Lakes Chemical Corporation	Registered		08-Feb-1979	223634	04-Apr-1979
GEOBROM	New Zealand	Great Lakes Chemical Corporation	Registered	190353	13-Jan-1989	190353	26-Mar-1992
BLOOMGARD	Norway	Great Lakes Chemical Corporation	Registered	2000 08913	02-Aug-2000	207665	29-Mar-2001
FIREMASTER	Norway	Great Lakes Chemical Corporation	Registered	2002-00844	05-Feb-2002	224580	14-Oct-2004
NDB	Norway	Great Lakes Chemical Corporation	Registered	200114235	06-Dec-2001	215595	29-Aug-2002
PBS-64	Norway	Great Lakes Chemical Corporation	Registered	2000 08914	02-Aug-2000	207 666	29-Mar-2001

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
NDB	Peru	Great Lakes Chemical Corporation	Registered	140179	07-Dec-2001	080208	15-May-2002
FIREMASTER	Philippines	Great Lakes Chemical Corporation	Registered	42002004123	23-May-2002	42002004123	17-Jan-2005
NDB	Poland	Great Lakes Chemical Corporation	Registered	Z244135	11-Dec-2001	R-170962	22-Jun-2006
NDB	Portugal	Great Lakes Chemical Corporation	Registered	2493385	07-Dec-2001	2493385	07-Dec-2003
GUARDEX	Puerto Rico	Great Lakes Chemical Corporation	Registered		20-Oct-1967	14962	03-Nov-1970
NDB	Romania	Great Lakes Chemical Corporation	Registered	M200106205	11-Dec-2001	50218	11-Dec-2001
VECAP and Design	Russian Federation	Great Lakes Chemical Corporation	Pending		09-Jul-2007
FYREBLOC	Saudi Arabia	Great Lakes Chemical Corporation	Registered	88327	17-Mar-2004	77067	08-Feb-2005
GUARDEX	Saudi Arabia	Great Lakes Chemical Corporation	Registered	16865	03-Jun-1992	2832	24-Apr-1993
GUARDEX	Saudi Arabia	Great Lakes Chemical Corporation	Registered	16864	03-Jun-1992	282100	24-Apr-1993
GUARDEX & Hexagon Design	Saudi Arabia	Great Lakes Chemical Corporation	Registered	16866	03-Jun-1992	2831	24-Apr-1993

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
GUARDEX & Hexagon Design	Saudi Arabia	Great Lakes Chemical Corporation	Registered	16867	03-Jun-1992	2833	24-Apr-1993
BLOOMGARD	Singapore	Great Lakes Chemical Corporation	Pending	2000 37199	07-Aug-2000
BLOOMGARD	Singapore	Great Lakes Chemical Corporation	Registered	T00113800G	07-Aug-2000	T0013800G	14-Jan-2002
FIREMASTER	Singapore	Great Lakes Chemical Corporation	Registered	T0201633B	08-Feb-2002	T0201633B	08-Feb-2002
NDB	Singapore	Great Lakes Chemical Corporation	Registered	T0118834B	07-Dec-2001	T0118834B	11-Jun-2001
REOGARD	Singapore	Great Lakes Chemical Corporation	Registered	T02/02188C	28-Feb-2002	T0202188C	30-Aug-2001
NDB	Slovakia	Great Lakes Chemical Corporation	Registered	36982001	10-Dec-2001	202008	11-Feb-2003
NDB	Slovenia	Great Lakes Chemical Corporation	Registered	2493385	07-Dec-2001	2493385	07-Dec-2003
BLOOMGARD	Spain	Great Lakes Chemical Corporation	Registered	2337962	04-Aug-2000	2,337,962	20-Feb-2001
LIQUIBROM	Spain	Great Lakes Chemical Corporation	Registered	1740754	22-Jan-1993	1740754	20-Apr-1994
NDB	Spain	Great Lakes Chemical Corporation	Registered	2493385	07-Dec-2001	2493385	07-Dec-2003

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
PBS-64	Spain	Great Lakes Chemical Corporation	Registered	2337963	04-Aug-2000	2,337,963	20-Feb-2001
REOGARD	Spain	Great Lakes Chemical Corporation	Registered	2459360	28-Feb-2002	2459360	22-Jul-2002
BLOOMGARD	Sweden	Great Lakes Chemical Corporation	Registered	0005796	03-Aug-2000	350468	30-Nov-2001
LIQUIBROM	Sweden	Great Lakes Chemical Corporation	Registered	92-10152	18-Nov-1992	252048	24-Sep-1993
NDB	Sweden	Great Lakes Chemical Corporation	Registered	2493385	07-Dec-2001	2493385	07-Dec-2003
PBS-64	Sweden	Great Lakes Chemical Corporation	Registered	2000/05797	03-Aug-2000	0351155	21-Dec-2001
AQUABROME DIHALO	Switzerland	Great Lakes Chemical Corporation	Registered		02-Mar-1983	322,332	20-Apr-1983
BLOOMGARD	Switzerland	Great Lakes Chemical Corporation	Registered	09231/2000	04-Aug-2000	482400	03-Jul-2001
BROM-O-GAS	Switzerland	Great Lakes Chemical Corporation	Registered		03-Jul-1991	393879	19-Aug-1992
BROM-O-SOL	Switzerland	Great Lakes Chemical Corporation	Registered		03-Jul-1991	393880	19-Aug-1992
NDB	Switzerland	Great Lakes Chemical Corporation	Registered	115102001	06-Dec-2001	497015	06-Dec-2001

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
PBS-64	Switzerland	Great Lakes Chemical Corporation	Registered	09230/2000	04-Aug-2000	482414	03-Jul-2001
BLOOMGARD	Taiwan	Great Lakes Chemical Corporation	Registered	89044757	03-Aug-2000	964699	16-Oct-2001
FIREMASTER	Taiwan	Great Lakes Chemical Corporation	Registered	91004869	05-Feb-2002	1031022	01-Feb-2003
FYREBLOC	Taiwan	Great Lakes Chemical Corporation	Registered	093002984	27-Jan-2004	1135698	16-Jan-2005
LIQUIBROM	Taiwan	Great Lakes Chemical Corporation	Registered	(81) 59655	01-Dec-1992	609784	01-Sep-1993
NDB	Taiwan	Great Lakes Chemical Corporation	Registered	90049953	07-Dec-2001	1021494	16-Nov-2002
PBS-64	Taiwan	Great Lakes Chemical Corporation	Registered	89044758	03-Aug-2000	964700	16-Oct-2001
REOGARD	Taiwan	Great Lakes Chemical Corporation	Registered	91007569	01-Mar-2002	1028902	16-Jan-2003
VECAP and Design	Taiwan	Great Lakes Chemical Corporation	Registered	96033346	09-Jul-2007	1329857	16-Sep-2008
FIREMASTER	Thailand	Great Lakes Chemical Corporation	Registered	482788	15-Mar-2002	TM173507	26-Dec-2002
REOGARD	Thailand	Great Lakes Chemical Corporation	Registered	481599	28-Feb-2002	TM170888	06-Nov-2002

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
NDB	Turkey	Great Lakes Chemical Corporation	Registered	2001025622	10-Dec-2001	2001025622	10-Dec-2001
VECAP and Design	Turkey	Great Lakes Chemical Corporation	Pending		09-Jul-2007
NDB	Ukraine	Great Lakes Chemical Corporation	Registered	2001127910	07-Dec-2001	36446	07-Dec-2001
BLOOMGARD	United Kingdom	Great Lakes Chemical Corporation	Registered	2241483	03-Aug-2000	2241483	19-Jan-2001
NDB	United Kingdom	Great Lakes Chemical Corporation	Registered	2493385	07-Dec-2001	2493385	07-Dec-2003
PBS-64	United Kingdom	Great Lakes Chemical Corporation	Registered	2241453	03-Aug-2000	2241453	19-Jan-2001
REOGARD	United Kingdom	Great Lakes Chemical Corporation	Registered	2294137	28-Feb-2002	2294137	30-Aug-2002
ALKANOX	United States of America	Great Lakes Chemical Corporation	Registered	76226476	19-Mar-2001	2617338	10-Sep-2002
ANOX	United States of America	Great Lakes Chemical Corporation	Registered	76223633	09-Mar-2001	3257388	03-Jul-2007
BROM 55	United States of America	Great Lakes Chemical Corporation	Registered	71694301	07-Sep-1955	640213	22-Jan-1957
BROM-O-GAS	United States of America	Great Lakes Chemical Corporation	Registered	72/088857	12-Jan-1960	711688	28-Feb-1961

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
BROM-O-SOL	United States of America	Great Lakes Chemical Corporation	Registered	72/300188	11-Jun-1968	869242	13-May-1969
CHLOR-O-PIC	United States of America	Great Lakes Chemical Corporation	Registered	72300189	11-Jun-1968	869243	13-May-1969
DURAD	United States of America	Great Lakes Chemical Corporation	Registered	73348745	04-Feb-1982	1266731	14-Feb-1984
DURAD	United States of America	Great Lakes Chemical Corporation	Registered	73152962	02-Dec-1977	1119491	05-Jun-1979
FIREMASTER	United States of America	Great Lakes Chemical Corporation	Registered	72220524	07-Jun-1965	803699	15-Feb-1966
FYREBLOC	United States of America	Great Lakes Chemical Corporation	Registered	73433142	05-Jul-1983	1304499	13-Nov-1984
FYREBLOC	United States of America	Great Lakes Chemical Corporation	Registered	78277783	23-Jul-2003	2879465	31-Aug-2004
GEOBROM	United States of America	Great Lakes Chemical Corporation	Registered	75799850	15-Sep-1999	2397651	24-Oct-2000
GREAT LAKES CHEMICAL CORPORATION	United States of America	Great Lakes Chemical Corporation	Registered	76200351	26-Jan-2001	2676489	21-Jan-2003
GREAT LAKES DBS	United States of America	Great Lakes Chemical Corporation	Registered	74484659	31-Jan-1994	1869152	27-Dec-1994
KP-140	United States of America	Great Lakes Chemical Corporation	Registered	72243654	18-Apr-1966	823251	31-Jan-1967

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
KP-140	United States of America	Great Lakes Chemical Corporation	Registered	73348775	04-Feb-1982	1260698	13-Dec-1983
KRONITEX	United States of America	Great Lakes Chemical Corporation	Registered	73348751	04-May-1982	1266732	14-Feb-1984
METH-O-GAS	United States of America	Great Lakes Chemical Corporation	Registered	72300190	11-Jun-1968	869244	13-May-1969
NDB	United States of America	Great Lakes Chemical Corporation	Registered	76269741	11-Jun-2001	2630963	08-Oct-2002
PHT4	United States of America	Great Lakes Chemical Corporation	Registered	72440657	08-Nov-1972	969007	25-Sep-1973
PYRONIL	United States of America	Great Lakes Chemical Corporation	Registered	73788801	24-Mar-1989	1640100	09-Apr-1991
REOFOS	United States of America	Great Lakes Chemical Corporation	Registered	72439537	27-Oct-1972	989449	30-Jul-1974
REOGARD	United States of America	Great Lakes Chemical Corporation	Registered	76/307,218	30-Aug-2001	2552681	26-Mar-2002
REOLUBE	United States of America	Great Lakes Chemical Corporation	Registered	72371923	28-Sep-1970	918366	17-Aug-1971
REOMOL	United States of America	Great Lakes Chemical Corporation	Registered	78322277	03-Nov-2003	2901796	09-Nov-2004
TERR-O-GAS	United States of America	Great Lakes Chemical Corporation	Registered	72283123	23-Oct-1967	857735	01-Oct-1968

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
VECAP and Design	United States of America	Great Lakes Chemical Corporation	Pending	79042103	09-Jul-2007
NDB	Uruguay	Great Lakes Chemical Corporation	Registered	335869	11-Dec-2001	335869	11-Apr-2002
FIREMASTER	Venezuela	Great Lakes Chemical Corporation	Registered	2002-003423	07-Mar-2002	P-266095	19-Dec-2005
NDB	Venezuela	Great Lakes Chemical Corporation	Registered	2001022222	11-Dec-2001	P246080	22-Aug-2003
SCREEN	Venezuela	Gustafson, Inc.(16)	Registered	7061/80	26-Sep-1980	105590-F	25-Nov-1983
HATCOL	Japan	Hatco Corporation(17)	Registered	218051991	31-Jan-1994	2619985	31-Jan-1994
HATCO	United States of America	Hatco Corporation	Registered	75472872	23-Apr-1998	2260855	13-Jul-1999	Security interest granted to PNC Bank by Hatco Corporation executed on 1/22/99. A release will be filed after closing.

(16) Company has confirmed that Chemtura Corporation is the beneficial owner of all trademarks currently held by Gustafson Inc.

(17) Company has confirmed that Chemtura Corporation is the beneficial owner of all trademarks currently held by Hatco Corporation.

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
HATCO Stylized	United States of America	Hatco Corporation	Registered	71643683	16-Mar-1953	580077	15-Sep-1953	Security interest granted to PNC Bank by Hatco Corporation executed on 1/22/99. A release will be filed after closing.
HATCOL	United States of America	Hatco Corporation	Registered	75473258	23-Apr-1998	2259307	06-Jul-1999	Security interest granted to PNC Bank by Hatco Corporation executed on 1/22/99. A release will be filed after closing.
HATCOL	United States of America	Hatco Corporation	Registered	72238630	11-Feb-1966	828089	02-May-1967	Security interest granted to PNC Bank by Hatco Corporation executed on 1/22/99. A release will be filed after closing.
BOWL FORCE	Australia	HomeCare Labs, Inc.	Registered	950617	14-Apr-2003	950617	01-Dec-2003
HOMECARE LABS	Australia	HomeCare Labs, Inc.	Registered	995831	30-Mar-2004	995831	09-Aug-2004
BOWL FORCE	Canada	HomeCare Labs, Inc.	Registered	1174637	11-Apr-2003	TMA672746	15-Sep-2006
GREASED LIGHTNING	Canada	HomeCare Labs, Inc.	Registered	1210925	24-Mar-2004	TMA672176	08-Sep-2006

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
GREASED LIGHTNING & Design	Canada	HomeCare Labs, Inc.	Registered	1253371	07-Apr-2005	TMA672508	12-Sep-2006
GREASED LIGHTNING &1 Bolt Design	Canada	HomeCare Labs, Inc.	Published	1373958	28-Nov-2007
GREASED LIGHTNING ORANGE BLAST	Canada	HomeCare Labs, Inc.	Registered	1211194	26-Mar-2004	654612	07-Dec-2005
LESS WORK	Canada	HomeCare Labs, Inc.	Registered	1253369	07-Apr-2005	TMA672509	12-Sep-2006
PINE WORKS	Canada	HomeCare Labs, Inc.	Registered	1253367	07-Apr-2005	TMA672510	12-Sep-2006
THE WORKS	Canada	HomeCare Labs, Inc.	Published	1210620	22-Mar-2004
THE WORKS, WORKS!	Canada	HomeCare Labs, Inc.	Pending	1253372	07-Apr-2005
HOMECARE LABS	European Community	HomeCare Labs, Inc.	Registered	3746179	31-Mar-2004	3746179	31-Mar-2004
BOWL FORCE	Mexico	HomeCare Labs, Inc.	Registered	597503	16-Apr-2003	795574	23-Jun-2003
GREASED LIGHTNING	Mexico	HomeCare Labs, Inc.	Registered	648853	25-Mar-2004	853192	27-Sep-2004
GREASED LIGHTNING BLAST	Mexico	HomeCare Labs, Inc.	Registered	685903	03-Nov-2004	874254	30-Mar-2005
GREASED LIGHTNING ORANGE BLAST	Mexico	HomeCare Labs, Inc.	Registered	649584	30-Mar-2004	873051	28-Mar-2005
THE WORKS	Mexico	HomeCare Labs, Inc.	Registered	655672	11-May-2004	972566	16-Feb-2007
BOWL FORCE	New Zealand	HomeCare Labs, Inc.	Registered	677319	11-Apr-2003	677319	16-Oct-2003
BOWL FORCE	South Africa	HomeCare Labs, Inc.	Registered	200306156	14-Apr-2003	200306156	03-Mar-2008
BOWL FORCE	United States of America	HomeCare Labs, Inc.	Registered	76452197	18-Sep-2002	2971553	19-Jul-2005

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
DRAIN WORKS	United States of America	HomeCare Labs, Inc.	Registered	74706674	27-Jul-1995	2031190	14-Jan-1997
DRAIN WORKS	United States of America	HomeCare Labs, Inc.	Registered	75074212	18-Mar-1996	2155373	05-May-1998
GREASED LIGHTNING	United States of America	HomeCare Labs, Inc.	Registered	73/600,262	23-May-1986	1418885	02-Dec-1986
GREASED LIGHTNING	United States of America	HomeCare Labs, Inc.	Registered	75340258	13-Aug-1997	2184062	25-Aug-1998
GREASED LIGHTNING & Design	United States of America	HomeCare Labs, Inc.	Registered	77/334956	21-Nov-2007	3467123	15-Jul-2008
GREASED LIGHTNING & Design	United States of America	HomeCare Labs, Inc.	Registered	76289632	24-Jul-2001	2532198	22-Jan-2002
GREASED LIGHTNING BLAST	United States of America	HomeCare Labs, Inc.	Registered	78422436	20-May-2004	3046994	17-Jan-2006
GREASED LIGHTNING ORANGE BLAST	United States of America	HomeCare Labs, Inc.	Registered	78310470	07-Oct-2003	2895740	19-Oct-2004
GREASED LIGHTNING ORANGE BLAST (Stylized)	United States of America	HomeCare Labs, Inc.	Registered	76457451	10-Oct-2002	2752586	19-Aug-2003
GREASED LIGHTNING POWER	United States of America	HomeCare Labs, Inc.	Published	77437581	02-Apr-2008
LESS WORK	United States of America	HomeCare Labs, Inc.	Registered	74186192	18-Jul-1991	1695713	23-Jun-1992
PINE WORKS	United States of America	HomeCare Labs, Inc.	Registered	73805358	08-Jun-1989	1595956	15-May-1990
THE WORKS	United States of America	HomeCare Labs, Inc.	Pending	78557082	31-Jan-2005
THE WORKS	United States of America	HomeCare Labs, Inc.	Registered	78557078	31-Jan-2005	3054571	31-Jan-2006
THE WORKS	United States of America	HomeCare Labs, Inc.	Registered	74226861	29-Nov-1991	1709665	25-Aug-1992
THE WORKS	United States of America	HomeCare Labs, Inc.	Registered	73431001	20-Jun-1983	1402721	29-Jul-1986

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
THE WORKS (Stylized)	United States of America	HomeCare Labs, Inc.	Pending	78644643	06-Jun-2005
THE WORKS FRESAIR & Design	United States of America	HomeCare Labs, Inc.	Pending	77/198,936	06-Jun-2007
THE WORKS GERM AWAY & Design	United States of America	HomeCare Labs, Inc.	Pending	77208665	18-Jun-2007
THE WORKS LIMEOSOL & Design	United States of America	HomeCare Labs, Inc.	Pending	77/198,945	06-Jun-2007
THE WORKS SCUM AWAY & Design	United States of America	HomeCare Labs, Inc.	Pending	77208701	18-Jun-2007
THE WORKS SHINE & Design	United States of America	HomeCare Labs, Inc.	Pending	77198954	06-Jun-2007
THE WORKS, WORKS!	United States of America	HomeCare Labs, Inc.	Registered	78557090	31-Jan-2005	3473663	22-Jul-2008
ANDEROL	Benelux	Huls America Inc.(18)	Registered	562503	14-Dec-1971	87510	03-Dec-2002
ANDEROL	Canada	Huls America Inc.	Registered	0307077	16-Aug-1967	TMA157535	05-Jul-1968
ANDEROL	Colombia	Huls America Inc.	Registered	92254970	07-Apr-1986	207615	27-Nov-1997
ANDEROL	Croatia	Huls America Inc.	Registered	Z921240N		Z921240	25-Sep-1992
ANDEROL	Denmark	Huls America Inc.	Registered	VR196702719	24-Jul-1967	VR197002099	03-Jul-1970
ANDEROL	Greece	Huls America Inc.	Registered	63264	29-Mar-1979	63264	29-Mar-1979
ANDEROL	Indonesia	Huls America Inc.	Registered		19-Feb-1993	540541
ANDEROL	Ireland	Huls America Inc.	Registered	151081	28-May-1981	99661
ANDEROL	Israel	Huls America Inc.	Registered	53088	21-Oct-1981	53088	21-Oct-1981
ANDEROL	Italy	Huls America Inc.	Registered	1271167	26-Jul-1967	810321	05-Feb-1968
ANDEROL	Japan	Huls America Inc.	Registered	84983/78	22-Nov-1978	1615422	29-Sep-1983
ANDEROL (katakana)	Japan	Huls America Inc.	Registered	S42053558	31-Aug-1967	0838393	21-Nov-1967
ANDEROL	Malaya	Huls America Inc.	Registered	M063251	22-Aug-1973	M063251	22-Aug-1973
ANDEROL	New Zealand	Huls America Inc.	Registered	109819	25-Sep-1974	109819

(18) Company has confirmed that Chemtura Corporation is the beneficial owner of all trademarks currently held by Huls America Inc.

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
ANDEROL	Pakistan	Huls America Inc.	Registered	60751	12-Jun-1974	60751	12-Jun-1974
ANDEROL Stylized	Portugal	Huls America Inc.	Registered	211858MNA	28-May-1981	211858	02-Nov-1988
ANDEROL	Romania	Huls America Inc.	Registered	9377	03-Jul-1979	11195	03-Jul-1979
ANDEROL	Slovenia	Huls America Inc.	Registered	30467923199	30-Mar-1979	Z7980231	30-Mar-1999
ANDEROL	Spain	Huls America Inc.	Registered	986944M1	22-Oct-1981	986944	20-Jan-1983
ANDEROL	Sweden	Huls America Inc.	Registered	312767	24-Jul-1967	131482	22-May-1970
ANDEROL	Venezuela	Huls America Inc.	Registered	83375	20-Feb-1975	83515F	08-Dec-1976
ANDEROL	Zimbabwe	Huls America Inc.	Registered	31582	22-Apr-1982	31582	22-Apr-1982
GUARDEX	Dominican Republic	Hydrotech Chemical Corporation(19)	Registered		04-Aug-1977	26676	04-Aug-1977
GUARDEX	Dominican Republic	Hydrotech Chemical Corporation	Registered		05-Aug-1977	26687	05-Aug-1977
GUARDEX	Dominican Republic	Hydrotech Chemical Corporation	Registered		05-Aug-1977	26682	05-Aug-1977
GUARDEX & Design	Malaysia	Hydrotech Chemical Corporation	Pending	99011149	04-Nov-1999
GREEN CHEMISTRY IS OUR NATURE	United States of America	Kaufman Holdings Corporation(20)	Registered	78409675	28-Apr-2004	3099049	30-May-2006
KAUFMAN HOLDINGS CORPORATION	United States of America	Kaufman Holdings Corporation	Registered	78458918	29-Jul-2004	3014268	08-Nov-2005
KAUFMAN HOLDINGS CORPORATION and Design	United States of America	Kaufman Holdings Corporation	Registered	78458924	29-Jul-2004	3062408	28-Feb-2006

(19) Company has confirmed that Chemtura Corporation is the beneficial owner of all trademarks currently held by Hydrotech Chemical Corporation.

(20) Company has confirmed that Chemtura Corporation is the beneficial owner of all trademarks currently held by Kaufman Holdings Corporation.

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
THERMOGUARD	Argentina	Laurel Industries, Inc.(21)	Registered	1733867	26-Mar-1990	1882747	28-Feb-1992
THERMOGUARD CPA	Brazil	Laurel Industries, Inc.	Registered		10-Sep-1979	790255316	13-Oct-1981
CPA	Mexico	Laurel Industries, Inc.	Registered	32023	01-Oct-1987	341652	26-Jan-1988
THERMOGUARD	Mexico	Laurel Industries, Inc.	Registered	227702	19-Dec-1983	299378	21-May-1984
THERMOGUARD CPA	Mexico	Laurel Industries, Inc.	Registered	32025	01-Oct-1987	34,654	26-Jan-1988
HIVALLOY	Colombia	Montech USA, Inc.	Registered	330080	04-Oct-1990	145838	30-Aug-1993
FYREBLOC	Australia	PABU Services, Inc.(22)	Registered	991457	23-Jan-2004	991457	19-Jul-2004
FIREMASTER	Brazil	PABU Services, Inc.	Published	824631706	31-May-2002
NDB	Brazil	PABU Services, Inc.	Published	824234065	10-Dec-2001
FIREMASTER	India	PABU Services, Inc.	Registered	1079708	11-Feb-2002	1079708	11-Feb-2002
PYRONIL	Mexico	PABU Services, Inc.	Registered	231801	15-May-1995	497464	18-Jul-1995
A Stylized	United States of America	RLI Acquisition, Inc.(23)	Registered	74063903	23-May-1990	1637239	05-Mar-1991
ANDEROL	Bangladesh	Royal Lubricants Inc.(24)	Pending	61207	16-Aug-1999
ROYCO	Canada	Royal Lubricants Inc.	Registered	1007736	08-Mar-1999	TMA539818	17-Jan-2001
ROYCO	Canada	Royal Lubricants Inc.	Registered	0830242	27-Nov-1996	TMA498466	10-Aug-1998

(21) Company has confirmed that Chemtura Corporation is the beneficial owner of all trademarks currently held by Laurel Industries, Inc.

(22) Company has confirmed that Chemtura Corporation is the beneficial owner of all trademarks currently held by PABU Services, Inc.

(23) Company has confirmed that Chemtura Corporation is the beneficial owner of all trademarks currently held by RLI Acquisition, Inc.

(24) Company has confirmed that Chemtura Corporation is the beneficial owner of all trademarks currently held by Royal Lubricants Inc.

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
ROYAL LUBRICANTS	Colombia	Royal Lubricants Inc.	Registered	249.956		249956	07-Mar-2003
ROYAL LUBRICANTS	Colombia	Royal Lubricants Inc.	Registered	263221	01-Jun-2001	263221	17-Mar-2003
ROYCO	Colombia	Royal Lubricants Inc.	Registered	1043683	01-Jun-2001	249944	07-Mar-2002
ROYCO	Colombia	Royal Lubricants Inc.	Registered	1043685	01-Jun-2001	249957	07-Mar-2002
ROYCO	Colombia	Royal Lubricants Inc.	Registered	1043684	01-Jun-2001	249956	07-Mar-2002
ANDEROL	Costa Rica	Royal Lubricants Inc.	Registered	41432	27-May-1975	49846	04-Sep-1975
ROYCO	European Community	Royal Lubricants Inc.	Registered		28-Jan-1999	1062926	17-Jul-2000
ANDEROL	Guatemala	Royal Lubricants Inc.	Registered	998938	27-Oct-1999	104878	22-May-2000
ANDEROL	Hong Kong	Royal Lubricants Inc.	Registered			19671529	29-Jul-1967
ANDEROL	Hong Kong	Royal Lubricants Inc.	Registered			19671530	29-Jul-1967
ANDEROL	India	Royal Lubricants Inc.	Registered	925702	19-May-2000	925702	19-May-2000
AOSYN	Italy	Royal Lubricants Inc.	Registered	759799MI	19-Jul-1999	886254	27-Mar-2009
PQ	Italy	Royal Lubricants Inc.	Registered	759899MI	19-Jul-1999	886255	27-Mar-2003
ANDEROL	Jamaica	Royal Lubricants Inc.	Registered	4561	12-Aug-1999	36030	26-Jul-2000
ANDEROL	Lebanon	Royal Lubricants Inc.	Registered	355167442	25-May-1982	72351	25-May-1982
ROYCO	Mexico	Royal Lubricants Inc.	Registered		23-Apr-1996	668526	28-Aug-2000
ANDEROL	Thailand	Royal Lubricants Inc.	Registered	455025	19-Jun-1981	TM146548	05-Nov-2001

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
ANDEROL	United Arab Emirates	Royal Lubricants Inc.	Registered	33063	21-Sep-1999	36038	31-Mar-2003
KEMIKAR	Ukraine	Uniroyal Chemical Company, Inc.	Registered		14-Jun-1993	3152	26-Dec-1994	Company to confirm owner. Other KEMIKARA marks are owned by Uniroyal Chemical Corporation, Inc.
OMITE	Afghanistan	Uniroyal Chemical Company, Inc. (Delaware)	Registered	679	14-Sep-1972	2310	14-Sep-1972
VITAVAX	Afghanistan	Uniroyal Chemical Company, Inc. (Delaware)	Registered	678	14-Sep-1972	2309	14-Sep-1972
DIMILIN	African Union Territories (OAPI)	Uniroyal Chemical Company, Inc. (Delaware)	Registered	83137	14-Jan-1994	33610	14-Jan-1994
TEDION V18	African Union Territories (OAPI)	Uniroyal Chemical Company, Inc. (Delaware)	Registered	64917	26-Feb-1975	14873	26-Feb-1975
ACRAMITE	Argentina	Uniroyal Chemical Company, Inc. (Delaware)	Registered	2305177	04-Sep-2000	1865027	25-Mar-2002
ACRAMITE	Argentina	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0002305176	04-Sep-2000	1865026	25-Mar-2002

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
ADIPRENE	Argentina	Uniroyal Chemical Company, Inc. (Delaware)	Registered	2010845	24-Nov-1995	1683163	25-Aug-1998
ADIPRENE EXTREME	Argentina	Uniroyal Chemical Company, Inc. (Delaware)	Registered	2476397	17-Nov-2003	2031413	15-Jun-2005
ALLEGIANCE	Argentina	Uniroyal Chemical Company, Inc. (Delaware)	Registered	2238297	02-Sep-1999	1813886	21-Dec-2000
ANCHOR	Argentina	Uniroyal Chemical Company, Inc. (Delaware)	Registered	2405578	30-Dec-2002	1920589	01-Apr-2003
ASSAULT	Argentina	Uniroyal Chemical Company, Inc. (Delaware)	Registered	2358879	12-Nov-2001	1899180	02-Jan-2003
CAYTUR	Argentina	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0002273427	13-Mar-2000	0001837276	13-Jul-2001
DELAC	Argentina	Uniroyal Chemical Company, Inc. (Delaware)	Registered	2483413	12-Dec-2003	1977711	14-Apr-2004
DIMILIN	Argentina	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0002155184	04-Jun-1998	1804225	11-Sep-2000
FLEXZONE	Argentina	Uniroyal Chemical Company, Inc. (Delaware)	Registered	1771029	05-Oct-1990	1928351	23-May-2003

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
FLEXZONE	Argentina	Uniroyal Chemical Company, Inc. (Delaware)	Registered	1771028	05-Oct-1990	1928350	23-Mar-2003
JAG	Argentina	Uniroyal Chemical Company, Inc. (Delaware)	Registered	2358880	12-Nov-2001	1909181	02-Jan-2003
NAUGALUBE	Argentina	Uniroyal Chemical Company, Inc. (Delaware)	Registered	2448725	31-Jul-2003	2007157	24-Jan-2005
NAUGALUBE	Argentina	Uniroyal Chemical Company, Inc. (Delaware)	Registered	2480552	01-Dec-2003	2030707	09-Jun-2005
NAUGARD	Argentina	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0002180193	07-Oct-1998	0001717348	27-Jan-1999
NAUGAWHITE	Argentina	Uniroyal Chemical Company, Inc. (Delaware)	Registered	1773104	17-Oct-1990	1928352	23-Mar-2003
NAUGAWHITE	Argentina	Uniroyal Chemical Company, Inc. (Delaware)	Registered	2412528	20-Feb-2003	1928353	23-Mar-2003
OCTAMINE	Argentina	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0001983114	15-Jun-1995	1596353	17-Apr-1996
OMITE	Argentina	Uniroyal Chemical Company, Inc. (Delaware)	Registered	2108149	10-Oct-1997	1674116	08-Jul-1998

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
OMITE	Argentina	Uniroyal Chemical Company, Inc. (Delaware)	Registered	1746757	18-May-1990	1894180	30-Sep-1992
PANTERA	Argentina	Uniroyal Chemical Company, Inc. (Delaware)	Registered	2476427	14-Nov-2003	1492058	30-Dec-1993
PLANTVAX	Argentina	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0001953104	21-Dec-1994	1567462	04-Jul-1995
POLYBOND	Argentina	Uniroyal Chemical Company, Inc. (Delaware)	Registered	246192	30-Jun-2003	1946139	15-Aug-2003
POLYGARD	Argentina	Uniroyal Chemical Company, Inc. (Delaware)	Registered	2263512	20-Jan-2000	1785023	31-Mar-2000
PROCURE	Argentina	Uniroyal Chemical Company, Inc. (Delaware)	Registered	2512060	03-May-2004	2061543	06-Jan-2006
RIBBON FLOW	Argentina	Uniroyal Chemical Company, Inc. (Delaware)	Registered	2506583	07-Apr-2004	1993389	31-May-1994
ROYAL MH	Argentina	Uniroyal Chemical Company, Inc. (Delaware)	Registered	1756159	16-Jul-1990	1957811	29-Jan-1993
ROYALAC	Argentina	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0001744771	11-May-1990	1894178	31-Aug-1992

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
TERRAGUARD	Argentina	Uniroyal Chemical Company, Inc. (Delaware)	Registered	2476396	17-Nov-2003	2077412	04-Apr-2006
VIBRASPRAY	Argentina	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0002273428	13-Mar-2000	0001837275	13-Jul-2001
VITAPACK	Argentina	Uniroyal Chemical Company, Inc. (Delaware)	Registered	2470400	27-Oct-2003	2072404	15-Mar-2006
VITAPACK	Argentina	Uniroyal Chemical Company, Inc. (Delaware)	Registered	2470399	27-Oct-2003	2024201	28-Apr-2005
VITAVAX	Argentina	Uniroyal Chemical Company, Inc. (Delaware)	Registered	23923641	01-Oct-2002	1963144	09-Dec-2003
WRM	Argentina	Uniroyal Chemical Company, Inc. (Delaware)	Registered	2506886	12-Apr-2004	1994060	04-Oct-2004
ANDALIN	Australia	Uniroyal Chemical Company, Inc. (Delaware)	Registered	498570	01-Nov-1988	498570	31-Jan-1991
CATAPULT	Australia	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0000353161	11-Nov-1980	A353161	11-Nov-1980
CATAPULT	Australia	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0000353160	11-Nov-1980	A353160	11-Nov-1980

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
DRIAMINE	Australia	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0000372398	03-Mar-1982	A372398	19-Jan-1984
DWELL	Australia	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0000365312	07-Sep-1981	A365312	07-Sep-1981
FOIL	Australia	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0000486106	29-Apr-1988	A486106	29-Apr-1988
RAPIER	Australia	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0000371098	03-Feb-1982	A371098	03-Feb-1982
VIBRAPAIR	Australia	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0000333355	25-May-1979	333355	25-May-1979
ACRAMITE	Austria	Uniroyal Chemical Company, Inc. (Delaware)	Registered	AM 914/2001	06-Feb-2001	196604	31-May-2001
ADIPRENE	Austria	Uniroyal Chemical Company, Inc. (Delaware)	Registered	936/54	18-May-1954	31008	02-Sep-1954
ALLEGIANCE	Austria	Uniroyal Chemical Company, Inc. (Delaware)	Registered	618/2000	01-Feb-2000	190664	06-Sep-2000
POLYBOND	Austria	Uniroyal Chemical Company, Inc. (Delaware)	Registered	1415/80	19-May-1980	95280	30-Oct-1980

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
RIBBON FLOW	Austria	Uniroyal Chemical Company, Inc. (Delaware)	Registered	5446/93	18-Nov-1993	151971	06-Apr-1994
TERRAZOLE	Austria	Uniroyal Chemical Company, Inc. (Delaware)	Registered	304972	20-Dec-1972	74086	30-Mar-1973
CRUSOE	Belarus	Uniroyal Chemical Company, Inc. (Delaware)	Registered	A0002948	31-Oct-2005	871183	31-Oct-2005
KEMIKAR	Belarus	Uniroyal Chemical Company, Inc. (Delaware)	Registered	99121	26-Aug-1993	369	26-Aug-1993
OMITE (IN CYRILLIC)	Belarus	Uniroyal Chemical Company, Inc. (Delaware)	Registered	894-03	02-Sep-1993	4027	02-Sep-1993
POLYLOC	Belarus	Uniroyal Chemical Company, Inc. (Delaware)	Registered	20011590	25-Jul-2001	18189	24-Nov-2003
RIBBON FLOW	Belarus	Uniroyal Chemical Company, Inc. (Delaware)	Registered	1743-03	28-Dec-1993	4705	14-Aug-1996
ADIPRENE	Benelux	Uniroyal Chemical Company, Inc. (Delaware)	Registered	000019260	24-Nov-1971	75938	24-Nov-1971
ALAR	Benelux	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0000015486	22-Oct-1971	069411	22-Oct-1975

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
B-NINE	Benelux	Uniroyal Chemical Company, Inc. (Delaware)	Registered	15489	22-Oct-1971	31405	22-Oct-1972
CASORON	Benelux	Uniroyal Chemical Company, Inc. (Delaware)	Registered	517027	29-Mar-1971	19465	21-Apr-1972
DEFANET	Benelux	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0000717107	05-Jul-1988	448196	05-Jul-1988
DIMILIN	Benelux	Uniroyal Chemical Company, Inc. (Delaware)	Registered	502641	22-Jan-1971	1325	28-Apr-1971
DIMILIN (DEVICE)	Benelux	Uniroyal Chemical Company, Inc. (Delaware)	Registered	800056	08-Jul-1993	533489	08-Jul-1993
FAZOR	Benelux	Uniroyal Chemical Company, Inc. (Delaware)	Registered	49425	26-Jul-1983	391828	26-Jul-1983
FLORAMITE	Benelux	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0000982955	06-Feb-2001	0000696783	01-Feb-2002
NAUGALUBE	Benelux	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0000045378	07-Apr-1981	0000372420	07-Apr-1981
NAUGAWHITE	Benelux	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0015408	03-Feb-1960	0069338	22-Oct-1971

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
OCTAMINE	Benelux	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0547830	06-Oct-1969	59622	21-Sep-1971
PANAREX	Benelux	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0000975967	20-Oct-2000	000694531	20-Oct-2000
POLYBOND	Benelux	Uniroyal Chemical Company, Inc. (Delaware)	Registered	1036905	22-Jul-2003	745630	22-Jul-2003
RIBBON FLOW	Benelux	Uniroyal Chemical Company, Inc. (Delaware)	Registered	805396	26-Oct-1993	540762	01-Aug-1994
VIBRABOND	Benelux	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0000045810	14-Jul-1981	0000376609	14-Jul-1981
VIBRASPRAY	Benelux	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0000045809	14-Jul-1981	0000377302	14-Jul-1981
FAZOR	Bolivia	Uniroyal Chemical Company, Inc. (Delaware)	Registered	2524-2001	13-Jul-2001	91240-C	18-Sep-2003
OMITE	Bolivia	Uniroyal Chemical Company, Inc. (Delaware)	Registered	25086	26-Jun-1970	56961	30-Oct-1980
PANTERA	Bolivia	Uniroyal Chemical Company, Inc. (Delaware)	Registered		28-Nov-1990	C-52665	04-Feb-1992

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
PLANTVAX	Bolivia	Uniroyal Chemical Company, Inc. (Delaware)	Registered		29-Jul-1992	A62003	25-Mar-1993
VITAVAX	Bolivia	Uniroyal Chemical Company, Inc. (Delaware)	Registered	25084	26-Jun-1970	56951	30-Oct-1980
ACRAMITE	Brazil	Uniroyal Chemical Company, Inc. (Delaware)	Published	823063615	10-Aug-2000
ADIPRENE	Brazil	Uniroyal Chemical Company, Inc. (Delaware)	Registered		14-Jun-1954	002086360	02-Apr-1958
ADIPRENE	Brazil	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0815133626	15-Sep-1989	815133626	19-Nov-1991
ADIPRENE EXTREME	Brazil	Uniroyal Chemical Company, Inc. (Delaware)	Published	825055982	12-Nov-2003
ADOBE	Brazil	Uniroyal Chemical Company, Inc. (Delaware)	Published	823588106	21-Feb-2001
ALLEGIANCE	Brazil	Uniroyal Chemical Company, Inc. (Delaware)	Registered	821964275	31-Aug-1999	821964275	06-Dec-2005
ANCHOR	Brazil	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0815759134	20-Sep-1990	815759134	29-Dec-1992

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
ASSAULT	Brazil	Uniroyal Chemical Company, Inc. (Delaware)	Published	824146247	08-Nov-2001
BLE-25	Brazil	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0000871573	09-Dec-1968	007226187	10-Jul-1980
B-NINE	Brazil	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0000655999	12-Aug-1964	006643140	25-Jan-1978
BUTAZATE	Brazil	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0811200361	06-Jun-1983	811200361	03-Jul-1984
CRUSOE	Brazil	Uniroyal Chemical Company, Inc. (Delaware)	Pending	823588114	21-Feb-2002
DEVICE (HEAD OF GRAIN)	Brazil	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0816824797	10-Aug-1992	816824797	08-Mar-1994
DEVICE (HEAD)	Brazil	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0815495870	26-Apr-1990	815495870	04-Mar-1992
DEVICE (HEAD)	Brazil	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0815495889	26-Apr-1990	815495889	24-Mar-1992
DIMILIN	Brazil	Uniroyal Chemical Company, Inc. (Delaware)	Registered	21167/74	14-Nov-1974	006297692	25-Apr-1976

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
DU-DIM	Brazil	Uniroyal Chemical Company, Inc. (Delaware)	Registered	814035701	22-Jan-1988	814035701	02-May-1989
ETHAZATE	Brazil	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0811200353	06-Jun-1983	811200353	03-Jul-1984
FAZOR	Brazil	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0818427620	04-May-1995	818417620	18-Mar-1997
FLEXZONE	Brazil	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0790197456	23-Jul-1979	790197456	13-Oct-1981
FLEXZONE	Brazil	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0811965503	25-Apr-1985	811965503	05-Aug-1986
FLUPRO	Brazil	Uniroyal Chemical Company, Inc. (Delaware)	Published	823622444	23-Feb-2001
JAG	Brazil	Uniroyal Chemical Company, Inc. (Delaware)	Published	824146190	08-Nov-2001
MH-30	Brazil	Uniroyal Chemical Company, Inc. (Delaware)	Registered	6580769	26-Jun-1963	6580769	10-Jul-1977
NAUGALUBE	Brazil	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0790197618	23-Jul-1979	790197618	13-Oct-1981

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
NAUGALUBE	Brazil	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0811886743	13-Feb-1985	811886743	20-May-1986
NAUGARD	Brazil	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0811886751	11-Feb-1985	811886751	20-May-1986
NAUGARD	Brazil	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0000011855	07-May-1979	0007221673	25-Sep-1980
NAUGAWHITE	Brazil	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0000014503	05-Feb-1960	003375250	12-Sep-1966
NAUGEX SD-1	Brazil	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0811200370	06-Jun-1983	811200370	03-Jul-1984
OCTAMINE	Brazil	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0000871574	09-Dec-1968	006050891	25-Feb-1975
OCTAMINE	Brazil	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0790197626	23-Jul-1979	790197626	13-Oct-1981
OMITE	Brazil	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0730009513	16-Jan-1973	730009513	07-Dec-1982
PANTHER	Brazil	Uniroyal Chemical Company, Inc. (Delaware)	Registered	818427655	04-May-1995	818427655	31-Mar-1998

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
POLYBOND	Brazil	Uniroyal Chemical Company, Inc. (Delaware)	Registered	800081749	07-Apr-1980	800081749	18-Oct-1983
POLYLOC	Brazil	Uniroyal Chemical Company, Inc. (Delaware)	Published	824088484	16-Jul-2001
PROVAX	Brazil	Uniroyal Chemical Company, Inc. (Delaware)	Published	814318592	04-Jul-1988
RIBBON FLOW	Brazil	Uniroyal Chemical Company, Inc. (Delaware)	Registered	817762043	18-Mar-1994	817762043	27-Jan-1998
ROYALFLO	Brazil	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0818427639	04-May-1995	818427639	18-Mar-1997
SCREEN	Brazil	Uniroyal Chemical Company, Inc. (Delaware)	Published	823639320	07-Aug-2001
SULFLOW SC	Brazil	Uniroyal Chemical Company, Inc. (Delaware)	Registered	817885544	03-Jun-1994	817885544	15-Aug-2006
TACAP	Brazil	Uniroyal Chemical Company, Inc. (Delaware)	Registered	822548178	16-Mar-2000	822548178	31-Jan-2006
TERRAZOLE	Brazil	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0006469515	04-Feb-1976	006469515	10-Oct-1976

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
VEROMITE	Brazil	Uniroyal Chemical Company, Inc. (Delaware)	Published	826832342	23-Aug-2004
VIBRABOND	Brazil	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0800008766	21-Jan-1980	800008766	21-Sep-1982
VIBRASPRAY	Brazil	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0000027496	26-Sep-1979	790274965	13-Oct-1981
VIBRATHANE	Brazil	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0000871575	09-Dec-1968	006893309	10-Apr-1979
VIBRATHANE	Brazil	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0815133618	15-Sep-1989	815133618	19-Nov-1991
VITAPACK	Brazil	Uniroyal Chemical Company, Inc. (Delaware)	Published	826002127	23-Oct-2003
VITAPACK	Brazil	Uniroyal Chemical Company, Inc. (Delaware)	Published	826002129	23-Oct-2003
VITAVAX	Brazil	Uniroyal Chemical Company, Inc. (Delaware)	Registered	12293	21-Jun-1967	006520626	10-Mar-1977
VORTEX	Brazil	Uniroyal Chemical Company, Inc. (Delaware)	Published	824146220	08-Nov-2001

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
WRM	Brazil	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0815495854	26-Apr-1990	815495854	04-Mar-1992
WRM	Brazil	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0815495862	26-Apr-1990	815495862	04-Mar-1992
OMITE	Bulgaria	Uniroyal Chemical Company, Inc. (Delaware)	Registered	309	28-Feb-1970	7371	18-May-1970
TRIVAX	Bulgaria	Uniroyal Chemical Company, Inc. (Delaware)	Registered		07-Aug-1978	11770	12-Mar-1979
VITAVAX	Bulgaria	Uniroyal Chemical Company, Inc. (Delaware)	Registered	10368	28-Feb-1970	7372	18-May-1970
ACRAMITE	Canada	Uniroyal Chemical Company, Inc. (Delaware)	Registered	1065203	28-Jun-2000	TMA653786	29-Nov-2005
ADIPRENE	Canada	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0000225594	25-Jun-1954	UCA049159	19-Aug-1954
ADIPRENE EXTREME	Canada	Uniroyal Chemical Company, Inc. (Delaware)	Registered	1197341	18-Nov-2003	TMA627327	02-Dec-2004
CASORON	Canada	Uniroyal Chemical Company, Inc. (Delaware)	Registered	259942	22-Nov-1960	122329	26-May-1961

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
CAYTUR	Canada	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0000302108	19-Jan-1967	0000152752	25-Aug-1967
DEVICE (HEAD)	Canada	Uniroyal Chemical Company, Inc. (Delaware)	Registered	569059	09-Sep-1986	343744	12-Aug-1988
DIMILIN	Canada	Uniroyal Chemical Company, Inc. (Delaware)	Registered	406076	12-Jan-1977	227533	28-Apr-1978
DURAZONE	Canada	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0000660188	15-Jun-1990	TMA416853	17-Sep-1993
OPEX	Canada	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0000334282	30-Jun-1970	0000180161	17-Dec-1971
POLYBOND	Canada	Uniroyal Chemical Company, Inc. (Delaware)	Registered	453126	30-Apr-1980	0000286241	30-Dec-1983
POLYWET	Canada	Uniroyal Chemical Company, Inc. (Delaware)	Registered	638161	08-Aug-1989	371939	10-Aug-1990
RIBBON FLOW	Canada	Uniroyal Chemical Company, Inc. (Delaware)	Registered	1018520	10-Jun-1999	TMA538719	15-Dec-2000
RIBBON FLOW	Canada	Uniroyal Chemical Company, Inc. (Delaware)	Registered	798664	30-Nov-1995	TMA513980	05-Aug-1999

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
SOLITHANE	Canada	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0000255682	03-Mar-1960	120541	23-Dec-1960
SYNTON	Canada	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0000471434	16-Jun-1981	0000281001	30-Jun-1983
TERRA-COAT	Canada	Uniroyal Chemical Company, Inc. (Delaware)	Registered	360141	05-Jan-1973	194433	28-Sep-1973
TERRAZOLE	Canada	Uniroyal Chemical Company, Inc. (Delaware)	Registered	360142	01-Jan-1973	196470	28-Dec-1973
VIBRASPRAY	Canada	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0000439025	01-May-1979	0000259717	05-Jun-1981
WYTOX	Canada	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0000334284	30-Jun-1970	0000177473	06-Aug-1971
ACRAMITE	Chile	Uniroyal Chemical Company, Inc. (Delaware)	Registered	491736	30-Jun-2000	600956	02-Aug-2001
ACROMITE	Chile	Uniroyal Chemical Company, Inc. (Delaware)	Registered	472670	12-Jan-2000	570412	21-Jun-2000
ADIPRENE	Chile	Uniroyal Chemical Company, Inc. (Delaware)	Registered	328401	12-Jan-1996	455730	04-Jun-1996

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
ADIPRENE EXTREME	Chile	Uniroyal Chemical Company, Inc. (Delaware)	Registered	636289	04-Feb-2004	698455	20-Jul-2004
DEVICE (HEAD)	Chile	Uniroyal Chemical Company, Inc. (Delaware)	Registered	151293	11-Apr-1990	575496	31-Aug-1990
OMITE 30W	Chile	Uniroyal Chemical Company, Inc. (Delaware)	Registered	176943	23-May-1991	613716	27-Sep-1991
PANTERA	Chile	Uniroyal Chemical Company, Inc. (Delaware)	Registered	438986	18-Dec-1998	533585	28-Jan-1999
PLANTVAX	Chile	Uniroyal Chemical Company, Inc. (Delaware)	Registered	627428	29-Oct-2003	680269	03-Dec-2003
RIBBON FLOW	Chile	Uniroyal Chemical Company, Inc. (Delaware)	Registered	258137	08-Nov-1993	429770	05-Aug-1994
VIBRABOND	Chile	Uniroyal Chemical Company, Inc. (Delaware)	Registered	503471	04-Oct-2000	586835	27-Jun-2001
VIBRAPAIR	Chile	Uniroyal Chemical Company, Inc. (Delaware)	Registered	484238	27-Apr-2000	569151	08-Aug-2000
VIBRASPRAY	Chile	Uniroyal Chemical Company, Inc. (Delaware)	Registered	479580	21-Mar-2000	567254	08-Aug-2000

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
VIBRATHANE	Chile	Uniroyal Chemical Company, Inc. (Delaware)	Registered	452654	23-Jun-1999	545370	09-Sep-1999
WRM	Chile	Uniroyal Chemical Company, Inc. (Delaware)	Registered	491396	28-Jun-2000	574892	22-Sep-2000
CRUSOE	China (Peoples Republic)	Uniroyal Chemical Company, Inc. (Delaware)	Registered	A0002948	31-Oct-2005	871183	31-Oct-2005
ADIPRENE	Colombia	Uniroyal Chemical Company, Inc. (Delaware)	Registered	375218	12-Feb-1985	121669	22-Jun-1993
ADIPRENE EXTREME	Colombia	Uniroyal Chemical Company, Inc. (Delaware)	Registered	03 102464	20-Nov-2003	285428	21-Jul-2004
B-NINE	Colombia	Uniroyal Chemical Company, Inc. (Delaware)	Registered	52670	13-Jul-2000	240218	14-Aug-2001
CARBOVAX	Colombia	Uniroyal Chemical Company, Inc. (Delaware)	Registered	04068601	17-Aug-2004	305723	21-Sep-2005
DIMILIN	Colombia	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0099027874	06-May-1999	0000224962	22-Feb-2000
FAZOR	Colombia	Uniroyal Chemical Company, Inc. (Delaware)	Registered	52671	13-Jul-2000	240219	14-Aug-2001

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
FLORAMITE	Colombia	Uniroyal Chemical Company, Inc. (Delaware)	Registered	99050991	11-Aug-1999	228623	19-Jun-2000
FLUPRO	Colombia	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0001015785	28-Feb-2001	0000243530	29-Oct-2001
FUERA	Colombia	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0099011146	23-Feb-1999	0000224283	31-Dec-1999
OMITE	Colombia	Uniroyal Chemical Company, Inc. (Delaware)	Registered	295606	30-Nov-1988	159858	14-Apr-1994
OMITE	Colombia	Uniroyal Chemical Company, Inc. (Delaware)	Registered	92290481	08-Aug-1988	178605	27-Feb-1995
PANTERA	Colombia	Uniroyal Chemical Company, Inc. (Delaware)	Registered	287013	30-May-1988	131063	12-Oct-1990
PLANTVAX	Colombia	Uniroyal Chemical Company, Inc. (Delaware)	Registered	274443	11-Aug-1987	130918	26-Dec-1990
PROCURE	Colombia	Uniroyal Chemical Company, Inc. (Delaware)	Registered	03102465	20-Nov-2003	322513	19-Aug-2004
PRO-GRO	Colombia	Uniroyal Chemical Company, Inc. (Delaware)	Registered	99078018	14-Dec-1999	230078	26-Sep-2000

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
PROVAX	Colombia	Uniroyal Chemical Company, Inc. (Delaware)	Registered	04005036	23-Jan-2004	354352	27-Sep-2004
RIBBON FLOW	Colombia	Uniroyal Chemical Company, Inc. (Delaware)	Registered	418046	11-Nov-1993	160158	29-Apr-1994
ROYAL MH-30	Colombia	Uniroyal Chemical Company, Inc. (Delaware)	Registered	364406	06-Aug-1981	118731	24-Aug-1987
ROYALFLO	Colombia	Uniroyal Chemical Company, Inc. (Delaware)	Registered	095016246	20-Apr-1995	178313	08-Aug-1995
ROYALTAC	Colombia	Uniroyal Chemical Company, Inc. (Delaware)	Registered	99078019	14-Dec-1999	240318	13-Aug-2001
ROYALTAC	Colombia	Uniroyal Chemical Company, Inc. (Delaware)	Registered	099078/022	14-Dec-1999	229157	06-Sep-2000
TEDION V18	Colombia	Uniroyal Chemical Company, Inc. (Delaware)	Registered		20-Mar-1959	44577	11-Oct-1959
TERRAGUARD	Colombia	Uniroyal Chemical Company, Inc. (Delaware)	Registered	03102467	20-Nov-2003	285429	21-Jul-2004
TERRAZOLE	Colombia	Uniroyal Chemical Company, Inc. (Delaware)	Registered	4003663	20-Jan-2004	286077	30-Jul-2004

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
WRM	Colombia	Uniroyal Chemical Company, Inc. (Delaware)	Registered	408973	20-Sep-1993	160128	22-Apr-1994
WRM	Colombia	Uniroyal Chemical Company, Inc. (Delaware)	Registered	408974	20-Aug-1993	160127	22-Apr-1994
ADIPRENE EXTREME	Costa Rica	Uniroyal Chemical Company, Inc. (Delaware)	Registered	8386-2003	21-Nov-2003	1468451	27-Apr-2004
DEVICE (HEAD OF GRAIN)	Costa Rica	Uniroyal Chemical Company, Inc. (Delaware)	Registered	1900-7866605	27-Aug-1991	78666	05-Mar-1992
FALONE	Costa Rica	Uniroyal Chemical Company, Inc. (Delaware)	Registered	1999-10326	13-Dec-1999	120307	08-Jun-2000
FAZOR	Costa Rica	Uniroyal Chemical Company, Inc. (Delaware)	Pending	0000001445	12-Jul-2001
FAZOR SG	Costa Rica	Uniroyal Chemical Company, Inc. (Delaware)	Registered	2000-4468	06-Jun-2000	128687	01-Oct-2001
FLORAMITE	Costa Rica	Uniroyal Chemical Company, Inc. (Delaware)	Registered	2003-0009227	19-Dec-2003	148724	26-Jul-2004
FLUPRO	Costa Rica	Uniroyal Chemical Company, Inc. (Delaware)	Registered	2001-01522	26-Feb-2001	128554	26-Sep-2001

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
MH-30	Costa Rica	Uniroyal Chemical Company, Inc. (Delaware)	Registered	1900-2784701	16-Apr-1963	27847	09-Jul-1963
MICROMITE	Costa Rica	Uniroyal Chemical Company, Inc. (Delaware)	Registered	04832-2001	22-Jun-2001	131235	18-Jan-2002
OMITE 30W	Costa Rica	Uniroyal Chemical Company, Inc. (Delaware)	Registered	1997-6699	16-Sep-1997	106562	25-Feb-1998
PANTERA	Costa Rica	Uniroyal Chemical Company, Inc. (Delaware)	Registered	1999-5127	25-Jun-1999	144509	20-Feb-2004
PLANTVAX	Costa Rica	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0012230	30-Mar-1984	64518	02-Oct-1984
PROCURE	Costa Rica	Uniroyal Chemical Company, Inc. (Delaware)	Registered	8257-2003	19-Nov-2003	146836	16-Apr-2004
RMH 30	Costa Rica	Uniroyal Chemical Company, Inc. (Delaware)	Registered	14290	20-Mar-1985	65693	17-Sep-1985
TERRA-COAT	Costa Rica	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0082128	27-Aug-1991	88397	13-Sep-1994
TERRAGUARD	Costa Rica	Uniroyal Chemical Company, Inc. (Delaware)	Registered	8256-2003	19-Nov-2003	146837	26-Apr-2004

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
TERRAZOLE	Costa Rica	Uniroyal Chemical Company, Inc. (Delaware)	Registered	78619	27-Aug-1991	80920	02-Oct-1992
TERRAZOLE 35W	Costa Rica	Uniroyal Chemical Company, Inc. (Delaware)	Registered	84425	08-Feb-1993	85725	24-Jan-1994
VITAVAX 300	Costa Rica	Uniroyal Chemical Company, Inc. (Delaware)	Registered	75872	27-Aug-1991	78471	19-Feb-1992
CRUSOE	Croatia	Uniroyal Chemical Company, Inc. (Delaware)	Registered	A0002948	31-Oct-2005	871183	31-Oct-2005
RIBBON FLOW	Croatia	Uniroyal Chemical Company, Inc. (Delaware)	Registered	Z381-04/93	09-Nov-1993	000Z934092	01-Aug-1997
TRIMENE BASE	Croatia	Uniroyal Chemical Company, Inc. (Delaware)	Registered	00Z942268N	09-Nov-1994	000Z942268	23-Nov-1995
ADIPRENE	Czech Republic	Uniroyal Chemical Company, Inc. (Delaware)	Registered	000054006	07-Jan-1985	166243	09-Jun-1986
ADOBE	Czech Republic	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0000164425	16-Feb-2001	224179	23-May-2002
ALLEGIANCE	Czech Republic	Uniroyal Chemical Company, Inc. (Delaware)	Registered	151572	03-Feb-2000	232991	24-Apr-2001

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
CRUSOE	Czech Republic	Uniroyal Chemical Company, Inc. (Delaware)	Registered	164657	22-Feb-2001	241315	21-Feb-2002
FLEXZONE	Czech Republic	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0000042327	27-Sep-1968	159170	04-Aug-1969
JAG	Czech Republic	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0OZ 173557	09-Nov-2001	0000246835	26-Aug-2002
POLYBOND	Czech Republic	Uniroyal Chemical Company, Inc. (Delaware)	Registered	9267283	16-Mar-1992	0000176303	12-May-1994
POLYLOC	Czech Republic	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0000169645	16-Jul-2001	000242741	22-Mar-2002
RIBBON FLOW	Czech Republic	Uniroyal Chemical Company, Inc. (Delaware)	Registered	84753	02-Dec-1993	183589	29-Mar-1995
SCREEN	Czech Republic	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0000164424	16-Feb-2001	244178	23-May-2002
TRIMENE BASE	Czech Republic	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0000043236	27-Sep-1968	158690	20-Feb-1969
VORTEX	Czech Republic	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0OZ 173555	09-Nov-2001	0000246834	26-Aug-2002

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
ACRAMITE	Denmark	Uniroyal Chemical Company, Inc. (Delaware)	Registered	VA2001 00548	06-Feb-2001	VR200100877	19-Feb-2001
ADIPRENE	Denmark	Uniroyal Chemical Company, Inc. (Delaware)	Registered	VA195401218	20-May-1954	VR195501289	23-Jul-1955
ANTERGON	Denmark	Uniroyal Chemical Company, Inc. (Delaware)	Registered	VA195301713	31-Jul-1953	VR195400045	16-Jan-1954
CASORON	Denmark	Uniroyal Chemical Company, Inc. (Delaware)	Registered	VA198708726	29-Dec-1987	VR199000797	16-Feb-1990
CRUSOE	Denmark	Uniroyal Chemical Company, Inc. (Delaware)	Registered	A0002948	31-Oct-2005	871183	31-Oct-2005
DIMILIN	Denmark	Uniroyal Chemical Company, Inc. (Delaware)	Registered	VA197902549	21-Jun-1979	VR198000410	18-Jan-1980
FLORAMITE	Denmark	Uniroyal Chemical Company, Inc. (Delaware)	Registered	VA2001 00550	06-Feb-2001	VR200101225	13-Mar-2001
PLANTVAX 75	Denmark	Uniroyal Chemical Company, Inc. (Delaware)	Registered	VA197200906	10-Mar-1972	VR197301640	22-Jun-1973
POLYBOND	Denmark	Uniroyal Chemical Company, Inc. (Delaware)	Registered	1714/92	09-Mar-1992	0007165/92	31-Jul-1992

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
SCREEN	Denmark	Uniroyal Chemical Company, Inc. (Delaware)	Registered	VA2001 02991	10-Aug-2001	VR2001 03551	27-Aug-2001
TERRAZOLE	Denmark	Uniroyal Chemical Company, Inc. (Delaware)	Registered	VA197300010	02-Jan-1973	VR197302540	24-Aug-1973
VITAVAX	Denmark	Uniroyal Chemical Company, Inc. (Delaware)	Registered	VA196702148	12-Jun-1967	VR197200187	21-Jan-1972
ADIPRENE EXTREME	Ecuador	Uniroyal Chemical Company, Inc. (Delaware)	Registered	130176	14-Nov-2003	28931	18-Feb-2004
FAZOR	Ecuador	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0000115537	13-Jul-2001	18225	12-Apr-2002
FUERA	Ecuador	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0000094229	22-Feb-1999	2309	10-May-2000
PROCURE	Ecuador	Uniroyal Chemical Company, Inc. (Delaware)	Registered	139177	14-Nov-2003	28931	18-Feb-2004
TERRAGUARD	Ecuador	Uniroyal Chemical Company, Inc. (Delaware)	Registered	139175	14-Nov-2003	27830	18-Feb-2004
FAZOR	El Salvador	Uniroyal Chemical Company, Inc. (Delaware)	Registered	16576-2001	31-Jul-2001	114 BOOK 183	03-May-2004

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
FLUPRO	El Salvador	Uniroyal Chemical Company, Inc. (Delaware)	Registered	E-12057-2001	09-Mar-2001	77/163	29-Nov-2002
FUERA	El Salvador	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0001441-99	04-Mar-1999	00201	07-Aug-2000
MH-30	El Salvador	Uniroyal Chemical Company, Inc. (Delaware)	Registered		03-Jan-1989	000079/134	20-Jan-1993
PANTERA	El Salvador	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0004305-99	02-Jul-1999	00217	11-Aug-2000
KEMIKAR	Estonia	Uniroyal Chemical Company, Inc. (Delaware)	Registered	9301107	26-Feb-1993	9894	06-Apr-1994
ADIPRENE EXTREME	European Community	Uniroyal Chemical Company, Inc. (Delaware)	Registered	3537313	13-Nov-2003	3537313	29-Apr-2005
RELOADED	European Community	Uniroyal Chemical Company, Inc. (Delaware)	Registered	3476967	30-Oct-2003	3476967	16-Jun-2005
ACRAMITE	Finland	Uniroyal Chemical Company, Inc. (Delaware)	Registered	T2001001511	09-Feb-2001	223028	15-Feb-2002
ADIPRENE	Finland	Uniroyal Chemical Company, Inc. (Delaware)	Registered	1580/210-54	31-Aug-1954	0000029805	31-Jan-1956

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
B-NINE	Finland	Uniroyal Chemical Company, Inc. (Delaware)	Registered	3894/70	17-Jun-1970	61908	24-Jan-1974
CRUSOE	Finland	Uniroyal Chemical Company, Inc. (Delaware)	Registered	A0002948	31-Oct-2005	871183	31-Oct-2005
DEVICE (HEAD)	Finland	Uniroyal Chemical Company, Inc. (Delaware)	Registered	T199002044	17-Apr-1990	0000116040	07-Jan-1992
DIMILIN	Finland	Uniroyal Chemical Company, Inc. (Delaware)	Registered	2601/79	17-May-1979	79385	05-Nov-1981
DU-DIM	Finland	Uniroyal Chemical Company, Inc. (Delaware)	Registered	T197704873	02-Nov-1977	76964	20-Mar-1981
FLORAMITE	Finland	Uniroyal Chemical Company, Inc. (Delaware)	Registered	T200100510	09-Feb-2001	223027	15-Feb-2002
POLYBOND	Finland	Uniroyal Chemical Company, Inc. (Delaware)	Registered	1089/92	06-Mar-1992	128454	05-Oct-1993
RIBBON FLOW	Finland	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0004888/93	29-Oct-1993	134103	05-Sep-1994
SYNTON	Finland	Uniroyal Chemical Company, Inc. (Delaware)	Registered	T198200784	04-Feb-1982	0000106650	05-Mar-1990

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
VITAVAX	Finland	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0000002252	07-Jun-1967	0000058928	15-Nov-1971
ACRAMITE	France	Uniroyal Chemical Company, Inc. (Delaware)	Registered	3037822	29-Jun-2000	3037822	01-Dec-2000
ADIPRENE	France	Uniroyal Chemical Company, Inc. (Delaware)	Registered	114679	03-Mar-1989	1517523	03-Mar-1989
ADOBE	France	Uniroyal Chemical Company, Inc. (Delaware)	Registered	13083429	16-Feb-2001	3083429	20-Jul-2001
ALANAP	France	Uniroyal Chemical Company, Inc. (Delaware)	Registered	196134	16-Mar-1990	1580723	16-Mar-1990
ALAR	France	Uniroyal Chemical Company, Inc. (Delaware)	Registered	201090	06-Apr-1990	1585420	06-Apr-1990
ALLEGIANCE	France	Uniroyal Chemical Company, Inc. (Delaware)	Registered	3004128	28-Jan-2000	3004128	28-Jan-2000
AMINOX	France	Uniroyal Chemical Company, Inc. (Delaware)	Registered	941905	13-Jul-1988	1477416	13-Jul-1988
ARANOX	France	Uniroyal Chemical Company, Inc. (Delaware)	Registered	941921	13-Jul-1988	1477432	13-Jul-1988

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
ASSAULT	France	Uniroyal Chemical Company, Inc. (Delaware)	Registered	13130033	07-Nov-2001	13130033	12-Apr-2002
BLE	France	Uniroyal Chemical Company, Inc. (Delaware)	Registered	941917	13-Jul-1988	1477428	13-Jul-1988
B-NINE	France	Uniroyal Chemical Company, Inc. (Delaware)	Registered	131532	19-May-1989	1531981	19-May-1989
CRUSOE	France	Uniroyal Chemical Company, Inc. (Delaware)	Registered	13087941	09-Mar-2001	1 3087941	17-Aug-2001
DEVICE	France	Uniroyal Chemical Company, Inc. (Delaware)	Registered	3013482	10-Mar-2000	3013482	03-Oct-2000
FAZOR	France	Uniroyal Chemical Company, Inc. (Delaware)	Registered	673505	11-Aug-1983	1243213	19-May-1993
FLEXAMINE	France	Uniroyal Chemical Company, Inc. (Delaware)	Registered	941904	13-Jul-1988	1477415	13-Jul-1988
FLORAMITE	France	Uniroyal Chemical Company, Inc. (Delaware)	Registered	3080477	02-Feb-2001	3080477	06-Jul-2001
HEPTEEN	France	Uniroyal Chemical Company, Inc. (Delaware)	Registered	941901	13-Jul-1988	1477412	13-Jul-1988

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
HERBARON G	France	Uniroyal Chemical Company, Inc. (Delaware)	Registered	23160884	22-Apr-2002	23160884	27-Sep-2002
JAG	France	Uniroyal Chemical Company, Inc. (Delaware)	Registered	13130031	06-Nov-2001	13130031	12-Apr-2002
LANGIS	France	Uniroyal Chemical Company, Inc. (Delaware)	Registered	13120065	07-Sep-2001	13120065	07-Nov-2001
MONEX	France	Uniroyal Chemical Company, Inc. (Delaware)	Registered		18-Oct-1983	1248606	19-Jul-1993
NAUGALUBE	France	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0000941909	13-Jul-1988	1477420	13-Jul-1988
NAUGAWHITE	France	Uniroyal Chemical Company, Inc. (Delaware)	Registered	718577	23-Oct-1984	1287565	21-Jul-1994
NEMAREX	France	Uniroyal Chemical Company, Inc. (Delaware)	Registered	3080732	05-Feb-2001	3080732	13-Jul-2001
PERLOT	France	Uniroyal Chemical Company, Inc. (Delaware)	Registered	033260408	03-Dec-2003	033260408	07-May-2004
POLYBOND	France	Uniroyal Chemical Company, Inc. (Delaware)	Registered	195587	15-Mar-1990	1580317	15-Mar-1990

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
POLYGARD	France	Uniroyal Chemical Company, Inc. (Delaware)	Registered	314985	22-Oct-1991	1700774	22-Oct-1991
POLYLOC	France	Uniroyal Chemical Company, Inc. (Delaware)	Registered	131118195	27-Aug-2001	13118195	01-Feb-2002
RIBBON FLOW	France	Uniroyal Chemical Company, Inc. (Delaware)	Registered		04-Nov-1993	93490795	04-Nov-1993
ROYAL SLO-GRO	France	Uniroyal Chemical Company, Inc. (Delaware)	Registered		03-Sep-1982	1212293	27-May-1992
SCREEN	France	Uniroyal Chemical Company, Inc. (Delaware)	Registered	13116254	09-Aug-2001	13116254	11-Feb-2002
SIGNAL	France	Uniroyal Chemical Company, Inc. (Delaware)	Registered	3013849	13-Mar-2000	3013849	13-Mar-2000
SOLITHANE	France	Uniroyal Chemical Company, Inc. (Delaware)	Registered	940765	08-Jul-1988	1475872	08-Jul-1988
SUNPROOF	France	Uniroyal Chemical Company, Inc. (Delaware)	Registered	941911	13-Jul-1988	1477422	13-Jul-1988
THIOSTOP	France	Uniroyal Chemical Company, Inc. (Delaware)	Registered	941907	13-Jul-1988	1477418	13-Jul-1988

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
TRIMENE	France	Uniroyal Chemical Company, Inc. (Delaware)	Registered	941922	13-Jul-1988	1477433	13-Jul-1988
TRIVAX	France	Uniroyal Chemical Company, Inc. (Delaware)	Registered	955073	16-Sep-1988	1489097	16-Sep-1988
TUEX	France	Uniroyal Chemical Company, Inc. (Delaware)	Registered	941906	13-Jul-1988	1477417	13-Jul-1988
UNISOL G	France	Uniroyal Chemical Company, Inc. (Delaware)	Registered	213160886	22-Apr-2002	213160886	27-Sep-2002
VIBRABOND	France	Uniroyal Chemical Company, Inc. (Delaware)	Registered	277243	29-Mar-1991	1653311	29-Mar-1991
VIBRASPRAY	France	Uniroyal Chemical Company, Inc. (Delaware)	Registered	277242	29-Mar-1981	1653310	29-Mar-1991
VIBRATHANE	France	Uniroyal Chemical Company, Inc. (Delaware)	Registered	955071	10-Aug-1968	1489095	01-Sep-1988
VORTEX	France	Uniroyal Chemical Company, Inc. (Delaware)	Registered	13130036	06-Nov-2001	13130036	12-Apr-2002
ACRAMITE	Germany	Uniroyal Chemical Company, Inc. (Delaware)	Registered	300480849	28-Jun-2000	30048084.9	12-Dec-2000

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
ADIPRENE	Germany	Uniroyal Chemical Company, Inc. (Delaware)	Registered		15-Aug-1963	816438	25-Feb-1966
ADOBE	Germany	Uniroyal Chemical Company, Inc. (Delaware)	Registered	30110640.105	16-Feb-2001	30110640.1	11-Dec-2001
ALLEGIANCE	Germany	Uniroyal Chemical Company, Inc. (Delaware)	Registered	30034498805	05-May-2000	30034498.8	04-Aug-2000
ASSAULT	Germany	Uniroyal Chemical Company, Inc. (Delaware)	Registered	30164213.3/5	07-Nov-2001	30163213.3	12-Sep-2002
DIMILIN	Germany	Uniroyal Chemical Company, Inc. (Delaware)	Registered	P23208/5	29-Aug-1975	950637	27-Oct-1976
FAZOR	Germany	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0000006112	27-Jul-1983	1062053	09-Apr-1984
FLEXZONE	Germany	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0000U 1548	28-Jan-1960	753716	11-Oct-1961
FLORAMITE	Germany	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0301070407	02-Feb-2001	30107040.7	06-Sep-2001
JAG	Germany	Uniroyal Chemical Company, Inc. (Delaware)	Registered	30164212.5/5	07-Nov-2001	30164212	12-Sep-2002

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
NAUGALUBE	Germany	Uniroyal Chemical Company, Inc. (Delaware)	Registered		30-Apr-1981	1030412	30-Mar-1982
NAUGAWHITE	Germany	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0000U 1547	28-Jan-1960	753511	04-Oct-1961
OMITE	Germany	Uniroyal Chemical Company, Inc. (Delaware)	Registered	2810	17-Feb-1967	904665	19-Apr-1973
POLYBOND	Germany	Uniroyal Chemical Company, Inc. (Delaware)	Registered	37638/1WZ	20-Mar-1980	1018443	27-May-1981
POLYLOC	Germany	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0030140261	04-Jul-2001	3014026.1	07-May-2002
RIBBON FLOW	Germany	Uniroyal Chemical Company, Inc. (Delaware)	Registered	U9149/1 WZ	01-Nov-1993	2908836	11-Jul-1995
SCREEN	Germany	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0301476144	06-Aug-2001	0301476144	03-May-2002
TRIVAX	Germany	Uniroyal Chemical Company, Inc. (Delaware)	Registered		29-Jul-1978	999746	26-Mar-1980
VIBRABOND	Germany	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0U5343/1WZ	23-Oct-1979	1001255	24-Apr-1980

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
VIBRASPRAY	Germany	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0000005239	02-May-1979	1001759	08-May-1980
VORTEX	Germany	Uniroyal Chemical Company, Inc. (Delaware)	Registered	30164214.1/5	07-Nov-2001	30164214.1	12-Sep-2002
CATAPULT	Greece	Uniroyal Chemical Company, Inc. (Delaware)	Registered	67623	18-Nov-1980	67623	17-Jul-1982
CRUSOE	Greece	Uniroyal Chemical Company, Inc. (Delaware)	Registered	A0002948	31-Oct-2005	871183	31-Oct-2005
DEVICE (HEAD OF GRAIN)	Greece	Uniroyal Chemical Company, Inc. (Delaware)	Registered	61936	08-Sep-1978	61936	19-Feb-1980
MICROMITE	Greece	Uniroyal Chemical Company, Inc. (Delaware)	Registered	64651	27-Sep-1979	64651	17-Aug-1981
TERRA-COAT	Greece	Uniroyal Chemical Company, Inc. (Delaware)	Registered	49651	02-Jan-1973	49651	17-Nov-1973
DIMILIN	Guatemala	Uniroyal Chemical Company, Inc. (Delaware)	Registered	58829	19-Jul-1979	43773	28-Jul-1982
EVER SHIELD	Guatemala	Uniroyal Chemical Company, Inc. (Delaware)	Registered	2004-541	09-Mar-2004	27367	23-Oct-1983

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
FAZOR	Guatemala	Uniroyal Chemical Company, Inc. (Delaware)	Registered	2003-7968	05-Nov-2003	130720	12-Jul-2004
FLUPRO	Guatemala	Uniroyal Chemical Company, Inc. (Delaware)	Registered	2001-1568	09-Mar-2001	118916	22-Jul-2002
FUERA	Guatemala	Uniroyal Chemical Company, Inc. (Delaware)	Registered	1999-2120	17-Mar-1999	101072	07-Dec-1999
MH-30	Guatemala	Uniroyal Chemical Company, Inc. (Delaware)	Registered	2004-542	09-Mar-2004	15065	26-May-1964
ADOBE	Hungary	Uniroyal Chemical Company, Inc. (Delaware)	Registered	M0101108	20-Feb-2001	169494	27-Mar-2002
ALLEGIANCE	Hungary	Uniroyal Chemical Company, Inc. (Delaware)	Registered	M00 00546	03-Feb-2000	161249	11-Jul-2000
CRUSOE	Hungary	Uniroyal Chemical Company, Inc. (Delaware)	Registered	M0101133	21-Feb-2001	168297	10-Jan-2002
JAG	Hungary	Uniroyal Chemical Company, Inc. (Delaware)	Registered	M01 05767	08-Nov-2001	176865	20-Oct-2003
POLYBOND	Hungary	Uniroyal Chemical Company, Inc. (Delaware)	Registered	M9201363	11-Mar-1992	135799	11-Mar-1992

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
POLYLOC	Hungary	Uniroyal Chemical Company, Inc. (Delaware)	Registered	M0104024	19-Jul-2001	172782	28-Oct-2002
SCREEN	Hungary	Uniroyal Chemical Company, Inc. (Delaware)	Registered	M0101109	20-Feb-2001	169493	27-Mar-2002
SIGNAL	Hungary	Uniroyal Chemical Company, Inc. (Delaware)	Registered	M01 00639	31-Jan-2001	172225	26-Sep-2002
TRIMENE BASE	Hungary	Uniroyal Chemical Company, Inc. (Delaware)	Registered	111687	21-Oct-1968	120525	14-Jul-1978
VORTEX	Hungary	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0M01 05766	08-Nov-2001	176505	10-Sep-2003
POLYBOND	Iceland	Uniroyal Chemical Company, Inc. (Delaware)	Registered	190/1992	06-Mar-1992	00945/1992	25-Sep-1992
ACRAMITE	India	Uniroyal Chemical Company, Inc. (Delaware)	Registered	1301609	10-Aug-2004	1301609	26-Nov-2005
ADEPT	India	Uniroyal Chemical Company, Inc. (Delaware)	Registered	775338	24-Oct-1997	775338	24-Oct-1997
ADIPRENE	India	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0000812458	29-Jul-1998	812458	05-Nov-2003

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
ADIPRENE EXTREME	India	Uniroyal Chemical Company, Inc. (Delaware)	Registered	1250501	19-Nov-2003	1250501	19-Nov-2003
DIMILIN	India	Uniroyal Chemical Company, Inc. (Delaware)	Registered	1067242	18-Dec-2001	1067242	18-Dec-2001
DU-DIM	India	Uniroyal Chemical Company, Inc. (Delaware)	Registered	00484470	21-Jan-1988	484470	21-Jan-1988
FLORAMITE	India	Uniroyal Chemical Company, Inc. (Delaware)	Registered	1301608	08-Aug-2004	1301608	26-Nov-2005
OMITE	India	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0000240669	21-Feb-1967	240669	21-Feb-1967
PLANTVAX	India	Uniroyal Chemical Company, Inc. (Delaware)	Registered	278574	28-Feb-1972	278574	05-Oct-1973
POLYLOC	India	Uniroyal Chemical Company, Inc. (Delaware)	Registered	1023435	05-Jul-2001	1023435	05-Jul-2001
PROVAX	India	Uniroyal Chemical Company, Inc. (Delaware)	Registered	494029	07-Jul-1988	494029	13-Aug-1996
TEDION V18	India	Uniroyal Chemical Company, Inc. (Delaware)	Registered	169863	11-Jul-1955	169863	14-Sep-1956

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
TRIVAX	India	Uniroyal Chemical Company, Inc. (Delaware)	Registered	766085	07-Aug-1997	766085	07-Aug-1997
VIBRATHANE	India	Uniroyal Chemical Company, Inc. (Delaware)	Registered	811390	22-Jul-1998	811390	22-Jul-1998
VITAVAX	India	Uniroyal Chemical Company, Inc. (Delaware)	Registered	242646	13-Jun-1967	242646	13-Jun-1967
DIMILIN	Iran	Uniroyal Chemical Company, Inc. (Delaware)	Registered	89073	23-Nov-1985	60159	02-Mar-1986
DIMILIN (IN FARSI)	Iran	Uniroyal Chemical Company, Inc. (Delaware)	Registered	111234	05-Feb-1994	72742	07-May-1994
ACRAMITE	Ireland	Uniroyal Chemical Company, Inc. (Delaware)	Registered	02411/2000	30-Jun-2000	218327	31-Oct-2001
CASORON	Ireland	Uniroyal Chemical Company, Inc. (Delaware)	Registered	62338	31-May-1960	62338	03-Aug-1961
CRUSOE	Ireland	Uniroyal Chemical Company, Inc. (Delaware)	Registered	A0002948	31-Oct-2005	871183	31-Oct-2005
DU-DIM	Ireland	Uniroyal Chemical Company, Inc. (Delaware)	Registered	109/88	11-Jan-1988	126513	25-Jul-1989

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
FAZOR	Ireland	Uniroyal Chemical Company, Inc. (Delaware)	Registered		27-Jul-1983	108467	29-Mar-1985
FLORAMITE	Ireland	Uniroyal Chemical Company, Inc. (Delaware)	Registered	000699/2001	05-Mar-2001	220637	10-Jun-2002
JAG	Ireland	Uniroyal Chemical Company, Inc. (Delaware)	Registered	03439/2001	07-Nov-2001	223198	09-Dec-2002
MAXTRON	Ireland	Uniroyal Chemical Company, Inc. (Delaware)	Registered		13-Apr-1984	111311	30-Aug-1985
MIST-O-MATIC	Ireland	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0000061830	26-Nov-1959	61830	03-Dec-1960
MIST-O-MATIC	Ireland	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0000061831	26-Nov-1959	61831	03-Dec-1960
NEMAREX	Ireland	Uniroyal Chemical Company, Inc. (Delaware)	Registered	00457/2001	08-Feb-2001	220332	13-May-2002
RIBBON FLOW	Ireland	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0005198/93	28-Oct-1993	157896	26-Jan-1996
ROYALFLO	Ireland	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0005883/94	26-Sep-1994	165629	14-May-1996

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
VITAFLO	Ireland	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0005884/94	26-Sep-1994	164721	13-May-1996
VORTEX	Ireland	Uniroyal Chemical Company, Inc. (Delaware)	Registered	03437/2001	07-Nov-2001	000222935	28-Nov-2002
ALAR	Israel	Uniroyal Chemical Company, Inc. (Delaware)	Registered		22-Aug-1965	24961	02-Feb-1967
ANDALIN	Israel	Uniroyal Chemical Company, Inc. (Delaware)	Registered	70810	03-Nov-1988	70810	31-May-1992
CASORON	Israel	Uniroyal Chemical Company, Inc. (Delaware)	Registered		03-Mar-1966	25676	27-Nov-1967
DIMILIN	Israel	Uniroyal Chemical Company, Inc. (Delaware)	Registered		17-Feb-1978	45520	25-May-1980
MICROMITE	Israel	Uniroyal Chemical Company, Inc. (Delaware)	Registered		06-Sep-1979	48575	08-Aug-1982
OMITE	Israel	Uniroyal Chemical Company, Inc. (Delaware)	Registered		25-Feb-1970	31684	09-Jan-1972
TEDION V18	Israel	Uniroyal Chemical Company, Inc. (Delaware)	Registered	14785	04-Mar-1955	14785	22-Jul-1956

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
TRIVAX	Israel	Uniroyal Chemical Company, Inc. (Delaware)	Registered	46323	31-Jul-1978	46323	20-Jan-1981
VITAVAX	Israel	Uniroyal Chemical Company, Inc. (Delaware)	Registered		09-Jun-1967	0000027390	15-May-1970
ACRAMITE	Italy	Uniroyal Chemical Company, Inc. (Delaware)	Registered	21442000TO	29-Jun-2000	924788	15-Jun-2004
ADIPRENE	Italy	Uniroyal Chemical Company, Inc. (Delaware)	Registered	120990	24-May-1954	682625	22-Jan-1955
ADOBE	Italy	Uniroyal Chemical Company, Inc. (Delaware)	Registered	2001C000593	16-Feb-2001	944081	10-Nov-2004
ALANAP	Italy	Uniroyal Chemical Company, Inc. (Delaware)	Registered	165793	23-Jan-1961	383219	30-Jun-1964
ALAR	Italy	Uniroyal Chemical Company, Inc. (Delaware)	Registered	095C002407	25-Jul-1995	717904	17-Jul-1997
ALLEGIANCE	Italy	Uniroyal Chemical Company, Inc. (Delaware)	Registered	2000C000248	02-Feb-2000	908252	22-Sep-2003
AMINOX	Italy	Uniroyal Chemical Company, Inc. (Delaware)	Registered	098C001383	03-May-1978	816191	19-Jun-1985

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
ASSAULT	Italy	Uniroyal Chemical Company, Inc. (Delaware)	Registered	2001C003927	13-Dec-2001	947244	29-Nov-2004
BIK	Italy	Uniroyal Chemical Company, Inc. (Delaware)	Registered	092C001147	01-Jun-1992	0000635175	23-Nov-1994
BLE	Italy	Uniroyal Chemical Company, Inc. (Delaware)	Registered	098C001225	28-Aug-1958	816054	11-Aug-1959
B-NINE	Italy	Uniroyal Chemical Company, Inc. (Delaware)	Registered	208032	30-Jul-1964	683234	11-May-1967
CAYTUR	Italy	Uniroyal Chemical Company, Inc. (Delaware)	Registered	097C000987	10-Apr-1997	793026	25-Oct-1999
CRUSOE	Italy	Uniroyal Chemical Company, Inc. (Delaware)	Registered	2001C000668	22-Feb-2001	944150	11-Nov-2004
DU-DIM	Italy	Uniroyal Chemical Company, Inc. (Delaware)	Registered	18429C/77	28-Apr-1977	789322	18-Mar-1985
FLORAMITE	Italy	Uniroyal Chemical Company, Inc. (Delaware)	Registered	02001C000482	08-Feb-2001	943980	10-Nov-2004
JAG	Italy	Uniroyal Chemical Company, Inc. (Delaware)	Registered	2001C003532	14-Nov-2001	946873	26-Nov-2004

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
METHAZATE	Italy	Uniroyal Chemical Company, Inc. (Delaware)	Registered	092C000505	10-Mar-1992	0000634617	21-Nov-1994
MH	Italy	Uniroyal Chemical Company, Inc. (Delaware)	Registered	39865-C/83	09-Mar-1963	998409	29-Oct-1966
MICROMITE	Italy	Uniroyal Chemical Company, Inc. (Delaware)	Registered	02000C001589	17-May-2000	883728	04-Mar-2003
NAUGALUBE	Italy	Uniroyal Chemical Company, Inc. (Delaware)	Registered	092C000452	13-Sep-1992	0000634570	21-Nov-1994
NAUGAWHITE	Italy	Uniroyal Chemical Company, Inc. (Delaware)	Registered	099C003646	24-Nov-1999	883728	04-Mar-2003
NEMAREX	Italy	Uniroyal Chemical Company, Inc. (Delaware)	Registered	2001C000592	16-Feb-2001	944080	10-Nov-2004
OCTAMINE	Italy	Uniroyal Chemical Company, Inc. (Delaware)	Registered	096C002816	23-Oct-1996	754204	20-Aug-1998
OMITE	Italy	Uniroyal Chemical Company, Inc. (Delaware)	Registered	097C000095	17-Jan-1997	792086	04-Oct-1999
POLYBOND	Italy	Uniroyal Chemical Company, Inc. (Delaware)	Registered	2000C0003343	13-Oct-2000	0000401214	12-Feb-1986

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
POLYGARD	Italy	Uniroyal Chemical Company, Inc. (Delaware)	Registered	096C002815	23-Oct-1996	754203	20-Aug-1998
POLYLOC	Italy	Uniroyal Chemical Company, Inc. (Delaware)	Registered	2001C002330	09-Jul-2001	1040483	27-Feb-2007
RIBBON FLOW	Italy	Uniroyal Chemical Company, Inc. (Delaware)	Registered	002123	05-Nov-1993	665579	19-Dec-1995
SCREEN	Italy	Uniroyal Chemical Company, Inc. (Delaware)	Pending	2001C002733	14-Aug-2001
SUNPROOF	Italy	Uniroyal Chemical Company, Inc. (Delaware)	Registered	098C001220	28-Aug-1958	816049	24-Sep-1959
TERRA-COAT	Italy	Uniroyal Chemical Company, Inc. (Delaware)	Registered	092C002225	16-Nov-1992	0000636071	25-Nov-1994
TERRAZOLE	Italy	Uniroyal Chemical Company, Inc. (Delaware)	Registered	285918	19-Sep-1972	635075	03-Dec-1974
THIOSTOP	Italy	Uniroyal Chemical Company, Inc. (Delaware)	Registered	098C01212	28-Aug-1958	816042	11-Aug-1959
TRIMENE BASE	Italy	Uniroyal Chemical Company, Inc. (Delaware)	Registered	098C000607	28-Aug-1958	815501	30-May-2000

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
TRIVAX	Italy	Uniroyal Chemical Company, Inc. (Delaware)	Registered	098C000608	24-Feb-1998	815502	30-May-2000
TUEX	Italy	Uniroyal Chemical Company, Inc. (Delaware)	Registered	098C000609	28-Aug-1958	815503	30-May-2000
VIBRABOND	Italy	Uniroyal Chemical Company, Inc. (Delaware)	Registered	099C002745	07-Sep-1999	882692	04-Feb-2003
VIBRASPRAY	Italy	Uniroyal Chemical Company, Inc. (Delaware)	Registered	T099C000869	14-May-1979	872028	02-Oct-1985
VORTEX	Italy	Uniroyal Chemical Company, Inc. (Delaware)	Registered	2001C003928	13-Dec-2001	947245	29-Nov-2004
ADIPRENE	Japan	Uniroyal Chemical Company, Inc. (Delaware)	Registered	2007-525280		513672	10-Feb-1958
ADIPRENE EXTREME	Japan	Uniroyal Chemical Company, Inc. (Delaware)	Registered	2004-010338	05-Feb-2004	4798566	27-Aug-2004
ARANOX & KATAKANA EQUIVALENT	Japan	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0703412/92	14-Apr-1965	965476	31-May-1972
CASORON	Japan	Uniroyal Chemical Company, Inc. (Delaware)	Registered	56941/88	19-May-1988	2374773	31-Jan-1992

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
CASORON (IN KATAKANA)	Japan	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0056942/88	19-May-1988	2374774	31-Jan-1992
CASORON 133	Japan	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0026599/60	13-Jun-1960	0584753	10-Apr-1962
CAYTUR	Japan	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0207006/90	29-Mar-1967	0863716	06-Jul-1970
DEVICE (BULLSEYE)	Japan	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0067366/78	13-Sep-1978	2310921	28-Jun-1991
DU-DIM	Japan	Uniroyal Chemical Company, Inc. (Delaware)	Registered	5147/88	21-Jan-1988	2269497	21-Sep-1990
DURAZONE	Japan	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0116649/91	08-Nov-1991	2674847	29-Jun-1994
NAUGALUBE	Japan	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0085016/91	09-Aug-1991	2599640	30-Nov-1993
NAUGAWHITE	Japan	Uniroyal Chemical Company, Inc. (Delaware)	Registered	7323/92	28-Jan-1992	2696594	30-Sep-1994
NIPITE (IN KATAKANA)	Japan	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0092947/86	01-Sep-1986	2110813	21-Feb-1989

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
OMITE & KATAKANA EQUIVALENT	Japan	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0117379/88	18-Oct-1988	2352298	29-Nov-1991
OMITE IN KATAKANA (O-MA-I-TO)	Japan	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0149356/97	18-Aug-1997	4204200	23-Oct-1998
PANTERA	Japan	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0057450/88	23-May-1988	2288722	26-Dec-1990
RIBBON FLOW	Japan	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0110381/93	01-Nov-1993	3179929	31-Jul-1996
ROYAL MH-30	Japan	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0134778/73	23-Aug-1973	2348134	30-Oct-1991
SCREEN	Japan	Uniroyal Chemical Company, Inc. (Delaware)	Registered	2001-021140	09-Mar-2001	4540736	01-Feb-2002
SOLITHANE	Japan	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0201378/91	31-Mar-1960	0573551	01-Jun-1961
TEDEON	Japan	Uniroyal Chemical Company, Inc. (Delaware)	Registered	000020700	15-Jul-1957	516469	19-Mar-1958
TEDEON (IN KATAKANA)	Japan	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0056940/88	19-May-1988	2287024	26-Dec-1990

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
VIBRASPRAY	Japan	Uniroyal Chemical Company, Inc. (Delaware)	Registered	725715/94	10-Aug-1994	1706971	28-Aug-1984
VITAVAX WITH KATAKANA	Japan	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0026755/93	17-Mar-1993	3081003	31-Oct-1995
VULKLOR	Japan	Uniroyal Chemical Company, Inc. (Delaware)	Registered	168558/92	31-Aug-1992	3008572	31-Oct-1994
KEMIKAR	Kazakhstan	Uniroyal Chemical Company, Inc. (Delaware)	Registered	1320	15-Jul-1993	735	15-Jul-1993
OMITE (IN CYRILLIC)	Kazakhstan	Uniroyal Chemical Company, Inc. (Delaware)	Registered	2200	20-Sep-1993	5671	23-Sep-1997
ALAR	Kenya	Uniroyal Chemical Company, Inc. (Delaware)	Registered	16342	06-Jan-1969	1969016342	19-Jun-1969
CRUSOE	Kenya	Uniroyal Chemical Company, Inc. (Delaware)	Registered	A0002948	31-Oct-2005	871183	31-Oct-2005
DIMILIN	Kenya	Uniroyal Chemical Company, Inc. (Delaware)	Registered		28-Oct-1974	1974021502	30-Sep-1975
PLANTVAX	Kenya	Uniroyal Chemical Company, Inc. (Delaware)	Registered	16345	06-Jan-1969	16345	14-Apr-1970

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
POLYLOC	Kenya	Uniroyal Chemical Company, Inc. (Delaware)	Registered	051812	13-Jul-2001	51812	13-Jul-2001
PROCURE	Kenya	Uniroyal Chemical Company, Inc. (Delaware)	Registered	58058	20-Sep-2005	58058	20-Sep-2005
ROYALFLO	Kenya	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0041914	01-Dec-1994	41914	01-Dec-2001
TEDION V18	Kenya	Uniroyal Chemical Company, Inc. (Delaware)	Registered		24-Sep-1959	9358	25-Feb-1960
VITAFLO	Kenya	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0000024676	21-Mar-1978	24676	18-Sep-1978
VITAVAX	Kenya	Uniroyal Chemical Company, Inc. (Delaware)	Registered	16344	06-Jan-1969	16344	19-Jun-1969
ACRAMITE	Korea, Republic of	Uniroyal Chemical Company, Inc. (Delaware)	Registered	99-17006	19-May-1999	466231	07-Mar-2000
ACRAMITE (IN KOREAN)	Korea, Republic of	Uniroyal Chemical Company, Inc. (Delaware)	Registered	99-17007	19-May-1999	466241	07-Mar-2000
ADIPRENE	Korea, Republic of	Uniroyal Chemical Company, Inc. (Delaware)	Registered	90-25977	31-Aug-1990	223896	15-Oct-1991

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
ADIPRENE	Korea, Republic of	Uniroyal Chemical Company, Inc. (Delaware)	Registered	90-25982	31-Aug-1990	236926	01-May-1992
ADIPRENE EXTREME	Korea, Republic of	Uniroyal Chemical Company, Inc. (Delaware)	Registered	40-2004-4861	05-Feb-2004	603640	23-Dec-2004
BLE & KOREAN CHARACTERS	Korea, Republic of	Uniroyal Chemical Company, Inc. (Delaware)	Registered	91-15512	31-May-1991	239149	27-May-1992
B-NINE (IN HANGUL)	Korea, Republic of	Uniroyal Chemical Company, Inc. (Delaware)	Registered	86-18279	01-Sep-1986	153266	26-Feb-1988
CASORON	Korea, Republic of	Uniroyal Chemical Company, Inc. (Delaware)	Registered	84-288	10-Jan-1984	112237	07-May-1985
CASORON (IN KOREAN)	Korea, Republic of	Uniroyal Chemical Company, Inc. (Delaware)	Registered	89-13106	27-May-1989	197150	25-Jul-1990
DEVICE (HEAD)	Korea, Republic of	Uniroyal Chemical Company, Inc. (Delaware)	Registered	90-25981	31-Aug-1990	223899	15-Oct-1991
DEVICE (HEAD)	Korea, Republic of	Uniroyal Chemical Company, Inc. (Delaware)	Registered	90-25986	30-Aug-1990	236929	01-May-1992
DIMILIN	Korea, Republic of	Uniroyal Chemical Company, Inc. (Delaware)	Registered	79/6452	02-Jul-1979	71061	11-Aug-1980

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
DIMILIN (IN KOREAN)	Korea, Republic of	Uniroyal Chemical Company, Inc. (Delaware)	Registered	89-13108	27-May-1989	197152	25-Jul-1990
DURAZONE	Korea, Republic of	Uniroyal Chemical Company, Inc. (Delaware)	Registered	91-35803	20-Dec-1991	251791	14-Oct-1992
FLEXZONE	Korea, Republic of	Uniroyal Chemical Company, Inc. (Delaware)	Registered	200247479	16-Oct-2002	570511	02-Jan-2004
OMITE	Korea, Republic of	Uniroyal Chemical Company, Inc. (Delaware)	Registered	88-19802	02-Sep-1988	193844	15-Jun-1990
OMITE (IN KOREAN CHARACTERS)	Korea, Republic of	Uniroyal Chemical Company, Inc. (Delaware)	Registered	97-36121	04-Aug-1997	416152	13-Aug-1998
PANTERA	Korea, Republic of	Uniroyal Chemical Company, Inc. (Delaware)	Registered	97-49758	25-Oct-1997	428179	03-Nov-1998
PANTERA (KOREAN CHARACTERS)	Korea, Republic of	Uniroyal Chemical Company, Inc. (Delaware)	Registered	99-4457	12-Feb-1999	462771	12-Jan-2000
PLANTVAX	Korea, Republic of	Uniroyal Chemical Company, Inc. (Delaware)	Registered	92-21375	01-Aug-1992	269749	22-Jul-1993
POLYBOND	Korea, Republic of	Uniroyal Chemical Company, Inc. (Delaware)	Registered	40200129206	04-Jul-2001	549534	30-May-2003

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
ROYALCAST	Korea, Republic of	Uniroyal Chemical Company, Inc. (Delaware)	Registered	200247478	16-Oct-2003	570510	02-Jan-2004
TEDION (IN KOREAN)	Korea, Republic of	Uniroyal Chemical Company, Inc. (Delaware)	Registered	89-13107	27-May-1989	197151	25-Jul-1990
TEDION V18	Korea, Republic of	Uniroyal Chemical Company, Inc. (Delaware)	Registered	593	03-Jun-1960	5004	23-Jul-1960
UNIROYAL CHEMICAL	Korea, Republic of	Uniroyal Chemical Company, Inc. (Delaware)	Registered	99-6877	16-Mar-1999	474459	01-Aug-2000
UNIROYAL CHEMICAL & DESIGN	Korea, Republic of	Uniroyal Chemical Company, Inc. (Delaware)	Registered	99-6878	06-Mar-1999	471128	01-Jun-2000
VIBRASPRAY	Korea, Republic of	Uniroyal Chemical Company, Inc. (Delaware)	Registered	90-20296	09-Jul-1990	236925	01-May-1992
VIBRATHANE	Korea, Republic of	Uniroyal Chemical Company, Inc. (Delaware)	Registered	90-25984	31-Aug-1990	236927	01-May-1992
VIBRATHANE	Korea, Republic of	Uniroyal Chemical Company, Inc. (Delaware)	Registered	40200252460	14-Nov-2002	591658	31-Aug-2004
VITATHIRAM	Korea, Republic of	Uniroyal Chemical Company, Inc. (Delaware)	Registered	97-36120	04-Aug-1997	416151	13-Aug-1998

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
VITAVAX	Korea, Republic of	Uniroyal Chemical Company, Inc. (Delaware)	Registered	87-15037	01-Aug-1987	169677	09-May-1989
WRM	Korea, Republic of	Uniroyal Chemical Company, Inc. (Delaware)	Registered	90-25980	31-Aug-1990	223898	15-Oct-1991
WRM	Korea, Republic of	Uniroyal Chemical Company, Inc. (Delaware)	Registered	90-25985	31-Aug-1990	236928	01-May-1992
KEMIKAR	Latvia	Uniroyal Chemical Company, Inc. (Delaware)	Registered	M-93-861	23-Jan-1993	14192	11-Apr-1994
MICROMITE	Libya	Uniroyal Chemical Company, Inc. (Delaware)	Published	7331	30-May-2006
SEMEVAX	Libya	Uniroyal Chemical Company, Inc. (Delaware)	Published	7330	30-May-2006
KEMIKAR	Lithuania	Uniroyal Chemical Company, Inc. (Delaware)	Registered	RL3167	25-Jan-1993	6980	09-Apr-1993
DIMILIN	Macao	Uniroyal Chemical Company, Inc. (Delaware)	Registered	2744	11-Dec-1987	2744-M	25-Jan-1988
DIMILIN	Madagascar	Uniroyal Chemical Company, Inc. (Delaware)	Registered	95/0038D	03-Mar-1995	01145	06-Nov-1995

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
DIMILIN	Malaya	Uniroyal Chemical Company, Inc. (Delaware)	Registered	83714	17-Sep-1979	M/83714	17-Sep-1979
MICROMITE	Malaya	Uniroyal Chemical Company, Inc. (Delaware)	Registered	000M/83645	10-Sep-1979	000M/83645	10-Mar-1979
RESCUE	Malaya	Uniroyal Chemical Company, Inc. (Delaware)	Registered	M/94977	07-May-1982	M/094977	07-May-1982
ROYAL MH-30	Malaya	Uniroyal Chemical Company, Inc. (Delaware)	Registered	000M/85646	10-Mar-1980	0000B85646	10-Mar-1980
VITAVAX	Malaya	Uniroyal Chemical Company, Inc. (Delaware)	Registered	M/48089	11-Jun-1967	M/48089	12-Jun-1967
ACRAMITE	Mexico	Uniroyal Chemical Company, Inc. (Delaware)	Registered	634953	17-Dec-2003	823939	27-Feb-2004
ADIPRENE EXTREME	Mexico	Uniroyal Chemical Company, Inc. (Delaware)	Registered	630041	18-Nov-2003	817733	16-Jan-2004
DIMILIN	Mexico	Uniroyal Chemical Company, Inc. (Delaware)	Registered	29097	27-Jul-1987	355111	10-Nov-1988
FAZOR	Mexico	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0000492074	21-Jun-2001	0000720930	31-Jul-2001

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
FLORAMITE	Mexico	Uniroyal Chemical Company, Inc. (Delaware)	Registered	634954	17-Dec-2003	823940	27-Feb-2004
FLUPRO	Mexico	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0000471909	20-Feb-2001	697066	26-Apr-2001
FUERA	Mexico	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0000409488	04-Feb-2000	645247	29-Feb-2000
NAUGARD	Mexico	Uniroyal Chemical Company, Inc. (Delaware)	Registered		06-Jan-1967	135096	20-Mar-1967
PANTERA	Mexico	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0000326247	17-Mar-1998	576656	17-May-1998
PROCURE	Mexico	Uniroyal Chemical Company, Inc. (Delaware)	Registered	630036	18-Nov-2003	817731	16-Jan-2004
PROSTAR	Mexico	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0000326553	19-Mar-1998	576836	19-May-1998
RIBBON FLOW	Mexico	Uniroyal Chemical Company, Inc. (Delaware)	Registered	622972	08-Oct-2003	842445	08-Oct-2003
ROYAL MH-30	Mexico	Uniroyal Chemical Company, Inc. (Delaware)	Registered	59152	20-Mar-1989	369330	06-Nov-1989

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
TERRAGUARD	Mexico	Uniroyal Chemical Company, Inc. (Delaware)	Registered	630037	18-Nov-2003	817732	16-Jan-2004
TERRAVAX	Mexico	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0000326072	16-Mar-1998	575189	31-Mar-1998
TERRAZOLE	Mexico	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0000247360	07-Nov-1995	511121	28-Nov-1995
TRIGRAN	Mexico	Uniroyal Chemical Company, Inc. (Delaware)	Registered	239756	09-Oct-1984	306980	08-May-1985
VIBRABOND	Mexico	Uniroyal Chemical Company, Inc. (Delaware)	Registered	142949	23-Jun-1992	431695	10-Mar-1993
VIBRATHANE	Mexico	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0000253495	23-Aug-1985	350419	18-Jul-1988
VITAFLO	Mexico	Uniroyal Chemical Company, Inc. (Delaware)	Registered	414482	07-Mar-2000	797592	27-Jun-2003
VITAVAX	Mexico	Uniroyal Chemical Company, Inc. (Delaware)	Registered	147108	02-Jul-1979	242109	12-Mar-1980
WRM	Mexico	Uniroyal Chemical Company, Inc. (Delaware)	Registered	602242	23-May-2003	831184	20-Apr-2004

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
WRM	Mexico	Uniroyal Chemical Company, Inc. (Delaware)	Registered	602243	23-May-2003	831185	20-Apr-2004
CRUSOE	Moldova	Uniroyal Chemical Company, Inc. (Delaware)	Registered	A0002948	31-Oct-2005	871183	31-Oct-2005
POLYLOC	Moldova	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0000010486	26-Jul-2001	8897	05-Aug-2002
ACRAMITE	Morocco	Uniroyal Chemical Company, Inc. (Delaware)	Registered	76424	16-Feb-2001	76424	19-Feb-2001
ALAR	New Zealand	Uniroyal Chemical Company, Inc. (Delaware)	Registered	90455	10-Jun-1969	90455	12-Mar-1970
B-NINE	New Zealand	Uniroyal Chemical Company, Inc. (Delaware)	Registered	205155	01-Oct-1990	205155	28-May-1996
CASORON	New Zealand	Uniroyal Chemical Company, Inc. (Delaware)	Registered		26-Feb-1969	89517	16-Dec-1969
CATAPULT	New Zealand	Uniroyal Chemical Company, Inc. (Delaware)	Registered	134921	10-Nov-1980	134921	22-Jun-1983
DEVICE (BULLSEYE)	New Zealand	Uniroyal Chemical Company, Inc. (Delaware)	Registered	125044	08-Sep-1978	125044	29-Sep-1981

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
DIMILIN	New Zealand	Uniroyal Chemical Company, Inc. (Delaware)	Registered	110990	12-Feb-1975	110990	26-Sep-1977
DURAZONE	New Zealand	Uniroyal Chemical Company, Inc. (Delaware)	Registered	214192	04-Nov-1991	214192	26-May-1995
DWELL	New Zealand	Uniroyal Chemical Company, Inc. (Delaware)	Registered	138756	04-Sep-1981	138756	11-Jul-1985
FOIL	New Zealand	Uniroyal Chemical Company, Inc. (Delaware)	Registered	183815	17-May-1988	183815	16-Sep-1991
FURAVAX	New Zealand	Uniroyal Chemical Company, Inc. (Delaware)	Registered	118513	09-Feb-1977	118513	12-Mar-1980
MICROMITE	New Zealand	Uniroyal Chemical Company, Inc. (Delaware)	Registered	129432	05-Sep-1979	129432	20-Oct-1982
NAUGARD	New Zealand	Uniroyal Chemical Company, Inc. (Delaware)	Registered	117344	21-Oct-1976	117344	29-Sep-1978
OMITE	New Zealand	Uniroyal Chemical Company, Inc. (Delaware)	Registered	83404	20-Feb-1967	83404	10-Jan-1968
PANTERA	New Zealand	Uniroyal Chemical Company, Inc. (Delaware)	Registered	183816	17-May-1988	183816	07-May-1991

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
PLANTVAX	New Zealand	Uniroyal Chemical Company, Inc. (Delaware)	Registered	132382	30-Apr-1980	132382	02-Dec-1982
POLYLITE	New Zealand	Uniroyal Chemical Company, Inc. (Delaware)	Registered	123413	10-May-1978	123413	12-Jan-1981
RIBBON FLOW	New Zealand	Uniroyal Chemical Company, Inc. (Delaware)	Registered	231537	29-Oct-1993	231537	20-Dec-1996
ROYALFLO	New Zealand	Uniroyal Chemical Company, Inc. (Delaware)	Registered	247268	29-Mar-1995	247268	17-Sep-1997
TERRAZOLE	New Zealand	Uniroyal Chemical Company, Inc. (Delaware)	Registered	102828	04-Jan-1973	102828	11-Jan-1974
VIBRASPRAY	New Zealand	Uniroyal Chemical Company, Inc. (Delaware)	Registered	131525	29-Feb-1980	131525	10-Dec-1982
VITAFLO	New Zealand	Uniroyal Chemical Company, Inc. (Delaware)	Registered	119080	13-Apr-1977	119080	23-Nov-1978
VITAVAX	New Zealand	Uniroyal Chemical Company, Inc. (Delaware)	Registered	84201	06-Jun-1967	84201	22-May-1968
FAZOR	Nicaragua	Uniroyal Chemical Company, Inc. (Delaware)	Registered	02001-2710	13-Jul-2001	00053322CC	17-Apr-2002

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
DU-DIM	Norway	Uniroyal Chemical Company, Inc. (Delaware)	Registered	19772985	31-Oct-1977	101611	25-Jan-1979
COMITE	Pakistan	Uniroyal Chemical Company, Inc. (Delaware)	Registered	74731	27-Jul-1981	74731	27-Jul-1981
DEVICE (BULLSEYE)	Pakistan	Uniroyal Chemical Company, Inc. (Delaware)	Registered	68150	21-Sep-1978	68150	21-Sep-1978
DIMILIN	Pakistan	Uniroyal Chemical Company, Inc. (Delaware)	Registered	69860	04-Jul-1979	69860	17-Dec-1980
OMITE	Pakistan	Uniroyal Chemical Company, Inc. (Delaware)	Registered	57878	21-Sep-1972	57878	21-Sep-1972
PROVAX	Pakistan	Uniroyal Chemical Company, Inc. (Delaware)	Registered	99013	12-Jul-1988	99013	12-Jul-1988
ROYALFLO	Pakistan	Uniroyal Chemical Company, Inc. (Delaware)	Registered	129461	02-Apr-1995	129461	01-Aug-2002
TERRA-COAT	Pakistan	Uniroyal Chemical Company, Inc. (Delaware)	Registered	58234	23-Jan-1973	58234	23-Jan-1973
VITAVAX	Pakistan	Uniroyal Chemical Company, Inc. (Delaware)	Registered	57880	21-Sep-1972	57880	21-Sep-1972

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
FAZOR	Panama	Uniroyal Chemical Company, Inc. (Delaware)	Registered	120408	05-Apr-2002	120408	05-Apr-2002
FLUPRO	Panama	Uniroyal Chemical Company, Inc. (Delaware)	Registered	120409	05-Apr-2002	120409	05-Dec-2003
FAZOR	Paraguay	Uniroyal Chemical Company, Inc. (Delaware)	Registered	06017-2002	18-Mar-2002	251709	14-Nov-2002
DEVICE (BULLSEYE)	Peru	Uniroyal Chemical Company, Inc. (Delaware)	Registered	78392	17-May-1984	54308	16-Aug-1984
DIMILIN	Peru	Uniroyal Chemical Company, Inc. (Delaware)	Registered	8615	15-Nov-1977	15810	12-Sep-1978
FAZOR	Peru	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0000075340	03-Jun-2001	0000075340	03-Oct-2001
FLUPRO	Peru	Uniroyal Chemical Company, Inc. (Delaware)	Registered	124301/2001	20-Feb-2001	71729/2001	21-May-2001
OMITE	Peru	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0000176572	25-Oct-1990	89552	13-Feb-1991
RIBBON FLOW	Peru	Uniroyal Chemical Company, Inc. (Delaware)	Registered	230156	28-Oct-1993	9146	12-Aug-1994

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
TEDION V18	Peru	Uniroyal Chemical Company, Inc. (Delaware)	Registered	127228	07-Oct-1987	72314	17-Dec-1987
WRM	Peru	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0227588/93	15-Sep-1993	04756	30-Dec-1993
WRM	Peru	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0227589/93	15-Sep-1993	04757	30-Dec-1993
VITAVAX	Philippines	Uniroyal Chemical Company, Inc. (Delaware)	Pending	4-2004-01182	14-Dec-2004
ADIPRENE	Poland	Uniroyal Chemical Company, Inc. (Delaware)	Registered		28-Dec-1954	36624	28-Dec-1954
ADOBE	Poland	Uniroyal Chemical Company, Inc. (Delaware)	Registered	000Z-231965	22-Feb-2001	156734	07-Jun-2005
ALLEGIANCE	Poland	Uniroyal Chemical Company, Inc. (Delaware)	Registered	00Z-213396	02-Mar-2000	146436	03-Feb-2004
ASSAULT	Poland	Uniroyal Chemical Company, Inc. (Delaware)	Registered	000Z-243464	27-Nov-2001	162674	14-Nov-2005
DU-CASON	Poland	Uniroyal Chemical Company, Inc. (Delaware)	Registered	Z-86091	20-Jun-1988	63926	27-Sep-1990

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
JAG	Poland	Uniroyal Chemical Company, Inc. (Delaware)	Registered	000Z-243463	27-Nov-2001	162673	14-Nov-2005
PANTERA	Poland	Uniroyal Chemical Company, Inc. (Delaware)	Registered	Z86018	01-Jun-1988	63914	27-Jan-1990
POLYBOND	Poland	Uniroyal Chemical Company, Inc. (Delaware)	Registered	Z-106921	09-Mar-1992	0000078598	05-Oct-1994
POLYLOC	Poland	Uniroyal Chemical Company, Inc. (Delaware)	Registered	Z-238302	16-Jul-2001	NR159383	15-Jul-2005
PROVAX	Poland	Uniroyal Chemical Company, Inc. (Delaware)	Registered	00Z-190719	18-Aug-1998	0000131560	10-Aug-2001
RIBBON FLOW	Poland	Uniroyal Chemical Company, Inc. (Delaware)	Registered	00Z-126438	02-Nov-1993	87713	12-Dec-1995
SCREEN	Poland	Uniroyal Chemical Company, Inc. (Delaware)	Registered	Z-234263	11-Apr-2001	156778	21-Apr-2005
TRIMENE BASE	Poland	Uniroyal Chemical Company, Inc. (Delaware)	Registered	00Z-190526	12-Aug-1998	131921	16-Aug-2001
VITAVAX	Poland	Uniroyal Chemical Company, Inc. (Delaware)	Registered	69078	01-Mar-1970	49101	09-Mar-1970

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
VORTEX	Poland	Uniroyal Chemical Company, Inc. (Delaware)	Registered	000Z-243463	27-Nov-2001	162672	14-Nov-2005
PROVAX	Portugal	Uniroyal Chemical Company, Inc. (Delaware)	Registered	305456	11-Jan-1995	305456	14-Oct-1998
VIBRABOND	Portugal	Uniroyal Chemical Company, Inc. (Delaware)	Registered	21805	11-Aug-1981	21805	06-Jan-1989
ALLEGIANCE	Romania	Uniroyal Chemical Company, Inc. (Delaware)	Registered	M200000531	07-Feb-2000	41850	07-Feb-2000
ASSAULT	Romania	Uniroyal Chemical Company, Inc. (Delaware)	Registered	M200105609	07-Nov-2001	49366	07-Nov-2001
CRUSOE	Romania	Uniroyal Chemical Company, Inc. (Delaware)	Registered	A0002948	31-Oct-2005	871183	31-Oct-2005
FLEXZONE	Romania	Uniroyal Chemical Company, Inc. (Delaware)	Registered	20116	16-May-1969	6122	16-May-1969
JAG	Romania	Uniroyal Chemical Company, Inc. (Delaware)	Registered	M200105611	07-Nov-2001	48973	07-Nov-2001
POLYLOC	Romania	Uniroyal Chemical Company, Inc. (Delaware)	Registered	M 2001 03357	11-Jul-2001	47315	11-Jul-2001

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
SIGNAL	Romania	Uniroyal Chemical Company, Inc. (Delaware)	Registered	M200000379	30-Jan-2001	45858	30-Jan-2001
TRIMENE BASE	Romania	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0000020117	16-May-1989	0000006120	01-May-1969
CASORON	Russian Federation	Uniroyal Chemical Company, Inc. (Delaware)	Registered	94541	17-Jun-1982	72272	17-Dec-1982
CASORON (IN CYRILLIC)	Russian Federation	Uniroyal Chemical Company, Inc. (Delaware)	Registered	94542	17-Jun-1982	72271	17-Dec-1982
CRUSOE	Russian Federation	Uniroyal Chemical Company, Inc. (Delaware)	Registered	A0002948	31-Oct-2005	871183	31-Oct-2005
DIMILIN	Russian Federation	Uniroyal Chemical Company, Inc. (Delaware)	Registered	86661	02-Jul-1979	65897	02-Jul-1979
KEMIKAR	Russian Federation	Uniroyal Chemical Company, Inc. (Delaware)	Registered			76340	06-Apr-1984
OMITE (IN CYRILLIC)	Russian Federation	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0000154611	17-Mar-1992	0000112399	12-Jul-1993
POLYLOC	Russian Federation	Uniroyal Chemical Company, Inc. (Delaware)	Registered	2001721328	17-Jul-2001	231375	15-Dec-2002

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
RIBBON FLOW	Russian Federation	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0093051682	23-Nov-1993	0000129992	24-Jul-1995
VITAVAX	Russian Federation	Uniroyal Chemical Company, Inc. (Delaware)	Registered	55658	03-Mar-1970	40821	30-Dec-1970
DIMILIN	Sabah	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0000025028	17-Sep-1979	25028	11-Sep-1979
ALAR	Sarawak (Old Code)	Uniroyal Chemical Company, Inc. (Delaware)	Registered	SAR/20842	12-Jan-1980	SAR/20842	12-Jan-1980
B-NINE	Sarawak (Old Code)	Uniroyal Chemical Company, Inc. (Delaware)	Registered	SAR/B20844	12-Jan-1980	SAR/20844	12-Jan-1980
DIMILIN	Sarawak (Old Code)	Uniroyal Chemical Company, Inc. (Delaware)	Registered		11-Sep-1979	20241	11-Sep-1979
MICROMITE	Sarawak (Old Code)	Uniroyal Chemical Company, Inc. (Delaware)	Registered	20839	12-Jan-1980	SAR/20839	12-Jan-1980
OMITE	Sarawak (Old Code)	Uniroyal Chemical Company, Inc. (Delaware)	Registered	20840	12-Jan-1980	20840	12-Jan-1980
CRUSOE	Serbia (Old Code)	Uniroyal Chemical Company, Inc. (Delaware)	Registered	A0002948	31-Oct-2005	871183	31-Oct-2005

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
TRIMENE BASE	Serbia (Old Code)	Uniroyal Chemical Company, Inc. (Delaware)	Registered	00Z-689/68	26-Sep-1968	18568	21-Apr-1970
DIMILIN	Singapore	Uniroyal Chemical Company, Inc. (Delaware)	Registered	82031	08-Sep-1979	82031D	08-Sep-1979
RIBBON FLOW	Singapore	Uniroyal Chemical Company, Inc. (Delaware)	Registered	08336/93	26-Oct-1993	T9308336D	26-Oct-1993
ADIPRENE	Slovakia	Uniroyal Chemical Company, Inc. (Delaware)	Registered		07-Jan-1985	166243	09-Jun-1986
ADOBE	Slovakia	Uniroyal Chemical Company, Inc. (Delaware)	Registered	POZ0537-2001	23-Feb-2001	199110	13-May-2002
ALLEGIANCE	Slovakia	Uniroyal Chemical Company, Inc. (Delaware)	Registered	Z0355-2000	11-Feb-2000	195660	18-Jun-2001
ASSAULT	Slovakia	Uniroyal Chemical Company, Inc. (Delaware)	Pending	03297-2001	09-Nov-2001
CRUSOE	Slovakia	Uniroyal Chemical Company, Inc. (Delaware)	Registered	POZ0539-2001	23-Feb-2001	199112	13-May-2002
JAG	Slovakia	Uniroyal Chemical Company, Inc. (Delaware)	Registered	03296-2001	09-Nov-2001	201705	16-Jan-2003

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
POLYBOND	Slovakia	Uniroyal Chemical Company, Inc. (Delaware)	Registered	67283	16-Mar-1992	173892	20-Feb-1995
POLYLOC	Slovakia	Uniroyal Chemical Company, Inc. (Delaware)	Pending	PO2166-2001	16-Jul-2001
RIBBON FLOW	Slovakia	Uniroyal Chemical Company, Inc. (Delaware)	Registered	16994	10-Dec-1993	178703	24-Nov-1997
SCREEN	Slovakia	Uniroyal Chemical Company, Inc. (Delaware)	Registered	POZ0538-2001	23-Feb-2001	199111	13-May-2002
TRIMENE BASE	Slovakia	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0000042326	27-Sep-1968	158690	20-Feb-1969
VORTEX	Slovakia	Uniroyal Chemical Company, Inc. (Delaware)	Registered	02198-2001	09-Nov-2001	201707	16-Jan-2003
RIBBON FLOW	Slovenia	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0Z 9371014	17-Nov-1993	9371014	01-Dec-1997
ADIPRENE	South Africa	Uniroyal Chemical Company, Inc. (Delaware)	Registered	54/1539	19-May-1954	1954/01539	24-Nov-1954
ADIPRENE	South Africa	Uniroyal Chemical Company, Inc. (Delaware)	Registered	54/3434	25-Oct-1954	1954/03434	20-Apr-1955

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
ALANAP	South Africa	Uniroyal Chemical Company, Inc. (Delaware)	Registered	57/3869	10-Dec-1957	57/3869	16-Apr-1958
ALLEGIANCE	South Africa	Uniroyal Chemical Company, Inc. (Delaware)	Registered	99/15869	30-Aug-1999	99/15869	09-Dec-2002
BLE	South Africa	Uniroyal Chemical Company, Inc. (Delaware)	Registered	69/0123	14-Jan-1969	A69/0123	06-Mar-1970
B-NINE	South Africa	Uniroyal Chemical Company, Inc. (Delaware)	Registered	64/2615	28-Jul-1964	B64/2615	16-Jun-1965
CASORON	South Africa	Uniroyal Chemical Company, Inc. (Delaware)	Registered	60/2052	07-Jun-1960	60/2052	05-Oct-1960
CAYTUR	South Africa	Uniroyal Chemical Company, Inc. (Delaware)	Registered	79/3036	13-Jun-1979	79/3036	13-Jun-1980
DEVICE (BULLSEYE)	South Africa	Uniroyal Chemical Company, Inc. (Delaware)	Registered	78/4355	05-Sep-1978	78/4355	12-Oct-1979
DEVICE (HEAD)	South Africa	Uniroyal Chemical Company, Inc. (Delaware)	Registered	90/2686	09-Apr-1990	90/2686	17-May-1993
DIMILIN	South Africa	Uniroyal Chemical Company, Inc. (Delaware)	Registered		02-Dec-1974	74/6294	04-Oct-1976

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
EVERSHIELD	South Africa	Uniroyal Chemical Company, Inc. (Delaware)	Registered	2000/08986	10-May-2000	2000/08986	10-May-2000
FLORAMITE	South Africa	Uniroyal Chemical Company, Inc. (Delaware)	Registered	2001/1954	06-Feb-2001	200101954	06-Feb-2001
MICROMITE	South Africa	Uniroyal Chemical Company, Inc. (Delaware)	Registered	79/4713	05-Sep-1979	79/4713	17-Oct-1980
NAUGAWHITE	South Africa	Uniroyal Chemical Company, Inc. (Delaware)	Registered	69/0121	14-Jan-1969	69/0121	01-Apr-1970
OCTAMINE	South Africa	Uniroyal Chemical Company, Inc. (Delaware)	Registered	69/0120	14-Jan-1969	69/0120	31-Oct-1969
PANTERA	South Africa	Uniroyal Chemical Company, Inc. (Delaware)	Registered	883844	16-May-1988	883844	15-Jul-1990
PLANTVAX	South Africa	Uniroyal Chemical Company, Inc. (Delaware)	Registered	69/0281	27-Jan-1969	69/0281	06-Mar-1970
POLYBOND	South Africa	Uniroyal Chemical Company, Inc. (Delaware)	Registered	1592/80	20-Mar-1980	1592/80	11-Sep-1981
POLYLOC	South Africa	Uniroyal Chemical Company, Inc. (Delaware)	Registered	2001/12051	11-Jul-2001	200112051	11-Jul-2001

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
POLYLOC	South Africa	Uniroyal Chemical Company, Inc. (Delaware)	Registered	2001/14023	14-Aug-2001	2001/14023	14-Oct-2008
PROVAX	South Africa	Uniroyal Chemical Company, Inc. (Delaware)	Registered	88/5855	15-Jul-1988	88/5855	29-Jun-1990
RIBBON FLOW	South Africa	Uniroyal Chemical Company, Inc. (Delaware)	Registered	94/9544	05-Sep-1994	94/9544	10-Apr-1997
ROYAL MH-30 SG	South Africa	Uniroyal Chemical Company, Inc. (Delaware)	Registered	835179	27-Jul-1983	835179	27-Jul-1983
ROYALCAP	South Africa	Uniroyal Chemical Company, Inc. (Delaware)	Registered	99/09262	25-May-1999	99/09262	10-Jun-2002
ROYALCAST	South Africa	Uniroyal Chemical Company, Inc. (Delaware)	Registered	90/7357	28-Aug-1990	90/7357	17-May-1993
ROYALFLO	South Africa	Uniroyal Chemical Company, Inc. (Delaware)	Registered	94/9545	05-Sep-1994	94/9545	25-Apr-1997
SCREEN	South Africa	Uniroyal Chemical Company, Inc. (Delaware)	Registered	200113104	30-Jul-2001	200113104	30-Jul-2001
SOLITHANE	South Africa	Uniroyal Chemical Company, Inc. (Delaware)	Registered	70/4966	04-Nov-1970	70/4966	03-Jan-1972

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
SYNTON	South Africa	Uniroyal Chemical Company, Inc. (Delaware)	Registered	81/9697	21-Dec-1981	81/9697	17-Nov-1983
TEDION V18	South Africa	Uniroyal Chemical Company, Inc. (Delaware)	Registered	55/2080	29-Jun-1955	2080/55	08-Feb-1956
TERRAZOLE	South Africa	Uniroyal Chemical Company, Inc. (Delaware)	Registered	69/4553	25-Sep-1969	69/4553	21-May-1973
TRIVAX	South Africa	Uniroyal Chemical Company, Inc. (Delaware)	Registered	78/3681	31-Jul-1978	78/3681	13-Jul-1979
WRM	South Africa	Uniroyal Chemical Company, Inc. (Delaware)	Registered	90/2687	09-Apr-1990	90/2687	17-May-1993
WRM	South Africa	Uniroyal Chemical Company, Inc. (Delaware)	Registered	90/2688	09-Apr-1990	90/2688	17-May-1993
ACRAMITE	Spain	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0002376130	06-Feb-2001	2376130	20-Jul-2001
ADIPRENE	Spain	Uniroyal Chemical Company, Inc. (Delaware)	Registered		07-Aug-1954	284902	31-Mar-1955
ALAR-85	Spain	Uniroyal Chemical Company, Inc. (Delaware)	Registered	2442342	27-Aug-2001	2442342	20-May-2002

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
FLORAMITE	Spain	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0002376131	06-Feb-2001	0002376131	20-Jul-2001
NAUGARD	Spain	Uniroyal Chemical Company, Inc. (Delaware)	Registered		03-Jan-1967	521476/9	02-Sep-1968
PANAREX	Spain	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0002355716	06-Nov-2000	0002355716	07-May-2001
PANAREX	Spain	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0002355715	06-Nov-2000	0002355715	07-May-2001
RIBBON FLOW	Spain	Uniroyal Chemical Company, Inc. (Delaware)	Registered	1788653	10-Nov-1993	1788653	04-Apr-1994
TERRAZOL	Spain	Uniroyal Chemical Company, Inc. (Delaware)	Registered		24-Sep-1980	0000952935	05-Oct-1981
TERRAZOLE	Spain	Uniroyal Chemical Company, Inc. (Delaware)	Registered		11-Jul-1975	794890	17-Jun-1978
ZETOS	Spain	Uniroyal Chemical Company, Inc. (Delaware)	Registered		18-Jun-1969	591421	03-Dec-1973
TEDION V18	Sri Lanka	Uniroyal Chemical Company, Inc. (Delaware)	Registered	17225	24-Jul-1956	17225	30-Aug-1957

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
DIMILIN	Sudan	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0000015313	05-Mar-1975	15313	05-Apr-1977
ACRAMITE	Sweden	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0001-00784	02-Feb-2001	0000351765	18-Jan-2002
ADIPRENE	Sweden	Uniroyal Chemical Company, Inc. (Delaware)	Registered	00054-1381	19-May-1954	0000077972	10-Apr-1955
ALAR	Sweden	Uniroyal Chemical Company, Inc. (Delaware)	Registered	00065-2820	06-Jul-1965	0000125651	13-Dec-1968
CASORON	Sweden	Uniroyal Chemical Company, Inc. (Delaware)	Registered	88-8284	29-Sep-1988	223224	03-May-1991
CAYTUR	Sweden	Uniroyal Chemical Company, Inc. (Delaware)	Registered	00080-3061	07-Jun-1979	0000172483	13-Jun-1980
DEVICE (HEAD)	Sweden	Uniroyal Chemical Company, Inc. (Delaware)	Registered	00090-3655	12-Apr-1990	0000228403	29-Nov-1991
DIMILIN	Sweden	Uniroyal Chemical Company, Inc. (Delaware)	Registered	77-0478	01-Feb-1977	166557	23-Feb-1979
DU-DIM	Sweden	Uniroyal Chemical Company, Inc. (Delaware)	Registered	197705086	31-Oct-1977	163849	22-Jun-1978

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
NAUGALUBE	Sweden	Uniroyal Chemical Company, Inc. (Delaware)	Registered	00081-2055	13-Apr-1981	0000178134	11-Sep-1981
POLYBOND	Sweden	Uniroyal Chemical Company, Inc. (Delaware)	Registered	80-1477	17-Mar-1980	182558	06-Aug-1982
POLYBOND	Sweden	Uniroyal Chemical Company, Inc. (Delaware)	Registered	92-2097	05-Mar-1992	244901	30-Dec-1992
RIBBON FLOW	Sweden	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0093-10685	11-Nov-1993	259567	15-Jul-1994
SYNTON	Sweden	Uniroyal Chemical Company, Inc. (Delaware)	Registered	81-6756	15-Dec-1981	187672	12-Aug-1983
VIBRABOND	Sweden	Uniroyal Chemical Company, Inc. (Delaware)	Registered	00081-3791	17-Jul-1981	0000180522	12-Mar-1982
VIBRASPRAY	Sweden	Uniroyal Chemical Company, Inc. (Delaware)	Registered	00081-3790	17-Jul-1981	0000179789	22-Jan-1982
VIBRATHANE	Sweden	Uniroyal Chemical Company, Inc. (Delaware)	Registered	00071-4201	13-Oct-1971	0000138883	07-Apr-1972
VITAVAX	Sweden	Uniroyal Chemical Company, Inc. (Delaware)	Registered	67-2455	06-Jun-1967	125570	06-Dec-1968

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
ACRAMITE	Switzerland	Uniroyal Chemical Company, Inc. (Delaware)	Registered	1203/2001	06-Feb-2001	487316	25-Jul-2001
ADIPRENE	Switzerland	Uniroyal Chemical Company, Inc. (Delaware)	Registered	02534/1974	21-Apr-1974	2P271240	21-May-1974
BXA	Switzerland	Uniroyal Chemical Company, Inc. (Delaware)	Registered	9853/93	19-Aug-1993	P413412	19-Aug-1993
ACRAMITE (IN CHINESE)	Taiwan	Uniroyal Chemical Company, Inc. (Delaware)	Registered	90022379	04-Jun-2001	1003725	01-Jul-2002
ADIPRENE	Taiwan	Uniroyal Chemical Company, Inc. (Delaware)	Registered	79044145	09-Oct-1990	530858	16-Sep-1991
ADIPRENE	Taiwan	Uniroyal Chemical Company, Inc. (Delaware)	Registered	79044146	09-Oct-1990	529346	16-Aug-1991
ADIPRENE	Taiwan	Uniroyal Chemical Company, Inc. (Delaware)	Registered	79044148	09-Oct-1990	525064	01-Aug-1991
ADIPRENE	Taiwan	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0079-44148	09-Oct-1990	530508	01-Sep-1991
ADIPRENE EXTREME	Taiwan	Uniroyal Chemical Company, Inc. (Delaware)	Registered	092065775	13-Nov-2003	1120860	01-Oct-2004

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
AMINOX	Taiwan	Uniroyal Chemical Company, Inc. (Delaware)	Registered	79044143	09-Oct-1990	530091	01-Aug-1991
BLE	Taiwan	Uniroyal Chemical Company, Inc. (Delaware)	Registered	87040736	19-Aug-1998	880337	01-Feb-2000
CASORON (with characters)	Taiwan	Uniroyal Chemical Company, Inc. (Delaware)	Registered	90022380	04-Jun-2001	1003726	01-Jul-2002
DIMILIN	Taiwan	Uniroyal Chemical Company, Inc. (Delaware)	Registered	7057696	15-Dec-1988	444299	01-Jun-1989
DIMILIN (CHINESE CHARACTERS)	Taiwan	Uniroyal Chemical Company, Inc. (Delaware)	Registered		01-Oct-1978	104002	01-Oct-1978
ESEN	Taiwan	Uniroyal Chemical Company, Inc. (Delaware)	Registered	87040738	19-Aug-1998	866516	16-Sep-1999
FLEXAMINE	Taiwan	Uniroyal Chemical Company, Inc. (Delaware)	Registered	87040747	19-Aug-1998	866518	16-Sep-1999
METHAZATE	Taiwan	Uniroyal Chemical Company, Inc. (Delaware)	Registered	89001850	13-Jan-2000	949077	16-Jul-2001
MONEX	Taiwan	Uniroyal Chemical Company, Inc. (Delaware)	Registered	88006262	11-Feb-1999	890447	01-May-2000

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
NAUGALUBE 403	Taiwan	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0000001795	01-Feb-1979	116889	01-Jul-1979
NAUGARD	Taiwan	Uniroyal Chemical Company, Inc. (Delaware)	Registered	79044142	09-Oct-1990	530857	16-Aug-1991
NAUGAWHITE	Taiwan	Uniroyal Chemical Company, Inc. (Delaware)	Registered	87040746	19-Aug-1998	866520	16-Sep-1999
OCTAMINE	Taiwan	Uniroyal Chemical Company, Inc. (Delaware)	Registered	79044144	09-Oct-1990	535855	01-Oct-1991
OMITE	Taiwan	Uniroyal Chemical Company, Inc. (Delaware)	Registered		29-Feb-1968	48251	01-Aug-1971
OMITE (IN CHINESE)	Taiwan	Uniroyal Chemical Company, Inc. (Delaware)	Registered	90022375	04-Jun-2001	1003722	01-Jul-2002
OMITE (IN CHINESE)	Taiwan	Uniroyal Chemical Company, Inc. (Delaware)	Registered	90022374	04-Jun-2001	1003721	01-Jul-2002
PANTERA (IN CHINESE)	Taiwan	Uniroyal Chemical Company, Inc. (Delaware)	Registered	90022378	04-Jun-2001	1003724	01-Jul-2002
PLANTVAX	Taiwan	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0000034698	01-Sep-1972	62308	01-Feb-1973

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
PLANTVAX (IN CHINESE)	Taiwan	Uniroyal Chemical Company, Inc. (Delaware)	Registered	90022376	04-Jun-2001	103723	01-Jul-2002
POLYLOC	Taiwan	Uniroyal Chemical Company, Inc. (Delaware)	Registered	90028295	10-Jul-2001	100568	01-Jun-2002
POLYLOC (IN CHINESE)	Taiwan	Uniroyal Chemical Company, Inc. (Delaware)	Registered	90041614	09-Oct-2001	994181	16-Apr-2002
RIBBON FLOW	Taiwan	Uniroyal Chemical Company, Inc. (Delaware)	Registered	82054471	04-Nov-1993	652158	16-Aug-1994
RIBBON FLOW	Taiwan	Uniroyal Chemical Company, Inc. (Delaware)	Registered	83022760	18-Mar-1994	663214	16-Dec-1994
ROYALAC	Taiwan	Uniroyal Chemical Company, Inc. (Delaware)	Registered		20-May-1977	93413	01-Dec-1977
SUNPROOF	Taiwan	Uniroyal Chemical Company, Inc. (Delaware)	Registered	87040745	19-Aug-1998	866519	16-Sep-1999
TERRAZOLE (IN CHINESE)	Taiwan	Uniroyal Chemical Company, Inc. (Delaware)	Registered	89049356	25-Aug-2000	945405	16-Jun-2001
TERRAZOLE (IN CHINESE)	Taiwan	Uniroyal Chemical Company, Inc. (Delaware)	Registered	90022377	04-Jun-2001	1006340	16-Jul-2002

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
THIOSTOP	Taiwan	Uniroyal Chemical Company, Inc. (Delaware)	Registered	79039548	07-Sep-1990	535846	01-Oct-1991
VIBRATHANE	Taiwan	Uniroyal Chemical Company, Inc. (Delaware)	Registered	79044149	09-Oct-1990	535856	01-Oct-1991
VIBRATHANE	Taiwan	Uniroyal Chemical Company, Inc. (Delaware)	Registered	79044150	09-Oct-1990	529347	16-Jul-1991
VIBRATHANE	Taiwan	Uniroyal Chemical Company, Inc. (Delaware)	Registered	79044151	09-Oct-1990	527504	01-Jul-1991
VIBRATHANE	Taiwan	Uniroyal Chemical Company, Inc. (Delaware)	Registered	79044152	09-Oct-1990	530509	01-Aug-1991
VITAVAX	Taiwan	Uniroyal Chemical Company, Inc. (Delaware)	Registered	87039159	11-Aug-1998	858781	16-Jul-1999
ADIPRENE	Thailand	Uniroyal Chemical Company, Inc. (Delaware)	Registered	409118	18-Jan-2000	110157	15-Mar-2000
ADIPRENE (IN THAI CHARACTERS)	Thailand	Uniroyal Chemical Company, Inc. (Delaware)	Registered	322409	17-Nov-1986	TM54137	17-Nov-1986
ADIPRENE (IN THAI CHARACTERS)	Thailand	Uniroyal Chemical Company, Inc. (Delaware)	Registered	322410	17-Nov-1986	TM54138	17-Nov-1986

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
ADIPRENE EXTREME	Thailand	Uniroyal Chemical Company, Inc. (Delaware)	Registered	563381	25-Aug-2004	237159	26-Mar-2006
BI-LARV	Thailand	Uniroyal Chemical Company, Inc. (Delaware)	Registered	409120	07-Feb-1990	TM110158	15-Mar-2000
BILARV (In Thai)	Thailand	Uniroyal Chemical Company, Inc. (Delaware)	Registered	557064	27-Jun-2004	211540	26-Jan-2005
DEVICE (BULLSEYE)	Thailand	Uniroyal Chemical Company, Inc. (Delaware)	Registered	369211	09-Sep-1998	TM80604	22-Oct-1998
DIMILIN	Thailand	Uniroyal Chemical Company, Inc. (Delaware)	Registered	394521	09-Aug-1999	TM100319	22-Oct-1999
FLY-DIM	Thailand	Uniroyal Chemical Company, Inc. (Delaware)	Registered	431691	07-Sep-2000	TM145544	24-Oct-2001
NAUGARD	Thailand	Uniroyal Chemical Company, Inc. (Delaware)	Registered	405273	30-Nov-1999	TM107528	08-Feb-2000
OMITE	Thailand	Uniroyal Chemical Company, Inc. (Delaware)	Registered	226986	12-Mar-1992	TM28	26-Jun-1993
OMITE (IN LOCAL CHARACTERS)	Thailand	Uniroyal Chemical Company, Inc. (Delaware)	Registered	300943	18-Jan-1996	TM55317	14-Feb-1997

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
PANTERA	Thailand	Uniroyal Chemical Company, Inc. (Delaware)	Registered	363266	28-Jun-1988	TM77979	07-Mar-1989
PLANTVAX	Thailand	Uniroyal Chemical Company, Inc. (Delaware)	Registered	404194	19-Nov-1999	TM106148	21-Jan-2000
RIBBON FLOW	Thailand	Uniroyal Chemical Company, Inc. (Delaware)	Registered	256827	07-Dec-1993	TM59811	13-Jun-1997
ROYAL MH-30	Thailand	Uniroyal Chemical Company, Inc. (Delaware)	Registered	257317	14-Dec-1993	TM10994	16-May-1994
TEDION V18	Thailand	Uniroyal Chemical Company, Inc. (Delaware)	Registered	43831	24-Oct-1961	184912	02-Oct-2003
VITAVAX	Thailand	Uniroyal Chemical Company, Inc. (Delaware)	Registered	75845	20-Mar-1972	TM49669	25-Feb-1974
ALLEGIANCE	Turkey	Uniroyal Chemical Company, Inc. (Delaware)	Registered	2000 001967	09-Feb-2000	2000 01967	09-Feb-2000
CASORON	Turkey	Uniroyal Chemical Company, Inc. (Delaware)	Registered	09267	22-Aug-1995	90611	22-Aug-1995
DEVICE (BULLSEYE)	Turkey	Uniroyal Chemical Company, Inc. (Delaware)	Registered		15-Nov-1998	117535	15-Nov-1998

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
DU-DIM	Turkey	Uniroyal Chemical Company, Inc. (Delaware)	Registered	2003/25320	24-Sep-2003	2003025320	24-Sep-2003
JAG	Turkey	Uniroyal Chemical Company, Inc. (Delaware)	Registered	2001/023061	08-Nov-2001	2001023061	08-Nov-2001
NEMAREX	Turkey	Uniroyal Chemical Company, Inc. (Delaware)	Registered	2991/015802	10-Aug-2001	2001/015802	10-Aug-2001
PANTERA	Turkey	Uniroyal Chemical Company, Inc. (Delaware)	Registered	2000/009869	24-May-2000	2000/09869	24-May-2000
PLANTVAX	Turkey	Uniroyal Chemical Company, Inc. (Delaware)	Registered	46243	12-Nov-1992	138209	19-Oct-1972
PROMITE S	Turkey	Uniroyal Chemical Company, Inc. (Delaware)	Registered		30-May-1988	106018	30-May-1988
PROVAX	Turkey	Uniroyal Chemical Company, Inc. (Delaware)	Registered		27-Sep-1988	106888	27-Sep-1988
ROYALFLO	Turkey	Uniroyal Chemical Company, Inc. (Delaware)	Registered	9777/94	26-Sep-1994	154724	26-Sep-1994
SIGNAL	Turkey	Uniroyal Chemical Company, Inc. (Delaware)	Registered	2002/029865	21-Nov-2002	2002029865	21-Nov-2002

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
TERRA-COAT	Turkey	Uniroyal Chemical Company, Inc. (Delaware)	Registered		12-Mar-1983	76205	12-Mar-1983
TERRAZOLE	Turkey	Uniroyal Chemical Company, Inc. (Delaware)	Registered		12-Mar-1983	076206	12-Mar-1983
VITAVAX	Turkey	Uniroyal Chemical Company, Inc. (Delaware)	Registered	9900694	11-Mar-1990	117854	11-Mar-1990
VORTEX	Turkey	Uniroyal Chemical Company, Inc. (Delaware)	Registered	2001/023063	08-Nov-2001	2001023063	08-Nov-2001
CRUSOE	Turkmenistan	Uniroyal Chemical Company, Inc. (Delaware)	Registered	A0002948	31-Oct-2005	871183	31-Oct-2005
CRUSOE	Ukraine	Uniroyal Chemical Company, Inc. (Delaware)	Registered	A0002948	31-Oct-2005	871183	31-Oct-2005
POLYLOC	Ukraine	Uniroyal Chemical Company, Inc. (Delaware)	Registered	2001074514	23-Jul-2001	34786	15-Sep-2003
ACRAMITE	United Kingdom	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0002237681	28-Jun-2000	2237681	22-Dec-2000
ADIPRENE	United Kingdom	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0000730321	17-May-1954	0000730321	17-May-1954

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
ADOBE	United Kingdom	Uniroyal Chemical Company, Inc. (Delaware)	Registered	2261406	15-Feb-2001	2261406	13-Jul-2001
ALAR	United Kingdom	Uniroyal Chemical Company, Inc. (Delaware)	Registered	881661	07-Jul-1965	881661	07-Jul-1965
AMINOX	United Kingdom	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0000719487	30-Jun-1953	0000719487	22-Oct-1954
ANCHOR	United Kingdom	Uniroyal Chemical Company, Inc. (Delaware)	Registered	2047541	05-Dec-1995	2047541	30-Aug-1996
ARANOX	United Kingdom	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0000719488	30-Jun-1953	0000719488	13-Mar-1954
BLE	United Kingdom	Uniroyal Chemical Company, Inc. (Delaware)	Registered	719889	14-Jul-1953	719889	14-Jul-1953
CASORON	United Kingdom	Uniroyal Chemical Company, Inc. (Delaware)	Registered	1353192	01-Aug-1988	1353192	24-Nov-1989
CATAPULT	United Kingdom	Uniroyal Chemical Company, Inc. (Delaware)	Registered	1143331	05-Nov-1980	1143331	05-Nov-1980
CAYTUR	United Kingdom	Uniroyal Chemical Company, Inc. (Delaware)	Registered	1116176	20-Jun-1979	1116176	20-Jun-1979

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
CRUSOE	United Kingdom	Uniroyal Chemical Company, Inc. (Delaware)	Registered	2262127	22-Feb-2001	2262127	03-Aug-2001
DURAZONE	United Kingdom	Uniroyal Chemical Company, Inc. (Delaware)	Registered	1486287	18-Dec-1991	1486287	18-Dec-1991
FAZOR	United Kingdom	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0001200765	29-Jul-1983	1200765	29-Jul-1983
FLEXAMINE	United Kingdom	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0000719489	30-Jun-1953	0000719489	12-Mar-1954
FLEXZONE	United Kingdom	Uniroyal Chemical Company, Inc. (Delaware)	Registered	802285	26-Feb-1960	802285	26-Feb-1960
FLORAMITE	United Kingdom	Uniroyal Chemical Company, Inc. (Delaware)	Registered	2260071	02-Feb-2001	2260071	16-Jul-2001
JAG	United Kingdom	Uniroyal Chemical Company, Inc. (Delaware)	Registered	2284717	06-Nov-2001	2284717	05-Apr-2002
LINDEX	United Kingdom	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0000700600	17-Aug-1951	700600	17-Aug-1951
MAXTRON	United Kingdom	Uniroyal Chemical Company, Inc. (Delaware)	Registered	1200547	27-Jul-1983	1200547	27-Jul-1983

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
NAUGALUBE	United Kingdom	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0001152084	07-Apr-1981	0001152084	07-Apr-1981
NAUGARD	United Kingdom	Uniroyal Chemical Company, Inc. (Delaware)	Registered	903917	09-Jan-1967	903917	09-Jan-1967
NEMAREX	United Kingdom	Uniroyal Chemical Company, Inc. (Delaware)	Registered	2260191	05-Feb-2001	2260191	13-Jul-2001
OCTAMINE	United Kingdom	Uniroyal Chemical Company, Inc. (Delaware)	Registered	943175	27-May-1969	943175	27-May-1969
OMITE	United Kingdom	Uniroyal Chemical Company, Inc. (Delaware)	Registered	905639	17-Feb-1967	905639	17-Feb-1967
PANAREX	United Kingdom	Uniroyal Chemical Company, Inc. (Delaware)	Registered	224996	25-Oct-2000	2249996	11-May-2001
PANTERA	United Kingdom	Uniroyal Chemical Company, Inc. (Delaware)	Registered	1349609	30-Jun-1988	1349609	30-Jun-1988
PLANTVAX	United Kingdom	Uniroyal Chemical Company, Inc. (Delaware)	Registered	946150	25-Jul-1969	946150	25-Jul-1969
POLYGARD	United Kingdom	Uniroyal Chemical Company, Inc. (Delaware)	Registered	763651	19-Mar-1957	763651	19-Mar-1957

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
POLYLITE	United Kingdom	Uniroyal Chemical Company, Inc. (Delaware)	Registered	818648	24-Mar-1961	818648	24-Mar-1961
POLYLOC	United Kingdom	Uniroyal Chemical Company, Inc. (Delaware)	Registered	2274965	11-Jul-2001	2274965	11-Jul-2001
PROVAX	United Kingdom	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0001358239	20-Sep-1988	0001358239	20-Sep-1988
RIBBON FLOW	United Kingdom	Uniroyal Chemical Company, Inc. (Delaware)	Registered	1551723	27-Oct-1993	1551723	21-Oct-1994
ROYALAC	United Kingdom	Uniroyal Chemical Company, Inc. (Delaware)	Registered	919181	02-Jan-1968	919181	02-Jan-1968
SCREEN	United Kingdom	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0002278075	15-Aug-2001	0002278075	04-Oct-2002
SIGNAL	United Kingdom	Uniroyal Chemical Company, Inc. (Delaware)	Registered	2225566	21-Mar-2000	2225566	20-Jan-2004
SOLITHANE	United Kingdom	Uniroyal Chemical Company, Inc. (Delaware)	Registered	801825	27-Oct-1959	801825	27-Oct-1959
TEDION V18	United Kingdom	Uniroyal Chemical Company, Inc. (Delaware)	Registered	743837	28-Jun-1955	743837	03-Dec-1955

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
TERRA-COAT	United Kingdom	Uniroyal Chemical Company, Inc. (Delaware)	Registered	1004077	01-Jan-1973	1004077	01-Jan-1973
THE METEOR	United Kingdom	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0001114386	16-May-1979	1114386	16-May-1979
TRIMENE	United Kingdom	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0000719491	30-Jun-1953	0000719491	30-Jun-1953
TUEX	United Kingdom	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0000719486	30-Jun-1953	0000719486	29-Sep-1953
VIBRABOND	United Kingdom	Uniroyal Chemical Company, Inc. (Delaware)	Registered	1123003	25-Oct-1979	1123003	25-Oct-1979
VIBRASPRAY	United Kingdom	Uniroyal Chemical Company, Inc. (Delaware)	Registered	1113749	03-May-1979	1113749	14-Apr-1982
VITE	United Kingdom	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0001535425	12-May-1993	1535425	24-Mar-1995
VORTEX	United Kingdom	Uniroyal Chemical Company, Inc. (Delaware)	Registered	228716	06-Nov-2001	2284716	05-Apr-2002
ACTAFOAM	United States of America	Uniroyal Chemical Company, Inc. (Delaware)	Registered	72166029	03-Apr-1963	765305	25-Feb-1964

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
ADEPT	United States of America	Uniroyal Chemical Company, Inc. (Delaware)	Registered	75/471990	22-Apr-1998	2260846	13-Jul-1999
ADIPRENE	United States of America	Uniroyal Chemical Company, Inc. (Delaware)	Registered	71665762	05-May-1954	0610867	23-Aug-1955
ALANAP	United States of America	Uniroyal Chemical Company, Inc. (Delaware)	Registered	636906	20-Oct-1952	574094	05-May-1953
AMINOX	United States of America	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0182386	04-Feb-1963	779288	03-Nov-1964
ARANOX	United States of America	Uniroyal Chemical Company, Inc. (Delaware)	Registered	72/181715	21-Nov-1963	781915	22-Dec-1964
ARAZATE	United States of America	Uniroyal Chemical Company, Inc. (Delaware)	Registered	72/211947	12-Feb-1965	799001	23-Nov-1965
BEUTENE	United States of America	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0071317725	06-Aug-1931	0000289954	15-Dec-1931
BIK	United States of America	Uniroyal Chemical Company, Inc. (Delaware)	Registered	73013369	13-Feb-1974	1002414	28-Jan-1975
B-NINE	United States of America	Uniroyal Chemical Company, Inc. (Delaware)	Registered	174997	13-Aug-1963	765737	03-Mar-1964

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
BUTAZATE	United States of America	Uniroyal Chemical Company, Inc. (Delaware)	Registered	72182383	04-Dec-1963	797947	26-Oct-1965
CASORON	United States of America	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0000155743	23-Oct-1962	753930	06-Aug-1963
COMITE	United States of America	Uniroyal Chemical Company, Inc. (Delaware)	Registered	393281	27-May-1971	953392	20-Feb-1973
CPB	United States of America	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0000012658	04-Feb-1974	1005677	04-Mar-1975
ETHAZATE	United States of America	Uniroyal Chemical Company, Inc. (Delaware)	Registered	72182381	04-Dec-1963	797946	26-Oct-1965
FLEXAMINE	United States of America	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0000211945	12-Feb-1965	798999	23-Nov-1965
HEPTEEN BASE	United States of America	Uniroyal Chemical Company, Inc. (Delaware)	Registered	71317726	06-Aug-1931	289955	15-Dec-1931
METHAZATE	United States of America	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0000182384	04-Dec-1963	797948	26-Oct-1965
MH-30	United States of America	Uniroyal Chemical Company, Inc. (Delaware)	Registered	166955	17-Apr-1963	766976	24-Mar-1964

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
NAUGARD 76	United States of America	Uniroyal Chemical Company, Inc. (Delaware)	Registered	73518010	17-Jan-1985	1352297	06-Aug-1985
OCTAMINE	United States of America	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0182380	04-Dec-1963	779286	03-Nov-1964
OPEX	United States of America	Uniroyal Chemical Company, Inc. (Delaware)	Registered	075/817091	07-Oct-1999	2373004	01-Aug-2000
PACZOL	United States of America	Uniroyal Chemical Company, Inc. (Delaware)	Registered	78317510	23-Oct-2003	2953669	17-May-2005
POLYBOND	United States of America	Uniroyal Chemical Company, Inc. (Delaware)	Registered	246296	16-Jan-1980	0001201658	20-Jul-1982
POLYGARD	United States of America	Uniroyal Chemical Company, Inc. (Delaware)	Registered	634225	20-Aug-1952	0573548	21-Apr-1953
POLYWET	United States of America	Uniroyal Chemical Company, Inc. (Delaware)	Registered	78/322486	03-Nov-2003	2916321	04-Jan-2005
PROCURE	United States of America	Uniroyal Chemical Company, Inc. (Delaware)	Registered	75/472476	22-Apr-1998	2251422	08-Jun-1999
ROYAL SLO-GRO	United States of America	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0000332270	10-Jul-1969	0000926631	11-Jan-1972

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
ROYALTAC	United States of America	Uniroyal Chemical Company, Inc. (Delaware)	Registered	426949	12-Jun-1972	0961833	26-Jun-1973
SORBATRAN	United States of America	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0000460629	18-Jun-1973	1020137	09-Sep-1975
SUNPROOF	United States of America	Uniroyal Chemical Company, Inc. (Delaware)	Registered	74/142363	25-Feb-1991	1671531	14-Jan-1992
SYNTON	United States of America	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0000306871	21-Apr-1981	0001196613	01-Jun-1982
TONOX	United States of America	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0000182385	04-Dec-1963	788898	04-May-1965	Security interest granted to Deutsche Bank AG New York Branch by Uniroyal Chemical Company, Inc. executed on 8/16/2004. A release will be recorded after closing.
TUEX	United States of America	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0182382	04-Dec-1963	779287	03-Nov-1964

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
UNIROYAL CHEMICAL	United States of America	Uniroyal Chemical Company, Inc. (Delaware)	Registered	074/469058	13-Dec-1993	1873482	17-Jan-1995
UNIROYAL CHEMICAL	United States of America	Uniroyal Chemical Company, Inc. (Delaware)	Registered	074/469061	13-Dec-1993	1869200	27-Dec-1994
VIBRARIM	United States of America	Uniroyal Chemical Company, Inc. (Delaware)	Registered	78297904	09-Sep-2003	2961244	07-Jun-2005
VIBRATHANE	United States of America	Uniroyal Chemical Company, Inc. (Delaware)	Registered	72122044	24-Jun-1961	739228	16-Oct-1962
VIGILANTE	United States of America	Uniroyal Chemical Company, Inc. (Delaware)	Registered	73533178	19-Apr-1985	1364123	08-Oct-1985
WRM	United States of America	Uniroyal Chemical Company, Inc. (Delaware)	Registered	74/229841	12-Dec-1991	1714849	15-Sep-1992
WYTOX	United States of America	Uniroyal Chemical Company, Inc. (Delaware)	Registered	399033	02-Aug-1971	944425	10-Oct-1972
ALANAP	Uruguay	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0000337180	13-Feb-2002	0000337180	10-Feb-2002
TEDION V18	Uruguay	Uniroyal Chemical Company, Inc. (Delaware)	Registered		16-Aug-2001	333321	28-Oct-2001

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
KEMIKAR	Uzbekistan	Uniroyal Chemical Company, Inc. (Delaware)	Registered	93012183	12-Jul-1993	745	12-Jul-1993
ADIPRENE	Venezuela	Uniroyal Chemical Company, Inc. (Delaware)	Registered		20-Dec-1985	00030491	18-Feb-1956
B-NINE	Venezuela	Uniroyal Chemical Company, Inc. (Delaware)	Registered	14822-88	16-Aug-1988	149913	06-Dec-1993
FAZOR	Venezuela	Uniroyal Chemical Company, Inc. (Delaware)	Published	010452-1999	16-Jun-1999
FLEXZONE	Venezuela	Uniroyal Chemical Company, Inc. (Delaware)	Registered	2981	01-May-1966	55791	24-Sep-1969
FLUPRO	Venezuela	Uniroyal Chemical Company, Inc. (Delaware)	Registered	03193-2001	23-Feb-2001	P238288	28-Jun-2002
FUERA	Venezuela	Uniroyal Chemical Company, Inc. (Delaware)	Registered	2512-1999	24-Feb-1999	research4	19-Dec-2003
GRANOVAX	Venezuela	Uniroyal Chemical Company, Inc. (Delaware)	Registered	8107	01-Dec-1976	86511-F	27-Apr-1978
OMITE	Venezuela	Uniroyal Chemical Company, Inc. (Delaware)	Registered			00071307	30-Nov-1972

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
PLANTVAX	Venezuela	Uniroyal Chemical Company, Inc. (Delaware)	Registered			0000071309	30-Nov-1972
POLYBOND	Venezuela	Uniroyal Chemical Company, Inc. (Delaware)	Registered	2262/80	18-Apr-1980	00106143-F	07-Feb-1984
ROYAL MH-30	Venezuela	Uniroyal Chemical Company, Inc. (Delaware)	Registered	8001	10-Jul-1985	120196-F	25-Apr-1986
ROYALTAC	Venezuela	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0000006560	01-Jul-1981	00111978-F	12-Dec-1984
TEDION V18	Venezuela	Uniroyal Chemical Company, Inc. (Delaware)	Registered	1483	25-Apr-1960	42454	17-Oct-1962
TRIVAX	Venezuela	Uniroyal Chemical Company, Inc. (Delaware)	Registered	6179	01-Sep-1979	102165-F	25-May-1983
VITAVAX	Venezuela	Uniroyal Chemical Company, Inc. (Delaware)	Registered			73464-F	17-Jul-1973
B-NINE	Viet Nam	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0N-0168/95	17-Jan-1995	0000017880	29-Aug-1995
PLANTVAX	Viet Nam	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0N-0170/95	17-Jan-1995	17881	29-Aug-1995

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
VITAVAX	Viet Nam	Uniroyal Chemical Company, Inc. (Delaware)	Registered	0N-171/95	17-Jul-1995	18039	14-Sep-1995
FLORAMITE	Zambia	Uniroyal Chemical Company, Inc. (Delaware)	Registered	97/2001	09-Feb-2001	97/2001	16-Oct-2002
FLORAMITE	Zimbabwe	Uniroyal Chemical Company, Inc. (Delaware)	Registered	154/2001	07-Feb-2001	154/2001	03-Dec-2001
POLYLOC	Zimbabwe	Uniroyal Chemical Company, Inc. (Delaware)	Registered	730/2001	12-Jul-2001	730/2001	20-May-2002
ROYALCAP	Zimbabwe	Uniroyal Chemical Company, Inc. (Delaware)	Registered	1999/0527	27-May-1999	724/99	20-Dec-1999
ROYALFLO	Zimbabwe	Uniroyal Chemical Company, Inc. (Delaware)	Registered		24-Aug-1994	1245/94	08-May-1995
CASORON	African Union Territories (OAPI)	Uniroyal Chemical Company, Inc. (NJ)	Registered	69955	04-Feb-1980	19923	04-Feb-1980
POLYGARD	African Union Territories (OAPI)	Uniroyal Chemical Company, Inc. (NJ)	Registered	68733	06-Nov-1978	18668	04-Aug-1979
ADOBE	Argentina	Uniroyal Chemical Company, Inc. (NJ)	Registered	2328219	19-Feb-2001	1886151	19-Sep-2002

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
CRUSOE	Argentina	Uniroyal Chemical Company, Inc. (NJ)	Registered	2328676	22-Feb-2001	1892346	28-Oct-2002
FLUPRO	Argentina	Uniroyal Chemical Company, Inc. (NJ)	Registered	2328937	23-Feb-2001	1887162	26-Sep-2002
OCTAMINE	Argentina	Uniroyal Chemical Company, Inc. (NJ)	Registered	0002007121	01-Nov-1995	1619589	23-Oct-1996
DURAZONE	Bangladesh	Uniroyal Chemical Company, Inc. (NJ)	Registered	0000033746	04-Nov-1991	0000033746	31-Jul-1995
MICROMITE	Bangladesh	Uniroyal Chemical Company, Inc. (NJ)	Registered	0000151800	21-Sep-1979	0000151800	06-Jan-1985
OMITE	Bangladesh	Uniroyal Chemical Company, Inc. (NJ)	Registered	2077	04-Jun-1973	2077	21-Nov-1982
VITAVAX	Bangladesh	Uniroyal Chemical Company, Inc. (NJ)	Registered	59203	14-Mar-1999	59203	14-Mar-1999
ROYAL MH-30 SG	Bosnia and Herzegovina	Uniroyal Chemical Company, Inc. (NJ)	Registered	015420A	03-Aug-2001	BAZ15420A	14-Dec-2006
PROCURE	Brazil	Uniroyal Chemical Company, Inc. (NJ)	Pending	826057110	12-Nov-2003

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
TERRAGUARD	Brazil	Uniroyal Chemical Company, Inc. (NJ)	Published	826057101	13-Nov-2003
ACROMITE	Chile	Uniroyal Chemical Company, Inc. (NJ)	Registered	472671	12-Jan-2000	616920	16-Apr-2002
DIMILIN	Costa Rica	Uniroyal Chemical Company, Inc. (NJ)	Registered	126396	07-Oct-1999	131430	14-Feb-2002
DIMILIN	Dominican Republic	Uniroyal Chemical Company, Inc. (NJ)	Registered		14-Dec-1979	29764	14-Dec-1979
FLUPRO	Dominican Republic	Uniroyal Chemical Company, Inc. (NJ)	Registered	2002-158931	26-Feb-2001	129947	15-Aug-2001
FUERA	Dominican Republic	Uniroyal Chemical Company, Inc. (NJ)	Registered	0000009315	10-Mar-1999	0000103992	15-May-1999
PANTERA	Dominican Republic	Uniroyal Chemical Company, Inc. (NJ)	Registered	0099039210	25-Jun-1999	0000107406	15-Oct-1999
TERRAZOLE	Dominican Republic	Uniroyal Chemical Company, Inc. (NJ)	Registered			0000024943	05-Feb-1976
ACRAMITE	Egypt	Uniroyal Chemical Company, Inc. (NJ)	Pending	000140387	13-Feb-2001

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
COMITE	Egypt	Uniroyal Chemical Company, Inc. (NJ)	Registered	0000077645	10-Jul-1990	0000077645	08-Apr-1993
OMITE (IN CYRILLIC)	Georgia	Uniroyal Chemical Company, Inc. (NJ)	Registered	1993 002279	17-Mar-1992	0000010858	23-Sep-1998
ROYAL MH-30 SG	Georgia	Uniroyal Chemical Company, Inc. (NJ)	Registered	1993009343	23-Dec-1993	11148	27-Nov-1998
DIMILIN	Honduras	Uniroyal Chemical Company, Inc. (NJ)	Registered		21-Nov-1979	28177	16-May-1980
FLUPRO	Honduras	Uniroyal Chemical Company, Inc. (NJ)	Registered	0000839-01	28-Feb-2001	82125	10-Jul-2001
FUERA	Honduras	Uniroyal Chemical Company, Inc. (NJ)	Registered	3204/99	04-Mar-1999	80138	18-Dec-2000
PANTERA	Honduras	Uniroyal Chemical Company, Inc. (NJ)	Registered	8210/99	22-Jun-1999	79769	10-Nov-2000
DIMILIN	Hong Kong	Uniroyal Chemical Company, Inc. (NJ)	Registered		05-Jul-1979	858/1980	07-May-1980
RIBBON FLOW	Hong Kong	Uniroyal Chemical Company, Inc. (NJ)	Registered	0093/11675	02-Nov-1993	003264/96	12-Apr-1996

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
POLYGARD	India	Uniroyal Chemical Company, Inc. (NJ)	Registered	178241	29-Jan-1957	178241	29-Jan-1957
TETRA V18	Jordan	Uniroyal Chemical Company, Inc. (NJ)	Registered	43185	27-Aug-1996	43185	23-Jun-1997
VITAFLO	Jordan	Uniroyal Chemical Company, Inc. (NJ)	Registered			16533	01-Jan-1978
FLORAMITE	Kenya	Uniroyal Chemical Company, Inc. (NJ)	Pending	51963	29-Aug-2001
DIMILIN	Kuwait	Uniroyal Chemical Company, Inc. (NJ)	Registered	0000047226	28-Jun-2000	0000037801	10-Jun-2002
ACRAMITE	Lebanon	Uniroyal Chemical Company, Inc. (NJ)	Registered	86418	15-Feb-2001	86418	15-Feb-2001
DEVICE (BULLSEYE)	Lebanon	Uniroyal Chemical Company, Inc. (NJ)	Registered	0000076420	12-Sep-1978	60972	23-Sep-1993
OMITE	Lebanon	Uniroyal Chemical Company, Inc. (NJ)	Registered	85964	04-Jan-2001	85964	04-Jan-2001
B-NINE	Malaya	Uniroyal Chemical Company, Inc. (NJ)	Registered	000M/85644	10-Mar-1980	0000085644	10-Mar-1980

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
DU-DIM	Malaysia	Uniroyal Chemical Company, Inc. (NJ)	Registered	089/MA7794	18-Dec-1989	089/MA7794	03-Nov-1994
OMITE	Mexico	Uniroyal Chemical Company, Inc. (NJ)	Registered	9250	22-Feb-1967	139187	18-Nov-1967
SIGNAL	Moldova	Uniroyal Chemical Company, Inc. (NJ)	Registered	0000099981	31-Jan-2001	0000008450	15-Jan-2002
MICROMITE	Morocco	Uniroyal Chemical Company, Inc. (NJ)	Registered		07-Nov-1980	75262	07-Nov-1980
TERRAZOLE	Myanmar	Uniroyal Chemical Company, Inc. (NJ)	Registered	4981/1996	29-Oct-1996	4981/1996	29-Jan-1997
DEVICE (HEAD)	Namibia	Uniroyal Chemical Company, Inc. (NJ)	Registered	00090/0453	18-Apr-1990	00090/0453	18-Apr-1990
WRM	Namibia	Uniroyal Chemical Company, Inc. (NJ)	Registered	00090/0454	18-Apr-1990	00090/0454	18-Apr-1990
WRM	Namibia	Uniroyal Chemical Company, Inc. (NJ)	Registered	00090/0455	18-Apr-1990	00090/0455	18-Apr-1990
DRUM PAL	New Zealand	Uniroyal Chemical Company, Inc. (NJ)	Registered	0000137127	13-May-1981	0000137127	12-Sep-1984

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
DEVICE (HEAD OF GRAIN)	Nicaragua	Uniroyal Chemical Company, Inc. (NJ)	Registered		07-Nov-1989	10503CC	13-Nov-1979
FLUPRO	Nicaragua	Uniroyal Chemical Company, Inc. (NJ)	Published	002001-914	13-Mar-2001
FUERA	Nicaragua	Uniroyal Chemical Company, Inc. (NJ)	Registered	0099-00622	25-Feb-1999	45447	04-Dec-2000
PANTERA	Nicaragua	Uniroyal Chemical Company, Inc. (NJ)	Registered	0099-01964	18-Jun-1999	60101CC	05-Feb-2004
TRIMENE	Nicaragua	Uniroyal Chemical Company, Inc. (NJ)	Registered		24-Oct-1969	0000022175	30-Jan-1970
DIMILIN	Panama	Uniroyal Chemical Company, Inc. (NJ)	Registered	046592	11-Mar-1988	046592	15-Dec-1988
FUERA	Panama	Uniroyal Chemical Company, Inc. (NJ)	Registered	0000101012	08-Jun-1999	0000101012	15-Apr-2002
PANTERA	Panama	Uniroyal Chemical Company, Inc. (NJ)	Registered	0000103806	16-Nov-1999	0000103806	21-Nov-2000
DIMILIN	Paraguay	Uniroyal Chemical Company, Inc. (NJ)	Registered	218449	02-Oct-1979	218449	02-Oct-1979

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
OMITE	Paraguay	Uniroyal Chemical Company, Inc. (NJ)	Registered	00071-2000	04-Jan-2000	226902	21-Jul-2000
VITAVAX	Paraguay	Uniroyal Chemical Company, Inc. (NJ)	Registered	2000/1618	28-Jan-2000	226943	21-Jul-2000
ACRAMITE	Saudi Arabia	Uniroyal Chemical Company, Inc. (NJ)	Registered	0000069339	04-Feb-2001	0000588/52	19-Sep-2001
DIMILIN	Saudi Arabia	Uniroyal Chemical Company, Inc. (NJ)	Registered	8542	14-Jul-1979	85/42	10-Jun-1981
DURAZONE	Sri Lanka	Uniroyal Chemical Company, Inc. (NJ)	Registered	63851	18-May-1992	63851	18-May-1992
OMITE	Sri Lanka	Uniroyal Chemical Company, Inc. (NJ)	Registered	34702	01-Sep-1972	34702	01-Sep-1972
PLANTVAX	Sri Lanka	Uniroyal Chemical Company, Inc. (NJ)	Registered	34698	01-Sep-1972	34698	01-Sep-1972
VITAVAX	Sri Lanka	Uniroyal Chemical Company, Inc. (NJ)	Registered	34703	01-Sep-1972	34703	01-Sep-1972
ACRAMITE	Tunisia	Uniroyal Chemical Company, Inc. (NJ)	Registered		15-Feb-2001	00EE010307	15-Feb-2001

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
ALAR	Tunisia	Uniroyal Chemical Company, Inc. (NJ)	Registered	0EE97.0354	03-Feb-1967	0000071/82	03-Feb-1967
TEDION V18	Tunisia	Uniroyal Chemical Company, Inc. (NJ)	Registered		24-Mar-1995	EE950403	24-Mar-1995
ACRAMITE	Turkey	Uniroyal Chemical Company, Inc. (NJ)	Registered	2001/012520	28-Jun-2001	2001012520	28-Jun-2001
BLE	United States of America	Uniroyal Chemical Company, Inc. (NJ)	Registered	0000309277	23-Dec-1930	0000283324	26-May-1931
BLIZZARD	United States of America	Uniroyal Chemical Company, Inc. (NJ)	Registered	76/141338	06-Oct-2000	2942342	19-Apr-2005
LAUREX	United States of America	Uniroyal Chemical Company, Inc. (NJ)	Registered	0000309275	23-Dec-1930	0000288670	03-Nov-1931
NAUGAWHITE	United States of America	Uniroyal Chemical Company, Inc. (NJ)	Registered	0000056898	08-Aug-1958	0688941	01-Dec-1959
NITROPORE	United States of America	Uniroyal Chemical Company, Inc. (NJ)	Registered	72076109	19-Jun-1959	694425	15-Mar-1960
PROVAX	United States of America	Uniroyal Chemical Company, Inc. (NJ)	Registered	0000765318	22-Nov-1988	1583268	20-Feb-1990

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
QUALITY THE ACTIVE INGREDIENT	United States of America	Uniroyal Chemical Company, Inc. (NJ)	Registered	073/819139	14-Aug-1989	0001644864	21-May-1991
ROYALAC	United States of America	Uniroyal Chemical Company, Inc. (NJ)	Registered	0000283830	31-Oct-1967	0000869572	20-May-1969
ROYALTUF	United States of America	Uniroyal Chemical Company, Inc. (NJ)	Registered	0000773543	09-Jan-1989	1558675	03-Oct-1989
SOLITHANE	United States of America	Uniroyal Chemical Company, Inc. (NJ)	Registered	84103	27-Oct-1959	703073	23-Aug-1960
TRIMENE BASE	United States of America	Uniroyal Chemical Company, Inc. (NJ)	Registered	309276	23-Dec-1930	0000285004	14-Jul-1931	Security interest granted to Deutsche Bank AG New York Branch by Uniroyal Chemical Company, Inc. executed on 8/16/2004. A release will be recorded after closing.
VIBRABOND	United States of America	Uniroyal Chemical Company, Inc. (NJ)	Registered	222108	03-Jul-1979	1173764	20-Oct-1981

Trademark	Country	Record Owner	Status	App. No.	App. Date	Reg. No.	Reg. Date	K&E Comments
VIBRACURE	United States of America	Uniroyal Chemical Company, Inc. (NJ)	Registered	200383	15-Jan-1979	1134920	13-May-1980
TERRAZOLE	Viet Nam	Uniroyal Chemical Company, Inc. (NJ)	Pending	0N-0169/95	17-Jan-1995
UNIROYAL & DEVICE	Botswana	Uniroyal Goodrich Licensing Services, Inc. (25)	Registered			7441	09-Feb-1970
UNIROYAL & DEVICE	South Africa	Uniroyal Goodrich Licensing Services, Inc.	Registered	00070/0563	09-Feb-1970	00070/0563	09-Feb-1970
UNIROYAL & DEVICE	South Africa	Uniroyal Goodrich Licensing Services, Inc.	Registered	00070/0564	09-Feb-1970	00070/0564	09-Feb-1970
UNIROYAL & DEVICE	South Africa	Uniroyal Goodrich Licensing Services, Inc.	Registered	00070/0565	09-Feb-1970	00070/0565	09-Feb-1970
HYBASE	Sweden	Witco Chemical Corporation(26)	Registered	3713	26-Nov-1957	86321	16-Jan-1959

(25) Company has confirmed that Chemtura Corporation is the beneficial owner of all trademarks currently held by Uniroyal Goodrich Licensing Services, Inc.

(26) Company has confirmed that Chemtura Corporation is the beneficial owner of all trademarks currently held by Witco Chemical Corporation.

CHEMTURA CORPORATION

PATENTS

Pending and Granted Patents

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Israel	Granted	159091	31-May-2002	159091	4-Sep-2007	Anderol, Inc.(1)	HIGH TEMPERATURE LUBRICANT COMPOSITION
United States	Granted	11/464668	15-Aug-2006	7413682	19-Aug-2008	Anderol, Inc.	ANTIOXIDANTS AND METHODS OF MAKING ANTIOXIDANTS
United States	Granted	11/672559	8-Feb-2007	7307049	11-Dec-2007	Anderol, Inc.	ANTIOXIDANTS FOR SYNTHETIC LUBRICANTS AND METHODS AND MANUFACTURE
China P.R.	Granted	99804334.6	8-Dec-1999	99804334.6	11-Aug-2004	Basell North America Inc.(2)	POLYPROPYLENE GRAFT COPOLYMERS WITH IMPROVED SCRATCH AND MAR RESISTANCE
Finland	Granted	97112260.1	17-Jul-1997	819709	13-Nov-2002	Basell North America Inc.	PROCESS FOR PRODUCING POLYOLEFIN GRAFTED COPOLYMERS

(1) Company has confirmed that Chemtura Corporation is the beneficial owner of all patents currently held by Anderol, Inc.

(2) Company has confirmed that Chemtura Corporation is the beneficial owner of all patents currently held by Basell North America Inc.

1

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
France	Granted	97112260.1	17-Jul-1997	819709	13-Nov-2002	Basell North America Inc.	PROCESS FOR PRODUCING POLYOLEFIN GRAFTED COPOLYMERS
Germany	Granted	97112260.1	17-Jul-1997	69717017.9	13-Nov-2002	Basell North America Inc.	PROCESS FOR PRODUCING POLYOLEFIN GRAFTED COPOLYMERS
Great Britain	Granted	99973412.2	8-Dec-1999	1056807	26-Jan-2005	Basell North America Inc.	POLYPROPYLENE GRAFT COPOLYMERS WITH IMPROVED SCRATCH AND MAR RESISTANCE
Great Britain	Granted	97112260.1	17-Jul-1997	819709	13-Nov-2002	Basell North America Inc.	PROCESS FOR PRODUCING POLYOLEFIN GRAFTED COPOLYMERS
Italy	Granted	97112260.1	17-Jul-1997	819709	13-Nov-2002	Basell North America Inc.	PROCESS FOR PRODUCING POLYOLEFIN GRAFTED COPOLYMERS
Japan	Granted	07-034561	31-Jan-1995	3942203	13-Apr-2007	Basell North America Inc.	PROCESS FOR SEQUENTIALLY GRAFTING OLEFIN POLYMER MATERIALS AND GRAFTED POLYMERS THEREFROM
Mexico	Granted	26568	19-Mar-1991	178527	3-Jul-1995	Basell North America Inc.	HEAT RESISTANT PROPYLENE POLYMER COMPOSITIONS.
Mexico	Granted	2000/007976	8-Dec-1999	213940	25-Apr-2003	Basell North America Inc.	POLYPROPYLENE GRAFT COPOLYMERS WITH IMPROVED SCRATCH AND MAR RESISTANCE

2

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Mexico	Granted	9203003	18-Jun-1992	181022	14-Mar-1996	Basell North America Inc.	PROCESS FOR GRAFTING VINYL MONOMERS ON PARTICULATE OLEFIN POLYMERS.
Mexico	Granted	9505087	18-Jun-1992	194888	12-Jan-2000	Basell North America Inc.	PROCESS FOR GRAFTING VINYL MONOMERS ON PARTICULATE OLEFIN POLYMERS.
Republic of Korea	Granted	1997-0033792	19-Jul-1997	367194	23-Dec-2002	Basell North America Inc.	PROCESS AND APPARATUS FOR PRODUCING POLYOLEFIN GRAFTED COPOLYMERS
Republic of Korea	Granted	10-1992-10648	19-Jun-1992	231675	31-Aug-1999	Basell North America Inc.	PROCESS FOR GRAFTING VINYL MONOMERS ON PARTICULATE OLEFIN POLYMERS.
United States	Granted	08/935227	22-Sep-1997	5888939	30-Mar-1999	BioLab Services, Inc.	COMPOSITION AND METHODS FOR CONTROLLING THE GROWTH OF MICROBIALS IN AQUEOUS MEDIA
United States	Granted	08/355112	13-Dec-1994	5591692	7-Jan-1997	BioLab Services, Inc.	COMPOSITIONS AND METHODS FOR CONTROLLING THE GROWTH OF MICROBIALS IN AQUEOUS MEDIA
United States	Granted	08/234638	28-Apr-1994	5498415	12-Mar-1996	BioLab Services, Inc.	DISINFECTANT FOR THE TREATMENT OF WATER SYSTEMS

3

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
United States	Granted	08/530643	20-Sep-1995	5,514,287	7-May-1996	BioLab Services, Inc.	METHOD AND COMPOSITIONS FOR TREATING RECIRCULATING WATER
United States	Granted	08/530639	20-Sep-1995	5670059	23-Sep-1997	BioLab Services, Inc.	METHOD AND COMPOSITIONS FOR TREATING RECIRCULATING WATER SYSTEMS
United States	Granted	08/675042	3-Jul-1996	5779914	14-Jul-1998	BioLab Services, Inc.	METHODS FOR SANITIZING WATER
Australia	Granted	2003-243202	7-May-2003	2003243202	15-Jan-2009	Bio-Lab, Inc.	CATALYTIC OXIDATION OF PEROXY SALTS
Australia	Granted	57347/96	8-May-1996	718428	27-Jul-2000	Bio-Lab, Inc.	CHLOROISOCYANURIC ACID COMPOSITION HAVING REDUCED GAS EVOLUTION
Australia	Granted	25780/92	3-Sep-1992	659678	3-Oct-1995	Bio-Lab, Inc.	COMPOSITIONS AND METHODS FOR CONTROLLING THE GROWTH OF MICROBIALS IN AQUEOUS MEDIA
Australia	Granted	14194/92	30-Jan-1992	651186	22-Nov-1994	Bio-Lab, Inc.	DISINFECTANT FOR THE TREATMENT OF WATER SYSTEMS
Australia	Granted	25542/95	12-May-1995	693210	5-Nov-1998	Bio-Lab, Inc.	METHOD AND COMPOSITIONS FOR TREATING RECIRCULATING WATER SYSTEMS

4

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Australia	Granted	69859/98	12-May-1995	717276	6-Jul-2000	Bio-Lab, Inc.	METHOD AND COMPOSITIONS FOR TREATING RECIRCULATING WATER SYSTEMS
Australia	Granted	59383/96	30-May-1996	696499	24-Dec-1998	Bio-Lab, Inc.	SEQUESTERED COPPER ALGICIDES USING IONIC POLYMERIC STABILIZING AGENTS
Australia	Granted	57388/96	10-May-1996	706731	7-Oct-1999	Bio-Lab, Inc.	SLOW-DISSOLVING MULTI-FUNCTIONAL SANITIZER AND CLARIFIER
Australia	Granted	69858/98	12-May-1995	708827	5-Nov-1998	Bio-Lab, Inc.	TABLET COMPOSTIONS FOR CONTROLLING MICROBIAL GROWTH
Canada	Granted	2221154	8-May-1996	2221154	6-Feb-2001	Bio-Lab, Inc.	CHLOROISOCYANURIC ACID COMPOSITION HAVING REDUCED GAS EVOLUTION
Canada	Granted	2116454	3-Sep-1992	2116454	7-May-2002	Bio-Lab, Inc.	COMPOSITIONS AND METHODS FOR CONTROLLING THE GROWTH OF MICROBIALS IN AQUEOUS MEDIA
Canada	Granted	2103715	30-Jan-1992	21037150	6-Jan-1998	Bio-Lab, Inc.	DISINFECTANT FOR THE TREATMENT OF WATETR SYSTEMS
Canada	Granted	2190490	12-May-1995	2190490	18-Jan-2000	Bio-Lab, Inc.	METHOD AND COMPOSITIONS FOR TREATING RECIRCULATING WATER SYSTEMS

5

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Canada	Granted	2,221,252	10-May-1996	2,221,252	17-Aug-2004	Bio-Lab, Inc.	SLOW-DISSOLVING MULTI-FUNCTIONAL SANITIZER AND CLARIFIER
France	Granted	EP92919807.5	3-Sep-1992	637914	11-Nov-1998	Bio-Lab, Inc.	COMPOSITIONS AND METHODS FOR CONTROLLING THE GROWTH OF MICROBIALS IN AQUEOUS MEDIA
France	Granted	95919888.8	12-May-1995	759890	19-Dec-2001	Bio-Lab, Inc.	METHOD AND COMPOSITIONS FOR TREATING RECIRCULATING WATER SYSTEMS
Germany	Granted	92919807.5	3-Sep-1992	69227595.9	11-Nov-1998	Bio-Lab, Inc.	COMPOSITIONS AND METHODS FOR CONTROLLING THE GROWTH OF MICROBALS IN AQUEOUS MEDIA
Germany	Granted	95919888.8	12-May-1995	69524744.1	19-Dec-2001	Bio-Lab, Inc.	METHOD AND COMPOSITIONS FOR TREATING RECIRCULATING WATER SYSTEMS
Great Britain	Granted	95919888.8	12-May-1995	759890	19-Dec-2001	Bio-Lab, Inc.	METHOD AND COMPOSITIONS FOR TREATING RECIRCULATING WATER SYSTEMS

6

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Italy	Granted	92919807.5	3-Sep-1992	637914	11-Nov-1998	Bio-Lab, Inc.	COMPOSITIONS AND METHODS FOR CONTROLLING THE GROWTH OF MICROBIALS IN AQUEOUS MEDIA
Italy	Granted	95919888.8	12-May-1995	759890	19-Dec-2001	Bio-Lab, Inc.	METHOD AND COMPOSITIONS FOR TREATING RECIRCULATING WATER SYSTEMS
Japan	Granted	506607/92	30-Jan-1992	3323197	28-Jun-2002	Bio-Lab, Inc.	DISINFECTANT FOR THE TREATMENT OF WATER SYSTEMS
Mexico	Granted	92-00563	10-Feb-1992	177237	15-Mar-1995	Bio-Lab, Inc.	DISINFECTANT FOR THE TREATMENT OF WATER SYSTEMS
New Zealand	Granted	536388	7-May-2003	536388	8-Nov-2007	Bio-Lab, Inc.	CATALYTIC OXIDATION OF PEROXY SALTS
New Zealand	Granted	545253	13-Aug-2004	545253	8-Jan-2009	Bio-Lab, Inc.	DUAL LAYER TABLET, METHOD OF MAKING AND USE THEREOF
New Zealand	Granted	285971	12-May-1995	285971	11-May-1999	Bio-Lab, Inc.	METHOD AND COMPOSITIONS FOR TREATING RECIRCULATING WATER SYSTEMS
South Africa	Granted	2004/9037	7-May-2003	2004/9037	28-Jun-2006	Bio-Lab, Inc.	CATALYTIC OXIDATION OF PEROXY SALTS
South Africa	Granted	96/3751	10-May-1996	96/3751	27-Nov-1996	Bio-Lab, Inc.	CHLOROISOCYANURIC ACID COMPOSITION HAVING REDUCED GAS EVOLUTION

7

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
South Africa	Granted	92/6651	2-Sep-1992	92/6651	26-May-1993	Bio-Lab, Inc.	COMPOSITONS AND METHODS FOR CONTROLLING THE GROWTH OF MICROBIALS IN AQUEOUS MEDIA
South Africa	Granted	92/0798	4-Feb-1992	92/0798	25-Nov-1992	Bio-Lab, Inc.	DISINFECTANT FOR THE TREATMENT OF WATER SYSTEMS
South Africa	Granted	2006/01082	13-Aug-2004	2006/01082	25-Apr-2007	Bio-Lab, Inc.	DUAL LAYER TABLET, METHOD OF MAKING AND USE THEREOF
South Africa	Granted	95/3796	10-May-1995	95/3796	24-Apr-1996	Bio-Lab, Inc.	METHOD AND COMPOSITIONS FOR TREATING RECIRCULATING WATER SYSTEMS
South Africa	Granted	2003/09692	4-Jun-2002	2003/09692	24-Nov-2004	Bio-Lab, Inc.	SELF-CLEANING PROBE SYSTEM
South Africa	Granted	96/4766	6-Jun-1996	96/4766	26-Mar-1997	Bio-Lab, Inc.	SEQUESTERED COPPER ALGICIDES USING IONIC POLYMERIC STABILIZING AGENTS
Spain	Granted	92919807.5	3-Sep-1992	637914	11-Nov-1998	Bio-Lab, Inc.	COMPOSITIONS AND METHODS FOR CONTROLLING THE GROWTH OF MICROBIALS IN AQUEOUS MEDIA
United States	Granted	10/923251	19-Aug-2004	7419589	2-Sep-2008	Bio-Lab, Inc.	ADAPTABLE WATER PURIFICATION APPARATUS

8

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
United States	Granted	08/683168	18-Jul-1996	5776876	7-Jul-1998	Bio-Lab, Inc.	AQUEOUS ACIDIC FILTER CLEANING COMPOSITION FOR REMOVING ORGANIC BIGUANIDE DEPOSITS
United States	Granted	10/872202	18-Jun-2004	7045077	16-May-2006	Bio-Lab, Inc.	CALCIUM HYPOCHLORITE COMPOSITIONS
United States	Granted	10/513651	5-Nov-2004	7238290	3-Jul-2007	Bio-Lab, Inc.	CATALYTIC OXIDATION OF PEROXY SALTS
United States	Granted	08/441382	15-May-1995	5674429	7-Oct-1997	Bio-Lab, Inc.	CHLOROISOCYANURIC ACID COMPOSITION HAVING REDUCED GAS EVOLUTION
United States	Granted	08/826537	2-Apr-1997	5908580	1-Jun-1999	Bio-Lab, Inc.	CHLOROISOCYANURIC ACID COMPOSITION HAVING REDUCED GAS EVOLUTION
United States	Granted	09/281186	30-Mar-1999	6,068,791	30-May-2000	Bio-Lab, Inc.	CHLOROISOCYANURIC ACID COMPOSITION HAVING REDUCED GAS EVOLUTION
United States	Granted	08/324389	17-Oct-1994	5,614,528	25-Mar-1997	Bio-Lab, Inc.	COMPOSITIONS AND METHODS FOR INHIBITING THE FORMATION OF CHLORAMINES AND TRIHALOMETHANES IN AQUEOUS MEDIA
United States	Granted	08/695123	5-Aug-1996	5670451	23-Sep-1997	Bio-Lab, Inc.	COMPOSTIONS AND METHODS FOR CONRTOLLING THE GROWTH OF MICROBIALS IN AQUEOUS MEDIA

9

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
United States	Granted	07/431824	6-Nov-1989	5015643	14-May-1991	Bio-Lab, Inc.	DISINFECTANT FOR THE TREATMENT OF WATER SYSTEMS
United States	Granted	10/645310	21-Aug-2003	6,863,830	8-Mar-2005	Bio-Lab, Inc.	DUAL LAYER TABLET, METHOD OF MAKING AND USE THEREOF
United States	Granted	10/939131	10-Sep-2004	7452122	18-Nov-2008	Bio-Lab, Inc.	FEEDER DEVICE
United States	Granted	36346	24-Mar-1993	5422126	6-Jun-1995	Bio-Lab, Inc.	HALOGEN COMPOSITIONS FOR WATER TREATMENT AND METHOD OF PREPARATION THEREOF
United States	Granted	08/243,236	16-May-1994	5,478,482	26-Dec-1995	Bio-Lab, Inc.	METHOD AND COMPOSTIONS FOR TREATING RECIRCULATING WATER SYSTEMS
United States	Granted	11/757722	4-Jun-2007	7364669	29-Apr-2008	Bio-Lab, Inc.	METHOD FOR REDUCING REACTIVITY OF CALCIUM HYPOCHLORITE
United States	Granted	07/950907	24-Sep-1992	5338461	16-Aug-1994	Bio-Lab, Inc.	METHOD OF DISINFECTING A WATER SYSTEM WITH A DRY OXIDIZER COMPOSITION
United States	Granted	324,088	14-Oct-1994	5,490,886	13-Feb-1996	Bio-Lab, Inc.	METHODS FOR QUENCHING METAL
United States	Granted	08/308282	19-Sep-1994	5514640	7-May-1996	Bio-Lab, Inc.	NON-CRYSTALLIZING C14 QUARTERNARY AMMONIUM BIOCIDES

10

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
United States	Granted	8561934	22-Nov-1995	5851406	22-Dec-1998	Bio-Lab, Inc.	PROCESS FOR PREVENTING THE DEGRADATION OF WATER SOLUBLE PACKAGING FILMS BY HALOGENATED HYDANTOINS OR CHLORINATED CYANURIC ACID AND APPARATUS FOR DISINFECTING A WATER SYSTEM
United States	Granted	08/486832	7-Jun-1995	5,541,150	30-Jul-1996	Bio-Lab, Inc.	SEQUESTERED COPPER ALGICIDES USING IONIC POLYMERIC STABILIZING AGENTS
United States	Granted	08/973295	1-Apr-1998	6387415	14-May-2002	Bio-Lab, Inc.	SEQUESTERED METAL BIOCIDES USING IONIC POLYMERIC STABILIZING AGENTS
United States	Granted	08/441384	15-May-1995	5,648,314	15-Jul-1997	Bio-Lab, Inc.	SLOW-DISSOLVING MULTI-FUNCTIONAL SANITIZER AND CLARIFIER
United States	Granted	09/638987	15-Aug-2000	6,528,466	4-Mar-2003	Bio-Lab, Inc.	SOLID OXIDIZER WITH DISSOLUTION INDICATIOR
United States	Granted	08/856,874	15-May-1997	5,866,511	2-Feb-1999	Bio-Lab, Inc.	STABILIZED SOLUTIONS OF BROMONITROMETHANE AND THEIR USE AS BIOCIDES
United States	Granted	10/681579	8-Oct-2003	7083717	1-Aug-2006	Bio-Lab, Inc.	WATER PURIFICATION APPARATUS

11

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
France	Granted	5766688.5	22-Jun-2005	1784411	12-Nov-2008	Chemtura Corp. and Chemtura Canada Co./Cie.	OVERBASED CALCIUM SALICYLATE GREASES
Germany	Granted	5766688.5	22-Jun-2005	6.02005E+11	12-Nov-2008	Chemtura Corp. and Chemtura Canada Co./Cie.	OVERBASED CALCIUM SALICYLATE GREASES
Great Britain	Granted	5766688.5	22-Jun-2005	1784411	12-Nov-2008	Chemtura Corp. and Chemtura Canada Co./Cie.	OVERBASED CALCIUM SALICYLATE GREASES
Italy	Granted	5766688.5	22-Jun-2005	1784411	12-Nov-2008	Chemtura Corp. and Chemtura Canada Co./Cie.	OVERBASED CALCIUM SALICYLATE GREASES
Australia	Granted	11897/2008	22-Apr-2008	320710	11-Aug-2008	Chemtura Corporation	TIRE
Australia	Granted	11898/2008	22-Apr-2008	320711	11-Aug-2008	Chemtura Corporation	TIRE
Austria	Granted	1959611.3	7-Aug-2001	1307465	19-Oct-2005	Chemtura Corporation	DIRECT SYNTHESIS OF TIN (II) AND CARBOXYLATES AND TIN (IV) CARBOXYLATES FROM ELEMENTAL TIN OR TIN OXIDES
Austria	Granted	3783413.2	10-Nov-2003	1562730	30-Jan-2008	Chemtura Corporation	METHOD AND DEVICE FOR APPLYING A THICK REACTIVE COATING ON A BODY ROTATING ABOUT AN AXIS
Austria	Granted	1979262.1	19-Sep-2001	1325069	22-Feb-2006	Chemtura Corporation	THERMOPLASTIC RESINS STABILIZED BY BLENDS OF STERICALLY HINDERED PHENOLS, SECONDARY AMINES, AND LACTONES

12

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Belgium	Granted	3741907.4	6-Jun-2003	1517878	21-Mar-2007	Chemtura Corporation	COMPLEXES OF METAL SALTS OF ORGANIC ACIDS AND B-DIKETONES AND METHODS FOR PRODUCING SAME
Belgium	Granted	99939198	25-Feb-1999	1086195	9-Jun-2004	Chemtura Corporation	MARINE CYLINDER OILS CONTAINING HIGH VISCOSITY DETERGENTS
Belgium	Granted	3783413.2	10-Nov-2003	1562730	30-Jan-2008	Chemtura Corporation	METHOD AND DEVICE FOR APPLYING A THICK REACTIVE COATING ON A BODY ROTATING ABOUT AN AXIS
Belgium	Granted	942338.5	24-Jul-2000	1127083	12-Sep-2007	Chemtura Corporation	POLYOLEFIN GRAFT COPOLYMERS MADE WITH FLUORINATED MONOMERS
Belgium	Granted	1961955	8-Aug-2001	1309633	13-Jun-2007	Chemtura Corporation	PROCESS FOR PRODUCING LIQUID POLYALPHAOLEFIN POLYMER, METALLOCENE CATALYST THEREFOR, THE RESULTING POLYMER AND LUBRICANT
Belgium	Granted	973742	20-Oct-2000	1228172	31-May-2006	Chemtura Corporation	SUBSTITUTED LINEAR THIOUREA ADDITIVES FOR LUBRICANTS
Belgium	Granted	5810208.8	26-Aug-2005	1794107	26-Nov-2008	Chemtura Corporation	SULFONATED NITROPHENOL AS POLYMERIZATION INHIBITORS

13

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Belgium	Granted	2715143	15-Mar-2002	1397427	16-Nov-2005	Chemtura Corporation	THERMOPLASTIC RESINS IN CONTACT WITH METALS OR METAL SALTS STABILIZED BY BLENDS OF DITHIOCARBAMATES AND METAL DEACTIVATORS
Belgium	Granted	2776150.1	4-Oct-2002	1446466	21-Jun-2006	Chemtura Corporation	VISCOSITY GROWTH INHIBITION IN OIL ADDITIVE CONCENTRATES
Canada	Granted	125723	23-Apr-2008	125723	8-Dec-2008	Chemtura Corporation	TIRE
China P.R.	Granted	200480011804.60	2-Apr-2004	ZL200480011804.6	5-Nov-2008	Chemtura Corporation	DIPHENYLAMINE ALKYLATED WITH OLEFIN MIXTURES CONTAINING FRACTIONS WITH VARYING DEREES OF ACTIVITY
China P.R.	Granted	200480037008.X	29-Oct-2004	ZL200480037008.X	13-Aug-2008	Chemtura Corporation	LIQUID MICROEMULSION STABILIZER COMPOSITION FOR HALOGEN-CONTAINING POLYMERS
Denmark	Granted	99939198	25-Feb-1999	1086195	9-Jun-2004	Chemtura Corporation	MARINE CYLINDER OILS CONTAINING HIGH VISCOSITY DETERGENTS

14

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Finland	Granted	3783413.2	10-Nov-2003	1562730	30-Jan-2008	Chemtura Corporation	METHOD AND DEVICE FOR APPLYING A THICK REACTIVE COATING ON A BODY ROTATING ABOUT AN AXIS
France	Granted	2763825.3	30-Sep-2002	1451276	22-Oct-2008	Chemtura Corporation	1,2,4-OXADIAZOLE ADDITIVES FOR LUBRICANTS
France	Granted	4759761.2	23-Mar-2004	1613602	3-Jan-2007	Chemtura Corporation	ALKYLATED IMINODIBENZYLS AS ANTIOXIDANTS
France	Granted	2807876.4	26-Sep-2002	1543096	30-Apr-2008	Chemtura Corporation	ALKYL-SUCCINHYRAZIDE ADDITIVES FOR LUBRICANTS
France	Granted	1935504.9	15-May-2001	1290116	2-Aug-2006	Chemtura Corporation	CLARIFICATION METHOD FOR OIL DISPERSIONS COMPRISING OVERBASED DETERGENTS CONTAINING CALCITE
France	Granted	3741907.4	6-Jun-2003	1517878	21-Mar-2007	Chemtura Corporation	COMPLEXES OF METAL SALTS OF ORGANIC ACIDS AND B-DIKETONES AND METHODS FOR PRODUCING SAME
France	Granted	978566.8	13-Nov-2000	1235885	15-Aug-2007	Chemtura Corporation	COMPOSITION AND METHOD FOR INHIBITING POLYMERIZATION AND POLYMER GROWTH

15

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
France	Granted	1959611.3	7-Aug-2001	1307465	19-Oct-2005	Chemtura Corporation	DIRECT SYNTHESIS OF TIN (II) AND CARBOXYLATES AND TIN (IV) CARBOXYLATES FROM ELEMENTAL TIN OR TIN OXIDES
France	Granted	976769	1-Nov-2000	1237967	10-Jan-2007	Chemtura Corporation	HIGH PERFORMANCE POLYURETHANE ELASTOMERS FROM MDI PREPOLYMERS WITH REDUCED CONTENT OF FREE MDI MONOMER
France	Granted	5747936.2	5-May-2005	1756185	21-Nov-2007	Chemtura Corporation	HIGH PERFORMANCE POLYURETHANES CURED WITH ALKYLATED 4,4'-METHYLENEDIANILINE
France	Granted	99902412.8	22-Jan-1999	1054875	23-Apr-2008	Chemtura Corporation	INSECTICIDAL DIHYDROOXADIAZINE COMPOUNDS
France	Granted	97951736.4	16-Dec-1997	964862	18-Apr-2007	Chemtura Corporation	INSECTICIDAL OXADIAZINE COMPOUNDS
France	Granted	99965004.7	19-Nov-1999	1137747	23-Jul-2008	Chemtura Corporation	LUBRICANT COMPOSITIONS COMPRISING MULTIPLE ANTIOXIDANTS
France	Granted	99939198	25-Feb-1999	1086195	9-Jun-2004	Chemtura Corporation	MARINE CYLINDER OILS CONTAINING HIGH VISCOSITY DETERGENTS

16

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
France	Granted	3783413.2	10-Nov-2003	1562730	30-Jan-2008	Chemtura Corporation	METHOD AND DEVICE FOR APPLYING A THICK REACTIVE COATING ON A BODY ROTATING ABOUT AN AXIS
France	Granted	3776507	22-Oct-2003	1556326	11-Oct-2006	Chemtura Corporation	METHOD FOR THE ALKYLATION OF SALICYLIC ACID
France	Granted	3759474.4	23-Sep-2003	1551924	10-Jan-2007	Chemtura Corporation	NATURAL FIBER-FILLED POLYOLEFIN COMPOSITES
France	Granted	2250438.5	22-Jan-2002	1227144	25-May-2005	Chemtura Corporation	OIL-SOLUBLE ADDITIVE COMPOSITIONS FOR LUBRICATING OILS
France	Granted	99907179.8	25-Feb-1999	994932	25-May-2005	Chemtura Corporation	OVERBASED MAGNESIUM DEPOSIT CONTROL ADDITIVE FOR RESIDUAL FU EL OILS
France	Granted	2729292.9	24-May-2002	1392805	2-Aug-2006	Chemtura Corporation	OXADIAZOLE ADDITIVES FOR LUBRICANTS
France	Granted	942338.5	24-Jul-2000	1127083	12-Sep-2007	Chemtura Corporation	POLYOLEFIN GRAFT COPOLYMERS MADE WITH FLUORINATED MONOMERS
France	Granted	1961955	8-Aug-2001	1309633	13-Jun-2007	Chemtura Corporation	PROCESS FOR PRODUCING LIQUID POLYALPHAOLEFIN POLYMER, METALLOCENE CATALYST THEREFOR, THE RESULTING POLYMER AND LUBRICANT

17

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
France	Granted	963502	15-Sep-2000	1135288	29-Oct-2008	Chemtura Corporation	SIDE BEARING PAD
France	Granted	973742	20-Oct-2000	1228172	31-May-2006	Chemtura Corporation	SUBSTITUTED LINEAR THIOUREA ADDITIVES FOR LUBRICANTS
France	Granted	5810208.8	26-Aug-2005	1794107	26-Nov-2008	Chemtura Corporation	SULFONATED NITROPHENOL AS POLYMERIZATION INHIBITORS
France	Granted	98301722.9	9-Mar-1998	866058	8-Jun-2005	Chemtura Corporation	SYNTHESIS OF TERTIARY AMINE OXIDES
France	Granted	1979262.1	19-Sep-2001	1325069	22-Feb-2006	Chemtura Corporation	THERMOPLASTIC RESINS STABILIZED BY BLENDS OF STERICALLY HINDERED PHENOLS, SECONDARY AMINES, AND LACTONES
France	Granted	99936087.8	25-Feb-1999	991739	15-Jun-2005	Chemtura Corporation	VISCOSITY DRIFT CONTROL IN OVERBASED DETERGENTS
France	Granted	2776150.1	4-Oct-2002	1446466	21-Jun-2006	Chemtura Corporation	VISCOSITY GROWTH INHIBITION IN OIL ADDITIVE CONCENTRATES
Germany	Granted	2763825.3	30-Sep-2002	60229550.5	22-Oct-2008	Chemtura Corporation	1,2,4-OXADIAZOLE ADDITIVES FOR LUBRICANTS
Germany	Granted	2734152.8	3-May-2002	60221381.9	25-Jul-2007	Chemtura Corporation	ALKYL HYDRAZIDE ADDITIVES FOR LUBRICANTS
Germany	Granted	4759761.2	23-Mar-2004	6.02004E+11	3-Jan-2007	Chemtura Corporation	ALKYLATED IMINODIBENZYLS AS ANTIOXIDANTS

18

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Germany	Granted	2807876.4	26-Sep-2002	60226350.6	30-Apr-2008	Chemtura Corporation	ALKYL-SUCCINHYRAZIDE ADDITIVES FOR LUBRICANTS
Germany	Granted	1935504.9	15-May-2001	60121943	2-Aug-2006	Chemtura Corporation	CLARIFICATION METHOD FOR OIL DISPERSIONS COMPRISING OVERBASED DETERGENTS CONTAINING CALCITE
Germany	Granted	3741907.4	6-Jun-2003	60312685.5	21-Mar-2007	Chemtura Corporation	COMPLEXES OF METAL SALTS OF ORGANIC ACIDS AND B-DIKETONES AND METHODS FOR PRODUCING SAME
Germany	Granted	978566.8	13-Nov-2000	60036018	15-Aug-2007	Chemtura Corporation	COMPOSITION AND METHOD FOR INHIBITING POLYMERIZATION AND POLYMER GROWTH
Germany	Granted	1959611.3	7-Aug-2001	60114212.8	19-Oct-2005	Chemtura Corporation	DIRECT SYNTHESIS OF TIN (II) AND CARBOXYLATES AND TIN (IV) CARBOXYLATES FROM ELEMENTAL TIN OR TIN OXIDES
Germany	Granted	976769	1-Nov-2000	60032938	10-Jan-2007	Chemtura Corporation	HIGH PERFORMANCE POLYURETHANE ELASTOMERS FROM MDI PREPOLYMERS WITH REDUCED CONTENT OF FREE MDI MONOMER

19

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Germany	Granted	5747936.2	5-May-2005	6.02005E+11	21-Nov-2007	Chemtura Corporation	HIGH PERFORMANCE POLYURETHANES CURED WITH ALKYLATED 4,4'-METHYLENEDIANILINE
Germany	Granted	976993.6	6-Nov-2000	60023542.4	26-Oct-2005	Chemtura Corporation	INHIBITION OF POLYMERIZATION OF UNSATURATED MONOMERS
Germany	Granted	977001.7	28-Nov-2000	60023735.4	2-Nov-2005	Chemtura Corporation	INHIBITION OF POLYMERIZATION OF UNSATURATED MONOMERS
Germany	Granted	99902412.8	22-Jan-1999	69938586.5	23-Apr-2008	Chemtura Corporation	INSECTICIDAL DIHYDROOXADIAZINE COMPOUNDS
Germany	Granted	97951736.4	16-Dec-1997	69737634.6	18-Apr-2007	Chemtura Corporation	INSECTICIDAL OXADIAZINE COMPOUNDS
Germany	Granted	99965004.7	19-Nov-1999	69939181.4	23-Jul-2008	Chemtura Corporation	LUBRICANT COMPOSITIONS COMPRISING MULTIPLE ANTIOXIDANTS
Germany	Granted	99939198	25-Feb-1999	69917902.5	9-Jun-2004	Chemtura Corporation	MARINE CYLINDER OILS CONTAINING HIGH VISCOSITY DETERGENTS
Germany	Granted	3783413.2	10-Nov-2003	60318956.3	30-Jan-2008	Chemtura Corporation	METHOD AND DEVICE FOR APPLYING A THICK REACTIVE COATING ON A BODY ROTATING ABOUT AN AXIS
Germany	Granted	3776507	22-Oct-2003	60309060.5	11-Oct-2006	Chemtura Corporation	METHOD FOR THE ALKYLATION OF SALICYLIC ACID

20

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Germany	Granted	3759474.4	23-Sep-2003	60311124.6	10-Jan-2007	Chemtura Corporation	NATURAL FIBER-FILLED POLYOLEFIN COMPOSITES
Germany	Granted	2250438.5	22-Jan-2002	60204245.3	25-May-2005	Chemtura Corporation	OIL-SOLUBLE ADDITIVE COMPOSITIONS FOR LUBRICATING OILS
Germany	Granted	99907179.8	25-Feb-1999	69925431	25-May-2005	Chemtura Corporation	OVERBASED MAGNESIUM DEPOSIT CONTROL ADDITIVE FOR RESIDUAL FU EL OILS
Germany	Granted	2729292.9	24-May-2002	60213590.7	2-Aug-2006	Chemtura Corporation	OXADIAZOLE ADDITIVES FOR LUBRICANTS
Germany	Granted	942338.5	24-Jul-2000	60036364.3	12-Sep-2007	Chemtura Corporation	POLYOLEFIN GRAFT COPOLYMERS MADE WITH FLUORINATED MONOMERS
Germany	Granted	1961955	8-Aug-2001	60128926.9	13-Jun-2007	Chemtura Corporation	PROCESS FOR PRODUCING LIQUID POLYALPHAOLEFIN POLYMER, METALLOCENE CATALYST THEREFOR, THE RESULTING POLYMER AND LUBRICANT
Germany	Granted	963502	15-Sep-2000	1135288	29-Oct-2008	Chemtura Corporation	SIDE BEARING PAD
Germany	Granted	1973542.2	25-Sep-2001	60129833	8-Aug-2007	Chemtura Corporation	SIZING COMPOSITION
Germany	Granted	2806450.9	6-Dec-2002	60216145.2	15-Nov-2006	Chemtura Corporation	STABILITY IMPROVEMENT OF ALUMINUM HYDROXIDE IN PVC COMPOUND

21

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Germany	Granted	3814040.6	15-Dec-2003	60305528.1	24-May-2006	Chemtura Corporation	STYRENIC POLYMER COMPOSITES
Germany	Granted	973742	20-Oct-2000	60028406.9	31-May-2006	Chemtura Corporation	SUBSTITUTED LINEAR THIOUREA ADDITIVES FOR LUBRICANTS
Germany	Granted	98301722.9	9-Mar-1998	69830437.3	8-Jun-2005	Chemtura Corporation	SYNTHESIS OF TERTIARY AMINE OXIDES
Germany	Granted	2715143	15-Mar-2002	60207408.8	16-Nov-2005	Chemtura Corporation	THERMOPLASTIC RESINS IN CONTACT WITH METALS OR METAL SALTS STABILIZED BY BLENDS OF DITHIOCARBAMATES AND METAL DEACTIVATORS
Germany	Granted	1979262.1	19-Sep-2001	60117400.3	22-Feb-2006	Chemtura Corporation	THERMOPLASTIC RESINS STABILIZED BY BLENDS OF STERICALLY HINDERED PHENOLS, SECONDARY AMINES, AND LACTONES
Germany	Granted	99936087.8	25-Feb-1999	69925790.5	15-Jun-2005	Chemtura Corporation	VISCOSITY DRIFT CONTROL IN OVERBASED DETERGENTS
Germany	Granted	2776150.1	4-Oct-2002	60212685.1	21-Jun-2006	Chemtura Corporation	VISCOSITY GROWTH INHIBITION IN OIL ADDITIVE CONCENTRATES
Great Britain	Granted	2763825.3	30-Sep-2002	1451276	22-Oct-2008	Chemtura Corporation	1,2,4-OXADIAZOLE ADDITIVES FOR LUBRICANTS

22

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Great Britain	Granted	2734152.8	3-May-2002	1390457	25-Jul-2007	Chemtura Corporation	ALKYL HYDRAZIDE ADDITIVES FOR LUBRICANTS
Great Britain	Granted	4759761.2	23-Mar-2004	1613602	3-Jan-2007	Chemtura Corporation	ALKYLATED IMINODIBENZYLS AS ANTIOXIDANTS
Great Britain	Granted	2807876.4	26-Sep-2002	1543096	30-Apr-2008	Chemtura Corporation	ALKYL-SUCCINHYRAZIDE ADDITIVES FOR LUBRICANTS
Great Britain	Granted	1935504.9	15-May-2001	1290116	2-Aug-2006	Chemtura Corporation	CLARIFICATION METHOD FOR OIL DISPERSIONS COMPRISING OVERBASED DETERGENTS CONTAINING CALCITE
Great Britain	Granted	3741907.4	6-Jun-2003	1517878	21-Mar-2007	Chemtura Corporation	COMPLEXES OF METAL SALTS OF ORGANIC ACIDS AND B-DIKETONES AND METHODS FOR PRODUCING SAME
Great Britain	Granted	978566.8	13-Nov-2000	1235885	15-Aug-2007	Chemtura Corporation	COMPOSITION AND METHOD FOR INHIBITING POLYMERIZATION AND POLYMER GROWTH
Great Britain	Granted	1959611.3	7-Aug-2001	1307465	19-Oct-2005	Chemtura Corporation	DIRECT SYNTHESIS OF TIN (II) AND CARBOXYLATES AND TIN (IV) CARBOXYLATES FROM ELEMENTAL TIN OR TIN OXIDES

23

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Great Britain	Granted	976769	1-Nov-2000	1237967	10-Jan-2007	Chemtura Corporation	HIGH PERFORMANCE POLYURETHANE ELASTOMERS FROM MDI PREPOLYMERS WITH REDUCED CONTENT OF FREE MDI MONOMER
Great Britain	Granted	5747936.2	5-May-2005	1756185	21-Nov-2007	Chemtura Corporation	HIGH PERFORMANCE POLYURETHANES CURED WITH ALKYLATED 4,4'-METHYLENEDIANILINE
Great Britain	Granted	99902412.8	22-Jan-1999	1054875	23-Apr-2008	Chemtura Corporation	INSECTICIDAL DIHYDROOXADIAZINE COMPOUNDS
Great Britain	Granted	97951736.4	16-Dec-1997	964862	18-Apr-2007	Chemtura Corporation	INSECTICIDAL OXADIAZINE COMPOUNDS
Great Britain	Granted	99965004.7	19-Nov-1999	1137747	23-Jul-2008	Chemtura Corporation	LUBRICANT COMPOSITIONS COMPRISING MULTIPLE ANTIOXIDANTS
Great Britain	Granted	99939198	25-Feb-1999	1086195	9-Jun-2004	Chemtura Corporation	MARINE CYLINDER OILS CONTAINING HIGH VISCOSITY DETERGENTS
Great Britain	Granted	3783413.2	10-Nov-2003	1562730	30-Jan-2008	Chemtura Corporation	METHOD AND DEVICE FOR APPLYING A THICK REACTIVE COATING ON A BODY ROTATING ABOUT AN AXIS
Great Britain	Granted	3776507	22-Oct-2003	1556326	11-Oct-2006	Chemtura Corporation	METHOD FOR THE ALKYLATION OF SALICYLIC ACID

24

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Great Britain	Granted	715952.8	21-Mar-2006	2437230	18-Feb-2009	Chemtura Corporation	MITICIDAL TRIAZOLIDINE DERIVATIVES
Great Britain	Granted	3759474.4	23-Sep-2003	1551924	10-Jan-2007	Chemtura Corporation	NATURAL FIBER-FILLED POLYOLEFIN COMPOSITES
Great Britain	Granted	2250438.5	22-Jan-2002	1227144	25-May-2005	Chemtura Corporation	OIL-SOLUBLE ADDITIVE COMPOSITIONS FOR LUBRICATING OILS
Great Britain	Granted	99907179.8	25-Feb-1999	994932	25-May-2005	Chemtura Corporation	OVERBASED MAGNESIUM DEPOSIT CONTROL ADDITIVE FOR RESIDUAL FU EL OILS
Great Britain	Granted	2729292.9	24-May-2002	1392805	2-Aug-2006	Chemtura Corporation	OXADIAZOLE ADDITIVES FOR LUBRICANTS
Great Britain	Granted	942338.5	24-Jul-2000	1127083	12-Sep-2007	Chemtura Corporation	POLYOLEFIN GRAFT COPOLYMERS MADE WITH FLUORINATED MONOMERS
Great Britain	Granted	1961955	8-Aug-2001	1309633	13-Jun-2007	Chemtura Corporation	PROCESS FOR PRODUCING LIQUID POLYALPHAOLEFIN POLYMER, METALLOCENE CATALYST THEREFOR, THE RESULTING POLYMER AND LUBRICANT
Great Britain	Granted	963502	15-Sep-2000	1135288	29-Oct-2008	Chemtura Corporation	SIDE BEARING PAD
Great Britain	Granted	1973542.2	25-Sep-2001	1335886	8-Aug-2007	Chemtura Corporation	SIZING COMPOSITION

25

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Great Britain	Granted	2806450.9	6-Dec-2002	1461381	15-Nov-2006	Chemtura Corporation	STABILITY IMPROVEMENT OF ALUMINUM HYDROXIDE IN PVC COMPOUND
Great Britain	Granted	3814040.6	15-Dec-2003	1572802	24-May-2006	Chemtura Corporation	STYRENIC POLYMER COMPOSITES
Great Britain	Granted	973742	20-Oct-2000	1228172	31-May-2006	Chemtura Corporation	SUBSTITUTED LINEAR THIOUREA ADDITIVES FOR LUBRICANTS
Great Britain	Granted	5810208.8	26-Aug-2005	1794107	26-Nov-2008	Chemtura Corporation	SULFONATED NITROPHENOL AS POLYMERIZATION INHIBITORS
Great Britain	Granted	98301722.9	9-Mar-1998	866058	8-Jun-2005	Chemtura Corporation	SYNTHESIS OF TERTIARY AMINE OXIDES
Great Britain	Granted	1979262.1	19-Sep-2001	1325069	22-Feb-2006	Chemtura Corporation	THERMOPLASTIC RESINS STABILIZED BY BLENDS OF STERICALLY HINDERED PHENOLS, SECONDARY AMINES, AND LACTONES
Great Britain	Granted	99936087.8	25-Feb-1999	991739	15-Jun-2005	Chemtura Corporation	VISCOSITY DRIFT CONTROL IN OVERBASED DETERGENTS
Great Britain	Granted	2776150.1	4-Oct-2002	1446466	21-Jun-2006	Chemtura Corporation	VISCOSITY GROWTH INHIBITION IN OIL ADDITIVE CONCENTRATES
India	Granted	INPCT200100752MUM	15-Sep-2000	213608	9-Jan-2008	Chemtura Corporation	SIDE BEARING PAD

26

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Italy	Granted	1935504.9	15-May-2001	1290116	2-Aug-2006	Chemtura Corporation	CLARIFICATION METHOD FOR OIL DISPERSIONS COMPRISING OVERBASED DETERGENTS CONTAINING CALCITE
Italy	Granted	3741907.4	6-Jun-2003	1517878	21-Mar-2007	Chemtura Corporation	COMPLEXES OF METAL SALTS OF ORGANIC ACIDS AND B-DIKETONES AND METHODS FOR PRODUCING SAME
Italy	Granted	978566.8	13-Nov-2000	1235885	15-Aug-2007	Chemtura Corporation	COMPOSITION AND METHOD FOR INHIBITING POLYMERIZATION AND POLYMER GROWTH
Italy	Granted	976769	1-Nov-2000	1237967	10-Jan-2007	Chemtura Corporation	HIGH PERFORMANCE POLYURETHANE ELASTOMERS FROM MDI PREPOLYMERS WITH REDUCED CONTENT OF FREE MDI MONOMER
Italy	Granted	99902412.8	22-Jan-1999	1054875	23-Apr-2008	Chemtura Corporation	INSECTICIDAL DIHYDROOXADIAZINE COMPOUNDS
Italy	Granted	97951736.4	16-Dec-1997	964862	18-Apr-2007	Chemtura Corporation	INSECTICIDAL OXADIAZINE COMPOUNDS
Italy	Granted	99939198	25-Feb-1999	1086195	9-Jun-2004	Chemtura Corporation	MARINE CYLINDER OILS CONTAINING HIGH VISCOSITY DETERGENTS

27

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Italy	Granted	3783413.2	10-Nov-2003	1562730	30-Jan-2008	Chemtura Corporation	METHOD AND DEVICE FOR APPLYING A THICK REACTIVE COATING ON A BODY ROTATING ABOUT AN AXIS
Italy	Granted	3776507	22-Oct-2003	1556326	11-Oct-2006	Chemtura Corporation	METHOD FOR THE ALKYLATION OF SALICYLIC ACID
Italy	Granted	942338.5	24-Jul-2000	1127083	12-Sep-2007	Chemtura Corporation	POLYOLEFIN GRAFT COPOLYMERS MADE WITH FLUORINATED MONOMERS
Italy	Granted	1961955	8-Aug-2001	1309633	13-Jun-2007	Chemtura Corporation	PROCESS FOR PRODUCING LIQUID POLYALPHAOLEFIN POLYMER, METALLOCENE CATALYST THEREFOR, THE RESULTING POLYMER AND LUBRICANT
Italy	Granted	963502	15-Sep-2000	1135288	29-Oct-2008	Chemtura Corporation	SIDE BEARING PAD
Italy	Granted	1973542.2	25-Sep-2001	1335886	8-Aug-2007	Chemtura Corporation	SIZING COMPOSITION
Italy	Granted	2806450.9	6-Dec-2002	1461381	15-Nov-2006	Chemtura Corporation	STABILITY IMPROVEMENT OF ALUMINUM HYDROXIDE IN PVC COMPOUND
Italy	Granted	3814040.6	15-Dec-2003	1572802	24-May-2006	Chemtura Corporation	STYRENIC POLYMER COMPOSITES
Italy	Granted	973742	20-Oct-2000	1228172	31-May-2006	Chemtura Corporation	SUBSTITUTED LINEAR THIOUREA ADDITIVES FOR LUBRICANTS

28

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Italy	Granted	5810208.8	26-Aug-2005	1794107	26-Nov-2008	Chemtura Corporation	SULFONATED NITROPHENOL AS POLYMERIZATION INHIBITORS
Italy	Granted	98301722.9	9-Mar-1998	866058	8-Jun-2005	Chemtura Corporation	SYNTHESIS OF TERTIARY AMINE OXIDES
Italy	Granted	1979262.1	19-Sep-2001	1325069	22-Feb-2006	Chemtura Corporation	THERMOPLASTIC RESINS STABILIZED BY BLENDS OF STERICALLY HINDERED PHENOLS, SECONDARY AMINES, AND LACTONES
Japan	Granted	266547/95	16-Oct-1995	4195730	3-Oct-2008	Chemtura Corporation	AMINE-STABILIZED AMORPHOUS PHOSPHITE
Japan	Granted	167291/94	20-Jul-1994	3616662	12-Nov-2004	Chemtura Corporation	NEOALKYL ALKYLIDENE-2,2-BISPHENYL AND BIPHENYL PHOSPHITE ESTERS
Japan	Granted	2003-513987	18-Jul-2001	4141951	20-Jun-2008	Chemtura Corporation	ORGANO-IMIDO MOLYBDENUM COMPLEXES AS FRICTION MODIFIER ADDITIVES FOR LUBRICANT COMPOSITIONS
Japan	Granted	550448/99	25-Feb-1999	4073046	1-Feb-2008	Chemtura Corporation	OVERBASED MAGNESIUM DEPOSIT CONTROL ADDITIVE FOR RESIDUAL FU EL OILS

29

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Japan	Granted	111744/91	16-May-1991	3241397	19-Oct-2001	Chemtura Corporation	POLYMER STABILIZER AND POLYMER COMPOSITION STABILIZED THEREW ITH
Japan	Granted	5-12136	28-Jan-1993	3293921	5-Apr-2002	Chemtura Corporation	PROCESS FOR MAKING PHOSPHITE ESTERS
Japan	Granted	235179/98	21-Aug-1998	4128279	23-May-2008	Chemtura Corporation	PROCESS FOR THE PREPARATION OF PHOSPHITES
Japan	Granted	2003-502128	30-Apr-2002	4128523	23-May-2008	Chemtura Corporation	THIADIAZOLIDINE ADDITIVES FOR LUBRICANTS
Malaysia	Granted	PI20014792	15-Oct-2001	MY-131817-A	28-Sep-2007	Chemtura Corporation	C-NITROSOANILINE COMPOUNDS AND THEIR BLENDS AS POLYMERIZATION INHIBITORS
Malaysia	Granted	PI20012045	2-May-2001	MY-130469-A	29-Jun-2007	Chemtura Corporation	NITROAROMATIC SOLUBILIZER FOR NITROXYLS IN AROMATIC SOLVENTS
Netherlands	Granted	3741907.4	6-Jun-2003	1517878	21-Mar-2007	Chemtura Corporation	COMPLEXES OF METAL SALTS OF ORGANIC ACIDS AND B-DIKETONES AND METHODS FOR PRODUCING SAME
Netherlands	Granted	978566.8	13-Nov-2000	1235885	15-Aug-2007	Chemtura Corporation	COMPOSITION AND METHOD FOR INHIBITING POLYMERIZATION AND POLYMER GROWTH

30

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Netherlands	Granted	1959611.3	7-Aug-2001	1307465	19-Oct-2005	Chemtura Corporation	DIRECT SYNTHESIS OF TIN (II) AND CARBOXYLATES AND TIN (IV) CARBOXYLATES FROM ELEMENTAL TIN OR TIN OXIDES
Netherlands	Granted	976993.6	6-Nov-2000	1233937	26-Oct-2005	Chemtura Corporation	INHIBITION OF POLYMERIZATION OF UNSATURATED MONOMERS
Netherlands	Granted	977001.7	28-Nov-2000	1233989	2-Nov-2005	Chemtura Corporation	INHIBITION OF POLYMERIZATION OF UNSATURATED MONOMERS
Netherlands	Granted	99939198	25-Feb-1999	1086195	9-Jun-2004	Chemtura Corporation	MARINE CYLINDER OILS CONTAINING HIGH VISCOSITY DETERGENTS
Netherlands	Granted	942338.5	24-Jul-2000	1127083	12-Sep-2007	Chemtura Corporation	POLYOLEFIN GRAFT COPOLYMERS MADE WITH FLUORINATED MONOMERS
Netherlands	Granted	963502	15-Sep-2000	1135288	29-Oct-2008	Chemtura Corporation	SIDE BEARING PAD
Netherlands	Granted	973742	20-Oct-2000	1228172	31-May-2006	Chemtura Corporation	SUBSTITUTED LINEAR THIOUREA ADDITIVES FOR LUBRICANTS
Netherlands	Granted	5810208.8	26-Aug-2005	1794107	26-Nov-2008	Chemtura Corporation	SULFONATED NITROPHENOL AS POLYMERIZATION INHIBITORS

31

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Netherlands	Granted	2715143	15-Mar-2002	1397427	16-Nov-2005	Chemtura Corporation	THERMOPLASTIC RESINS IN CONTACT WITH METALS OR METAL SALTS STABILIZED BY BLENDS OF DITHIOCARBAMATES AND METAL DEACTIVATORS
Republic of Korea	Granted	7016252/2002	15-May-2001	10-0706479	4-Apr-2007	Chemtura Corporation	CLARIFICATION METHOD FOR OIL DISPERSIONS COMPRISING OVERBASED DETERGENTS CONTAINING CALCITE
Republic of Korea	Granted	7001899/2003	7-Aug-2001	10-0785608	6-Dec-2007	Chemtura Corporation	DIRECT SYNTHESIS OF TIN (II) AND CARBOXYLATES AND TIN (IV) CARBOXYLATES FROM ELEMENTAL TIN OR TIN OXIDES
Republic of Korea	Granted	7006836/2002	1-Nov-2000	10-0791682	27-Dec-2007	Chemtura Corporation	HIGH PERFORMANCE POLYURETHANE ELASTOMERS FROM MDI PREPOLYMERS WITH REDUCED CONTENT OF FREE MDI MONOMER
Republic of Korea	Granted	7007006/2002	6-Nov-2000	10-0715592	30-Apr-2007	Chemtura Corporation	INHIBITION OF POLYMERIZATION OF UNSATURATED MONOMERS

32

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Republic of Korea	Granted	2003-7004498	28-Sep-2001	10-0881532	23-Jan-2009	Chemtura Corporation	METHOD OF MAKING METAL SALTS OF 2,4,6-TRI-T-BUTYLPHENOL
Republic of Korea	Granted	2003-7002019	27-Jun-2001	826752	24-Apr-2008	Chemtura Corporation	PROCESS FOR THE PREPARATION OF HINDERED PHOSPHITES
Republic of Korea	Granted	98-35192	28-Aug-1998	641508	25-Oct-2006	Chemtura Corporation	PROCESS FOR THE PREPARATION OF PHOSPHITES
Republic of Korea	Granted	2000-7010619	10-Mar-1999	622744	4-Sep-2006	Chemtura Corporation	PROCESS FOR THE PREPARATION OF SPIRO BIS-PHOSPHITES
Republic of Korea	Granted	2000-7011449	30-Mar-1999	622745	4-Sep-2006	Chemtura Corporation	PROCESS FOR THE PREPARATION OF SPIRO BISPHOSPHITES USING FINELY GROUND PENTAERYTHRITOL
Republic of Korea	Granted	7005938/2003	25-Sep-2001	10-0805054	12-Feb-2008	Chemtura Corporation	SIZING COMPOSITION
Republic of Korea	Granted	2001-7007163	5-Oct-1999	662952	21-Dec-2006	Chemtura Corporation	STABILIZED THERMOPLASTIC COMPOSITIONS
Republic of Korea	Granted	98-9413	19-Mar-1998	10-0570861	6-Apr-2006	Chemtura Corporation	SYNTHESIS OF TERTIARY AMINE OXIDES
Republic of Korea	Granted	2003-7014790	15-Mar-2002	10-0838009	5-Jun-2008	Chemtura Corporation	THERMOPLASTIC RESINS IN CONTACT WITH METALS OR METAL SALTS STABILIZED BY BLENDS OF DITHIOCARBAMATES AND METAL DEACTIVATORS

33

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Russian Federation	Granted	2006-113608	16-Dec-2003	2337935	10-Nov-2008	Chemtura Corporation	OVERBASED METAL CARBONATE/CARBOXYLATE MICROEMULSIONS AND HALOGEN-CONTAINING POLYMERS CONTAINING SAME
Singapore	Granted	200307027-3	3-May-2002	100554	28-Feb-2006	Chemtura Corporation	ALKYL HYDRAZIDE ADDITIVES FOR LUBRICANTS
Singapore	Granted	200506744-2	23-Mar-2004	122991	31-Aug-2007	Chemtura Corporation	ALKYLATED IMINODIBENZYLS AS ANTIOXIDANTS
Singapore	Granted	200207266-8	15-May-2001	93462	30-Dec-2004	Chemtura Corporation	CLARIFICATION METHOD FOR OIL DISPERSIONS COMPRISING OVERBASED DETERGENTS CONTAINING CALCITE
Singapore	Granted	200506431-6	2-Apr-2004	116154	31-Oct-2007	Chemtura Corporation	DIPHENYLAMINE ALKYLATED WITH OLEFIN MIXTURES CONTAINING FRACTIONS WITH VARYING DEREES OF ACTIVITY
Singapore	Granted	200202852-0	6-Nov-2000	88998	30-Sep-2004	Chemtura Corporation	INHIBITION OF POLYMERIZATION OF UNSATURATED MONOMERS
Singapore	Granted	200004883-5	25-Feb-1999	75511	2-Oct-2002	Chemtura Corporation	MARINE CYLINDER OILS CONTAINING HIGH VISCOSITY DETERGENTS

34

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Singapore	Granted	200502683-6	22-Oct-2003	111781	30-May-2007	Chemtura Corporation	METHOD FOR THE ALKYLATION OF SALICYLIC ACID
Singapore	Granted	200603145-4	1-Nov-2004	122339	30-May-2007	Chemtura Corporation	METHOD OF MAKING HYDROXYALKYL AMIDE CONTAINING REDUCED LEVEL OF UNREATED ALKANOLAMINE
Singapore	Granted	200401313-2	14-Sep-2001	103546	31-May-2006	Chemtura Corporation	MULTIFUNCTIONAL VISCOSITY INDEX IMPROVER AND DISPERSANT
Singapore	Granted	200206993-8	8-May-2001	93143	30-Dec-2004	Chemtura Corporation	NANOSIZED PARTICLES OF MOLYBDENUM SULFIDE AND DERIVATIVES AND USES THEREOF
Singapore	Granted	200400257-2	18-Jul-2001	101847	27-Jan-2006	Chemtura Corporation	ORGANO-IMIDO MOLYBDENUM COMPLEXES AS FRICTION MODIFIER ADDITIVES FOR LUBRICANT COMPOSITIONS
Singapore	Granted	9905821-6	25-Feb-1999	69500	30-Sep-2005	Chemtura Corporation	OVERBASED MAGNESIUM DEPOSIT CONTROL ADDITIVE FOR RESIDUAL FU EL OILS
Singapore	Granted	200307076-0	24-May-2002	100573	28-Feb-2006	Chemtura Corporation	OXADIAZOLE ADDITIVES FOR LUBRICANTS

35

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Singapore	Granted	9705301-1	24-Sep-1996	47296	20-Nov-2001	Chemtura Corporation	POLYMER COMPOSITIONS CONTAINING HYDROCARBON AMINE OXIDES AND HYDROCARBON AMINE OXIDE STABILIZER COMPOSITIONS
Singapore	Granted	200406837-5	15-May-2003	108068	29-Dec-2006	Chemtura Corporation	POLYURETHANE DISPERSIONS
Singapore	Granted	200005212-6	10-Mar-1999	76007	25-Oct-2002	Chemtura Corporation	PROCESS FOR THE PREPARATION OF SPIRO BIS-PHOSPHITES
Singapore	Granted	200005354-6	30-Mar-1999	76124	16-Nov-2002	Chemtura Corporation	PROCESS FOR THE PREPARATION OF SPIRO BISPHOSPHITES USING FINELY GROUND PENTAERYTHRITOL
Singapore	Granted	200600488-1	13-Jul-2004	119073	29-Aug-2008	Chemtura Corporation	RADIATION-CURABLE POLYURETHANE
Singapore	Granted	200702048-0	26-Aug-2005	131200	31-Mar-2008	Chemtura Corporation	SULFONATED NITROPHENOL AS POLYMERIZATION INHIBITORS
Singapore	Granted	200702160-3	20-Jul-2005	130841	31-Mar-2008	Chemtura Corporation	SULFONATED PHENOLS WITH NITROPHENOLS AS POLYMERIZATION INHIBITORS
Singapore	Granted	200307148-7	30-Apr-2002	100596	28-Feb-2006	Chemtura Corporation	THIADIAZOLIDINE ADDITIVES FOR LUBRICANTS
Spain	Granted	978566.8	13-Nov-2000	1235885	15-Aug-2007	Chemtura Corporation	COMPOSITION AND METHOD FOR INHIBITING POLYMERIZATION AND POLYMER GROWTH

36

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Spain	Granted	97951736.4	16-Dec-1997	964862	18-Apr-2007	Chemtura Corporation	INSECTICIDAL OXADIAZINE COMPOUNDS
Spain	Granted	99939198	25-Feb-1999	1086195	9-Jun-2004	Chemtura Corporation	MARINE CYLINDER OILS CONTAINING HIGH VISCOSITY DETERGENTS
Spain	Granted	5810208.8	26-Aug-2005	1794107	26-Nov-2008	Chemtura Corporation	SULFONATED NITROPHENOL AS POLYMERIZATION INHIBITORS
Sweden	Granted	3783413.2	10-Nov-2003	1562730	30-Jan-2008	Chemtura Corporation	METHOD AND DEVICE FOR APPLYING A THICK REACTIVE COATING ON A BODY ROTATING ABOUT AN AXIS
Switzerland	Granted	3783413.2	10-Nov-2003	1562730	30-Jan-2008	Chemtura Corporation	METHOD AND DEVICE FOR APPLYING A THICK REACTIVE COATING ON A BODY ROTATING ABOUT AN AXIS
Switzerland	Granted	2715143	15-Mar-2002	1397427	16-Nov-2005	Chemtura Corporation	THERMOPLASTIC RESINS IN CONTACT WITH METALS OR METAL SALTS STABILIZED BY BLENDS OF DITHIOCARBAMATES AND METAL DEACTIVATORS

37

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Switzerland	Granted	1979262.1	19-Sep-2001	1325069	22-Feb-2006	Chemtura Corporation	THERMOPLASTIC RESINS STABILIZED BY BLENDS OF STERICALLY HINDERED PHENOLS, SECONDARY AMINES, AND LACTONES
Taiwan	Granted	92116869	20-Jun-2003	I284657	1-Aug-2007	Chemtura Corporation	COMPLEXES OF METAL SALTS OF ORGANIC ACIDS AND B-DIKETONES AND METHODS FOR PRODUCING SAME
Taiwan	Granted	92108128	9-Apr-2003	I301135	21-Sep-2008	Chemtura Corporation	HETEROCYCLIC TIN FLAME RETARDANTS/SMOKE SUPPRESSANTS AND HALOGEN-CONTAINING POLYMER COMPOSITION CONTAINING SAME
Taiwan	Granted	89125679	2-Dec-2000	NI-203603	6-Oct-2004	Chemtura Corporation	INHIBITION OF POLYMERIZATION OF UNSATURATED MONOMERS
Taiwan	Granted	92103103	14-Feb-2003	I280250	1-May-2007	Chemtura Corporation	NITROSOPHENOLS AND C-NITROSOANILINES AS POLYMERIZATION INHIBITORS
Taiwan	Granted	92100097	3-Jan-2003	I286560	11-Sep-2007	Chemtura Corporation	STABILITY IMPROVEMENT OF ALUMINUM HYDROXIDE IN PVC COMPOUND

38

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Taiwan	Granted	87104216	20-Mar-1998	NI-159314	6-Nov-2002	Chemtura Corporation	SYNTHESIS OF TERTIARY AMINE OXIDES
Taiwan	Granted	91106297	29-Mar-2002	I300789	11-Sep-2008	Chemtura Corporation	THERMOPLASTIC RESINS IN CONTACT WITH METALS OR METAL SALTS STABILIZED BY BLENDS OF DITHIOCARBAMATES AND METAL DEACTIVATORS
Turkey	Granted	3741907.4	6-Jun-2003	1517878	21-Mar-2007	Chemtura Corporation	COMPLEXES OF METAL SALTS OF ORGANIC ACIDS AND B-DIKETONES AND METHODS FOR PRODUCING SAME
United States	Granted	11/304163	14-Dec-2005	7145038	5-Dec-2006	Chemtura Corporation	ALKYLATION OF A DIPHENYLAMINE COMPOUND IN IONIC LIQUID
United States	Granted	11/304829	14-Dec-2005	7390928	24-Jun-2008	Chemtura Corporation	ALKYLATION OF N-PHENYL-N-ALKYLPHENYLENEDIAMINES IN IONIC LIQUID, N’-PHENYL-N-ALKYL (ALKYLPHENYLENE) DIAMINES PRODUCED THEREBY, AND LUBRICANT COMPOSITIONS CONTAINING SAME

39

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
United States	Granted	08/224,345	7-Apr-1994	5,457,248	10-Oct-1995	Chemtura Corporation	BROMINATED DIPHENYLALKANE PRODUCTS AND PROCESSES
United States	Granted	11/459676	25-Jul-2006	7449119	11-Nov-2008	Chemtura Corporation	COMPOSITIONS AND METHODS FOR REMOVING AND KILLING MYCOBACTERIUM CHELONAE AND REMOVING BACTERIAL CELL MEMBRANE FRAGMENTS FROM TURBULENT WATERS.
United States	Granted	08/560745	20-Nov-1995	5679254	21-Oct-1997	Chemtura Corporation	DESALINATION OF SEAWATER BY NONIONIC SURFACTANT AIDED PHASE SEPARATION
United States	Granted	11/339231	24-Jan-2006	7361788	22-Apr-2008	Chemtura Corporation	DIRECT ALKYLATION OF N-ALKYL-N’-PHENYL-P-PHENYLENEDIAMINE
United States	Granted	10/835046	29-Apr-2004	7329772	12-Feb-2008	Chemtura Corporation	METHOD FOR THE PREPARATION OF A HYDROXYALKYL HINDERED PHENOLIC ANTIOXIDANT
United States	Granted	11/804282	16-May-2007	7399757	15-Jul-2008	Chemtura Corporation	PESTICIDAL DIAZENE OXIDE CARBOXYLATES
United States	Granted	11/304307	14-Dec-2005	7378554	27-May-2008	Chemtura Corporation	RING ALKYLATION OF ANILINE OR AN ANILINE DERIVATIVE USING IONIC LIQUID CATALYSTS

40

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
France	Granted	990492.1	6-Nov-2000	1252228	5-Jul-2006	Chemtura USA Corporation(3)	RUBBER COMPOSITION AND MEHTOD OF MAKING SAME
Germany	Granted	990492.1	6-Nov-2000	60029250.9	5-Jul-2006	Chemtura USA Corporation	RUBBER COMPOSITION AND MEHTOD OF MAKING SAME
Italy	Granted	990492.1	6-Nov-2000	1252228	5-Jul-2006	Chemtura USA Corporation	RUBBER COMPOSITION AND MEHTOD OF MAKING SAME
Netherlands	Granted	990492.1	6-Nov-2000	1252228	5-Jul-2006	Chemtura USA Corporation	RUBBER COMPOSITION AND MEHTOD OF MAKING SAME
Spain	Granted	990492.1	6-Nov-2000	1252228	5-Jul-2006	Chemtura USA Corporation	RUBBER COMPOSITION AND MEHTOD OF MAKING SAME
Turkey	Granted	990492.1	6-Nov-2000	1252228	5-Jul-2006	Chemtura USA Corporation	RUBBER COMPOSITION AND MEHTOD OF MAKING SAME
Mexico	Granted	99/09821	25-Feb-1999	207688	3-May-2002	CK Witco Corporation(4)	VISCOSITY DRIFT CONTROL IN OVERBASED DETERGENTS
Taiwan	Granted	86118186	3-Dec-1997	NI-110563	11-Jan-2000	CK Witco Corporation	FUNCTIONAL GROUP TERMINATED POLYMERS CONTAINING SULFONATE GROUP VIA SULFONATION OF ETHYLENICALLY UNSATURATED POLYMERS

(3)          Company has confirmed that Chemtura Corporation is the beneficial owner of all patents currently held by Chemtura USA Corporation.

(4)          Company has confirmed that Chemtura Corporation is the beneficial owner of all patents currently held by CK Witco Corporation.

41

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Taiwan	Granted	86118181	3-Dec-1997	NI-153260	26-Jul-2002	CK Witco Corporation	FUNCTIONAL GROUP-TERMINATED ARYL-FREE SULFONATED POLYMERS
Taiwan	Granted	86118194	3-Dec-1997	NI-118125	1-Dec-2000	CK Witco Corporation	WATER-BORNE POLYURETHANES FROM SULFONATE-GRAFTED POLYOLS
United States	Granted	08/850326	2-May-1997	5985955	16-Nov-1999	CK Witco Corporation	HYPO ALLERGENIC COATING COMPOSITION FOR LATEX RUBBER GLOVES.
United States	Granted	09/054005	2-Apr-1998	6197075	6-Mar-2001	CK Witco Corporation	MAGNESIUM SULFONATE ADDITIVE FOR CRUDE AND RESIDUAL FUELS
United States	Granted	09/115792	15-Jul-1998	6107259	22-Aug-2000	CK Witco Corporation	OIL SOLUBLE CALCITE OVERBASEED DETERGENTS AND ENGINE OILS CONTAINING SAME.
United States	Granted	09/177001	22-Oct-1998	5998540	7-Dec-1999	CK Witco Corporation	POLYURETHANE DISPERSIONS USEFUL FOR PREPARING THIN WALL ARTICLES
United States	Granted	08/768660	18-Dec-1996	6166165	26-Dec-2000	CK Witco Corporation	POLYURETHANE SYNTHESIS FROM FUNCTIONAL GROUP TERMINATED POLY MERS CONTAINING SULFONATE GROUP
United States	Granted	09/535217	27-Mar-2000	6420446	16-Jul-2002	CK Witco Corporation	POLYURETHANES FROM BRANCHED POLYESTER POLYOLS

42

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
United States	Granted	09/430961	1-Nov-1999	6166243	26-Dec-2000	CK Witco Corporation	PROCESS FOR THE PREPARATION OF INSECTICIDAL PHENYLHYDRAZINE DERIVATIVES
United States	Granted	09/431197	1-Nov-1999	6278022	21-Aug-2001	CK Witco Corporation	PROCESS FOR THE PREPARATION OF INSECTICIDAL PHENYLHYDRAZINE DERIVATIVES
United States	Granted	08/873308	11-Jun-1997	6051620	18-Apr-2000	CK Witco Corporation	SCORCH RESISTANT ADDITIVES FOR POLYURETHANE FOAMS
United States	Granted	08/772351	20-Dec-1996	6362264	26-Mar-2002	CK Witco Corporation	STABILIZER FOR FOOD CONTACT AND MEDICAL GRADE PVC
United States	Granted	09/439606	12-Nov-1999	6187726	13-Feb-2001	CK Witco Corporation	SUBSTITUTED LINEAR THIOUREA ADDITIVES FOR LUBRICANTS
United States	Granted	09/358633	21-Jul-1999	6239084	29-May-2001	CK Witco Corporation	VISCOSITY DRIFT CONTROL IN OVERBASED DETERGENTS
Canada	Granted	2183714	20-Aug-1996	2183714	19-Feb-2008	Crompton Co./Cie(5)	SYNTHESIS OF 1,3-OXATHIOLANE SULFOXIDE COMPOUNDS
China P.R.	Granted	3817424.3	22-Jul-2003	ZL03817424.3	14-Feb-2007	Crompton Co./Cie	METAL-CONTAINING NEUTRAL AND OVERBASED SALICYLATES BASED ON STYRENATED SALICYLIC ACID

(5)         Company has confirmed that Chemtura Corporation is the beneficial owner of all patents currently held by Crompton Co./Cie.

43

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Japan	Granted	2004-523406	22-Jul-2003	4191679	26-Sep-2008	Crompton Co./Cie	METAL-CONTAINING NEUTRAL AND OVERBASED SALICYLATES BASED ON STYRENATED SALICYLIC ACID
United States	Granted	10/659411	10-Sep-2003	6960669	1-Nov-2005	Crompton Co./Cie	IMPROVED UTILIZATION OF PHOSPHOROUS PENTASULFIDE IN THIONYLATIONS USING PHASE TRANSFER CATALYSIS
United States	Granted	10/626747	22-Jul-2003	7087557	8-Aug-2006	Crompton Co./Cie	METAL-CONTAINING NEURAL AND OVERBASED SALICYLATES BASED ON STYRENATED SALICYCLIC ACID
China P.R.	Granted	200380102560.80	15-Oct-2003	ZL200380102560.8	9-Jul-2008	Crompton Co./CIE & Chemtura Corporation	METHOD FOR PRODUCING LUBRICANT DETERGENTS
Singapore	Granted	200502723-0	15-Oct-2003	112331	30-Apr-2007	Crompton Co./CIE & Chemtura Corporation	METHOD FOR PRODUCING LUBRICANT DETERGENTS
United States	Granted	10/674896	29-Sep-2003	7009072	7-Mar-2006	Crompton Corp. and Crompton Co./Cie	METHOD FOR PRODUCING LUBRICANT DETERGENTS
United States	Granted	10/911132	3-Aug-2004	7407920	5-Aug-2008	Crompton Corp. and Crompton Co./Cie	OVERBASED CALCIUM SALICYLATE GREASES

44

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
United States	Granted	10/769365	30-Jan-2004	6953866	11-Oct-2005	Crompton Corp./U of Connecticut	PROCESS FOR PREPARING ORTHO SUBSTITUTED PHENYLAMINES
Argentina	Granted	P000106236	27-Nov-2000	AR029410B1	19-Mar-2007	Crompton Corporation	INHIBITION OF POLYHMERIZATION OF UNSATURATED MONOMERS
Australia	Granted	43813/93	18-May-1993	681344	28-Aug-1997	Crompton Corporation	ELECTRICAL GRADE POLYVINYL CHLORIDE RESIN COMPOSITION STABILIZED WITH A NON-LEAD STABILIZER
Australia	Granted	2005201328	1-Nov-2000	2005201328	18-Jan-2007	Crompton Corporation	HIGH PERFORMANCE POLYURETANE ELASTOMERS FROM MDI PREPOLYMERS WITH REDUCED CONTENT OF FREE MDI MONOMER
Australia	Granted	33121/99	25-Feb-1999	763386	6-Nov-2003	Crompton Corporation	MARINE CYLINDER OILS CONTAINING HIGH VISCOSITY DETERGENTS
Australia	Granted	77111/91	17-May-1991	635688	19-Jul-1993	Crompton Corporation	POLYMER STABILIZER AND POLYMER COMPOSITION STABILIZED THEREWITH
Austria	Granted	96942010.8	15-Nov-1996	874839	18-Sep-2002	Crompton Corporation	COMPOUNDS USEFUL FOR THE INHIBITION OF THE REPLICATION OF HIV-1 AND HIV-1 MUTANTS

45

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Austria	Granted	955549.1	14-Aug-2000	1209977	29-Oct-2003	Crompton Corporation	METHOD FOR CONTROLLING FUNGI USING PHENYLHYDRAZINE DERIVATIVES
Austria	Granted	97924800.2	23-May-1997	910366	13-Nov-2002	Crompton Corporation	METHOD FOR PREVENTING THE TRANSMISSION OF HIV TO UNINFECTED CELLS
Austria	Granted	963380.1	12-Sep-2000	1220848	19-Nov-2003	Crompton Corporation	N-ARYLMETHYLTHIOANILIDE COMPOUNDS USEFUL FOR THE INHIBITION OF THE REPLICATION OF HIV
Austria	Granted	965464.1	26-Sep-2000	1218340	19-Nov-2003	Crompton Corporation	NOVEL 4-HYDROXYBIPHENYL HYDRAZIDE DERIVATIVES
Belgium	Granted	96942010.8	15-Nov-1996	874839	18-Sep-2002	Crompton Corporation	COMPOUNDS USEFUL FOR THE INHIBITION OF THE REPLICATION OF HIV-1 AND HIV-1 MUTANTS
Belgium	Granted	99301608.8	3-Mar-1999	940407	3-Dec-2003	Crompton Corporation	CYCLIC BIS-PHOSPHITES AND COMPOSITIONS 8SC12322 COMBINED WITHIN
Belgium	Granted	955549.1	14-Aug-2000	1209977	29-Oct-2003	Crompton Corporation	METHOD FOR CONTROLLING FUNGI USING PHENYLHYDRAZINE DERIVATIVES

46

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Belgium	Granted	97924800.2	23-May-1997	910366	13-Nov-2002	Crompton Corporation	METHOD FOR PREVENTING THE TRANSMISSION OF HIV TO UNINFECTED CELLS
Belgium	Granted	963380.1	12-Sep-2000	1220848	19-Nov-2003	Crompton Corporation	N-ARYLMETHYLTHIOANILIDE COMPOUNDS USEFUL FOR THE INHIBITION OF THE REPLICATION OF HIV
Belgium	Granted	965464.1	26-Sep-2000	1218340	19-Nov-2003	Crompton Corporation	NOVEL 4-HYDROXYBIPHENYL HYDRAZIDE DERIVATIVES
Belgium	Granted	94301460.5	1-Mar-1994	613940	9-Jun-1999	Crompton Corporation	OVERBASED CALCIUM SULFONATE GREASE
Belgium	Granted	97908812.7	3-Mar-1997	886675	7-Jun-2000	Crompton Corporation	POLYMERIZATION INHIBITOR COMPOSITION
Belgium	Granted	95101198	28-Jan-1995	665248	31-Mar-1999	Crompton Corporation	PROCESS FOR SEQUENTIALLY GRAFTING OLEFIN POLYMER MATERIALS AND GRAFTED POLYMERS THEREFROM
Belgium	Granted	99911278.2	10-Mar-1999	1066299	16-Jun-2004	Crompton Corporation	PROCESS FOR THE PREPARATION OF SPIRO BIS-PHOSPHITES
Belgium	Granted	99912952.1	30-Mar-1999	1071688	25-Sep-2002	Crompton Corporation	PROCESS FOR THE PREPARATION OF SPIRO BISPHOSPHITES USING FINELY GROUND PENTAERYTHRITOL

47

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Belgium	Granted	98949599.9	29-Sep-1998	1023377	3-Dec-2003	Crompton Corporation	STABILIZED POLYETHER POLYOL AND POLYURETHANE FOAM OBTAINED THREFROM
Canada	Granted	2088297	28-Jan-1993	2088297	25-Feb-1997	Crompton Corporation	PROCESS FOR MAKING PHOSPHITE ESTERS
Canada	Granted	2140975	24-Jan-1995	2140975	27-Aug-2002	Crompton Corporation	PROCESS FOR SEQUENTIALLY GRAFTING OLEFIN POLYMER MATERIALS AND GRAFTED POLYMERS THEREFROM
Canada	Granted	2064622	1-Apr-1992	2064622	18-Jan-2005	Crompton Corporation	THIOESTER POLYMERIZATION MODIFIERS
China P.R.	Granted	2810835.3	3-May-2002	ZL02810835.3	11-Jul-2007	Crompton Corporation	ALKYL HYDRAZIDE ADDITIVES FOR LUBRICANTS
China P.R.	Granted	98105871.X	26-Mar-1998	98105871.X	23-Jun-2004	Crompton Corporation	COMPOSITIONS STABILIZED WITH TERTIARY AMINE OXIDES
China P.R.	Granted	1815265.1	7-Aug-2001	1815265.1	12-Oct-2005	Crompton Corporation	DIRECT SYNTHESIS OF TIN (II) AND CARBOXYLATES AND TIN (IV) CARBOXYLATES FROM ELEMENTAL TIN OR TIN OXIDES
China P.R.	Granted	816544	6-Nov-2000	816544	25-Jan-2006	Crompton Corporation	INHIBITION OF POLYMERIZATION OF UNSATURATED MONOMERS

48

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
China P.R.	Granted	817772.4	28-Nov-2000	817772.4	3-Aug-2005	Crompton Corporation	INHIBITION OF POLYMERIZATION OF UNSATURATED MONOMERS
China P.R.	Granted	2003801067367.00	10-Nov-2003	ZL200380106736.7	5-Nov-2008	Crompton Corporation	METHOD AND DEVICE FOR APPLYING A THICK REACTIVE COATING ON A BODY ROTATING ABOUT AN AXIS
China P.R.	Granted	2003801024408.00	22-Oct-2003	2.0038E+11	14-Feb-2007	Crompton Corporation	METHOD FOR THE ALKYLATION OF SALICYLIC ACID
China P.R.	Granted	1823619.7	14-Sep-2001	ZL01823619.7	3-Jan-2007	Crompton Corporation	MULTIFUNCTIONAL VISCOSITY INDEX IMPROVER AND DISPERSANT
China P.R.	Granted	3806029.9	29-Jan-2003	ZL03806029.9	16-May-2007	Crompton Corporation	NITROSOPHENOLS AND C-NITROSOANILINES AS POLYMERIZATION INHIBITORS
China P.R.	Granted	1823491.7	18-Jul-2001	ZL01823491.7	21-Feb-2007	Crompton Corporation	ORGANO-IMIDO MOLYBDENUM COMPLEXES AS FRICTION MODIFIER ADDITIVES FOR LUBRICANT COMPOSITIONS
China P.R.	Granted	03817930.X	27-Jun-2003	ZL03817930.X	16-Jan-2008	Crompton Corporation	OVERBASED METAL CARBONATE/CARBOXYLATE MICROEMULSIONS AND HALOGEN-CONTAINING POLYMERS CONTAINING SAME

49

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
China P.R.	Granted	2812957.1	24-May-2002	ZL02812957.1	7-Jun-2006	Crompton Corporation	OXADIAZOLE ADDITIVES FOR LUBRICANTS
China P.R.	Granted	96191461	24-Sep-1996	96191461	10-Jul-2002	Crompton Corporation	POLYMER COMPOSITIONS CONTAINING HYDROCARBON AMINE OXIDES AND HYDROCARBON AMINE OXIDE STABILIZER COMPOSITIONS
China P.R.	Granted	3809419.3	8-Apr-2003	ZL03809419.3	16-Jul-2008	Crompton Corporation	POLYURETHANE ELASTOMERS FROM HDI PREPOLYMERS WITH REDUCED CONTENT OF FREE HDI MONOMERS
China P.R.	Granted	3818651.9	15-May-2003	ZL03818651.9	6-Jun-2007	Crompton Corporation	PROCESS FOR THE OLIGOMERIZATION OF A-OLEFINS HAVING LOW UNSATURATION
China P.R.	Granted	2802660.8	5-Aug-2002	ZL02802660.8	1-Aug-2007	Crompton Corporation	RETARDING THE THERMAL DEGRADATION OF POLYMERS USING UNSATURATED ALIPHATIC COMPOUNDS
China P.R.	Granted	98108245.9	20-Mar-1998	98108245.9	28-Aug-2002	Crompton Corporation	SYNTHESIS OF TERTIARY AMINE OXIDES
China P.R.	Granted	2812508.8	30-Apr-2002	2812508.8	23-Aug-2006	Crompton Corporation	THIADIAZOLIDINE ADDITIVES FOR LUBRICANTS

50

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
China P.R.	Granted	2823727.7	4-Oct-2002	ZL02823727.7	28-Jun-2006	Crompton Corporation	VISCOSITY GROWTH INHIBITION IN OIL ADDITIVE CONCENTRATES
Cyprus	Granted	955549.1	14-Aug-2000	1209977	29-Oct-2003	Crompton Corporation	METHOD FOR CONTROLLING FUNGI USING PHENYLHYDRAZINE DERIVATIVES
Denmark	Granted	96942010.8	15-Nov-1996	874839	18-Sep-2002	Crompton Corporation	COMPOUNDS USEFUL FOR THE INHIBITION OF THE REPLICATION OF HIV-1 AND HIV-1 MUTANTS
Denmark	Granted	955549.1	14-Aug-2000	1209977	29-Oct-2003	Crompton Corporation	METHOD FOR CONTROLLING FUNGI USING PHENYLHYDRAZINE DERIVATIVES
Denmark	Granted	97924800.2	23-May-1997	910366	13-Nov-2002	Crompton Corporation	METHOD FOR PREVENTING THE TRANSMISSION OF HIV TO UNINFECTED CELLS
Denmark	Granted	963380.1	12-Sep-2000	1220848	19-Nov-2003	Crompton Corporation	N-ARYLMETHYLTHIOANILIDE COMPOUNDS USEFUL FOR THE INHIBITION OF THE REPLICATION OF HIV
Eurasian Patent Convention	Granted	200200519	16-Oct-2000	4940	28-Oct-2004	Crompton Corporation	PROCESS FOR THE PREPARATION OF INSECTICIDAL PHENYLHYDRAZINE DERIVATIVES

51

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Finland	Granted	96942010.8	15-Nov-1996	874839	18-Sep-2002	Crompton Corporation	COMPOUNDS USEFUL FOR THE INHIBITION OF THE REPLICATION OF HIV-1 AND HIV-1 MUTANTS
Finland	Granted	955549.1	14-Aug-2000	1209977	29-Oct-2003	Crompton Corporation	METHOD FOR CONTROLLING FUNGI USING PHENYLHYDRAZINE DERIVATIVES
Finland	Granted	963380.1	12-Sep-2000	1220848	19-Nov-2003	Crompton Corporation	N-ARYLMETHYLTHIOANILIDE COMPOUNDS USEFUL FOR THE INHIBITION OF THE REPLICATION OF HIV
France	Granted	96915857.5	16-May-1996	828787	26-Nov-2003	Crompton Corporation	ALKYL-TIN PVC STABILIZERS WITH ADDED AROMATIC ETHER ALCOHOL TO PREVENT PRECIPITATION
France	Granted	97300270.2	17-Jan-1997	785210	29-May-2002	Crompton Corporation	AROMATIC CYCLIC BISPHOSPHITE ESTERS AND POLYMERIC COMPOSITIONS THE REOF NO DIVISIONAL DUE PER KEM
France	Granted	98302048.8	18-Mar-1998	867467	17-Nov-2004	Crompton Corporation	COMPOSITIONS STABILIZED WITH TERTIARY AMINE OXIDES

52

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
France	Granted	96942010.8	15-Nov-1996	874839	18-Sep-2002	Crompton Corporation	COMPOUNDS USEFUL FOR THE INHIBITION OF THE REPLICATION OF HIV-1 AND HIV-1 MUTANTS
France	Granted	99301608.8	3-Mar-1999	940407	3-Dec-2003	Crompton Corporation	CYCLIC BIS-PHOSPHITES AND COMPOSITIONS 8SC12322 COMBINED WITHIN
France	Granted	99937742.7	2-Aug-1999	1112249	2-Jan-2003	Crompton Corporation	DITHIOCARBAMYL DERIVATIVES USEFUL AS LUBRICANT ADDITIVES
France	Granted	1948741.2	27-Jun-2001	1309600	25-Aug-2004	Crompton Corporation	IMPROVED PROCESS FOR THE PREPARATION OF HINDERED PHOSPHITES
France	Granted	98904954.9	23-Jan-1998	961789	9-Jul-2003	Crompton Corporation	LUBRICANTS CONTAINING ASHLESS ANTIWEAR-DISPERSANT ADDITIVE HAVING VISCOSITY INDEX IMPROVER CREDIT
France	Granted	94302125.3	24-Mar-1994	618315	9-Dec-1998	Crompton Corporation	MELT EXTRUSION PROCESS
France	Granted	955549.1	14-Aug-2000	1209977	29-Oct-2003	Crompton Corporation	METHOD FOR CONTROLLING FUNGI USING PHENYLHYDRAZINE DERIVATIVES
France	Granted	97924800.2	23-May-1997	910366	13-Nov-2002	Crompton Corporation	METHOD FOR PREVENTING THE TRANSMISSION OF HIV TO UNINFECTED CELLS

53

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
France	Granted	963380.1	12-Sep-2000	1220848	19-Nov-2003	Crompton Corporation	N-ARYLMETHYLTHIOANILIDE COMPOUNDS USEFUL FOR THE INHIBITION OF THE REPLICATION OF HIV
France	Granted	97300269.4	17-Jan-1997	785209	7-May-2003	Crompton Corporation	NEO DIOL PHOSPHITE ESTERS AND POLYMERIC COMPOSITIONS THEREOF NO DIVISIONAL PER JBY 12/27/96 *08SC12292 COMB.INTO*
France	Granted	965464.1	26-Sep-2000	1218340	19-Nov-2003	Crompton Corporation	NOVEL 4-HYDROXYBIPHENYL HYDRAZIDE DERIVATIVES
France	Granted	1958990.2	18-Jul-2001	1406912	1-Dec-2004	Crompton Corporation	ORGANO-IMIDO MOLYBDENUM COMPLEXES AS FRICTION MODIFIER ADDITIVES FOR LUBRICANT COMPOSITIONS
France	Granted	94301460.5	1-Mar-1994	613940	9-Jun-1999	Crompton Corporation	OVERBASED CALCIUM SULFONATE GREASE
France	Granted	96922496.3	19-Jun-1996	833861	9-May-2001	Crompton Corporation	OVERBASED PVC STABILIZER
France	Granted	98903926.8	23-Jan-1998	1015460	27-Nov-2002	Crompton Corporation	PHENOLIC BORATES FOR USE AS A LUBRICANT ADDITIVE

54

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
France	Granted	96300383.5	19-Jan-1996	725107	30-Jul-2003	Crompton Corporation	PHOSPHITE STABILIZATION OF POLYOLEFINS CONTAINING SILICA SUPPORTED CATALYST
France	Granted	96933876.3	24-Sep-1996	793688	19-Mar-2003	Crompton Corporation	POLYMER COMPOSITIONS CONTAINING HYDROCARBON AMINE OXIDES AND HYDROCARBON AMINE OXIDE STABILIZER COMPOSITIONS
France	Granted	97908812.7	3-Mar-1997	886675	7-Jun-2000	Crompton Corporation	POLYMERIZATION INHIBITOR COMPOSITION
France	Granted	96301118.4	20-Feb-1996	729965	22-May-2002	Crompton Corporation	PROCESS FOR MAKING BIPHENYLENE AND BISPHENYLENE PHOSPHITES NO DIVISIONAL DUE PER JBY
France	Granted	93300332.9	19-Jan-1993	553984	1-Sep-1999	Crompton Corporation	PROCESS FOR MAKING PHOSPHITE ESTERS
France	Granted	95101198	28-Jan-1995	665248	31-Mar-1999	Crompton Corporation	PROCESS FOR SEQUENTIALLY GRAFTING OLEFIN POLYMER MATERIALS AND GRAFTED POLYMERS THEREFROM
France	Granted	99911278.2	10-Mar-1999	1066299	16-Jun-2004	Crompton Corporation	PROCESS FOR THE PREPARATION OF SPIRO BIS-PHOSPHITES

55

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
France	Granted	99912952.1	30-Mar-1999	1071688	25-Sep-2002	Crompton Corporation	PROCESS FOR THE PREPARATION OF SPIRO BISPHOSPHITES USING FINELY GROUND PENTAERYTHRITOL
France	Granted	97924650.1	9-May-1997	902801	8-Aug-2001	Crompton Corporation	REMOVAL OF UNREACTED DIISOCYANATE MONOMER FROM POLYURETHANE POLYMERS
France	Granted	95303275.2	16-May-1995	685516	4-Aug-1999	Crompton Corporation	SOLID STABILIZER COMPOSITION WITH IMPROVED HYDROLYTIC STABILITY
France	Granted	98949599.9	29-Sep-1998	1023377	3-Dec-2003	Crompton Corporation	STABILIZED POLYETHER POLYOL AND POLYURETHANE FOAM OBTAINED THREFROM
France	Granted	97111855.9	11-Jul-1997	818457	2-Oct-2002	Crompton Corporation	STABLE AQUEOUS DISPERSIONS OF DIBUTYLIN OXIDE
France	Granted	98908819	2-Mar-1998	968192	18-Feb-2004	Crompton Corporation	SUBSTITUTED TETRAHYDROPYRIMIDINE DERIVATIVES AND THEIR USE AS POLYMERIZATION INHIBITORS FOR VINYL AROMATIC COMPOUNDS

56

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Germany	Granted	96915857.5	16-May-1996	69630885.1	26-Nov-2003	Crompton Corporation	ALKYL-TIN PVC STABILIZERS WITH ADDED AROMATIC ETHER ALCOHOL TO PREVENT PRECIPITATION
Germany	Granted	97300270.2	17-Jan-1997	69712804	29-May-2002	Crompton Corporation	AROMATIC CYCLIC BISPHOSPHITE ESTERS AND POLYMERIC COMPOSITIONS THE REOF NO DIVISIONAL DUE PER KEM
Germany	Granted	98302048.8	18-Mar-1998	69827543.8	17-Nov-2004	Crompton Corporation	COMPOSITIONS STABILIZED WITH TERTIARY AMINE OXIDES
Germany	Granted	96942010.8	15-Nov-1996	69623819.5	18-Sep-2002	Crompton Corporation	COMPOUNDS USEFUL FOR THE INHIBITION OF THE REPLICATION OF HIV-1 AND HIV-1 MUTANTS
Germany	Granted	99301608.8	3-Mar-1999	69913220.7	3-Dec-2003	Crompton Corporation	CYCLIC BIS-PHOSPHITES AND COMPOSITIONS 8SC12322 COMBINED WITHIN
Germany	Granted	99937742.7	2-Aug-1999	69904736.6	2-Jan-2003	Crompton Corporation	DITHIOCARBAMYL DERIVATIVES USEFUL AS LUBRICANT ADDITIVES
Germany	Granted	1948741.2	27-Jun-2001	60105171.8	25-Aug-2004	Crompton Corporation	IMPROVED PROCESS FOR THE PREPARATION OF HINDERED PHOSPHITES

57

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Germany	Granted	95939953.6	13-Nov-1995	69532589.2	18-Feb-2004	Crompton Corporation	LIQUID PVC STABILIZERS AND LUBRICANTS
Germany	Granted	98904954.9	23-Jan-1998	69816275.7	9-Jul-2003	Crompton Corporation	LUBRICANTS CONTAINING ASHLESS ANTIWEAR-DISPERSANT ADDITIVE HAVING VISCOSITY INDEX IMPROVER CREDIT
Germany	Granted	94302125.3	24-Mar-1994	69415066.5	9-Dec-1998	Crompton Corporation	MELT EXTRUSION PROCESS
Germany	Granted	955549.1	14-Aug-2000	60006256.2	29-Oct-2003	Crompton Corporation	METHOD FOR CONTROLLING FUNGI USING PHENYLHYDRAZINE DERIVATIVES
Germany	Granted	97924800.2	23-May-1997	69717104.3	13-Nov-2002	Crompton Corporation	METHOD FOR PREVENTING THE TRANSMISSION OF HIV TO UNINFECTED CELLS
Germany	Granted	963380.1	12-Sep-2000	60006706.8	19-Nov-2003	Crompton Corporation	N-ARYLMETHYLTHIOANILIDE COMPOUNDS USEFUL FOR THE INHIBITION OF THE REPLICATION OF HIV
Germany	Granted	97300269.4	17-Jan-1997	69721597	7-May-2003	Crompton Corporation	NEO DIOL PHOSPHITE ESTERS AND POLYMERIC COMPOSITIONS THEREOF NO DIVISIONAL PER JBY 12/27/96 *08SC12292 COMB.INTO*

58

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Germany	Granted	94304922.1	5-Jul-1994	69418387.3	12-May-1999	Crompton Corporation	NEO-DIOL PHOSPHITES AS POLYMER STABILIZERS
Germany	Granted	965464.1	26-Sep-2000	60006703.3	19-Nov-2003	Crompton Corporation	NOVEL 4-HYDROXYBIPHENYL HYDRAZIDE DERIVATIVES
Germany	Granted	1958990.2	18-Jul-2001	60107605.2	1-Dec-2004	Crompton Corporation	ORGANO-IMIDO MOLYBDENUM COMPLEXES AS FRICTION MODIFIER ADDITIVES FOR LUBRICANT COMPOSITIONS
Germany	Granted	94301460.5	1-Mar-1994	69418917	9-Jun-1999	Crompton Corporation	OVERBASED CALCIUM SULFONATE GREASE
Germany	Granted	96922496.3	19-Jun-1996	69612746.6	9-May-2001	Crompton Corporation	OVERBASED PVC STABILIZER
Germany	Granted	98903926.8	23-Jan-1998	69809773.4	27-Nov-2002	Crompton Corporation	PHENOLIC BORATES FOR USE AS A LUBRICANT ADDITIVE
Germany	Granted	96300383.5	19-Jan-1996	69629224.6	30-Jul-2003	Crompton Corporation	PHOSPHITE STABILIZATION OF POLYOLEFINS CONTAINING SILICA SUPPORTED CATALYST
Germany	Granted	96933876.3	24-Sep-1996	69626778	19-Mar-2003	Crompton Corporation	POLYMER COMPOSITIONS CONTAINING HYDROCARBON AMINE OXIDES AND HYDROCARBON AMINE OXIDE STABILIZER COMPOSITIONS

59

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Germany	Granted	97908812.7	3-Mar-1997	69702247.1	7-Jun-2000	Crompton Corporation	POLYMERIZATION INHIBITOR COMPOSITION
Germany	Granted	96301118.4	20-Feb-1996	69621276.5	22-May-2002	Crompton Corporation	PROCESS FOR MAKING BIPHENYLENE AND BISPHENYLENE PHOSPHITES NO DIVISIONAL DUE PER JBY
Germany	Granted	93300332.9	19-Jan-1993	69326172.2	1-Sep-1999	Crompton Corporation	PROCESS FOR MAKING PHOSPHITE ESTERS
Germany	Granted	95101198	28-Jan-1995	69508633.2	31-Mar-1999	Crompton Corporation	PROCESS FOR SEQUENTIALLY GRAFTING OLEFIN POLYMER MATERIALS AND GRAFTED POLYMERS THEREFROM
Germany	Granted	99911278.2	10-Mar-1999	69918077.5	16-Jun-2004	Crompton Corporation	PROCESS FOR THE PREPARATION OF SPIRO BIS-PHOSPHITES
Germany	Granted	99912952.1	30-Mar-1999	69903145.1	25-Sep-2002	Crompton Corporation	PROCESS FOR THE PREPARATION OF SPIRO BISPHOSPHITES USING FINELY GROUND PENTAERYTHRITOL
Germany	Granted	97924650.1	9-May-1997	69706051.9	8-Aug-2001	Crompton Corporation	REMOVAL OF UNREACTED DIISOCYANATE MONOMER FROM POLYURETHANE POLYMERS

60

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Germany	Granted	95303275.2	16-May-1995	69511174.4	4-Aug-1999	Crompton Corporation	SOLID STABILIZER COMPOSITION WITH IMPROVED HYDROLYTIC STABILITY
Germany	Granted	97111855.9	11-Jul-1997	69715978.7	2-Oct-2002	Crompton Corporation	STABLE AQUEOUS DISPERSIONS OF DIBUTYLIN OXIDE
Germany	Granted	98908819	2-Mar-1998	69821744.6	18-Feb-2004	Crompton Corporation	SUBSTITUTED TETRAHYDROPYRIMIDINE DERIVATIVES AND THEIR USE AS POLYMERIZATION INHIBITORS FOR VINYL AROMATIC COMPOUNDS
Great Britain	Granted	96915857.5	16-May-1996	828787	26-Nov-2003	Crompton Corporation	ALKYL-TIN PVC STABILIZERS WITH ADDED AROMATIC ETHER ALCOHOL TO PREVENT PRECIPITATION
Great Britain	Granted	97300270.2	17-Jan-1997	785210	29-May-2002	Crompton Corporation	AROMATIC CYCLIC BISPHOSPHITE ESTERS AND POLYMERIC COMPOSITIONS THE REOF NO DIVISIONAL DUE PER KEM
Great Britain	Granted	98302048.8	18-Mar-1998	867467	17-Nov-2004	Crompton Corporation	COMPOSITIONS STABILIZED WITH TERTIARY AMINE OXIDES

61

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Great Britain	Granted	96942010.8	15-Nov-1996	874839	18-Sep-2002	Crompton Corporation	COMPOUNDS USEFUL FOR THE INHIBITION OF THE REPLICATION OF HIV-1 AND HIV-1 MUTANTS
Great Britain	Granted	99301608.8	3-Mar-1999	940407	3-Dec-2003	Crompton Corporation	CYCLIC BIS-PHOSPHITES AND COMPOSITIONS 8SC12322 COMBINED WITHIN
Great Britain	Granted	99937742.7	2-Aug-1999	1112249	2-Jan-2003	Crompton Corporation	DITHIOCARBAMYL DERIVATIVES USEFUL AS LUBRICANT ADDITIVES
Great Britain	Granted	93913975.4	18-May-1993	642548	1-Jul-1998	Crompton Corporation	ELECTRICAL GRADE POLYVINAL CHLORIDE RESIN COMPOSITION STABILIZED WITH A NON-LEAD STABILIZER
Great Britain	Granted	96924292.4	24-Jun-1996	836596	23-Aug-2000	Crompton Corporation	HYDRAZINE DERIVATIVES
Great Britain	Granted	1948741.2	27-Jun-2001	1309600	25-Aug-2004	Crompton Corporation	IMPROVED PROCESS FOR THE PREPARATION OF HINDERED PHOSPHITES
Great Britain	Granted	92925247.6	17-Nov-1992	641316	22-Jan-1997	Crompton Corporation	INSECTICIDAL PHENYLHYDRAZINE DERIVATIVES
Great Britain	Granted	95939953.6	13-Nov-1995	792317	18-Feb-2004	Crompton Corporation	LIQUID PVC STABILIZERS AND LUBRICANTS
Great Britain	Granted	94913370.6	5-Apr-1994	694057	1-Mar-2000	Crompton Corporation	LUBRICANT COMPOSITION CONTAINING ANTIOXIDANT

62

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Great Britain	Granted	98904954.9	23-Jan-1998	961789	9-Jul-2003	Crompton Corporation	LUBRICANTS CONTAINING ASHLESS ANTIWEAR-DISPERSANT ADDITIVE HAVING VISCOSITY INDEX IMPROVER CREDIT
Great Britain	Granted	94302125.3	24-Mar-1994	618315	9-Dec-1998	Crompton Corporation	MELT EXTRUSION PROCESS
Great Britain	Granted	955549.1	14-Aug-2000	1209977	29-Oct-2003	Crompton Corporation	METHOD FOR CONTROLLING FUNGI USING PHENYLHYDRAZINE DERIVATIVES
Great Britain	Granted	97924800.2	23-May-1997	910366	13-Nov-2002	Crompton Corporation	METHOD FOR PREVENTING THE TRANSMISSION OF HIV TO UNINFECTED CELLS
Great Britain	Granted	963380.1	12-Sep-2000	1220848	19-Nov-2003	Crompton Corporation	N-ARYLMETHYLTHIOANILIDE COMPOUNDS USEFUL FOR THE INHIBITION OF THE REPLICATION OF HIV
Great Britain	Granted	97300269.4	17-Jan-1997	785209	7-May-2003	Crompton Corporation	NEO DIOL PHOSPHITE ESTERS AND POLYMERIC COMPOSITIONS THEREOF NO DIVISIONAL PER JBY 12/27/96 *08SC12292 COMB.INTO*
Great Britain	Granted	965464.1	26-Sep-2000	1218340	19-Nov-2003	Crompton Corporation	NOVEL 4-HYDROXYBIPHENYL HYDRAZIDE DERIVATIVES

63

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Great Britain	Granted	1958990.2	18-Jul-2001	1406912	1-Dec-2004	Crompton Corporation	ORGANO-IMIDO MOLYBDENUM COMPLEXES AS FRICTION MODIFIER ADDITIVES FOR LUBRICANT COMPOSITIONS
Great Britain	Granted	94301460.5	1-Mar-1994	613940	9-Jun-1999	Crompton Corporation	OVERBASED CALCIUM SULFONATE GREASE
Great Britain	Granted	98903926.8	23-Jan-1998	1015460	27-Nov-2002	Crompton Corporation	PHENOLIC BORATES FOR USE AS A LUBRICANT ADDITIVE
Great Britain	Granted	96300383.5	19-Jan-1996	725107	30-Jul-2003	Crompton Corporation	PHOSPHITE STABILIZATION OF POLYOLEFINS CONTAINING SILICA SUPPORTED CATALYST
Great Britain	Granted	96933876.3	24-Sep-1996	793688	19-Mar-2003	Crompton Corporation	POLYMER COMPOSITIONS CONTAINING HYDROCARBON AMINE OXIDES AND HYDROCARBON AMINE OXIDE STABILIZER COMPOSITIONS
Great Britain	Granted	91304066.3	7-May-1991	457471	29-Jan-1997	Crompton Corporation	POLYMER STABILIZER AND POLYMER COMPOSITION STABILIZED THEREW ITH
Great Britain	Granted	97908812.7	3-Mar-1997	886675	7-Jun-2000	Crompton Corporation	POLYMERIZATION INHIBITOR COMPOSITION
Great Britain	Granted	93909517	13-Apr-1993	637294	29-Jul-1998	Crompton Corporation	POLYMERIZATION INHIBITOR FOR VINYL AROMATICS

64

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Great Britain	Granted	92305201.3	5-Jun-1992	522709	21-Aug-1996	Crompton Corporation	POLYMERIZATION INHIBITORS FOR ACRYLIC ACIDS AND ESTERS
Great Britain	Granted	96301118.4	20-Feb-1996	729965	22-May-2002	Crompton Corporation	PROCESS FOR MAKING BIPHENYLENE AND BISPHENYLENE PHOSPHITES NO DIVISIONAL DUE PER JBY
Great Britain	Granted	93300332.9	19-Jan-1993	553984	1-Sep-1999	Crompton Corporation	PROCESS FOR MAKING PHOSPHITE ESTERS
Great Britain	Granted	95101198	28-Jan-1995	665248	31-Mar-1999	Crompton Corporation	PROCESS FOR SEQUENTIALLY GRAFTING OLEFIN POLYMER MATERIALS AND GRAFTED POLYMERS THEREFROM
Great Britain	Granted	99911278.2	10-Mar-1999	1066299	16-Jun-2004	Crompton Corporation	PROCESS FOR THE PREPARATION OF SPIRO BIS-PHOSPHITES
Great Britain	Granted	99912952.1	30-Mar-1999	1071688	25-Sep-2002	Crompton Corporation	PROCESS FOR THE PREPARATION OF SPIRO BISPHOSPHITES USING FINELY GR UND PENTAERYTHRITOL
Great Britain	Granted	97924650.1	9-May-1997	902801	8-Aug-2001	Crompton Corporation	REMOVAL OF UNREACTED DIISOCYANATE MONOMER FROM POLYURETHANE POLYMERS

65

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Great Britain	Granted	95303275.2	16-May-1995	685516	4-Aug-1999	Crompton Corporation	SOLID STABILIZER COMPOSITION WITH IMPROVED HYDROLYTIC STABILITY
Great Britain	Granted	97111855.9	11-Jul-1997	818457	2-Oct-2002	Crompton Corporation	STABLE AQUEOUS DISPERSIONS OF DIBUTYLIN OXIDE
Great Britain	Granted	98908819	2-Mar-1998	968192	18-Feb-2004	Crompton Corporation	SUBSTITUTED TETRAHYDROPYRIMIDINE DERIVATIVES AND THEIR USE AS POLYMERIZATION INHIBITORS FOR VINYL AROMATIC COMPOUNDS
Great Britain	Granted	92302948.2	3-Apr-1992	507602	11-Jun-1997	Crompton Corporation	THIOESTER POLYMERIZATION MODIFIERS
Great Britain	Granted	94926617.5	24-Aug-1994	715625	4-Jun-1997	Crompton Corporation	WOOD PRESERVATIVE OXATHIAZINES
Greece	Granted	96942010.8	15-Nov-1996	3042042	18-Sep-2002	Crompton Corporation	COMPOUNDS USEFUL FOR THE INHIBITION OF THE REPLICATION OF HIV-1 AND HIV-1 MUTANTS
Greece	Granted	955549.1	14-Aug-2000	3047304	29-Oct-2003	Crompton Corporation	METHOD FOR CONTROLLING FUNGI USING PHENYLHYDRAZINE DERIVATIVES
Greece	Granted	97924800.2	23-May-1997	3042731	13-Nov-2002	Crompton Corporation	METHOD FOR PREVENTING THE TRANSMISSION OF HIV TO UNINFECTED CELLS

66

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Greece	Granted	965464.1	26-Sep-2000	3047737	19-Nov-2003	Crompton Corporation	NOVEL 4-HYDROXYBIPHENYL HYDRAZIDE DERIVATIVES
Hong Kong	Granted	6103502.9	27-Jun-2003	HK1083514	28-Nov-2008	Crompton Corporation	OVERBASED METAL CARBONATE/CARBOXYLATE MICROEMULSIONS AND HALOGEN-CONTAINING POLYMERS CONTAINING SAME
India	Granted	3623/DEL/97	16-Dec-1997	214725	14-Feb-2008	Crompton Corporation	COMPOSITIONS STABILIZED WITH TERTIARY AMINE OXIDES
India	Granted	3531/DEL/98	24-Nov-1998	221477	24-Jun-2008	Crompton Corporation	CYCLIC BIS-PHOSPHITES AND COMPOSITIONS 8SC12322 COMBINED WITHIN
India	Granted	103/DEL/2003	27-Jun-2001	218366	31-Mar-2008	Crompton Corporation	IMPROVED PROCESS FOR THE PREPARATION OF HINDERED PHOSPHITES
India	Granted	1069/CAL/98	16-Jun-1998	195153	21-Oct-2005	Crompton Corporation	PROCESS FOR THE PREPARATION OF PHOSPHITES
India	Granted	187/DEL/98	22-Jan-1998	221599	26-Jun-2008	Crompton Corporation	SYNTHESIS OF TERTIARY AMINE OXIDES
Indonesia	Granted	W-00200201223	6-Nov-2000	ID0013518	8-Jun-2004	Crompton Corporation	INHIBITION OF POLYMERIZATION OF UNSATURATED MONOMERS

67

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Indonesia	Granted	W-00200201238	28-Nov-2000	ID0014301	28-Sep-2004	Crompton Corporation	INHIBITION OF POLYMERIZATION OF UNSATURATED MONOMERS
Ireland	Granted	96942010.8	15-Nov-1996	874839	18-Sep-2002	Crompton Corporation	COMPOUNDS USEFUL FOR THE INHIBITION OF THE REPLICATION OF HIV-1 AND HIV-1 MUTANTS
Ireland	Granted	955549.1	14-Aug-2000	1209977	29-Oct-2003	Crompton Corporation	METHOD FOR CONTROLLING FUNGI USING PHENYLHYDRAZINE DERIVATIVES
Ireland	Granted	97924800.2	23-May-1997	910366	13-Nov-2002	Crompton Corporation	METHOD FOR PREVENTING THE TRANSMISSION OF HIV TO UNINFECTED CELLS
Ireland	Granted	963380.1	12-Sep-2000	1220848	19-Nov-2003	Crompton Corporation	N-ARYLMETHYLTHIOANILIDE COMPOUNDS USEFUL FOR THE INHIBITION OF THE REPLICATION OF HIV
Ireland	Granted	965464.1	26-Sep-2000	1218340	19-Nov-2003	Crompton Corporation	NOVEL 4-HYDROXYBIPHENYL HYDRAZIDE DERIVATIVES
Italy	Granted	96915857.5	16-May-1996	828787	26-Nov-2003	Crompton Corporation	ALKYL-TIN PVC STABILIZERS WITH ADDED AROMATIC ETHER ALCOHOL TO PREVENT PRECIPITATION

68

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Italy	Granted	97300270.2	17-Jan-1997	785210	29-May-2002	Crompton Corporation	AROMATIC CYCLIC BISPHOSPHITE ESTERS AND POLYMERIC COMPOSITIONS THE REOF NO DIVISIONAL DUE PER KEM
Italy	Granted	96942010.8	15-Nov-1996	874839	18-Sep-2002	Crompton Corporation	COMPOUNDS USEFUL FOR THE INHIBITION OF THE REPLICATION OF HIV-1 AND HIV-1 MUTANTS
Italy	Granted	99301608.8	3-Mar-1999	940407	3-Dec-2003	Crompton Corporation	CYCLIC BIS-PHOSPHITES AND COMPOSITIONS 8SC12322 COMBINED WITHIN
Italy	Granted	94302125.3	24-Mar-1994	618315	9-Dec-1998	Crompton Corporation	MELT EXTRUSION PROCESS
Italy	Granted	955549.1	14-Aug-2000	1209977	29-Oct-2003	Crompton Corporation	METHOD FOR CONTROLLING FUNGI USING PHENYLHYDRAZINE DERIVATIVES
Italy	Granted	97924800.2	23-May-1997	910366	13-Nov-2002	Crompton Corporation	METHOD FOR PREVENTING THE TRANSMISSION OF HIV TO UNINFECTED CELLS
Italy	Granted	963380.1	12-Sep-2000	1220848	19-Nov-2003	Crompton Corporation	N-ARYLMETHYLTHIOANILIDE COMPOUNDS USEFUL FOR THE INHIBITION OF THE REPLICATION OF HIV

69

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Italy	Granted	97300269.4	17-Jan-1997	785209	7-May-2003	Crompton Corporation	NEO DIOL PHOSPHITE ESTERS AND POLYMERIC COMPOSITIONS THEREOF NO DIVISIONAL PER JBY 12/27/96 *08SC12292 COMB.INTO*
Italy	Granted	965464.1	26-Sep-2000	1218340	19-Nov-2003	Crompton Corporation	NOVEL 4-HYDROXYBIPHENYL HYDRAZIDE DERIVATIVES
Italy	Granted	94301460.5	1-Mar-1994	613940	9-Jun-1999	Crompton Corporation	OVERBASED CALCIUM SULFONATE GREASE
Italy	Granted	96300383.5	19-Jan-1996	725107	30-Jul-2003	Crompton Corporation	PHOSPHITE STABILIZATION OF POLYOLEFINS CONTAINING SILICA SUPPORTED CATALYST
Italy	Granted	96301118.4	20-Feb-1996	729965	22-May-2002	Crompton Corporation	PROCESS FOR MAKING BIPHENYLENE AND BISPHENYLENE PHOSPHITES NO DIVISIONAL DUE PER JBY
Italy	Granted	93300332.9	19-Jan-1993	553984	1-Sep-1999	Crompton Corporation	PROCESS FOR MAKING PHOSPHITE ESTERS
Italy	Granted	95101198	28-Jan-1995	665248	31-Mar-1999	Crompton Corporation	PROCESS FOR SEQUENTIALLY GRAFTING OLEFIN POLYMER MATERIALS AND GRAFTED POLYMERS THEREFROM

70

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Italy	Granted	99911278.2	10-Mar-1999	1066299	16-Jun-2004	Crompton Corporation	PROCESS FOR THE PREPARATION OF SPIRO BIS-PHOSPHITES
Italy	Granted	99912952.1	30-Mar-1999	1071688	25-Sep-2002	Crompton Corporation	PROCESS FOR THE PREPARATION OF SPIRO BISPHOSPHITES USING FINELY GRO UND PENTAERYTHRITOL
Italy	Granted	95303275.2	16-May-1995	685516	4-Aug-1999	Crompton Corporation	SOLID STABILIZER COMPOSITION WITH IMPROVED HYDROLYTIC STABILITY
Italy	Granted	98949599.9	29-Sep-1998	1023377	3-Dec-2003	Crompton Corporation	STABILIZED POLYETHER POLYOL AND POLYURETHANE FOAM OBTAINED THREFROM
Italy	Granted	97111855.9	11-Jul-1997	818457	2-Oct-2002	Crompton Corporation	STABLE AQUEOUS DISPERSIONS OF DIBUTYLIN OXIDE
Italy	Granted	98908819	2-Mar-1998	968192	18-Feb-2004	Crompton Corporation	SUBSTITUTED TETRAHYDROPYRIMIDINE DERIVATIVES AND THEIR USE AS POLYMERIZATION INHIBITORS FOR VINYL AROMATIC COMPOUNDS
Japan	Granted	527753/1996	8-Mar-1996	3729858	14-Oct-2005	Crompton Corporation	ALKYL-THIO-GLYCOLATE PVC STABILIZERS WITH ADDED AROMATIC ETH ER ALCOHOL TO PREVENT PRECIPITATION

71

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Japan	Granted	9-005901	17-Jan-1997	4018766	28-Sep-2007	Crompton Corporation	AROMATIC CYCLIC BISPHOSPHITE ESTERS AND POLYMERIC COMPOSITIONS THE REOF NO DIVISIONAL DUE PER KEM
Japan	Granted	2002-519466	7-Aug-2001	3871645	27-Oct-2006	Crompton Corporation	DIRECT SYNTHESIS OF TIN (II) AND CARBOXYLATES AND TIN (IV) CARBOXYLATES FROM ELEMENTAL TIN OR TIN OXIDES
Japan	Granted	2001-541092	1-Nov-2000	3810320	2-Jun-2006	Crompton Corporation	HIGH PERFORMANCE POLYURETHANE ELASTOMERS FROM MDI PREPOLYMERS WITH REDUCED CONTENT OF FREE MDI MONOMER
Japan	Granted	2001-541073	28-Nov-2000	3782010	17-Mar-2006	Crompton Corporation	INHIBITION OF POLYMERIZATION OF UNSATURATED MONOMERS
Japan	Granted	2001-541841	6-Nov-2000	3854149	15-Sep-2006	Crompton Corporation	INHIBITION OF POLYMERIZATION OF UNSATURATED MONOMERS
Japan	Granted	2004-550076	22-Oct-2003	4205671	24-Oct-2008	Crompton Corporation	METHOD FOR THE ALKYLATION OF SALICYLIC ACID
Japan	Granted	3-007703	25-Jan-1991	2980699	17-Sep-1999	Crompton Corporation	METHOD OF PRODUCING OLEFIN POLYMER GRAFT COPOLYMERS

72

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Japan	Granted	2003-528877	14-Sep-2001	3987492	20-Jul-2007	Crompton Corporation	MULTIFUNCTIONAL VISCOSITY INDEX IMPROVER AND DISPERSANT
Japan	Granted	9-005902	17-Jan-1997	4008975	7-Sep-2007	Crompton Corporation	NEO DIOL PHOSPHITE ESTERS AND POLYMERIC COMPOSITIONS THEREOF NO DIVISIONAL PER JBY 12/27/96 *08SC12292 COMB.INTO*
Japan	Granted	2003-502130	24-May-2002	4070715	25-Jan-2008	Crompton Corporation	OXADIAZOLE ADDITIVES FOR LUBRICANTS
Japan	Granted	7-126939	26-May-1995	3853859	15-Sep-2006	Crompton Corporation	SOLID STABILIZER COMPOSITION WITH IMPROVED HYDROLYTIC STABILITY
Japan	Granted	530138/97	6-Jan-1997	3811505	2-Jun-2006	Crompton Corporation	STABILIZER AND BLOWING AGENT USEFUL FOR RIGID FOAMED PVC
Liechtenstein	Granted	96942010.8	15-Nov-1996	874839	18-Sep-2002	Crompton Corporation	COMPOUNDS USEFUL FOR THE INHIBITION OF THE REPLICATION OF HIV-1 AND HIV-1 MUTANTS
Liechtenstein	Granted	955549.1	14-Aug-2000	1209977	29-Oct-2003	Crompton Corporation	METHOD FOR CONTROLLING FUNGI USING PHENYLHYDRAZINE DERIVATIVES

73

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Liechtenstein	Granted	97924800.2	23-May-1997	910366	13-Nov-2002	Crompton Corporation	METHOD FOR PREVENTING THE TRANSMISSION OF HIV TO UNINFECTED CELLS
Liechtenstein	Granted	965464.1	26-Sep-2000	1218340	19-Nov-2003	Crompton Corporation	NOVEL 4-HYDROXYBIPHENYL HYDRAZIDE DERIVATIVES
Luxembourg	Granted	96942010.8	15-Nov-1996	874839	18-Sep-2002	Crompton Corporation	COMPOUNDS USEFUL FOR THE INHIBITION OF THE REPLICATION OF HIV-1 AND HIV-1 MUTANTS
Luxembourg	Granted	955549.1	14-Aug-2000	1209977	29-Oct-2003	Crompton Corporation	METHOD FOR CONTROLLING FUNGI USING PHENYLHYDRAZINE DERIVATIVES
Luxembourg	Granted	97924800.2	23-May-1997	910366	13-Nov-2002	Crompton Corporation	METHOD FOR PREVENTING THE TRANSMISSION OF HIV TO UNINFECTED CELLS
Luxembourg	Granted	965464.1	26-Sep-2000	1218340	19-Nov-2003	Crompton Corporation	NOVEL 4-HYDROXYBIPHENYL HYDRAZIDE DERIVATIVES
Malaysia	Granted	PI20005608	30-Nov-2000	MY-124743-A	31-Jul-2006	Crompton Corporation	INHIBITION OF POLYMERIZATION OF UNSATURATED MONOMERS

74

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Mexico	Granted	2002/011931	15-May-2001	231875	7-Nov-2005	Crompton Corporation	CLARIFICATION METHOD FOR OIL DISPERSIONS COMPRISING OVERBASED DETERGENTS CONTAINING CALCITE
Mexico	Granted	2003/001239	7-Aug-2001	229944	12-Aug-2005	Crompton Corporation	DIRECT SYNTHESIS OF TIN (II) AND CARBOXYLATES AND TIN (IV) CARBOXYLATES FROM ELEMENTAL TIN OR TIN OXIDES
Mexico	Granted	2002/005425	28-Nov-2000	231749	1-Nov-2005	Crompton Corporation	INHIBITION OF POLYMERIZATION OF UNSATURATED MONOMERS
Mexico	Granted	2002/005423	6-Nov-2000	239085	31-Jul-2006	Crompton Corporation	INHIBITION OF POLYMERIZATION OF UNSATURATED MONOMERS
Mexico	Granted	2004/002420	14-Sep-2001	253942	27-Jan-2008	Crompton Corporation	MULTIFUNCTIONAL VISCOSITY INDEX IMPROVER AND DISPERSANT
Mexico	Granted	2004/007952	29-Jan-2003	248714	4-Sep-2007	Crompton Corporation	NITROSOPHENOLS AND C-NITROSOANILINES AS POLYMERIZATION INHIBITORS
Mexico	Granted	2004/012661	28-May-2003	245542	30-Apr-2007	Crompton Corporation	POLYURETHANE/UREA COMPOSITION FOR COATING CYLINDRICAL PARTS

75

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Monaco	Granted	96942010.8	15-Nov-1996	874839	18-Sep-2002	Crompton Corporation	COMPOUNDS USEFUL FOR THE INHIBITION OF THE REPLICATION OF HIV-1 AND HIV-1 MUTANTS
Monaco	Granted	955549.1	14-Aug-2000	1209977	29-Oct-2003	Crompton Corporation	METHOD FOR CONTROLLING FUNGI USING PHENYLHYDRAZINE DERIVATIVES
Monaco	Granted	97924800.2	23-May-1997	910366	13-Nov-2002	Crompton Corporation	METHOD FOR PREVENTING THE TRANSMISSION OF HIV TO UNINFECTED CELLS
Netherlands	Granted	97300270.2	17-Jan-1997	785210	29-May-2002	Crompton Corporation	AROMATIC CYCLIC BISPHOSPHITE ESTERS AND POLYMERIC COMPOSITIONS THE REOF NO DIVISIONAL DUE PER KEM
Netherlands	Granted	96942010.8	15-Nov-1996	874839	18-Sep-2002	Crompton Corporation	COMPOUNDS USEFUL FOR THE INHIBITION OF THE REPLICATION OF HIV-1 AND HIV-1 MUTANTS
Netherlands	Granted	99301608.8	3-Mar-1999	940407	3-Dec-2003	Crompton Corporation	CYCLIC BIS-PHOSPHITES AND COMPOSITIONS 8SC12322 COMBINED WITHIN

76

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Netherlands	Granted	98904954.9	23-Jan-1998	961789	9-Jul-2003	Crompton Corporation	LUBRICANTS CONTAINING ASHLESS ANTIWEAR-DISPERSANT ADDITIVE HAVING VISCOSITY INDEX IMPROVER CREDIT
Netherlands	Granted	94302125.3	24-Mar-1994	618315	9-Dec-1998	Crompton Corporation	MELT EXTRUSION PROCESS
Netherlands	Granted	955549.1	14-Aug-2000	1209977	29-Oct-2003	Crompton Corporation	METHOD FOR CONTROLLING FUNGI USING PHENYLHYDRAZINE DERIVATIVES
Netherlands	Granted	97924800.2	23-May-1997	910366	13-Nov-2002	Crompton Corporation	METHOD FOR PREVENTING THE TRANSMISSION OF HIV TO UNINFECTED CELLS
Netherlands	Granted	963380.1	12-Sep-2000	1220848	19-Nov-2003	Crompton Corporation	N-ARYLMETHYLTHIOANILIDE COMPOUNDS USEFUL FOR THE INHIBITION OF THE REPLICATION OF HIV
Netherlands	Granted	97300269.4	17-Jan-1997	785209	7-May-2003	Crompton Corporation	NEO DIOL PHOSPHITE ESTERS AND POLYMERIC COMPOSITIONS THEREOF NO DIVISIONAL PER JBY 12/27/96 *08SC12292 COMB.INTO*
Netherlands	Granted	965464.1	26-Sep-2000	1218340	19-Nov-2003	Crompton Corporation	NOVEL 4-HYDROXYBIPHENYL HYDRAZIDE DERIVATIVES

77

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Netherlands	Granted	94301460.5	1-Mar-1994	613940	9-Jun-1999	Crompton Corporation	OVERBASED CALCIUM SULFONATE GREASE
Netherlands	Granted	96300383.5	19-Jan-1996	725107	30-Jul-2003	Crompton Corporation	PHOSPHITE STABILIZATION OF POLYOLEFINS CONTAINING SILICA SUPPORTED CATALYST
Netherlands	Granted	96933876.3	24-Sep-1996	793688	19-Mar-2003	Crompton Corporation	POLYMER COMPOSITIONS CONTAINING HYDROCARBON AMINE OXIDES AND HYDROCARBON AMINE OXIDE STABILIZER COMPOSITIONS
Netherlands	Granted	97908812.7	3-Mar-1997	886675	7-Jun-2000	Crompton Corporation	POLYMERIZATION INHIBITOR COMPOSITION
Netherlands	Granted	93300332.9	19-Jan-1993	553984	1-Sep-1999	Crompton Corporation	PROCESS FOR MAKING PHOSPHITE ESTERS
Netherlands	Granted	95101198	28-Jan-1995	665248	31-Mar-1999	Crompton Corporation	PROCESS FOR SEQUENTIALLY GRAFTING OLEFIN POLYMER MATERIALS AND GRAFTED POLYMERS THEREFROM
Netherlands	Granted	99911278.2	10-Mar-1999	1066299	16-Jun-2004	Crompton Corporation	PROCESS FOR THE PREPARATION OF SPIRO BIS-PHOSPHITES
Netherlands	Granted	99912952.1	30-Mar-1999	1071688	25-Sep-2002	Crompton Corporation	PROCESS FOR THE PREPARATION OF SPIRO BISPHOSPHITES USING FINELY GROUND PENTAERYTHRITOL

78

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Netherlands	Granted	95303275.2	16-May-1995	685516	4-Aug-1999	Crompton Corporation	SOLID STABILIZER COMPOSITION WITH IMPROVED HYDROLYTIC STABILITY
Netherlands	Granted	98949599.9	29-Sep-1998	1023377	3-Dec-2003	Crompton Corporation	STABILIZED POLYETHER POLYOL AND POLYURETHANE FOAM OBTAINED THREFROM
Netherlands	Granted	98908819	2-Mar-1998	968192	18-Feb-2004	Crompton Corporation	SUBSTITUTED TETRAHYDROPYRIMIDINE DERIVATIVES AND THEIR USE AS POLYMERIZATION INHIBITORS FOR VINYL AROMATIC COMPOUNDS
Portugal	Granted	96942010.8	15-Nov-1996	874839	18-Sep-2002	Crompton Corporation	COMPOUNDS USEFUL FOR THE INHIBITION OF THE REPLICATION OF HIV-1 AND HIV-1 MUTANTS
Portugal	Granted	955549.1	14-Aug-2000	1209977	29-Oct-2003	Crompton Corporation	METHOD FOR CONTROLLING FUNGI USING PHENYLHYDRAZINE DERIVATIVES
Portugal	Granted	97924800.2	23-May-1997	910366	13-Nov-2002	Crompton Corporation	METHOD FOR PREVENTING THE TRANSMISSION OF HIV TO UNINFECTED CELLS
Portugal	Granted	965464.1	26-Sep-2000	1218340	19-Nov-2003	Crompton Corporation	NOVEL 4-HYDROXYBIPHENYL HYDRAZIDE DERIVATIVES

79

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Portugal	Granted	98908819	2-Mar-1998	968192	18-Feb-2004	Crompton Corporation	SUBSTITUTED TETRAHYDROPYRIMIDINE DERIVATIVES AND THEIR USE AS POLYMERIZATION INHIBITORS FOR VINYL AROMATIC COMPOUNDS
Republic of Korea	Granted	89-10435	24-Jul-1989	163028	15-Jan-1999	Crompton Corporation	3,9 DIPHOSPHASPIROUNDECANES AND PROCESS FOR MANUFACTURE
Republic of Korea	Granted	95-35934	18-Oct-1995	377296	11-Mar-2003	Crompton Corporation	AMINE-STABILIZED AMORPHOUS PHOSPHITE
Republic of Korea	Granted	98-9913	23-Mar-1998	526862	31-Oct-2005	Crompton Corporation	COMPOSITIONS STABILIZED WITH TERTIARY AMINE OXIDES
Republic of Korea	Granted	99-7235	5-Mar-1999	425055	18-Mar-2004	Crompton Corporation	CYCLIC BIS-PHOSPHITES AND COMPOSITIONS 8SC12322 COMBINED WITHIN
Republic of Korea	Granted	7007059/2002	28-Nov-2000	10-0694451	6-Mar-2007	Crompton Corporation	INHIBITION OF POLYMERIZATION OF UNSATURATED MONOMERS
Republic of Korea	Granted	7009975/2000	25-Feb-1999	10-0564983	21-Mar-2006	Crompton Corporation	MARINE CYLINDER OILS CONTAINING HIGH VISCOSITY DETERGENTS

80

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Republic of Korea	Granted	101999-701121	25-Feb-1999	10-0594915	22-Jun-2006	Crompton Corporation	OVERBASED MAGNESIUM DEPOSIT CONTROL ADDITIVE FOR RESIDUAL FU EL OILS
Republic of Korea	Granted	97-703488	24-Sep-1996	452653	4-Oct-2004	Crompton Corporation	POLYMER COMPOSITIONS CONTAINING HYDROCARBON AMINE OXIDES AND HYDROCARBON AMINE OXIDE STABILIZER COMPOSITIONS
Republic of Korea	Granted	93-1215	30-Jan-1993	263427	17-May-2000	Crompton Corporation	PROCESS FOR MAKING PHOSPHITE ESTERS
Republic of Korea	Granted	1995-0001680	28-Jan-1995	337246	7-May-2002	Crompton Corporation	PROCESS FOR SEQUENTIALLY GRAFTING OLEFIN POLYMER MATERIALS AND GRAFTED POLYMERS THEREFROM
Republic of Korea	Granted	95-14100	31-May-1995	384809	9-May-2003	Crompton Corporation	SOLID STABILIZER COMPOSITION WITH IMPROVED HYDROLYTIC STABILITY
Republic of Korea	Granted	1.02E+12	25-Feb-1999	641252	25-Oct-2006	Crompton Corporation	VISCOSITY DRIFT CONTROL IN OVERBASED DETERGENTS
Russian Federation	Granted	2005116313	22-Oct-2003	2331631	20-Aug-2008	Crompton Corporation	METHOD FOR THE ALKYLATION OF SALICYLIC ACID

81

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Russian Federation	Granted	2004111290	14-Sep-2001	2275387	27-Apr-2006	Crompton Corporation	MULTIFUNCTIONAL VISCOSITY INDEX IMPROVER AND DISPERSANT
Russian Federation	Granted	2002135649	8-May-2001	2287556	20-Nov-2006	Crompton Corporation	NANOSIZED PARTICLES OF MOLYBDENUM SULFIDE AND DERIVATIVES AND USES THEREOF
Russian Federation	Granted	2004/104635	18-Jul-2001	2266912	27-Dec-2005	Crompton Corporation	ORGANO-IMIDO MOLYBDENUM COMPLEXES AS FRICTION MODIFIER ADDITIVES FOR LUBRICANT COMPOSITIONS
Spain	Granted	97300270.2	17-Jan-1997	785210	29-May-2002	Crompton Corporation	AROMATIC CYCLIC BISPHOSPHITE ESTERS AND POLYMERIC COMPOSITIONS THE REOF NO DIVISIONAL DUE PER KEM
Spain	Granted	96942010.8	15-Nov-1996	874839	18-Sep-2002	Crompton Corporation	COMPOUNDS USEFUL FOR THE INHIBITION OF THE REPLICATION OF HIV-1 AND HIV-1 MUTANTS
Spain	Granted	99301608.8	3-Mar-1999	940407	3-Dec-2003	Crompton Corporation	CYCLIC BIS-PHOSPHITES AND COMPOSITIONS 8SC12322 COMBINED WITHIN
Spain	Granted	94302125.3	24-Mar-1994	618315	9-Dec-1998	Crompton Corporation	MELT EXTRUSION PROCESS

82

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Spain	Granted	955549.1	14-Aug-2000	1209977	29-Oct-2003	Crompton Corporation	METHOD FOR CONTROLLING FUNGI USING PHENYLHYDRAZINE DERIVATIVES
Spain	Granted	963380.1	12-Sep-2000	1220848	19-Nov-2003	Crompton Corporation	N-ARYLMETHYLTHIOANILIDE COMPOUNDS USEFUL FOR THE INHIBITION OF THE REPLICATION OF HIV
Spain	Granted	97300269.4	17-Jan-1997	785209	7-May-2003	Crompton Corporation	NEO DIOL PHOSPHITE ESTERS AND POLYMERIC COMPOSITIONS THEREOF NO DIVISIONAL PER JBY 12/27/96 *08SC12292 COMB.INTO*
Spain	Granted	965464.1	26-Sep-2000	1218340	19-Nov-2003	Crompton Corporation	NOVEL 4-HYDROXYBIPHENYL HYDRAZIDE DERIVATIVES
Spain	Granted	96300383.5	19-Jan-1996	725107	30-Jul-2003	Crompton Corporation	PHOSPHITE STABILIZATION OF POLYOLEFINS CONTAINING SILICA SUPPORTED CATALYST
Spain	Granted	96301118.4	20-Feb-1996	729965	22-May-2002	Crompton Corporation	PROCESS FOR MAKING BIPHENYLENE AND BISPHENYLENE PHOSPHITES NO DIVISIONAL DUE PER JBY

83

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Spain	Granted	99911278.2	10-Mar-1999	1066299	16-Jun-2004	Crompton Corporation	PROCESS FOR THE PREPARATION OF SPIRO BIS-PHOSPHITES
Spain	Granted	95303275.2	16-May-1995	685516	4-Aug-1999	Crompton Corporation	SOLID STABILIZER COMPOSITION WITH IMPROVED HYDROLYTIC STABILITY
Spain	Granted	97111855.9	11-Jul-1997	818457	2-Oct-2002	Crompton Corporation	STABLE AQUEOUS DISPERSIONS OF DIBUTYLIN OXIDE
Sweden	Granted	96942010.8	15-Nov-1996	874839	18-Sep-2002	Crompton Corporation	COMPOUNDS USEFUL FOR THE INHIBITION OF THE REPLICATION OF HIV-1 AND HIV-1 MUTANTS
Sweden	Granted	955549.1	14-Aug-2000	1209977	29-Oct-2003	Crompton Corporation	METHOD FOR CONTROLLING FUNGI USING PHENYLHYDRAZINE DERIVATIVES
Sweden	Granted	97924800.2	23-May-1997	910366	13-Nov-2002	Crompton Corporation	METHOD FOR PREVENTING THE TRANSMISSION OF HIV TO UNINFECTED CELLS
Sweden	Granted	963380.1	12-Sep-2000	1220848	19-Nov-2003	Crompton Corporation	N-ARYLMETHYLTHIOANILIDE COMPOUNDS USEFUL FOR THE INHIBITION OF THE REPLICATION OF HIV
Switzerland	Granted	96942010.8	15-Nov-1996	874839	18-Sep-2002	Crompton Corporation	COMPOUNDS USEFUL FOR THE INHIBITION OF THE REPLICATION OF HIV-1 AND HIV-1 MUTANTS

84

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Switzerland	Granted	99301608.8	3-Mar-1999	940407	3-Dec-2003	Crompton Corporation	CYCLIC BIS-PHOSPHITES AND COMPOSITIONS 8SC12322 COMBINED WITHIN
Switzerland	Granted	98904954.9	23-Jan-1998	961789	9-Jul-2003	Crompton Corporation	LUBRICANTS CONTAINING ASHLESS ANTIWEAR-DISPERSANT ADDITIVE HAVING VISCOSITY INDEX IMPROVER CREDIT
Switzerland	Granted	955549.1	14-Aug-2000	1209977	29-Oct-2003	Crompton Corporation	METHOD FOR CONTROLLING FUNGI USING PHENYLHYDRAZINE DERIVATIVES
Switzerland	Granted	97924800.2	23-May-1997	910366	13-Nov-2002	Crompton Corporation	METHOD FOR PREVENTING THE TRANSMISSION OF HIV TO UNINFECTED CELLS
Switzerland	Granted	963380.1	12-Sep-2000	1220848	19-Nov-2003	Crompton Corporation	N-ARYLMETHYLTHIOANILIDE COMPOUNDS USEFUL FOR THE INHIBITION OF THE REPLICATION OF HIV
Switzerland	Granted	965464.1	26-Sep-2000	1218340	19-Nov-2003	Crompton Corporation	NOVEL 4-HYDROXYBIPHENYL HYDRAZIDE DERIVATIVES
Switzerland	Granted	99912952.1	30-Mar-1999	1071688	25-Sep-2002	Crompton Corporation	PROCESS FOR THE PREPARATION OF SPIRO BISPHOSPHITES USING FINELY GROUND PENTAERYTHRITOL

85

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Taiwan	Granted	89125692	2-Dec-2000	I268936	21-Dec-2006	Crompton Corporation	INHIBITION OF POLYMERIZATION OF UNSATURATED MONOMERS
Taiwan	Granted	79104184	23-May-1990	NI-057500	13-Nov-1992	Crompton Corporation	METHOD OF PRODUCING OLEFIN POLYMER GRAFT COPOLYMERS
Taiwan	Granted	84100537	21-Jan-1995	NI-092153	21-Jan-1998	Crompton Corporation	PROCESS FOR SEQUENTIALLY GRAFTING OLEFIN POLYMER MATERIALS AND GRAFTED POLYMERS THEREFROM
Thailand	Granted	35658	10-Feb-1997	22561	19-Sep-2007	Crompton Corporation	POLYMER COMPOSITIONS CONTAINING HYDROCARBON AMINE OXIDES AND HYDROCARBON AMINE OXIDE STABILIZER COMPOSITIONS
United States	Granted	07/765409	25-Sep-1991	5137950	11-Aug-1992	Crompton Corporation	3,9 DIPHOSPHASPIROUNDECANES AND PROCESS FOR MANUFACTURE
United States	Granted	08/539566	5-Oct-1995	5561178	1-Oct-1996	Crompton Corporation	ADDITION POLYMER COMPOSITION CONTAINING ISOXAZOLIDINE COMPOUNDS
United States	Granted	09/871120	31-May-2001	6667282	23-Dec-2003	Crompton Corporation	ALKYL HYDRAZIDE ADDITIVES FOR LUBRICANTS

86

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
United States	Granted	10/417861	17-Apr-2003	6930183	16-Aug-2005	Crompton Corporation	ALKYLATED IMINODIBENZYLS AS ANTIOXIDANTS
United States	Granted	08/325726	19-Oct-1994	5468895	21-Nov-1995	Crompton Corporation	AMINE-STABILIZED AMORPHOUS PHOSPHITE
United States	Granted	10/937247	8-Sep-2004	7375061	20-May-2008	Crompton Corporation	ANTIOXIDANT HYDRAZIDES AND DERIVATIVES THEROF HAVING MULTIFUNCTIONAL ACTIVITY
United States	Granted	09/956395	18-Sep-2001	6525131	25-Feb-2003	Crompton Corporation	AROMATIC DIAMINE POLYURETHANE CURATIVES WITH IMPROVED STABILITY
United States	Granted	08/703625	27-Aug-1996	5710196	20-Jan-1998	Crompton Corporation	ASPHALT COMPOSTIONS CONTAINING ACRYLONITRILE-BUTADIENE-STYRENE COP OLYMER NO DIVISIONAL DUE PER JBY
United States	Granted	10/429,429	5-May-2003	7423069	9-Sep-2008	Crompton Corporation	BLENDS OF TETRAHALOPHTHALATE ESTERS AND PHOSPHORUS-CONTAINING FLAME RETARDANTS FOR POLYURETHANE COMPOSITIONS

87

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
United States	Granted	09/699821	30-Oct-2000	6339125	15-Jan-2002	Crompton Corporation	CATIONIC POLYURETHANE DISPERSION AND COMPOSITION CONTAINING SAME
United States	Granted	09/586011	2-Jun-2000	6239083	29-May-2001	Crompton Corporation	CLARIFICATION METHOD FOR OIL DISPERSIONS COMPRISING OVERBASED DETERGENTS CONTAINING CALCITE
United States	Granted	10/190130	3-Jul-2002	6872854	29-Mar-2005	Crompton Corporation	COMPLEXES OF METAL SALTS OF ORGANIC ACIDS AND B-DIKETONES AND METHODS FOR PRODUCING SAME
United States	Granted	08/824675	26-Mar-1997	5922794	13-Jul-1999	Crompton Corporation	COMPOSITIONS STABILIZED WITH TERTIARY AMINE OXIDES
United States	Granted	10/815578	31-Mar-2004	7189875	13-Mar-2007	Crompton Corporation	DIPHENYLAMINE ALKYLATED WITH OLEFIN MIXTURES CONTAINING FRACTIONS WITH VARYING DEGREES OF ACTIVITY
United States	Granted	08/096107	22-Jul-1993	5523448	4-Jun-1996	Crompton Corporation	DIPHOSPHITES
United States	Granted	08/775432	31-Dec-1996	5736599	7-Apr-1998	Crompton Corporation	DIPHOSPHITES
United States	Granted	08/774413	31-Dec-1996	5773498	30-Jun-1998	Crompton Corporation	DIPHOSPHITES

88

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
United States	Granted	09/635615	10-Aug-2000	6303808	16-Oct-2001	Crompton Corporation	DIRECT SYNTHESIS OF TIN II AND CARBOXYLATES AND TIN IV CARBOXYLATES FROM ELEMENTAL TIN OR TIN OXIDES
United States	Granted	10/815579	31-Mar-2004	7160845	9-Jan-2007	Crompton Corporation	DITHIOCARBAMATE DERIVATIVES USEFUL AS LUBRICANT AND FUEL ADDITIVES
United States	Granted	08/604039	20-Feb-1996	5814702	29-Sep-1998	Crompton Corporation	ELASTOMER COMPOSITION AND THERMOPLASTIC RESIN COMPOSITION MODIFIED THEREWITH
United States	Granted	08/316692	30-Sep-1994	5500458	19-Mar-1996	Crompton Corporation	EPHOSPHITE COATED POLYMERIC PARTICLES
United States	Granted	10/119443	9-Apr-2002	6756431	29-Jun-2004	Crompton Corporation	HETEROCYCLICTIN FLAME RETARDANTS/SMOKE SUPPRESSANTS AND HALOGEN-CONTAINING POLYMER COMPOSITION CONTAINING SAME
United States	Granted	09/656049	6-Sep-2000	6444625	3-Sep-2002	Crompton Corporation	HIGH VISCOSITY OVERBASED SULFONATE DETERGENT AND MARINE CYCLINDER OILS CONTAINING SAME

89

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
United States	Granted	11/093434	29-Mar-2005	7442732	28-Oct-2008	Crompton Corporation	HINDERED AMINE LIGHT STABILIZERS COMPRISING NEOALKANEDIOL PHOSPHITES
United States	Granted	09/636776	11-Aug-2000	6426429	30-Jul-2002	Crompton Corporation	IMPROVED PROCESS FOR THE PREPARATION OF HINDERED PHOSPHITES
United States	Granted	10/171365	12-Jun-2002	6773624	10-Aug-2004	Crompton Corporation	IMPROVED PROCESS FOR THE PREPARATION OF HINDERED PHOSPHITES
United States	Granted	10/347037	17-Jan-2003	7198844	3-Apr-2007	Crompton Corporation	INCORPORATION OF LIQUID AMINE OXIDES IN MICROPOROUS POLYMERIC RESIN
United States	Granted	10/193603	12-Jul-2002	6660181	9-Dec-2003	Crompton Corporation	INHIBITION OF POLYMERIZATION OF UNSATURATED MONOMERS
United States	Granted	11/024218	27-Dec-2004	7485605	3-Feb-2009	Crompton Corporation	LUBRICANT AND FUEL COMPOSITIONS CONTAINING 2-(S(N)-MERCAPTOBENZOTHIAZONE) SUCCINIC AND METHYLENE SUCCINATE ESTERS
United States	Granted	08/038400	29-Mar-1993	5849231	15-Dec-1998	Crompton Corporation	MELT EXTRUSION PROCESS
United States	Granted	09/322878	28-May-1999	6283675	4-Sep-2001	Crompton Corporation	METHOD FOR OXIDATIVE DESTRUCTION OF CARBON DISULFIDE IN SOIL

90

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
United States	Granted	10/691390	21-Oct-2003	7045654	16-May-2006	Crompton Corporation	METHOD FOR THE ALKYLATION OF SALICYLIC ACID
United States	Granted	10/713805	14-Nov-2003	7244857	17-Jul-2007	Crompton Corporation	METHOD OF MAKING HYDROXYALKYL AMIDE CONTAINING REDUCED LEVEL OF UNREACTED ALKANOLAMINE
United States	Granted	09/676845	29-Sep-2000	6504065	7-Jan-2003	Crompton Corporation	METHOD OF MAKING METAL SALTS OF 2,4,6-TRI-T-BUTYLPHENOL
United States	Granted	625,287	10-Dec-1990	5140074	18-Aug-1992	Crompton Corporation	METHOD OF PRODUCING OLEFIN POLYMER GRAFT COPOLYMERS
United States	Granted	10/712830	12-Nov-2003	7312346	25-Dec-2007	Crompton Corporation	METHOD OF PURIFYING HYDROXYALKYL AMIDE
United States	Granted	11/092493	28-Mar-2005	7446119	4-Nov-2008	Crompton Corporation	MITICIDAL TRIAZOLIDINE DERIVATIVES
United States	Granted	10/487180	18-Feb-2004	7144951	5-Dec-2006	Crompton Corporation	MULTIFUNCTIONAL VISCOSITY INDEX IMPROVER AND DISPERSANT
United States	Granted	10/275139	8-May-2001	6878676	12-Apr-2005	Crompton Corporation	NANOSIZED PARTICLES OF MOLYBDENUM SULFIDE AND DERIVATIVES AND USES THEREOF
United States	Granted	10/417031	16-Apr-2003	6939903	6-Sep-2005	Crompton Corporation	NATURAL FIBER-FILLED POLYOLEFIN COMPOSITES

91

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
United States	Granted	08/292161	17-Aug-1994	5451623	19-Sep-1995	Crompton Corporation	NEOALKYL ALKYLIDENE-2,2-BISPHENYL AND BIPHENYL PHOSPHITE ESTERS
United States	Granted	08/307545	16-Sep-1994	5424348	13-Jun-1995	Crompton Corporation	NEO-DIOL PHOSPHITES AS POLYMER STABILIZERS
United States	Granted	08/361786	21-Dec-1994	5500468	19-Mar-1996	Crompton Corporation	NEO-DIOL PHOSPHITES AS POLYMER STABILIZERS
United States	Granted	08/361259	21-Dec-1994	5543102	6-Aug-1996	Crompton Corporation	NEO-DIOL PHOSPHITES AS POLYMER STABILIZERS
United States	Granted	08/361785	21-Dec-1994	5559167	24-Sep-1996	Crompton Corporation	NEO-DIOL PHOSPHITES AS POLYMER STABILIZERS
United States	Granted	08/361349	21-Dec-1994	5614571	25-Mar-1997	Crompton Corporation	NEO-DIOL PHOSPHITES AS POLYMER STABILIZERS
United States	Granted	08/415394	3-Apr-1995	5623009	22-Apr-1997	Crompton Corporation	NEO-DIOL PHOSPHITES AS POLYMER STABILIZERS
United States	Granted	10/353647	29-Jan-2003	7125475	24-Oct-2006	Crompton Corporation	NITROSOPHENOLS AND C-NITROSOANILINES AS POLYMERIZATION INHIBITORS
United States	Granted	09/430969	1-Nov-1999	6541549	1-Apr-2003	Crompton Corporation	NON-XENOESTROGENIC STABILIZERS FOR ORGANIC MATERIALS
United States	Granted	10/957727	5-Oct-2004	7199170	3-Apr-2007	Crompton Corporation	NON-XENOESTROGENIC STABILIZERS FOR ORGANIC MATERIALS
United States	Granted	10/054064	22-Jan-2002	6602832	5-Aug-2003	Crompton Corporation	OIL-SOLUBLE ADDITIVE COMPOSITIONS FOR LUBRICATING OILS

92

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
United States	Granted	08/066695	24-May-1993	5342978	30-Aug-1994	Crompton Corporation	ORGANIC PHOSPHITE ESTER COMPOSITIONS CONTAINING HINDERED PIPERDINYL LIGHT STABILIZERS
United States	Granted	10/483342	8-Jan-2004	7229951	12-Jun-2007	Crompton Corporation	ORGANO-IMIDO MOLYBDENUM COMPLEXES AS FRICTION MODIFIER ADDITIVES FOR LUBRICANT COMPOSITIONS
United States	Granted	10/669955	24-Sep-2003	6835328	28-Dec-2004	Crompton Corporation	OVERBASED METAL CARBONATE/CARBOXYLATE MICROEMULSIONS AND HALOGEN-CONTAINING POLYMERS CONTAINING SAME
United States	Granted	09/872722	1-Jun-2001	6551966	22-Apr-2003	Crompton Corporation	OXADIAZOLE ADDITIVES FOR LUBRICANTS
United States	Granted	10/357245	3-Feb-2003	6846781	25-Jan-2005	Crompton Corporation	OXADIAZOLE ADDITIVES FOR LUBRICANTS
United States	Granted	08/285585	3-Aug-1994	5464889	7-Nov-1995	Crompton Corporation	PHOSPHITES ANTIOXIDANTS
United States	Granted	08/681752	29-Jul-1996	5780549	14-Jul-1998	Crompton Corporation	POLYBUTENE POLYMERS MODIFIERS FOR PVC

93

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
United States	Granted	08/717313	20-Sep-1996	5844029	1-Dec-1998	Crompton Corporation	POLYMER COMPOSITIONS CONTAINING HYDROCARBON AMINE OXIDES AND HYDROCARBON AMINE OXIDE STABILIZER COMPOSITIONS
United States	Granted	08/956864	24-Oct-1997	5880191	9-Mar-1999	Crompton Corporation	POLYMER COMPOSITIONS CONTAINING HYDROCARBON AMINE OXIDES AND HYDROCARBON AMINE OXIDE STABILIZER COMPOSITIONS
United States	Granted	09/085378	26-May-1998	6103798	15-Aug-2000	Crompton Corporation	POLYMER COMPOSITIONS CONTAINING HYDROCARBON AMINE OXIDES AND HYDROCARBON AMINE OXIDE STABILIZER COMPOSITIONS
United States	Granted	10/455027	5-Jun-2003	7186853	6-Mar-2007	Crompton Corporation	POLYMER COMPOSITIONS CONTAINING STABILIZER COMPOUNDS COMPRISING TRICYCLODECYLMETHYL GROUPS
United States	Granted	10/892610	16-Jul-2004	7399734	15-Jul-2008	Crompton Corporation	POLYSILOXANE ADDITIVES FOR LUBRICANTS AND FUELS

94

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
United States	Granted	10/172245	14-Jun-2002	6747117	8-Jun-2004	Crompton Corporation	POLYURETHANE/UREA COMPOSITION FOR COATING CYLINDRICAL PARTS
United States	Granted	09/769429	26-Jan-2001	6410795	25-Jun-2002	Crompton Corporation	PROCESS FOR BASE-PROMOTED CONDENSATION REACTIONS AND BASE REAGENT THEREFOR
United States	Granted	07/829128	31-Jan-1992	5247118	21-Sep-1993	Crompton Corporation	PROCESS FOR MAKING PHOSPHITE ESTERS
United States	Granted	10/712829	12-Nov-2003	7473815	6-Jan-2009	Crompton Corporation	PROCESS FOR REMOVAL OF CATALYST RESIDUES FROM POLY-ALPHA-OLEFINS
United States	Granted	08/469733	6-Jun-1995	5539057	23-Jul-1996	Crompton Corporation	PROCESS FOR SEQUENTIALLY GRAFTING OLEFIN POLYMER MATERIALS AND GRAFTED POLYMERS THEREFROM
United States	Granted	10/761515	20-Jan-2004	7129306	31-Oct-2006	Crompton Corporation	PROCESS FOR THE OLIGOMERIZATION OF ALPHA-OLEFINS HAVING LOW UNSATURATION
United States	Granted	10/163132	4-Jun-2002	6706828	16-Mar-2004	Crompton Corporation	PROCESS FOR THE OLIGOMERIZATION OF A-OLEFINS HAVING LOW UNSATURATION

95

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
United States	Granted	10/977618	27-Oct-2004	7342126	11-Mar-2008	Crompton Corporation	PROCESS FOR THE PREPARATION OF 4-OXO-4-((4-(PHENYLAMINO) PHENYL)AMINO)-2-BUTENOIC ACID
United States	Granted	10/464128	17-Jun-2003	7160944	9-Jan-2007	Crompton Corporation	PROCESS FOR THE PREPARATION OF A POLYOLEFIN EMULSION AND HYBRID POLYOLEFIN-POLYURETHANE DISPERSION DERIVED THEREFROM
United States	Granted	10/612576	1-Jul-2003	6774181	10-Aug-2004	Crompton Corporation	PROCESS FOR THE PREPARATION OF A SELF-EMULSIFIABLE POLYOLEFIN EMULSION AND HYBRID POLYOLEFIN-POLYURETHANE DISPERSION DERIVED THEREFROM
United States	Granted	10/253080	23-Sep-2002	6747167	8-Jun-2004	Crompton Corporation	PROCESS FOR THE PREPARATION OF ACID ESTERS
United States	Granted	08/920961	29-Aug-1997	5786497	28-Jul-1998	Crompton Corporation	PROCESS FOR THE PREPARATION OF PHOSPHITES
United States	Granted	09/863958	23-May-2001	6444836	3-Sep-2002	Crompton Corporation	PROCESS FOR THE PREPARATION OF PHOSPHITES
United States	Granted	09/048369	26-Mar-1998	5919966	6-Jul-1999	Crompton Corporation	PROCESS FOR THE PREPARATION OF SPIRO BIS-PHOSPHITES

96

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
United States	Granted	09/061292	16-Apr-1998	5917076	29-Jun-1999	Crompton Corporation	PROCESS FOR THE PREPARATION OF SPIRO BISPHOSPHITES USING FINELY GROUND PENTAERYTHRITOL
United States	Granted	08/288670	9-Aug-1994	6022916	8-Feb-2000	Crompton Corporation	PROCESSING STABILIZER FORMULATIONS
United States	Granted	10/629273	29-Jul-2003	6943202	13-Sep-2005	Crompton Corporation	RADIATION-CURABLE POLYURETHANE
United States	Granted	10/888137	8-Jul-2004	7442673	28-Oct-2008	Crompton Corporation	REACTION PRODUCTS OF MERCAPTOBENZOTHIAZOLES, MERCAPTOTHIAZOLINES, AND MERCAPTOBENZIMIDAZOLES WITH EPOXIDES AS LUBRICANT ADDITIVES
United States	Granted	10/118548	8-Apr-2002	6774154	10-Aug-2004	Crompton Corporation	SEMIFLEXIBLE AND FLEXIBLE POLYURETHANE FOAMS HAVING LOW FOGGING CHARACTERISTICS AND IMPROVED PHYSICAL PROPERTIES
United States	Granted	10/404176	31-Mar-2003	6887835	3-May-2005	Crompton Corporation	SILANE ADDITIVES FOR LUBRICANTS AND FUELS
United States	Granted	09/699813	30-Oct-2000	6465559	15-Oct-2002	Crompton Corporation	SIZING COMPOSITION

97

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
United States	Granted	08/252511	1-Jun-1994	6451888	17-Sep-2002	Crompton Corporation	SOLID STABILIZER COMPOSITION WITH IMPROVED HYDROLYTIC STABILITY
United States	Granted	10/724374	26-Nov-2003	6984684	10-Jan-2006	Crompton Corporation	STABILITY IMPROVEMENT OF ALUMINUM HYDROXIDE IN PVC COMPOUND
United States	Granted	10/043252	14-Jan-2002	6825256	30-Nov-2004	Crompton Corporation	STABILITY IMPROVEMENT OF CARBON MONOXIDE ETHYLENE COPOLYMER IN PVC COMPOUND
United States	Granted	10/643800	19-Aug-2003	7282527	16-Oct-2007	Crompton Corporation	STABILIZATION SYSTEM FOR HALOGEN-CONTAINING POLYMERS
United States	Granted	11/395272	3-Apr-2006	7393887	1-Jul-2008	Crompton Corporation	STABILIZER SYSTEM FOR STABILIZING POLYMERS THAT CONTAIN HALOGEN
United States	Granted	10/739598	17-Dec-2003	7217765	15-May-2007	Crompton Corporation	STYRENIC POLYMER COMPOSITES
United States	Granted	08/820871	20-Mar-1997	5866718	2-Feb-1999	Crompton Corporation	SYNTHESIS OF TERTIARY AMINE OXIDES
United States	Granted	09/137172	20-Aug-1998	5955633	21-Sep-1999	Crompton Corporation	SYNTHESIS OF TERTIARY AMINE OXIDES

98

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
United States	Granted	08/902861	30-Jul-1997	5717028	10-Feb-1998	Crompton Corporation	THERMOPLASTIC ELASTOMER COMPOSITION CONTAINING CHLORINATED POLYOLEFIN GRAFT COPOLYMER
United States	Granted	09/859111	16-May-2001	6790888	14-Sep-2004	Crompton Corporation	THERMOPLASTIC RESINS IN CONTACT WITH METALS OR METAL SALTS STABILIZED BY BLENDS OF DITHIOCARBAMATES AND METAL DEACTIVATORS
United States	Granted	09/871302	31-May-2001	6559107	6-May-2003	Crompton Corporation	THIADIAZOLIDINE ADDITIVES FOR LUBRICANTS
United States	Granted	10/387998	13-Mar-2003	6919389	19-Jul-2005	Crompton Corporation	THIAZOLO[3,2-A]BENZIMIDAZOLE-3(2H)-ONE AND THEIR 2-SUBSTITUTED DERIVATIVES AS NEW PROCESS STABILIZER FOR POLYOLEFINS

99

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
United States	Granted	11/001558	30-Nov-2004	7390846	24-Jun-2008	Crompton Corporation	WOOD SIZING AGENTS FOR PVC COMPOSITES
China P.R.	Granted	1117614.8	24-Sep-1996	1117614.8	30-Nov-2005	General Electric(6)	POLYMER COMPOSITIONS CONTAINING HYDROCARBON AMINE OXIDES AND HYDROCARBON AMINE OXIDE STABILIZER COMPOSITIONS
Spain	Granted	99912952.1	30-Mar-1999	1071688	25-Sep-2002	General Electric	PROCESS FOR THE PREPARATION OF SPIRO BISPHOSPHITES USING FINELY GROUND PENTAERYTHRITOL
Australia	Granted	19016/92	17-Mar-1992	665197	10-Apr-1996	Great Lakes Chemical Corporation	INORGANIC PERBROMIDE COMPOSITIONS AND METHODS OF USE THEREOF
Australia	Granted	47988/93	28-Jul-1993	680201	13-Nov-1997	Great Lakes Chemical Corporation	INORGANIC PERBROMIDE COMPOSITIONS AND METHODS OF USE THEREOF
Australia	Granted	61312/00	26-Sep-2000	781655	15-Sep-2005	Great Lakes Chemical Corporation	STABLE, HIGH AVAILABLE HALOGEN 1,3,5-TRIAZINE-2,4,6-TRIONE COMPOSITIONS HAVING RAPID DISSOLUTION RATES

(6) Company has confirmed that Chemtura Corporation is the beneficial owner of all patents currently held by General Electric.

100

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Belgium	Granted	98933297.8	9-Jul-1998	994929	22-Sep-2004	Great Lakes Chemical Corporation	AZEOTROPE AND AZEOTROPE-LIKE COMPOSITIONS OF 1-BROMOPROPANE AND HIGHLY FLUORINATED HYDROCARBONS
Belgium	Granted	98934375.1	9-Jul-1998	996704	10-Sep-2003	Great Lakes Chemical Corporation	STABILIZED ALKYL BROMIDE SOLVENTS CONTAINING DIALKYL CARBONATES
Belgium	Granted	97934296.1	25-Jul-1997	946288	21-Sep-2005	Great Lakes Chemical Corporation	STABLE DISPERSIONS OF METAL PASSIVATION AGENTS AND METHODS FOR MAKING THEM
Belgium	Granted	96912674.7	10-Apr-1996	832153	2-Jul-2003	Great Lakes Chemical Corporation	USE OF RING-BROMINATED BENZOATE COMPOUNDS AS FLAME RETARDANTS AND/ OR PLASTICIZERS

101

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Canada	Granted	614,361	28-Sep-1989	1,340,169	8-Dec-1998	Great Lakes Chemical Corporation

ALL EXCEPT CA: COMPOSITION AND METHOD FOR RECOVERY OF GOLD AND SILVER FROM SOURCES THEREOF; CA TITLE: HYDROMETALLURGICAL PROCESS FOR EXTRACTING GOLD AND SILVER ORES WITH BROMATE/PERBROMIDE SOLUTIONS AND COMPOSITIONS THEREFOR

Canada	Granted	2,296,589	9-Jul-1998	2296589	16-Oct-2007	Great Lakes Chemical Corporation	AZEOTROPE AND AZEOTROPE-LIKE COMPOSITIONS OF 1-BROMOPROPANE AND HIGHLY FLUORINATED HYDROCARBONS
Canada	Granted	2,302,062	23-Mar-2000	2302062	27-Feb-2007	Great Lakes Chemical Corporation	BRINE FLUIDS WITH IMPROVED CORROSION PROPERTIES.
Canada	Granted	2,220,187	7-Jun-1996	2,220,187	23-Oct-2001	Great Lakes Chemical Corporation	COLLOIDAL PARTICLES OF SOLID FLAME RETARDANT AND SMOKE SUPPRESSANT COMPOUNDS AND METHOD FOR MAKING THEM

102

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Canada	Granted	2,050,201	29-Aug-1991	2,050,201	6-Nov-2001	Great Lakes Chemical Corporation	ELECTROGENERATION OF BROMINE AND USE THEREOF IN RECOVERY OF PRECIOUS METALS AND WATER TREATMENT
Canada	Granted	2,295,553	9-Jul-1998	2295553	11-Sep-2007	Great Lakes Chemical Corporation	STABILIZED ALKYL BROMIDE SOLVENTS CONTAINING DIALKYL CARBONATES
Canada	Granted	2,262,362	25-Jul-1997	2,262,362	7-May-2002	Great Lakes Chemical Corporation	STABLE DISPERSIONS OF METAL PASSIVATION AGENTS AND METHODS FOR MAKING THEM
China P.R.	Granted	2816946.8	28-Aug-2002	ZL02816946.8	31-Oct-2007	Great Lakes Chemical Corporation	HIGHER ALKYLATED TRIARYL PHOSPHATE ESTER FLAME RETARDANTS
China P.R.	Granted	2824507.5	18-Dec-2002	ZL02824507.5	7-Jan-2009	Great Lakes Chemical Corporation	METHODS AND APPARATUS FOR PRODUCING DECABROMODIPHENYL ALKANES
China P.R.	Granted	2805825.9	14-Feb-2002	ZL02805825.9	21-Nov-2007	Great Lakes Chemical Corporation	MIXTURE OF MONO-,BIS- AND TRIS-(HYDROXYARYL) PHOSPHINE OXIDES USEFUL TO MAKE POLYGLYCIDYL ETHERS OR IN EPOXY COMPOSITIONS

103

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
China P.R.	Granted	200510104101.40	16-Sep-2005	ZL200510104101.4	12-Nov-2008	Great Lakes Chemical Corporation	MIXTURE OF MONO-,BIS- AND TRIS-(HYDROXYARYL) PHOSPHINE OXIDES USEFUL TO MAKE POLYGLYCIDYL ETHERS OR IN EPOXY COMPOSITIONS
France	Granted	98933297.8	9-Jul-1998	994929	22-Sep-2004	Great Lakes Chemical Corporation	AZEOTROPE AND AZEOTROPE-LIKE COMPOSITIONS OF 1-BROMOPROPANE AND HIGHLY FLUORINATED HYDROCARBONS
France	Granted	3755378.1	20-May-2003	1506256	19-Sep-2007	Great Lakes Chemical Corporation	BLENDS OF (ALKYL SUBSTITUTED) TRIARYL PHOSPHATE ESTERS WITH PHOSPHOROUS-CONTAINING FLAME RETARDANTS FOR POLYURETHANE FOAMS
France	Granted	3724407.6	5-May-2003	1501891	7-Nov-2007	Great Lakes Chemical Corporation	BLENDS OF TETRAHALOPHTHALATE ESTERS AND PHOSPHORUS-CONTAINING FLAME RETARDANTS FOR POLYURETHANE COMPOSITIONS

104

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
France	Granted	96921536.7	7-Jun-1996	848627	27-Nov-2002	Great Lakes Chemical Corporation	COLLOIDAL PARTICLES OF SOLID FLAME RETARDANT AND SMOKE SUPPRESSANT COMPOUNDS AND METHOD FOR MAKING THEM
France	Granted	95931696.9	1-Sep-1995	784648	21-Jun-2006	Great Lakes Chemical Corporation	CONTINUOUS BROMINATION PROCESS AND PRODUCTS THEREOF
France	Granted	95931571.4	24-Aug-1995	782588	24-Aug-1995	Great Lakes Chemical Corporation	DIBROMOSTYRENE-GLYCIDYL (METH)ACRYLATE COPOLYMERS
France	Granted	94913767.3	4-May-1994	696311	5-Dec-2001	Great Lakes Chemical Corporation	FLUID TREATMENT PROCESS
France	Granted	952588.2	4-Aug-2000	1242523	19-Oct-2005	Great Lakes Chemical Corporation	INTUMESCENT POLYMER COMPOSITIONS
France	Granted	4007375.1	4-Aug-2000	1462476	14-Dec-2005	Great Lakes Chemical Corporation	INTUMESCENT POLYMER COMPOSITIONS
France	Granted	2714880.8	14-Feb-2002	1363922	26-Jul-2006	Great Lakes Chemical Corporation	MIXTURE OF MONO-,BIS- AND TRIS-(HYDROXYARYL) PHOSPHINE OXIDES USEFUL TO MAKE POLYGLYCIDYL ETHERS OR IN EPOXY COMPOSITIONS
France	Granted	98961771.1	24-Nov-1998	1036143	6-Oct-2004	Great Lakes Chemical Corporation	PHOSPHATE LUBRICANT COMPOSITIONS AND METAL FORMING USE

105

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
France	Granted	94922686.4	22-Jul-1994	710255	6-Oct-1999	Great Lakes Chemical Corporation	POLYMERS OF BROMINATED STYRENE
France	Granted	97943546.8	25-Sep-1997	937156	19-Mar-2003	Great Lakes Chemical Corporation	PREPARATION OF D-AMINO ACIDS BY DIRECT FERMENTATIVE MEANS
France	Granted	98934375.1	9-Jul-1998	996704	10-Sep-2003	Great Lakes Chemical Corporation	STABILIZED ALKYL BROMIDE SOLVENTS CONTAINING DIALKYL CARBONATES
France	Granted	97934296.1	25-Jul-1997	946288	21-Sep-2005	Great Lakes Chemical Corporation	STABLE DISPERSIONS OF METAL PASSIVATION AGENTS AND METHODS FOR MAKING THEM
France	Granted	573082	9-Apr-1993	573082	4-Jan-1998	Great Lakes Chemical Corporation	TRIARYL PHOSPHATE ESTER COMPOSITION AND PROCESS FOR ITS PREPARATION
Germany	Granted	98933297.8	9-Jul-1998	69826473.8	22-Sep-2004	Great Lakes Chemical Corporation	AZEOTROPE AND AZEOTROPE-LIKE COMPOSITIONS OF 1-BROMOPROPANE AND HIGHLY FLUORINATED HYDROCARBONS
Germany	Granted	3755378.1	20-May-2003	60316431.5	19-Sep-2007	Great Lakes Chemical Corporation	BLENDS OF (ALKYL SUBSTITUTED) TRIARYL PHOSPHATE ESTERS WITH PHOSPHOROUS-CONTAINING FLAME RETARDANTS FOR POLYURETHANE FOAMS

106

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Germany	Granted	3724407.6	5-May-2003	60317320.1	7-Nov-2007	Great Lakes Chemical Corporation	BLENDS OF TETRAHALOPHTHALATE ESTERS AND PHOSPHORUS-CONTAINING FLAME RETARDANTS FOR POLYURETHANE COMPOSITIONS
Germany	Granted	96921536.7	7-Jun-1996	6962507.1	27-Nov-2002	Great Lakes Chemical Corporation	COLLOIDAL PARTICLES OF SOLID FLAME RETARDANT AND SMOKE SUPPRESSANT COMPOUNDS AND METHOD FOR MAKING THEM
Germany	Granted	95931696.9	1-Sep-1995	69535076.5	21-Jun-2006	Great Lakes Chemical Corporation	CONTINUOUS BROMINATION PROCESS AND PRODUCTS THEREOF
Germany	Granted	95931571.4	24-Aug-1995	69525848.6	24-Aug-1995	Great Lakes Chemical Corporation	DIBROMOSTYRENE-GLYCIDYL (METH)ACRYLATE COPOLYMERS
Germany	Granted	94913767.3	4-May-1994	69429341.5	5-Dec-2001	Great Lakes Chemical Corporation	FLUID TREATMENT PROCESS
Germany	Granted	952588.2	4-Aug-2000	60023348	19-Oct-2005	Great Lakes Chemical Corporation	INTUMESCENT POLYMER COMPOSITIONS
Germany	Granted	4007375.1	4-Aug-2000	60024894.1	14-Dec-2005	Great Lakes Chemical Corporation	INTUMESCENT POLYMER COMPOSITIONS

107

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Germany	Granted	2714880.8	14-Feb-2002	60213372.6	26-Jul-2006	Great Lakes Chemical Corporation	MIXTURE OF MONO-,BIS- AND TRIS-(HYDROXYARYL) PHOSPHINE OXIDES USEFUL TO MAKE POLYGLYCIDYL ETHERS OR IN EPOXY COMPOSITIONS
Germany	Granted	98961771.7	24-Nov-1998	69826887.3	6-Oct-2004	Great Lakes Chemical Corporation	PHOSPHATE LUBRICANT COMPOSITIONS AND METAL FORMING USE
Germany	Granted	94922686.4	22-Jul-1994	69421080.3	6-Oct-1999	Great Lakes Chemical Corporation	POLYMERS OF BROMINATED STYRENE
Germany	Granted	97943546.8	25-Sep-1997	69720026.4	19-Mar-2003	Great Lakes Chemical Corporation	PREPARATION OF D-AMINO ACIDS BY DIRECT FERMENTATIVE MEANS
Germany	Granted	98950212.5	28-Oct-1998	69814346.9	7-May-2003	Great Lakes Chemical Corporation	PRODUCTION OF PHOSPHATE ESTERS
Germany	Granted	98934375.1	9-Jul-1998	69818059.3	10-Sep-2003	Great Lakes Chemical Corporation	STABILIZED ALKYL BROMIDE SOLVENTS CONTAINING DIALKYL CARBONATES
Germany	Granted	97934296.1	25-Jul-1997	69734243.3	21-Sep-2005	Great Lakes Chemical Corporation	STABLE DISPERSIONS OF METAL PASSIVATION AGENTS AND METHODS FOR MAKING THEM
Germany	Granted	93201053.1	9-Apr-1993	DE69316269.4	14-Jan-1998	Great Lakes Chemical Corporation	TRIARYL PHOSPHATE ESTER COMPOSITION AND PROCESS FOR ITS PREPARATION

108

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Germany	Granted	96912674.7	10-Apr-1996	69628923.7	2-Jul-2003	Great Lakes Chemical Corporation	USE OF RING-BROMINATED BENZOATE COMPOUNDS AS FLAME RETARDANTS AND/ OR PLASTICIZERS
Great Britain	Granted	98933297.8	9-Jul-1998	994929	22-Sep-2004	Great Lakes Chemical Corporation	AZEOTROPE AND AZEOTROPE-LIKE COMPOSITIONS OF 1-BROMOPROPANE AND HIGHLY FLUORINATED HYDROCARBONS
Great Britain	Granted	3755378.1	20-May-2003	1506256	19-Sep-2007	Great Lakes Chemical Corporation	BLENDS OF (ALKYL SUBSTITUTED) TRIARYL PHOSPHATE ESTERS WITH PHOSPHOROUS-CONTAINING FLAME RETARDANTS FOR POLYURETHANE FOAMS
Great Britain	Granted	3724407.6	5-May-2003	1501891	7-Nov-2007	Great Lakes Chemical Corporation	BLENDS OF TETRAHALOPHTHALATE ESTERS AND PHOSPHORUS-CONTAINING FLAME RETARDANTS FOR POLYURETHANE COMPOSITIONS
Great Britain	Granted	96921536.7	7-Jun-1996	848627	27-Nov-2002	Great Lakes Chemical Corporation	COLLOIDAL PARTICLES OF SOLID FLAME RETARDANT AND SMOKE SUPPRESSANT COMPOUNDS AND METHOD FOR MAKING THEM

109

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Great Britain	Granted	95931696.9	1-Sep-1995	784648	21-Jun-2006	Great Lakes Chemical Corporation	CONTINUOUS BROMINATION PROCESS AND PRODUCTS THEREOF
Great Britain	Granted	95931571.4	24-Aug-1995	782588	24-Aug-1995	Great Lakes Chemical Corporation	DIBROMOSTYRENE-GLYCIDYL (METH)ACRYLATE COPOLYMERS
Great Britain	Granted	94913767.3	4-May-1994	696311	5-Dec-2001	Great Lakes Chemical Corporation	FLUID TREATMENT PROCESS
Great Britain	Granted	952588.2	4-Aug-2000	1242523	19-Oct-2005	Great Lakes Chemical Corporation	INTUMESCENT POLYMER COMPOSITIONS
Great Britain	Granted	4007375.1	4-Aug-2000	1462476	14-Dec-2005	Great Lakes Chemical Corporation	INTUMESCENT POLYMER COMPOSITIONS
Great Britain	Granted	22783.5	24-Feb-1999	2350371	12-Jun-2002	Great Lakes Chemical Corporation	METAL WORKING LUBRICANT COMPOSITION
Great Britain	Granted	2714880.8	14-Feb-2002	1363922	26-Jul-2006	Great Lakes Chemical Corporation	MIXTURE OF MONO-,BIS- AND TRIS-(HYDROXYARYL) PHOSPHINE OXIDES USEFUL TO MAKE POLYGLYCIDYL ETHERS OR IN EPOXY COMPOSITIONS
Great Britain	Granted	98961771.1	24-Nov-1998	1036143	6-Oct-2004	Great Lakes Chemical Corporation	PHOSPHATE LUBRICANT COMPOSITIONS AND METAL FORMING USE
Great Britain	Granted	94922686.4	22-Jul-1994	710255	6-Oct-1999	Great Lakes Chemical Corporation	POLYMERS OF BROMINATED STYRENE

110

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Great Britain	Granted	97943546.8	25-Sep-1997	937156	19-Mar-2003	Great Lakes Chemical Corporation	PREPARATION OF D-AMINO ACIDS BY DIRECT FERMENTATIVE MEANS
Great Britain	Granted	98950212.5	28-Oct-1998	952977	7-May-2003	Great Lakes Chemical Corporation	PRODUCTION OF PHOSPHATE ESTERS
Great Britain	Granted	98934375.1	9-Jul-1998	996704	10-Sep-2003	Great Lakes Chemical Corporation	STABILIZED ALKYL BROMIDE SOLVENTS CONTAINING DIALKYL CARBONATES
Great Britain	Granted	97934296.1	25-Jul-1997	946288	21-Sep-2005	Great Lakes Chemical Corporation	STABLE DISPERSIONS OF METAL PASSIVATION AGENTS AND METHODS FOR MAKING THEM
Great Britain	Granted	573082	9-Apr-1993	573082	14-Jan-1998	Great Lakes Chemical Corporation	TRIARYL PHOSPHATE ESTER COMPOSITION AND PROCESS FOR ITS PREPARATION
Great Britain	Granted	96912674.7	10-Apr-1996	832153	2-Jul-2003	Great Lakes Chemical Corporation	USE OF RING-BROMINATED BENZOATE COMPOUNDS AS FLAME RETARDANTS AND/ OR PLASTICIZERS
India	Granted	665/MUMUP/2004	20-May-2003	222191	28-Jul-2008	Great Lakes Chemical Corporation	BLENDS OF (ALKYL SUBSTITUTED) TRIARYL PHOSPHATE ESTERS WITH PHOSPHOROUS-CONTAINING FLAME RETARDANTS FOR POLYURETHANE FOAMS

111

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Israel	Granted	109,251	7-Apr-1994	109251	23-Jun-2003	Great Lakes Chemical Corporation	BROMINATED DIPHENYLALKANE PRODUCTS AND PROCESSES
Israel	Granted	118088	30-Apr-1996	118088	1-Oct-2002	Great Lakes Chemical Corporation	COLLOIDAL PARTICLES OF SOLID FLAME RETARDANT AND SMOKE SUPPRESSANT COMPOUNDS AND METHOD FOR MAKING THEM
Israel	Granted	115,188	6-Sep-1995	115,188	6-Sep-1995	Great Lakes Chemical Corporation	CONTINUOUS BROMINATION PROCESS AND PRODUCTS THEREOF
Israel	Granted	99371	2-Sep-1991	99371	21-Apr-1996	Great Lakes Chemical Corporation	ELECTROGENERATION OF BROMINE AND USE THEREOF IN RECOVERY OF PRECIOUS METALS AND WATER TREATMENT
Israel	Granted	131,758	20-Mar-1998	131758	20-Sep-2005	Great Lakes Chemical Corporation	OLIGOMERIC FLAME RETARDANT ADDITIVE
Israel	Granted	115,266	12-Sep-1995	115266	16-Aug-1999	Great Lakes Chemical Corporation	PROCESS TO PRODUCE TETRABROMOBISPHENOL WITH THE REDUCED FORMATION OF ALKYL BROMIDE BY-PRODUCTS
Israel	Granted	105410	15-Apr-1993	105410	19-May-1997	Great Lakes Chemical Corporation	TRIARYL PHOSPHATE ESTER COMPOSITION AND PROCESS FOR ITS PREPARATION

112

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Israel	Granted	117,487	14-Mar-1996	117487	18-May-2000	Great Lakes Chemical Corporation	USE OF RING-BROMINATED BENZOATE COMPOUNDS AS FLAME RETARDANTS AND/ OR PLASTICIZERS
Italy	Granted	96921536.7	7-Jun-1996	848627	27-Nov-2002	Great Lakes Chemical Corporation	COLLOIDAL PARTICLES OF SOLID FLAME RETARDANT AND SMOKE SUPPRESSANT COMPOUNDS AND METHOD FOR MAKING THEM
Italy	Granted	95931696.9	1-Sep-1995	784648	21-Jun-2006	Great Lakes Chemical Corporation	CONTINUOUS BROMINATION PROCESS AND PRODUCTS THEREOF
Italy	Granted	94913767.3	4-May-1994	696311	5-Dec-2001	Great Lakes Chemical Corporation	FLUID TREATMENT PROCESS
Italy	Granted	952588.2	4-Aug-2000	1242523	19-Oct-2005	Great Lakes Chemical Corporation	INTUMESCENT POLYMER COMPOSITIONS
Italy	Granted	97943546.8	25-Sep-1997	937156	19-Mar-2003	Great Lakes Chemical Corporation	PREPARATION OF D-AMINO ACIDS BY DIRECT FERMENTATIVE MEANS
Italy	Granted	97934296.1	25-Jul-1997	946288	21-Sep-2005	Great Lakes Chemical Corporation	STABLE DISPERSIONS OF METAL PASSIVATION AGENTS AND METHODS FOR MAKING THEM
Italy	Granted	573082	9-Apr-1993	573082	14-Jan-1998	Great Lakes Chemical Corporation	TRIARYL PHOSPHATE ESTER COMPOSITION AND PROCESS FOR ITS PREPARATION

113

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Japan	Granted	2004-508167	20-May-2003	3987068	20-Jul-2007	Great Lakes Chemical Corporation	BLENDS OF (ALKYL SUBSTITUTED) TRIARYL PHOSPHATE ESTERS WITH PHOSPHOROUS-CONTAINING FLAME RETARDANTS FOR POLYURETHANE FOAMS
Japan	Granted	510894/96	24-Aug-1995	3703490	29-Jul-2005	Great Lakes Chemical Corporation	DIBROMOSTYRENE-GLYCIDYL (METH)ACRYLATE COPOLYMERS
Japan	Granted	524066/1994	4-May-1994	3044485	17-Mar-2000	Great Lakes Chemical Corporation	FLUID TREATMENT PROCESS
Japan	Granted	550503/1998	19-May-1998	4108766	11-Apr-2008	Great Lakes Chemical Corporation	IMPROVED TRANSAMINASE BIOTRANSFORMATION PROCESS
Japan	Granted	505334/95	22-Jul-1994	3499558	5-Dec-2003	Great Lakes Chemical Corporation	POLYMERS OF BROMINATED STYRENE
Japan	Granted	133785/1993	27-Apr-1993	2026306	26-Feb-1996	Great Lakes Chemical Corporation	TRIARYL PHOSPHATE ESTER COMPOSITION AND PROCESS FOR ITS PREPARATION
Mexico	Granted	9201613	8-Apr-1992	180193	23-Nov-1995	Great Lakes Chemical Corporation	INORGANIC PERBROMIDE COMPOSITIONS AND METHODS OF USE THEREOF

114

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Mexico	Granted	93-4565	28-Jul-1993	190680	14-Dec-1998	Great Lakes Chemical Corporation	INORGANIC PERBROMIDE COMPOSITIONS AND METHODS OF USE THEREOF
Mexico	Granted	9525	28-Sep-2000	222199	19-Aug-2004	Great Lakes Chemical Corporation	STABLE, HIGH AVAILABLE HALOGEN 1,3,5-TRIAZINE-2,4,6-TRIONE COMPOSITIONS HAVING RAPID DISSOLUTION RATES
Netherlands	Granted	98933297.8	9-Jul-1998	994929	22-Sep-2004	Great Lakes Chemical Corporation	AZEOTROPE AND AZEOTROPE-LIKE COMPOSITIONS OF 1-BROMOPROPANE AND HIGHLY FLUORINATED HYDROCARBONS
Netherlands	Granted	302370.2	23-Mar-2000	1038936	2-Jun-2004	Great Lakes Chemical Corporation	BRINE FLUIDS WITH IMPROVED CORROSION PROPERTIES.
Netherlands	Granted	96921536.7	7-Jun-1996	848627	27-Nov-2002	Great Lakes Chemical Corporation	COLLOIDAL PARTICLES OF SOLID FLAME RETARDANT AND SMOKE SUPPRESSANT COMPOUNDS AND METHOD FOR MAKING THEM
Netherlands	Granted	95931571.4	24-Aug-1995	782588	24-Aug-1995	Great Lakes Chemical Corporation	DIBROMOSTYRENE-GLYCIDYL (METH)ACRYLATE COPOLYMERS
Netherlands	Granted	94922686.4	22-Jul-1994	710255	6-Oct-1999	Great Lakes Chemical Corporation	POLYMERS OF BROMINATED STYRENE

115

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Netherlands	Granted	97943546.8	25-Sep-1997	937156	19-Mar-2003	Great Lakes Chemical Corporation	PREPARATION OF D-AMINO ACIDS BY DIRECT FERMENTATIVE MEANS
Netherlands	Granted	98934375.1	9-Jul-1998	996704	10-Sep-2003	Great Lakes Chemical Corporation	STABILIZED ALKYL BROMIDE SOLVENTS CONTAINING DIALKYL CARBONATES
Netherlands	Granted	97934296.1	25-Jul-1997	946288	21-Sep-2005	Great Lakes Chemical Corporation	STABLE DISPERSIONS OF METAL PASSIVATION AGENTS AND METHODS FOR MAKING THEM
Netherlands	Granted	96921674.7	10-Apr-1996	832153	2-Jul-2003	Great Lakes Chemical Corporation	USE OF RING-BROMINATED BENZOATE COMPOUNDS AS FLAME RETARDANTS AND/ OR PLASTICIZERS
Republic of Korea	Granted	2004-7002793	28-Aug-2002	10-0830616	13-May-2008	Great Lakes Chemical Corporation	HIGHER ALKYLATED TRIARYL PHOSPHATE ESTER FLAME RETARDANTS
Republic of Korea	Granted	703116/1993	12-Oct-1993	132468	10-Dec-1997	Great Lakes Chemical Corporation	INORGANIC PERBROMIDE COMPOSITIONS AND METHODS OF USE THEREOF
Republic of Korea	Granted	2002-7001658	4-Aug-2000	657781	8-Dec-2006	Great Lakes Chemical Corporation	INTUMESCENT POLYMER COMPOSITIONS

116

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Republic of Korea	Granted	2003-7010715	14-Feb-2002	701455	23-Mar-2007	Great Lakes Chemical Corporation	MIXTURE OF MONO-,BIS- AND TRIS-(HYDROXYARYL) PHOSPHINE OXIDES USEFUL TO MAKE POLYGLYCIDYL ETHERS OR IN EPOXY COMPOSITIONS
Republic of Korea	Granted	1.02004E+12	17-Jun-2002	703585	29-Mar-2007	Great Lakes Chemical Corporation	PROCESS FOR THE PRODUCTION OF PENTAERYTHRITOL PHOSPHATE ALCOHOL
Republic of Korea	Granted	7005856/1999	26-Jun-1999	626456	13-Sep-2006	Great Lakes Chemical Corporation	PRODUCTION OF PHOSPHATE ESTERS
Republic of Korea	Granted	99-7000874	25-Jul-1997	314880	5-Nov-2001	Great Lakes Chemical Corporation	STABLE DISPERSIONS OF METAL PASSIVATION AGENTS AND METHODS FOR MAKING THEM
South Africa	Granted	90/6900	29-Aug-1990	90/6900	27-May-1992	Great Lakes Chemical Corporation

ALL EXCEPT CA: COMPOSITION AND METHOD FOR RECOVERY OF GOLD AND SILVER FROM SOURCES THEREOF; CA TITLE: HYDROMETALLURGICAL PROCESS FOR EXTRACTING GOLD AND SILVER ORES WITH BROMATE/PERBROMIDE SOLUTIONS AND COMPOSITIONS THEREFOR

117

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
South Africa	Granted	96/4317	28-May-1996	96/4317	30-Apr-1997	Great Lakes Chemical Corporation	COLLOIDAL PARTICLES OF SOLID FLAME RETARDANT AND SMOKE SUPPRESSANT COMPOUNDS AND METHOD FOR MAKING THEM
South Africa	Granted	91/6961	2-Sep-1991	91/6961	27-May-1992	Great Lakes Chemical Corporation	ELECTROGENERATION OF BROMINE AND USE THEREOF IN RECOVERY OF PRECIOUS METALS AND WATER TREATMENT
South Africa	Granted	92/2146	24-Mar-1992	92/2146	24-Nov-1993	Great Lakes Chemical Corporation	INORGANIC PERBROMIDE COMPOSITIONS AND METHODS OF USE THEREOF
South Africa	Granted	93/5409	27-Jul-1993	93/5409	29-Apr-1994	Great Lakes Chemical Corporation	INORGANIC PERBROMIDE COMPOSITIONS AND METHODS OF USE THEREOF
South Africa	Granted	20005118	22-Sep-2000	2000/5118	27-Jun-2001	Great Lakes Chemical Corporation	STABLE. HIGH AVAILABLE HALOGEN 1,3,5-TRIAZINE-2,4,6-TRIONE COMPOSITIONS HAVING RAPID DISSOLUTION RATES
Spain	Granted	97934296.1	25-Jul-1997	946288	21-Sep-2005	Great Lakes Chemical Corporation	STABLE DISPERSIONS OF METAL PASSIVATION AGENTS AND METHODS FOR MAKING THEM

118

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Switzerland	Granted	97943546.8	25-Sep-1997	937156	19-Mar-2003	Great Lakes Chemical Corporation	PREPARATION OF D-AMINO ACIDS BY DIRECT FERMENTATIVE MEANS
United States	Granted	08/438,694	11-May-1995	5,530,044	25-Jun-1996	Great Lakes Chemical Corporation	ALKYL END-CAPPED, HALOGENATED POLYETHERS
United States	Granted	09/113,039	9-Jul-1998	6,048,833	11-Apr-2000	Great Lakes Chemical Corporation	AZEOTROPE AND AZEOTROPE-LIKE COMPOSITIONS OF 1-BROMOPROPANE AND HIGHLY FLUORINATED HYDROCARBONS
United States	Granted	11/333398	17-Jan-2006	7390839	24-Jun-2008	Great Lakes Chemical Corporation	BLENDS OF ALKYL SUBSTITUTED TRIARYL PHOSPHATE ESTERS WITH PHOSPHORUS-CONTAINING FLAME RETARDANTS FOR POLYURETHANE FOAMS
United States	Granted	09/975,797	11-Oct-2001	6,939,483	6-Sep-2005	Great Lakes Chemical Corporation	BRINE FLUIDS WITH IMPROVED CORROSION PROPERTIES.
United States	Granted	08/969,704	26-Nov-1997	5,948,323	7-Sep-1999	Great Lakes Chemical Corporation	COLLOIDAL PARTICLES OF SOLID FLAME RETARDANT AND SMOKE SUPPRESSANT COMPOUNDS AND METHOD FOR MAKING THEM
United States	Granted	966,673	10-Nov-1997	5,814,233	29-Sep-1998	Great Lakes Chemical Corporation	COMPOSITIONS AND METHODS FOR TREATING WATER

119

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
United States	Granted	08/629,103	8-Apr-1996	5,741,949	21-Apr-1998	Great Lakes Chemical Corporation	CONTINUOUS BROMINATION PROCESS AND PRODUCTS THEREOF
United States	Granted	09/063,961	21-Apr-1998	6,117,371	12-Sep-2000	Great Lakes Chemical Corporation	CONTINUOUS BROMINATION PROCESS AND PRODUCTS THEREOF
United States	Granted	08/309,901	21-Sep-1994	5,565,538	15-Oct-1996	Great Lakes Chemical Corporation	DIBROMOSTYRENE-GLYCIDYL (METH)ACRYLATE COPOLYMERS
United States	Granted	09/343,316	30-Jun-1999	6,150,552	21-Nov-2000	Great Lakes Chemical Corporation	EFFICIENT METHODS FOR MAKING TETRAHALOPHTHALATE ESTERS HAVING EXCELLENT PURITY
United States	Granted	07/867,991	13-Apr-1992	5,216,059	1-Jun-1993	Great Lakes Chemical Corporation	FLAME RETARDANT ADDITIVE COMPOSITION USEFUL WITH POLYOLEFINS
United States	Granted	08/245,831	18-May-1994	5,484,839	16-Jan-1996	Great Lakes Chemical Corporation	FLAME RETARDANT BROMINATED STYRENE GRAFT LATEX COMPOSITIONS
United States	Granted	08/243,050	16-May-1994	5,438,096	1-Aug-1995	Great Lakes Chemical Corporation	FLAME RETARDANT BROMINATED STYRENE-BASED LATICES
United States	Granted	07/675,214	26-Mar-1991	5,102,932	7-Apr-1992	Great Lakes Chemical Corporation	FLAME RETARDANTS FOR POLYMERS
United States	Granted	08/952,764	16-Sep-1997	6,358,895	19-Mar-2002	Great Lakes Chemical Corporation	FLUID TREATMENT PROCESS

120

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
United States	Granted	09/943,635	30-Aug-2001	6,667,355	23-Dec-2003	Great Lakes Chemical Corporation	HIGHER ALKYLATED TRIARYL PHOSPHATE ESTER FLAME RETARDANTS
United States	Granted	08/026,039	4-Mar-1993	6,030,543	29-Feb-2000	Great Lakes Chemical Corporation	IMPROVED AIRCRAFT HYDRAULIC FLUID BASESTOCKS
United States	Granted	08/479,837	7-Jun-1995	5,607,619	4-Mar-1997	Great Lakes Chemical Corporation	INORGANIC PERBROMIDE COMPOSITIONS AND METHODS OF USE THEREOF
United States	Granted	08/466,405	6-Jun-1995	5,620,585	15-Apr-1997	Great Lakes Chemical Corporation	INORGANIC PERBROMIDE COMPOSITIONS AND METHODS OF USE THEREOF
United States	Granted	09/632,715	4-Aug-2000	6,632,442	14-Oct-2003	Great Lakes Chemical Corporation	INTUMESCENT POLYMER COMPOSITIONS
United States	Granted	10/453,108	3-Jun-2003	6,905,693	14-Jun-2005	Great Lakes Chemical Corporation	INTUMESCENT POLYMER COMPOSITIONS
United States	Granted	08/424797	19-Apr-1995	6358714	19-Mar-2002	Great Lakes Chemical Corporation	MATERIALS AND METHODS FOR THE PRODUCTION OF D-PHENYLALANINE
United States	Granted	09/256,063	24-Feb-1999	6,204,227	20-Mar-2001	Great Lakes Chemical Corporation	METAL WORKING LUBRICANT COMPOSITION

121

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
United States	Granted	07/744,388	11-Oct-1991	5,130,325	14-Jul-1992	Great Lakes Chemical Corporation	METHOD FOR CONTROLLING PLANT DISEASE AND MICROORGANISMS BY INCORPORATION OF N-HALOHYDANTION INTO NUTRIENT-WATERING SUPPLIES
United States	Granted	874,105	12-Jun-1997	5,882,526	16-Mar-1999	Great Lakes Chemical Corporation	METHOD FOR TREATING REGULATED WATERS WITH LOW LEVELS OF OXIDIZING HALOGENS AND HYDROGEN PEROXIDE
United States	Granted	10/323,012	18-Dec-2002	6,841,707	11-Jan-2005	Great Lakes Chemical Corporation	METHODS AND APPARATUS FOR PRODUCING DECABROMODIPHENYL ALKANES
United States	Granted	969023	30-Oct-1992	5264136	23-Nov-1993	Great Lakes Chemical Corporation	METHODS FOR GENERATING RESIDUAL DISINFECTANTS DURING THE OZONIZATION OF WATER
United States	Granted	09/268891	16-Mar-1999	6,149,835	21-Nov-2000	Great Lakes Chemical Corporation	METHODS FOR TREATING REGULATED WATERS WITH LOW LEVELS OF OXIDIZING HALOGENS AND HYDROGEN PEROXIDES

122

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
United States	Granted	10/077,701	14-Feb-2002	6,733,698	11-May-2004	Great Lakes Chemical Corporation	MIXTURE OF MONO-,BIS- AND TRIS-(HYDROXYARYL) PHOSPHINE OXIDES USEFUL TO MAKE POLYGLYCIDYL ETHERS OR IN EPOXY COMPOSITIONS
United States	Granted	10/317,587	12-Dec-2002	6,887,950	3-May-2005	Great Lakes Chemical Corporation	MIXTURE OF MONO-,BIS- AND TRIS-(HYDROXYARYL) PHOSPHINE OXIDES USEFUL TO MAKE POLYGLYCIDYL ETHERS OR IN EPOXY COMPOSITIONS
United States	Granted	10/732,018	10-Dec-2003	6,955,851	18-Oct-2005	Great Lakes Chemical Corporation	MIXTURE OF MONO-,BIS- AND TRIS-(HYDROXYARYL) PHOSPHINE OXIDES USEFUL TO MAKE POLYGLYCIDYL ETHERS OR IN EPOXY COMPOSITIONS
United States	Granted	10/866,881	14-Jun-2004	7201957	10-Apr-2007	Great Lakes Chemical Corporation	MIXTURE OF MONO-,BIS- AND TRIS-(HYDROXYARYL) PHOSPHINE OXIDES USEFUL TO MAKE POLYGLYCIDYL ETHERS OR IN EPOXY COMPOSITIONS

123

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
United States	Granted	10/866,882	14-Jun-2004	7202311	10-Apr-2007	Great Lakes Chemical Corporation	MIXTURE OF MONO-,BIS- AND TRIS-(HYDROXYARYL) PHOSPHINE OXIDES USEFUL TO MAKE POLYGLYCIDYL ETHERS OR IN EPOXY COMPOSITIONS
United States	Granted	08/528,734	15-Sep-1995	5,615,742	1-Apr-1997	Great Lakes Chemical Corporation	NONCUMBUSTIBLE HYDROGEN GAS CONTAINING ATMOSPHERES AND THEIR PRODUCTION
United States	Granted	09/806,745	2-Jul-2001	6,348,633	19-Feb-2002	Great Lakes Chemical Corporation	NOVEL BROMINE-CONTAINING 1,2-BIS(PHENYL)DIFLUOROMETHANES AND METHOD OF IMPARTING FLAME RETARDANCY TO FLAMMABLE MATERIALS
United States	Granted	09/044,286	19-Mar-1998	6,008,283	28-Dec-1999	Great Lakes Chemical Corporation	OLIGOMERIC FLAME RETARDANT ADDITIVE
United States	Granted	08/420,125	11-Apr-1995	5,637,757	10-Jun-1997	Great Lakes Chemical Corporation	ONE-POT SYNTHESIS OF RING-BROMINATED BENZOATE COMPOUNDS
United States	Granted	09/196,720	20-Nov-1998	6,165,950	26-Dec-2000	Great Lakes Chemical Corporation	PHOSPHATE LUBRICANT COMPOSITIONS AND METAL FORMING USE
United States	Granted	09/243,769	3-Feb-1999	6,140,399	31-Oct-2000	Great Lakes Chemical Corporation	POLYMER COMPOSITIONS

124

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
United States	Granted	08/095,865	22-Jul-1993	5,304,618	19-Apr-1994	Great Lakes Chemical Corporation	POLYMERS OF BROMINATED STYRENE
United States	Granted	08/603744	20-Feb-1996	5587481	24-Dec-1996	Great Lakes Chemical Corporation	PREPARATION OF (S)-DECAHYDROISOQUINOLINE-3-CARBOXYLIC ACID T-BUTYLAMIDE
United States	Granted	723896	30-Sep-1996	5728555	17-Mar-1998	Great Lakes Chemical Corporation	PREPARATION OF D-AMINO ACIDS BY DIRECT FERMENTATIVE MEANS
United States	Granted	09/023,634	13-Feb-1998	6,031,035	29-Feb-2000	Great Lakes Chemical Corporation	PROCESS FOR MAKING AND USING BISARYL DIPHOSPHATES
United States	Granted	09/301,532	28-Apr-1999	6,388,120	14-May-2002	Great Lakes Chemical Corporation	PROCESS FOR MAKING AND USING BISARYL DIPHOSPHATES
United States	Granted	10/629,888	29-Jul-2003	7307183	11-Dec-2007	Great Lakes Chemical Corporation	PROCESS FOR PRODUCING TETRABROMOBENZOATE ESTERS
United States	Granted	07/844,478	2-Mar-1992	5,328,983	12-Jul-1994	Great Lakes Chemical Corporation	PROCESS FOR PURIFYING BROMINATED POLYSTYRENE
United States	Granted	08/368,351	4-Jan-1995	5,475,153	12-Dec-1995	Great Lakes Chemical Corporation	PROCESS TO PRODUCE TETRABROMOBISPHENOL WITH THE REDUCED FORMATION OF ALKYL BROMIDE BY-PRODUCTS
United States	Granted	09/341,010	26-Nov-1999	6,232,485	15-May-2001	Great Lakes Chemical Corporation	PRODUCTION OF PHOSPHATE ESTERS

125

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
United States	Granted	08/056,858	30-Apr-1993	5,385,650	31-Jan-1995	Great Lakes Chemical Corporation	RECOVERY OF BROMINE AND PREPARATION OF HYPOBROMOUS ACID FROM BROMIDE SOLUTION
United States	Granted	08/703372	26-Aug-1996	5773261	30-Jun-1998	Great Lakes Chemical Corporation	REGIOSELECTIVE ALPHA-HYDROLYSIS OF AMINO ACID DIESTERS USING PIG LIVER ESTERACE
United States	Granted	09/112,958	9-Jul-1998	6,063,749	16-May-2000	Great Lakes Chemical Corporation	STABILIZED ALKYL BROMIDE SOLVENTS CONTAINING DIALKYL CARBONATES
United States	Granted	09/506,049	17-Feb-2000	6,225,387	1-May-2001	Great Lakes Chemical Corporation	STABILIZER BLEND FOR ORGANIC POLYMER COMPOSITIONS; STABILIZED POLYMER COMPOSITIONS AND METHOD OF STABILIZING POLYMERS
United States	Granted	08/691,108	1-Aug-1996	5,935,890	10-Aug-1999	Great Lakes Chemical Corporation	STABLE DISPERSIONS OF METAL PASSIVATION AGENTS AND METHODS FOR MAKING THEM
United States	Granted	09/430,760	29-Oct-1999	6,426,317	30-Jul-2002	Great Lakes Chemical Corporation	STABLE, HIGH AVAILABLE HALOGEN 1,3,5-TRIAZINE-2,4,6-TRIONE COMPOSITIONS HAVING RAPID DISSOLUTION RATES

126

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
United States	Granted	09/250,368	16-Feb-1999	5,969,159	19-Oct-1999	Great Lakes Chemical Corporation	SYNTHESIS OF CYCLOPENTYL 2-THIENYL KETONE TILETAMINE AND TILETAMINE ACID ADDITION SALTS SUCH AS TILETAMINE HYDROCHLORIDE
United States	Granted	08/363,186	23-Dec-1994	5,560,849	1-Oct-1996	Great Lakes Chemical Corporation	SYNTHETIC ESTER LUBRICANT HAVING IMPROVED ANTIWEAR PROPERTIES
United States	Granted	08/776,972	21-Jul-1997	6,075,158	13-Jun-2000	Great Lakes Chemical Corporation	TRANSESTERIFICATION PROCESS
United States	Granted	07/873,867	27-Apr-1992	5,206,404	27-Apr-1993	Great Lakes Chemical Corporation	TRIARYL PHOSPHATE ESTER COMPOSITION AND PROCESS FOR ITS PREPARATION
United States	Granted	08/259,344	14-Jun-1994	5,508,429	16-Apr-1996	Great Lakes Chemical Corporation	ULTRA WHITE N,N’-BIS(TETRABROMOPHTHALIMIDE) AND ITS PRODUCTION IN AQUEOUS ACETIC ACID
United States	Granted	08/588,624	19-Jan-1996	5,744,615	28-Apr-1998	Great Lakes Chemical Corporation	ULTRA WHITE N,N’-BIS(TETRABROMOPHTHALIMIDE) AND ITS PRODUCTION IN AQUEOUS ACETIC ACID
United States	Granted	08/419,814	11-Apr-1995	5,728,760	17-Mar-1998	Great Lakes Chemical Corporation	USE OF RING-BROMINATED BENZOATE COMPOUNDS AS FLAME RETARDANTS AND/ OR PLASTICIZERS

127

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
United States	Granted	10/757,685	14-Jan-2004	7008973	7-Mar-2006	Great Lakes Chemical Corporation	VACUUM COOLED FOAMS
Australia	Granted	89187/98	25-Aug-1998	755427	27-Mar-2003	Hatco Corporation(7)	(POLY) NEOPENTYLPOLYOL ESTER BASED COOLANTS (AND IMPROVED ADDITIVE PACKAGE)
Australia	Granted	2003247913	9-Jul-2003	2003247913	5-Feb-2009	Hatco Corporation	HIGH VISCOSITY SYNTHETIC ESTER LUBRICANT BASE STOCK
Belgium	Granted	98941033.7	25-Aug-1998	1019463	12-Jan-2005	Hatco Corporation	(POLY) NEOPENTYLPOLYOL ESTER BASED COOLANTS (AND IMPROVED ADDITIVE PACKAGE)
Belgium	Granted	2025590.7	15-Nov-2002	1281701	24-Aug-2005	Hatco Corporation	HIGH VISCOSITY SYNTHETIC ESTER LUBRICANT BASE STOCK
Canada	Granted	2301623	25-Aug-1998	2301623	19-Aug-2008	Hatco Corporation	(POLY) NEOPENTYLPOLYOL ESTER BASED COOLANTS (AND IMPROVED ADDITIVE PACKAGE)

(7) Company has confirmed that Chemtura Corporation is the beneficial owner of all patents currently held by Hatco Corporation.

128

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
China P.R.	Granted	98809160.7	25-Aug-1998	ZL98809160.7	16-Jul-2003	Hatco Corporation	(POLY) NEOPENTYLPOLYOL ESTER BASED COOLANTS (AND IMPROVED ADDITIVE PACKAGE)
China P.R.	Granted	3816604.6	9-Jul-2003	ZL03816604.6	14-Nov-2007	Hatco Corporation	HIGH VISCOSITY SYNTHETIC ESTER LUBRICANT BASE STOCK
France	Granted	98941033.7	25-Aug-1998	1019463	12-Jan-2005	Hatco Corporation	(POLY) NEOPENTYLPOLYOL ESTER BASED COOLANTS (AND IMPROVED ADDITIVE PACKAGE)
France	Granted	2025590.7	15-Nov-2002	1281701	24-Aug-2005	Hatco Corporation	HIGH VISCOSITY SYNTHETIC ESTER LUBRICANT BASE STOCK
France	Granted	92305169.2	5-Jun-1992	518567	13-Sep-2000	Hatco Corporation	SYNTHETIC LUBRICANT BASE STOCK FORMED FROM HIGH CONTENT BRANCHED CHAIN ACID MIXTURES
Germany	Granted	98941033.7	25-Aug-1998	69828627.8	12-Jan-2005	Hatco Corporation	(POLY) NEOPENTYLPOLYOL ESTER BASED COOLANTS (AND IMPROVED ADDITIVE PACKAGE)
Germany	Granted	2025590.7	15-Nov-2002	60205685.3	24-Aug-2005	Hatco Corporation	HIGH VISCOSITY SYNTHETIC ESTER LUBRICANT BASE STOCK

129

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Germany	Granted	92305169.2	5-Jun-1992	69231433.4	13-Sep-2000	Hatco Corporation	SYNTHETIC LUBRICANT BASE STOCK FORMED FROM HIGH CONTENT BRANCHED CHAIN ACID MIXTURES
Great Britain	Granted	98941033.7	25-Aug-1998	1019463	12-Jan-2005	Hatco Corporation	(POLY) NEOPENTYLPOLYOL ESTER BASED COOLANTS (AND IMPROVED ADDITIVE PACKAGE)
Great Britain	Granted	2025590.7	15-Nov-2002	1281701	24-Aug-2005	Hatco Corporation	HIGH VISCOSITY SYNTHETIC ESTER LUBRICANT BASE STOCK
Great Britain	Granted	92305169.2	5-Jun-1992	518567	13-Sep-2000	Hatco Corporation	SYNTHETIC LUBRICANT BASE STOCK FORMED FROM HIGH CONTENT BRANCHED CHAIN ACID MIXTURES
Hong Kong	Granted	1102761.2	25-Aug-1998	1033677	5-Dec-2003	Hatco Corporation	(POLY) NEOPENTYLPOLYOL ESTER BASED COOLANTS (AND IMPROVED ADDITIVE PACKAGE)
Israel	Granted	134720	25-Aug-1998	134720	8-Aug-2003	Hatco Corporation	(POLY) NEOPENTYLPOLYOL ESTER BASED COOLANTS (AND IMPROVED ADDITIVE PACKAGE)

130

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Israel	Granted	156747	4-Jan-2002	156747	6-Jan-2007	Hatco Corporation	BIODEGRADABLE POLYNEOPENTYL POLYOL BASED SYNTHETIC ESTER BLENDS AND LUBRICANTS
Italy	Granted	92305169.2	5-Jun-1992	518567	13-Sep-2000	Hatco Corporation	SYNTHETIC LUBRICANT BASE STOCK FORMED FROM HIGH CONTENT BRANCHED CHAIN ACID MIXTURES
Japan	Granted	2002-555199	4-Jan-2002	4094953	14-Mar-2008	Hatco Corporation	BIODEGRADABLE POLYNEOPENTYL POLYOL BASED SYNTHETIC ESTER BLENDS AND LUBRICANTS
Netherlands	Granted	98941033.7	25-Aug-1998	1019463	12-Jan-2005	Hatco Corporation	(POLY) NEOPENTYLPOLYOL ESTER BASED COOLANTS (AND IMPROVED ADDITIVE PACKAGE)
Netherlands	Granted	2025590.7	15-Nov-2002	1281701	24-Aug-2005	Hatco Corporation	HIGH VISCOSITY SYNTHETIC ESTER LUBRICANT BASE STOCK
Republic of Korea	Granted	2000-7001975	25-Aug-1998	580786	10-May-2008	Hatco Corporation	(POLY) NEOPENTYLPOLYOL ESTER BASED COOLANTS (AND IMPROVED ADDITIVE PACKAGE)

131

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Republic of Korea	Granted	10-2003-7009062	4-Jan-2002	814149	14-Mar-2008	Hatco Corporation	BIODEGRADABLE POLYNEOPENTYL POLYOL BASED SYNTHETIC ESTER BLENDS AND LUBRICANTS
Singapore	Granted	200000993.6	25-Aug-1998	71355	15-Feb-2002	Hatco Corporation	(POLY) NEOPENTYLPOLYOL ESTER BASED COOLANTS (AND IMPROVED ADDITIVE PACKAGE)
United States	Granted	08/917177	25-Aug-1997	5895778	20-Apr-1999	Hatco Corporation	(POLY) NEOPENTYLPOLYOL ESTER BASED COOLANTS (AND IMPROVED ADDITIVE PACKAGE)	Security interest granted to PNC Bank by Hatco Corporation and Royal Lubricants, Inc. executed on 1/22/99. Releases will be recorded after closing.
United States	Granted	09/486624	3-Sep-2002	6444626	3-Sep-2002	Hatco Corporation	(POLY) NEOPENTYLPOLYOL ESTER BASED COOLANTS (AND IMPROVED ADDITIVE PACKAGE)
United States	Granted	09/754932	5-Jan-2001	6551968	22-Apr-2003	Hatco Corporation	BIODEGRADABLE POLYNEOPENTYL POLYOL BASED SYNTHETIC ESTER BLENDS AND LUBRICANTS

132

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
United States	Granted	10/194413	12-Jul-2002	6774093	10-Aug-2004	Hatco Corporation	HIGH VISCOSITY SYNTHETIC ESTER LUBRICANT BASE STOCK
Brazil	Granted	PI9704028-2	18-Jul-1997	PI9704028-2	14-Sep-2004	Montell North America, Inc.(8)	PROCESS FOR PRODUCING POLYOLEFIN GRAFTED COPOLYMERS
Canada	Granted	2320954	8-Dec-1999	2320954	24-Oct-2006	Montell North America, Inc.	POLYPROPYLENE GRAFT COPOLYMERS WITH IMPROVED SCRATCH AND MAR RESISTANCE
Canada	Granted	2210828	18-Jul-1997	2210828	7-Oct-2003	Montell North America, Inc.	PROCESS FOR PRODUCING POLYOLEFIN GRAFTED COPOLYMERS
China P.R.	Granted	97115572	21-Jul-1997	97115572	13-Aug-2003	Montell North America, Inc.	PROCESS FOR PRODUCING POLYOLEFIN GRAFTED COPOLYMERS
Russian Federation	Granted	97112504	18-Jul-1997	2179559	20-Feb-2002	Montell North America, Inc.	PROCESS FOR PRODUCING POLYOLEFIN GRAFTED COPOLYMERS
United States	Granted	08/892749	15-Jul-1997	5942194	24-Aug-1999	Montell North America, Inc.	APPARATUS FOR PRODUCING POLYOLEFIN GRAFTED COPOLYMERS
United States	Granted	08/683999	19-Jul-1996	5696203	9-Dec-1997	Montell North America, Inc.	PROCESS FOR PRODUCING POLYOLEFIN GRAFTED COPOLYMERS

(8) Company has confirmed that Chemtura Corporation is the beneficial owner of all patents currently held by Montell North America, Inc.

133

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
United States	Granted	08/858111	19-May-1997	6197558	6-Mar-2001	NSC Technologies, LLC	TRANSAMINASE BIOTRANSFORMATION PROCESS
United States	Granted	07/442314	28-Nov-1989	5013762	7-May-1991	PABU Services, Inc.(9)	METHOD FOR THE TREATMENT OF NEMATODES IN SOIL USING BROMONITROMETHANE
United States	Granted	08/302,541	8-Sep-1994	5,446,212	29-Aug-1995	PABU Services, Inc.	REDUCED METHYL BROMIDE PROCESS FOR MAKING TETRABROMOBISPHENOL-A
United States	Granted	13032	26-Jan-1998	5928909	27-Jul-1999	PABU Services, Inc.	REGIOSELECTIVE ALPHA-HYDROLYSIS OF AMINO ACID DIESTERS USING PIG LIVER ESTERASE
United States	Granted	07/954,281	30-Sep-1992	5,317,048	31-May-1994	PABU Services, Inc.	ULTRA WHITE N,N’-ETHYLENE-BIS(TETRABROMOPHTHALIMIDE) AND ITS PRODUCTION IN ACETIC ACID
Belgium	Granted	95940258.7	29-Nov-1995	794793	10-Jan-2007	Rega Institute	(10)COMPOSITION AND METHOD FOR PREVENTION AND TREATMENT OF HIV-1 INFECTION

(9) Company has confirmed that Chemtura Corporation is the beneficial owner of all patents currently held by PABU Services, Inc.

(10) Company has confirmed that Chemtura Corporation is the beneficial owner of all patents currently held by Rega Institute.

134

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
China P.R.	Granted	95196540.9	29-Nov-1995	95196540.9	9-Apr-2003	Rega Institute	COMPOSITION AND METHOD FOR PREVENTION AND TREATMENT OF HIV-1 INFECTION
Germany	Granted	95940258.7	29-Nov-1995	69535366.7	10-Jan-2007	Rega Institute	COMPOSITION AND METHOD FOR PREVENTION AND TREATMENT OF HIV-1 INFECTION
Hungary	Granted	P9800354	29-Nov-1995	223548	19-Jul-2004	Rega Institute	COMPOSITION AND METHOD FOR PREVENTION AND TREATMENT OF HIV-1 INFECTION
Israel	Granted	140224	11-Dec-2000	140224	16-Mar-2005	Rega Institute	A COMPOSITION FOR THE TREATMENT OF HIV-1 INFECTION CONTAINING A HETEROCYCLYL CARB(OX/THIO) ANILIDE DERIVATIVE
Israel	Granted	115944	9-Nov-1995	115944	3-Feb-2002	Rega Institute	COMPOSITION AND METHOD FOR PREVENTION AND TREATMENT OF HIV-1 INFECTION
Japan	Granted	518188/96	29-Nov-1995	3655636	11-Mar-2005	Rega Institute	COMPOSITION AND METHOD FOR PREVENTION AND TREATMENT OF HIV-1 INFECTION

135

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Mexico	Granted	9704024	29-Nov-1995	203230	25-Jul-2001	Rega Institute	COMPOSITION AND METHOD FOR PREVENTION AND TREATMENT OF HIV-1 INFECTION
New Zealand	Granted	297006	29-Nov-1995	297006	12-Jul-2001	Rega Institute	COMPOSITION AND METHOD FOR PREVENTION AND TREATMENT OF HIV-1 INFECTION
Republic of Korea	Granted	97-703579	29-Nov-1995	403545	16-Oct-2003	Rega Institute	COMPOSITION AND METHOD FOR PREVENTION AND TREATMENT OF HIV-1 INFECTION
Russian Federation	Granted	97110670	29-Nov-1995	2227750	27-Apr-2004	Rega Institute	COMPOSITION AND METHOD FOR PREVENTION AND TREATMENT OF HIV-1 INFECTION
South Africa	Granted	95/10108	28-Nov-1995	95/10108	28-Aug-1996	Rega Institute	COMPOSITION AND METHOD FOR PREVENTION AND TREATMENT OF HIV-1 INFECTION
United States	Granted	346,721	30-Nov-1994	5968910	19-Oct-1999	Rega Institute	COMPOSITION AND METHOD FOR PREVENTION AND TREATMENT OF HIV-1 INFECTION
United States	Granted	09/872191	1-Jun-2001	6436881	20-Aug-2002	Royal Lubricants, Inc.(11)	HIGH TEMPERATURE LUBRICANT COMPOSITIONS

(11) Company has confirmed that Chemtura Corporation is the beneficial owner of all patents currently held by Royal Lubricants, Inc.

136

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Australia	Granted	2003246309	22-Jan-1999	2003246309	25-May-2007	Uniroyal Chem. & Crompton Co./Cie.	INSECTICIDAL DIHYDROOXADIAZINE COMPOUNDS
Australia	Granted	76180/00	26-Sep-2000	783729	16-Mar-2006	Uniroyal Chem. & Crompton Co./Cie.	NOVEL 4-HYDROXYBIPHENYL HYDRAZIDE DERIVATIVES
Austria	Granted	99908577.2	1-Mar-1999	1064276	26-Feb-2003	Uniroyal Chem. & Crompton Co./Cie.	PROCESS OR SYNTHESIZING SUBSTITUTED 2-BENZO{B} THIOPHENECARBOXYLIC ACIDS AND SALTS THEREOF
Canada	Granted	2237194	15-Nov-1996	2237194	13-Jun-2006	Uniroyal Chem. & Crompton Co./Cie.	COMPOUNDS USEFUL FOR THE INHIBITION OF THE REPLICATION OF HIV-1 AND HIV-1 MUTANTS
Canada	Granted	2225624	24-Jun-1996	2225624	5-Jun-2007	Uniroyal Chem. & Crompton Co./Cie.	HYDRAZINE DERIVATIVES
Canada	Granted	2276875	16-Dec-1997	2276875	13-Feb-2007	Uniroyal Chem. & Crompton Co./Cie.	INSECTICIDAL OXADIAZINE COMPOUNDS
Canada	Granted	2123885	17-Nov-1992	2123885	30-Mar-2004	Uniroyal Chem. & Crompton Co./Cie.	INSECTICIDAL PHENYLHYDRAZINE DERIVATIVES
Canada	Granted	2385200	26-Sep-2000	2385200	18-Nov-2008	Uniroyal Chem. & Crompton Co./Cie.	NOVEL 4-HYDROXYBIPHENYL HYDRAZIDE DERIVATIVES
Canada	Granted	2169654	24-Aug-1994	2169654	23-May-2006	Uniroyal Chem. & Crompton Co./Cie.	WOOD PRESERVATIVE OXATHIAZINES

137

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
China P.R.	Granted	813921	26-Sep-2000	813921	29-Sep-2004	Uniroyal Chem. & Crompton Co./Cie.	NOVEL 4-HYDROXYBIPHENYL HYDRAZIDE DERIVATIVES
Czech Republic	Granted	PV2002-1185	26-Sep-2000	295841	14-Sep-2005	Uniroyal Chem. & Crompton Co./Cie.	NOVEL 4-HYDROXYBIPHENYL HYDRAZIDE DERIVATIVES
Germany	Granted	99908577.2	1-Mar-1999	69905553.9	26-Feb-2003	Uniroyal Chem. & Crompton Co./Cie.	PROCESS OR SYNTHESIZING SUBSTITUTED 2-BENZO{B} THIOPHENECARBOXYLIC ACIDS AND SALTS THEREOF
India	Granted	1239/Del/2001	12-Dec-2001	219611	9-May-2008	Uniroyal Chem. & Crompton Co./Cie.	AN INSECTICIDAL 1,3,4-OXADIAZINE COMPOUND OF FORMULA (1)
India	Granted	PCT2000,00399	1-Mar-1999	195353	7-Jun-2005	Uniroyal Chem. & Crompton Co./Cie.	PROCESS FOR SYNTHESIZING SUBSTITUTED 2-BENZO[B]THIO PHENECARBOXYLIC ACIDS AND SALTS THEREOF
Israel	Granted	148629	26-Sep-2000	148629	1-Feb-2007	Uniroyal Chem. & Crompton Co./Cie.	NOVEL 4-HYDROXYBIPHENYL HYDRAZIDE DERIVATIVES

138

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Italy	Granted	99908577.2	1-Mar-1999	1064276	26-Feb-2003	Uniroyal Chem. & Crompton Co./Cie.	PROCESS OR SYNTHESIZING SUBSTITUTED 2-BENZO{B} THIOPHENECARBOXYLIC ACIDS AND SALTS THEREOF
Japan	Granted	2000-531440	22-Jan-1999	3378237	6-Dec-2002	Uniroyal Chem. & Crompton Co./Cie.	INSECTICIDAL DIHYDROOXADIAZINE COMPOUNDS
Japan	Granted	2001-521158	14-Aug-2000	3726060	30-Sep-2005	Uniroyal Chem. & Crompton Co./Cie.	METHOD FOR CONTROLLING FUNGI USING PHENYLHYDRAZINE DERIVATIVES
Japan	Granted	2001-528139	26-Sep-2000	3779616	10-Mar-2006	Uniroyal Chem. & Crompton Co./Cie.	NOVEL 4-HYDROXYBIPHENYL HYDRAZIDE DERIVATIVES
Republic of Korea	Granted	7003783/2002	26-Sep-2000	10-0669572	9-Jan-2007	Uniroyal Chem. & Crompton Co./Cie.	NOVEL 4-HYDROXYBIPHENYL HYDRAZIDE DERIVATIVES
Republic of Korea	Granted	7010267/2000	1-Mar-1999	10-0648791	15-Nov-2006	Uniroyal Chem. & Crompton Co./Cie.	PROCESS FOR SYNTHESIZING SUBSTITUTED 2-BENZO[B]THIO PHENECARBOXYLIC ACIDS AND SALTS THEREOF
Russian Federation	Granted	2002111656	26-Sep-2000	2242461	20-Dec-2004	Uniroyal Chem. & Crompton Co./Cie.	NOVEL 4-HYDROXYBIPHENYL HYDRAZIDE DERIVATIVES

139

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
South Africa	Granted	2002/2185	26-Sep-2000	2002/2185	27-Aug-2003	Uniroyal Chem. & Crompton Co./Cie.	NOVEL 4-HYDROXYBIPHENYL HYDRAZIDE DERIVATIVES
South Africa	Granted	992076	15-Mar-1999	99/2076	24-Nov-1999	Uniroyal Chem. & Crompton Co./Cie.	PROCESS FOR SYNTHESIZING SUBSTITUTED 2-BENZO[B]THIO PHENECARBOXYLIC ACIDS AND SALTS THEREOF
Taiwan	Granted	88104072	20-Mar-1999	NI-169188	28-Apr-2003	Uniroyal Chem. & Crompton Co./Cie.	PROCESS FOR SYNTHESIZING SUBSTITUTED 2-BENZO[B]THIO PHENECARBOXYLIC ACIDS AND SALTS THEREOF
United States	Granted	10/294315	14-Nov-2002	6706895	16-Mar-2004	Uniroyal Chem. & Crompton Co./Cie.	4-METHOXYBIPHENYL HYDRAZONE DERIVATIVES
United States	Granted	08/989377	12-Dec-1997	5914351	22-Jun-1999	Uniroyal Chem. & Crompton Co./Cie.	ANTI-VIRAL AROMATIC HYDRAZONES
United States	Granted	08/346819	30-Nov-1994	5663199	2-Sep-1997	Uniroyal Chem. & Crompton Co./Cie.	ANTI-VIRAL AROMATIC O-ALKYLATED OXIMES, ETHERS AND THIOETHERS
United States	Granted	08/852939	8-May-1997	5824704	20-Oct-1998	Uniroyal Chem. & Crompton Co./Cie.	ANTI-VIRAL AROMATIC O-ALKYLATED OXIMES, ETHERS AND THIOETHERS
United States	Granted	832,277	7-Feb-1992	5,211,736	18-May-1993	Uniroyal Chem. & Crompton Co./Cie.	AZOLE DERIVATIVES OF SPIROHETEROCYCLES

140

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
United States	Granted	08/565493	30-Nov-1995	5696151	9-Dec-1997	Uniroyal Chem. & Crompton Co./Cie.	COMPOUNDS USEFUL FOR THE INHIBITION OF THE REPLICATION OF HIV-1 AND HIV-1 MUTANTS
United States	Granted	10/855452	27-May-2004	7045512	16-May-2006	Uniroyal Chem. & Crompton Co./Cie.	FUNGICIDAL PHENOXYPHENYLHYDRAZINE DERIVATIVES
United States	Granted	474,955	2-Feb-1990	4,979,982	25-Dec-1990	Uniroyal Chem. & Crompton Co./Cie.	HERBICIDAL CINNAMIC ESTER URACILS
United States	Granted	09/399283	17-Sep-1999	6017947	25-Jan-2000	Uniroyal Chem. & Crompton Co./Cie.	HETEROCYCLIC CARBODITHIOPEROXYIMIDIC COMPOUNDS USEFUL FOR THE INHIBITION OF THE REPLICATION OF HIV
United States	Granted	08/346811	30-Nov-1994	5550280	27-Aug-1996	Uniroyal Chem. & Crompton Co./Cie.	HINDERED AROMATIC ESTER COMPOUNDS USEFUL AS ANTI-VIRAL AGENTS
United States	Granted	08/620590	22-Mar-1996	5756813	26-May-1998	Uniroyal Chem. & Crompton Co./Cie.	HINDERED AROMATIC ESTER COMPOUNDS USEFUL AS ANTI-VIRAL AGENTS
United States	Granted	08/498102	5-Jul-1995	5567723	22-Oct-1996	Uniroyal Chem. & Crompton Co./Cie.	HYDRAZINE DERIVATIVES
United States	Granted	08/736309	24-Oct-1996	5874465	23-Feb-1999	Uniroyal Chem. & Crompton Co./Cie.	HYDRAZINECARBOXYLATE MITICIDES AND INSECTICIDES
United States	Granted	09/022616	12-Feb-1998	6011034	4-Jan-2000	Uniroyal Chem. & Crompton Co./Cie.	INSECTICIDAL DIHYDROOXADIAZINE COMPOUNDS
United States	Granted	09/228349	11-Jan-1999	6197766	6-Mar-2001	Uniroyal Chem. & Crompton Co./Cie.	INSECTICIDAL DIHYDROOXADIAZINE COMPOUNDS

141

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
United States	Granted	08/950609	14-Oct-1997	5804579	8-Sep-1998	Uniroyal Chem. & Crompton Co./Cie.	INSECTICIDAL OXADIAZINE COMPOUNDS
United States	Granted	979,095	20-Nov-1992	5,367,093	22-Nov-1994	Uniroyal Chem. & Crompton Co./Cie.	INSECTICIDAL PHENYLHYDRAZINE DERIVATIVES
United States	Granted	286,738	5-Aug-1994	5438123	1-Aug-1995	Uniroyal Chem. & Crompton Co./Cie.	INSECTICIDAL PHENYLHYDRAZINE DERIVATIVES
United States	Granted	08/410250	24-Mar-1995	5536746	16-Jul-1996	Uniroyal Chem. & Crompton Co./Cie.	INSECTICIDAL PHENYLHYDRAZINE DERIVATIVES
United States	Granted	09/391292	7-Sep-1999	6297275	2-Oct-2001	Uniroyal Chem. & Crompton Co./Cie.	METHOD FOR CONTROLLING FUNGI USING PHENYLHYDRAZINE DERIVATIVES
United States	Granted	09/398649	17-Sep-1999	6143780	7-Nov-2000	Uniroyal Chem. & Crompton Co./Cie.	N-ARYLMETHYLTHIOANILIDE COMPOUNDS USEFUL FOR THE INHIBITION OF THE REPLICATION OF HIV
United States	Granted	09/413072	6-Oct-1999	6093843	25-Jul-2000	Uniroyal Chem. & Crompton Co./Cie.	NOVEL 4-HYDROXYBIPHENYL HYDRAZIDE DERIVATIVES
United States	Granted	08/412632	29-Mar-1995	5580544	3-Dec-1996	Uniroyal Chem. & Crompton Co./Cie.	PASTE FORMULATION USEFUL FOR SEED TREATMENT AND FOLIAR TREATMENT OF PLANTS
United States	Granted	08/241211	11-May-1994	5536720	16-Jul-1996	Uniroyal Chem. & Crompton Co./Cie.	PESTICIDAL OXADIAZINES

142

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
United States	Granted	08/636295	23-Apr-1996	5677301	14-Oct-1997	Uniroyal Chem. & Crompton Co./Cie.	PESTICIDAL OXADIAZINES
United States	Granted	08/963714	4-Nov-1997	5869504	9-Feb-1999	Uniroyal Chem. & Crompton Co./Cie.	PESTICIDAL TETRAZOLE DERIVATIVES
United States	Granted	09/287854	7-Apr-1999	6020355	1-Feb-2000	Uniroyal Chem. & Crompton Co./Cie.	PESTICIDAL TETRAZOLE DERIVATIVES
United States	Granted	08/642832	2-May-1996	5719103	17-Feb-1998	Uniroyal Chem. & Crompton Co./Cie.	POWDER FORMULATION USEFUL FOR SEED TREATMENT AND FOLIAR TREATMENT OF PLANTS
United States	Granted	09/039769	16-Mar-1998	5965749	12-Oct-1999	Uniroyal Chem. & Crompton Co./Cie.	PROCESS FOR SYNTHESIZING SUBSTITUTED 2-BENZO[B]THIO PHENECARBOXYLIC ACIDS AND SALTS THEREOF
United States	Granted	321,028	9-Mar-1989	4,950,671	21-Aug-1990	Uniroyal Chem. & Crompton Co./Cie.	SUBSTITUTED 2-PROPENYL DERIVATIVES OF NITROGEN HETEROCYCLES
United States	Granted	08/528451	14-Sep-1995	5654441	5-Aug-1997	Uniroyal Chem. & Crompton Co./Cie.	SYNTHESIS OF 1,3-OXATHIOLANE SULFOXIDE COMPOUNDS
United States	Granted	588,208	26-Sep-1990	5,268,389	7-Dec-1993	Uniroyal Chem. & Crompton Co./Cie.	TREATMENT OF HIV INFECTIONS AND COMPOUNDS USEFUL THEREIN

143

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
United States	Granted	08/485291	7-Jun-1995	5693827	2-Dec-1997	Uniroyal Chem. & Crompton Co./Cie.	TREATMENT OF HIV INFECTIONS AND COMPOUNDS USEFUL THEREIN
United States	Granted	295,117	24-Aug-1994	5777110	7-Jul-1998	Uniroyal Chem. & Crompton Co./Cie.	WOOD PRESERVATIVE OXATHIAZINES
United States	Granted	08/967856	12-Nov-1997	6372297	16-Apr-2002	Uniroyal Chem. & Crompton Co./Cie.	WOOD PRESERVATIVE OXATHIAZINES
Argentina	Granted	P980100398	29-Jan-1998	AR011097B1	28-Apr-2008	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	INSECTICIDAL OXADIAZINE COMPOUNDS
Argentina	Granted	323725	23-Nov-1992	249125	7-May-1996	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	INSECTICIDAL PHENYLHYDRAZINE DERIVATIVES
Australia	Granted	11199/97	15-Nov-1996	704086	22-Jul-1999	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	COMPOUNDS USEFUL FOR THE INHIBITION OF THE REPLICATION OF HIV-1 AND HIV-1 MUTANTS
Australia	Granted	55297/98	16-Dec-1997	747304	29-Aug-2002	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	INSECTICIDAL OXADIAZINE COMPOUNDS
Australia	Granted	31374/93	17-Nov-1992	670927	17-Dec-1996	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	INSECTICIDAL PHENYLHYDRAZINE DERIVATIVES
Australia	Granted	76401/94	24-Aug-1994	688371	2-Jul-1998	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	WOOD PRESERVATIVE OXATHIAZINES
Austria	Granted	92925247.6	17-Nov-1992	641316	22-Jan-1997	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	INSECTICIDAL PHENYLHYDRAZINE DERIVATIVES

144

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Austria	Granted	94926617.5	24-Aug-1994	715625	4-Jun-1997	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	WOOD PRESERVATIVE OXATHIAZINES
Belgium	Granted	92925247.6	17-Nov-1992	641316	22-Jan-1997	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	INSECTICIDAL PHENYLHYDRAZINE DERIVATIVES
Belgium	Granted	94926617.5	24-Aug-1994	715625	4-Jun-1997	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	WOOD PRESERVATIVE OXATHIAZINES
Brazil	Granted	PI9609813.9	24-Jun-1996	PI9609813.9	23-May-2006	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	HYDRAZINE DERIVATIVES
Brazil	Granted	PI9206803.0	17-Nov-1992	PI9206803.0	30-Mar-1999	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	INSECTICIDAL PHENYLHYDRAZINE DERIVATIVES
Brazil	Granted	PI9407561.1	24-Aug-1994	PI9407561-1	13-May-2003	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	WOOD PRESERVATIVE OXATHIAZINES
Chile	Granted	139/99	27-Jan-1999	41414	6-Aug-2002	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	INSECTICIDAL DIHYDROOXADIAZINE COMPOUNDS
Chile	Granted	2849/97	24-Dec-1997	CL41.795	17-Jul-2003	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	INSECTICIDAL OXADIAZINE COMPOUNDS
Chile	Granted	311/98	10-Feb-1998	CL42.018	18-Aug-2004	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	PESTICIDAL THIADIAZINE COMPOUNDS
China P.R.	Granted	96198705.7	15-Nov-1996	96198705.7	15-Jan-2003	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	COMPOUNDS USEFUL FOR THE INHIBITION OF THE REPLICATION OF HIV-1 AND HIV-1 MUTANTS

145

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
China P.R.	Granted	97181594.1	16-Dec-1997	97181594.1	13-Aug-2003	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	INSECTICIDAL OXADIAZINE COMPOUNDS
China P.R.	Granted	92114622.1	21-Nov-1992	92114622.1	12-Oct-1996	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	INSECTICIDAL PHENYLHYDRAZINE DERIVATIVES
China P.R.	Granted	94193747.X	24-Aug-1994	94193747.X	23-Sep-2000	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	WOOD PRESERVATIVE OXATHIAZINES
Colombia	Granted	9775262	29-Dec-1997	27504	19-Dec-2002	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	INSECTICIDAL OXADIAZINE COMPOUNDS
Costa Rica	Granted	5714	30-Jan-1998	2704	2-Oct-2008	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	INSECTICIDAL OXADIAZINE COMPOUNDS
Czech Republic	Granted	PV2717-99	16-Dec-1997	295309	10-May-2005	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	INSECTICIDAL OXADIAZINE COMPOUNDS
Czech Republic	Granted	PV1248-94	17-Nov-1992	290371	17-May-2002	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	INSECTICIDAL PHENYLHYDRAZINE DERIVATIVES
Czech Republic	Granted	PV560-96	24-Aug-1994	291537	27-Jan-2003	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	WOOD PRESERVATIVE OXATHIAZINES
Denmark	Granted	92925247.6	17-Nov-1992	641316	22-Jan-1997	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	INSECTICIDAL PHENYLHYDRAZINE DERIVATIVES
Denmark	Granted	94926617.5	24-Aug-1994	715625	4-Jun-1997	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	WOOD PRESERVATIVE OXATHIAZINES

146

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Egypt	Granted	414/95	23-May-1995	20557	31-Aug-1999	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	PESTICIDAL OXADIAZINES
Eurasian Patent Convention	Granted	199900691	16-Dec-1997	1632	25-Jun-2001	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	INSECTICIDAL OXADIAZINE COMPOUNDS
Finland	Granted	960829	24-Aug-1994	119512	15-Dec-2008	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	WOOD PRESERVATIVE OXATHIAZINES
France	Granted	96924292.4	24-Jun-1996	836596	23-Aug-2000	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	HYDRAZINE DERIVATIVES
France	Granted	92925247.6	17-Nov-1992	641316	22-Jan-1997	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	INSECTICIDAL PHENYLHYDRAZINE DERIVATIVES
France	Granted	94926617.5	24-Aug-1994	715625	4-Jun-1997	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	WOOD PRESERVATIVE OXATHIAZINES
Germany	Granted	96924292.4	24-Jun-1996	69609976.4	23-Aug-2000	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	HYDRAZINE DERIVATIVES
Germany	Granted	92925247.6	17-Nov-1992	69217085.5	22-Jan-1997	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	INSECTICIDAL PHENYLHYDRAZINE DERIVATIVES
Germany	Granted	94926617.5	24-Aug-1994	69403667.6	4-Jun-1997	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	WOOD PRESERVATIVE OXATHIAZINES
Ghana	Granted	AP/P/98/01245	15-Nov-1996	AP902	30-Nov-2000	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	COMPOUNDS USEFUL FOR THE INHIBITION OF THE REPLICATION OF HIV-1 AND HIV-1 MUTANTS

147

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Greece	Granted	92925247.6	17-Nov-1992	3023097	22-Jan-1997	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	INSECTICIDAL PHENYLHYDRAZINE DERIVATIVES
Greece	Granted	94926617.5	24-Aug-1994	3024590	4-Jun-1997	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	WOOD PRESERVATIVE OXATHIAZINES
Guatemala	Granted	PI-960096	29-Nov-1996	4854	2-Sep-2002	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	COMPOUNDS USEFUL FOR THE INHIBITION OF THE REPLICATION OF HIV-1 AND HIV-1 MUTANTS
Haiti	Granted		28-Nov-1996	229-REG.5	2-Sep-1999	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	COMPOUNDS USEFUL FOR THE INHIBITION OF THE REPLICATION OF HIV-1 AND HIV-1 MUTANTS
Haiti	Granted		11-Oct-1990	198/5	12-Oct-1994	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	TREATMENT OF HIV INFECTIONS AND COMPOUNDS USEFUL THEREIN
Hong Kong	Granted	99101720.7	15-Nov-1996	HK1016601	5-Sep-2003	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	COMPOUNDS USEFUL FOR THE INHIBITION OF THE REPLICATION OF HIV-1 AND HIV-1 MUTANTS
Hungary	Granted	P9901990	15-Nov-1996	223660	5-Oct-2004	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	COMPOUNDS USEFUL FOR THE INHIBITION OF THE REPLICATION OF HIV-1 AND HIV-1 MUTANTS
Hungary	Granted	P9401552	17-Nov-1992	219189	30-Nov-2000	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	INSECTICIDAL PHENYLHYDRAZINE DERIVATIVES

148

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Hungary	Granted	P9600437	24-Aug-1994	215235	2-Oct-1998	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	WOOD PRESERVATIVE OXATHIAZINES
Indonesia	Granted	P-941394	24-Aug-1994	ID0003518	25-Jan-1999	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	WOOD PRESERVATIVE OXATHIAZINES
Ireland	Granted	94926617.5	24-Aug-1994	E74543	4-Jun-1997	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	WOOD PRESERVATIVE OXATHIAZINES
Israel	Granted	130657	16-Dec-1997	130657	27-Nov-2001	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	INSECTICIDAL OXADIAZINE COMPOUNDS
Israel	Granted	103828	20-Nov-1992	103828	11-Apr-1997	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	INSECTICIDAL PHENYLHYDRAZINE DERIVATIVES
Italy	Granted	96924292.4	24-Jun-1996	836596	23-Aug-2000	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	HYDRAZINE DERIVATIVES
Italy	Granted	92925247.6	17-Nov-1992	641316	22-Jan-1997	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	INSECTICIDAL PHENYLHYDRAZINE DERIVATIVES
Italy	Granted	94926617.5	24-Aug-1994	715625	4-Jun-1997	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	WOOD PRESERVATIVE OXATHIAZINES
Japan	Granted	520533/97	15-Nov-1996	3027771	28-Jan-2000	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	COMPOUNDS USEFUL FOR THE INHIBITION OF THE REPLICATION OF HIV-1 AND HIV-1 MUTANTS
Japan	Granted	505170/97	24-Jun-1996	2994760	22-Oct-1999	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	HYDRAZINE DERIVATIVES

149

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Japan	Granted	532876/98	16-Dec-1997	3465907	29-Aug-2003	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	INSECTICIDAL OXADIAZINE COMPOUNDS
Japan	Granted	509447/93	17-Nov-1992	2552811	22-Aug-1996	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	INSECTICIDAL PHENYLHYDRAZINE DERIVATIVES
Japan	Granted	534778/96	17-May-1995	3210676	13-Jul-2001	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	PESTICIDAL OXADIAZINES
Japan	Granted	507780/95	24-Aug-1994	2761441	20-Mar-1998	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	WOOD PRESERVATIVE OXATHIAZINES
Kazakhstan	Granted	941631.1	17-Nov-1992	6431	15-Jul-1998	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	INSECTICIDAL PHENYLHYDRAZINE DERIVATIVES
Kenya	Granted	AP/P/98/01245	15-Nov-1996	AP902	30-Nov-2000	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	COMPOUNDS USEFUL FOR THE INHIBITION OF THE REPLICATION OF HIV-1 AND HIV-1 MUTANTS
Lesotho	Granted	AP/P/98/01245	15-Nov-1996	AP902	30-Nov-2000	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	COMPOUNDS USEFUL FOR THE INHIBITION OF THE REPLICATION OF HIV-1 AND HIV-1 MUTANTS
Luxembourg	Granted	92925247.6	17-Nov-1992	641316	22-Jan-1997	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	INSECTICIDAL PHENYLHYDRAZINE DERIVATIVES
Luxembourg	Granted	94926617.5	24-Aug-1994	715625	4-Jun-1997	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	WOOD PRESERVATIVE OXATHIAZINES

150

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Malawi	Granted	AP/P/98/01245	15-Nov-1996	AP902	30-Nov-2000	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	COMPOUNDS USEFUL FOR THE INHIBITION OF THE REPLICATION OF HIV-1 AND HIV-1 MUTANTS
Mexico	Granted	984267	15-Nov-1996	205805	8-Jan-2002	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	COMPOUNDS USEFUL FOR THE INHIBITION OF THE REPLICATION OF HIV-1 AND HIV-1 MUTANTS
Mexico	Granted	997073	16-Dec-1997	215336	18-Jul-2003	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	INSECTICIDAL OXADIAZINE COMPOUNDS
Mexico	Granted	978819	17-May-1995	256755	30-Apr-2008	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	PESTICIDAL OXADIAZINES
Mexico	Granted	22844	15-Oct-1990	179450	31-Aug-1995	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	TREATMENT OF HIV INFECTIONS AND COMPOUNDS USEFUL THEREIN
Mexico	Granted	9406411	23-Aug-1994	190010	9-Oct-1998	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	WOOD PRESERVATIVE OXATHIAZINES
Monaco	Granted	94926617.5	24-Aug-1994	715625	4-Jun-1997	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	WOOD PRESERVATIVE OXATHIAZINES
Netherlands	Granted	92925247.6	17-Nov-1992	641316	22-Jan-1997	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	INSECTICIDAL PHENYLHYDRAZINE DERIVATIVES
Netherlands	Granted	94926617.5	24-Aug-1994	715625	4-Jun-1997	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	WOOD PRESERVATIVE OXATHIAZINES

151

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
New Zealand	Granted	324118	15-Nov-1996	324118	14-Jun-1999	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	COMPOUNDS USEFUL FOR THE INHIBITION OF THE REPLICATION OF HIV-1 AND HIV-1 MUTANTS
New Zealand	Granted	235653	12-Oct-1990	235653	8-Dec-1993	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	TREATMENT OF HIV INFECTIONS AND COMPOUNDS USEFUL THEREIN
New Zealand	Granted	273187	24-Aug-1994	273187	11-Sep-1998	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	WOOD PRESERVATIVE OXATHIAZINES
Nicaragua	Granted	96-0062	18-Nov-1996	1189 R.P.I.	12-Jun-2000	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	COMPOUNDS USEFUL FOR THE INHIBITION OF THE REPLICATION OF HIV-1 AND HIV-1 MUTANTS
Nicaragua	Granted	91-009	23-May-1991	920R.P.I.	3-Mar-1994	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	TREATMENT OF HIV INFECTIONS AND COMPOUNDS USEFUL THEREIN
Norway	Granted	19960696	24-Aug-1994	305837	2-Aug-1999	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	WOOD PRESERVATIVE OXATHIAZINES
O.A.P.I	Granted	9800070	15-Nov-1996	10864	7-Oct-1999	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	COMPOUNDS USEFUL FOR THE INHIBITION OF THE REPLICATION OF HIV-1 AND HIV-1 MUTANTS
Philippines	Granted	54707	7-Nov-1996	1-199654707	3-Nov-1999	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	COMPOUNDS USEFUL FOR THE INHIBITION OF THE REPLICATION OF HIV-1 AND HIV-1 MUTANTS

152

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Philippines	Granted	49013	23-Aug-1994	1-199449013	4-Apr-2001	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	WOOD PRESERVATIVE OXATHIAZINES
Poland	Granted	P-334496	16-Dec-1997	188016	26-Mar-2004	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	INSECTICIDAL OXADIAZINE COMPOUNDS
Poland	Granted	P303793	17-Nov-1992	171968	8-Jan-1997	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	INSECTICIDAL PHENYLHYDRAZINE DERIVATIVES
Poland	Granted	P-313136	24-Aug-1994	180262	1-Jul-2000	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	WOOD PRESERVATIVE OXATHIAZINES
Portugal	Granted	94926617.5	24-Aug-1994	715625	4-Jun-1997	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	WOOD PRESERVATIVE OXATHIAZINES
Republic of Korea	Granted	98/703958	15-Nov-1996	505841	26-Jul-2005	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	COMPOUNDS USEFUL FOR THE INHIBITION OF THE REPLICATION OF HIV-1 AND HIV-1 MUTANTS
Republic of Korea	Granted	99-7005731	16-Dec-1997	10-0711325	18-Apr-2007	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	INSECTICIDAL OXADIAZINE COMPOUNDS
Republic of Korea	Granted	701712/94	17-Nov-1992	235246	21-Sep-1999	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	INSECTICIDAL PHENYLHYDRAZINE DERIVATIVES
Republic of Korea	Granted	97-708149	17-May-1995	417794	27-Jan-2004	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	PESTICIDAL OXADIAZINES
Republic of Korea	Granted	700831/92	9-Oct-1990	222233	2-Jul-1999	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	TREATMENT OF HIV INFECTIONS AND COMPOUNDS USEFUL THEREIN

153

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Republic of Korea	Granted	700888/96	24-Aug-1994	335756	24-Apr-2002	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	WOOD PRESERVATIVE OXATHIAZINES
Romania	Granted	94-00851	17-Nov-1992	112860	31-Dec-1997	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	INSECTICIDAL PHENYLHYDRAZINE DERIVATIVES
Russian Federation	Granted	94028885	17-Nov-1992	2109730	27-Apr-1998	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	INSECTICIDAL PHENYLHYDRAZINE DERIVATIVES
Russian Federation	Granted	96105384	24-Aug-1994	2127266	10-Mar-1999	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	WOOD PRESERVATIVE OXATHIAZINES
Slovak Republic	Granted	PV0600-94	17-Nov-1992	282306	10-Oct-2001	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	INSECTICIDAL PHENYLHYDRAZINE DERIVATIVES
South Africa	Granted	96/9490	12-Nov-1996	96/9490	27-Aug-1997	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	COMPOUNDS USEFUL FOR THE INHIBITION OF THE REPLICATION OF HIV-1 AND HIV-1 MUTANTS
South Africa	Granted	92/8915	18-Nov-1992	92/8915	27-Oct-1993	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	INSECTICIDAL PHENYLHYDRAZINE DERIVATIVES
South Africa	Granted	94/6450	24-Aug-1994	94/6450	27-Sep-1995	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	WOOD PRESERVATIVE OXATHIAZINES
Spain	Granted	96924292.4	24-Jun-1996	836596	23-Aug-2000	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	HYDRAZINE DERIVATIVES
Spain	Granted	92925247.6	17-Nov-1992	641316	22-Jan-1997	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	INSECTICIDAL PHENYLHYDRAZINE DERIVATIVES

154

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Spain	Granted	94926617.5	24-Aug-1994	715625	4-Jun-1997	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	WOOD PRESERVATIVE OXATHIAZINES
Sri Lanka	Granted	10655	17-Nov-1992	10655	16-Jan-1997	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	INSECTICIDAL PHENYLHYDRAZINE DERIVATIVES
Sudan	Granted	AP/P/98/01245	15-Nov-1996	AP902	30-Nov-2000	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	COMPOUNDS USEFUL FOR THE INHIBITION OF THE REPLICATION OF HIV-1 AND HIV-1 MUTANTS
Sudan	Granted	PCT/177/94	17-Nov-1992	PCT/SD/132	31-May-1994	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	INSECTICIDAL PHENYLHYDRAZINE DERIVATIVES
Swaziland	Granted	96/9490	15-Nov-1996	AP902	30-Nov-2000	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	COMPOUNDS USEFUL FOR THE INHIBITION OF THE REPLICATION OF HIV-1 AND HIV-1 MUTANTS
Sweden	Granted	92925247.6	17-Nov-1992	641316	22-Jan-1997	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	INSECTICIDAL PHENYLHYDRAZINE DERIVATIVES
Sweden	Granted	94926617.5	24-Aug-1994	715625	4-Jun-1997	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	WOOD PRESERVATIVE OXATHIAZINES
Switzerland	Granted	96924292.4	24-Jun-1996	836596	23-Aug-2000	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	HYDRAZINE DERIVATIVES
Switzerland	Granted	92925247.6	17-Nov-1992	641316	22-Jan-1997	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	INSECTICIDAL PHENYLHYDRAZINE DERIVATIVES

155

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Switzerland	Granted	94926617.5	24-Aug-1994	715625	4-Jun-1997	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	WOOD PRESERVATIVE OXATHIAZINES
Taiwan	Granted	85113662	8-Nov-1996	NI-137218	16-Nov-2001	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	COMPOUNDS USEFUL FOR THE INHIBITION OF THE REPLICATION OF HIV-1 AND HIV-1 MUTANTS
Taiwan	Granted	79108696	16-Oct-1990	NI-58187	23-Dec-1992	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	TREATMENT OF HIV INFECTIONS AND COMPOUNDS USEFUL THEREIN
Taiwan	Granted	83108750	22-Sep-1994	NI-078790	12-Oct-1996	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	WOOD PRESERVATIVE OXATHIAZINES
Thailand	Granted	23553	23-Aug-1994	15627	27-Oct-2003	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	WOOD PRESERVATIVE OXATHIAZINES
Turkey	Granted	1999/01701	16-Dec-1997	TR199901701B	21-Jul-2005	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	INSECTICIDAL OXADIAZINE COMPOUNDS
Turkey	Granted	92/1104	23-Nov-1992	29633	31-Oct-2003	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	INSECTICIDAL PHENYLHYDRAZINE DERIVATIVES
Uganda	Granted	AP/P/98/01245	15-Nov-1996	AP902	30-Nov-2000	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	COMPOUNDS USEFUL FOR THE INHIBITION OF THE REPLICATION OF HIV-1 AND HIV-1 MUTANTS
Ukraine	Granted	99084848	16-Dec-1997	70917	15-Nov-2004	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	INSECTICIDAL OXADIAZINE COMPOUNDS

156

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Ukraine	Granted	94005513	17-Nov-1992	41298	17-Sep-2001	Uniroyal Chemical Co., Inc./Uniroyal Chem. Co./Cie	INSECTICIDAL PHENYLHYDRAZINE DERIVATIVES
Thailand	Granted	59920	24-Aug-2000	23381	7-Mar-2008	Uniroyal Chemical Co./Uniroyal Chem.	METHOD FOR CONTROLLING FUNGI USING PHENYLHYDRAZINE DERIVATIVES
Argentina	Granted	320879	8-Oct-1991	247750	31-Mar-1995	Uniroyal Chemical Company, Inc.	BENZOQUINONEIMINES AS VINYL AROMATIC POLYMERIZATION INHIBITORS
Argentina	Granted	P000106323	30-Nov-2000	AR026669B1	11-Jun-2008	Uniroyal Chemical Company, Inc.	COMPOSITION AND METHOD FOR INHIBITING POLYMERIZATION AND POLYMER GROWTH
Argentina	Granted	312921	4-Jan-1989	248277	12-Jul-1995	Uniroyal Chemical Company, Inc.	HETEROCYCLIC QUINOXALINYLOXYPHENYLOXYPROPANOATE HERBICIDES
Argentina	Granted	P000104238	16-Aug-2000	AR025296B1	17-Apr-2007	Uniroyal Chemical Company, Inc.	INHIBITION OF POLYMERIZATION OF ETHYLENICALLY UNSATURATED MONOMERS
Argentina	Granted	P990102478	26-May-1999	AR018385B1	27-Nov-2006	Uniroyal Chemical Company, Inc.	METHOD FOR STABILIZING UNSATURATED ORGANIC COMPOUNDS FROM POLYMERIZATION
Argentina	Granted	P970101338	3-Apr-1997	AR006498 B1	16-Mar-2006	Uniroyal Chemical Company, Inc.	PREPARATION OF SUBSTITUTED AROMATIC AMINES

157

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Argentina	Granted	311146	16-Jun-1988	251622	23-Feb-1998	Uniroyal Chemical Company, Inc.	PROCESS FOR THE SELECTIVE REDUCTION OF 2-QUINOXALINE-4-OXIDES
Argentina	Granted	P000102865	12-Jun-2000	AR024328B1	30-Nov-2007	Uniroyal Chemical Company, Inc.	TEST METHOD FOR EAVALUATING SOLUBLE POLYMER GROWTH WHEN RECYCLING AND INHIBITOR STREAMS
Australia	Granted	2002252275	8-Mar-2002	2002252275	29-Feb-2008	Uniroyal Chemical Company, Inc.	HIGH FRICTION POLYURETHANE ELASTOMERS HAVING IMPROVED ABRASION RESISTANCE
Australia	Granted	65103/00	2-Aug-2000	777484	10-Feb-2005	Uniroyal Chemical Company, Inc.	INHIBITION OF POLYMERIZATION OF ETHYLENICALLY UNSATURATED MONOMER
Australia	Granted	30022/97	9-May-1997	729669	24-May-2001	Uniroyal Chemical Company, Inc.	REMOVAL OF UNREACTED DIISOCYANATE MONOMER FROM POLYURETHANE POLYMERS
Austria	Granted	99920222.9	30-Apr-1999	1087658	21-Jan-2004	Uniroyal Chemical Company, Inc.	BIOLOGICALLY-ACTIVE MICRODISPERSION COMPOSITION
Austria	Granted	99951883	8-Oct-1999	1129133	7-Apr-2004	Uniroyal Chemical Company, Inc.	THERMOPLASTIC RESINS STABILIZED BY BLENDS OF STERICALLY HINDERED PHENOLS, SECONDARY AMINES, AND THIOETHERS

158

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Belgium	Granted	2721349.5	11-Mar-2002	1427774	19-Jul-2006	Uniroyal Chemical Company, Inc.	BLENDING OF RUBBER COMPOUNDS, FILLERS AND PLASTICIZERS
Belgium	Granted	1987785.1	11-Oct-2001	1326943	25-Jan-2006	Uniroyal Chemical Company, Inc.	C-NITROSOANILINE COMPOUNDS AND THEIR BLENDS AS POLYMERIZATION INHIBITORS
Belgium	Granted	937724.3	24-May-2000	1185501	28-Apr-2004	Uniroyal Chemical Company, Inc.	PREPARATION OF SUBSTITUTED AROMATIC AMINES
Belgium	Granted	948735.6	18-Jul-2000	1200420	18-Jan-2006	Uniroyal Chemical Company, Inc.	PROCESS FOR MAKING N-ALKYL BIS (THIAZOLYL) SULFENIMIDES
Belgium	Granted	94909541.8	2-Feb-1994	686172	8-Nov-2000	Uniroyal Chemical Company, Inc.	STABILIZED POLYETHER POLYOL AND POLYURETHANE FOAM OBTAINED THEREFROM
Belgium	Granted	99951883	8-Oct-1999	1129133	7-Apr-2004	Uniroyal Chemical Company, Inc.	THERMOPLASTIC RESINS STABILIZED BY BLENDS OF STERICALLY HINDERED PHENOLS, SECONDARY AMINES, AND THIOETHERS
Brazil	Granted	PI9306277.0	13-Apr-1993	PI9306277.0	5-Sep-2000	Uniroyal Chemical Company, Inc.	POLYMERIZATION INHIBITOR FOR VINYL AROMATICS
Brazil	Granted	PI9405740.0	2-Feb-1994	PI9405740.0	20-Feb-2001	Uniroyal Chemical Company, Inc.	STABILIZED POLYETHER POLYOL AND POLYURETHANE FOAM OBTAINED THEREFROM

159

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Canada	Granted	2092534	30-Sep-1991	2092534	7-Jan-2003	Uniroyal Chemical Company, Inc.	BENZOQUINONEIMINES AS VINYL AROMATIC POLYMERIZATION INHIBITORS
Canada	Granted	2349196	1-Nov-1999	2349196	20-Jan-2009	Uniroyal Chemical Company, Inc.	BLENDING OF POLYMERIC MATERIALS AND FILLERS
Canada	Granted	587,018	6-Jan-1989	1340481	6-Apr-1999	Uniroyal Chemical Company, Inc.	HETEROCYCLIC QUINOXALINYLOXYPHENYLOXYPROPANOATE HERBICIDES
Canada	Granted	2278430	23-Jan-1998	2278430	1-Apr-2008	Uniroyal Chemical Company, Inc.	LUBRICANTS CONTAINING ASHLESS ANTIWEAR-DISPERSANT ADDITIVE HAVING VISCOSITY INDEX IMPROVER CREDIT
Canada	Granted	2250276	3-Mar-1997	2250276	5-Oct-2004	Uniroyal Chemical Company, Inc.	POLYMERIZATION INHIBITOR COMPOSITION
Canada	Granted	2070551	5-Jun-1992	2070551	1-Apr-2003	Uniroyal Chemical Company, Inc.	POLYMERIZATION INHIBITORS FOR ACRYLIC ACIDS AND ESTERS
Canada	Granted	2150386	17-Nov-1993	2150386	16-Mar-2004	Uniroyal Chemical Company, Inc.	POLYURETHANES CURED WITH 4.4'-METHYLENE-BIS- (3-CHLORO-2,6 DIETHYLANILINE)
Canada	Granted	567,838	26-May-1988	1321202	10-Aug-1993	Uniroyal Chemical Company, Inc.	PROCESS FOR THE SELECTIVE REDUCTION OF 2-QUINOXALINE-4-OXIDES

160

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Canada	Granted	2257214	9-May-1997	2257214	21-Nov-2006	Uniroyal Chemical Company, Inc.	REMOVAL OF UNREACTED DIISOCYANATE MONOMER FROM POLYURETHANE POLYMERS
Canada	Granted	2156526	2-Feb-1994	2156526	12-Oct-2004	Uniroyal Chemical Company, Inc.	STABILIZED POLYETHER POLYOL AND POLYURETHANE FOAM OBTAINED THEREFROM
Canada	Granted	550626	30-Oct-1987	1331621	23-Aug-1994	Uniroyal Chemical Company, Inc.	SUBSTITUTED 2-PHENYLIMINO-OXAZOLIDINE COMPOUNDS HAVING HERBICIDAL ACTIVITY
Canada	Granted	2283585	2-Mar-1998	2283585	20-Jan-2009	Uniroyal Chemical Company, Inc.	SUBSTITUTED TETRAHYDROPYRIMIDINE DERIVATIVES AND THEIR USE AS POLYMERIZATION INHIBITORS FOR VINYL AROMATIC COMPOUNDS
Canada	Granted	2350216	8-Oct-1999	2350216	2-Sep-2008	Uniroyal Chemical Company, Inc.	THERMOPLASTIC RESINS STABILIZED BY BLENDS OF STERICALLY HINDERED PHENOLS, SECONDARY AMINES, AND THIOETHERS
Chile	Granted	510/97	19-Mar-1997	40.336	14-Feb-2000	Uniroyal Chemical Company, Inc.	PREPARATION OF SUBSTITUTED AROMATIC AMINES

161

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
China P.R.	Granted	2823685.8	30-Sep-2002	ZL02823685.8	24-May-2006	Uniroyal Chemical Company, Inc.	1,3,4-OXADIAZOLE ADDITIVES FOR LUBRICANTS
China P.R.	Granted	2825795.2	26-Sep-2002	ZL02825795.2	30-Aug-2006	Uniroyal Chemical Company, Inc.	ALKYL-SUCCINHYRAZIDE ADDITIVES FOR LUBRICANTS
China P.R.	Granted	818625.1	5-Dec-2000	ZL00818625.1	7-Jun-2006	Uniroyal Chemical Company, Inc.	ANTIOXIDANT AMINES BASED ON N-(4-ANILINOPHENYL) AMIDES
China P.R.	Granted	1817439.6	11-Oct-2001	ZL01817439.6	16-Jul-2008	Uniroyal Chemical Company, Inc.	C-NITROSOANILINE COMPOUNDS AND THEIR BLENDS AS POLYMERIZATION INHIBITORS
China P.R.	Granted	2.0061E+11	24-Jan-2006	ZL200610006028.1	10-Dec-2008	Uniroyal Chemical Company, Inc.	C-NITROSOANILINE COMPOUNDS AND THEIR BLENDS AS POLYMERIZATION INHIBITORS
China P.R.	Granted	99813302.7	27-Sep-1999	99813302.7	11-Jan-2006	Uniroyal Chemical Company, Inc.	CYCLIC THIOUREA ADDITIVES FOR LUBRICANTS
China P.R.	Granted	2827089.4	13-Nov-2002	ZL02827089.4	5-Nov-2008	Uniroyal Chemical Company, Inc.	METHOD OF PREPARING HYDROXYALKYL HINDERED PHENOLIC ANTIOXIDANTS
China P.R.	Granted	01808866.X	3-Apr-2001	ZL01808866.X	27-Aug-2008	Uniroyal Chemical Company, Inc.	NITROAROMATIC SOLUBILIZER FOR NITROXYLS IN AROMATIC SOLVENTS
China P.R.	Granted	808988.4	24-May-2000	808988.4	1-Dec-2004	Uniroyal Chemical Company, Inc.	PREPARATION OF SUBSTITUTED AROMATIC AMINES

162

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
China P.R.	Granted	02827346.X	6-Nov-2002	ZL02827346.X	23-Aug-2006	Uniroyal Chemical Company, Inc.	PROCESS FOR THE OLIGOMERIZATION OF A-OLEFINS HAVING LOW UNSATURATION, THE RESULTING POLYMERS, AND LUBRICANTS CONTAINING SAME
China P.R.	Granted	2825793.6	15-Oct-2002	ZL02825793.6	23-Aug-2006	Uniroyal Chemical Company, Inc.	TRI-GLYCERINATE VEGETABLE OIL-SUCCINHYDRAZIDE ADDITIVES FOR LUBRICANTS
Denmark	Granted	99920222.9	30-Apr-1999	1087658	21-Jan-2004	Uniroyal Chemical Company, Inc.	BIOLOGICALLY-ACTIVE MICRODISPERSION COMPOSITION
Finland	Granted	99920222.9	30-Apr-1999	1087658	21-Jan-2004	Uniroyal Chemical Company, Inc.	BIOLOGICALLY-ACTIVE MICRODISPERSION COMPOSITION
Finland	Granted	97924800.2	23-May-1997	910366	13-Nov-2002	Uniroyal Chemical Company, Inc.	METHOD FOR PREVENTING THE TRANSMISSION OF HIV TO UNINFECTED CELLS
Finland	Granted	952744	17-Nov-1993	113373	15-Apr-2004	Uniroyal Chemical Company, Inc.	POLYURETHANES CURED WITH 4.4'-METHYLENE-BIS- (3-CHLORO-2,6 DIETHYLANILINE)
Finland	Granted	20011153	1-Jun-2001	111736	15-Sep-2003	Uniroyal Chemical Company, Inc.	POLYURETHANES CURED WITH 4.4'METHYLENE-BIS-(3-CHLORO—2,6 DIETHYLANILINE)

163

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
France	Granted	91919065.2	30-Sep-1991	553210	19-Jul-1995	Uniroyal Chemical Company, Inc.	BENZOQUINONEIMINES AS VINYL AROMATIC POLYMERIZATION INHIBITORS
France	Granted	99920222.9	30-Apr-1999	1087658	21-Jan-2004	Uniroyal Chemical Company, Inc.	BIOLOGICALLY-ACTIVE MICRODISPERSION COMPOSITION
France	Granted	2721349.5	11-Mar-2002	1427774	19-Jul-2006	Uniroyal Chemical Company, Inc.	BLENDING OF RUBBER COMPOUNDS, FILLERS AND PLASTICIZERS
France	Granted	1987785.1	11-Oct-2001	1326943	25-Jan-2006	Uniroyal Chemical Company, Inc.	C-NITROSOANILINE COMPOUNDS AND THEIR BLENDS AS POLYMERIZATION INHIBITORS
France	Granted	99971639.2	27-Sep-1999	1124920	9-Jun-2004	Uniroyal Chemical Company, Inc.	CYCLIC THIOUREA ADDITIVES FOR LUBRICANTS
France	Granted	98902582	19-Jan-1998	956329	15-Nov-2006	Uniroyal Chemical Company, Inc.	DITHIOCARBAMATE DERIVATIVES AND LUBRICANTS CONTAINING SAME
France	Granted	922009.6	10-Apr-2000	1173514	7-Apr-2004	Uniroyal Chemical Company, Inc.	IMPROVEMENT IN PROCESSING OF COUPLED, FILLED POLYOLEFINS
France	Granted	952395.2	2-Aug-2000	1206507	20-Oct-2004	Uniroyal Chemical Company, Inc.	INHIBITION OF POLYMERIZATION OF ETHYLENICALLY UNSATURATED MONOMERS
France	Granted	94913370.6	5-Apr-1994	694057	1-Mar-2000	Uniroyal Chemical Company, Inc.	LUBRICANT COMPOSITION CONTAINING ANTIOXIDANT

164

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
France	Granted	93909517	13-Apr-1993	637294	29-Jul-1998	Uniroyal Chemical Company, Inc.	POLYMERIZATION INHIBITOR FOR VINYL AROMATICS
France	Granted	92305201.3	5-Jun-1992	522709	21-Aug-1996	Uniroyal Chemical Company, Inc.	POLYMERIZATION INHIBITORS FOR ACRYLIC ACIDS AND ESTERS
France	Granted	98943518.5	1-Sep-1998	1017280	18-Aug-2004	Uniroyal Chemical Company, Inc.	SEED TREATMENT FUNGICIDES FOR CONTROL OF PLANT DISEASES
France	Granted	936362.3	26-May-2000	1190247	17-Mar-2004	Uniroyal Chemical Company, Inc.	TEST METHOD FOR EVALUATING SOLUBLE POLYMER GROWTH WHEN RECYCLING INHIBITOR STREAMS
France	Granted	99951883	8-Oct-1999	1129133	7-Apr-2004	Uniroyal Chemical Company, Inc.	THERMOPLASTIC RESINS STABILIZED BY BLENDS OF STERICALLY HINDERED PHENOLS, SECONDARY AMINES, AND THIOETHERS
France	Granted	2786411.5	15-Oct-2002	1461403	25-Jan-2006	Uniroyal Chemical Company, Inc.	TRI-GLYCERINATE VEGETABLE OIL-SUCCINGHYDRAZIDE ADDITIVES FOR LUBRICANTS
Germany	Granted	983908.5	5-Dec-2000	60015606	3-Nov-2004	Uniroyal Chemical Company, Inc.	ANTIOXIDANT AMINES BASED ON N-(4-ANILINOPHENYL) AMIDES
Germany	Granted	91919065.2	30-Sep-1991	69111462.5	19-Jul-1995	Uniroyal Chemical Company, Inc.	BENZOQUINONEIMINES AS VINYL AROMATIC POLYMERIZATION INHIBITORS

165

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Germany	Granted	99920222.9	30-Apr-1999	69914327.6	21-Jan-2004	Uniroyal Chemical Company, Inc.	BIOLOGICALLY-ACTIVE MICRODISPERSION COMPOSITION
Germany	Granted	2721349.5	11-Mar-2002	60213261.4	19-Jul-2006	Uniroyal Chemical Company, Inc.	BLENDING OF RUBBER COMPOUNDS, FILLERS AND PLASTICIZERS
Germany	Granted	1987785.1	11-Oct-2001	60116894.1	25-Jan-2006	Uniroyal Chemical Company, Inc.	C-NITROSOANILINE COMPOUNDS AND THEIR BLENDS AS POLYMERIZATION INHIBITORS
Germany	Granted	99971639.2	27-Sep-1999	69917921.1	9-Jun-2004	Uniroyal Chemical Company, Inc.	CYCLIC THIOUREA ADDITIVES FOR LUBRICANTS
Germany	Granted	98902582	19-Jan-1998	69836414.7	15-Nov-2006	Uniroyal Chemical Company, Inc.	DITHIOCARBAMATE DERIVATIVES AND LUBRICANTS CONTAINING SAME
Germany	Granted	943172.7	26-Jun-2000	60013453.9	1-Sep-2004	Uniroyal Chemical Company, Inc.	IMIDAZOLE THIONE ADDITIVES FOR LUBRICANTS
Germany	Granted	922009.6	10-Apr-2000	60009690.4	7-Apr-2004	Uniroyal Chemical Company, Inc.	IMPROVEMENT IN PROCESSING OF COUPLED, FILLED POLYOLEFINS
Germany	Granted	1923049.9	2-Apr-2001	60120677	14-Jun-2006	Uniroyal Chemical Company, Inc.	LIQUID ANTIOZONANTS AND RUBBER COMPOSITIONS CONTAINING SAME
Germany	Granted	94913370.6	5-Apr-1994	69423211.4	1-Mar-2000	Uniroyal Chemical Company, Inc.	LUBRICANT COMPOSITION CONTAINING ANTIOXIDANT

166

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Germany	Granted	1924585.1	3-Apr-2001	60113524.5	21-Sep-2005	Uniroyal Chemical Company, Inc.	NITROAROMATIC SOLUBILIZER FOR NITROXYLS IN AROMATIC SOLVENTS
Germany	Granted	89302010.7	28-Feb-1989	68906059.9	21-Apr-1993	Uniroyal Chemical Company, Inc.	PHENYLENEDIAMINES AS HIGH TEMPERATURE HEAT STABILIZERS
Germany	Granted	93909517	13-Apr-1993	69320039.1	29-Jul-1998	Uniroyal Chemical Company, Inc.	POLYMERIZATION INHIBITOR FOR VINYL AROMATICS
Germany	Granted	92305201.3	5-Jun-1992	P69212925.1	21-Aug-1996	Uniroyal Chemical Company, Inc.	POLYMERIZATION INHIBITORS FOR ACRYLIC ACIDS AND ESTERS
Germany	Granted	937724.3	24-May-2000	60010258	28-Apr-2004	Uniroyal Chemical Company, Inc.	PREPARATION OF SUBSTITUTED AROMATIC AMINES
Germany	Granted	948735.6	18-Jul-2000	60025614.6	18-Jan-2006	Uniroyal Chemical Company, Inc.	PROCESS FOR MAKING N-ALKYL BIS (THIAZOLYL) SULFENIMIDES
Germany	Granted	98943518.5	1-Sep-1998	69825766.9	18-Aug-2004	Uniroyal Chemical Company, Inc.	SEED TREATMENT FUNGICIDES FOR CONTROL OF PLANT DISEASES
Germany	Granted	94909541.8	2-Feb-1994	69426262.5	8-Nov-2000	Uniroyal Chemical Company, Inc.	STABILIZED POLYETHER POLYOL AND POLYURETHANE FOAM OBTAINED THEREFROM
Germany	Granted	936362.3	26-May-2000	60009066.3	17-Mar-2004	Uniroyal Chemical Company, Inc.	TEST METHOD FOR EVALUATING SOLUBLE POLYMER GROWTH WHEN RECYCLING INHIBITOR STREAMS

167

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Germany	Granted	99951883	8-Oct-1999	69916313.7	7-Apr-2004	Uniroyal Chemical Company, Inc.	THERMOPLASTIC RESINS STABILIZED BY BLENDS OF STERICALLY HINDERED PHENOLS, SECONDARY AMINES, AND THIOETHERS
Germany	Granted	2786411.5	15-Oct-2002	60208924.7	25-Jan-2006	Uniroyal Chemical Company, Inc.	TRI-GLYCERINATE VEGETABLE OIL-SUCCINGHYDRAZIDE ADDITIVES FOR LUBRICANTS
Great Britain	Granted	983908.5	5-Dec-2000	1252209	3-Nov-2004	Uniroyal Chemical Company, Inc.	ANTIOXIDANT AMINES BASED ON N-(4-ANILINOPHENYL) AMIDES
Great Britain	Granted	99920222.9	30-Apr-1999	1087658	21-Jan-2004	Uniroyal Chemical Company, Inc.	BIOLOGICALLY-ACTIVE MICRODISPERSION COMPOSITION
Great Britain	Granted	1987785.1	11-Oct-2001	1326943	25-Jan-2006	Uniroyal Chemical Company, Inc.	C-NITROSOANILINE COMPOUNDS AND THEIR BLENDS AS POLYMERIZATION INHIBITORS
Great Britain	Granted	99971639.2	27-Sep-1999	1124920	9-Jun-2004	Uniroyal Chemical Company, Inc.	CYCLIC THIOUREA ADDITIVES FOR LUBRICANTS
Great Britain	Granted	98902582	19-Jan-1998	956329	15-Nov-2006	Uniroyal Chemical Company, Inc.	DITHIOCARBAMATE DERIVATIVES AND LUBRICANTS CONTAINING SAME
Great Britain	Granted	943172.7	26-Jun-2000	1204728	1-Sep-2004	Uniroyal Chemical Company, Inc.	IMIDAZOLE THIONE ADDITIVES FOR LUBRICANTS

168

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Great Britain	Granted	922009.6	10-Apr-2000	1173514	7-Apr-2004	Uniroyal Chemical Company, Inc.	IMPROVEMENT IN PROCESSING OF COUPLED, FILLED POLYOLEFINS
Great Britain	Granted	1923049.9	2-Apr-2001	1276804	14-Jun-2006	Uniroyal Chemical Company, Inc.	LIQUID ANTIOZONANTS AND RUBBER COMPOSITIONS CONTAINING SAME
Great Britain	Granted	98943518.5	1-Sep-1998	1017280	18-Aug-2004	Uniroyal Chemical Company, Inc.	SEED TREATMENT FUNGICIDES FOR CONTROL OF PLANT DISEASES
Great Britain	Granted	936362.3	26-May-2000	1190247	17-Mar-2004	Uniroyal Chemical Company, Inc.	TEST METHOD FOR EVALUATING SOLUBLE POLYMER GROWTH WHEN RECYCLING INHIBITOR STREAMS
Great Britain	Granted	99951883	8-Oct-1999	1129133	7-Apr-2004	Uniroyal Chemical Company, Inc.	THERMOPLASTIC RESINS STABILIZED BY BLENDS OF STERICALLY HINDERED PHENOLS, SECONDARY AMINES, AND THIOETHERS
Great Britain	Granted	2786411.5	15-Oct-2002	1461403	25-Jan-2006	Uniroyal Chemical Company, Inc.	TRI-GLYCERINATE VEGETABLE OIL-SUCCINGHYDRAZIDE ADDITIVES FOR LUBRICANTS
India	Granted	PCT/2002/01377/MUM	2-Apr-2001	201249	14-Jul-2006	Uniroyal Chemical Company, Inc.	LIQUID ANTIOZONANTS AND RUBBER COMPOSITIONS CONTAINING SAME

169

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
India	Granted	200,100,817	15-Feb-2000	217883	29-Mar-2008	Uniroyal Chemical Company, Inc.	OIL SOLUBLE MOLYBDENUM MULTI-FUNCTIONAL FRICTION MODIFIER ADDITIVES FOR LUBRICANT COMPOSITIONS
India	Granted	114/MUMNP2003	8-Aug-2001	204036	28-Sep-2006	Uniroyal Chemical Company, Inc.	PROCESS FOR PRODUCING LIQUID POLYALPHAOLEFIN POLYMER, METALLOCENE CATALYST THEREFOR, THE RESULTING POLYMER AND LUBRICANT
India	Granted	2002/00647	6-Nov-2000	205613	5-Apr-2007	Uniroyal Chemical Company, Inc.	RUBBER COMPOSITION AND METHOD OF MAKING SAME
Indonesia	Granted	W-00200300747	11-Oct-2001	ID0022110	10-Oct-2008	Uniroyal Chemical Company, Inc.	C-NITROSOANILINE COMPOUNDS AND THEIR BLENDS AS POLYMERIZATION INHIBITORS
Indonesia	Granted	W-00200302152	8-Mar-2002	ID0016801	29-Dec-2005	Uniroyal Chemical Company, Inc.	HIGH FRICTION POLYURETHANE ELASTOMERS HAVING IMPROVED ABRASION RESISTANCE
Indonesia	Granted	W00200200376	2-Aug-2000	ID0014744	29-Nov-2004	Uniroyal Chemical Company, Inc.	INHIBITION OF POLYMERIZATION OF ETHYLENICALLY UNSATURATED MONOMER
Indonesia	Granted	W-00200201248	6-Nov-2000		7-Aug-2006	Uniroyal Chemical Company, Inc.	RUBBER COMPOSITION AND METHOD OF MAKING SAME

170

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Ireland	Granted	99920222.9	30-Apr-1999	1087658	21-Jan-2004	Uniroyal Chemical Company, Inc.	BIOLOGICALLY-ACTIVE MICRODISPERSION COMPOSITION
Ireland	Granted	1987785.1	11-Oct-2001	1326943	25-Jan-2006	Uniroyal Chemical Company, Inc.	C-NITROSOANILINE COMPOUNDS AND THEIR BLENDS AS POLYMERIZATION INHIBITORS
Israel	Granted	126294	13-Mar-1997	126294	31-Dec-2000	Uniroyal Chemical Company, Inc.	PREPARATION OF SUBSTITUTED AROMATIC AMINES
Italy	Granted	91919065.2	30-Sep-1991	553210	19-Jul-1995	Uniroyal Chemical Company, Inc.	BENZOQUINONEIMINES AS VINYL AROMATIC POLYMERIZATION INHIBITORS
Italy	Granted	99920222.9	30-Apr-1999	1087658	21-Jan-2004	Uniroyal Chemical Company, Inc.	BIOLOGICALLY-ACTIVE MICRODISPERSION COMPOSITION
Italy	Granted	2721349.5	11-Mar-2002	1427774	19-Jul-2006	Uniroyal Chemical Company, Inc.	BLENDING OF RUBBER COMPOUNDS, FILLERS AND PLASTICIZERS
Italy	Granted	1987785.1	11-Oct-2001	1326943	25-Jan-2006	Uniroyal Chemical Company, Inc.	C-NITROSOANILINE COMPOUNDS AND THEIR BLENDS AS POLYMERIZATION INHIBITORS
Italy	Granted	922009.6	10-Apr-2000	1173514	7-Apr-2004	Uniroyal Chemical Company, Inc.	IMPROVEMENT IN PROCESSING OF COUPLED, FILLED POLYOLEFINS
Italy	Granted	1923049.9	2-Apr-2001	1276804	14-Jun-2006	Uniroyal Chemical Company, Inc.	LIQUID ANTIOZONANTS AND RUBBER COMPOSITIONS CONTAINING SAME

171

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Italy	Granted	94913370.6	5-Apr-1994	694057	1-Mar-2000	Uniroyal Chemical Company, Inc.	LUBRICANT COMPOSITION CONTAINING ANTIOXIDANT
Italy	Granted	937724.3	24-May-2000	1185501	28-Apr-2004	Uniroyal Chemical Company, Inc.	PREPARATION OF SUBSTITUTED AROMATIC AMINES
Italy	Granted	98943518.5	1-Sep-1998	1017280	18-Aug-2004	Uniroyal Chemical Company, Inc.	SEED TREATMENT FUNGICIDES FOR CONTROL OF PLANT DISEASES
Italy	Granted	94909541.8	2-Feb-1994	686172	8-Nov-2000	Uniroyal Chemical Company, Inc.	STABILIZED POLYETHER POLYOL AND POLYURETHANE FOAM OBTAINED THEREFROM
Italy	Granted	936362.3	26-May-2000	1190247	17-Mar-2004	Uniroyal Chemical Company, Inc.	TEST METHOD FOR EVALUATING SOLUBLE POLYMER GROWTH WHEN RECYCLING INHIBITOR STREAMS
Italy	Granted	99951883	8-Oct-1999	1129133	7-Apr-2004	Uniroyal Chemical Company, Inc.	THERMOPLASTIC RESINS STABILIZED BY BLENDS OF STERICALLY HINDERED PHENOLS, SECONDARY AMINES, AND THIOETHERS
Japan	Granted	2003-549460	30-Sep-2002	4111918	18-Apr-2008	Uniroyal Chemical Company, Inc.	1,3,4-OXADIAZOLE ADDITIVES FOR LUBRICANTS
Japan	Granted	2004-539751	26-Sep-2002	4027934	19-Oct-2007	Uniroyal Chemical Company, Inc.	ALKYL-SUCCINHYRAZIDE ADDITIVES FOR LUBRICANTS

172

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Japan	Granted	2001-550301	5-Dec-2000	4094850	14-Mar-2008	Uniroyal Chemical Company, Inc.	ANTIOXIDANT AMINES BASED ON N-(4-ANILINOPHENYL) AMIDES
Japan	Granted	2001-541145	13-Nov-2000	4070461	25-Jan-2008	Uniroyal Chemical Company, Inc.	COMPOSITION AND METHOD FOR INHIBITING POLYMERIZATION AND POLYMER GROWTH
Japan	Granted	514108/93	26-Jan-1993	2568804	3-Oct-1996	Uniroyal Chemical Company, Inc.	COMPOSITION AND METHOD FOR PROTECTING PLANTS FROM PHYTOPATHOGENIC FUNGI
Japan	Granted	2000-603330	27-Sep-1999	3602057	1-Oct-2004	Uniroyal Chemical Company, Inc.	CYCLIC THIOUREA ADDITIVES FOR LUBRICANTS
Japan	Granted	2001-512815	26-Jun-2000	3523235	20-Feb-2004	Uniroyal Chemical Company, Inc.	IMIDAZOLE THIONE ADDITIVES FOR LUBRICANTS
Japan	Granted	2000-612370	10-Apr-2000	4057245	21-Dec-2007	Uniroyal Chemical Company, Inc.	IMPROVEMENT IN PROCESSING OF COUPLED, FILLED POLYOLEFINS IMPROVEMENT IN PROCESSING OF COUPLED, FILLED POLYOLEFINS
Japan	Granted	2001-517637	2-Aug-2000	4083429	22-Feb-2008	Uniroyal Chemical Company, Inc.	INHIBITION OF POLYMERIZATION OF ETHYLENICALLY UNSATURATED MONOMER

173

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Japan	Granted	2001-578539	2-Apr-2001	3987726	20-Jul-2007	Uniroyal Chemical Company, Inc.	LIQUID ANTIOZONANTS AND RUBBER COMPOSITIONS CONTAINING SAME
Japan	Granted	533239/98	23-Jan-1998	3332935	26-Jul-2002	Uniroyal Chemical Company, Inc.	LUBRICANTS CONTAINING ASHLESS ANTIWEAR-DISPERSANT ADDITIVE HAVING VISCOSITY INDEX IMPROVER CREDIT
Japan	Granted	2003-552704	13-Nov-2002	4141958	20-Jun-2008	Uniroyal Chemical Company, Inc.	METHOD OF PREPARING HYDROXYALKYL HINDERED PHENOLIC ANTIOXIDANTS
Japan	Granted	2001-580192	3-Apr-2001	3898053	5-Jan-2007	Uniroyal Chemical Company, Inc.	NITROAROMATIC SOLUBILIZER FOR NITROXYLS IN AROMATIC SOLVENTS
Japan	Granted	2000-605702	15-Feb-2000	3544946	16-Apr-2004	Uniroyal Chemical Company, Inc.	OIL SOLUBLE MOLYBDENUM MULTI-FUNCTIONAL FRICTION MODIFIER ADDITIVES FOR LUBRICANT COMPOSITIONS
Japan	Granted	533240/98	23-Jan-1998	3324764	5-Jul-2002	Uniroyal Chemical Company, Inc.	PHENOLIC BORATES FOR USE AS A LUBRICANT ADDITIVE
Japan	Granted	50225/89	3-Mar-1989	1897076	23-Jan-1995	Uniroyal Chemical Company, Inc.	PHENYLENEDIAMINES AS HIGH STABILIZERS
Japan	Granted	532646/97	3-Mar-1997	3157841	9-Feb-2001	Uniroyal Chemical Company, Inc.	POLYMERIZATION INHIBITOR COMPOSITION

174

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Japan	Granted	519289/93	13-Apr-1993	2804372	17-Jul-1998	Uniroyal Chemical Company, Inc.	POLYMERIZATION INHIBITOR FOR VINYL AROMATICS
Japan	Granted	184087/92	10-Jul-1992	2032114	19-Mar-1996	Uniroyal Chemical Company, Inc.	POLYMERIZATION INHIBITORS FOR ACRYLIC ACIDS AND ESTERS
Japan	Granted	536204/97	13-Mar-1997	3200441	15-Jun-2001	Uniroyal Chemical Company, Inc.	PREPARATION OF SUBSTITUTED AROMATIC AMINES
Japan	Granted	2002-519521	8-Aug-2001	4074191	1-Feb-2008	Uniroyal Chemical Company, Inc.	PROCESS FOR PRODUCING LIQUID POLYALPHAOLEFIN POLYMER, METALLOCENE CATALYST THEREFOR, THE RESULTING POLYMER AND LUBRICANT
Japan	Granted	2000-513840	1-Sep-1998	3803028	12-May-2006	Uniroyal Chemical Company, Inc.	PROCESS FOR THE PREPARATION OF IMIDAZOLINE NITROXYL
Japan	Granted	2002-516233	19-Jul-2001	3919659	23-Feb-2007	Uniroyal Chemical Company, Inc.	RECYCLE OF NITROXYL-CONTAINING STREAMS AT LOW TEMPERATURE
Japan	Granted	500583/98	9-May-1997	3183519	27-Apr-2001	Uniroyal Chemical Company, Inc.	REMOVAL OF UNREACTED DIISOCYANATE MONOMER FROM POLYURETHANE POLYMERS

175

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Japan	Granted	539609/98	2-Mar-1998	3282830	1-Mar-2002	Uniroyal Chemical Company, Inc.	SUBSTITUTED TETRAHYDROPYRIMIDINE DERIVATIVES AND THEIR USE AS POLYMERIZATION INHIBITORS FOR VINYL AROMATIC COMPOUNDS
Japan	Granted	244905/89	20-Sep-1989	2625213	11-Apr-1997	Uniroyal Chemical Company, Inc.	SUBSTITUTED TRIAZINES
Japan	Granted	2000-581086	8-Oct-1999	4148645	4-Jul-2008	Uniroyal Chemical Company, Inc.	THERMOPLASTIC RESINS STABILIZED BY BLENDS OF STERICALLY HINDERED PHENOLS, SECONDARY AMINES, AND THIOETHERS
Malaysia	Granted	8900003	3-Jan-1989	MY104,385A	31-Mar-1994	Uniroyal Chemical Company, Inc.	HETEROCYCLIC QUINOXALINYLOXYPHENYLOXYPROPANOATE HERBICIDES
Malaysia	Granted	PI20003714	14-Aug-2000	MY-128862-A	28-Feb-2007	Uniroyal Chemical Company, Inc.	INHIBITION OF POLYMERIZATION OF ETHYLENICALLY UNSATURATED MONOMERS
Mexico	Granted	2002/006543	5-Dec-2000	237319	30-May-2006	Uniroyal Chemical Company, Inc.	ANTIOXIDANT AMINES BASED ON N-(4-ANILINOPHENYL) AMIDES
Mexico	Granted	9101669	18-Oct-1991	181695	22-May-1996	Uniroyal Chemical Company, Inc.	BENZOQUINONEIMINES AS VINYL AROMATIC POLYMERIZATION INHIBITORS

176

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Mexico	Granted	2001/004445	1-Nov-1999	229671	4-Aug-2005	Uniroyal Chemical Company, Inc.	BLENDING OF POLYMERIC MATERIALS AND FILLERS
Mexico	Granted	2004/002406	11-Mar-2002	254967	26-Feb-2008	Uniroyal Chemical Company, Inc.	BLENDING OF RUBBER COMPOUNDS, FILLERS AND PLASTICIZERS
Mexico	Granted	2003/003314	11-Oct-2001	231754	1-Nov-2005	Uniroyal Chemical Company, Inc.	C-NITROSOANILINE COMPOUNDS AND THEIR BLENDS AS POLYMERIZATION INHIBITORS
Mexico	Granted	2002/005502	13-Nov-2000	261401	15-Oct-2008	Uniroyal Chemical Company, Inc.	COMPOSITION AND METHOD FOR INHIBITING POLYMERIZATION AND POLYMER GROWTH
Mexico	Granted	2001/007107	15-Dec-1999	220508	21-May-2004	Uniroyal Chemical Company, Inc.	IN SITU PREPARATION OF BIS(BENZOTHIAZOLESULFEN) AMIDE IN A POLYMERIC MATRIX
Mexico	Granted	2002/001651	2-Aug-2000	228619	21-Jun-2005	Uniroyal Chemical Company, Inc.	INHIBITION OF POLYMERIZATION OF ETHYLENICALLY UNSATURATED MONOMER
Mexico	Granted	2002/007029	5-Dec-2000	226175	8-Feb-2005	Uniroyal Chemical Company, Inc.	INHIBITION OF POLYMERIZATION OF UNSATURATED MONOMERS
Mexico	Granted	2002/010812	3-Apr-2001	232778	9-Dec-2005	Uniroyal Chemical Company, Inc.	NITROAROMATIC SOLUBILIZER FOR NITROXYLS IN AROMATIC SOLVENTS

177

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Mexico	Granted	2001/012910	24-May-2000	221648	23-Jul-2004	Uniroyal Chemical Company, Inc.	PREPARATION OF SUBSTITUTED AROMATIC AMINES
Mexico	Granted	2002/001101	18-Jul-2000	226214	10-Feb-2005	Uniroyal Chemical Company, Inc.	PROCESS FOR MAKING N-ALKYL BIS (THIAZOLYL) SULFENIMIDES
Mexico	Granted	2003/001289	8-Aug-2001	235239	27-Mar-2006	Uniroyal Chemical Company, Inc.	PROCESS FOR PRODUCING LIQUID POLYALPHAOLEFIN POLYMER, METALLOCENE CATALYST THEREFOR, THE RESULTING POLYMER AND LUBRICANT
Mexico	Granted	2003/000990	19-Jul-2001	246121	31-May-2007	Uniroyal Chemical Company, Inc.	RECYCLE OF NITROXYL-CONTAINING STREAMS AT LOW TEMPERATURE
Mexico	Granted	2002/009583	30-Jan-2001	245541	30-Apr-2007	Uniroyal Chemical Company, Inc.	ROTATIONAL CASTING METHOD FOR COATING A FLEXIBLE SUBSTRATE AND RESULTING COATED FLEXIBLE ARTICLE
Mexico	Granted	963197	25-Jan-1995	197764	27-Jul-2000	Uniroyal Chemical Company, Inc.	RUBBER COMPOUNDING FORMULATION AND METHOD
Mexico	Granted	9205120	8-Sep-1992	181142	22-Mar-1996	Uniroyal Chemical Company, Inc.	STABILIZATION OF POLYOXYALKYLENE POLYETHER POLYOLS

178

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Mexico	Granted	9101321	27-Sep-1991	178836	21-Jul-1995	Uniroyal Chemical Company, Inc.	STABILIZATION OF POLYPOLS WITH LIQUID ANTISCORCH COMPOSITION
Mexico	Granted	3122	29-Sep-1998	212349	19-Dec-2002	Uniroyal Chemical Company, Inc.	STABILIZED POLYETHER POLYOL AND POLYURETHANE FOAM OBTAINED THREFROM
Netherlands	Granted	91919065.2	30-Sep-1991	553210	19-Jul-1995	Uniroyal Chemical Company, Inc.	BENZOQUINONEIMINES AS VINYL AROMATIC POLYMERIZATION INHIBITORS
Netherlands	Granted	99920222.9	30-Apr-1999	1087658	21-Jan-2004	Uniroyal Chemical Company, Inc.	BIOLOGICALLY-ACTIVE MICRODISPERSION COMPOSITION
Netherlands	Granted	1987785.1	11-Oct-2001	1326943	25-Jan-2006	Uniroyal Chemical Company, Inc.	C-NITROSOANILINE COMPOUNDS AND THEIR BLENDS AS POLYMERIZATION INHIBITORS
Netherlands	Granted	922009.6	10-Apr-2000	1173514	7-Apr-2004	Uniroyal Chemical Company, Inc.	IMPROVEMENT IN PROCESSING OF COUPLED, FILLED POLYOLEFINS
Netherlands	Granted	952395.2	2-Aug-2000	1206507	20-Oct-2004	Uniroyal Chemical Company, Inc.	INHIBITION OF POLYMERIZATION OF ETHYLENICALLY UNSATURATED MONOMERS
Netherlands	Granted	1924585.1	3-Apr-2001	1278712	21-Sep-2005	Uniroyal Chemical Company, Inc.	NITROAROMATIC SOLUBILIZER FOR NITROXYLS IN AROMATIC SOLVENTS

179

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Netherlands	Granted	93909517	13-Apr-1993	637294	29-Jul-1998	Uniroyal Chemical Company, Inc.	POLYMERIZATION INHIBITOR FOR VINYL AROMATICS
Netherlands	Granted	98943518.5	1-Sep-1998	1017280	18-Aug-2004	Uniroyal Chemical Company, Inc.	SEED TREATMENT FUNGICIDES FOR CONTROL OF PLANT DISEASES
Netherlands	Granted	94909541.8	2-Feb-1994	686172	8-Nov-2000	Uniroyal Chemical Company, Inc.	STABILIZED POLYETHER POLYOL AND POLYURETHANE FOAM OBTAINED THEREFROM
Netherlands	Granted	936362.3	26-May-2000	1190247	17-Mar-2004	Uniroyal Chemical Company, Inc.	TEST METHOD FOR EVALUATING SOLUBLE POLYMER GROWTH WHEN RECYCLING INHIBITOR STREAMS
Netherlands	Granted	99951883	8-Oct-1999	1129133	7-Apr-2004	Uniroyal Chemical Company, Inc.	THERMOPLASTIC RESINS STABILIZED BY BLENDS OF STERICALLY HINDERED PHENOLS, SECONDARY AMINES, AND THIOETHERS
Philippines	Granted	37047	10-Jun-1988	25129	19-Feb-1991	Uniroyal Chemical Company, Inc.	PROCESS FOR THE SELECTIVE REDUCTION OF 2-QUINOXALINE-4-OXIDES
Poland	Granted	277055	5-Jan-1989	153976	10-Dec-1990	Uniroyal Chemical Company, Inc.	HETEROCYCLIC QUINOXALINYLOXYPHENYLOXYPROPANOATE HERBICIDES
Republic of Korea	Granted	701069/93	30-Sep-1991	215505	24-May-1999	Uniroyal Chemical Company, Inc.	BENZOQUINONEIMINES AS VINYL AROMATIC POLYMERIZATION INHIBITORS

180

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Republic of Korea	Granted	7005217/2003	2-Oct-2001	10-0812038	3-Mar-2008	Uniroyal Chemical Company, Inc.	BLENDS OF QUINONE ALKIDE AND NITROXYL COMPOUNDS AS POLYMERIZATION INHIBITORS
Republic of Korea	Granted	7005294/2003	11-Oct-2001	10-0815329	13-Mar-2008	Uniroyal Chemical Company, Inc.	C-NITROSOANILINE COMPOUNDS AND THEIR BLENDS AS POLYMERIZATION INHIBITORS
Republic of Korea	Granted	7007007/2002	13-Nov-2000	10-0763663	27-Sep-2007	Uniroyal Chemical Company, Inc.	COMPOSITION AND METHOD FOR INHIBITING POLYMERIZATION AND POLYMER GROWTH
Republic of Korea	Granted	17741/88	29-Dec-1988	120267	14-Aug-1997	Uniroyal Chemical Company, Inc.	HETEROCYCLIC QUINOXALINYLOXYPHENYLOXYPROPANOATE HERBICIDES
Republic of Korea	Granted	7013264/2003	8-Mar-2002	10-0839303	11-Jun-2008	Uniroyal Chemical Company, Inc.	HIGH FRICTION POLYURETHANE ELASTOMERS HAVING IMPROVED ABRASION RESISTANCE
Republic of Korea	Granted	7001664/2002	2-Aug-2000	10-0694450	6-Mar-2007	Uniroyal Chemical Company, Inc.	INHIBITION OF POLYMERIZATION OF ETHYLENICALLY UNSATURATED MONOMER
Republic of Korea	Granted	7009091/2002	5-Dec-2000	10-0727222	4-Jun-2007	Uniroyal Chemical Company, Inc.	INHIBITION OF POLYMERIZATION OF UNSATURATED MONOMERS

181

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Republic of Korea	Granted	7014561/2002	3-Apr-2001	10-0879678	13-Jan-2009	Uniroyal Chemical Company, Inc.	NITROAROMATIC SOLUBILIZER FOR NITROXYLS IN AROMATIC SOLVENTS
Republic of Korea	Granted	7011668/2001	15-Feb-2000	10-0640453	24-Oct-2006	Uniroyal Chemical Company, Inc.	OIL SOLUBLE MOLYBDENUM MULTI-FUNCTIONAL FRICTION MODIFIER ADDITIVES FOR LUBRICANT COMPOSITIONS
Republic of Korea	Granted	703707/94	13-Apr-1993	353264	5-Sep-2002	Uniroyal Chemical Company, Inc.	POLYMERIZATION INHIBITOR FOR VINYL AROMATICS
Republic of Korea	Granted	7016795/2004	19-Oct-2004	497955	20-Jun-2005	Uniroyal Chemical Company, Inc.	PREPARATION OF SUBSTITUTED AROMATIC AMINES
Republic of Korea	Granted	2002-7005771	6-Nov-2000	705989	4-Apr-2007	Uniroyal Chemical Company, Inc.	RUBBER COMPOSITION AND METHOD OF MAKING SAME
Republic of Korea	Granted	704056/96	25-Jan-1995	320064	24-Dec-2001	Uniroyal Chemical Company, Inc.	RUBBER COMPOUNDING FORMULATION AND METHOD
Singapore	Granted	200301556-7	11-Oct-2001	95753	29-Jul-2005	Uniroyal Chemical Company, Inc.	C-NITROSOANILINE COMPOUNDS AND THEIR BLENDS AS POLYMERIZATION INHIBITORS
Singapore	Granted	200102723-4	19-Nov-1999	80846	31-Jul-2003	Uniroyal Chemical Company, Inc.	LUBRICANT COMPOSITIONS COMPRISING MULTIPLE ANTIOXIDANTS

182

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Singapore	Granted	200403347-8	13-Nov-2002	104774	30-Jun-2006	Uniroyal Chemical Company, Inc.	METHOD OF PREPARING HYDROXYALKYL HINDERED PHENOLIC ANTIOXIDANTS
Singapore	Granted	200206576-1	3-Apr-2001	92838	30-Nov-2004	Uniroyal Chemical Company, Inc.	NITROAROMATIC SOLUBILIZER FOR NITROXYLS IN AROMATIC SOLVENTS
Singapore	Granted	200105561-5	15-Feb-2000	83479	30-Sep-2003	Uniroyal Chemical Company, Inc.	OIL SOLUBLE MOLYBDENUM MULTI-FUNCTIONAL FRICTION MODIFIER ADDITIVES FOR LUBRICANT COMPOSITIONS
Singapore	Granted	200403438-5	6-Nov-2002	104813	30-Jun-2006	Uniroyal Chemical Company, Inc.	PROCESS FOR THE OLIGOMERIZATION OF A-OLEFINS HAVING LOW UNSATURATION, THE RESULTING POLYMERS, AND LUBRICANTS CONTAINING SAME
Singapore	Granted	9600820.6	2-Feb-1994	71646	24-Oct-2000	Uniroyal Chemical Company, Inc.	STABILIZED POLYETHER POLYOL AND POLYURETHANE FOAM OBTAINED THEREFROM
Slovak Republic	Granted	PV1808-2001	24-May-2000	285493	20-Dec-2006	Uniroyal Chemical Company, Inc.	PREPARATION OF SUBSTITUTED AROMATIC AMINES
South Africa	Granted	2003/8187	8-Mar-2002	2003/8187	24-Nov-2004	Uniroyal Chemical Company, Inc.	HIGH FRICTION POLYURETHANE ELASTOMERS HAVING IMPROVED ABRASION RESISTANCE

183

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Spain	Granted	91919065.2	30-Sep-1991	553210	19-Jul-1995	Uniroyal Chemical Company, Inc.	BENZOQUINONEIMINES AS VINYL AROMATIC POLYMERIZATION INHIBITORS
Spain	Granted	2721349.5	11-Mar-2002	1427774	19-Jul-2006	Uniroyal Chemical Company, Inc.	BLENDING OF RUBBER COMPOUNDS, FILLERS AND PLASTICIZERS
Spain	Granted	1987785.1	11-Oct-2001	1326943	25-Jan-2006	Uniroyal Chemical Company, Inc.	C-NITROSOANILINE COMPOUNDS AND THEIR BLENDS AS POLYMERIZATION INHIBITORS
Spain	Granted	97924800.2	23-May-1997	910366	13-Nov-2002	Uniroyal Chemical Company, Inc.	METHOD FOR PREVENTING THE TRANSMISSION OF HIV TO UNINFECTED CELLS
Spain	Granted	948735.6	18-Jul-2000	1200420	18-Jan-2006	Uniroyal Chemical Company, Inc.	PROCESS FOR MAKING N-ALKYL BIS (THIAZOLYL) SULFENIMIDES
Spain	Granted	98949599.9	29-Sep-1998	1023377	3-Dec-2003	Uniroyal Chemical Company, Inc.	STABILIZED POLYETHER POLYOL AND POLYURETHANE FOAM OBTAINED THREFROM
Spain	Granted	98908819	2-Mar-1998	968192	18-Feb-2004	Uniroyal Chemical Company, Inc.	SUBSTITUTED TETRAHYDROPYRIMIDINE DERIVATIVES AND THEIR USE AS POLYMERIZATION INHIBITORS FOR VINYL AROMATIC COMPOUNDS

184

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Spain	Granted	936362.3	26-May-2000	1190247	17-Mar-2004	Uniroyal Chemical Company, Inc.	TEST METHOD FOR EVALUATING SOLUBLE POLYMER GROWTH WHEN RECYCLING INHIBITOR STREAMS
Spain	Granted	99951883	8-Oct-1999	1129133	7-Apr-2004	Uniroyal Chemical Company, Inc.	THERMOPLASTIC RESINS STABILIZED BY BLENDS OF STERICALLY HINDERED PHENOLS, SECONDARY AMINES, AND THIOETHERS
Sweden	Granted	99920222.9	30-Apr-1999	1087658	21-Jan-2004	Uniroyal Chemical Company, Inc.	BIOLOGICALLY-ACTIVE MICRODISPERSION COMPOSITION
Sweden	Granted	99951883	8-Oct-1999	1129133	7-Apr-2004	Uniroyal Chemical Company, Inc.	THERMOPLASTIC RESINS STABILIZED BY BLENDS OF STERICALLY HINDERED PHENOLS, SECONDARY AMINES, AND THIOETHERS
Switzerland	Granted	99920222.9	30-Apr-1999	1087658	21-Jan-2004	Uniroyal Chemical Company, Inc.	BIOLOGICALLY-ACTIVE MICRODISPERSION COMPOSITION
Switzerland	Granted	99951883	8-Oct-1999	1129133	7-Apr-2004	Uniroyal Chemical Company, Inc.	THERMOPLASTIC RESINS STABILIZED BY BLENDS OF STERICALLY HINDERED PHENOLS, SECONDARY AMINES, AND THIOETHERS

185

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Taiwan	Granted	90125550	16-Oct-2001	NI-180540	23-Oct-2003	Uniroyal Chemical Company, Inc.	C-NITROSOANILINE COMPOUNDS AND THEIR BLENDS AS POLYMERIZATION INHIBITORS
Taiwan	Granted	89125330	29-Nov-2000	I259185	1-Aug-2006	Uniroyal Chemical Company, Inc.	COMPOSITION AND METHOD FOR INHIBITING POLYMERIZATION AND POLYMER GROWTH
Taiwan	Granted	89116233	11-Aug-2000	I252864	11-Apr-2006	Uniroyal Chemical Company, Inc.	INHIBITION OF POLYMERIZATION OF ETHYLENICALLY UNSATURATED MONOMERS
Taiwan	Granted	90109282	18-Apr-2001	I229106	11-Mar-2005	Uniroyal Chemical Company, Inc.	LIQUID ANTIOZONANTS AND RUBBER COMPOSITIONS CONTAINING SAME
Taiwan	Granted	90109046	16-Apr-2001	NI-175306	30-Jul-2003	Uniroyal Chemical Company, Inc.	NITROAROMATIC SOLUBILIZER FOR NITROXYLS IN AROMATIC SOLVENTS
Taiwan	Granted	82103028	20-Apr-1993	NI-072468	22-Nov-1995	Uniroyal Chemical Company, Inc.	POLYMERIZATION INHIBITOR FOR VINYL AROMATICS
Taiwan	Granted	90118803	1-Aug-2001	NI-196027	26-May-2004	Uniroyal Chemical Company, Inc.	RECYCLE OF NITROXYL-CONTAINING STREAMS AT LOW TEMPERATURE
Taiwan	Granted	84100906	28-Jan-1995	NI-081819	24-Feb-1997	Uniroyal Chemical Company, Inc.	RUBBER COMPOUNDING FORMULATION AND METHOD

186

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Taiwan	Granted	89111046	7-Jun-2000	I254051	1-May-2006	Uniroyal Chemical Company, Inc.	TEST METHOD FOR EVALUATING SOLUBLE POLYMER GROWTH WHEN RECYCLING INHIBITOR STREAMS
Taiwan	Granted	89115039	27-Jul-2000	NI-203598	6-Oct-2004	Uniroyal Chemical Company, Inc.	THE PROCESS FOR MAKING N-ALKYL BIS (THIAZOLYL) SULFENIMIDES
Thailand	Granted	42671	9-Mar-1998	20899	16-Nov-2006	Uniroyal Chemical Company, Inc.	SUBSTITUTED TETRAHYDROPYRIMIDINE DERIVATIVES AND THEIR USE AS POLYMERIZATION INHIBITORS FOR VINYL AROMATIC COMPOUNDS
United States	Granted	09/996775	30-Nov-2001	6566311	20-May-2003	Uniroyal Chemical Company, Inc.	1,3,4-OXADIAZOLE ADDITIVES FOR LUBRICANTS
United States	Granted	959,507	9-Oct-1992	5,326,828	5-Jul-1994	Uniroyal Chemical Company, Inc.	A TETRABENZYLTHIURAM DISULFIDE/UREA CURED ELASTOMERIC COMPOSITION
United States	Granted	09/996774	30-Nov-2001	6706671	16-Mar-2004	Uniroyal Chemical Company, Inc.	ALKYL-SUCCINHYDRAZIDE ADDITIVES FOR LUBRICANTS
United States	Granted	10/168405	5-Dec-2000	6916767	12-Jul-2005	Uniroyal Chemical Company, Inc.	ANTIOXIDANT AMINES BASED ON N-(4-ANILINOPHENYL) AMIDES

187

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
United States	Granted	693863	1-May-1991	5164396	17-Nov-1992	Uniroyal Chemical Company, Inc.	BARBITURIC ACID DERIVATIVES HAVING INSECTICIDAL ACTIVITY
United States	Granted	276,685	18-Jul-1994	6039895	21-Mar-2000	Uniroyal Chemical Company, Inc.	BENZOQUINONEIMINES AS VINYL AROMATIC POLYMERIZATION INHIBITORS
United States	Granted	09/461146	14-Dec-1999	6222080	24-Apr-2001	Uniroyal Chemical Company, Inc.	BENZOQUINONEIMINES AS VINYL AROMATIC POLYMERIZATION INHIBITORS
United States	Granted	08/863387	27-May-1997	6057370	2-May-2000	Uniroyal Chemical Company, Inc.	BENZOYLUREA INSECTICIDES ON GENE-MODIFIED BT COTTON
United States	Granted	09/646841	1-Nov-1999	6686410	3-Feb-2004	Uniroyal Chemical Company, Inc.	BLENDING OF POLYMERIC MATERIALS AND FILLERS
United States	Granted	09/951018	12-Sep-2001	7153895	26-Dec-2006	Uniroyal Chemical Company, Inc.	BLENDING OF RUBBER COMPOUNDS, FILLERS AND PLASTICIZERS
United States	Granted	10/363970	2-Oct-2001	7045647	16-May-2006	Uniroyal Chemical Company, Inc.	BLENDS OF QUINONE ALKIDE AND NITROXYL COMPOUNDS AS POLYMERIZATION INHIBITORS
United States	Granted	11/370691	7-Mar-2006	7473795	6-Jan-2009	Uniroyal Chemical Company, Inc.	BLENDS OF QUINONE ALKIDE AND NITROXYL COMPOUNDS AS POLYMERIZATION INHIBITORS
United States	Granted	09/403482	13-May-1998	6245712	12-Jun-2001	Uniroyal Chemical Company, Inc.	CHEMICAL PINCHING METHOD AND COMPOSITION

188

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
United States	Granted	496,483	20-Mar-1990	5,126,385	30-Jun-1992	Uniroyal Chemical Company, Inc.	CHLOROPYRIMIDINES AND CHLOROTRIAZINES AS RUBBER-TO-METAL ADHESION PROMOTERS
United States	Granted	09/333306	14-Jun-1999	6174984	16-Jan-2001	Uniroyal Chemical Company, Inc.	CLEAR, RESILIENT POLYURETHANE ELASTOMERS
United States	Granted	10/030991	11-Oct-2001	6685823	3-Feb-2004	Uniroyal Chemical Company, Inc.	C-NITROSOANILINE COMPOUNDS AND THEIR BLENDS AS POLYMERIZATION INHIBITORS
United States	Granted	10/703592	10-Nov-2003	6899806	31-May-2005	Uniroyal Chemical Company, Inc.	C-NITROSOANILINE COMPOUNDS AND THEIR BLENDS AS POLYMERIZATION INHIBITORS
United States	Granted	10/703580	10-Nov-2003	6902663	7-Jun-2005	Uniroyal Chemical Company, Inc.	C-NITROSOANILINE COMPOUNDS AND THEIR BLENDS AS POLYMERIZATION INHIBITORS
United States	Granted	10/703581	10-Nov-2003	7022220	4-Apr-2006	Uniroyal Chemical Company, Inc.	C-NITROSOANILINE COMPOUNDS AND THEIR BLENDS AS POLYMERIZATION INHIBITORS
United States	Granted	439,117	17-Nov-1989	4,962,916	16-Oct-1990	Uniroyal Chemical Company, Inc.	COMPRESSION SPRING
United States	Granted	09/173888	16-Oct-1998	5935913	10-Aug-1999	Uniroyal Chemical Company, Inc.	CYCLIC THIOUREA ADDITIVES FOR LUBRICANTS

189

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
United States	Granted	08/794112	3-Feb-1997	5686397	11-Nov-1997	Uniroyal Chemical Company, Inc.	DITHIOCARBAMATE DERIVATIVES AND LUBRICANTS CONTAINING SAME
United States	Granted	08/782203	10-Jan-1997	5789357	4-Aug-1998	Uniroyal Chemical Company, Inc.	DITHIOCARBAMYL CARBOSYLIC ACIDS AND THEIR USE AS MULTIFUNCTIONAL ADDITIVES FOR LUBRICATING OILS
United States	Granted	09/023885	13-Feb-1998	5872286	16-Feb-1999	Uniroyal Chemical Company, Inc.	DITHIOCARBAMYL CARBOSYLIC ACIDS AND THEIR USE AS MULTIFUNCTIONAL ADDITIVES FOR LUBRICATING OILS
United States	Granted	09/149641	8-Sep-1998	6117826	12-Sep-2000	Uniroyal Chemical Company, Inc.	DITHIOCARBAMYL DERIVATIVES USEFUL AS LUBRICANT ADDITIVES
United States	Granted	09/486903	18-Sep-1998	6376430	23-Apr-2002	Uniroyal Chemical Company, Inc.	ENHANCEMENT OF SEED YIELD OF SOYBEANS BY A SUBSTITUTED BENZOYL UREA
United States	Granted	09/514701	28-Feb-2000	6242385	5-Jun-2001	Uniroyal Chemical Company, Inc.	ENHANCEMENT OF SEED/FRUIT/NUT YIELDS FROM FLOWERING PLANTS
United States	Granted	686,102	16-Apr-1991	5,112,933	12-May-1992	Uniroyal Chemical Company, Inc.	ETHER-BASED POLYURETHANE ELEVATOR SHEAVE LINER
United States	Granted	08/464439	5-Jun-1995	5574056	12-Nov-1996	Uniroyal Chemical Company, Inc.	FUNGICIDAL AZOLE DERIVATIVES

190

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
United States	Granted	865,059	8-Apr-1992	5212197	18-May-1993	Uniroyal Chemical Company, Inc.	FUNGICIDALLY ACTIVE PYRAZOLE COMPOUNDS
United States	Granted	876,614	30-Apr-1992	5,319,102	7-Jun-1994	Uniroyal Chemical Company, Inc.	HETEROCYCLIC-ALKLENEQUINOXALINYLOXYPHENOXY- PROPANOATE HERBICIDES
United States	Granted	378,357	11-Jul-1989	5,120,348	9-Jun-1992	Uniroyal Chemical Company, Inc.	HETEROCYCLIC-ALKYLENEQUINOXALINYLOXYPHENOXY- PROPANOATE HERBICIDES
United States	Granted	219,130	29-Mar-1994	5474973	12-Dec-1995	Uniroyal Chemical Company, Inc.	HETEROCYCLIC-ALKYLENEQUINOXALINYLOXYPHENOXY- PROPANOATE HERBICIDES
United States	Granted	10/091209	4-Mar-2002	6723771	20-Apr-2004	Uniroyal Chemical Company, Inc.	HIGH FRICTION POLYURETHANE ELASTOMERS HAVING IMPROVED ABRASION RESISTANCE
United States	Granted	08/966764	10-Nov-1997	5990258	23-Nov-1999	Uniroyal Chemical Company, Inc.	HIGH RESILIENCE, HIGH CLARITY POLYURETHANE ELASTOMER
United States	Granted	09/393837	10-Sep-1999	6221999	24-Apr-2001	Uniroyal Chemical Company, Inc.	HIGH RESILIENCE, HIGH CLARITY POLYURETHANE ELASTOMER
United States	Granted	09/359229	22-Jul-1999	6187722	13-Feb-2001	Uniroyal Chemical Company, Inc.	IMIDAZOLE THIONE ADDITIVES FOR LUBRICANTS
United States	Granted	562,522	3-Aug-1990	5,120,779	9-Jun-1992	Uniroyal Chemical Company, Inc.	IMPROVED TIRE SIDEWALL

191

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
United States	Granted	09/295191	20-Apr-1999	6288144	11-Sep-2001	Uniroyal Chemical Company, Inc.	IMPROVEMENT IN PROCESSING OF COUPLED, FILLED POLYOLEFINS
United States	Granted	09/228297	12-Jan-1999	6573339	3-Jun-2003	Uniroyal Chemical Company, Inc.	IN SITU PREPARATION OF BIS(BENZOTHIAZOLESULFEN) AMIDE IN A POLYMERIC MATRIX
United States	Granted	676,743	28-Mar-1991	5,107,913	28-Apr-1992	Uniroyal Chemical Company, Inc.	INDUSTRIAL SOLID TIRES
United States	Granted	08/085713	1-Jul-1993	5605657	25-Feb-1997	Uniroyal Chemical Company, Inc.	INDUSTRIAL SOLID TIRES AND METHOD OF MANUFACTURE
United States	Granted	09/375033	16-Aug-1999	6300533	9-Oct-2001	Uniroyal Chemical Company, Inc.	INHIBITION OF POLYMERIZATION OF ETHYLENICALLY UNSATURATED MONOMERS
United States	Granted	09/618581	17-Jul-2000	6403850	11-Jun-2002	Uniroyal Chemical Company, Inc.	INHIBITION OF POLYMERIZATION OF UNSATURATED MONOMERS
United States	Granted	09/916580	30-Jul-2001	6653414	25-Nov-2003	Uniroyal Chemical Company, Inc.	INHIBITION OF POLYMERIZATION OF UNSATURATED MONOMERS
United States	Granted	882,723	7-Jul-1986	5142064	25-Aug-1992	Uniroyal Chemical Company, Inc.	INSECTICIDAL 2,6-DIHALOBENZOYL UREA DERIVATIVES
United States	Granted	892,365	3-Jun-1992	5245071	14-Sep-1993	Uniroyal Chemical Company, Inc.	INSECTICIDAL 2,6-DIHALOBENZOYL UREA DERIVATIVES
United States	Granted	104,645	11-Aug-1993	5342958	30-Aug-1994	Uniroyal Chemical Company, Inc.	INSECTICIDAL 2,6-DIHALOBENZOYL UREA DERIVATIVES

192

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
United States	Granted	199,233	22-Feb-1994	5491168	13-Feb-1996	Uniroyal Chemical Company, Inc.	INSECTICIDE COMPOUNDS FOR AGRICULTURAL AND HORTICULTURAL USE
United States	Granted	08/459196	2-Jun-1995	5534543	9-Jul-1996	Uniroyal Chemical Company, Inc.	INSECTICIDE COMPOUNDS FOR AGRICULTURAL AND HORTICULTURAL USE
United States	Granted	09/552098	19-Apr-2000	6706216	16-Mar-2004	Uniroyal Chemical Company, Inc.	LIQUID ANTIOZONANTS AND RUBBER COMPOSITIONS CONTAINING SAME
United States	Granted	10/054275	22-Oct-2001	6706217	16-Mar-2004	Uniroyal Chemical Company, Inc.	LIQUID ANTIOZONANTS AND RUBBER COMPOSITIONS CONTAINING SAME
United States	Granted	09/976817	12-Oct-2001	6530849	11-Mar-2003	Uniroyal Chemical Company, Inc.	LOW COST, RESILIENT, SHEAR RESISTANT POLYURETHANE ELASTOMERS FOR GOLF BALL COVERS
United States	Granted	430,535	18-Nov-1989	5,077,371	31-Dec-1991	Uniroyal Chemical Company, Inc.	LOW FREE TOLUENE DIISOCYANATE POLYURETHANES
United States	Granted	46,252	13-Apr-1993	5,310,491	10-May-1994	Uniroyal Chemical Company, Inc.	LUBRICANT COMPOSITION CONTAINING ANTIOXIDANT
United States	Granted	09/203894	2-Dec-1998	6726855	27-Apr-2004	Uniroyal Chemical Company, Inc.	LUBRICANT COMPOSITIONS COMPRISING MULTIPLE ANTIOXIDANTS

193

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
United States	Granted	09/453582	2-Dec-1999	RE37105	20-Mar-2001	Uniroyal Chemical Company, Inc.	LUBRICANTS CONTAINING ASHLESS ANTIWEAR-DISPERSANT ADDITIVE HAVING VISCOSITY INDEX IMPROVER CREDIT
United States	Granted	935,663	24-Aug-1992	5,254,709	19-Oct-1993	Uniroyal Chemical Company, Inc.	METHOD FOR PREPARING STERICALLY HINDERED ARYL PHOSPHITES
United States	Granted	09/288350	8-Apr-1999	5990310	23-Nov-1999	Uniroyal Chemical Company, Inc.	METHOD FOR PREPARING SUBSTITUTED TRIAZINES
United States	Granted	09/889250	23-May-1997	6710077	23-Mar-2004	Uniroyal Chemical Company, Inc.	METHOD FOR PREVENTING THE TRANSMISSION OF HIV TO UNINFECTED CELLS
United States	Granted	09/138752	24-Aug-1998	6027769	22-Feb-2000	Uniroyal Chemical Company, Inc.	METHOD FOR PRODUCING CYLINDRICAL OBJECTS OF MULTILAYER DISSIMILAR COMPOSITIONS WITHOUT INTERFACES
United States	Granted	09/084619	26-May-1998	6287483	11-Sep-2001	Uniroyal Chemical Company, Inc.	METHOD FOR STABILIZING UNSATURATED ORGANIC COMPOUNDS FROM POLYMERIZATION
United States	Granted	890,496	28-May-1992	5,208,280	4-May-1993	Uniroyal Chemical Company, Inc.	N-ALKYL-P-QUINONEDIMINO TRIAZINE COMPOUNDS

194

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
United States	Granted	09/564221	3-May-2000	6344560	5-Feb-2002	Uniroyal Chemical Company, Inc.	NITROAROMATIC SOLUBILIZER FOR NITROXYLS IN AROMATIC SOLVENTS
United States	Granted	09/405589	27-Sep-1999	6419214	16-Jul-2002	Uniroyal Chemical Company, Inc.	NON-LINEAR SPRING RATE SWAY BAR BUSHING
United States	Granted	742,957	9-Aug-1991	5,169,430	8-Dec-1992	Uniroyal Chemical Company, Inc.	NOVEL BENEZENESULFONAMIDE DERIVATIVES AND METHODS FOR THEIR PRODUCTION
United States	Granted	09/268130	15-Mar-1999	6103674	15-Aug-2000	Uniroyal Chemical Company, Inc.	OIL SOLUBLE MOLYBDENUM MULTI-FUNCTIONAL FRICTION MODIFIER ADDITIVES FOR LUBRICANT COMPOSITIONS
United States	Granted	08/954773	20-Oct-1997	5834544	10-Nov-1998	Uniroyal Chemical Company, Inc.	ORGANIC MATERIALS STABILIZED BY COMPOUNDS CONTAINING BOTH AMINE AND HINDERED PHENOL FUNCTIONAL FUNCTIONALITIES
United States	Granted	10/007867	13-Nov-2001	6451835	17-Sep-2002	Uniroyal Chemical Company, Inc.	PESTICIDAL FLUOROETHYL PYRAZOLE DERIVATIVES
United States	Granted	08/915762	21-Aug-1997	5872121	16-Feb-1999	Uniroyal Chemical Company, Inc.	PESTICIDAL HYDRAZIDE DERIVATIVES
United States	Granted	08/839694	15-Apr-1997	5917044	29-Jun-1999	Uniroyal Chemical Company, Inc.	PHENOLIC AMIDES AND THEIR USE AS STABILIZERS

195

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
United States	Granted	09/237062	26-Jan-1999	6103776	15-Aug-2000	Uniroyal Chemical Company, Inc.	PHENOLIC AMIDES AND THEIR USE AS STABILIZERS
United States	Granted	08/794110	3-Feb-1997	5698499	16-Dec-1997	Uniroyal Chemical Company, Inc.	PHENOLIC BORATES FOR USE AS A LUBRICANT ADDITIVE
United States	Granted	539,286	18-Jun-1990	5,298,662	29-Mar-1994	Uniroyal Chemical Company, Inc.	PHENYLENEDIAMINES AS HIGH STABILIZERS
United States	Granted	08/615663	13-Mar-1996	5659095	19-Aug-1997	Uniroyal Chemical Company, Inc.	POLYMERIZATION INHIBITOR COMPOSITION
United States	Granted	872,563	23-Apr-1992	5,312,952	17-May-1994	Uniroyal Chemical Company, Inc.	POLYMERIZATION INHIBITOR FOR VINYL AROMATICS
United States	Granted	08/195801	14-Feb-1994	5540861	30-Jul-1996	Uniroyal Chemical Company, Inc.	POLYMERIZATION INHIBITOR FOR VINYL AROMATICS
United States	Granted	08/115388	2-Sep-1993	6210536	3-Apr-2001	Uniroyal Chemical Company, Inc.	POLYMERIZATION INHIBITORS FOR ACRYLIC ACIDS AND ESTERS
United States	Granted	09/073466	6-May-1998	5895689	20-Apr-1999	Uniroyal Chemical Company, Inc.	POLYURETHANE COMPOSITION USEFUL FOR COATING CYLINDRICAL PARTS
United States	Granted	08/643713	6-May-1996	5895806	20-Apr-1999	Uniroyal Chemical Company, Inc.	POLYURETHANE COMPOSITION USEFUL FOR COATING CYLINDRICAL PARTS
United States	Granted	08/758067	27-Nov-1996	6046297	4-Apr-2000	Uniroyal Chemical Company, Inc.	POLYURETHANES CURED WITH 4,4'-METHYLENE-BIS- (3-CHLORO-2,6-DIETHYLANILINE)

196

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
United States	Granted	260,147	15-Jun-1994	5442115	15-Aug-1995	Uniroyal Chemical Company, Inc.	PREPARATION OF ALPHA-CHLOROACETOACETANILDE COMPOUNDS
United States	Granted	08/628181	4-Apr-1996	5728882	17-Mar-1998	Uniroyal Chemical Company, Inc.	PREPARATION OF SUBSTITUTED AROMATIC AMINES
United States	Granted	08/968623	12-Nov-1997	5858321	12-Jan-1999	Uniroyal Chemical Company, Inc.	PREPARATION OF SUBSTITUTED AROMATIC AMINES
United States	Granted	08/816612	13-Mar-1997	5925790	20-Jul-1999	Uniroyal Chemical Company, Inc.	PREPARATION OF SUBSTITUTED AROMATIC AMINES
United States	Granted	09/332304	14-Jun-1999	6069279	30-May-2000	Uniroyal Chemical Company, Inc.	PREPARATION OF SUBSTITUTED AROMATIC AMINES
United States	Granted	09/365295	30-Jul-1999	6180795	30-Jan-2001	Uniroyal Chemical Company, Inc.	PROCESS FOR MAKING N-ALKYL BIS (THIAZOLYL) SULFENIMIDES
United States	Granted	09/090600	4-Jun-1998	5840982	24-Nov-1998	Uniroyal Chemical Company, Inc.	PROCESS FOR PREPARING PARA-PHENYLENEDIAMINE DERIVATIVES
United States	Granted	09/637791	11-Aug-2000	6858767	22-Feb-2005	Uniroyal Chemical Company, Inc.	PROCESS FOR PRODUCING LIQUID POLYALPHAOLEFIN POLYMER, METALLOCENE CATALYST THEREFOR, THE RESULTING POLYMER AND LUBRICANT

197

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
United States	Granted	10/771780	4-Feb-2004	7037974	2-May-2006	Uniroyal Chemical Company, Inc.	PROCESS FOR THE OLIGOMERIZATION OF ALPHA-OLEFINS HAVING LOW UNSATURATION, THE RESULTING POLYMERS, AND LUBRICANTS CONTAINING SAME
United States	Granted	10/014911	14-Dec-2001	6713582	30-Mar-2004	Uniroyal Chemical Company, Inc.	PROCESS FOR THE OLIGOMERIZATION OF A-OLEFINS HAVING LOW UNSATURATION, THE RESULTING POLYMERS, AND LUBRICANTS CONTAINING SAME
United States	Granted	09/185811	4-Nov-1998	6111129	29-Aug-2000	Uniroyal Chemical Company, Inc.	PROCESS FOR THE PREPARATION OF ALKANEDIOL DIAMINOBENZOATES
United States	Granted	08/938895	26-Sep-1997	5849929	15-Dec-1998	Uniroyal Chemical Company, Inc.	PROCESS FOR THE PREPARATION OF IMIDAZOLINE NITROXYL
United States	Granted	318,928	6-Oct-1994	5,420,354	30-May-1995	Uniroyal Chemical Company, Inc.	PROCESS OF PREPARING PARA PHENYLAMINES
United States	Granted	08/318927	6-Oct-1994	5574187	12-Nov-1996	Uniroyal Chemical Company, Inc.	PROCESS OF PREPARING PARA SUBSTITUTED PHENYLAMINES
United States	Granted	08/729703	7-Oct-1996	5689007	18-Nov-1997	Uniroyal Chemical Company, Inc.	PROCESS OF PREPARING PARA SUBSTITUTED PHENYLAMINES

198

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
United States	Granted	08/657135	3-Jun-1996	5703193	30-Dec-1997	Uniroyal Chemical Company, Inc.	REMOVAL OF UNREACTED DIISOCYANATE MONOMER FROM POLYURETHANE POLYMERS
United States	Granted	10/060360	1-Feb-2002	6699957	2-Mar-2004	Uniroyal Chemical Company, Inc.	RESILIENT, SHEAR RESISTANT POLYURETHANE COMPOSITIONS FOR GOLF BALL COVERS
United States	Granted	09/945606	4-Sep-2001	6620875	16-Sep-2003	Uniroyal Chemical Company, Inc.	RUBBER COMPOSITIONS AND METHOD FOR INCREASING THE MOONEY SCORCH VALUE
United States	Granted	09/590320	8-Jun-2000	6753374	22-Jun-2004	Uniroyal Chemical Company, Inc.	RUBBER COMPOSITIONS AND METHOD FOR INCREASING THE MOONEY SCORCH VALUE
United States	Granted	10/819691	7-Apr-2004	7205348	17-Apr-2007	Uniroyal Chemical Company, Inc.	RUBBER COMPOSITIONS AND METHOD OF MAKING SAME
United States	Granted	08/192220	3-Feb-1994	6171517	9-Jan-2001	Uniroyal Chemical Company, Inc.	RUBBER COMPOUNDING FORMULATION AND METHOD
United States	Granted	918,724	21-Jul-1992	5,328,942	12-Jul-1994	Uniroyal Chemical Company, Inc.	SEED FILM COMPOSITIONS
United States	Granted	09/407053	27-Sep-1999	7083165	1-Aug-2006	Uniroyal Chemical Company, Inc.	SIDE BEARING PAD

199

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
United States	Granted	590,104	28-Sep-1990	5,238,606	24-Aug-1993	Uniroyal Chemical Company, Inc.	STABILIZATION OF POLYOLS WITH LIQUID ANTISCORCH
United States	Granted	15,329	9-Feb-1993	5,268,394	7-Dec-1993	Uniroyal Chemical Company, Inc.	STABILIZATION OF POLYOXYALKYLENE POLYETHER POLYOLS
United States	Granted	09/047697	25-Mar-1998	6080929	27-Jun-2000	Uniroyal Chemical Company, Inc.	STABILIZED FILLER COMPOSITIONS FOR CABLE AND WIRE
United States	Granted	23,325	26-Feb-1993	5,269,961	14-Dec-1993	Uniroyal Chemical Company, Inc.	STABILIZED POLYETHER POLYOL AND POLYURETHANE FOAM OBTAINED THEREFROM
United States	Granted	08/329019	25-Oct-1994	5571453	5-Nov-1996	Uniroyal Chemical Company, Inc.	STABILIZED POLYETHER POLYOL AND POLYURETHANE FOAM OBTAINED THEREFROM
United States	Granted	09/486762	29-Sep-1998	6348514	19-Feb-2002	Uniroyal Chemical Company, Inc.	STABILIZED POLYETHER POLYOL AND POLYURETHANE FOAM OBTAINED THEREFROM
United States	Granted	123,622	17-Sep-1993	5,308,884	3-May-1994	Uniroyal Chemical Company, Inc.	STABILIZED POLYURETHANE FOAM OBTAINED THEREFROM
United States	Granted	10/046387	16-Jan-2002	6514911	4-Feb-2003	Uniroyal Chemical Company, Inc.	SUBSTITUTED OXADIAZINES USEFUL AS PESTICIDES

200

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
United States	Granted	08/816630	13-Mar-1997	5847035	8-Dec-1998	Uniroyal Chemical Company, Inc.	SUBSTITUTED TETRAHYDROPYRIMIDINE DERIVATIVES AND THEIR USE AS POLYMERIZATION INHIBITORS FOR VINYL AROMATIC COMPOUNDS COMPOUNDS
United States	Granted	555,206	19-Jul-1990	5,120,844	9-Jun-1992	Uniroyal Chemical Company, Inc.	SUBSTITUTED TRIAZINES
United States	Granted	09/374955	16-Aug-1999	6136951	24-Oct-2000	Uniroyal Chemical Company, Inc.	TEST METHOD FOR EVALUATING INSOLUBLE POLYMER GROWTH
United States	Granted	09/188426	9-Nov-1998	6277907	21-Aug-2001	Uniroyal Chemical Company, Inc.	THERMOPLASTIC RESINS STABILIZED BY BLENDS OF STERICALLY HINDERED PHENOLS, SECONDARY AMINES, AND THIOETHERS
United States	Granted	09/685168	6-Oct-2000	6569927	27-May-2003	Uniroyal Chemical Company, Inc.	THERMOPLASTIC RESINS STABILIZED BY BLENDS OF STERICALLY HINDERED PHENOLS, SECONDARY AMINES, AND LACTONES
United States	Granted	414,807	29-Sep-1989	5,023,292	11-Jun-1991	Uniroyal Chemical Company, Inc.	TIRE COMPOUNDS
United States	Granted	09/996728	30-Nov-2001	6559106	6-May-2003	Uniroyal Chemical Company, Inc.	TRI-GLYCERINATE VEGETABLE OIL-SUCCINHYDRAZIDE ADDITIVES FOR LUBRICANTS

201

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
United States	Granted	08/715904	23-Sep-1996	5714561	3-Feb-1998	Uniroyal Chemical Company, Inc.	WATER-DISPERSIBLE POLYURETHANES
Mexico	Granted	2003/002926	3-Oct-2001	240584	28-Sep-2006	Uniroyal Chemical/U of Connecticut	PROCESS FOR THE SYNTHESIS OF 2,2,6,6-TERAMETHYL-4-
United States	Granted	09/970069	2-Oct-2001	6646127	11-Nov-2003	Uniroyal Chemical/U of Connecticut	PROCESS FOR THE SYNTHESIS OF 2,2,6,6-TETRAMETHYL-4-OXOPIPERIDINE
Belgium	Granted	93913975.4	18-May-1993	642548	1-Jul-1998	Witco Corporation(12)	ELECTRICAL GRADE POLYVINAL CHLORIDE RESIN COMPOSITION STABILIZED WITH A NON-LEAD STABILIZER
Belgium	Granted	91304066.3	7-May-1991	457471	29-Jan-1997	Witco Corporation	POLYMER STABILIZER AND POLYMER COMPOSITION STABILIZED THEREWITH
Belgium	Granted	92302948.2	3-Apr-1992	507602	11-Jun-1997	Witco Corporation	THIOESTER POLYMERIZATION MODIFIERS
Canada	Granted	2214689	8-Mar-1996	2214689	17-Jul-2007	Witco Corporation	ALKYL-THIO-GLYCOLATE PVC STABILIZERS WITH ADDED AROMATIC ETHER ALCOHOL TO PREVENT PRECIPITATION

(12) Company has confirmed that Chemtura Corporation is the beneficial owner of all patents currently held by Witco Corporation.

202

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Canada	Granted	2221558	16-May-1996	2221558	6-Mar-2007	Witco Corporation	ALKYL-TIN PVC STABILIZERS WITH ADDED AROMATIC ETHER ALCOHOL TO PREVENT PRECIPITATION
Canada	Granted	2135883	18-May-1993	2135883	5-Nov-2002	Witco Corporation	ELECTRICAL GRADE POLYVINAL CHLORIDE RESIN COMPOSITION STABILIZED WITH A NON-LEAD STABILIZER
Canada	Granted	2116369	24-Feb-1994	2116369	25-May-1999	Witco Corporation	IMPROVED SULFONATE GREASES
Canada	Granted	2224202	17-Jun-1996	2224202	28-Aug-2007	Witco Corporation	METHOD FOR MAKING OVERBASED PVC STABILIZER
Canada	Granted	2224398	19-Jun-1996	2224398	10-Apr-2007	Witco Corporation	OVERBASED PVC STABILIZER
Canada	Granted	2042158	9-May-1991	2042158	17-Sep-2002	Witco Corporation	POLYMER STABILIZER AND POLYMER COMPOSITION STABILIZED THEREWITH
France	Granted	93913975.4	18-May-1993	642548	1-Jul-1998	Witco Corporation	ELECTRICAL GRADE POLYVINAL CHLORIDE RESIN COMPOSITION STABILIZED WITH A NON-LEAD STABILIZER
France	Granted	91304066.3	7-May-1991	457471	29-Jan-1997	Witco Corporation	POLYMER STABILIZER AND POLYMER COMPOSITION STABILIZED THEREWITH
France	Granted	92302948.2	3-Apr-1992	507602	11-Jun-1997	Witco Corporation	THIOESTER POLYMERIZATION MODIFIERS

203

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Germany	Granted	93913975.4	18-May-1993	69319429.4	1-Jul-1998	Witco Corporation	ELECTRICAL GRADE POLYVINAL CHLORIDE RESIN COMPOSITION STABILIZED WITH A NON-LEAD STABILIZER
Germany	Granted	91304066.3	7-May-1991	69124418.9	29-Jan-1997	Witco Corporation	POLYMER STABILIZER AND POLYMER COMPOSITION STABILIZED THEREWITH
Germany	Granted	91306682.5	23-Jul-1991	69127814.8	1-Oct-1997	Witco Corporation	POLYVINYLCHLORIDE COMPOSITION AND STABILIZERS THEREFORE
Germany	Granted	92302948.2	3-Apr-1992	69220277.3	11-Jun-1997	Witco Corporation	THIOESTER POLYMERIZATION MODIFIERS
Italy	Granted	93913975.4	18-May-1993	642548	1-Jul-1998	Witco Corporation	ELECTRICAL GRADE POLYVINAL CHLORIDE RESIN COMPOSITION STABILIZED WITH A NON-LEAD STABILIZER
Italy	Granted	91304066.3	7-May-1991	457471	29-Jan-1997	Witco Corporation	POLYMER STABILIZER AND POLYMER COMPOSITION STABILIZED THEREWITH
Italy	Granted	92302948.2	3-Apr-1992	507602	11-Jun-1997	Witco Corporation	THIOESTER POLYMERIZATION MODIFIERS
Japan	Granted	503899/1997	17-Jun-1996	4208962	31-Oct-2008	Witco Corporation	METHOD FOR MAKING OVERBASED PVC STABILIZER
Japan	Granted	503903/1997	19-Jun-1996	3605415	8-Oct-2004	Witco Corporation	OVERBASED PVC STABILIZER

204

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Mexico	Granted	99/11134	25-Feb-1999	207690	3-May-2002	Witco Corporation	OVERBASED MAGNESIUM DEPOSIT CONTROL ADDITIVE FOR RESIDUAL FU EL OILS
Mexico	Granted	25827	17-May-1991	183389	27-Nov-1996	Witco Corporation	POLYMER STABILIZER AND POLYMER COMPOSITION STABILIZED THEREWITH
Netherlands	Granted	91304066.3	7-May-1991	457471	29-Jan-1997	Witco Corporation	POLYMER STABILIZER AND POLYMER COMPOSITION STABILIZED THEREWITH
Netherlands	Granted	92302948.2	3-Apr-1992	507602	11-Jun-1997	Witco Corporation	THIOESTER POLYMERIZATION MODIFIERS
Philippines	Granted	1-1995-51429	4-Oct-1995	1-1995-51429	23-Jan-2002	Witco Corporation	HYPO ALLERGENIC COATING COMPOSITION FOR LATEX RUBBER GLOVES.
Republic of Korea	Granted	95-24914	12-Aug-1995	375467	26-Feb-2003	Witco Corporation	HYPO ALLERGENIC COATING COMPOSITION FOR LATEX RUBBER GLOVES.

205

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
Singapore	Granted	9704175	28-Nov-1997	54604	16-Nov-1999	Witco Corporation	FUNCTIONAL GROUP TERMINATED POLYMERS CONTAINING SULFONATE GROUP VIA SULFONATION OF ETHYLENICALLY UNSATURATED POLYMERS
Singapore	Granted	9704174-3	28-Nov-1997	77613	21-Aug-2001	Witco Corporation	FUNCTIONAL GROUP-TERMINATED ARYL-FREE SULFONATED POLYMERS
Singapore	Granted	9905217-7	25-Feb-1999	68521	31-Aug-2005	Witco Corporation	VISCOSITY DRIFT CONTROL IN OVERBASED DETERGENTS
Singapore	Granted	9704204.8	1-Dec-1997	55426	19-Jun-2001	Witco Corporation	WATER-BORNE POLYURETHANES FROM SULFONATE-GRAFTED POLYOLS
Spain	Granted	P9450003	18-May-1993	2078197	24-Jun-1996	Witco Corporation	ELECTRICAL GRADE POLYVINAL CHLORIDE RESIN COMPOSITION STABILIZED WITH A NON-LEAD STABILIZER
Spain	Granted	94301460.5	1-Mar-1994	613940	9-Jun-1999	Witco Corporation	OVERBASED CALCIUM SULFONATE GREASE
United States	Granted	08/401784	10-Mar-1995	5527842	18-Jun-1996	Witco Corporation	ALKYL-THIO-GLYCOLATE PVC STABILIZERS WITH ADDED AROMATIC ETHER ALCOHOL TO PREVENT PRECIPITATION

206

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
United States	Granted	08/457813	1-Jun-1995	5567751	22-Oct-1996	Witco Corporation	ALKYL-TIN PVC STABILIZERS WITH ADDED AROMATIC ETHER ALCOHOL TO PREVENT PRECIPITATION
United States	Granted	08/745005	7-Nov-1996	5659060	19-Aug-1997	Witco Corporation	ARYL FLUOROPHOSPHITES USEFUL AS STABILIZERS IN POLYOLEFINS
United States	Granted	08/819024	17-Mar-1997	5756570	26-May-1998	Witco Corporation	ELECTRICAL GRADE POLYVINYL CHLORIDE RESIN COMPOSITION STABILIZED WITH A NON-LEAD STABILIZER
United States	Granted	08/503886	18-Jul-1995	5741865	21-Apr-1998	Witco Corporation	FATTY ALKYL DIETHANOLAMINES TO STABILIZE THE OPTICAL CLARITY OF POLYOLS CONTAINING ZINK FATTY ACID SALTS
United States	Granted	08/768661	18-Dec-1996	5753774	19-May-1998	Witco Corporation	FUNCTIONAL GROUP TERMINATED POLYMERS CONTAINING SULFONATE GROUP VIA SULFONATION OF ETHYLENICALLY UNSATURATED POLYMERS
United States	Granted	08/768662	18-Dec-1996	5698626	16-Dec-1997	Witco Corporation	FUNCTIONAL GROUP-TERMINATED ARYL-FREE SULFONATED POLYMERS

207

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
United States	Granted	08/566064	1-Dec-1995	5874643	23-Feb-1999	Witco Corporation	HYPOPHOSPHOROUS ACID TO STABILIZE FATTY ALCOHOLS
United States	Granted	25598	3-Mar-1993	5308514	3-May-1994	Witco Corporation	IMPROVED CALCIUM SULFONATE GREASES
United States	Granted	08/850689	2-May-1997	5880189	9-Mar-1999	Witco Corporation	LIQUID PVC STABILIZERS AND LUBRICANTS
United States	Granted	08/646233	13-May-1996	5712320	27-Jan-1998	Witco Corporation	LOW FOGGING POLYESTER POLYURETHANE FOAMS
United States	Granted	08/870968	6-Jun-1997	5888427	30-Mar-1999	Witco Corporation	METHOD FOR MAKING OVERBASED PVC STABILIZER
United States	Granted	609479	5-Nov-1990	5157147	20-Oct-1992	Witco Corporation	METHOD FOR PREPARING MERCAPTOPROPIONIC ACID ESTERS
United States	Granted	08/492629	20-Jun-1995	5872166	16-Feb-1999	Witco Corporation	OVERBASED PVC STABILIZER
United States	Granted	271153	6-Jul-1994	5439602	8-Aug-1995	Witco Corporation	OVERBASED SULFONATES COMBINED WITH PETROLEUM OXIDATES FOR METAL FORMING
United States	Granted	525443	18-May-1990	5034443	23-Jul-1991	Witco Corporation	POLYMER STABILIZER AND POLYMER COMPOSITION STABILIZED THEREWITH
United States	Granted	722350	27-Jun-1991	5225108	6-Jul-1993	Witco Corporation	POLYMER STABILIZER AND POLYMER COMPOSITION STABILIZED THEREWITH

208

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
United States	Granted	402155	9-Mar-1995	5516821	14-May-1996	Witco Corporation	POLYMER STABILIZER AND POLYMER COMPOSITION THEREWITH
United States	Granted	463199	5-Jun-1995	5518662	21-May-1996	Witco Corporation	POLYMER STABILIZER AND POLYMER COMPOSITION THEREWITH
United States	Granted	526833	22-May-1990	5102933	7-Apr-1992	Witco Corporation	POLYVINYLCHLORIDE COMPOSITION AND STABILIZERS THEREFOR
United States	Granted	430563	2-Nov-1989	5015777	14-May-1991	Witco Corporation	PROCESS FOR THE PREPARATION OF AROMATIC BETA-DIKETONES
United States	Granted	627542	10-Dec-1990	5057622	15-Oct-1991	Witco Corporation	S-ALKYLTHIOPROPIONIC ACIDS AND DERIVATIVES
United States	Granted	770991	1-Oct-1991	5198486	30-Mar-1993	Witco Corporation	S-ALKYLTHIOPROPIONIC ACIDS AND DERIVATIVES
United States	Granted	519002	4-May-1990	4977193	11-Dec-1990	Witco Corporation	STABILIZATION AND FOAMING OF POLYVINYLCHLORIDE RESINS
United States	Granted	08/583458	5-Jan-1996	5686025	11-Nov-1997	Witco Corporation	STABILIZER AND BLOWING AGENT USEFUL FOR RIGID FOAMED PVC
United States	Granted	08/897272	21-Jul-1997	5821274	13-Oct-1998	Witco Corporation	STABILIZER AND BLOWING AGENT USEFUL FOR RIGID FOAMED PVC

209

Country	Status	Application No.	Application Date	Patent No.	Grant Date	Record Owner	Title	K&E Comments
United States	Granted	08/679270	12-Jul-1996	5807802	15-Sep-1998	Witco Corporation	STABLE AQUEOUS DISPERSIONS OF DIBUTYLIN OXIDE
United States	Granted	25867	3-Mar-1993	5338467	16-Aug-1994	Witco Corporation	SULFONATE GREASE IMPROVEMENT
United States	Granted	999454	29-Dec-1992	5286788	15-Feb-1994	Witco Corporation	THIOESTER POLYMERIZATION MODIFIERS

210

Invoice

Chemtura Corporation 199 Benson Road Middlebury, CONNECTICUT 06749	Document	Number	Date
	Our Invoice	9080000222	07-Jan-2009
	Our Order	985	07-Jan-2009
	Our Delivery	80000301	12-Jan-2009
	Customer PO	GPO 113389
	Customer Number	100621
USA

Bill-to Address	100621	Ship-to Address	203684	Payment Instructions
MAINE INDUSTRIAL TIRE INC PERMATHANE DIVISION 9 LAURENCE RD GORHAM, MAINE 04038-2635 USA		MAINE INDUSTRIAL TIRE INC PERMATHANE DIVISION 9 LAURENCE RD GORHAM, MAINE 04038-2635 USA

Payment should be wired to: Citibank NA, New York Account Number:4055-5094 Account Name:Chemtura Corporation ABA:021000089

Please send your remittance quoting invoice numbers to Chemtura Corp, PO Box 7247-8429, Philadelphia, PA 19170-8429, US

Payment Terms
Net 30 Days - Up to 02/06/2009 without deduction

Incoterms:	Ex Works - BELMONT, NC	Gross Weight:	21,617.99 LB
Shipped From:	BaxterHarriss Carolina (US01), Belmont, US	Ship Date:	10-Jan-2009

Item	Product Description			Order Qty	Ship Qty	Back Ord Qty Unit	Price Cur	Per Unit	Net Value
1	4012889	ADIPRENE® LF 1950A/227 KG DRUM ST/LT		20	20	0 DR	2.37 USD	1 LB	23,720.90
	Net Weight:		17,242.71 LB
	Commodity Code:		3909.50.1000
	Batch:	LT8F18A329	12 DR
	Batch:	LT8F20A330	8 DR

2	4012881	ADIPRENE® LF 1800A/227 KG DRUM ST/LT		20	20	DR	2.31 USD	1 LB	23,120.37
	Net Weight:		10,008.82 LB
	Commodity Code:		3909.50.1000
	Batch:	LT8G06A376	20 DR

Items Total	Amounts in Document Currency USD
Total Value	46,841.27
46,841.27

1

CONDITIONS OF SALE

1.  GENERAL

The following terms and conditions will govern the sale of Product by Seller to Buyer unless such sale is pursuant to a written agreement signed by Seller and Buyer, in which case, the terms and conditions set forth in such agreement will govern such sale of Product. These terms and conditions may not be amended, supplemented or otherwise modified except by a written document signed by both parties. These terms and conditions will not be affected by the acknowledgment or acceptance of any form containing additional or different terms or conditions, which will be of no force or effect.

2.  PRICE INCREASE

Seller may increase any price for a Product hereunder commencing the first day of any calendar month by giving notice at least 30 days prior to the effective date of the increase. Any price increase will apply to all Product shipped on or after the effective date of the increase. If Buyer gives notice to Seller objecting to an increase before the effective date of that increase and the parties do not mutually agree on the price for that Product prior to such effective date.  Buyer may cancel that quantity of Product to which the increase applies by giving notice to Seller prior to the effective date of the price increase. If, because of any law, regulation or other governmental action, Seller is required to reduce any price in effect hereunder or is prevented from increasing any price to the extent it wishes pursuant to this Section 2, Seller may cancel from this Agreement the Product so affected by giving notice to Buyer at least 30 days prior to the date of cancellation.

3.  TAXES

Except where the law otherwise provides, Buyer will pay Seller, in addition to the purchase price, the amount of all governmental taxes, excises and/or other charges (except taxes on or measured by Seller’s net income) that Seller may be required to pay with respect to (a) the production or transportation of any Product delivered hereunder to the extent that such tax, excise or charge is first imposed or increased after the date hereof; or (b) the sale of any Product delivered hereunder.

4.  DELIVERY AND SHIPMENT: TITLE AND RISK OF LOSS

(a) All sales are Ex Works (Incoterms 2000) with insurance and freight paid by Buyer by a common carrier of Seller’s choice to the destination identified in writing by Buyer, unless otherwise agreed to in writing by Seller.

(b) Title and risk of loss will transfer to Buyer upon delivery of Product in accordance with the delivery terms set forth above.

(c) Delivery dates are approximate and no liability is accepted by Seller for delay from any cause whatsoever.

(d) Any demurrage or detention charges legally payable to any transportation carrier due to the action or inaction of the Buyer will be payable by and for the account of the Buyer.

(e) Packaged shipments will be made in Seller’s standard containers, except as otherwise agreed by Seller in writing.

(f) Buyer agrees that in the event Product is shipped in returnable containers (including IBCs), such containers will remain the sole property of Seller and are to be used only to supply Seller’s products to Buyer. Returnable containers are not to be used for any other purpose. All returnable containers must be empty before being returned to Seller. In addition, Buyer agrees to reimburse Seller for any lost or missing returnable containers, cleaning cost beyond that which is normal, damage to containers, and missing parts to the extent such losses or costs are caused by or attributable to Buyer or its employees or agents.

(g) Buyer agrees to promptly return all returnable containers and to pay a detention charge, at Seller’s rates then in effect, for returnable containers returned more than 90days after delivery. If Seller’s railcars or other transportation equipment is furnished for shipment hereunder, it is furnished with the understanding that Buyer will use all reasonable efforts to unload and return such railcars and other transportation equipment to the delivery carrier as promptly as possible, and will be liable for payment of actual demurrage or detention charges incurred by Chemtura as a result of Buyer’s delay in returning Chemtura’s railcars or other equipment to the delivering carrier.

(h) Buyer will be responsible for the lawful disposal of (i) all disposable containers and packaging and (ii) any expired Products.

5.  PAYMENT

Payment terms are net 30 days after the date of Seller’s invoice, unless otherwise agreed to in writing by Seller. Invoices will not be dated prior to the date of shipment. Invoices not paid when due will bear interest at a rate equal to one and one-half percent per month, or the maximum rate permitted by law, whichever is less. Buyer may not offset any amounts claimed from Seller against any payments due to Chemtura with respect to Products sold hereunder.

6.  WARRANTIES AND CLAIMS

(a) Seller warrants that Product(s) delivered hereunder will meet Seller’s standard written specifications for the Product in effect at the time of shipment. SELLER NEITHER MAKES NOR INTENDS, NOR DOES IT AUTHORIZE ANY AGENT OR REPRESENTATIVE TO MAKE, ANY OTHER WARRANTIES, EXPRESS OR IMPLIED AND, TO THE EXTENT PERMITTED BY LAW. IT EXPRESSLY EXCLUDES ALL IMPLIED WARRANTIES, INCLUDING WARRANTIES OF MERCHANT ABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

(b) Buyer’s receipt at Buyer’s destination of any Product will be an unqualified acceptance of and a waiver by Buyer of any and all claims with respect to such Product unless Seller receives written notice of such claim within 90 days after Buyer’s receipt. Buyer assumes all risks and liabilities resulting from Buyer’s use of Product(s) in the manufacturing processes of Buyer or the combination of Product(s) with other substances. Claims for shortages of less than 1/2 of 1% of the gross weight of bulk shipments will not be allowed. Seller’s weights taken at the shipping point will govern, unless proven to be in error.

(c) Seller’s sole liability and Buyer’s sole remedy for any claim arising with respect to non-conforming Product delivered will be as follows: (i) at Seller’s option, replacement of any non-conforming Product or the refund of the purchase price, (ii) reimbursement of reasonable out-of-pocket costs incurred by Buyer for removal, storage, transportation and disposal of non-conforming Product (unless non-conforming Product is returned to Chemtura at Chemtura’s request and expense) and (iii) reimbursement of reasonable out-of-pocket costs incurred by Buyer to rework non-conforming Product.

(d) TO THE EXTENT PERMITTED BY LAW, IN NO EVENT WILL SELLER’S AGGREGATE LIABILITY FOR CLAIMS ARISING IN CONNECTION WITH PRODUCT EXCEED THE PURCHASE PRICE OF THE PRODUCT OR PRODUCTS WITH RESPECT TO WHICH SUCH CLAIMS ARE MADE, WHETHER SUCH LIABILITY IS BASED ON NEGLIGENCE, BREACH OF WARRANTY, BREACH OF CONTRACT, INDEMNITY OR ANY OTHER LEGAL OR EQUITABLE THEORY.

(e) TO THE EXTENT PERMITTED BY LAW, IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR INCIDENTAL, CONSEQUENTIAL INDIRECT, SPECIAL OR PUNITIVE DAMAGES (INCLUDING PENALTIES, TAXES OR FILING FEES) OR LOST PROFITS, REGARDLESS OF WHETHER SUCH LIABILITY IS BASED ON BREACH OF CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE, AND EVEN IF ADVISED OF THE LIKELIHOOD OF SUCH DAMAGES.

7.  FORCE MAJEURE

Seller’s failure to perform will not be considered a breach to the extent such nonperformance results from, or is made impracticable by, any cause beyond its reasonable control, such as acts of God, war, fires, explosions, natural disasters, strikes or lockouts, sabotage, critical equipment failure, governmental laws and regulations, or the inability to obtain raw materials, equipment or utilities.

8.  SAFETY, HEALTH AND RESPONSIBLE CARE

Buyer acknowledges that it has received documents, including Seller’s Material Safety Data Sheets and product information bulletins, containing Seller’s safety and health information concerning Product deliverable hereunder, that it has read and it understands such information, and that it agrees to comply with all applicable recommendations and warnings and use the Product only in a manner consistent with all information included in such documents and to Incorporate such information into its personnel safety programs. Buyer will inform its employees, contractors, agents, carriers and customers who may become exposed to such Product after delivery to Buyer, of any hazards associated with Product, and of the proper storage, handling and use procedures for Product, disclosed in such documents or in additional documents provided to Buyer. Buyer will indemnify Seller from and against any claims, damages, liabilities and expenses (including attorney’s fees) arising from Buyer’s breach of the foregoing obligations. Responsible Care® (www.responsiblecare.org) principles outlined by the International Council of Chemical Associations are the basis for Product Stewardship practices that have been developed for the global chemicals industry. Seller and its affiliates around the world adhere to the principles and practices of Responsible Care and Product Stewardship and Seller expects its customers to support and comply with these principles and practices as well. Buyer will (a) comply with all applicable statutory and regulatory requirements associated with the storage, transportation and use of the Products and proper disposal of Product waste and (b) inform Seller promptly of (i) any complaints or reports relating to environmental, health, safety or security matters related to any of the Products or to the storage or use of any of them and (ii) any health, safety, environmental or security incidents or other such matters relating to any of the Products that require notification or reporting to any governmental agency.

9.  CONFIDENTIALITY

Buyer will keep confidential any confidential information of Seller that is disclosed to Buyer in connection with the Product(s) including, but not limited to, price, unpublished specifications, performance, compounding, and formulation, application and technical data.

10.  EXPORT CONTROLS

(a) No provision hereof will be interpreted or applied so as to require Seller to do, or refrain from doing, anything that would constitute a violation of applicable anti-boycott and other export laws and regulations.

(b) Buyer acknowledges that the technology, software, services, or products provided by Seller hereunder, may be subject to laws or regulations restricting their export, re-export, transfer or release to certain governments, legal entities or individuals and/or to certain destinations including those laws and regulations administered by the United States Department of Commerce (Bureau of Industry and Security) and the United States Department of the-Treasury (Office of Foreign Assets Control).

11.  GOVERNING LAW; JURISDICTION

(a)This transaction will be governed by the laws of the State of Connecticut, without giving effect to its principles of conflict of laws.

(b) The parties agree that any suit, action or proceeding brought by either party against the other party related to this transaction will be brought solely in the Federal Courts of the State of Connecticut or, if such court lacks jurisdiction, in the State Courts of the State of Connecticut.

(c) The United Nations Convention for the International Sale of Goods will not apply to this transaction.

Chemtura Corporation

JV Investment Commitments Cash

JV	Agreement	Location	Product	Nature of the contribution	2009 Contribution (USD 000’s)
Rubicon	JV - Manufacturing	Louisiana, US	Aniline / DPA	Fund capital expenditure	$1,484
Venomix	Crop R&D Venture	Connecticut, US	N/A	Expense contribution	50
Gulf Stabilizers Industries LTD	JV - Manufacturing	Saudi Arabia	AO/UV	Fund capital expenditure	2,533
Total					$4,067

Notes:

1) payment is in EUR. Exchange rate used 1.439 USD/EUR

K&E Comments 3/12/09

EXHIBIT A-1

FORM OF TERM NOTE

$	Dated: , 200

FOR VALUE RECEIVED, the undersigned, Chemtura Corporation, a Delaware corporation and a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code (the “Borrower”), HEREBY PROMISES TO PAY                       or its registered assigns (the “Lender”) for the account of its Applicable Lending Office (as defined in the Credit Agreement referred to below) on the Termination Date the aggregate principal amount of the Term Advances (each as defined below) owing to the Lender by the Borrower pursuant to the Senior Secured Superpriority Debtor-In-Possession Credit Agreement dated as of March    , 2009 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; the terms defined therein, unless otherwise defined herein, being used herein as therein defined) among the Borrower, the Guarantors party thereto, each a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code, Citibank, N.A., as Administrative Agent, Citibank, N.A., as Initial Issuing Bank, Citigroup Global Markets, Inc., as Sole Lead Arranger and Sole Bookrunner, and the Lenders party thereto from time to time.

The Borrower promises to pay interest on the unpaid principal amount of the Term Advance from the date of such Term Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

Both principal and interest are payable in lawful money of the United States of America to Citibank, N.A., as Administrative Agent, in same day funds.  The Term Advance owing to the Lender by the Borrower, and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto, which is part of this Promissory Note; provided, however, that the failure of the Lender to make any such recordation or endorsement shall not affect the Obligations of the Borrower under this Promissory Note.

This Promissory Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement.  The Credit Agreement, among other things, (i) provides for the making of a single advance (the “Term Advance”) by the Lender to the Borrower in an amount not to exceed the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from such Term Advance being evidenced by this Promissory Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.  The obligations of the Borrower under this Promissory Note and the other Loan Documents, and the obligations of the other Loan Parties under the Loan Documents, are secured by the Collateral as provided in the Loan Documents.

This Term Note shall be governed by, and construed in accordance with, the laws of the State of New York and, to the extent applicable, the Bankruptcy Code.

CHEMTURA CORPORATION, a debtor and a debtor-in-possession, as Borrower

By
Title:

2

PAYMENTS OF PRINCIPAL

Date	Amount of Principal Paid or Prepaid	Unpaid Principal Balance	Notation Made By

EXHIBIT A-2

FORM OF NON-ROLLUP REVOLVING CREDIT NOTE

$	Dated: , 200

FOR VALUE RECEIVED, the undersigned, Chemtura Corporation, a Delaware corporation and a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code (the “Borrower”), HEREBY PROMISES TO PAY                       or its registered assigns (the “Lender”) for the account of its Applicable Lending Office (as defined in the Credit Agreement referred to below) on the Termination Date the aggregate principal amount of the Non-rollup Revolving Credit Advances (each as defined below) owing to the Lender by the Borrower pursuant to the Senior Secured Superpriority Debtor-In-Possession Credit Agreement dated as of March    , 2009 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; the terms defined therein, unless otherwise defined herein, being used herein as therein defined) among the Borrower, the Guarantors party thereto, each a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code, Citibank, N.A., as Administrative Agent, Citibank, N.A., as Initial Issuing Bank, Citigroup Global Markets, Inc., as Sole Lead Arranger and Sole Bookrunner, and the Lenders party thereto from time to time.

The Borrower promises to pay interest on the unpaid principal amount of the Non-rollup Revolving Credit Advance from the date of such Non-rollup Revolving Credit Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

Both principal and interest are payable in lawful money of the United States of America to Citibank, N.A., as Administrative Agent, in same day funds.  The Non-rollup Revolving Credit Advance owing to the Lender by the Borrower, and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto, which is part of this Promissory Note; provided, however, that the failure of the Lender to make any such recordation or endorsement shall not affect the Obligations of the Borrower under this Promissory Note.

This Promissory Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement.  The Credit Agreement, among other things, (i) provides for the making of a single advance (the “Non-rollup Revolving Credit Advance”) by the Lender to the Borrower in an amount not to exceed the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from such Non-rollup Revolving Credit Advance being evidenced by this Promissory Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.  The obligations of the Borrower under this Promissory Note and the other Loan Documents, and the obligations of the other Loan Parties under the Loan Documents, are secured by the Collateral as provided in the Loan Documents.

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This Non-rollup Revolving Credit Note shall be governed by, and construed in accordance with, the laws of the State of New York and, to the extent applicable, the Bankruptcy Code.

CHEMTURA CORPORATION, a debtor and a debtor-in-possession, as Borrower

By
Title:

3

PAYMENTS OF PRINCIPAL

Date	Amount of Principal Paid or Prepaid	Unpaid Principal Balance	Notation Made By

EXHIBIT A-3

FORM OF ROLLUP REVOLVING CREDIT NOTE

$	Dated: , 200

FOR VALUE RECEIVED, the undersigned, Chemtura Corporation, a Delaware corporation and a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code (the “Borrower”), HEREBY PROMISES TO PAY                       or its registered assigns (the “Lender”) for the account of its Applicable Lending Office (as defined in the Credit Agreement referred to below) on the Termination Date the aggregate principal amount of the Rollup Revolving Credit Advances (each as defined below) owing to the Lender by the Borrower pursuant to the Senior Secured Superpriority Debtor-In-Possession Credit Agreement dated as of March    , 2009 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; the terms defined therein, unless otherwise defined herein, being used herein as therein defined) among the Borrower, the Guarantors party thereto, each a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code, Citibank, N.A., as Administrative Agent, Citibank, N.A., as Initial Issuing Bank, Citigroup Global Markets, Inc., as Sole Lead Arranger and Sole Bookrunner, and the Lenders party thereto from time to time.

The Borrower promises to pay interest on the unpaid principal amount of each Rollup Revolving Credit Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

Both principal and interest are payable in lawful money of the United States of America to Citibank, N.A., as Administrative Agent, in same day funds.  Each Rollup Revolving Credit Advance owing to the Lender by the Borrower, and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto, which is part of this Promissory Note; provided, however, that the failure of the Lender to make any such recordation or endorsement shall not affect the Obligations of the Borrower under this Promissory Note.

This Promissory Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement.  The Credit Agreement, among other things, (i) provides for the making of advances (variously, the “Rollup Revolving Credit Advances,”) by the Lender to or for the benefit of the Borrower from time to time in an aggregate amount not to exceed at any time outstanding the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Rollup Revolving Credit Advance and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.  The obligations of the Borrower under this Promissory Note and the other Loan Documents, and the obligations of the other Loan Parties under the Loan Documents, are secured by the Collateral as provided in the Loan Documents.

2

This Rollup Revolving Credit Note shall be governed by, and construed in accordance with, the laws of the State of New York and, to the extent applicable, the Bankruptcy Code.

CHEMTURA CORPORATION, a debtor and a debtor-in-possession, as Borrower

By
Title:

3

ADVANCES AND PAYMENTS OF PRINCIPAL

Date	Amount of Advance	Amount of Principal Paid or Prepaid	Unpaid Principal Balance	Notation Made By

EXHIBIT B

FORM OF NOTICE OF BORROWING

Citibank, N.A.,
as Administrative Agent
under the Credit Agreement
referred to below

[Address]

[Date]

Attention:

Ladies and Gentlemen:

The undersigned, Chemtura Corporation, a Delaware corporation and a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code, refers to the Senior Secured Superpriority Debtor-In-Possession Credit Agreement dated as of March     , 2009 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined), among the undersigned, the Guarantors party thereto, each a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code, Citibank, N.A., as Administrative Agent, Citibank, N.A., as Initial Issuing Bank, Citigroup Global Markets, Inc., as Sole Lead Arranger and Sole Bookrunner, and the Lenders party thereto from time to time, and hereby gives you notice, irrevocably, pursuant to Section 2.02 of the Credit Agreement that the undersigned hereby requests a Borrowing under the Credit Agreement, and in that connection sets forth below the information relating to such Borrowing (the “Proposed Borrowing”) as required by Section 2.02(a) of the Credit Agreement:

(i)            The Business Day of the Proposed Borrowing is                     , 20    .

(ii)           The Facility under which the Proposed Borrowing is requested is the [Term Facility][Non-rollup Revolving Credit Facility][Rollup Revolving Credit Facility].

(iii)          The Type of Advances comprising the Proposed Borrowing is [Base Rate Advances] [Eurodollar Rate Advances].

(iv)          The aggregate amount of the Proposed Borrowing is $                    .

(v)           [The initial Interest Period for each Eurodollar Rate Advance made as part of the Proposed Borrowing is          month[s].]

The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing:

(A)          the representations and warranties contained in each Loan Document, are correct in all material respects (provided that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects) on and as of such date, immediately before and immediately after giving effect to such Borrowing, issuance or renewal and to the application of the proceeds therefrom, as though made on and as of such date, other than any such representations or warranties that, by their terms, refer to a specific date other than the date of such Borrowing, issuance or renewal, in which case such representations or warranties were true and correct in all material respects (provided that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language were true and correct in all respects) as of such specific date.

(B)           No Default has occurred and is continuing, or would result from such Proposed Borrowing or from the application of the proceeds therefrom.

(C)           [The Proposed Borrowing exceeds the Availability in effect immediately prior to giving effect to the Proposed Borrowing.]

Delivery of an executed counterpart of this Notice of Borrowing by telecopier shall be effective as delivery of an original executed counterpart of this Notice of Borrowing.

Very truly yours,

CHEMTURA CORPORATION, a debtor and a debtor-in-possession, as Borrower

By
Title:

2

EXHIBIT C

FORM OF ASSIGNMENT AND ACCEPTANCE

Reference is made to the Senior Secured Superpriority Debtor-In-Possession Credit Agreement dated as of March     , 2009 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; the terms defined therein, unless otherwise defined herein, being used herein as therein defined) among Chemtura Corporation, a Delaware corporation and a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code  (the “Borrower”), the Guarantors party thereto, each a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code, Citibank, N.A., as Administrative Agent, Citibank, N.A., as Initial Issuing Bank, Citigroup Global Markets, Inc., as Sole Lead Arranger and Sole Bookrunner, and the Lenders party thereto from time to time.

Each “Assignor” referred to on Schedule 1 hereto (each, an “Assignor”) and each “Assignee” referred to on Schedule 1 hereto (each, an “Assignee”) agrees severally with respect to all information relating to it and its assignment hereunder and on Schedule 1 hereto as follows:

(1)           Such Assignor hereby sells and assigns, without recourse except as to the representations and warranties made by it herein, to such Assignee, and such Assignee hereby purchases and assumes from such Assignor, an interest in and to such Assignor’s rights and obligations under the Credit Agreement as of the date hereof equal to the percentage interest specified on Schedule 1 hereto of all outstanding rights and obligations under the Credit Agreement Facilities specified on Schedule 1 hereto.  After giving effect to such sale and assignment, such Assignee’s Commitments and the amount of the Advances owing to such Assignee will be as set forth on Schedule 1 hereto.

(2)           Such Assignor (i) represents and warrants that its name set forth on Schedule 1 hereto is its legal name, that it is the legal and beneficial owner of the interest or interests being assigned by it hereunder and that such interest or interests are free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with any Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, any Loan Document or any other instrument or document furnished pursuant thereto; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or the performance or observance by any Loan Party of any of its obligations under any Loan Document or any other instrument or document furnished pursuant thereto; and (iv) attaches the Note or Notes (if any) held by such Assignor and requests that the Administrative Agent exchange such Note or Notes for a new Note or Notes payable to the order of such Assignee in an amount equal to the Commitments assumed by such Assignee pursuant hereto or new Notes payable to the order of such Assignee in an amount equal to the Commitments assumed by such Assignee pursuant hereto and such Assignor in an amount equal to the Commitments retained by such Assignor under the Credit Agreement, respectively, as specified on Schedule 1 hereto.

(3)           Such Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 4.01 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon any Agent, any Assignor or any other Lender Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) represents and warrants that its name set forth on Schedule 1 hereto is its legal name; (iv) confirms that it is an Eligible Assignee; (v) appoints and authorizes each Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated to such Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (vi) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender Party; and (vii) attaches any U.S. Internal Revenue Service forms required under Section 2.12 of the Credit Agreement.

(4)           Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for acceptance and recording by the Administrative Agent.  The effective date for this Assignment and Acceptance (the “Effective Date”) shall be the date of acceptance hereof by the Administrative Agent, unless otherwise specified on Schedule 1 hereto.

(5)           Upon such acceptance and recording by the Administrative Agent, as of the Effective Date, (i) such Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender Party thereunder and (ii) such Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement (other than its rights and obligations under the Loan Documents that are specified under the terms of such Loan Documents to survive the payment in full of the Obligations of the Loan Parties under the Loan Documents to the extent any claim thereunder relates to an event arising prior to the Effective Date of this Assignment and Acceptance) and, if this Assignment and Acceptance covers all of the remaining portion of the rights and obligations of such Assignor under the Credit Agreement, such Assignor shall cease to be a party thereto.

(6)           Upon such acceptance and recording by the Administrative Agent, from and after the Effective Date, the Administrative Agent shall make all payments under the Credit Agreement and the other Loan Documents in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to such Assignee.  Such Assignor and such Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the other Loan Documents for periods prior to the Effective Date directly between themselves.

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(7)           This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of New York and to the extent applicable, the Bankruptcy Code.

(8)           This Assignment and Acceptance may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of Schedule 1 to this Assignment and Acceptance by telecopier shall be effective as delivery of an original executed counterpart of this Assignment and Acceptance.

IN WITNESS WHEREOF, each Assignor and each Assignee have caused Schedule 1 to this Assignment and Acceptance to be executed by their officers thereunto duly authorized as of the date specified thereon.

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SCHEDULE 1

TO

ASSIGNMENT AND ACCEPTANCE

ASSIGNORS:
Term Facility
Percentage interest assigned		%		%		%		%		%
Term Commitment assigned	$		$		$		$		$
Aggregate outstanding principal amount of Term Advances assigned	$		$		$		$		$
Principal amount of Term Note payable to Assignor	$		$		$		$		$
Non-rollup Revolving Credit Facility
Percentage interest assigned		%		%		%		%		%
Non-rollup Revolving Credit Commitment assigned	$		$		$		$		$
Outstanding principal amount of Non-rollup Revolving Credit Advance assigned	$		$		$		$		$
Principal amount of Non-rollup Revolving Credit Note payable to Assignor	$		$		$		$		$
Rollup Revolving Credit Facility
Percentage interest assigned		%		%		%		%		%
Rollup Revolving Credit Commitment assigned	$		$		$		$		$
Outstanding principal amount of Rollup Revolving Credit Advance assigned	$		$		$		$		$
Principal amount of Rollup Revolving Credit Note payable to Assignor	$		$		$		$		$
Letter of Credit Sublimit
Letter of Credit Commitment assigned	$		$		$		$		$
Letter of Credit Commitment retained	$		$		$		$		$

ASSIGNEES:
Term Facility
Percentage interest assumed		%		%		%		%		%
Term Commitment assumed	$		$		$		$		$
Aggregate outstanding principal amount of Term Advances assumed	$		$		$		$		$
Principal amount of Term Note payable to Assignee	$		$		$		$		$
Non-rollup Revolving Credit Facility
Percentage interest assumed		%		%		%		%		%
Non-rollup Revolving Credit Commitment assumed	$		$		$		$		$
Outstanding principal amount of Non-rollup Revolving Credit Advance assumed	$		$		$		$		$
Principal amount of Tranche 2Term Note payable to Assignee	$		$		$		$		$
Rollup Revolving Credit Facility
Percentage interest assumed		%		%		%		%		%
Rollup Revolving Credit Commitment assumed	$		$		$		$		$
Outstanding principal amount of Rollup Revolving Credit Advance assumed	$		$		$		$		$
Principal amount of Rollup Revolving Credit Note payable to Assignee	$		$		$		$		$
Letter of Credit Sublimit
Letter of Credit Commitment assumed	$		$		$		$		$

2

Effective Date (if other than date of acceptance by Administrative Agent):

(1)                     , 20

Assignors

, as Assignor
[Type or print legal name of Assignor]

By
Title:

Dated: , 20

, as Assignor
[Type or print legal name of Assignor]

By
Title:

Dated: , 20

, as Assignor
[Type or print legal name of Assignor]

By
Title:

Dated: , 20

(1)                                  This date should be no earlier than five Business Days after the delivery of this Assignment and Acceptance to the Administrative Agent.

3

Assignees

, as Assignee
[Type or print legal name of Assignee]

By
Title:

Dated: , 20
Domestic Lending Office:
Eurodollar Lending Office:

, as Assignee
[Type or print legal name of Assignee]

By
Title:

Dated: , 20
Domestic Lending Office:
Eurodollar Lending Office:

4

Accepted [and Approved] this
day of , 20

(2)[CITIBANK, N.A.],
as Administrative Agent

By
Title:

[Approved this day
of , 20

(3)[CHEMTURA CORPORATION, a debtor and a debtor-in-possession, as Borrower]
By
Title: ]

(2)                                  If required by the definition of “Eligible Assignee.”

(3)                                  If required by the definition of “Eligible Assignee.”

5

EXHIBIT D

FORM OF OPINION OF KIRKLAND & ELLIS LLP

[To Come]

EXHIBIT E

INTERIM ORDER

[To Come]

EXHIBIT F

FINAL ORDER

[To Come]

EXHIBIT G

FORM OF IP SECURITY AGREEMENT SUPPLEMENT

FORM OF INTELLECTUAL PROPERTY SECURITY AGREEMENT SUPPLEMENT

This INTELLECTUAL PROPERTY SECURITY AGREEMENT SUPPLEMENT (this “IP Security Agreement Supplement”) dated                     , 20    , is made by the Person listed on the signature page hereof (the “Grantor”), a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code, in favor of Citibank, N.A., as administrative agent (the “Administrative Agent”) for the lenders as defined in the Credit Agreement referred to below).

WHEREAS, Chemtura Corporation, a Delaware corporation and a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code, has entered into a Senior Secured Superpriority Debtor-In-Possession Credit Agreement dated as of March     , 2009 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; the terms defined therein, unless otherwise defined herein, being used herein as therein defined) among the Borrower, the Guarantors party thereto, each a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code, Citibank, N.A., as Administrative Agent, Citibank, N.A., as Initial Issuing Bank, Citigroup Global Markets, Inc., as Sole Lead Arranger and Sole Bookrunner, and the Lenders party thereto from time to time.

WHEREAS, the Grantor and certain other Persons have executed and delivered the Credit Agreement made by the Grantor and such other Persons to the Administrative Agent.

WHEREAS, under the terms of the Credit Agreement, the Grantor has granted to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in the Additional Collateral (as defined in Section 1 below) of the Grantor and has agreed to execute this IP Security Agreement Supplement for recording with the U.S. Patent and Trademark Office, the United States Copyright Office and other governmental authorities in accordance with the terms of the Credit Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees as follows:

SECTION 1.  Grant of Security.  Each Grantor hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in all of such Grantor’s right, title and interest in and to the following (the “Collateral”):

(i)            all patents, patent applications, utility models and statutory invention registrations, all inventions claimed or disclosed therein and all improvements thereto, as set forth in Schedule A hereto (the “Patents”);

(ii)           all trademarks, service marks, domain names, trade dress, logos, designs, slogans, trade names, business names, corporate names and other source identifiers, whether registered or unregistered (provided that no security interest shall be granted in

United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability or result in the voiding of such intent-to-use trademark applications under applicable federal law), together, in each case, with the goodwill symbolized thereby, as set forth in Schedule B hereto (the “Trademarks”);

(iii)          all copyrights, including, without limitation, copyrights in computer software, internet web sites and the content thereof, whether registered or unregistered, as set forth in Schedule C hereto (the “Copyrights”);

(iv)          all tangible embodiments of the foregoing, all rights in the foregoing provided by international treaties or conventions, all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Loan Party accruing thereunder or pertaining thereto;

(v)           all any and all claims for damages and injunctive relief for past, present and future infringement, dilution, misappropriation, violation, misuse or breach with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

(vi)          any and all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and supporting obligations relating to, any and all of the foregoing or arising from any of the foregoing.

SECTION 2.  Security for Obligations.  The grant of a security interest in the Additional Collateral by the Grantor under this IP Security Agreement Supplement secures the payment of all Obligations of the Grantor now or hereafter existing under or in respect of the Loan Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise.

SECTION 3.  Recordation.  The Grantor authorizes and requests that the Register of Copyrights, the Commissioner for Patents and the Commissioner for Trademarks and any other applicable government officer to record this IP Security Agreement Supplement.

SECTION 4.  Grants, Rights and Remedies.  This IP Security Agreement Supplement has been entered into in conjunction with the provisions of the Credit Agreement.  The Grantor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the Administrative Agent with respect to the Additional Collateral are more fully set forth in the Credit Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein.  In the event of a conflict between the provision of this IP Security Agreement Supplement and the Credit Agreement, the Credit Agreement shall control.

SECTION 5.  Governing Law.  This IP Security Agreement Supplement shall be governed by, and construed in accordance with, the laws of the State of New York and to the extent applicable, the Bankruptcy Code.

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SECTION 6.  Execution in Counterparts.  This IP Security Agreement Supplement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

IN WITNESS WHEREOF, the Grantor has caused this IP Security Agreement Supplement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

By
Name:
Title:

Address for Notices:

3

EXHIBIT H

FORM OF GUARANTY SUPPLEMENT

                       , 20

Citibank, N.A., as Administrative Agent

[Address]

Attention:

Re:  Senior Secured Superpriority Debtor-In-Possession Credit Agreement dated as of March     , 2009 among Chemtura Corporation, a Delaware corporation and a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code (the “Borrower”), the Guarantors party thereto, each a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code, Citibank, N.A., as Administrative Agent, Citibank, N.A., as Initial Issuing Bank, Citigroup Global Markets, Inc., as Sole Lead Arranger and Sole Bookrunner, and the Lender Parties party thereto

Ladies and Gentlemen:

Reference is made to the above-captioned Senior Secured Superpriority Debtor-In-Possession Credit Agreement (the “Credit Agreement”) and to the Guaranty referred to therein (such Guaranty, as in effect on the date hereof and as it may hereafter be amended, supplemented or otherwise modified from time to time, together with this Guaranty Supplement, being the “Guaranty”).  The capitalized terms defined in the Guaranty or in the Credit Agreement and not otherwise defined herein are used herein as therein defined.

Section 1.  Guaranty; Limitation of Liability.  (a)  The undersigned hereby irrevocably guarantees the punctual payment when due, whether at scheduled maturity or at a date fixed for prepayment or by acceleration, demand or otherwise, of all of the Obligations of each of the other Loan Parties now or hereafter existing under or in respect of the Loan Documents (including, without limitation, any extensions, modifications, substitutions, amendments or renewals of any or all of the foregoing Obligations), whether direct or indirect, absolute or contingent, and whether for principal, interest, premium, fees, indemnification payments, contract causes of action, costs, expenses or otherwise (such Obligations being the “Guaranteed Obligations”), and agrees to pay any and all expenses (including, without limitation, reasonable fees and expenses of counsel) incurred by the Administrative Agent or any of the other Secured Parties solely in enforcing any rights under this Guaranty Supplement, the Guaranty or any other Loan Document.  Without limiting the generality of the foregoing, the undersigned’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any of the other Loan Parties to the Administrative Agent or any of the other Secured Parties under or in respect of the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such other Loan Party.

(b)           The undersigned, and by its acceptance of this Guaranty , the Administrative Agent and each other Secured Party, hereby confirms that it is the intention of all such Persons that this Guaranty Supplement, the Guaranty and the Obligations of the undersigned hereunder and thereunder not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guaranty Supplement, the Guaranty and the Obligations of the undersigned hereunder and thereunder.  To effectuate the foregoing intention, the Administrative Agent, the other Secured Parties and the undersigned hereby irrevocably agree that the Obligations of the undersigned under this Guaranty Supplement and the Guaranty at any time shall be limited to the maximum amount as will result in the Obligations of the undersigned under this Guaranty Supplement and the Guaranty not constituting a fraudulent transfer or conveyance.

(c)           The undersigned hereby unconditionally and irrevocably agrees that in the event any payment shall be required to be made to any Lender Party under this Guaranty Supplement or any other guaranty, the undersigned will contribute, to the maximum extent permitted by applicable law, such amounts to each other Guarantor and each other guarantor so as to maximize the aggregate amount paid to the Agents and the Lender Parties under or in respect of the Loan Documents.

Section 2.  Obligations Under the Guaranty.  The undersigned hereby agrees, as of the date first above written, to be bound as a Guarantor by all of the terms and conditions of the Guaranty to the same extent as each of the other Guarantors thereunder.  The undersigned further agrees, as of the date first above written, that each reference in the Guaranty to an “Additional Guarantor” or a “Guarantor” shall also mean and be a reference to the undersigned, and each reference in any other Loan Document to a “Loan Party” shall also mean and be a reference to the undersigned.

Section 3.  Representations and Warranties.  The undersigned hereby makes each representation and warranty set forth in Section 4 of the Credit Agreement to the same extent as each other Guarantor.

Section 4.  Delivery by Telecopier.  Delivery of an executed counterpart of a signature page to this Guaranty Supplement by telecopier shall be effective as delivery of an original executed counterpart of this Guaranty Supplement.

Section 5.  Governing Law; Jurisdiction; Waiver of Jury Trial, Etc.  (a)  This Guaranty Supplement shall be governed by, and construed in accordance with, the laws of the State of New York and, to the extent applicable, the Bankruptcy Code.

(b)           The undersigned hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any of the other Loan Documents to which it is a party, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to

2

the extent permitted by law, in such federal court.  The undersigned hereby agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement or any of the other Loan Documents in the courts of any jurisdiction.

(c)           The undersigned hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any of the other Loan Documents to which it is a party in any New York State or federal court.  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

[Remainder of Page Intentionally Left Blank]

3

The undersigned hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to any of the Loan Documents, the Advances or the actions of the Administrative Agent or any Lender Party in the negotiation, administration, performance or enforcement thereof.

Very truly yours,

[NAME OF ADDITIONAL GUARANTOR, a debtor and debtor-in-possession]

By
Title:

EXHIBIT I(4)

FORM OF BORROWING BASE CERTIFICATE

CHEMTURA CORPORATION

Borrowing Base Certificate

Period ending       /      /20

Citibank, N.A., as
Administrative Agent

[Address]

Pursuant to provisions of the Senior Secured Superpriority Debtor-In-Possession Credit Agreement, dated as of March     , 2009, among Chemtura Corporation, a Delaware corporation and a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code (the “Borrower”), the Guarantors, the financial institutions and other institutional lenders party thereto, the Administrative Agent and the other agents party thereto (as it may be amended or otherwise modified from time to time, being the “Credit Agreement”; capitalized terms used herein but not defined herein being used herein as defined in the Credit Agreement), the undersigned, a Responsible Officer of the Borrower, hereby certifies and represents and warrants on behalf of the Borrower as follows:

The information contained in this certificate and the attached information supporting the calculation of the Borrowing Base Availability is to the best of the Borrower’s knowledge true, complete and correct as of the close of business on                         , 20     (the “Calculation Date”).

CHEMTURA CORPORATION

By:
Name:
Title:

(4) This is referenced as Exhibit F in the Credit Agreement.  Need these to match up.